     As filed with the Securities and Exchange Commission on April 18, 2011


                                                     Registration No. 333-156019
                                                                       811-21397

                       SECURITIES AND EXCHANGE COMMISSION
                                Washington, D.C.

                                    Form N-4

            REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933


                         Post-Effective Amendment No. 3                    ( X )






                        REGISTRATION STATEMENT UNDER THE
                         INVESTMENT COMPANY ACT OF 1940


                                 Amendment No. 26                          ( X )


                  NYLIAC VARIABLE ANNUITY SEPARATE ACCOUNT-IV
                           (Exact Name of Registrant)

                           NEW YORK LIFE INSURANCE AND
                               ANNUITY CORPORATION
                               (Name of Depositor)

                   51 Madison Avenue, New York, New York 10010
               (Address of Depositor's Principal Executive Office)

                  Depositor's Telephone Number: (212) 576-7000


                            Jennifer Sendor, Esq.
                 New York Life Insurance and Annuity Corporation
                               51 Madison Avenue
                            New York, New York 10010
                     (Name and Address of Agent for Service)


                                    Copy to:

Richard T. Choi, Esq.                            Thomas F. English, Esq.
Jorden Burt LLP                                  Senior Vice President
1025 Thomas Jefferson Street, NW                 and Chief Insurance Counsel
Suite 400 East                                   New York Life Insurance Company
Washington, D.C.  20007-5208                     51 Madison Avenue
                                                 New York, New York  10010


Approximate Date of Proposed Public Offering: Continuous

It is proposed that this filing will become effective (check appropriate box)

[ ]  immediately upon filing pursuant to paragraph (b) of Rule 485.


[X]  on May 1, 2011 pursuant to paragraph (b) of Rule 485.


[ ]  60 days after filing pursuant to paragraph (a)(1) of Rule 485.

[ ]  on ________ pursuant to paragraph (a)(1) of Rule 485.

If appropriate, check the following box:

[ ] This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

Title of Securities Being Registered:
     Units of interest in a separate account under variable annuity contracts.

                          PROSPECTUS DATED MAY 1, 2011
                                       FOR
                     NEW YORK LIFE PREMIER VARIABLE ANNUITY
                                      FROM
                 NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
                            (A DELAWARE CORPORATION)
                          51 MADISON AVENUE, ROOM 251,
                            NEW YORK, NEW YORK 10010
                                  INVESTING IN
                  NYLIAC VARIABLE ANNUITY SEPARATE ACCOUNT-III
                   NYLIAC VARIABLE ANNUITY SEPARATE ACCOUNT-IV

     This Prospectus describes the individual flexible premium New York Life Premier Variable Annuity policies issued by New York Life Insurance and Annuity Corporation (NYLIAC). We designed these policies to assist individuals with their long-term retirement planning or other long-term needs. You can use these policies with retirement plans that do or do not qualify for special federal income tax treatment. The policies offer flexible premium payments, access to your money through partial withdrawals (some withdrawals may be subject to a surrender charge and/or tax penalty), a choice of when Income Payments commence, and a guaranteed death benefit if the owner dies before Income Payments have commenced.

     NYLIAC offers an individual single premium version of the policies in some states. Appendix 1 of this Prospectus modifies the May 1, 2011 Prospectus for the policies to describe the single premium version of the policies. The principal difference between the single premium version and the flexible premium version of the policies is that under the single premium policies you can make only one premium payment.

     You can choose to have the Mortality and Expense Risk and Administrative Costs Charge (M&E Charge) associated with your policy assessed based on either the Accumulation Value of the policy (which invests in separate Account III) or the Adjusted Premium Payments (which invests in Separate Account IV). The M&E Charge assessed to your policy will be based on the option that you choose. You must choose your M&E Charge option prior to the issuance of the policy. Once the M&E Charge option is chosen it cannot be changed.

     For Accumulation Value based M&E Charge policies, the M&E charge is assessed based on the Accumulation Value of the policy and will vary with fluctuations in the policy's Accumulation Value. For Premium based M&E Charge policies, in most jurisdictions, the M&E Charge is assessed based on the Adjusted Premium Payments and will not vary with fluctuations in the policy's Accumulation Value. Please see "TABLE OF FEES AND EXPENSES--Periodic Charges Other Than Fund Company Charges" for more information.

     Your premium payments accumulate on a tax-deferred basis. This means your earnings are not taxed until you take money out of your policy, which can be done in several ways. You can split your premium payments among a Fixed Account(1), Our Dollar Cost Averaging programs, and the Investment Divisions listed below.

  -  MainStay VP Balanced -- Service Class
  -  MainStay VP Bond -- Service Class
  -  MainStay VP Cash Management
  -  MainStay VP Common Stock -- Service Class
  -  MainStay VP Conservative
       Allocation -- Service Class
  -  MainStay VP Convertible -- Service Class
  -  MainStay VP Flexible Bond
       Opportunities -- Service Class
  -  MainStay VP Floating Rate -- Service Class
  -  MainStay VP Government -- Service Class
  -  MainStay VP Growth Allocation -- Service
       Class
  -  MainStay VP Growth Equity -- Service Class
  -  MainStay VP High Yield Corporate
       Bond -- Service Class
  -  MainStay VP ICAP Select Equity -- Service
       Class
  -  MainStay VP Income Builder -- Service Class
  -  MainStay VP International Equity -- Service
       Class
  -  MainStay VP Large Cap Growth -- Service
       Class
  -  MainStay VP Mid Cap Core -- Service Class
  -  MainStay VP Moderate Allocation -- Service
       Class
  -  MainStay VP Moderate Growth
       Allocation -- Service Class
  -  MainStay VP S&P 500 Index -- Service Class
  -  MainStay VP U.S. Small Cap -- Service Class
  -  BlackRock(R) Global Allocation V.I.
       Fund -- Class III Shares
  -  Calvert VP SRI Balanced Portfolio
  -  Columbia Variable Portfolio -- Small Cap
       Value Fund -- Class 2
  -  Dreyfus IP Technology Growth -- Service
       Shares
  -  Fidelity(R) VIP Contrafund(R) -- Service
       Class 2
  -  Fidelity(R) VIP Equity-Income -- Service
       Class 2
  -  Fidelity(R) VIP Mid Cap -- Service Class 2
  -  Janus Aspen Balanced Portfolio -- Service
       Shares
  -  Janus Aspen Worldwide Portfolio -- Service
       Shares
  -  MFS(R) Investors Trust Series -- Service
       Class
  -  MFS(R) Research Series -- Service Class
  -  MFS(R) Utilities Series -- Service Class
  -  Neuberger Berman AMT Mid-Cap Growth
       Portfolio -- Class S
  -  PIMCO Real Return Portfolio -- Advisor Class
  -  Royce Micro-Cap Portfolio -- Investment
       Class
  -  Royce Small-Cap Portfolio -- Investment
       Class
  -  T. Rowe Price Equity Income Portfolio II
  -  UIF Emerging Markets Equity
       Portfolio -- Class II
  -  Van Eck VIP Global Hard Assets
  -  Victory VIF Diversified Stock -- Class A
       Shares




----------
       (1) THE FIXED ACCOUNT IS NOT AVAILABLE FOR POLICIES ISSUED IN THE STATE OF NEW YORK.

     WE DO NOT GUARANTEE THE INVESTMENT PERFORMANCE OF THE INVESTMENT DIVISIONS. DEPENDING ON CURRENT MARKET CONDITIONS, YOU CAN MAKE OR LOSE MONEY IN ANY OF THE INVESTMENT DIVISIONS.

     You should read this Prospectus carefully before investing and keep it for future reference. This Prospectus is not valid unless it is accompanied by the current prospectuses for the MainStay VP Funds Trust, the BlackRock Variable Series Funds, Inc., the Calvert Variable Series, Inc., the Columbia Funds Variable Insurance Trust, the Dreyfus Investment Portfolios, the Fidelity Variable Insurance Products Fund, the Janus Aspen Series, the MFS(R) Variable Insurance Trust(SM), the Neuberger Berman Advisers Management Trust, the PIMCO Variable Insurance Trust, the Royce Capital Fund, the T. Rowe Price Equity Series, Inc., the Universal Institutional Funds, Inc., Van Eck VIP Trust, and the Victory Variable Insurance Funds (the "Funds," and each individually, a "Fund"). Each Investment Division invests in shares of a corresponding Fund portfolio. Please contact Us at (800) 598-2019, or your registered representative if you do not have the accompanying book of underlying fund prospectuses.

     To learn more about the policies, you can obtain a copy of the Statement of Additional Information (SAI) dated May 1, 2011. The SAI has been filed with the Securities and Exchange Commission (SEC) and is incorporated by reference into this Prospectus. The table of contents for the SAI appears at the end of this Prospectus. For a free copy of the SAI, call Us at (800) 598-2019 or write to Us at the address noted above. The SEC maintains a website (http://www.sec.gov) that contains the SAI and other information that is filed electronically with the SEC.

     THE SEC HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ADEQUACY OR ACCURACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

     THE POLICIES INVOLVE RISKS, INCLUDING POTENTIAL LOSS OF PRINCIPAL INVESTED. THE POLICIES ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK, AND ARE NOT FEDERALLY INSURED BY THE FDIC, THE FEDERAL RESERVE BOARD, OR ANY OTHER AGENCY.

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

                                TABLE OF CONTENTS


                                          PAGE
                                          ----
DEFINITIONS.............................     3
TABLE OF FEES AND EXPENSES..............     5
QUESTIONS AND ANSWERS ABOUT NEW YORK
  LIFE PREMIER VARIABLE ANNUITY.........    10
  How Do I Contact NYLIAC?..............    14
FINANCIAL STATEMENTS....................    16
CONDENSED FINANCIAL INFORMATION.........    17
NEW YORK LIFE INSURANCE AND ANNUITY
  CORPORATION AND THE SEPARATE ACCOUNT..    21
  New York Life Insurance and Annuity
     Corporation........................    21
  The Separate Account..................    21
  The Portfolios........................    21
  Additions, Deletions, or Substitutions
     of Investments.....................    24
  Reinvestment..........................    25
THE POLICIES............................    25
  Selecting the Variable Annuity That's
     Right for You......................    25
  Qualified and Non-Qualified Policies..    26
  Policy Application and Premium
     Payments...........................    27
  Tax-Free Section 1035 Exchanges.......    27
  Payments Returned for Insufficient
     Funds..............................    28
  Your Right to Cancel ("Free Look")....    28
  Issue Ages............................    28
  Transfers.............................    28
  Limits on Transfers...................    29
  Speculative Investing.................    31
  Virtual Service Center and Interactive
     Voice Response System..............    31
  Dollar Cost Averaging (DCA) Programs..    32
     (a) Traditional Dollar Cost
         Averaging......................    33
     (b) The DCA Advantage Plan.........    34
  Automatic Asset Reallocation..........    34
  Interest Sweep........................    35
  Accumulation Period...................    35
     (a) Crediting of Premium Payments..    35
     (b) Valuation of Accumulation
         Units..........................    36
  Riders................................    36
     (a) Living Needs
         Benefit/Unemployment  Rider....    36
     (b) Living Needs Benefit Rider.....    37
     (c) Unemployment Benefit Rider.....    37
     (d) Investment Protection Plan
         Rider  (optional)..............    37
     (e) Enhanced Beneficiary Benefit
         Rider  (optional)..............    39
     (f) Enhanced Spousal Continuance
         Rider  (optional)..............    41
     (g) Upromise Account Rider
         (optional).....................    41
     (h) Annual Death Benefit Reset
         Rider  (optional)..............    42
     (i) Investment Protection Plan
         Rider/Annual Death Benefit
         Reset  Rider Package
         (optional).....................    43
     (j) Breakpoint Credit Rider........    43
  Policyowner Inquiries.................    44
  Records and Reports...................    44
CHARGES AND DEDUCTIONS..................    44
  Surrender Charges.....................    44
  Amount of Surrender Charge............    45
  Exceptions to Surrender Charges.......    45
  Other Charges.........................    45
     (a) Mortality and Expense Risk and
         Administrative Costs Charge....    45
     (b) Policy Service Charge..........    46
     (c) Investment Protection Plan
         Rider  Charge (optional).......    46
     (d) Rider Risk Charge Adjustment...    46
     (e)  Fund Charges..................    47
     (f)  Transfer Fees.................    47
     (g)  Enhanced Beneficiary Benefit
          Rider  Charge (optional)......    47
     (h)  Annual Death Benefit Reset
          Rider  Charge (optional)......    47
     (i)  Investment Protection Plan
          Rider/Annual Death Benefit
          Reset   Rider Package Charge
          (optional)....................    47
  Group and Sponsored Arrangements......    48
  Taxes.................................    48
DISTRIBUTIONS UNDER THE POLICY..........    48
  Surrenders and Withdrawals............    48
     (a) Surrenders.....................    49
     (b) Partial Withdrawals............    49
     (c) Periodic Partial Withdrawals...    49
     (d) Hardship Withdrawals...........    49
  Required Minimum Distribution Option..    50
  Our Right to Cancel...................    50
  Annuity Commencement Date.............    50
  Death Before Annuity Commencement.....    50
  Income Payments.......................    51
     (a) Election of Income Payment
         Options........................    51
     (b) Proof of Survivorship..........    51
  Delay of Payments.....................    51
  Designation of Beneficiary............    52
  Restrictions Under Code Section
     403(b)(11).........................    52
  Loans.................................    52
THE FIXED ACCOUNT.......................    53
     (a) Interest Crediting.............    53
     (b) Transfers to Investment
         Divisions......................    54
THE DCA ADVANTAGE PLAN ACCOUNT..........    54
FEDERAL TAX MATTERS.....................    55
  Introduction..........................    55
  Taxation of Annuities in General......    55
  3.8 Percent Tax on Certain Investment
     Income.............................    56
  Partial Section 1035 Exchanges........    56
  Qualified Policies....................    57
     (a) 403(b) Plans...................    57
     (b) Individual Retirement
         Annuities......................    57
     (c) Roth Individual Retirement
         Annuities......................    58
     (d) Inherited IRAs.................    58
     (e) SIMPLE IRAs....................    58
  Taxation of Death Benefits............    59
DISTRIBUTION AND COMPENSATION
  ARRANGEMENTS..........................    59
VOTING RIGHTS...........................    59
TABLE OF CONTENTS FOR THE STATEMENT OF
  ADDITIONAL INFORMATION................    61
APPENDIX 1..............................   A-1



     THIS PROSPECTUS IS NOT CONSIDERED AN OFFERING IN ANY STATE WHERE THE SALE OF THIS POLICY CANNOT LAWFULLY BE MADE. WE DO NOT AUTHORIZE ANY INFORMATION OR REPRESENTATIONS REGARDING THE OFFERING OTHER THAN AS DESCRIBED IN THIS PROSPECTUS OR IN ANY ACCOMPANYING SUPPLEMENT TO THIS PROSPECTUS OR IN ANY AUTHORIZED SUPPLEMENTAL SALES MATERIAL.

                                   DEFINITIONS

ACCUMULATION UNIT--An accounting unit We use to calculate the Variable Accumulation Value prior to the Annuity Commencement Date. Each Investment Division of the Separate Account has a distinct variable Accumulation Unit value.

ACCUMULATION VALUE--The sum of the Variable Accumulation Value, the Fixed Accumulation Value (if applicable), and the DCA Advantage Plan Accumulation Value of a policy.

ADJUSTED DEATH BENEFIT PREMIUM PAYMENTS--The total dollar amount of premium payments made under this Policy reduced by any Adjusted Death Benefit Premium Payment Proportional Withdrawals.

ADJUSTED DEATH BENEFIT PREMIUM PAYMENT PROPORTIONAL WITHDRAWAL--An amount equal to the amount withdrawn from this Policy (including any amount withdrawn that may include surrender charges), divided by this Policy's Accumulation Value immediately preceding the withdrawal, multiplied by the Adjusted Death Benefit Premium Payments immediately preceding the withdrawal.

ADJUSTED PREMIUM PAYMENT--The total dollar amount of premium payments made under the policy and allocated to the Investment Divisions and DCA Advantage Account reduced by any withdrawals and applicable surrender charges in excess of any gain in the policy.

ALLOCATION ALTERNATIVES--The Investment Divisions of the Separate Account and the Fixed Account.

ANNUITANT--The person named on the Policy Data Page and whose life determines the Income Payments.

ANNUITY COMMENCEMENT DATE--The date on which We are to make the first Income Payment under the policy.

BENEFICIARY--The person or entity having the right to receive the death benefit set forth in the policy and who is the "designated beneficiary" for purposes of
Section 72 of the Internal Revenue Code.

BUSINESS DAY--Generally, any day on which the New York Stock Exchange (NYSE) is open for trading. Our Business Day ends at 4:00 p.m. Eastern Time or the close of regular trading of the NYSE, if earlier.

CODE--The Internal Revenue Code of 1986, as amended.

CONSIDERATION--A premium payment, or a portion thereof and/or, if allowable, a transfer amount from an Investment Division to the Fixed Account.

DOLLAR COST AVERAGING (DCA) ADVANTAGE PLAN ACCOUNT--The 6-month DCA account used specifically for the DCA Advantage Plan.

DOLLAR COST AVERAGING (DCA) ADVANTAGE PLAN--A feature which permits automatic dollar cost averaging using the DCA Advantage Plan Account.

DOLLAR COST AVERAGING (DCA) ACCUMULATION VALUE--The sum of premium payments and any Breakpoint Credits allocated to the DCA Advantage Plan Account, plus interest credited on those premium payments and Breakpoint Credits, less any transfers and partial withdrawals from the DCA Advantage Plan, and less any surrender charges and any policy service charges that may already have been assessed from the DCA Advantage Plan. The DCA Accumulation Value is supported by assets in NYLIAC's general account. These assets are subject to the claims of Our general creditors. The DCA Accumulation Value will never be less than the DCA Advantage Plan Account portion of the Nonforfeiture Value.

ELIGIBLE PORTFOLIOS (PORTFOLIOS)--The mutual fund portfolios of the Funds that are available for investment through the Investment Divisions of the Separate Account.

FIXED ACCOUNT--An account that is credited with a fixed interest rate which NYLIAC declares and is not part of the Separate Account. The Accumulation Value of the Fixed Account is supported by assets in NYLIAC's general account, which are subject to the claims of Our general creditors.

FIXED ACCUMULATION VALUE--The sum of premium payments and Breakpoint Credits and, if allowable, transfers allocated to the Fixed Account, plus interest credited on those premium payments and Breakpoint Credits and, if allowable, transfers, less any transfers and partial withdrawals from the Fixed Account, and less any surrender charges and any policy service charges deducted from the Fixed Account. The Fixed Accumulation Value will never be less than the Fixed Account portion of the Nonforfeiture Value.

INCOME PAYMENTS--Periodic payments NYLIAC makes after the Annuity Commencement Date.

INVESTMENT DIVISION--The variable investment options available with the policy. Each Investment Division invests exclusively in shares of a specified Eligible Portfolio.

NON-QUALIFIED POLICIES--Policies that are not available for use by individuals in connection with employee retirement plans intended to qualify for special federal income tax treatment under Sections 403(b), 408, and 408A of the Code. Non-Qualified Policies include policies issued for other retirement plans or arrangements, including plans qualifying under Section 401(a) of the Code.

NONFORFEITURE RATE--The rate used to calculate the Fixed Account and DCA Advantage Plan Nonforfeiture Values. This rate, as shown on the Policy Data Page, is equal to the lesser of: a) 3.00%, and b) a rate that is not less than 1.00% and determined by using the six-month average of the five-year Constant Maturity Treasury Rate reported by the Federal Reserve for December through May (for period beginning July 1) and June through November (for period beginning January 1), rounded to the nearest .05%, minus 1.25%.

NONFORFEITURE VALUE--The Nonforfeiture Value is equal to 87.50% of the Consideration(s) allocated to the Fixed Account and/or to the DCA Advantage Plan accumulated at the Nonforfeiture Rate since the Payment Date or transfer date, minus any amounts withdrawn or transferred from the Fixed Account and/or the DCA Advantage Account, with the remaining amount accumulated at the Nonforfeiture Rate since the date of withdrawal or transfer.

NYLIAC, WE, OUR OR US--New York Life Insurance and Annuity Corporation. All written service requests must be sent to the NYLIAC Variable Products Service Center ("VPSC") at one of the addresses listed in Question 15 of the section of the Prospectus entitled, "QUESTIONS AND ANSWERS ABOUT NEW YORK LIFE PREMIER VARIABLE ANNUITY."

PAYMENT DATE--The Business Day on which We receive a premium payment at the address specified in this Prospectus to receive such payment.

PAYMENT YEAR(S)--With respect to any premium payment, the year(s) beginning on the date such premium payment is made to the policy.

POLICY ANNIVERSARY--An anniversary of the Policy Date shown on the Policy Data Page.

POLICY DATA PAGE--Page 2 of the policy which contains the policy specifications.

POLICY DATE--The date from which We measure Policy Years, quarters, months, and Policy Anniversaries. It is shown on the Policy Data Page.

POLICY YEAR--A year starting on the Policy Date. Subsequent Policy Years begin on each Policy Anniversary, unless otherwise indicated.

QUALIFIED POLICIES--Policies for use by individuals under employee retirement plans that are intended to qualify for special federal income tax treatment under Sections 403(b), 408, and 408A of the Code. Qualified Policies do not include policies issued for any other retirement plans or arrangements, including plans qualifying under Section 401(a) of the Code.

SEPARATE ACCOUNT--NYLIAC Variable Annuity Separate Account-III or NYLIAC Variable Annuity Separate Account IV, each a segregated asset account We established to receive and invest premium payments paid under the policies. The Separate Account's Investment Divisions, in turn, purchase shares of Eligible Portfolios.

VARIABLE ACCUMULATION VALUE--The sum of the current Accumulation Unit value(s) for each of the Investment Divisions multiplied by the number of Accumulation Units held in the respective Investment Division.

                           TABLE OF FEES AND EXPENSES

The following tables describe the fees and expenses that you will pay when buying, owning, and surrendering the policy. The first table describes the fees and expenses that you will pay at the time that you buy the policy, surrender the policy, or transfer Accumulation Value between investment options. State premium taxes may also be deducted.

                        POLICYOWNER TRANSACTION EXPENSES

--------------------------------------------------------------------------------------------------
                                                            ACCUMULATION
                                                            VALUE BASED           PREMIUM BASED
                                                        M&E CHARGE POLICIES    M&E CHARGE POLICIES
--------------------------------------------------------------------------------------------------
CURRENT AND GUARANTEED MAXIMUM SURRENDER CHARGE as a            8.00%                  8.00%
  percentage of the amount withdrawn(1)
CURRENT AND GUARANTEED MAXIMUM TRANSFER FEE for each             $30                    $30
  transfer over 12 in a Policy Year (currently no
  charge for the first 12 transfers in a Policy
  Year).


(1) In Payment Years 2 and beyond, the percentage applied to calculate the maximum Surrender Charge is reduced as follows: 7% during Payment Year 2; 6% during Payment Year 3; 5% during Payment Year 4; 4% during Payment Year 5; 3% during Payment Year 6; 2% during Payment Year 7; and 0% thereafter.

The next table describes the fees and expenses that you will pay periodically during the time that you own the policy, not including Fund fees and expenses.

                PERIODIC CHARGES OTHER THAN FUND COMPANY CHARGES

--------------------------------------------------------------------------------------------------
                                                            ACCUMULATION
                                                            VALUE BASED           PREMIUM BASED
                                                        M&E CHARGE POLICIES    M&E CHARGE POLICIES
--------------------------------------------------------------------------------------------------
Annual Policy Service Charge (for policies with less             $30                    $30
than $100,000 Accumulation Value)
CURRENT AND GUARANTEED MAXIMUM MORTALITY AND EXPENSE            1.35%                  1.55%
RISK AND ADMINISTRATIVE COSTS CHARGE (calculated
either as an annualized percentage of the daily
average Variable Accumulation Value or the Adjusted
Premium Payments, includes mortality and expense risk
and administrative fees).

                             OPTIONAL RIDER CHARGES

-------------------------------------------------------------------------------------------
                                                                          ACCUMULATION
                                                                    VALUE AND PREMIUM BASED
                                                                      M&E CHARGE POLICIES
-------------------------------------------------------------------------------------------
  GUARANTEED MAXIMUM INVESTMENT PROTECTION PLAN RIDER CHARGE FOR              1.00%
  POLICYOWNERS THAT SELECTED THE RIDER BEFORE FEBRUARY 15, 2010
  (calculated as an annualized percentage of the amount that is guaranteed under the Investment Protection Plan Rider, deducted on a quarterly basis).
-------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------
  GUARANTEED MAXIMUM INVESTMENT PROTECTION PLAN RIDER CHARGE FOR              1.25%
  POLICYOWNERS THAT SELECT THE RIDER ON OR AFTER FEBRUARY 15,
  2010 (calculated as annualized percentage of the amount that is guaranteed under the Investment Protection Plan Rider, deducted on a quarterly basis).
-------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------

     Current Investment Protection Plan Rider Charge                          0.65%
-------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------

  GUARANTEED MAXIMUM RIDER RISK CHARGE ADJUSTMENT (one-time                   2.00%
  charge for cancellation of the Investment Protection Plan
  Rider; calculated as an annualized percentage of the amount that is guaranteed under the Investment Protection Plan Rider;
  please contact your registered representative to determine the percentage We are currently charging before you select this feature).
-------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------

  GUARANTEED MAXIMUM ANNUAL DEATH BENEFIT RESET RIDER CHARGE                  1.00%
  (calculated as an annualized percentage of the Reset Value as of the last Policy Anniversary (or as of the Policy Date if within the first Policy Year), deducted on a quarterly basis;
  for a detailed explanation of the term "Reset Value," see "THE
  POLICIES-Riders-Annual Death Benefit Reset Rider").
-------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------

     Current Annual Death Benefit Rider Charge if the oldest                  0.30%
     Owner is age 65 or younger
-------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------

     Current Annual Death Benefit Rider Charge if the oldest                  0.35%
     Owner is age 66 to 75 inclusive
-------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------

  GUARANTEED MAXIMUM INVESTMENT PROTECTION PLAN RIDER/ANNUAL                  2.00%
  DEATH BENEFIT RESET RIDER PACKAGE (IPP + ADBR) CHARGE
  (calculated as the sum of (1) the Investment Protection Plan
  Rider Charge, calculated as an annualized percentage of the amount guaranteed under the Investment Protection Plan Rider;
  and (2) the Annual Death Benefit Reset Rider Charge, calculated as an annualized percentage of the Reset Value as of the last
  Policy anniversary (or as of the Policy Date if within the first Policy Year))
-------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------

     Current Investment Protection Plan Rider Charge with IPP +               0.60%
     ADBR
-------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------

     Current Annual Death Benefit Reset Rider Charge with IPP +               0.25%
     ADBR
-------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------

  GUARANTEED MAXIMUM ENHANCED BENEFICIARY BENEFIT RIDER CHARGE                1.00%
  (calculated as an annualized percentage of the policy's
  Accumulation Value, deducted on a quarterly basis).
-------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------

     Current Enhanced Beneficiary Benefit Rider Charge                        0.30%
-------------------------------------------------------------------------------------------


The next table shows the minimum and maximum total operating expenses charged by the portfolio companies that you may pay periodically during the time that you own the policy (before any fee waiver or expense reimbursement). The expenses are expressed as a percentage of average net assets of the portfolios and may be higher or lower in the future. More detail concerning each portfolio company's fees and expenses is contained in the prospectus for each portfolio company.

              TOTAL ANNUAL PORTFOLIO COMPANY OPERATING EXPENSES(#)

---------------------------------------------------------------------------------------

                                                   MINIMUM                MAXIMUM

---------------------------------------------------------------------------------------
Expenses that are deducted from the
Investment Division assets, including
management fees, 12b-1 fees,                        0.50%                  1.96%
administration fees and other expenses as
of 12/31/10.


 (#) Shown as a percentage of average net assets for the fiscal year ended
     12/31/2010. The Fund or its agents provided the fees and charges that are based on 2010 expenses, unless otherwise indicated. We have not verified the accuracy of the information provided by the Fund or its agents.

                 ANNUAL PORTFOLIO COMPANY OPERATING EXPENSES(#)



-------------------------------------------------------------------------------------------------------------------
                                                              DISTRIBUTION                UNDERLYING     TOTAL FUND
                                                 MANAGEMENT      (12b-1)       OTHER    PORTFOLIO FEES     ANNUAL
                     FUND                           FEES       FEES(sec.)    EXPENSES    AND EXPENSES      EXPENSE
-------------------------------------------------------------------------------------------------------------------
MainStay VP Conservative Allocation -- Service
Class                                               0.00%         0.25%        0.05%         0.83%          1.13%

MainStay VP Growth Allocation -- Service Class      0.00%         0.25%        0.06%         1.09%          1.40%

MainStay VP Moderate Allocation --Service
Class                                               0.00%         0.25%        0.05%         0.92%          1.22%

MainStay VP Moderate Growth
Allocation -- Service Class                         0.00%         0.25%        0.05%         1.01%          1.31%





       Please refer to the applicable fund prospectus for additional information.



 (#) Shown as a percentage of average net assets for the fiscal year ended
     December 31, 2010, unless otherwise indicated. The Fund or its agents provided the fees and charges, which are based on 2010 expenses. We have not verified the accuracy of the information provided by the Fund or its agents.



 (sec.) Because the 12b-1 fee charge is an ongoing fee, the fee will increase the cost of your investment and may cost you more than paying other types of sales charges.




----------------------------------------------------------------------------------------------
                                                                                        TOTAL
                                                                                        FUND
                                                  MANAGE-   DISTRIBUTION               ANNUAL
                                                   MENT        (12b-1)       OTHER     EXPENS-
                     FUND                          FEES      FEES(sec.)    EXPENSES     E(#)
----------------------------------------------------------------------------------------------
MainStay VP Balanced -- Service Class              0.75%        0.25%        0.10%(a)   1.10%
MainStay VP Bond -- Service Class                  0.49%        0.25%        0.06%      0.80%
MainStay VP Cash Management                        0.44%        0.00%        0.06%      0.50%
MainStay VP Common Stock -- Service Class          0.55%        0.25%        0.06%      0.86%
MainStay VP Convertible -- Service Class           0.60%        0.25%        0.06%      0.91%
MainStay VP Flexible Bond
Opportunities -- Service Class                     0.60%        0.25%        0.42%      1.27%
MainStay VP Floating Rate -- Service Class         0.60%        0.25%        0.07%      0.92%
MainStay VP Government -- Service Class            0.50%        0.25%        0.06%      0.81%
MainStay VP Growth Equity -- Service Class         0.61%        0.25%        0.05%      0.91%
MainStay VP High Yield Corporate
Bond -- Service Class                              0.56%        0.25%        0.05%      0.86%
MainStay VP ICAP Select Equity -- Service
Class                                              0.76%        0.25%        0.05%      1.06%
MainStay VP Income Builder -- Service Class        0.57%        0.25%        0.08%      0.90%
MainStay VP International Equity -- Service
Class                                              0.89%        0.25%        0.09%      1.23%
MainStay VP Large Cap Growth -- Service Class      0.75%        0.25%        0.06%      1.06%
MainStay VP Mid Cap Core -- Service Class          0.85%        0.25%        0.07%(b)   1.17%
MainStay VP S&P 500 Index -- Service Class         0.30%        0.25%        0.05%      0.60%
MainStay VP U.S. Small Cap -- Service Class        0.79%        0.25%        0.06%      1.10%
BlackRock Global Allocation V.I. Fund -- Class
III Shares                                         0.65%        0.25%        0.08%(c)   0.98%
Calvert VP SRI Balanced Portfolio                  0.70%        0.00%        0.21%      0.91%
Columbia Variable Portfolio -- Small Cap Value
Fund -- Class 2                                    0.87%(d)     0.25%        0.17%(e)   1.29%(f)
Dreyfus IP Technology Growth -- Service Shares     0.75%        0.25%        0.06%      1.06%
Fidelity(R) VIP Contrafund(R) -- Service Class
2                                                  0.56%        0.25%        0.09%      0.90%(g)
Fidelity(R) VIP Equity-Income -- Service Class
2                                                  0.46%        0.25%        0.10%      0.81%
Fidelity(R) VIP Mid Cap -- Service Class 2         0.56%        0.25%        0.10%      0.91%(g)
Janus Aspen Balanced Portfolio -- Service
Shares                                             0.55%        0.25%        0.03%      0.83%
Janus Aspen Worldwide Portfolio -- Service
Shares                                             0.59%        0.25%        0.06%      0.90%
MFS(R) Investors Trust Series -- Service Class     0.75%        0.25%        0.08%      1.08%
MFS(R) Research Series -- Service Class            0.75%        0.25%        0.14%      1.14%
MFS(R) Utilities Series -- Service Class           0.73%        0.25%        0.08%      1.06%
Neuberger Berman AMT Mid-Cap Growth -- Class S     0.85%        0.25%        0.17%      1.27%(h)
PIMCO Real Return Portfolio -- Advisor Class       0.50%        0.25%        0.01%      0.76%

----------------------------------------------------------------------------------------------
                                                                                        TOTAL
                                                                                        FUND
                                                 MANAGEM-   DISTRIBUTION               ANNUAL
                                                    ENT        (12b-1)       OTHER     EXPENS-
                     FUND                          FEES      FEES(sec.)    EXPENSES     E(#)
----------------------------------------------------------------------------------------------
Royce Micro-Cap Portfolio -- Investment Class      1.25%        0.00%        0.12%(i)   1.37%
Royce Small-Cap Portfolio -- Investment Class      1.00%        0.00%        0.06%      1.06%
T. Rowe Price Equity Income Portfolio II           0.85%        0.25%        0.00%      1.10%
UIF Emerging Markets Equity Portfolio -- Class
II                                                 1.22%        0.35%        0.39%      1.96%(j)
Van Eck VIP Global Hard Assets Fund                0.89%        0.00%        0.08%      0.97%(k)
Victory VIF Diversified Stock -- Class A
Shares                                             0.30%        0.25%        0.68%      1.23%





       Please refer to the applicable fund prospectus for additional information.



       Management Fees may include Adviser and/or Administration Fees.



(sec.) Because the distribution (12b-1) fee charge is an ongoing fee, the fee will increase the cost of your investment and may cost you more than paying other types of sales charges.



(#) Shown as a percentage of average net assets for the fiscal year ended December 31, 2010, unless otherwise indicated. The Fund or its agents provided the fees and charges, which are based on 2010 expenses. We have not verified the accuracy of the information provided by the Fund or its agents.



(a)    Includes Acquired (Underlying) Portfolio/Fund Fees and Expenses of 0.01%.



(b)    Includes Acquired (Underlying) Portfolio/Fund Fees and Expenses of 0.02%.



(c)    Includes Acquired Fund Fees and Expenses of 0.02%.



(d) Management fees have been restated to reflect contractual changes to the investment advisory and/or administration fee rates.



(e) Other expenses have been restated to reflect contractual changes to the transfer agency fees paid.



(f) Columbia Management Investment Advisors, LLC (the Adviser) has contractually agreed to bear through April 30, 2012 a portion of the Fund's expenses so that the Fund's ordinary operating expenses (excluding any brokerage commissions, interest, taxes and extraordinary expenses, but including custodian charges relating to overdrafts, if any), after giving effect to any balance credits from the Fund's custodian, do not exceed the annual rate of 1.13% of the Fund's average daily net assets attributable to Class 2 shares. In addition, the Distributor has voluntarily agreed to reimburse the Class 2 distribution fees in excess of 0.15% if the total annual Fund operating expenses applicable to Class 2 shares, including distribution fees, exceed the annual rate of 1.03% of the average daily net assets attributable to Class 2 shares. If this fee waiver were reflected in the table, the distribution fee for Class 2 shares would be 0.15% and the Net annual Fund operating expenses for Class 2 shares would be 1.03%. This expense arrangement may be modified or terminated by the Adviser and/or the Distributor at any time.



(g) A portion of the brokerage commissions that the fund pays may be reimbursed and used to reduce the fund's expenses. Including this reduction, the total class operating expenses would have been 0.88% for Fidelity(R) VIP Contrafund(R) -- Service Class 2 and 0.90% for Fidelity VIP Mid Cap -- Service Class 2. These offsets may be discontinued at any time.



(h) Neuberger Berman Management LLC ("NBM") has undertaken through December 31, 2014 to waive fees and/or reimburse certain operating expenses, including the compensation of NBM and excluding taxes, interest, extraordinary expenses, brokerage commissions and transaction costs, that exceed, in the aggregate, 1.25% of the average daily net asset value of the Mid-Cap Growth Portfolio. The expense limitation arrangements for the Portfolios are contractual and any excess expenses can be repaid to NBM within three years of the year incurred, provided such recoupment would not cause a Portfolio to exceed its respective limitation.



(i)    Includes Acquired Fund Fees and Expenses of 0.05%.



(j) The Portfolio's adviser, Morgan Stanley Investment Management Inc. (the "Adviser"), has agreed to reduce its advisory fee and/or reimburse the Portfolio so that total annual portfolio operating expenses, excluding certain investment related expenses (such as foreign country tax expense and interest expense on amounts borrowed) (but including any 12b-1 fee), will not exceed 1.65% for UIF Emerging Markets Equity Portfolio -- Class
       II. The fee waivers and/or expense reimbursements are expected to continue for one year or until such time as the Fund's Board of Directors acts to discontinue all or a portion of such waivers and/or reimbursements when it deems that such action is appropriate.



(k) For the period May 1, 2011 until May 1, 2012, the Adviser contractually agreed to waive fees and reimburse certain operating expenses (excluding interest, dividends paid on securities sold short, trading expenses, taxes and extraordinary expenses) to the extent Total Annual Fund Operating Expenses exceed 1.20% of average daily net assets. The agreement to limit the Total Annual Fund Operating Expenses is limited to the Fund's direct operating expenses and, therefore, does not apply to AFFE, which are indirect expenses incurred by the Fund through its investments in underlying funds.

Examples


     The table below will help you understand the various costs and expenses that you will bear directly and indirectly. The table reflects the Investment Division with the highest charges and expenses of the policy including, policyowner transaction expenses, the annual policy service charge (for policies with less than $100,000 Accumulation Value), separate account annual expenses, portfolio company fees and expenses and optional rider charges where indicated. Therefore, if your policy's Accumulation Value exceeds that amount, the expenses would be slightly lower. For more information on the charges reflected in this table, see "CHARGES AND DEDUCTIONS" and the Fund prospectuses that accompany this Prospectus. NYLIAC may, where premium taxes are imposed by state law, deduct the premium taxes upon surrender of the policy or on the Annuity Commencement Date.


     You would pay the following expenses on a $10,000 allocation in the Investment Division listed, assuming a 5% annual return on assets:


FOR ACCUMULATION VALUE BASED M&E CHARGE NEW YORK LIFE PREMIER VARIABLE ANNUITY
POLICIES:


                                          EXPENSES IF YOU                                 EXPENSES IF YOU
                                       ANNUITIZE YOUR POLICY                           SURRENDER YOUR POLICY
                           ---------------------------------------------   ---------------------------------------------
INVESTMENT DIVISION           1 YR        3 YR        5 YR       10 YR        1 YR        3 YR        5 YR       10 YR
-------------------        ---------   ---------   ---------   ---------   ---------   ---------   ---------   ---------
UIF EMERGING MARKETS
  EQUITY PORTFOLIO--CLASS
  II
without any Riders.......  $1,108.53   $1,116.61   $1,903.35   $3,951.16   $1,108.53   $1,708.47   $2,317.29   $3,981.16
with IPP Rider...........  $1,168.85   $1,304.80   $2,205.41   $4,495.25   $1,168.85   $1,885.97   $2,607.29   $4,525.25
with EBB Rider...........  $1,137.27   $1,207.24   $2,050.28   $4,222.88   $1,137.27   $1,793.96   $2,458.36   $4,252.88
with ADBR Rider..........  $1,141.01   $1,219.06   $2,069.40   $4,257.92   $1,141.01   $1,805.11   $2,476.72   $4,287.92
with IPP & ADBR Riders...  $1,187.41   $1,363.13   $2,299.56   $4,667.27   $1,187.41   $1,940.99   $2,697.69   $4,697.27
with EBB & ADBR Riders...  $1,169.75   $1,309.04   $2,214.20   $4,520.35   $1,169.75   $1,889.98   $2,615.74   $4,550.35
with IPP & EBB Riders....  $1,197.59   $1,394.83   $2,350.37   $4,758.49   $1,197.59   $1,970.89   $2,746.47   $4,788.49
with All Riders..........  $1,216.07   $1,452.49   $2,442.75   $4,923.88   $1,216.07   $2,025.27   $2,835.15   $4,953.88
                                      EXPENSES IF YOU DO NOT
                                      SURRENDER YOUR POLICY
                           -------------------------------------------
INVESTMENT DIVISION          1 YR       3 YR        5 YR       10 YR
-------------------        -------   ---------   ---------   ---------
UIF EMERGING MARKETS
  EQUITY PORTFOLIO--CLASS
  II
without any Riders.......  $347.55   $1,116.61   $1,903.35   $3,951.16
with IPP Rider...........  $412.55   $1,304.80   $2,205.41   $4,495.25
with EBB Rider...........  $378.53   $1,207.24   $2,050.28   $4,222.88
with ADBR Rider..........  $382.55   $1,219.06   $2,069.40   $4,257.92
with IPP & ADBR Riders...  $432.55   $1,363.13   $2,299.56   $4,667.27
with EBB & ADBR Riders...  $413.53   $1,309.04   $2,214.20   $4,520.35
with IPP & EBB Riders....  $443.53   $1,394.83   $2,350.37   $4,758.49
with All Riders..........  $463.44   $1,452.49   $2,442.75   $4,923.88



FOR PREMIUM BASED M&E CHARGE NEW YORK LIFE PREMIER VARIABLE ANNUITY POLICIES:


                                          EXPENSES IF YOU                                 EXPENSES IF YOU
                                       ANNUITIZE YOUR POLICY                           SURRENDER YOUR POLICY
                           ---------------------------------------------   ---------------------------------------------
INVESTMENT DIVISION           1 YR        3 YR        5 YR       10 YR        1 YR        3 YR        5 YR       10 YR
-------------------        ---------   ---------   ---------   ---------   ---------   ---------   ---------   ---------
UIF EMERGING MARKETS
  EQUITY PORTFOLIO--CLASS
  II
without any Riders.......  $1,120.82   $1,149.88   $1,948.59   $3,991.33   $1,120.82   $1,739.84   $2,360.69   $4,021.33
with IPP Rider...........  $1,181.14   $1,340.83   $2,259.81   $4,576.16   $1,181.14   $1,919.95   $2,659.50   $4,606.16
with EBB Rider...........  $1,149.55   $1,241.66   $2,099.48   $4,281.53   $1,149.55   $1,826.41   $2,505.58   $4,311.53
with ADBR Rider..........  $1,153.30   $1,253.69   $2,119.21   $4,319.06   $1,153.30   $1,837.76   $2,524.51   $4,349.06
with IPP & ADBR Riders...  $1,199.70   $1,399.91   $2,356.49   $4,759.59   $1,199.70   $1,975.68   $2,752.33   $4,789.59
with EBB & ADBR Riders...  $1,182.03   $1,344.81   $2,267.91   $4,599.22   $1,182.03   $1,923.71   $2,667.28   $4,629.22
with IPP & EBB Riders....  $1,209.18   $1,429.97   $2,405.43   $4,851.14   $1,209.18   $2,004.03   $2,799.32   $4,881.14
with All Riders..........  $1,228.43   $1,490.68   $2,504.03   $5,034.70   $1,228.43   $2,061.25   $2,893.96   $5,064.70
                                      EXPENSES IF YOU DO NOT
                                      SURRENDER YOUR POLICY
                           -------------------------------------------
INVESTMENT DIVISION          1 YR       3 YR        5 YR       10 YR
-------------------        -------   ---------   ---------   ---------
UIF EMERGING MARKETS
  EQUITY PORTFOLIO--CLASS
  II
without any Riders.......  $360.80   $1,149.88   $1,948.59   $3,991.33
with IPP Rider...........  $425.80   $1,340.83   $2,259.81   $4,576.16
with EBB Rider...........  $391.76   $1,241.66   $2,099.48   $4,281.53
with ADBR Rider..........  $395.80   $1,253.69   $2,119.21   $4,319.06
with IPP & ADBR Riders...  $445.80   $1,399.91   $2,356.49   $4,759.59
with EBB & ADBR Riders...  $426.76   $1,344.81   $2,267.91   $4,599.22
with IPP & EBB Riders....  $456.01   $1,429.97   $2,405.43   $4,851.14
with All Riders..........  $476.76   $1,490.68   $2,504.03   $5,034.70

       QUESTIONS AND ANSWERS ABOUT NEW YORK LIFE PREMIER VARIABLE ANNUITY

     NOTE: THE FOLLOWING SECTION CONTAINS BRIEF QUESTIONS AND ANSWERS ABOUT THE NEW YORK LIFE PREMIER VARIABLE ANNUITY. YOU SHOULD REFER TO THE BODY OF THIS PROSPECTUS FOR MORE DETAILED INFORMATION.

1. WHAT IS THE NEW YORK LIFE PREMIER VARIABLE ANNUITY?

     The New York Life Premier Variable Annuity is a Flexible Premium Deferred Variable Retirement Annuity Policy issued by NYLIAC. You may allocate premium payments to 41 Investment Divisions of the Separate Account, as well as the DCA Advantage Plan Account, and/or to the Fixed Account (if available). The Accumulation Value will fluctuate according to the performance of the Investment Divisions selected, the daily deduction of the Separate Account charges, and the interest credited on amounts in the Fixed Account and the DCA Advantage Plan Account.

2. WHERE CAN I ALLOCATE MY PREMIUM PAYMENTS?

     (a) You can allocate your premium payments to one or more of the following Allocation Alternatives:

         (i) SEPARATE ACCOUNT

             Separate Account III currently consists of 68 Investment Divisions, 41 of which are available. Separate Account IV currently consists of 41 Investment Divisions. The available Investment Divisions are listed on the first page of this Prospectus. They offer investments in domestic and international markets. When you allocate a premium payment to one of the Investment Divisions, the Separate Account will invest your premium payment exclusively in shares of the corresponding Eligible Portfolio of the relevant Fund.

         (ii) FIXED ACCOUNT

             Each premium payment, or the portion of any premium payment you allocate to the Fixed Account will earn an interest rate at least equal to the guaranteed interest rate. THE FIXED ACCOUNT IS NOT AVAILABLE FOR POLICIES ISSUED IN THE STATE OF NEW YORK.

     (b) You can also allocate your premium payments to the DCA Advantage Plan. The DCA Advantage Plan consists of a 6-month DCA Advantage Plan Account. NYLIAC will credit interest to amounts held in the DCA Advantage Plan Account at rates We have set in advance. The DCA Advantage Plan allows you to set up automatic dollar cost averaging from the DCA Advantage Plan Account into the Investment Divisions. (See "THE DCA ADVANTAGE PLAN.")

3. CAN I MAKE TRANSFERS AMONG THE INVESTMENT DIVISIONS AND THE FIXED ACCOUNT?

     You can transfer all or part of the Accumulation Value of your policy between the Investment Divisions or from the Investment Divisions to the Fixed Account at least 30 days before the Annuity Commencement Date (See
"RIDERS -- Investment Protection Plan Rider (optional)" for more information on transfer restrictions if the Investment Protection Plan Rider is elected). For Premium based M&E Charge policies, no transfers are allowed into the Fixed Account. Generally, you can transfer a minimum amount of $25 between Investment Divisions, unless We agree otherwise. You can make unlimited transfers each Policy Year subject to the Limits on Transfers. We currently do not charge for transfers. However, We reserve the right to charge up to $30 for each transfer after the first twelve in a given Policy Year. (See "TRANSFERS.")

     You can make transfers from the Fixed Account and the DCA Advantage Plan Account, although certain restrictions may apply. (See "THE FIXED ACCOUNT" and "THE DCA ADVANTAGE PLAN ACCOUNT.") In addition, you can request transfers through the traditional Dollar Cost Averaging, Automatic Asset Reallocation, or Interest Sweep options as described herein.

4. WHAT CHARGES ARE ASSESSED AGAINST THE POLICY?

     Before the date We start making Income Payments to you, We will deduct a policy service charge of $30 on each Policy Anniversary or upon surrender of the policy if on that date the Accumulation Value is below $100,000. In addition, We also deduct a charge for certain mortality and expense risks NYLIAC assumes and for policy administration expenses (M&E Charge) . You may choose to have the M&E Charge assessed based on either the Accumulation Value of the policy or the Adjusted Premium Payments. You must choose your M&E Charge option prior to the issuance of the policy. Once the M&E Charge option is chosen it cannot be changed.

     The M&E Charge is 1.35% (annualized) of the daily average Variable Accumulation Value for Accumulation Value based policies. For Premium based M&E Charge policies, the M&E Charge is 1.55% (annualized) of the Adjusted Premium Payments and will be deducted from the Investment Divisions through a reduction in Accumulation Units each policy quarter (excluding premium payments allocated to the Fixed Account that are not transferred to the Investment Division). Please note, in some jurisdictions, the M&E Charge for policies based on Adjusted Premium Payments cannot be deducted from the DCA Advantage Account. (See "MORTALITY AND EXPENSE RISK AND ADMINISTRATIVE COSTS CHARGE.")

     The amount of Premium based M&E Charges assessed to your policy will be unaffected by fluctuations in market performance. In a rising market, the Premium based M&E Charge structure will benefit the policyowner because the Premium based M&E Charge, when measured as a percentage of separate account assets, will be reduced. In a flat or declining market, the Premium based M&E Charge structure will result in an increase in the charge when measured against separate account assets. The amount of Accumulation Value based M&E Charges assessed to your policy will be affected by fluctuations in market performance. However, the Accumulation Value based M&E Charge structure may be more advantageous in a flat or declining market.

     We impose a surrender charge on certain partial withdrawals and surrenders of the policies. This charge is assessed as a percentage of the amount withdrawn or surrendered during the first seven Payment Years following each premium payment. We keep track of each premium payment and assess a charge based on the length of time a premium payment is in your policy before it is withdrawn. The percentage declines after the first Payment Year as follows:

                                                                  SURRENDER
PAYMENT YEAR                                                        CHARGE
------------                                                      ---------
1...............................................................      8%
2...............................................................      7%
3...............................................................      6%
4...............................................................      5%
5...............................................................      4%
6...............................................................      3%
7...............................................................      2%
8+..............................................................      0%


     For purposes of calculating the surrender charge, We treat withdrawals as coming from the oldest premium payment first (on a first-in, first-out basis).

     You can make withdrawals from the policy free of surrender charges based on certain limitations. For policies issued to policyowners age 75 and under, in any one Policy Year, you may withdraw free of a surrender charge the greatest of
(a) 10% of the Accumulation Value as of the last Policy Anniversary (10% of the premium payment if the withdrawal is made in the first Policy Year), less any prior Surrender Charge free withdrawals during the Policy Year; (b) the Accumulation Value less the accumulated premium payments; or (c) 10% of the Accumulation Value at the time of the withdrawal, less any prior Surrender Charge free withdrawals during the Policy Year. (See "CHARGES AND DEDUCTIONS--Surrender Charges" and "EXCEPTIONS TO SURRENDER CHARGES.")

     For policies issued to policyowners ages 76 to 80, in any one Policy Year, you may withdraw free of a surrender charge the greatest of (x) 50% of the Accumulation Value as of the last Policy Anniversary (50% of the premium payment if the withdrawal is made the first Policy Year); (y) the Accumulation Value less the accumulated premium payments; or (z) 50% of the Accumulation Value at the time of the withdrawal, less any prior Surrender Charge free withdrawals during the Policy Year. (See "CHARGES AND DEDUCTIONS--Exceptions to Surrender Charges.")

     If you select the Investment Protection Plan ("IPP") Rider (in jurisdictions where available), We will deduct a charge on the first Business Day of the next policy quarter following each policy quarter that the rider is in effect, based on the amount that is guaranteed. (See "OTHER CHARGES--Investment Protection Plan Rider Charge.") In most jurisdictions, this charge will be deducted from each Investment Division, the DCA Advantage Account and the Fixed Account (if available), in proportion to its percentage of the Accumulated Value. If you selected this feature before February 15, 2010, the maximum annual charge is 1.00% of the amount that is guaranteed. The maximum annual charge for policyowners who select this feature on or after February 15, 2010 is 1.25% of the amount that is guaranteed. The current charge for this rider is 0.65% of the amount that is guaranteed, applied on a quarterly basis (0.1625% per quarter). To the extent permitted by law, We will deduct a charge from your Accumulation Value if you cancel the Investment Protection Plan Rider. We call this charge a Rider Risk Charge Adjustment. (See

"OTHER CHARGES--Rider Risk Charge Adjustment (optional).") The maximum Rider Risk Charge Adjustment is 2.00% of the amount that is guaranteed under this rider. We set both of these charges at Our sole discretion, subject to the stated maximums. You should consult your registered representative to determine the percentages We are currently charging before you select or cancel the Investment Protection Plan Rider. We will not increase either of these charges after the date the rider becomes effective. However, if you reset the rider, the charge for the new reset amount will be based on the charges that are in effect at the time of the reset.

     If you select the Annual Death Benefit Reset Rider ("ADBR") (in jurisdictions where available), We will deduct a charge each policy quarter that the rider is in effect based on the amount that is reset on the last Policy Anniversary. In most jurisdictions, this charge will be deducted from each Investment Division, the DCA Advantage Account and the Fixed Account (if available), in proportion to its percentage of the Accumulation Value. The maximum annual charge is 1.00% of the amount that is reset on the last Policy Anniversary, applied on a quarterly basis. You should consult with your registered representative to determine the percentage We are currently charging before you select this rider. We may set a lower charge at Our sole discretion.

     As of the date of this Prospectus, the charges are as follows:

AGE OF OLDEST
OWNER                                                 ANNUAL CHARGE
-------------                                         -------------
65 or younger.......................................  0.30% (0.075% per quarter)
66 to 75 inclusive..................................  0.35% (0.0875% per quarter)


     If you select the Investment Protection Plan/Annual Death Benefit Reset Rider combination package ("IPP + ADBR") (in jurisdictions where available), We will deduct a reduced ADBR and IPP rider charge each policy quarter that the IPP + ADBR package is in effect. The maximum annual charge for the combination of the ADBR and IPP rider charges is 2.00%. With the IPP + ADBR package, the current ADBR rider charge is 0.25% of the amount that is reset on the last policy anniversary, applied on a quarterly basis. With the IPP + ADBR package, the current IPP rider charge is 0.60% of the amount that is guaranteed under the IPP rider, applied on a quarterly basis. Please note that if the IPP rider is cancelled, the charge for the ADBR rider will revert to the charge that is assessed for that rider, if purchased separately.

     If you select the Enhanced Beneficiary Benefit ("EBB") Rider (in states where available), We will deduct a charge each policy quarter that the rider is in effect based on the Accumulation Value. We will deduct this charge beginning with the first policy quarter after the Policy Date. In most jurisdictions, this charge will be deducted from each Allocation Alternative and from the DCA Advantage Plan Account, if applicable, in proportion to its percentage of the Accumulation Value. The maximum annual charge is 1.00% of the policy's Accumulation Value, applied on a quarterly basis. We may set a lower charge at Our sole discretion. The current charge for the EBB Rider is 0.30% of the policy's Accumulation Value, applied on a quarterly basis (0.075% per quarter). You should consult your registered representative to determine the percentage We are currently charging before you elect this Rider. The original percentage you are charged for the EBB Rider will not change once your policy is issued. NYLIAC may in the future, charge up to the maximum annual amount described above for new policies.

     Finally, the value of the shares of each Fund reflects advisory fees, administration fees and other expenses deducted from the assets of each Fund. (See the Fund prospectuses which accompany this Prospectus.)

5. WHAT ARE THE MINIMUM INITIAL AND MAXIMUM ADDITIONAL PREMIUM PAYMENTS?

     Unless We permit otherwise, the minimum initial premium payment is $4,000 for Qualified Policies and $5,000 for Non-Qualified Policies. Additional premium payments must be at least $2,500 for Qualified Policies and $5,000 for Non-Qualified Policies or such lower amount as We may permit at any time. Subsequent premium payments must be sent to NYLIAC at one of the addresses listed in Question 17 of this Prospectus. We may agree to other methods of payment. The maximum aggregate amount of premium payments We accept without prior approval is set forth on the Policy Data Page. For Qualified Policies, you may not make premium payments in excess of the amount permitted by law for the plan.

     In some states, NYLIAC is offering an individual single premium version of the New York Life Premier Variable Annuity policy.

6. HOW ARE PREMIUM PAYMENTS ALLOCATED?

     We will allocate the initial premium payment to the Investment Divisions, Fixed Account and/or the DCA Advantage Plan Account you have selected within two Business Days after receipt at the Cleveland or Dallas Service Center, subject to Our receipt of all information necessary to issue a policy. Subsequent premium payments will be allocated at the close of the Business Day on which they are received. (See "THE POLICIES--Policy Application and Premium Payments.") We will apply any Breakpoint Credit on your premium payment to the Allocation Alternatives and the DCA Advantage Plan Account at the same time that We allocate your premium payment.

     You may raise or lower the percentages (which must be in whole numbers) of the premium payment you place in each Allocation Alternative at the time you make a premium payment. The minimum amount which you may place in any one Allocation Alternative is $25, or such lower amount as We may permit. The minimum amount which you may place in the DCA Advantage Plan Account is $5,000. We reserve the right to limit the amount of a premium payment that may be placed in any one Allocation Alternative and/or the DCA Advantage Plan Account and the number of Allocation Alternatives and the DCA Advantage Plan Account inclusively to which you may allocate your Accumulation Value. ACCEPTANCE OF INITIAL AND ADDITIONAL PREMIUM PAYMENTS IS SUBJECT TO OUR SUITABILITY STANDARDS.

7. WHAT HAPPENS IF PREMIUM PAYMENTS ARE NOT MADE?( 2)

     If We do not receive any premium payments for a period of two years, and the Accumulation Value of your policy would provide Income Payments of less than $20 per month on the Annuity Commencement Date, We reserve the right to terminate your policy subject to applicable state laws. We will notify you of Our intention to exercise this right and give you 90 days to make a premium payment. If We terminate your policy, We will pay you the Accumulation Value of your policy in one lump sum.

8. CAN I WITHDRAW MONEY FROM THE POLICY BEFORE THE ANNUITY COMMENCEMENT DATE?

     You may make withdrawals from your policy before the Annuity Commencement Date. Your withdrawal request must be in a form that is acceptable to Us. Under most circumstances, you may make a minimum partial withdrawal of $500. Withdrawals may be subject to a surrender charge. In addition, you may have to pay income tax and a 10% penalty tax may apply if you are under age 59 1/2. (See "DISTRIBUTIONS UNDER THE POLICY" and "FEDERAL TAX MATTERS.") Please note that certain withdrawal requests must be made in writing and sent to NYLIAC's Variable Products Service Center. (See "DISTRIBUTIONS UNDER THE POLICY--Surrenders and Withdrawals--Partial Withdrawals and Periodic Partial Withdrawals.")

9. HOW WILL NYLIAC MAKE INCOME PAYMENTS ON THE ANNUITY COMMENCEMENT DATE?

     We will make Income Payments on a fixed basis. We do not currently offer a variable income payment option. We will make payments over the life of the Annuitant with a guarantee of 10 years of payments, even if the Annuitant dies sooner. Income Payments will always be the same specified amount. (See "DISTRIBUTIONS UNDER THE POLICY--INCOME PAYMENTS.") We may offer other options, at Our discretion, where permitted by state law.

10. WHAT HAPPENS IF I DIE BEFORE THE ANNUITY COMMENCEMENT DATE?

     Unless amended by any rider attached to the policy, if you die before the Annuity Commencement Date, We will pay the Beneficiary(ies) under the policy an amount equal to the greater of:

          (a) the Accumulation Value, less any outstanding loan balance, or

          (b) the Adjusted Death Benefit Premium Payments.

     If the Beneficiary is the spouse (as defined under Federal law) of the Annuitant and the owner, see Question 11. (Also see "DEATH BEFORE ANNUITY COMMENCEMENT" and "FEDERAL TAX MATTERS.")

11. WHAT HAPPENS IF MY SPOUSE IS THE BENEFICIARY?

     If you are the owner and Annuitant and you die before the Annuity Commencement Date, your spouse (as defined under Federal law) may continue the policy as the new owner and Annuitant if he/she is also the sole Beneficiary of the policy (for Non-Qualified, IRA, Roth IRA, SIMPLE IRA and SEP policies only; TSA and Inherited IRA policies are excluded). If your spouse chooses to continue the policy, We will not pay the death benefit proceeds as a consequence of your death. If you elect the EBB Rider and the Enhanced Spousal Continuance (ESC) Rider applies, see the EBB and ESC Riders for details.


----------
       2 For single premium policies, this is modified as indicated in Appendix
         1 of this Prospectus.

12. CAN I RETURN THE POLICY AFTER IT IS DELIVERED?

     You can cancel the policy within 10 days of delivery of the policy or such longer period as required under state law. To cancel your policy, you must return it to VPSC at one of the addresses listed in Question 15 of this Prospectus or to the registered representative through whom you purchased it, along with a written request for cancellation. Except where you are entitled by law to receive the total of premium payments less any prior partial withdrawals, We will promptly return the Accumulation Value calculated as of the Business Day that either the registered representative through whom you purchased the policy or VPSC receives the policy along with the written request for cancellation in a form acceptable to Us, but without any deduction for premium taxes or a surrender charge. We will set forth this provision in your policy. (See "THE POLICIES--Your Right to Cancel ("Free Look").")

13. WHAT ABOUT VOTING RIGHTS?

     You can instruct NYLIAC how to vote shares of the Funds in which you have a voting interest through the Separate Account. (See "VOTING RIGHTS.")

14. ARE POLICY LOANS AVAILABLE?

     If you have purchased an Accumulation Value based M&E Charge policy in connection with a Code Section 403(b) Tax-Sheltered Annuity ("TSA") plan, you may be able to borrow some of your Accumulation Value subject to certain conditions. Loans are not available for policies issued in the State of New York. YOU MAY NOT BORROW ANY PORTION OF YOUR ACCUMULATION VALUE IF YOU HAVE PURCHASED A PREMIUM BASED M&E CHARGE POLICY IN CONNECTION WITH A TSA PLAN. (See "LOANS.")

15. WHERE DO I SEND WRITTEN SERVICE REQUESTS TO THE NYLIAC VARIABLE PRODUCTS SERVICE CENTER?

     Certain service requests, including but not limited to death benefit claims and surrenders, are required to be in writing. All written service requests must be sent to the NYLIAC Variable Products Service Center ("VPSC") at one of the following addresses:

     REGULAR MAIL   NYLIAC Variable Products Service Center
                    Madison Square Station
                    P.O. Box 922
                    New York, NY 10159

     EXPRESS MAIL   NYLIAC Variable Products Service Center
                    51 Madison Avenue, Room 251
                    New York, NY 10010


     Written service requests will be effective as of the Business Day they are received in a form acceptable to Us at VPSC at one of the addresses listed immediately above.

     Faxed or e-mailed requests are not acceptable and will not be honored at any time. All NYLIAC requirements must be met in order for Us to process your service requests. Please review all service request forms carefully and provide all required information that is applicable to the transaction. If all requirements are not met, We will not be able to process your service request. We will make every reasonable attempt to notify you in writing of this situation. It is important that you inform NYLIAC of an address change so that you can receive important policy statements.

16. HOW DO I CONTACT NYLIAC BY TELEPHONE OR BY THE INTERNET?

     A. BY TELEPHONE:

          Certain service requests, including but not limited to obtaining current unit values and speaking to a customer representative, may be effected by telephone. For telephonic requests, you must contact the NYLIAC Interactive Voice Response System ("IVR") toll-free by calling: (800) 598-2019. (See "THE POLICIES -- Virtual Service Center and Interactive Voice Response System.")

     B. BY INTERNET:

          Certain service requests, including but not limited to transferring assets between investment options and e-mailing your registered representative, may be effected via the Internet. For Internet-based requests, you must contact the NYLIAC Virtual Service Center ("VSC") at www.newyorklife.com/vsc and enter your user name and password. (See "THE POLICIES -- Virtual Service Center and Interactive Voice Response System.")

     We make IVR and VSC services available at our discretion. In addition, availability of IVR and VSC services may be interrupted temporarily at certain times. We do not assume responsibility for any loss if service through IVR or VSC should become unavailable. We will not accept e-mailed requests for policy transactions or e-mails of imaged, signed service requests. E-mail inquiries that are non-transactional may be sent through Our Virtual Service Center once they have passed all security protocols to identify the policyowner.

     You may authorize Us to accept electronic instructions from a registered representative or the registered service assistant assigned to your policy in order to make premium allocations, transfers, and changes to your investment objective and/or risk tolerance. You may also authorize your registered representative or registered service assistant to revise your Automatic Asset Reallocation (AAR) arrangement. Your AAR will be cancelled if a premium allocation change or transfer is submitted on your behalf that is inconsistent with your current AAR arrangements. You may prevent this cancellation if a conforming AAR change is processed within one Business Day of the inconsistent premium allocation change or transfer.

     To authorize the registered representative(s) or registered service assistants assigned to your policy to make premium allocations and transfers, you must send a completed Trading Authorization Form to VPSC at one of the addresses listed in Question 15 of this Prospectus. We may revoke or deny Trading Authorization privileges for certain policyowners (See "Limits on Transfers"). Trading Authorization may be elected, changed or cancelled at any time. We will confirm all transactions in writing. Not all transactions are available on the Internet.

     NYLIAC is not liable for any loss, cost or expense for action on instructions which are believed to be genuine in accordance with these procedures. Transfer requests received after the close of regular trading on the New York Stock Exchange, generally 4:00 p.m. Eastern Time or received on a non-Business Day, will be priced as of the next Business Day.

17. WHERE DO I SEND SUBSEQUENT PREMIUM PAYMENTS AND LOAN REPAYMENTS?

     Subsequent premium payments and loan repayments must be sent to one of the following addresses:


     REGULAR MAIL   NYLIAC
                    75 Remittance Drive
                    Suite 3021
                    Chicago, IL 60675-3021

     EXPRESS MAIL   NYLIAC, Suite 3021
                    c/o The Northern Trust Bank
                    350 North Orleans Street
                    Receipt & Dispatch, 8th Floor
                    Chicago, IL 60654



          Subsequent premium payments and loan repayments will be credited as of the Business Day they are received in a form acceptable to Us at one of the addresses noted in this Question 17. Please note that initial premium payments are those made in connection with the issuance of a policy and are processed in accordance with our procedures. (See "THE POLICIES -- Policy Application and Premium Payments.")

                              FINANCIAL STATEMENTS

     The consolidated balance sheet of NYLIAC as of December 31, 2010 and 2009, and the consolidated statements of income, of stockholder's equity and of cash flows for each of the three years in the period ended December 31, 2010 (including the report of the independent registered public accounting firm); and each Separate Account's statement of assets and liabilities as of December 31, 2010, and the statements of operations and of changes in net assets and the financial highlights for each of the periods indicated in the Financial Statements (including the report of the independent registered public accounting firm), are included in the SAI. The independent registered public accounting firm is PricewaterhouseCoopers LLP.

                         CONDENSED FINANCIAL INFORMATION

     The following Accumulation Unit values and the number of Accumulation Units outstanding for each Investment Division for the fiscal year ended December 31, 2010 presented below are derived from the financial statements audited by PricewaterhouseCoopers LLP, independent registered public accounting firm. The condensed financial information for the year ended December 31, 2009 and 2010 is included in the Statement of Additional Information. The policies were first offered on July 27, 2009. Therefore, values and units shown for 2009 are for the period from July 27, 2009 to December 31, 2009.

FOR ACCUMULATION VALUE BASED M&E CHARGE POLICIES:


                         MAINSTAY VP         MAINSTAY VP        MAINSTAY VP         MAINSTAY VP
                         BALANCED--            BOND--               CASH          COMMON STOCK--
                        SERVICE CLASS       SERVICE CLASS        MANAGEMENT        SERVICE CLASS
                      ----------------    ----------------    ---------------    ----------------
                       2010      2009      2010      2009      2010     2009      2010      2009
                      ------    ------    ------    ------    -----    ------    ------    ------
Accumulation Unit
  value (beginning
  of period)......    $10.64    $10.00    $10.21    $10.00    $9.95    $10.00    $11.20    $10.00
Accumulation Unit
  value (end of
  period).........    $11.89    $10.64    $10.84    $10.21    $9.82    $ 9.95    $12.42    $11.20
Number of units
  outstanding (in
  000s) (end of
  period).........        70         9       673       142      313        70        24         8




                         MAINSTAY VP
                        CONSERVATIVE         MAINSTAY VP         MAINSTAY VP         MAINSTAY VP
                        ALLOCATION--        CONVERTIBLE--      FLOATING RATE--      GOVERNMENT--
                        SERVICE CLASS       SERVICE CLASS       SERVICE CLASS       SERVICE CLASS
                      ----------------    ----------------    ----------------    ----------------
                       2010      2009      2010      2009      2010      2009      2010      2009
                      ------    ------    ------    ------    ------    ------    ------    ------

Accumulation Unit
  value (beginning
  of period)......    $10.63    $10.00    $11.25    $10.00    $10.37    $10.00    $10.07    $10.00
Accumulation Unit
  value (end of
  period).........    $11.72    $10.63    $13.05    $11.25    $11.03    $10.37    $10.44    $10.07
Number of units
  outstanding (in
  000s) (end of
  period).........       698       170       454        98       725       170       350        50




                         MAINSTAY VP                             MAINSTAY VP         MAINSTAY VP
                           GROWTH            MAINSTAY VP         HIGH YIELD          ICAP SELECT
                        ALLOCATION--       GROWTH EQUITY--    CORPORATE BOND--        EQUITY--
                        SERVICE CLASS       SERVICE CLASS       SERVICE CLASS       SERVICE CLASS
                      ----------------    ----------------    ----------------    ----------------
                       2010      2009      2010      2009      2010      2009      2010      2009
                      ------    ------    ------    ------    ------    ------    ------    ------

Accumulation Unit
  value (beginning
  of period)......    $11.27    $10.00    $11.03    $10.00    $10.95    $10.00    $10.80    $10.00
Accumulation Unit
  value (end of
  period).........    $12.76    $11.27    $12.18    $11.03    $12.14    $10.95    $12.56    $10.80
Number of units
  outstanding (in
  000s) (end of
  period).........       157        48        18         2     1,721       439       357        92




                                             MAINSTAY VP         MAINSTAY VP
                         MAINSTAY VP        INTERNATIONAL         LARGE CAP          MAINSTAY VP
                      INCOME BUILDER--        EQUITY--            GROWTH--         MID CAP CORE--
                        SERVICE CLASS       SERVICE CLASS       SERVICE CLASS       SERVICE CLASS
                      ----------------    ----------------    ----------------    ----------------
                       2010      2009      2010      2009      2010      2009      2010      2009
                      ------    ------    ------    ------    ------    ------    ------    ------

Accumulation Unit
  value (beginning
  of period)......    $10.49    $10.00    $11.02    $10.00    $11.43    $10.00    $11.28    $10.00
Accumulation Unit
  value (end of
  period).........    $11.85    $10.49    $11.37    $11.02    $13.07    $11.43    $13.73    $11.28
Number of units
  outstanding (in
  000s) (end of
  period).........        58        16       288        60       203        65       103        34




                                             MAINSTAY VP
                         MAINSTAY VP          MODERATE
                          MODERATE             GROWTH            MAINSTAY VP         MAINSTAY VP
                        ALLOCATION--        ALLOCATION--       S&P 500 INDEX--    U.S. SMALL CAP--
                        SERVICE CLASS       SERVICE CLASS       SERVICE CLASS       SERVICE CLASS
                      ----------------    ----------------    ----------------    ----------------
                       2010      2009      2010      2009      2010      2009      2010      2009
                      ------    ------    ------    ------    ------    ------    ------    ------

Accumulation Unit
  value (beginning
  of period)......    $10.73    $10.00    $10.82    $10.00    $11.28    $10.00    $10.94    $10.00
Accumulation Unit
  value (end of
  period).........    $11.95    $10.73    $12.17    $10.82    $12.73    $11.28    $13.46    $10.94
Number of units
  outstanding (in
  000s) (end of
  period).........       719       126       858       154        80        18        46        21

                                              COLUMBIA
                                              VARIABLE           DREYFUS IP          FIDELITY(R)
                       CALVERT VP SRI     PORTFOLIO--SMALL       TECHNOLOGY              VIP
                          BALANCED        CAP VALUE FUND--        GROWTH--         CONTRAFUND(R)--
                          PORTFOLIO            CLASS 2         SERVICE SHARES      SERVICE CLASS 2
                      ----------------    ----------------    ----------------    ----------------
                       2010      2009      2010      2009      2010      2009      2010      2009
                      ------    ------    ------    ------    ------    ------    ------    ------
Accumulation Unit
  value (beginning
  of period)......    $10.13    $10.00    $11.24    $10.00    $11.82    $10.00    $11.28    $10.00
Accumulation Unit
  value (end of
  period).........    $11.21    $10.13    $14.02    $11.24    $15.12    $11.82    $13.01    $11.28
Number of units
  outstanding (in
  000s) (end of
  period).........        66         3        63         8        79        31       370        95




                         FIDELITY(R)                             JANUS ASPEN         JANUS ASPEN
                         VIP EQUITY-         FIDELITY(R)          BALANCED            WORLDWIDE
                          INCOME--          VIP MID CAP--        PORTFOLIO--         PORTFOLIO--
                       SERVICE CLASS 2     SERVICE CLASS 2     SERVICE SHARES      SERVICE SHARES
                      ----------------    ----------------    ----------------    ----------------
                       2010      2009      2010      2009      2010      2009      2010      2009
                      ------    ------    ------    ------    ------    ------    ------    ------

Accumulation Unit
  value (beginning
  of period)......    $10.61    $10.00    $11.23    $10.00    $10.86    $10.00    $11.01    $10.00
Accumulation Unit
  value (end of
  period).........    $12.03    $10.61    $14.25    $11.23    $11.58    $10.86    $12.55    $11.01
Number of units
  outstanding (in
  000s) (end of
  period).........        87        40       316        66       424        87        48        14




                                                                                  NEUBERGER BERMAN
                                               MFS(R)              MFS(R)                AMT
                      MFS(R) INVESTORS        RESEARCH            UTILITIES        MID-CAP GROWTH
                       TRUST SERIES--         SERIES--            SERIES--           PORTFOLIO--
                        SERVICE CLASS       SERVICE CLASS       SERVICE CLASS          CLASS S
                      ----------------    ----------------    ----------------    ----------------
                       2010      2009      2010      2009      2010      2009      2010      2009
                      ------    ------    ------    ------    ------    ------    ------    ------

Accumulation Unit
  value (beginning
  of period)......    $10.91    $10.00    $11.07    $10.00    $11.33    $10.00    $11.72    $10.00
Accumulation Unit
  value (end of
  period).........    $11.93    $10.91    $12.63    $11.07    $12.68    $11.33    $14.89    $11.72
Number of units
  outstanding (in
  000s) (end of
  period).........         6         4         7         3       467        91        29         8




                      PIMCO REAL RETURN     ROYCE MICRO-CAP     ROYCE SMALL-CAP      T. ROWE PRICE
                         PORTFOLIO--          PORTFOLIO--         PORTFOLIO--        EQUITY INCOME
                        ADVISOR CLASS      INVESTMENT CLASS    INVESTMENT CLASS      PORTFOLIO II
                      -----------------    ----------------    ----------------    ----------------
                           2010(A)          2010      2009      2010      2009      2010      2009
                      -----------------    ------    ------    ------    ------    ------    ------
Accumulation Unit
  value (beginning
  of period)......          $10.00         $11.98    $10.00    $11.26    $10.00    $10.88    $10.00
Accumulation Unit
  value (end of
  period).........          $10.30         $15.36    $11.98    $13.38    $11.26    $12.31    $10.88
Number of units
  outstanding (in
  000s) (end of
  period).........             259            181        47       149        53       195        26




                        UIF EMERGING
                           MARKETS                               VICTORY VIF
                           EQUITY              VAN ECK           DIVERSIFIED
                         PORTFOLIO--       VIP GLOBAL HARD         STOCK--
                          CLASS II             ASSETS          CLASS A SHARES
                      ----------------    ----------------    ----------------
                       2010      2009      2010      2009      2010      2009
                      ------    ------    ------    ------    ------    ------
Accumulation Unit
  value (beginning
  of period)......    $11.36    $10.00    $11.22    $10.00    $10.80    $10.00
Accumulation Unit
  value (end of
  period).........    $13.34    $11.36    $14.30    $11.22    $11.97    $10.80
Number of units
  outstanding (in
  000s) (end of
  period).........       253        61       477       114        29         5



(a) For the period May 1, 2010 (commencement of operations in the Separate Account) through December 31, 2010.

FOR PREMIUM VALUE BASED M&E CHARGE POLICIES:


                         MAINSTAY VP         MAINSTAY VP         MAINSTAY VP         MAINSTAY VP
                         BALANCED--            BOND--               CASH           COMMON STOCK--
                        SERVICE CLASS       SERVICE CLASS        MANAGEMENT         SERVICE CLASS
                      ----------------    ----------------    ----------------    ----------------
                       2010      2009      2010      2009      2010      2009      2010      2009
                      ------    ------    ------    ------    ------    ------    ------    ------
Accumulation Unit
  value (beginning
  of period)......    $10.61    $10.00    $10.27    $10.00    $10.00    $10.00    $10.87    $10.00
Accumulation Unit
  value (end of
  period).........    $12.03    $10.61    $11.05    $10.27    $10.00    $10.00    $12.22    $10.87
Number of units
  outstanding (in
  000s) (end of
  period).........       321        23     1,500       253     1,046       228        55        15




                         MAINSTAY VP
                        CONSERVATIVE         MAINSTAY VP         MAINSTAY VP         MAINSTAY VP
                        ALLOCATION--        CONVERTIBLE--      FLOATING RATE--      GOVERNMENT--
                        SERVICE CLASS       SERVICE CLASS       SERVICE CLASS       SERVICE CLASS
                      ----------------    ----------------    ----------------    ----------------
                       2010      2009      2010      2009      2010      2009      2010      2009
                      ------    ------    ------    ------    ------    ------    ------    ------

Accumulation Unit
  value (beginning
  of period)......    $10.70    $10.00    $11.52    $10.00    $10.46    $10.00    $10.25    $10.00
Accumulation Unit
  value (end of
  period).........    $11.96    $10.70    $13.54    $11.52    $11.28    $10.46    $10.77    $10.25
Number of units
  outstanding (in
  000s) (end of
  period).........     1,205       246     1,068       222     1,434       252       858       111




                         MAINSTAY VP                             MAINSTAY VP         MAINSTAY VP
                           GROWTH            MAINSTAY VP         HIGH YIELD          ICAP SELECT
                        ALLOCATION--       GROWTH EQUITY--    CORPORATE BOND--        EQUITY--
                        SERVICE CLASS       SERVICE CLASS       SERVICE CLASS       SERVICE CLASS
                      ----------------    ----------------    ----------------    ----------------
                       2010      2009      2010      2009      2010      2009      2010      2009
                      ------    ------    ------    ------    ------    ------    ------    ------

Accumulation Unit
  value (beginning
  of period)......    $11.04    $10.00    $11.34    $10.00    $11.12    $10.00    $11.12    $10.00
Accumulation Unit
  value (end of
  period).........    $12.67    $11.04    $12.69    $11.34    $12.50    $11.12    $13.10    $11.12
Number of units
  outstanding (in
  000s) (end of
  period).........       499        77        51         4     4,040       782     1,290       273




                                             MAINSTAY VP         MAINSTAY VP
                         MAINSTAY VP        INTERNATIONAL         LARGE CAP          MAINSTAY VP
                      INCOME BUILDER--        EQUITY--            GROWTH--         MID CAP CORE--
                        SERVICE CLASS       SERVICE CLASS       SERVICE CLASS       SERVICE CLASS
                      ----------------    ----------------    ----------------    ----------------
                       2010      2009      2010      2009      2010      2009      2010      2009
                      ------    ------    ------    ------    ------    ------    ------    ------
Accumulation Unit
  value (beginning
  of period)......    $11.08    $10.00    $10.93    $10.00    $11.65    $10.00    $11.56    $10.00
Accumulation Unit
  value (end of
  period).........    $12.69    $11.08    $11.43    $10.93    $13.50    $11.65    $14.26    $11.56
Number of units
  outstanding (in
  000s) (end of
  period).........       116         9     1,105       189       731       142       418        99




                                             MAINSTAY VP
                         MAINSTAY VP          MODERATE
                          MODERATE             GROWTH            MAINSTAY VP         MAINSTAY VP
                        ALLOCATION--        ALLOCATION--       S&P 500 INDEX--    U.S. SMALL CAP--
                        SERVICE CLASS       SERVICE CLASS       SERVICE CLASS       SERVICE CLASS
                      ----------------    ----------------    ----------------    ----------------
                       2010      2009      2010      2009      2010      2009      2010      2009
                      ------    ------    ------    ------    ------    ------    ------    ------
Accumulation Unit
  value (beginning
  of period)......    $10.93    $10.00    $10.96    $10.00    $11.26    $10.00    $11.38    $10.00
Accumulation Unit
  value (end of
  period).........    $12.33    $10.93    $12.50    $10.96    $12.89    $11.26    $14.20    $11.38
Number of units
  outstanding (in
  000s) (end of
  period).........     2,029       233     3,361       200       229        55       183        42

                                              COLUMBIA
                                              VARIABLE           DREYFUS IP          FIDELITY(R)
                       CALVERT VP SRI     PORTFOLIO--SMALL       TECHNOLOGY              VIP
                          BALANCED        CAP VALUE FUND--        GROWTH--         CONTRAFUND(R)--
                          PORTFOLIO            CLASS 2         SERVICE SHARES      SERVICE CLASS 2
                      ----------------    ----------------    ----------------    ----------------
                       2010      2009      2010      2009      2010      2009      2010      2009
                      ------    ------    ------    ------    ------    ------    ------    ------

Accumulation Unit
  value (beginning
  of period)......    $10.95    $10.00    $11.00    $10.00    $11.97    $10.00    $11.43    $10.00
Accumulation Unit
  value (end of
  period).........    $12.27    $10.95    $13.91    $11.00    $15.52    $11.97    $13.37    $11.43
Number of units
  outstanding (in
  000s) (end of
  period).........       183         4       239        28       314        53     1,282       246




                         FIDELITY(R)                             JANUS ASPEN         JANUS ASPEN
                         VIP EQUITY-         FIDELITY(R)          BALANCED            WORLDWIDE
                          INCOME--          VIP MID CAP--        PORTFOLIO--         PORTFOLIO--
                       SERVICE CLASS 2     SERVICE CLASS 2     SERVICE SHARES      SERVICE SHARES
                      ----------------    ----------------    ----------------    ----------------
                       2010      2009      2010      2009      2010      2009      2010      2009
                      ------    ------    ------    ------    ------    ------    ------    ------

Accumulation Unit
  value (beginning
  of period)......    $11.17    $10.00    $11.33    $10.00    $10.91    $10.00    $11.35    $10.00
Accumulation Unit
  value (end of
  period).........    $12.84    $11.17    $14.57    $11.33    $11.79    $10.91    $13.12    $11.35
Number of units
  outstanding (in
  000s) (end of
  period).........       205        54       953       171     1,235       124       176        27




                                                                                  NEUBERGER BERMAN
                                               MFS(R)              MFS(R)                AMT
                      MFS(R) INVESTORS        RESEARCH            UTILITIES        MID-CAP GROWTH
                       TRUST SERIES--         SERIES--            SERIES--           PORTFOLIO--
                        SERVICE CLASS       SERVICE CLASS       SERVICE CLASS          CLASS S
                      ----------------    ----------------    ----------------    ----------------
                       2010      2009      2010      2009      2010      2009      2010      2009
                      ------    ------    ------    ------    ------    ------    ------    ------

Accumulation Unit
  value (beginning
  of period)......    $10.53    $10.00    $11.13    $10.00    $11.30    $10.00    $11.25    $10.00
Accumulation Unit
  value (end of
  period).........    $11.68    $10.53    $12.87    $11.13    $12.82    $11.30    $14.49    $11.25
Number of units
  outstanding (in
  000s) (end of
  period).........        20         2        23         7     1,333       244       126        18




                      PIMCO REAL RETURN     ROYCE MICRO-CAP     ROYCE SMALL-CAP      T. ROWE PRICE
                         PORTFOLIO--          PORTFOLIO--         PORTFOLIO--        EQUITY INCOME
                        ADVISOR CLASS      INVESTMENT CLASS    INVESTMENT CLASS      PORTFOLIO II
                      -----------------    ----------------    ----------------    ----------------
                           2010(A)          2010      2009      2010      2009      2010      2009
                      -----------------    ------    ------    ------    ------    ------    ------
Accumulation Unit
  value (beginning
  of period)......          $10.00         $11.84    $10.00    $11.26    $10.00    $10.93    $10.00
Accumulation Unit
  value (end of
  period).........          $10.40         $15.39    $11.84    $13.57    $11.26    $12.54    $10.93
Number of units
  outstanding (in
  000s) (end of
  period).........             868            619       110       536        99       566       106




                        UIF EMERGING                             VICTORY VIF
                       MARKETS EQUITY          VAN ECK           DIVERSIFIED
                         PORTFOLIO--       VIP GLOBAL HARD         STOCK--
                          CLASS II             ASSETS          CLASS A SHARES
                      ----------------    ----------------    ----------------
                       2010      2009      2010      2009      2010      2009
                      ------    ------    ------    ------    ------    ------
Accumulation Unit
  value (beginning
  of period)......    $11.95    $10.00    $12.19    $10.00    $10.52    $10.00
Accumulation Unit
  value (end of
  period).........    $14.22    $11.95    $15.75    $12.19    $11.82    $10.52
Number of units
  outstanding (in
  000s) (end of
  period).........       911       188     1,415       263        69        10


(a) For the period May 1, 2010 (commencement of operations in the Separate Account) through December 31, 2010.

                 NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
                            AND THE SEPARATE ACCOUNT

     NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION

     New York Life Insurance and Annuity Corporation (NYLIAC) is a stock life insurance company incorporated in Delaware in 1980. NYLIAC is licensed to sell life, accident and health insurance and annuities in the District of Columbia and all states. In addition to the policies We describe in this Prospectus, NYLIAC offers life insurance policies and other annuities.

     NYLIAC is a wholly-owned subsidiary of New York Life Insurance Company, a mutual life insurance company doing business in New York since 1845. NYLIAC held assets of $110.3 billion at the end of 2010. New York Life Insurance Company has invested in NYLIAC, and will occasionally make additional contributions to NYLIAC in order to maintain capital and surplus in accordance with state requirements.

     THE SEPARATE ACCOUNT

     Separate Account-III was established on November 30, 1994 and Separate Account-IV was established on June 10, 2003, pursuant to resolutions of the NYLIAC Board of Directors. The Separate Accounts are registered as unit investment trusts with the Securities and Exchange Commission under the Investment Company Act of 1940. This registration does not signify that the Securities and Exchange Commission supervises the management, or the investment practices or policies, of the Separate Accounts.

     Although the assets of the Separate Accounts belong to NYLIAC, these assets are held separately from Our other assets. The Separate Accounts' assets are not chargeable with liabilities incurred in any of NYLIAC's other business operations (except to the extent that assets in the Separate Accounts exceed the reserves and other liabilities of that Separate Account). The income, capital gains and capital losses incurred on the assets of the Separate Accounts are credited to or charged against the assets of the Separate Accounts without regard to the income, capital gains or capital losses arising out of any other business NYLIAC may conduct. Therefore, the investment performance of the Separate Accounts is entirely independent on the investment performance of the Fixed Account, the DCA Advantage Plan account and any other separate account of NYLIAC.

     Separate Account III currently has 68 Investment Divisions, 41 of which are available. Separate Account IV has 41 Investment Divisions. Premium payments allocated to the Investment Divisions are invested solely in the corresponding Eligible Portfolios of the relevant Fund.

     THE PORTFOLIOS

     The assets of each Eligible Portfolio are separate from the others and each such Portfolio has different investment objectives and policies. As a result, each Eligible Portfolio operates as a separate investment fund and the investment performance of one Portfolio has no effect on the investment performance of any other Portfolio. You can make or lose money in any of the Investment Divisions. Portfolios described in this prospectus are different from portfolios that may have similar names but are available directly to the general public. The funds available directly to the general public may have the same adviser, same name, same investment objectives and policies, and substantially similar portfolio securities, but the investment performance may not be the same.

     WE OFFER NO ASSURANCE THAT ANY OF THE ELIGIBLE PORTFOLIOS WILL ATTAIN THEIR RESPECTIVE STATED OBJECTIVES.

     The Funds also make their shares available to certain other separate accounts funding variable life insurance policies offered by NYLIAC. This is called "mixed funding." The Funds also may make their shares available to separate accounts of insurance companies unaffiliated with NYLIAC. This is called "shared funding." Although We do not anticipate any inherent difficulties arising from mixed and shared funding, it is theoretically possible that, due to differences in tax treatment or other considerations, the interests of owners of various policies participating in a certain Fund might at some time be in conflict. The Board of Directors/Trustees of each Fund, each Fund's investment advisers, and NYLIAC are required to monitor events to identify any material conflicts that arise from the use of the Funds for mixed and shared funding. For more information about the risks of mixed and shared funding, please refer to the relevant Fund prospectus.

     The Funds and Eligible Portfolios offered through this product are selected by NYLIAC based on several criteria, including asset class coverage, the strength of the manager's reputation and tenure, brand recognition, performance, and the capability and qualification of each sponsoring investment firm. An affiliate of NYLIAC manages the Mainstay VP Funds Trust and that was a factor in its selection. Another factor that NYLIAC considers during the selection process is whether the Fund or Eligible Portfolio or an affiliate of the Fund will compensate NYLIAC for providing administrative, marketing, and support services that would otherwise be provided by the Fund, the Fund's investment adviser, or its distributor.

     We receive payments or compensation from the Funds or their investment advisers, or from other service providers of the Funds (who may be affiliates of NYLIAC) in connection with administration, distribution, and other services We provide with respect to the Eligible Portfolios and their availability through the policies. These payments may be derived, in whole or in part, from the advisory fee charged by the Fund and deducted from Fund assets and/or from "Rule 12b-1" fees charged by the Fund and deducted from Fund assets. NYLIAC may use these payments for any corporate purpose, including payment of expenses that NYLIAC and/or its affiliates incur in promoting, marketing, and administering the policies, and in its role as an intermediary of the Funds. Policyowners, through their indirect investment in the Funds, bear the costs of these advisory and 12b-1 fees.

     The amounts We receive may be substantial, may vary by Eligible Portfolio, and may depend on how much policy value is invested in the particular Eligible Portfolio or Fund. NYLIAC and its affiliates may profit from these payments. Currently, We receive payments or revenue under various arrangements in amounts ranging from 0.05% to 0.35% annually of the aggregate net asset value of the shares of some of the Eligible Portfolios held by the Investment Divisions. We also receive compensation under various distribution services arrangements in amounts ranging from 0.05% to 0.25% annually of the aggregate net asset value of the shares of some of the Eligible Portfolios held by the Investment Divisions. The compensation that your registered representative receives remains the same regardless of which Investment Divisions you choose or the particular arrangements applicable to those Investment Divisions.

     The Eligible Portfolios of the relevant Funds, along with their investment advisers, are listed in the following table:


--------------------------------------------------------------------------------------

        FUND           INVESTMENT ADVISERS              ELIGIBLE PORTFOLIOS
--------------------------------------------------------------------------------------
MainStay VP Funds     New York Life         MainStay VP Bond;
Trust                 Investment            MainStay VP Cash Management;
                      Management LLC        MainStay VP Conservative Allocation;
                                            MainStay VP Floating Rate;
                                            MainStay VP Growth Allocation;
                                            MainStay VP Moderate Allocation;
                                            MainStay VP Moderate Growth Allocation;



                      Subadviser: MacKay    MainStay VP Convertible;
                      Shields LLC           MainStay VP Flexible Bond Opportunities;
                      ("MacKay")            MainStay VP Government;
                                            MainStay VP High Yield Corporate Bond;
                                            MainStay VP International Equity;


                      Subadviser: Madison   MainStay VP Balanced;
                      Square Investors LLC  MainStay VP Common Stock;
                                            MainStay VP Growth Equity;
                                            MainStay VP Mid Cap Core;
                                            MainStay VP S&P 500 Index;


                      Subadviser:           MainStay VP ICAP Select Equity
                      Institutional
                      Capital LLC


                      Subadviser: Winslow   MainStay VP Large Cap Growth
                      Capital Management,
                      Inc.


                      Subadvisers: Epoch    MainStay VP Income Builder
                      Investment Partners,
                      Inc. ("Epoch") and
                      MacKay


                      Subadviser: Epoch     MainStay VP U.S. Small Cap
--------------------------------------------------------------------------------------
BlackRock Variable    BlackRock Advisors,   BlackRock Global Allocation V.I. Fund
Series Funds, Inc.    LLC
                      Subadvisers:
                      BlackRock Investment
                      Management, LLC and
                      BlackRock
                      International
                      Limited
--------------------------------------------------------------------------------------
Calvert Variable      Calvert Investment    Calvert VP SRI Balanced Portfolio
Series, Inc.          Management, Inc.
                      Subadviser (equity
                      portion): New
                      Amsterdam Partners
                      LLC (Calvert manages
                      fixed income
                      portion)
--------------------------------------------------------------------------------------
Columbia Funds        Columbia Management   Columbia Variable Portfolio -- Small Cap
Variable Insurance    Investment Advisers,  Value Fund
Trust                 LLC
--------------------------------------------------------------------------------------
Dreyfus Investment    The Dreyfus           Dreyfus IP Technology Growth
Portfolios            Corporation
--------------------------------------------------------------------------------------
Fidelity(R) Variable  Fidelity Management   Fidelity(R) VIP Contrafund(R)
Insurance Products    and Research Company  Fidelity(R) VIP Equity-Income
Fund                  ("FMR")               Fidelity(R) VIP Mid Cap
                      Subadvisers: FMR
                      Co., Inc. ("FMRC")
                      and other affiliates
                      of FMR
--------------------------------------------------------------------------------------

Janus Aspen Series    Janus Capital         Janus Aspen Balanced Portfolio;
                      Management LLC        Janus Aspen Worldwide Portfolio
--------------------------------------------------------------------------------------

MFS(R) Variable       Massachusetts         MFS(R) Investors Trust Series;
Insurance Trust       Financial Services    MFS(R) Research Series;
                      Company ("MFS")       MFS(R) Utilities Series
--------------------------------------------------------------------------------------


--------------------------------------------------------------------------------------

        FUND           INVESTMENT ADVISERS              ELIGIBLE PORTFOLIOS
--------------------------------------------------------------------------------------
Neuberger Berman      Neuberger Berman      Neuberger Berman AMT Mid-Cap Growth
Advisers Management   Management LLC        Portfolio
Trust                 Subadviser:
                      Neuberger Berman LLC
--------------------------------------------------------------------------------------
PIMCO Variable        Pacific Investment    PIMCO Real Return Portfolio
Insurance Trust       Management Company
                      LLC ("PIMCO")
--------------------------------------------------------------------------------------
The Royce Capital     Royce & Associates,   Royce Micro-Cap Portfolio
Fund                  LLC                   Royce Small-Cap Portfolio
--------------------------------------------------------------------------------------
T. Rowe Price Equity  T. Rowe Price         T. Rowe Price Equity Income Portfolio II
Series, Inc.          Associates, Inc.
--------------------------------------------------------------------------------------
The Universal         Morgan Stanley        UIF Emerging Markets Equity Portfolio
Institutional Funds,  Investment
Inc.                  Management Inc.
                      Subadvisers: Morgan
                      Stanley Investment
                      Management Limited
                      and Morgan Stanley
                      Investment
                      Management Company
--------------------------------------------------------------------------------------
Van Eck VIP Trust     Van Eck Associates    Van Eck VIP Global Hard Assets
                      Corporation
--------------------------------------------------------------------------------------
Victory Variable      Victory Capital       Victory VIF Diversified Stock
Insurance Funds       Management, Inc.

--------------------------------------------------------------------------------------



     Please refer to the accompanying prospectuses of the respective Funds for a complete description of the Funds, the investment advisers, the sub-advisers, and the Portfolios. The Funds' prospectuses should be read carefully before any decision is made concerning the allocation of premium payments to an Investment Division corresponding to a particular Eligible Portfolio.




     NYLIAC does not provide investment advice and does not recommend or endorse any particular Eligible Portfolio or Portfolios. NYLIAC is not responsible for choosing the Investment Divisions or the amounts allocated to each. You are responsible for determining that these decisions are appropriate for your own individual circumstances and your investment goals, financial situation, and risk tolerance. Decisions regarding investment allocations should be carefully considered. YOU BEAR THE RISK OF ANY DECLINE IN THE VALUE OF YOUR POLICY RESULTING FROM THE PERFORMANCE OF THE PORTFOLIOS YOU HAVE CHOSEN.



     Investment selections should be based on a thorough investigation of all of the information regarding the Eligible Portfolios that are available to you, including each Fund's prospectus, statement of additional information, and annual and semi-annual reports. Other sources, such as the Fund's website or newspapers and financial and other magazines, provide more current information, including information about any regulatory actions or investigations relating to a Fund or Eligible Portfolio. After you select Investment Divisions for your initial premium, you should monitor and periodically re-evaluate your allocations to determine if they are still appropriate.


     ADDITIONS, DELETIONS, OR SUBSTITUTIONS OF INVESTMENTS

     NYLIAC retains the right, subject to any applicable law, to make additions to, deletions from, or substitutions for, the Eligible Portfolio shares held by any Investment Division. NYLIAC reserves the right to eliminate the shares of any of the Eligible Portfolios and to substitute shares of another portfolio of a Fund, or of another registered open-end management investment company. We may do this if the shares of the Eligible Portfolios are no longer available for investment or if We believe investment in any Eligible Portfolio would become inappropriate in view of the purposes of the Separate Account. To the extent required by law, We will not make substitutions of shares attributable to your interest in an Investment Division until you have been notified of the change. This does not prevent the Separate Account from purchasing other securities for other series or classes of policies, or from processing a conversion between series or classes of policies on the basis of requests made by policyowners.

     We may establish new Investment Divisions when We determine, in Our sole discretion, that marketing, tax, investment, or other conditions so warrant. We will make any new Investment Divisions available to existing policyowners on a basis We determine. We may also eliminate one or more Investment Divisions, if We determine, in Our sole discretion, that marketing, tax, investment, or other conditions warrant.

     In the event of any substitution or change, NYLIAC may, by appropriate endorsement, change the policies to reflect such substitution or change. We also reserve the right to: (a) operate the Separate Account as a management company under the Investment Company Act of 1940, (b) deregister it under such Act in the event such registration is no longer required, (c) combine it with one or more other separate accounts, and (d) restrict or eliminate the voting rights of persons having voting rights as to the Separate Account as permitted by law.

     REINVESTMENT

     We automatically reinvest all dividends and capital gain distributions from Eligible Portfolios in shares of the distributing Portfolio at their net asset value on the payable date.

                                 THE POLICIES(1)

     This is a flexible premium policy which means additional premium payments can be made. It is issued on the lives of individual Annuitants.

     The policies are variable. This means that the Accumulation Value will fluctuate based on the investment experience of the Investment Divisions you select, the interest credited on the Fixed Accumulation Value and the DCA Accumulation Value. NYLIAC does not guarantee the investment performance of the Separate Account or of the Eligible Portfolios. You bear the entire investment risk with respect to amounts allocated to the Investment Divisions of the Separate Account. We offer no assurance that the investment objectives of the Investment Divisions will be achieved. Accordingly, amounts allocated to the Investment Divisions of the Separate Account are subject to the risks inherent in the securities markets and, specifically, to price fluctuations in the Eligible Portfolios' investments.

     As the owner of the policy, you have the right to (a) change the Beneficiary, (b) name a new owner (on Non-Qualified Policies only), (c) receive Income Payments, (d) name a payee to receive Income Payments, and (e) transfer funds among the Investment Divisions. You cannot lose these rights. However, all rights of ownership cease upon your death.

     The current policyowner of a Non-Qualified Policy has the right to transfer ownership to another person(s) or entity. To transfer ownership, the policyowner must complete Our approved "Transfer of Ownership" form in effect at the time of the request. This change will take effect as of the date you signed the form, subject to any payment We made or other action We took before recording the change. Federal law requires all financial institutions to obtain, verify, and record information that identifies each person or entity that becomes the owner of an existing policy. This means the new policyowner(s) will be required to provide their name, address, date of birth, and other identifying information. To complete a transfer of ownership, the new policyowner(s) will also be required to submit financial and suitability information.

     Certain provisions of the policies may be different than the general description in this Prospectus, and certain riders and options may not be available, because of legal requirements or restrictions in your state. See your policy for specific variations because any such state variations will be included in your policy or in riders or endorsements attached to your policy. See your registered representative or contact Us for specific information that may be applicable to your state.

     SELECTING THE VARIABLE ANNUITY THAT'S RIGHT FOR YOU

     In addition to the policies described in this Prospectus, We offer other variable annuities, each having different features, fees, and charges. Your registered representative can help you decide which is best for you based on your individual circumstances, time horizon, and policy feature preferences.

     The following chart outlines some of the different features for each New York Life variable annuity We offer. The availability of optional policy features, such as those mentioned in the chart, may increase the cost of the policy. Therefore, when selecting a policy, you should consider what policy features you plan to use within your variable annuity. You should also consider the different surrender charge period associated with each policy in light of the length of time you plan to hold your policy (i.e., your time horizon). If you intend to make multiple contributions to your policy over time, you may want to consider a surrender charge period that is based on the Policy Date. If you intend to make a single contribution or limited contributions over time, you may want to consider a policy with a surrender charge period that is based on each premium payment. In addition to the surrender charges, you should also evaluate the available policy features and the different fees associated with each of the features and of the policy.


----------
       1 For single premium policies, this section is modified as indicated in Appendix 1 of this Prospectus.

     You should consider the investment objectives, risks, charges and expenses of an investment carefully before investing. Both the product and underlying Fund prospectuses contain this and other information about the variable annuities and underlying investment options. Your registered representative can provide you with prospectuses for one or more of these variable annuities and the underlying Funds. Please read the prospectuses carefully before investing.

--------------------------------------------------------------------------------------------------------------------------
                                     NEW YORK LIFE          NEW YORK LIFE          NEW YORK LIFE         NEW YORK LIFE
                                        PREMIER             PREMIER PLUS          COMPLETE ACCESS       FLEXIBLE PREMIUM
                                   VARIABLE ANNUITY       VARIABLE ANNUITY       VARIABLE ANNUITY      VARIABLE ANNUITY II
--------------------------------------------------------------------------------------------------------------------------
Surrender Charge Period          7 Years (8%, 7%, 6%,   8 Years (8%, 8%, 7%,           None           9 Years (7%, 7%, 7%,
                                   5%, 4%, 3%, 2% --       6%, 5%, 4%, 3%,                             6%, 5%, 4%, 3%, 2%,
                                     based on each       2% -- based on each                             1% -- based on
                                    premium payment        premium payment                                policy date)
                                         date)                  date)
--------------------------------------------------------------------------------------------------------------------------
DCA Advantage Plan                   Yes (6 month           Yes (6 month                No                     No
                                       account)               account)
--------------------------------------------------------------------------------------------------------------------------
Interest Sweep                            Yes                    Yes                    Yes                    Yes
--------------------------------------------------------------------------------------------------------------------------
Premium Credit                            No                     Yes                    No                     No
--------------------------------------------------------------------------------------------------------------------------
Fixed Account                             Yes                    Yes                    Yes                    Yes
                                       One-Year               One-Year               One-Year               One-Year
--------------------------------------------------------------------------------------------------------------------------
Annual Death Benefit Reset       Ages 65 or             Ages 65 or             Ages 65 or             Ages 65 or
Rider (ADBR) Charge*             Younger: 0.30%         Younger: 0.30%         Younger: 0.30%         Younger: 0.30%
                                 Ages 66-75: 0.35%      Ages 66-75: 0.35%      Ages 66-75: 0.35%      Ages 66-75: 0.35%
--------------------------------------------------------------------------------------------------------------------------
Mortality and Expense Risk and   Accumulation Value     Accumulation Value     Accumulation Value     Accumulation Value
Administration Costs Charge      Based: 1.35%(1)        Based: 1.65%(1)        Based: 1.65%(1)        Based: 1.40%(1)
                                 Premium Based:         Premium Based:                                Premium Based:
                                 1.55%(2)               1.75%(2)                                      1.60%(2)
--------------------------------------------------------------------------------------------------------------------------
Annual Policy Service Charge              $30                    $30                    $40                    $30
--------------------------------------------------------------------------------------------------------------------------
Minimum Cash Value Required to         $100,000               $100,000               $100,000                $50,000
Waive Annual Policy Service
Charge
--------------------------------------------------------------------------------------------------------------------------


    All policies and features may not be available in all jurisdictions.
*    May be lower if IPP + ADBR package is selected.
(1) Charge is reflected in the Accumulation Unit Value.
(2) Charge is not reflected in the Accumulation Unit Value.

     QUALIFIED AND NON-QUALIFIED POLICIES

     We designed the policies primarily for the accumulation of retirement savings, and to provide income at a future date. We issue both Qualified and Non-Qualified Policies. Both types of policies offer tax-deferred accumulation. You may purchase a Non-Qualified Policy to provide for retirement income other than through a tax-qualified plan. You may purchase a Qualified Policy for use with any one of the tax-qualified plans listed below.

     (1) TSAs purchased by employees of certain tax-exempt organizations and certain state-supported educational institutions, in each case in accordance with the employer's plan document and/or applicable tax requirements (see FEDERAL TAX MATTERS--Qualified Policies--Important Information Regarding Final Code Section 403 (b) Regulations. We will no longer be accepting contributions or issuing new policies for ERISA 403(b) plans);

     (2) Section 408 or 408A Individual Retirement Annuities (IRAs), including:
         Roth IRAs, Inherited IRAs, SEP and SIMPLE IRAs.

     Please see "FEDERAL TAX MATTERS" for a detailed description of these plans.

     If you are considering the purchase of a Qualified Policy or a Non-Qualified Policy to fund another type of tax-qualified retirement plan, such as a plan qualifying under Section 401(a) of the Code, you should be aware that this policy will fund a retirement plan that already provides tax deferral under the Code. Therefore, the tax deferral of the annuity does not provide additional benefits. However, this annuity is designed to provide certain payment guarantees and features other than tax deferral, some of which may not be available in other investments. There are fees and charges in an annuity that may not be included in other types of investments. These additional features and benefits include:

     - A guaranteed death benefit, as explained in this Prospectus.

     - The option for you to receive a guaranteed stream of income payments for life after you have owned the policy for one year.

     - A Fixed Account (if available) that features a guaranteed fixed interest rate.

     - An optional Interest Sweep feature that automatically allocates interest earned on monies in the Fixed Account to other investment divisions offered under the policy.

     - The flexibility to easily transfer money among Investment Divisions in the annuity managed by different investment managers and to have your investment mix automatically rebalanced periodically.

These features are explained in detail in this Prospectus. You should purchase this annuity with tax-qualified money because of the additional features the annuity provides and not for the tax deferral to which the tax-qualified plan is already entitled. You should consult with your tax or legal adviser to determine if the policy is suitable for your tax qualified plan.

     POLICY APPLICATION AND PREMIUM PAYMENTS

     To purchase a policy, you must complete an application. The application is sent by your registered representative to NYLIAC's Cleveland or Dallas Service Center with your initial premium payment. (Initial premium payments received in connection with 1035 exchanges, rollovers and TSAs must be sent to either the Cleveland or Dallas Service Center, or one of the addresses noted in Question 17 of this Prospectus.) If the application is complete and accurate, and We have received all other information necessary to process the application, We will credit the initial premium payment to the investment options you have selected within two Business Days after receipt at the Cleveland or Dallas Service Center. (Or, in the case of initial premium payments received in connection with 1035 exchanges, rollovers and TSAs, at the Cleveland or Dallas Service Centers or at one of the addresses noted in Question 17 of this Prospectus.) If We cannot credit the initial premium payment within five Business Days after We receive it because the application is incomplete or inaccurate, We will contact you and explain the reason for the delay. Unless you consent to NYLIAC's retaining the initial premium payment and crediting it as soon as the necessary requirements are fulfilled, We will refund the initial premium payment immediately.

     Acceptance of applications is subject to NYLIAC's rules. We reserve the right to reject any application or initial premium payment. Generally, only one policyowner is named. If We issue a jointly owned policy, ownership rights and privileges under the policy must be exercised jointly and benefits under the policy will be paid upon the death of any joint owner. ACCEPTANCE OF INITIAL AND SUBSEQUENT PREMIUM PAYMENTS IS SUBJECT TO OUR SUITABILITY STANDARDS.

     You may allocate premium payments in up to 41 Investment Divisions, as well as the DCA Advantage Plan Account and the Fixed Account (if available) you have chosen immediately. We will credit subsequent premium payments to the policy at the close of the Business Day on which they are received by NYLIAC. Moreover, you may increase or decrease the percentages of the premium payments (which must be in whole number percentages) allocated to each Allocation Alternative or the DCA Advantage Plan Account at the time a premium payment is made.

     Unless We permit otherwise, the minimum initial premium payment is $4,000 for Qualified Policies and $5,000 for Non-Qualified Policies. You may make additional premium payments of at least $2,500 for Qualified Policies and $5,000 for Non-Qualified Policies, or such lower amount as We may permit at any time. For policies issued to persons age 75 or younger, additional Premium Payments can be made until 12 months after you reach age 75. For policies issued to persons age 76 to 80, additional premium payments can be made until 12 months after you reach age 80. The currently available methods of payment are direct payments to NYLIAC or any other method agreed to by Us. The maximum aggregate amount of premium payments We accept is $1,000,000 without prior approval. NYLIAC reserves the right to limit the dollar amount of any premium payment. You must allocate a minimum of $5,000 to the DCA Advantage Plan Account.

     For Qualified Policies, you may not make premium payments in any Policy Year that exceed the amount permitted by the plan or by applicable law.

     TAX-FREE SECTION 1035 EXCHANGES

     Subject to certain restrictions, you can make a tax-free exchange under
Section 1035 of the Code of all or a portion of one annuity contract, or all of a life insurance policy for an annuity contract. Section 1035 also provides that an annuity contract may be exchanged in a tax-free transaction for a long-term care insurance policy. Before making an exchange, you should compare both contracts carefully. Remember that if you exchange a life insurance policy or annuity contract for the Contract described in this prospectus:

     - you might have to pay a withdrawal charge on your previous contract,

     - there will be a new withdrawal charge period for this Contract,

     - other charges under this Contract may be higher (or lower),

     - the benefits may be different,

     - you will no longer have access to any benefits from your previous contract (or the benefits may be different), and

     - access to your cash value following a partial exchange may be subject to tax-related limitations.

     If the exchange does not qualify for Section 1035 treatment, you also may have to pay federal income tax, including a 10 percent federal penalty tax, on the exchange. You should not exchange an existing life insurance policy or another annuity contract for this Contract unless you determine that the exchange is in your best interest. IF YOU CONTEMPLATE SUCH AN EXCHANGE, YOU SHOULD CONSULT A TAX ADVISOR TO DISCUSS THE POTENTIAL TAX EFFECTS OF SUCH A TRANSACTION.

     PAYMENTS RETURNED FOR INSUFFICIENT FUNDS

     If your premium payment is returned for insufficient funds, We reserve the right to reverse the investment options chosen and charge you a $20 fee for each returned payment. In addition, the Fund may also redeem shares to cover any losses it incurs as result of a returned payment. If a payment is returned for insufficient funds for two consecutive periods, the privileges to pay by check or electronically will be suspended until VPSC receives a written request to reinstate it in a form acceptable to us at one of the addresses noted in Question 15 of this Prospectus, and We agree.

     YOUR RIGHT TO CANCEL ("FREE LOOK")

     You can cancel the policy within 10 days of delivery of the policy or such longer period as required under state law. To cancel your policy, you must return it to VPSC at one of the addresses listed in Question 15 of this Prospectus or to the registered representative through whom you purchased it, with a written request for cancellation. Except where you are entitled by law to receive the total of premium payments less any prior partial withdrawals, We will promptly return the Accumulation Value calculated as of the Business Day that either the registered representative through whom you purchased the policy or VPSC receives the policy along with a written request for cancellation in a form acceptable to Us, but without any deduction for premium taxes or a surrender charge. We will set forth the provision in your policy.

     ISSUE AGES

     To purchase a Non-Qualified Policy you must not be older than age 80. If the Owner of the policy is not a natural person, the Annuitant must not be older than age 80.

     For IRA, Roth IRA, SIMPLE IRA, TSA and SEP plans, you must also be the Annuitant. We can issue Qualified Policies if you are between the ages of 18 and 80 (between 0-80 for Inherited IRAs).

     For policies issued to persons age 75 or younger, We will accept additional premium payments until 12 months after you reach age 75, unless otherwise limited by the terms of a particular plan or unless We agree otherwise. For policies issued to persons age 76 to 80, additional premium payments can be made until 12 months after you reach age 80, unless otherwise limited by the terms of a particular plan or unless We agree otherwise.

     TRANSFERS

     You may transfer amounts between Investment Divisions of the Separate Account or to the Fixed Account (if available) at least 30 days before the Annuity Commencement Date, although certain restrictions may apply with respect to transfers into the Fixed Account for Premium based M&E Charge policies. You may not make transfers into the DCA Advantage Plan Account. Transfers made from the DCA Advantage Plan Account to the Investment Divisions are subject to different limitations (See "THE DCA ADVANTAGE PLAN.") No transfers are allowed from the DCA Advantage Plan Account to the Fixed Account (if available). Except in connection with transfers made pursuant to traditional Dollar Cost Averaging, Automatic Asset Reallocation, Interest Sweep, and the DCA Advantage Plan, the minimum amount that you may transfer from one Investment Division to other Investment Divisions or to the Fixed Account (if available), is $500. Except for the traditional Dollar Cost Averaging, Automatic Asset Reallocation and Interest Sweep options, and the DCA Advantage Plan, if the value of the remaining Accumulation Units in an Investment Division or Fixed Account would be less than $25 after you make a transfer, We will transfer the entire value unless NYLIAC in its discretion determines otherwise. The amount(s) transferred to other Investment Divisions must be a minimum of $25 for each Investment Division.

     There is no charge for the first twelve transfers in any one Policy Year. NYLIAC reserves the right to charge up to $30 for each transfer in excess of twelve, subject to any applicable state insurance law requirements. Any transfer made in connection with traditional Dollar Cost Averaging, Automatic Asset Reallocation, Interest Sweep and the DCA Advantage Plan will not count as a transfer toward the twelve transfer limit. You may make transfers from the Fixed Account to the Investment Divisions in connection with the Interest Sweep option and in certain other situations. (See "THE FIXED ACCOUNT.")

     You can request a transfer by any of the four methods listed below. Transfer requests are subject to limitations and must be made in accordance with our established procedures. (See "Virtual Service Center (VSC) and Interactive Voice Response System (IVR).")

          - submit your request in writing on a form We approve to VPSC at one of the addresses listed in Question 15 of this prospectus (or any other address We indicate to you in writing);

          - use the IVR at 800-598-2019;

          - speak to a Customer Service Representative at 800-598-2019 on Business Days between the hours of 9:00 a.m. and 6:00 p.m. (Eastern
            Time); or

          - make your request through the Virtual Service Center.

     NYLIAC is not liable for any loss, cost or expense for action based on telephone instructions which are believed to be genuine in accordance with these procedures. Transfer requests received after the close of regular trading on the New York Stock Exchange, generally 4:00 p.m. Eastern Time or received on a non-Business Day, will be priced as of the next Business Day.

     LIMITS ON TRANSFERS

     Procedures Designed to Limit Potentially Harmful Transfers--This policy is not intended as a vehicle for market timing. Accordingly, your ability to make transfers under the policy is subject to limitation if We determine, in Our sole opinion, that the exercise of that privilege may disadvantage or potentially hurt the rights or interests of other policyowners.

     Any modification of the transfer privilege could be applied to transfers to or from some or all of the Investment Divisions. If not expressly prohibited by the policy, We may, for example:

          - reject a transfer request from you or from any person acting on your behalf

          - restrict the method of making a transfer

          - charge you for any redemption fee imposed by an underlying Fund

          - limit the dollar amount, frequency, or number of transfers.

     Currently, if you or someone acting on your behalf requests BY TELEPHONE AND/OR ELECTRONICALLY transfers into or out of one or more Investment Divisions on three or more days within any 60-day period, We will send you a letter notifying you that the transfer limitation has been exceeded. If We receive an additional transfer request that would result in transfers into or out of one or more Investment Divisions on three or more days within any 60-day period, We will process the transfer request. Thereafter, We will immediately suspend your ability to make transfers electronically and by telephone, regardless of whether you have received the warning letter. All subsequent transfer requests for your policy must then be made in writing through the U.S. mail or an overnight courier and received by VPSC at one of the addresses listed in Question 15 of this Prospectus. We will provide you with written notice when We take this action.

     We currently do not include the following transfers in these limitations, although we reserve the right to include them in the future: transfers to and from the Fixed Account, the first transfer out of the MainStay VP Cash Management Investment Division within six months of the issuance of a policy, and transfers made pursuant to the Dollar Cost Averaging, Automatic Asset Reallocation, and Interest Sweep options.

     WE MAY CHANGE THESE LIMITATIONS OR RESTRICTIONS OR ADD NEW ONES AT ANY TIME WITHOUT PRIOR NOTICE; YOUR POLICY WILL BE SUBJECT TO THESE CHANGES REGARDLESS OF THE ISSUE DATE OF YOUR POLICY. All transfers are subject to the limits set forth in the prospectus in effect on the date of the transfer request, regardless of when your policy was issued. Note, also, that any applicable transfer rules, either as indicated above or that We may utilize in the future, will be applied even if We cannot identify any specific harmful effect from any particular transfer.

     We apply Our limits on transfers procedures to all owners of this policy without exception.

     Orders for the purchase of Fund portfolio shares are subject to acceptance by the relevant Fund. We will reject or reverse, without prior notice, any transfer request into an Investment Division if the purchase of shares in the corresponding Fund portfolio is not accepted by the Fund for any reason. For transfers into multiple Investment Divisions, the entire transfer request will be rejected or reversed if any part of it is not accepted by any one of the Funds. We will provide you with written notice of any transfer request We reject or reverse. You should read the Fund prospectuses for more details regarding their ability to refuse or restrict purchases or redemptions of their shares. In addition, a Fund may requires Us to share specific policyowner transactional data with them, such as taxpayer identification numbers and transfer information.

     Risks Associated with Potentially Harmful Transfers--Our procedures are designed to limit potentially harmful transfers. However, We cannot guarantee that Our procedures will be effective in detecting and preventing all transfer activity that could disadvantage or potentially hurt the rights or interests of other policyowners. The risks described below apply to policyowners and other persons having material rights under the policies.

          - We do not currently impose redemption fees on transfers or expressly limit the number or size of transfers in a given period. Redemption fees, transfer limits, and other procedures or restrictions may be more or less successful than Our procedures in deterring or preventing potentially harmful transfer activity.

          - Our ability to detect and deter potentially harmful transfer activity may be limited by policy provisions.

          - (1) The underlying Fund portfolios may have adopted their own policies and procedures with respect to trading of their respective shares. The prospectuses for the underlying Fund portfolios, in effect at the time of any trade, describe any such policies and procedures. The trading policies and procedures of an underlying Fund portfolio may vary from Ours and be more or less effective at preventing harm. Accordingly, the sole protection you may have against potentially harmful frequent transfers is the protection provided by the procedures described herein.

            (2) The purchase and redemption orders received by the underlying Fund portfolios reflect the aggregation and netting of multiple orders from owners of this policy and other variable policies issued by Us. The nature of these combined orders may limit the underlying Fund portfolios' ability to apply their respective trading policies and procedures. In addition, if an underlying Fund portfolio believes that a combined order We submit may reflect one or more transfer requests from owners engaged in potentially harmful transfer activity, the underlying Fund portfolio may reject the entire order and thereby prevent Us from implementing any transfers that day. We do not generally expect this to happen. Alternatively, Funds may request information on individual policyowner transactions and may impose restrictions on individual policyowner transfer activity.

          - Other insurance companies that invest in the Fund portfolios underlying this policy, may have adopted their own policies and procedures to detect and prevent potentially harmful transfer activity. The policies and procedures of other insurance companies may vary from Ours and be more or less effective at preventing harm. If their policies and procedures fail to successfully discourage potentially harmful transfer activity, there could be a negative effect on the owners of all of the variable policies, including Ours, whose variable investment options correspond to the affected underlying Fund portfolios.

          - Potentially harmful transfer activity could result in reduced performance results for one or more Investment Divisions, due to among other things:

                 (1) an adverse effect on portfolio management, such as:

                    a) impeding a portfolio manager's ability to sustain an
                 investment objective;

                    b) causing the underlying Fund portfolio to maintain a
                 higher level of cash than would otherwise be the case; or

                    c) causing an underlying Fund portfolio to liquidate
                 investments prematurely (or at an otherwise inopportune time) in order to pay withdrawals or transfers out of the underlying Fund portfolio.

                 (2) increased administrative and Fund brokerage expenses.

                 (3) dilution of the interests of long-term investors in an
            Investment Division if purchases or redemptions into or out of an underlying Fund portfolio are made when, and if, the underlying Fund portfolio's investments do not reflect an accurate value (sometimes referred to as "time-zone arbitrage" and "liquidity arbitrage").

     SPECULATIVE INVESTING

     Do not purchase this policy if you plan to use it, or any of its riders, for speculation, arbitrage, viatication or any other type of collective investments scheme. Your policy may not be traded on any stock exchange or secondary market. By purchasing this policy you represent and warrant that you are not using this policy, or any of its riders, for speculation, arbitrage, viatication or any other type of collective investment scheme.

     VIRTUAL SERVICE CENTER (VSC) AND INTERACTIVE VOICE RESPONSE SYSTEM (IVR)

     Through the VSC and the IVR, you can get up-to-date information about your policy and request transfers. We may revoke VSC and IVR privileges for certain policyowners (see "Limits on Transfers").

     To enable you to access the IVR, you will automatically receive a Personal Identification Number (PIN). Along with your Social Security Number, the PIN will give you access to the IVR using the toll-free number 1-800-598-2019. You should protect your PIN and your Social Security number, because Our self-service options will be available to anyone who provides your Social Security number and your PIN; We will not be able to verify that the person providing electronic service instructions via the VSC or IVR is you or is authorized by you.

     In order to obtain policy information online via the VSC, you are required to register for access. Visit WWW.NEWYORKLIFE.COM/VSC and click the "Register Now" button to enroll. You will be required to register a unique User Name and Password to gain access. In a safe and secure environment, you can, among other things, access policy values, change your address, download service forms, view policy statements, and submit policy transactions.

     As described herein, We will use reasonable procedures to make sure that the instructions We receive through the VSC and IVR are genuine. We are not responsible for any loss, cost, or expense for any actions We take based on instructions received through IVR or VSC that We believe are genuine. We will confirm all transactions in writing.

     Service requests are binding on all owners if the policy is jointly owned. Financial requests received after 4:00 p.m. (Eastern Time) or non Business Days will be processed as of the next Business Day.

     We make the VSC or IVR available at Our discretion. In addition, availability of the VSC or IVR may temporarily be interrupted at certain times. We do not assume responsibility for any loss while the VSC or IVR is unavailable. If you are experiencing problems, you can send service requests to Us at one of the addresses listed in Question 15 of this Prospectus.

     VSC

     The VSC is open Monday through Friday, from 7 a.m. until 4 a.m. and Saturday, from 7 a.m. until 10 p.m. (Eastern Time).

     The VSC enables you to:

          - e-mail your registered representative or VPSC;

          - obtain current policy values;

          - transfer assets between investment options;

          - change the allocation of future premium payments;

          - reset your password;

          - change your address;

          - obtain service forms;

          - view and download policy statements; and

          - Modify an existing Automatic Asset Reallocation arrangement.

     The VSC enables you to sign-up to receive future prospectuses and policyowner annual and semi-annual reports for your Policy online at www.newyorklife.com/vsc. Electronic delivery is not available for policies that are owned by corporations, trusts or organizations at this time.

     IVR

     The IVR is available 24 hours a day, seven days a week. We record all calls.

     The IVR enables you to:

          - obtain current Policy values;

          - transfer assets between investment options;

          - change the allocation of future premium payments; and

          - speak with one of Our Customer Service Representatives on Business Days, between the hours of 9:00 a.m. to 6:00 p.m. (Eastern Time).

     REGISTERED REPRESENTATIVE ACTIONS

     You may authorize a third party to have access to your policy information and to make fund transfers, allocation changes and other permitted transactions by completing a telephone request form. To authorize a third party to have access to your policy information and to make fund transfers, allocation changes and other permitted transactions, you must send VPSC a Telephone Request Form completed in a form acceptable to Us to one of the addresses noted in Question 15 of this Prospectus. The Customer Service representative will require certain identifying information (Social Security number, address of record, date of birth) before taking any requests or providing any information to ensure that the individual giving instructions is authorized. See "The Policies--Transfers" for information on how to transfer assets between Investment Divisions.

     NYLIAC does not permit current or former registered representatives to obtain authorization to effect policy transactions through the Telephone Request Form. Authorization to these registered representatives will be limited to accessing policy information only.

     You may authorize Us to accept electronic instructions from a registered representative or a registered service assistant assigned to your policy in order to make premium allocations, transfers among investment options, Automatic Asset Allocation (AAR) updates (if applicable) and changes to your investment objective and/or risk tolerance. Your AAR will be cancelled if a premium allocation change or fund transfer is submitted on your behalf and the AAR is not also modified at that time to be consistent with your fund transfer and premium allocation changes. To authorize the registered representative(s) or registered service assistants assigned to your policy to make premium allocations and transfers, you must send a completed Trading Authorization Form to VPSC at one of the addresses listed in Question 15 of this Prospectus. We may revoke Trading Authorization privileges for certain policyowners (See "Limits on Transfers"). Trading Authorization may be elected, changed or canceled at any time. We will confirm all transactions in writing. Not all transactions are available on the Internet.

     NYLIAC is not liable for any loss, cost or expense for action on instructions which are believed to be genuine in accordance with the procedures. As these parties act on your behalf, you are responsible for and bear the consequences of their instructions and other actions, including any limits on transfers.

     Faxed requests are not acceptable and will not be honored at any time. In addition, We will not accept e-mailed requests for policy transactions or emails of imaged, signed service requests. E-mail inquires that are non-transactional may be sent through Our Virtual Service Center once they have passed all security protocols to identify the policyowner.

     DOLLAR COST AVERAGING PROGRAMS

     The main objective of dollar cost averaging is to achieve an average cost per share that is lower than the average price per share during volatile market conditions. Since you transfer the same dollar amount to an Investment Division with each transfer, you purchase more units in an Investment Division if the value per unit is low and fewer units if the value per unit is high. Therefore, you achieve a lower than average cost per unit if prices fluctuate over the long term. Similarly, for each transfer out of an Investment Division, you sell more units in an Investment Division if the value per unit is low and fewer units if the value per unit is high. Dollar cost averaging does not assure a profit or protect against a loss in declining markets. Because it involves continuous investing regardless of price levels, you should consider your financial ability to continue to make purchases during periods of low price levels. NYLIAC also offers a DCA Advantage Plan under which you may utilize a 6-month DCA Account. (See "THE DCA ADVANTAGE PLAN.") We do not count transfers under dollar cost averaging as part of your 12 free transfers each Policy Year. There is no charge imposed for either Dollar Cost Averaging program.

     We have set forth below an example of how dollar cost averaging works. In the example, We have assumed that you want to transfer $100 from the MainStay VP Cash Management Investment Division to the MainStay VP Common Stock--Service Class Investment Division each month. Assuming the Accumulation Unit values below, you would purchase the following number of Accumulation Units:


              AMOUNT      ACCUMULATION    ACCUMULATION UNITS
  MONTH    TRANSFERRED     UNIT VALUE          PURCHASED
   1           $100          $10.00              10.00
   2           $100          $ 8.00              12.50
   3           $100          $12.50               8.00
   4           $100          $ 7.50              13.33
 Total         $400          $38.00             43.83



                The average unit price is calculated as follows:

Total share price           $38.00
-----------------
                      =     ------    =    $9.50
 Number of months
                               4



                   The average unit cost is calculated as follows:

Total amount transferred           $400.00
------------------------
                             =     -------    =    $9.13
  Total units purchased
                                    43.83


     In this example, you would have paid an average cost of $9.13 per unit while the average price per unit is $9.50.

     (a) Traditional Dollar Cost Averaging

     This option, which is available at no additional cost, permits systematic investing to be made in equal installments over various market cycles to help reduce risk. You may specify, prior to the Annuity Commencement Date, a specific dollar amount to be transferred from any Investment Divisions to any combination of Investment Divisions and/or the Fixed Account. Please note that for Premium based M&E Charge policies, amounts cannot be transferred to the Fixed Account (if available). You will specify the Investment Divisions to transfer money from, the Investment Divisions and/or Fixed Account to transfer money to, the amounts to be transferred, the date on which transfers will be made, subject to Our rules, and the frequency of the transfers (either monthly, quarterly, semi-annually or annually). You may not make transfers from the Fixed Account, but you may make transfers into the Fixed Account. Each transfer from an Investment Division must be at least $100. You must have a minimum Accumulation Value of $2,500 to elect this option. Once all money has been allocated to the Investment Divisions of your choice or the balance in the Investment Division you are transferring from is less than $100, the traditional Dollar Cost Averaging option will cease. A new request must be submitted to reactivate this feature. NYLIAC may reduce the minimum transfer amount and minimum Accumulation Value at its discretion.

     NYLIAC will make all traditional Dollar Cost Averaging transfers on the day of each calendar month that you specify or on the next Business Day (if the day you have specified is not a Business Day). You may specify any day of the month except the 29th, 30th, or 31st. In order to process transfers under our Traditional Dollar Cost Averaging Option, VPSC must have received a completed Traditional Dollar Cost Averaging request form at one of the addresses listed in Question 15 of this Prospectus no later than five Business Days prior to the date transfers are to begin. If your Traditional Dollar Cost Averaging request form for this option is received less than five Business Days prior to the date you request it to begin, the transfers will begin on the day of the month you specify in the month following the receipt of your request. All completed Traditional Dollar Cost Averaging request forms must be sent to VPSC at one of the addresses listed in Question 15 of this Prospectus. Facsimile requests will not be accepted or processed. In addition, we will not accept e-mailed requests or e-mails of imaged, signed requests.

     You may cancel the Traditional Dollar Cost Averaging option at any time. To cancel the Traditional Dollar Cost Averaging Option, you must send a written cancellation request in a form acceptable to Us to VPSC at one of the addresses listed in Question 15 of this Prospectus. NYLIAC may also cancel this option if the Accumulation Value is less than $2,500, or such lower amount as We may determine. You may not elect the Traditional Dollar Cost Averaging option if you have selected the Automatic Asset Reallocation option.

     (b) The DCA Advantage Plan

     This option, which is available at no additional cost, permits you to set up automatic dollar cost averaging using the 6-month DCA Advantage Plan Account when an initial premium payment or a subsequent premium payment is made. You can request the DCA Advantage Plan in addition to the Traditional Dollar Cost Averaging, Automatic Asset Reallocation, or Interest Sweep options. In order to obtain the DCA Advantage Account you must send a completed DCA Advantage Account request form to VPSC at one of the addresses listed in Question 15 of this Prospectus.

     You must allocate a MINIMUM OF $5,000 to the DCA Advantage Plan Account. If you send less than the $5,000 minimum to be allocated to the DCA Advantage Plan Account, the payment will be automatically applied to the Investment Divisions that you have specified to receive transfers from the DCA Advantage Plan Account. You must specify the Investment Divisions into which transfers from the DCA Advantage Plan Account are to be made. You may not make transfers from the DCA Advantage Plan Account into the Fixed Account (if available). However, you may not select the DCA Advantage Plan Account if its duration would extend beyond the Annuity Commencement Date. Amounts in the DCA Advantage Plan Account will be transferred to the Investment Divisions in 6 monthly transfers. Dollar cost averaging will begin one month from the date NYLIAC receives the premium payment and transfers will be made on the same day (on the next Business Day if the day is not a Business Day) each subsequent month for the duration of the DCA Advantage Plan Account. If a transfer is scheduled to occur on a day that does not exist in a month, it will be processed on the last day of that month or on the next Business Day if the last day of that month is not a Business Day. The amount of each transfer will be calculated at the time of the transfer based on the number of remaining monthly transfers and the remaining value in the DCA Advantage Plan Account. For example, the amount of the first monthly transfer out of the DCA Advantage Plan Account will equal 1/6 of the value of the DCA Advantage Plan Account on the date of the transfer. The amount of each of the five remaining transfers will equal 1/5, 1/4, 1/3, 1/2 and the balance, respectively, of the value of the DCA Advantage Plan Account on the date of each transfer.


     You may not have more than one DCA Advantage Plan Account open at the same time. Accordingly, any subsequent premium payment We receive for a DCA Advantage Plan Account that is already open will be allocated to that same DCA Advantage Plan Account. The entire value of the DCA Advantage Plan Account will be completely transferred to the Investment Divisions within the duration specified. For example, if you allocate an initial premium payment to the DCA Advantage Plan Account under which the 6-month term will end on December 31, 2011 and you make a subsequent premium payment to the 6-month DCA Advantage Plan Account before December 31, 2011, We will allocate the subsequent premium payment to the same 6-month DCA Advantage Plan Account already opened and transfer the entire value of the 6-month DCA Advantage Plan Account to the Investment Divisions by December 31, 2011 even though a portion of the money was not in that DCA Advantage Plan Account for the entire 6-month period. If an additional premium payment is allocated to the DCA Advantage Plan Account after the duration has expired, the Plan will be re-activated and will earn the interest rate in effect on the Business Day the new premium payment is received at VPSC.


     You can make partial withdrawals and transfers (in addition to the automatic transfers described above) from the DCA Advantage Plan Account. We will make partial withdrawals and transfers first from the DCA Accumulation Value attributed to the initial premium payment and then from the DCA Accumulation Value attributed to subsequent allocations in the order received.

     YOU CANNOT MAKE TRANSFERS INTO THE DCA ADVANTAGE PLAN ACCOUNT FROM ANY ALLOCATION ALTERNATIVE.

     AUTOMATIC ASSET REALLOCATION

     This option, which is available at no additional cost, allows you to maintain the percentage allocated to each Investment Division at a pre-set level. For example, you might specify that 50% of the Variable Accumulation Value of your policy be allocated to the MainStay VP Convertible Investment Division and 50% of the Variable Accumulation Value be allocated to the MainStay VP International Equity Investment Division. Over time, the fluctuations in each of these Investment Division's investment results will shift the percentages. If you elect this Automatic Asset Reallocation option, NYLIAC will automatically transfer your Variable Accumulation Value back to the percentages you specify. You may choose to have reallocations made quarterly, semi-annually or annually. You must also specify the day of the month that reallocations are to occur (with the exception of the 29th, 30th or 31st of a month). To process an Automatic Asset Reallocation transfer, you must send a completed Automatic Asset Reallocation request form to VPSC at one of the addresses listed in Question 15 of this Prospectus. VPSC must receive the completed Automatic Asset Reallocation request form at least five Business days before the date transfers are scheduled to begin. If your completed Automatic Asset Reallocation request form for this option is received less than five Business Days prior to the date you request it to begin, the reallocation will begin on the day of the month you specify in the month following the receipt of your request. Facsimile requests will not be accepted or processed. In addition, we will not accept e-mailed requests or e-mails of imaged, signed requests. You may modify an existing Automatic Asset Reallocation Option by contacting Us by phone at the number provided in Question 16 of this Prospectus. The minimum Accumulation Value required to elect this option is $2,500. We will suspend this feature automatically if the Separate Account Value is less than $2,000 on a reallocation date. Once the Separate Account Value equals or exceeds this amount, Automatic Asset Reallocation will resume automatically as scheduled. There is no minimum amount that you must allocate among the Investment Divisions under this option. Your Automatic Asset Reallocation will be cancelled if a premium allocation change or transfer is submitted on your behalf that is inconsistent with your current Automatic Asset Reallocation arrangements. You may prevent this cancellation if a conforming Automatic Asset Reallocation change is processed within one Business Day of the inconsistent premium allocation change or transfer.

     You can cancel the Automatic Asset Reallocation option at any time. To cancel the Automatic Asset Reallocation Option, you may send a written cancellation request in a form acceptable to Us to VPSC at one of the addresses listed in Question 15 of this Prospectus or contact Us by phone at the number provided in Question 16 of this Prospectus. You may not elect the Automatic Asset Reallocation option if you have selected the traditional Dollar Cost Averaging option. However, you have the option of alternating between these two features.

     INTEREST SWEEP

     This option, which is available at no additional cost, allows the interest earned on monies allocated to the Fixed Account to be transferred from the Fixed Account to one or any combination of Investment Divisions. You must specify the Investment Divisions, the frequency of the transfers (either monthly, quarterly, semi-annually or annually), and the day of each calendar month to make the transfers (except the 29th, 30th and 31st of a month). NYLIAC will make all Interest Sweep transfers on the day of each calendar month you have specified or on the next Business Day (if the day you have specified is not a Business Day). There is no charge imposed for the Interest Sweep option.

     The Interest Sweep option may be utilized in addition to either traditional Dollar Cost Averaging, Automatic Asset Reallocation or the DCA Advantage Plan. If an Interest Sweep transfer is scheduled for the same day as a transfer related to the traditional Dollar Cost Averaging option, the Automatic Asset Reallocation option or the DCA Advantage Plan, We will process the Interest Sweep transfer first.

     You can cancel the Interest Sweep option at any time. To cancel the Interest Sweep Option, you must send a written cancellation request in a form acceptable to Us to VPSC at one of the addresses listed in Question 15 of this Prospectus. We may also cancel this option if the Fixed Accumulation Value is less than $2,500, or such a lower amount as We may determine. Please note that you must utilize the Interest Sweep option if 100% of your premium payments are allocated to the Fixed Account. Also note that Interest Sweep is not available for policies issued in the State of New York.

     To establish a new Interest Sweep transfer after the option has been cancelled, you must send a completed Interest Sweep request form to VPSC at one of the addresses listed in Question 15 of this Prospectus. VPSC must receive a completed Interest Sweep request form at least five Business Days prior to the date transfers are scheduled to begin. If VPSC does not receive a completed Interest Sweep request form at least five Business Days prior to the date you request it to begin, transfers will begin on the day of the month you specify in the month following the receipt of your request. Faxed requests will not be accepted or processed. In addition, we will not accept e-mailed requests or e-mails of imaged, signed requests. The minimum Fixed Accumulation Value required to elect this option is $2,500, but this amount may be reduced at Our discretion.

     ACCUMULATION PERIOD

     (a) Crediting of Premium Payments

     You can allocate a portion of each premium payment to one or more Investment Divisions, the DCA Advantage Plan Account and/or the Fixed Account (if available). The minimum amount that you may allocate to any one Investment Division or the Fixed Account is $25. You may also allocate all or a portion of each premium payment to the DCA Advantage Plan Account. The minimum amount that you may allocate to the DCA Advantage Plan Account is $5,000. (See "THE DCA ADVANTAGE PLAN.") We will allocate additional premium payments to the Allocation Alternatives and/or the DCA Advantage Plan Account at the close of the Business Day on which they are received by NYLIAC. We will apply any Breakpoint Credits to the same Allocation Alternatives and/or the DCA Advantage Plan Account based on the same percentages used to allocate your premium payments.

     We will credit that portion of each premium payment (and any Breakpoint Credits thereon) you allocate to an Investment Division in the form of Accumulation Units. We determine the number of Accumulation Units We credit to a policy by dividing the amount allocated to each Investment Division by the Accumulation Unit value for that Investment Division as of the close of Business Day We are making this calculation. The value of an Accumulation Unit will vary depending on the investment experience of the Portfolio in which the Investment Division invests. The number of Accumulation Units We credit to a policy will not, however, change as a result of any fluctuations in the value of an Accumulation Unit. (See "THE FIXED ACCOUNT" for a description of interest crediting.)

     (b) Valuation of Accumulation Units

     The value of Accumulation Units in each Investment Division will change daily to reflect the investment experience of the corresponding Portfolio as well as the daily deduction of the Separate Account charges. The Statement of Additional Information contains a detailed description of how We value the Accumulation Units.

     RIDERS

     At no additional charge, We include four riders under the policy: A Living Needs Benefit/Unemployment Rider (available in jurisdictions where approved on and after May 1, 2010), an Unemployment Benefit Rider for Non-Qualified, IRA, SEP IRA, Roth IRA, Inherited IRA and SIMPLE IRA policies, a Living Needs Benefit Rider and a Breakpoint Credit Rider for all types of policies. The combination Living Needs Benefit/Unemployment Rider will replace both the Living Needs Benefit Rider and Unemployment Benefit Rider in jurisdictions where approved on and after May 1, 2010. As described below, the Living Needs Benefit and Unemployment Benefit riders provide for an increase in the amount that can be withdrawn from your policy which will not be subject to a surrender charge upon the happening of certain qualifying events. We also include the Upromise Account Rider at no additional cost for Non-Qualified Policies only.


     We also offer the Investment Protection Plan Rider, Annual Death Benefit Reset Rider and Enhanced Beneficiary Benefit (EBB) Rider described below, which are available at an additional cost. We also include the Enhanced Spousal Continuance Rider (if the EBB Rider is selected) at no additional cost. The riders are only available in those states where they have been approved. Please consult with your registered representative regarding the availability of these riders in your jurisdiction. Please note that benefits under the riders are payable from NYLIAC's general account and are subject to the claims paying ability of NYLIAC.


     (a) Living Needs Benefit/Unemployment Rider


     In jurisdictions where approved, this rider will replace both the Living Needs Benefit Rider and the Unemployment Benefit Rider for policies purchased on and after May 1, 2010. Please contact your registered representative to determine the availability of this rider. Rider benefits and requirements to qualify for the rider benefits may not be the same in all jurisdictions. In Connecticut, the rider is named the "Living Needs Benefit Rider" and the Unemployment and disability portions of the rider are not available. In New York, the rider is named "Waiver Of Surrender Charges For Living Needs Qualifying Events" and the Unemployment portion of the rider is not available. In New Jersey, the rider is named the "Living Needs Benefit Rider" and the Unemployment portion of the rider is not available.


     You may be eligible to receive all or a portion of the Accumulation Value of your policy without paying a surrender charge if you provide satisfactory proof that a Qualifying Event (as defined below) has occurred. In order to receive the benefit associated with this rider, your policy must have been in force for at least one year and have a minimum Accumulation Value of $5,000 and the Qualifying Event must occur on or after the Policy Date. For the Disability portion of the rider, any withdrawal after your 66(th) birthday will not be eligible for the rider benefit and surrender charges may apply. In addition, none of the benefits of this rider are available for policies where any Owner(s) has attained their 86(th) birthday on the Policy Date.

     The types of Qualifying Events are defined as follows:

          Health Care Facility: The Owner is enrolled and living in a Health Care Facility for 60 consecutive days.

          Terminal Illness: A determination by a licensed physician that the Owner has a life expectancy of 12 months or less.

          Disability: A determination by a licensed physician that the Owner has a disability that prevents them from performing any work for pay or profit for at least 12 consecutive months.

          Unemployment: A determination letter from the applicable state's Department of Labor that the Owner qualifies for and has been receiving state unemployment benefits for 60 consecutive days.

     A Health Care Facility is defined as a state licensed/certified nursing home/assisted living facility. In addition, we may also require proof of continued disability as of the date of the withdrawal.

     You will be able to receive benefits under this rider the later of the date you meet the above requirements or the date we receive your documentation in a form acceptable to Us at VPSC at one of the addresses listed in Question 15 of this Prospectus. There is no additional charge for this rider.

     (b) Living Needs Benefit Rider

     The Living Needs Benefit Rider will be available in jurisdictions where the Living Needs Benefit/Unemployment Rider is not available. If the Annuitant enters a nursing home, becomes terminally ill or disabled, you, the policyowner may be eligible to receive all or a portion of the Accumulation Value without paying a surrender charge. The policy must have been in force for at least one year and have a minimum Accumulation Value of $5,000. We must be provided with proof that the Annuitant has spent 60 or more consecutive days in a nursing home, is terminally ill or disabled. Withdrawals will be taxable to the extent of gain and, prior to age 59 1/2, may be subject to a 10% IRS penalty. This rider is in effect in all jurisdictions where approved. To qualify for the disability benefit of this rider, the Annuitant must be classified as disabled by the Social Security Administration. You, the policyowner, are no longer eligible for the disability benefit once the Annuitant begins collecting Social Security retirement benefits. The rider will be effective the later of the date you meet the above requirements or the date We receive your documentation in a form acceptable to Us at VPSC. There is no additional charge for this rider.

     (c) Unemployment Benefit Rider

     The Unemployment Benefit Rider will be available in jurisdictions where the Living Needs Benefit/Unemployment Rider is not available. For all Non-Qualified, IRA, SEP IRA, Roth IRA, Inherited IRA and SIMPLE IRA policies, if you become unemployed, you may be eligible to increase the amount that can be withdrawn from your policy to 50% of the policy's Accumulation Value without paying surrender charges. This rider can only be used once. The policy must have been in force for at least one year and have a minimum Accumulation Value of $5,000. You also must have been unemployed for at least 60 consecutive days. Withdrawals may be taxable transactions and, prior to age 59 1/2, may be subject to a 10% IRS penalty. This rider is in effect in all states where approved. To apply for this benefit, you must submit a determination letter from the applicable state's Department of Labor indicating that you qualify for and are receiving unemployment benefits. The rider will be effective the later of the date you meet the above requirements or the date We receive your notification at VPSC. There is no additional charge for this rider.

     (d) Investment Protection Plan Rider (optional)

     THE INVESTMENT PROTECTION PLAN RIDER IS AVAILABLE ONLY IN JURISDICTIONS WHERE APPROVED. If you select this rider, you will be able to surrender the policy and receive the greater of the policy Accumulation Value or the amount that is guaranteed under the rider. To select this rider while the policy is in force, you must send a written request in a form acceptable to Us to VPSC at one of the addresses listed in Question 15 of this Prospectus. While this rider is in effect, We will deduct a charge from your Accumulation Value on each policy quarter. (See "OTHER CHARGES--INVESTMENT PROTECTION PLAN RIDER CHARGE.") When you make a partial withdrawal, We will reduce the amount that is guaranteed under the rider by the amount of the proportional withdrawal ("IPP Proportional Withdrawal"). An IPP Proportional Withdrawal is equal to the amount withdrawn from the policy (including any amount withdrawn for the surrender charge) divided by the Accumulation Value immediately preceding the withdrawal, multiplied by the amount that is guaranteed immediately preceding the withdrawal.

     The amount that is guaranteed under the rider will depend on when you select or reset it:

          (i) At the time of application: The amount that is guaranteed will equal the initial premium payment plus any additional premium payments We receive in the first Policy Year, less all IPP Proportional Withdrawals. Premium payments made after the first Policy Year will not be included in the amount that is guaranteed. The rider will take effect on the Policy Date.

          (ii) While the policy is in force: The amount that is guaranteed will equal the Accumulation Value on the date the rider takes effect, less all IPP Proportional Withdrawals. The Rider will take effect on the next Policy Anniversary following the date VPSC receives your application for the rider at one of the addresses listed in Question 15 of this Prospectus.

          (iii) Resetting the guaranteed amount: You may request to reset the amount that is guaranteed at any time while the rider is in effect subject to the following limitations: (1) the latest available reset date for Non-qualified Policies is ten (10) years prior to the original Annuity Commencement Date and (2) for Qualified Policies, you must be age 65 or younger. To reset the guaranteed amount, you must send a written request in a form acceptable to Us to VPSC at one of the addresses listed in Question 15 of this Prospectus. The reset will take effect on the Policy Anniversary immediately following the date We receive your request to reset. The amount that is guaranteed will equal the Accumulation Value on the next Policy Anniversary, less all IPP Proportional Withdrawals. We will also reset a new charge for the rider and the Rider Risk Charge Adjustment on that Policy Anniversary. (See "OTHER CHARGES--INVESTMENT PROTECTION PLAN RIDER CHARGE" and "OTHER CHARGES--RIDER RISK CHARGE ADJUSTMENT.")

     In Oregon, where this rider is called the Accumulation Value Protection Plan, the amount guaranteed is computed in the same manner described above.


     If you select this rider on or after February 15, 2010, you will only be allowed to allocate your premium payments to certain Allocation Alternatives and the DCA Advantage Plan Account. You may not allocate more than 25% of your initial premium payment to the Fixed Account. In addition, you may not have more than 25% of your policy's Accumulation Value allocated to the Fixed Account on the rider's effective date for in-force policies. THE FIXED ACCOUNT IS NOT AVAILABLE FOR POLICIES ISSUED IN THE STATE OF NEW YORK, IN ADDITION, THE FIXED ACCOUNT IS NOT AVAILABLE IN THE STATE OF WASHINGTON IF THE IPP RIDER IS SELECTED. The version of the IPP Rider that is available on or after February 15, 2010 will be the same as the version of the rider available prior to February 15, 2010 in all other respects. The allowable Allocation Alternatives under the IPP Rider available on or after February 15, 2010 are as follows:


     Fixed Account(*)
     MainStay VP Balanced--Service Class
     MainStay VP Bond--Service Class
     MainStay VP Cash Management
     MainStay VP Conservative Allocation--Service Class

     MainStay VP Flexible Bond Opportunities--Service Class

     MainStay VP Floating Rate--Service Class
     MainStay VP Government--Service Class
     MainStay VP High Yield Corporate Bond--Service Class
     MainStay VP Moderate Allocation--Service Class
     MainStay VP Moderate Growth Allocation--Service Class

     BlackRock Global Allocation V.I. Fund--Class III Shares

     Calvert VP SRI Balanced Portfolio
     Janus Aspen Balanced Portfolio--Service Shares

     PIMCO Real Return Portfolio--Advisor Class


     You will be eligible to receive the benefit under this rider beginning on the tenth Policy Anniversary after the later of (1) the effective date of the rider or (2) the effective date of any reset. You may also exercise this benefit on any Policy Anniversary subsequent to the tenth. To exercise this benefit, you must send Us a written request to surrender the policy in a form acceptable to Us to VPSC at one of the addresses listed in Question 15 of this Prospectus no later than ten Business Days after the applicable Policy Anniversary. Amounts paid to you under the terms of this rider may be taxable and you may be subject to a 10% tax penalty if paid before you reach age 59 1/2.

     You may cancel this rider within 30 days after delivery of the rider or, if you selected this feature at the time of application, within 30 days after delivery of the policy. To cancel the rider, you must return it to VPSC at one of the addresses listed in Question 15 of this Prospectus or to the registered representative through whom you purchased it with a written request for cancellation. Upon receipt of this request, We will promptly cancel the Rider and refund any Investment Protection Plan Rider charge which may have been deducted. After this 30-day period, you still have the right to discontinue the rider. However, We will deduct a Rider Risk Charge Adjustment from your Accumulation Value and We will not refund any Investment Protection Plan Rider charge that may have been deducted. (See "OTHER CHARGES--RIDER RISK CHARGE ADJUSTMENT.") The cancellation of the rider will be effective as of the date either VPSC or the registered representative receives your cancellation request.


----------
(*) You may not allocate more than 25% of your initial premium payment to the Fixed Account. Also, for in-force policies, no more than 25% of your policy's Accumulation Value may be allocated to the Fixed Account on the Rider's effective date.

     This rider is available on all Non-Qualified and Roth IRA policies so long as the first date that you can exercise and receive benefits under the rider is before the Annuity Commencement Date. The rider is also available on IRA, SEP IRA and SIMPLE IRA policies if the policyowner is age 65 or younger on the date the rider takes effect. The rider is not available on TSA and Inherited IRA policies. For policies issued prior to February 15, 2010, this rider is not available if more than 50% of the policy's Accumulation Value is in the Fixed Account (if available) when the rider is selected.

     Because this rider generally provides protection against decreases in the policy's Accumulation Value due to negative investment performance, this rider may not be a benefit to you if all or most of your Accumulation Value is allocated to the Fixed Account. You should select this rider only if you have or intend to have most or all of your Accumulation Value allocated to the Investment Divisions.

     This rider will provide no benefit if you surrender the policy before the Policy Anniversary on which you are eligible to exercise the rider. Therefore, you should select this rider only if you intend to keep the policy for at least ten years. In addition, this rider has no impact on any amount paid upon your death or the death of the Annuitant.

     Partial withdrawals will reduce the guaranteed amount and the amount of charges assessed for the rider. However, please note that charges assessed for this rider prior to the date of any partial withdrawal (including required minimum distributions from IRAs) will not be retroactively adjusted.

     We have set forth below an example of how the benefit of this rider may be realized and how partial withdrawals (including required minimum distributions from IRAs) will impact the guaranteed amount. In this example, We have assumed the following:

          (1) the rider is selected at the time of application;

          (2) an initial premium payment of $100,000 is made;

          (3) no additional premium payments are made;

          (4) a withdrawal of $20,000 is made in the eighth Policy Year;

          (5) the Accumulation Value immediately preceding the withdrawal has decreased to $80,000; and

          (6) the Accumulation Value on the tenth Policy Anniversary has decreased to $50,000.

     The guaranteed amount at time of application was $100,000. When the partial withdrawal was made in the eighth Policy Year, We reduced the guaranteed amount by the amount of the IPP Proportional Withdrawal. We calculated the amount of the IPP Proportional Withdrawal by taking the requested withdrawal amount, dividing it by the Accumulation Value immediately preceding the withdrawal, and then multiplying that number by the guaranteed amount immediately preceding the withdrawal.

      IPP Proportional Withdrawal = ($20,000/$80,000) x $100,000 = $25,000

     To determine the new guaranteed amount after the withdrawal, We subtracted the amount of the IPP Proportional Withdrawal from the initial guaranteed amount: ($100,000 - $25,000) = $75,000. If this policy is surrendered in the tenth Policy Year, the policyowner receives $75,000 even though the Accumulation Value has decreased to $50,000.

     (e) Enhanced Beneficiary Benefit Rider (optional)


     THE ENHANCED BENEFICIARY BENEFIT (EBB) RIDER IS AVAILABLE ONLY AT THE TIME OF APPLICATION, IN JURISDICTIONS WHERE APPROVED. The EBB Rider is available on Non-Qualified Policies and, where permitted by the IRS, also on Qualified Policies. The EBB Rider can increase the death benefit if you die before the Annuity Commencement Date. If you select this Rider, the EBB, in addition to the amount payable under the terms of your policy, may be payable to your Beneficiary(ies) if you die prior to the Annuity Commencement Date. Therefore, under this Rider, the total death benefit payable will be the greatest of any of the amounts payable as described in the Death Before Annuity Commencement section of the Prospectus plus the EBB, if any.


     While this rider is in effect, We will deduct a charge from your Accumulation Value each policy quarter. (See "CHARGES AND DEDUCTIONS--Other Charges--Enhanced Beneficiary Benefit Rider Charge.")

     The payment under the EBB Rider is calculated as a percentage of any Gain in the policy as of the date We receive all necessary requirements to pay death benefit proceeds at VPSC. The applicable percentage varies based upon your issue age. As of the date of this Prospectus, the applicable percentages are as follows: 50% where the oldest owner is 70 or younger, and 25% where the oldest owner is 71 to 75 inclusive. We may change the applicable percentages under the EBB Rider from time to time, within the following ranges:

                                                               RANGE OF
        AGE OF OLDEST OWNER AT ISSUE                    APPLICABLE PERCENTAGES
        ----------------------------                    ----------------------
70 OR YOUNGER                                NOT LESS THAN 40% NOR GREATER THAN 60%
71 TO 75 INCLUSIVE                           NOT LESS THAN 20% NOR GREATER THAN 40%


     WHEN YOU SELECT THE EBB RIDER, THE APPLICABLE PERCENTAGE WILL APPEAR ON YOUR POLICY DATA PAGE. THE APPLICABLE PERCENTAGE FOR THE POLICY WILL NOT CHANGE ONCE THE POLICY IS ISSUED. PLEASE CHECK WITH YOUR REGISTERED REPRESENTATIVE FOR FURTHER DETAILS.

     The Gain equals the policy's Accumulation Value minus the Adjusted Premium Payments. Adjusted Premium Payments are the total of all premium payments less proportional withdrawals ("EBB Proportional Withdrawals"). EBB Proportional Withdrawals are the amount(s) withdrawn from the policy (Including any surrender charges) divided by the policy's Accumulation Value immediately preceding the withdrawal, multiplied by the total of all Adjusted Premium Payments immediately preceding the withdrawal.

     If more than one Beneficiary is named, each Beneficiary will be paid a pro rata portion of the EBB. The EBB will be calculated for a Beneficiary on each date that We receive all necessary requirements to pay such Beneficiary at VPSC. Due to market fluctuations, the EBB may increase or decrease and Beneficiaries may therefore be paid different amounts.

     The maximum amount payable under the EBB Rider, regardless of the Gain, is equal to a percentage of Adjusted Premium Payments. As of the date of this Prospectus, the applicable percentages are as follows: 100% where the oldest owner is 70 or younger, and 75% where the oldest owner is 71 to 75 inclusive. We may change the applicable percentages under the EBB Rider from time to time, but the maximum amount payable will not exceed 200% of Adjusted Premium Payments. If you select this rider, the applicable percentage will appear on your Policy Data Page. Please check with your registered representative for further details.

     There will be no payment under the EBB Rider if on the date We calculate the EBB: 1) there is no Gain, 2) the policy's Accumulation Value is less than your premium payments made and not previously withdrawn, or 3) the rider has ended or terminated. The EBB Rider will end on the earliest of the following: 1) on the Annuity Commencement Date, 2) if you surrender the policy, 3) if your spouse, as the sole primary Beneficiary, elects to continue the policy upon your death (see THE POLICIES--Riders--Enhanced Spousal Continuance Rider) 4) if We elect to terminate the policy pursuant to the policy's termination provisions, or 5) if you transfer ownership of the policy. As discussed below in "THE POLICIES--Riders--Enhanced Spousal Continuance Rider", if upon your death prior to the Annuity Commencement Date your spouse elects to continue the policy as the new owner (and Annuitant, if you are the Annuitant), the Accumulation Value will be adjusted (as of the date We receive due proof of death and all other requirements at VPSC) to equal the greatest of any of the amounts payable as described in the Death Before Annuity Commencement section of the Prospectus, plus, if applicable, any EBB provided by the EBB Rider. THIS RIDER CANNOT BE CANCELLED WITHOUT SURRENDERING YOUR POLICY. You will forfeit any benefits under the EBB Rider if you elect to receive Income Payments, or surrender or transfer your policy. If you expect to do any of these, the EBB Rider may not be appropriate for you.

       Below is an example of how the benefit of this Rider may be realized and how withdrawals impact the benefit under this Rider. In this example, We assume the following:

       1. The rider is elected at the time of application;

       2. You purchase this policy with a $200,000 initial premium payment (no additional premium payments are made);

       3. A withdrawal of $20,000 is made in the fourth Policy Year;

       4. Immediately preceding the withdrawal, the Accumulation Value has increased to $250,000, and the total Adjusted Premium Payments equaled $200,000 (since there have been no previous withdrawals);

       5. If You die in the fifth Policy Year and the Accumulation Value of the policy has increased once again to $250,000 as of the date We receive the necessary requirements to pay the death benefit; and

       6. The Enhanced Beneficiary Benefit Rider percentage equals 50%.

       First, the EBB Proportional Withdrawal amount is calculated (withdrawal amount divided by the Accumulation Value immediately preceding the withdrawal, multiplied by the Adjusted Premium Payments immediately preceding the withdrawal):

        EBB Proportional Withdrawal = ($20,000/$250,000) x $200,000 = $16,000

       Second, the amount of current Adjusted Premium Payments (after the withdrawal) is calculated (total of all premium payments minus EBB Proportional Withdrawals):

              Adjusted Premium Payments = $200,000 - $16,000 = $184,000

       Third, the Gain is calculated (Accumulation Value - Adjusted Premium Payments):

                         Gain = $250,000 - $184,000 = $66,000

       Finally, the Enhanced Beneficiary Benefit amount is calculated (Gain multiplied by the applicable EBB rider percentage):

                Enhanced Beneficiary Benefit = $66,000 x 50% = $33,000

       In this example, the Enhanced Beneficiary Benefit is equal to $33,000. This amount would be payable in addition to the guaranteed death benefit amount under the policy.


     (f) Enhanced Spousal Continuance Rider (optional)

     If you elect the EBB Rider at the time of application (see above), your policy will, subject to state availability, also include the ESC Rider at no charge. The ESC Rider will not be included on policies sold in connection with TSAs.

     Under the ESC Rider, if your spouse is the sole primary Beneficiary, upon your death prior to the Annuity Commencement Date, your spouse may elect to continue the policy as the new owner. If the election is made, the Accumulation Value will be adjusted (as of the date We receive due proof of death and all other requirements at VPSC) to equal the greatest of any of the amounts payable as described in the Death Before Annuity Commencement section of the Prospectus, plus, if applicable, any EBB provided by the EBB Rider. Unless We notify you otherwise, any additional Accumulation Value calculated under the ESC Rider will be allocated to the policy according to the premium allocation instructions on record (excluding the DCA Advantage Plan Account).

     The ESC Rider ends upon the earliest of the following: 1) if you surrender the policy, 2) if Income Payments begin, 3) once the ESC Rider has been exercised, or 4) if you transfer ownership of the policy to someone other than your spouse. THIS RIDER CANNOT BE CANCELLED WITHOUT SURRENDERING YOUR POLICY.

     Upon exercising the ESC Rider and continuing the policy, the EBB Rider and the quarterly charges for the EBB Rider will cease. All other policy provisions will continue as if your spouse had purchased the policy on the original Policy Date.

     (g) Upromise Account Rider (optional)

     THE UPROMISE ACCOUNT RIDER IS AVAILABLE ONLY AT THE TIME OF APPLICATION, IN JURISDICTIONS WHERE APPROVED. The Upromise Rider is available only on Non-Qualified Policies funded directly by you (non-Section 1035 exchanged policies). For you to qualify for the benefit of this rider, We require that you either have a valid Upromise Account at the time of application, or that you open one within 90 days of the policy delivery date, and that you register the policy with Upromise within 90 days of the policy delivery date. Once We confirm that you have met all requirements, We will deposit the amount of $40 into your Upromise Account no sooner than 30 days but no later than 60 days from the date you register the policy with Upromise. The cost basis of your variable annuity for tax purposes will be lowered by the amount of Our contribution to your Upromise Account. For additional information on the Upromise Program, you may visit the Upromise web site at www.upromise.com.

     The Upromise Account Rider will automatically terminate 90 days after the policy delivery date if at the time of application you do not have a valid Upromise Account, or you do not open one within 90 days of the policy delivery date. The rider will also automatically terminate if you fail to register the policy with Upromise within 90 days of the policy delivery date, or if Upromise (or a successor organization), ceases operation before the one-time amount of $40 is deposited into your Upromise Account.

     (h) Annual Death Benefit Reset (ADBR) Rider (optional)


     YOU MAY ENHANCE YOUR POLICY'S STANDARD DEATH BENEFIT BY PURCHASING THE OPTIONAL ADBR RIDER. THE ADBR RIDER IS AVAILABLE ONLY AT THE TIME OF APPLICATION, IN JURISDICTIONS WHERE APPROVED. If you select this rider and you die prior to the Annuity Commencement Date, We will pay an amount as proceeds to the designated Beneficiary, as of the date We receive proof of death and all requirements necessary to make the payment at VPSC. For policies owned by a grantor trust, all of whose grantors are individuals, benefits will be paid upon the death of any grantor. The amount will be the greatest of:


          (a) the Accumulation Value less any outstanding loan balance; or

          (b) the Adjusted Death Benefit Premium Payments; or

          (c) the "Reset Value" plus any additional premium payments made since the most recent "Reset Anniversary," less proportional withdrawals ("ADBR Proportional Withdrawals") made since the most recent Reset Anniversary.


     We recalculate the Reset Value, with respect to any policy, every year from the Policy Date ("Reset Anniversary") until you reach age 80 (or the Annuitant if the Owner is not a natural person). For policies owned by a grantor trust, the Reset Value will be recalculated until any grantor reaches age 80. On the First Policy Anniversary, We calculate the Reset Value by comparing (a) the Accumulation Value; and (b) the Adjusted Death Benefit Premium Payments. The reset value calculated on the second and subsequent Reset Anniversaries is based on a comparison between (a) the Accumulation Value on the current Reset Anniversary; and (b) the Reset Value on the prior Reset Anniversary, plus any premium payments and Breakpoint Credits applied since the prior Reset Anniversary, less any ADBR Proportional Withdrawals since the prior Reset Anniversary. The greater of the compared values will be the new Reset Value.



     If you select the ADBR Rider after May 1, 2011, in jurisdictions where approved, the rider benefit will no longer reset after the Owner's death or for grantor trust owned policies, the death of any grantor. The only exception is if the policy remains inforce under the spousal option provision of the Policy, if available. If the Owner is not a natural person, or a grantor trust, the rider benefit will no longer reset after the death of the Annuitant. In addition, in jurisdictions where approved, if an ownership change or assignment of the policy is made, other than as explicitly described in the rider, the rider will terminate and no Reset Value will be payable. If the rider is terminated, the death benefit payable will be the benefit provided in the Death Before Annuity Commencement section of this Prospectus.


     An ADBR Proportional Withdrawal is an amount equal to the amount withdrawn from the policy (including applicable surrender charges) divided by the policy's Accumulation Value immediately preceding the withdrawal, multiplied by the Reset Value immediately preceding the withdrawal.

     We have set forth below an example of how the ADBR Rider is calculated for an owner who is age 63. The current annual rider charge is 0.30% of the Reset Value as of the last Policy Anniversary, deducted quarterly. In this example, We have assumed the following:

          (1) you purchase this policy with a $200,000 initial premium payment (no additional premium payments are made)

          (2) the Accumulation Value as of the first Policy Anniversary is $250,000 (this is the Reset Value)

          (3) the current Accumulation Value is $240,000

          (4) you make a partial withdrawal of $15,000 in the Policy Year 2 (no surrender charges are applicable)

          (5) you die at the beginning of the second policy quarter of Policy Year 2 after the withdrawal

          (6) the Accumulation Value on the date We receive the necessary requirements to pay the death benefit is $225,000 ($240,000 - $15,000)

          (7) the charge for the ADBR Rider is assessed: 0.30% annually (0.075% per quarter)

          (8) the Death Benefit is the greatest of:

               a) the Accumulation Value
                  $225,000

               b) the Adjusted Death Benefit Premium Payments
                   = $187,500

               c) the "Reset Value," which is the greatest of:

                    1. the Accumulation Value
                       $225,000

                    2. the prior Reset Value as of the last Reset Anniversary, plus any premium payments and any Breakpoint Credits applied since the prior Reset Anniversary, less ADBR Proportional Withdrawals since the prior Reset Anniversary.
                           = $234,375

In this example, your Beneficiary would receive $234,375.00.

     The ADBR Rider ends upon the earlier of the following:

          1) the Annuity Commencement Date,

          2) the date you surrender the policy, or

          3) the date we terminate the policy.

     Notwithstanding the foregoing, the Rider will not end and all of the Rider's provisions and quarterly charges will continue to be deducted as if the new owner had purchased the policy on the original Policy Date if your spouse, as the sole primary Beneficiary, elects to continue the policy upon your death.

     YOU CANNOT CANCEL THIS RIDER WITHOUT SURRENDERING YOUR POLICY.

     (i) Investment Protection Plan Rider/Annual Death Benefit Reset Rider Package (optional)

     If you elect the Investment Protection Plan Rider/Annual Death Benefit Reset Rider combination package ("IPP + ADBR") (in jurisdictions where available), you will receive both the ADBR and IPP riders at a reduced cost. Please note that if the IPP rider is cancelled, the charge for the ADBR rider will revert to the charge that is assessed for that rider, if purchased separately. See "CHARGES AND DEDUCTIONS -- Investment Protection Plan Rider/Annual Death Benefit Reset Rider Package Charge" for more details.

     (j) Breakpoint Credit Rider

     Under the Breakpoint Credit Rider, we will apply a Breakpoint Credit to that portion of the total amount of all premium payments that exceed $1,000,000, subject to the Breakpoint Credit Rate schedule that is in effect at the time such premium payment is made. The Breakpoint Credit is calculated as a percentage of that portion of an Eligible Premium Payment made to the policy. An Eligible Premium Payment is that portion of the total amount of all premium payments made to the policy in excess of $1,000,000. There is no additional charge for this rider.

     The Breakpoint Credit applicable to a premium payment varies, depending on the total amount of the premium payment(s) received under the policy. The Breakpoint Credit is determined by multiplying each portion of an Eligible Premium Payment amount by the applicable Breakpoint Credit Rate, in accordance with the Breakpoint Credit Rate Schedule attached below. If more than one Breakpoint Credit Rate applies for an Eligible Premium Payment, the Breakpoint Credit is equal to the sum of the Breakpoint Credit amounts determined for each applicable Breakpoint Credit Rate.

     As of the date of this Prospectus, the Breakpoint Credit Rates and Eligible Premium Payment(s) to which they apply are as follows:

                         BREAKPOINT CREDIT RATE SCHEDULE

                                           BREAKPOINT
                                          CREDIT RATE
                                          -----------
      ELIGIBLE PREMIUM PAYMENT(S)
--------------------------------------
That exceed(s)     Up to and including
--------------    --------------------
  $ 1,000,000*         $ 2,500,000              1.00%
  $ 2,500,000          $ 5,000,000              1.50%
  $ 5,000,000          $10,000,000              2.00%
  $10,000,000            unlimited              2.50%


--------

* Premium Payments in excess of $1,000,000 are subject to prior approval by NYLIAC.

     The Breakpoint Credit is applied to the Policy's Accumulation Value concurrent with an Eligible Premium Payment. Breakpoint Credits and interest credited thereon are allocated to the same Allocation Alternatives and/or the DCA Advantage Account based on the same percentages used to allocate your premium payments. Breakpoint Credits that are allocated to the Fixed Account (if applicable) and/or the DCA Advantage Account and interest earned thereon are held in NYLIAC's General Account and invested by NYLIAC in accordance with applicable law.

     Breakpoint Credits are allocated to the same Allocation Alternatives based on the same percentages used to allocate your premium payments. We do not consider Breakpoint Credits to be premium payments for purposes of any discussion in this Prospectus. Breakpoint Credits are also not considered to be your investment in the policy for tax purposes.

     The Breakpoint Credit is funded by the reduction in sales and administrative costs that accrue from the sale of very large policies. As such, no additional fees or charges are passed along to policyowners in association with this credit.

     POLICYOWNER INQUIRIES

     Your inquiries and written requests for service must be addressed to NYLIAC as indicated in the response to Questions 15, 16 and 17 of this Prospectus. Facsimile requests for service will not be accepted or processed. In addition, we will not accept e-mailed requests or e-mails of imaged, signed requests. All phone calls for service requests are recorded. We will confirm all transactions in writing. If you feel that a transaction has been processed incorrectly, it is your responsibility to contact Us in writing and provide Us with all relevant details. To correct an error, We must receive your request for correction within 15 days of the date of the confirmation with the transaction in question. You must provide Us with the nature of the error, the date of the error, the corresponding telephone reference number (if applicable) and any other relevant details.

     RECORDS AND REPORTS

     NYLIAC will mail to you at your last known address of record, at least semi-annually after the first Policy Year, reports containing information required under the federal securities laws or by any other applicable law or regulation. Generally, NYLIAC will immediately mail to you confirmation of any transactions involving the Separate Account. When We receive premium payments on your behalf involving the Separate Account initiated through pre-authorized monthly deductions from banks ("Check-o-Matic"), payments forwarded by your employer ("list billing"), or through other payments made by pre-authorized deductions to which We agree, a summary of these policy transactions will only appear on your quarterly statement and you will not receive a confirmation statement after each such transaction. IT IS IMPORTANT THAT YOUR CONFIRMATION AND QUARTERLY STATEMENTS BE REVIEWED IMMEDIATELY TO ENSURE THAT THERE ARE NO ERRORS. IN ORDER TO CORRECT AN ERROR, YOU MUST CALL IT TO OUR ATTENTION WITHIN 15 DAYS OF THE DATE OF THE STATEMENT. IT IS IMPORTANT THAT YOU INFORM NYLIAC OF AN ADDRESS CHANGE SO THAT YOU CAN RECEIVE THESE POLICY STATEMENTS (SEE QUESTION 16 OF THIS PROSPECTUS). IN THE EVENT YOUR STATEMENT IS RETURNED FROM THE US POSTAL SERVICE AS UNDELIVERABLE, WE RESERVE THE RIGHT TO SUSPEND MAILING FUTURE CORRESPONDENCE AND ALSO SUSPEND CURRENT TRANSACTION PROCESSING UNTIL AN ACCURATE ADDRESS IS OBTAINED. IN ADDITION, NO NEW SERVICE REQUESTS CAN BE PROCESSED UNTIL A VALID CURRENT ADDRESS IS PROVIDED.



                             CHARGES AND DEDUCTIONS

     SURRENDER CHARGES

     Since no deduction for a sales charge is made from premium payments, We impose a surrender charge on certain partial withdrawals and surrenders of the policies. The surrender charge covers certain expenses relating to the sale of the policies, including commissions to registered representatives and other promotional expenses. We measure the surrender charge as a percentage of the amount withdrawn or surrendered. The surrender charge may apply to amounts applied under certain Income Payment options.

     If you surrender your policy, We deduct the surrender charge from the amount paid to you. In the case of a partial withdrawal, you can direct NYLIAC to take surrender charges either from the remaining value of the Allocation Alternatives and/or the DCA Advantage Plan Account from which the partial withdrawals are made, or from the amount paid to you. If the remaining value in an Allocation Alternative and/or the DCA Advantage Plan Account is less than the necessary surrender charge, We will deduct the remainder of the charge from the amount withdrawn from that Allocation Alternative and/or the DCA Advantage Plan Account.

     The maximum surrender charge will be 8% of the amount withdrawn. The percentage of the surrender charge varies, depending upon the length of time a premium payment is in your policy before it is withdrawn. For purposes of calculating the applicable surrender charge, We deem premium payments to be withdrawn on a first-in, first-out basis. Unless required otherwise by state law, the surrender charge for amounts withdrawn or surrendered during the first Payment Year following the premium payment to which such withdrawal or surrender is attributable is 8% of the amount withdrawn or surrendered. This charge then declines by 1% per year for each additional Payment Year, until the seventh Payment Year, after which no charge is made, as shown in the following chart:

     AMOUNT OF SURRENDER CHARGE

PAYMENT YEAR                                                  SURRENDER CHARGE
------------                                                  ----------------
1...........................................................         8%
2...........................................................         7%
3...........................................................         6%
4...........................................................         5%
5...........................................................         4%
6...........................................................         3%
7...........................................................         2%
8+..........................................................         0%


In no event will the aggregate surrender charge applied under the policy exceed nine percent (9.0%) of the total Premium Payments.

     EXCEPTIONS TO SURRENDER CHARGES

     We will not assess a surrender charge:

          (a) for policies issued to policyowners age 75 and under, on amounts you withdraw in any Policy Year that are less than or equal to the greater of (i) 10% of the Accumulation Value as of the last Policy Anniversary (10% of the premium payment if the withdrawal is made in the first Policy Year) less any prior surrender charge free withdrawals during the Policy Year; (ii) 10% of the Accumulation Value at the time of withdrawal, less any prior surrender charge free withdrawals during the Policy Year; or
               (iii) the Accumulation Value less accumulated premium payments.

          (b) for policies issued to policyowners ages 76 to 80, on amounts you withdraw in any Policy Year that are less than or equal to the greater of (i) 50% of the Accumulation Value as of the last Policy Anniversary (50% of the premium payment if the withdrawal is made the first Policy Year); (ii) the Accumulation Value less the accumulated premium payments; or (iii) 50% of the Accumulation Value at the time of the withdrawal, less any prior Surrender Charge free withdrawals during the Policy Year.

          (c)  if NYLIAC cancels the policy;

          (d)  when We pay proceeds upon the death of the policyowner;

          (e) when you select an Income Payment option in any Policy Year after the first Policy Anniversary;

          (f) when a required minimum distribution calculated based on the value of this policy is made under a Qualified Policy (this amount will, however, count against the first exception);

          (g) on withdrawals you make under the Living Needs Benefit Rider or Unemployment Benefit Rider;

          (h) on monthly or quarterly periodic partial withdrawals made pursuant to Section 72(t)(2)(A)(iv) of the Code; and

          (i) when the aggregate surrender charges under a policy exceed 9.0% of the total premium payments.

     OTHER CHARGES

     (a) Mortality and Expense Risk and Administrative Costs Charge

     Prior to the Annuity Commencement Date, We deduct a daily charge from the assets of the Separate Account to compensate Us for certain mortality and expense risks and administrative costs (M&E Charge) We assume under the policies and for providing policy administration services. You may choose to have the M&E Charge assessed based on either the Accumulation Value of the policy or the Adjusted Premium Payments. The M&E Charge is 1.35% (annualized) of the daily average Variable Accumulation Value for Accumulation Value based policies. For premium based policies, the M&E Charge is 1.55% (annualized) of the Adjusted Premium Payments and will be deducted from the Investment Divisions through a reduction in Accumulation Units each policy quarter (excluding premiums allocated to the Fixed Account that are not transferred to the Investment Divisions). Please note, in some jurisdictions, the M&E Charge for policies based on Adjusted Premium Payments cannot be deducted from the DCA Advantage Account. For Accumulation Value based M&E Charge policies, the M&E charge may vary based on the Accumulation Value of the policy when the M&E charge is assessed. In most jurisdictions, for Premium based M&E Charge policies, the M&E Charge is assessed based on the Adjusted Premium Payments and will not vary with fluctuations in the policy's Accumulation Value. We guarantee that this charge will not increase. If the charge is insufficient to cover actual costs and assumed risks, the loss will fall on NYLIAC. We expect to profit from this charge. We may use these proceeds for any corporate purpose, including expenses relating to the sale of the policies, to the extent that surrender charges do not adequately cover sales expenses.

     The amount of Premium based M&E Charges assessed to your policy will be unaffected by fluctuations in market performance. In a rising market, the Premium based M&E Charge structure will benefit the policyowner because the Premium based M&E Charge, when measured as a percentage of separate account assets, will be reduced. In a flat or declining market, The Premium based M&E Charge structure will result in an increase in the charge when measured against separate account assets. The amount of Accumulation Value based M&E Charges assessed to your policy will be affected by fluctuations in market performance. However, the Accumulation Value based M&E Charge structure may be more advantageous in a flat or declining market.

     The mortality risk assumed is the risk that Annuitants as a group will live for a longer time than Our actuarial tables predict. As a result, We would be paying more Income Payments than We planned. We also assume a risk that the mortality assumptions reflected in Our guaranteed annuity payment tables, shown in each policy, will differ from actual mortality experience. Lastly, We assume a mortality risk that, at the time of death, the guaranteed minimum death benefit will exceed the policy's Accumulation Value. The expense risk assumed is the risk that the cost of issuing and administering the policies will exceed the amount We charge for these services. We expect to make a profit from this charge, which We may use for any purpose.

     (b) Policy Service Charge

     We deduct an annual policy service charge of $30 each Policy Year on the Policy Anniversary and upon surrender of the policy if on the Policy Anniversary and date of surrender the Accumulation Value is less than $100,000. We deduct the annual policy service charge from each Allocation Alternative and the DCA Advantage Plan Account, if applicable, in proportion to its percentage of the Accumulation Value on the Policy Anniversary or date of surrender. This charge is designed to cover the costs for providing services under the policy such as collecting, processing and confirming premium payments and establishing and maintaining the available methods of payment.

     (c) Investment Protection Plan Rider Charge (optional)

     The Investment Protection Plan Rider is available as an option under the policy. If you select the Investment Protection Plan, We will deduct a charge on the first Business Day of the next policy quarter following each policy quarter that the rider is in effect based on the amount that is guaranteed. We will deduct this charge beginning with the first policy quarter after the effective date of the rider. (See "RIDERS--INVESTMENT PROTECTION PLAN RIDER.") In most jurisdictions, we will deduct the charge from each Allocation Alternative and the DCA Advantage Plan Account in proportion to its percentage of the Accumulation Value on the first Business Day of the applicable policy quarter.

     If you selected the IPP Rider before February 15, 2010, the maximum annual charge is 1.00% of the amount that is guaranteed. The maximum annual charge for policyowners who select this feature on or after February 15, 2010 is 1.25% of the amount that is guaranteed. We may set a lower charge at Our sole discretion. The current charge for this Rider is 0.65% of the amount that is guaranteed, applied on a quarterly basis (0.1625% per quarter). You should check with your registered representative to determine the percentage We are currently charging before you select this feature.

     If you reset the amount that is guaranteed, a new charge for the rider will apply. This charge may be more or less than the charge currently in effect on your policy, but will never exceed the stated maximum. The charge in effect on the effective date of the rider or on the effective date of any reset will not change after the date the rider becomes effective. We will continue to deduct the current charge until the first policy quarter following the effective date of the reset.

     (d) Rider Risk Charge Adjustment (optional)

     If you cancel the Investment Protection Plan, We will deduct a one-time Rider Risk Charge Adjustment from your Accumulation Value. The cancellation will be effective on the date that either VPSC (at one of the addresses listed in Question 15 of this Prospectus) or the registered representative receives your cancellation request. (See "RIDERS--INVESTMENT PROTECTION PLAN RIDER"). In most jurisdictions, we will deduct the Rider Risk Charge Adjustment from each Allocation Alternative and the DCA Advantage Plan Account in proportion to its percentage of the Accumulation Value on that day. We will not deduct this charge if you surrender your policy. However, surrender charges may apply.

     We will not change the adjustment for a particular policy once it is set on the date the rider takes effect. The maximum Rider Risk Charge Adjustment is 2.00% of the amount that is guaranteed. We may set a lower charge at Our sole discretion. You should check with your registered representative to determine the percentage We are currently charging before you select this feature.

     If you reset the amount that is guaranteed, a new Rider Risk Charge Adjustment may apply. This charge may be more or less than the charge currently in effect on your policy, but will never exceed the stated maximum. The adjustment charge in effect on the effective date of the rider or on the effective date of any reset will not increase after the rider is issued.

     (e) Fund Charges

     The value of the assets of the Separate Account will indirectly reflect the Funds' total fees and expenses. The Funds' total fees and expenses are not part of the policy. They may vary in amount from year to year. These fees and expenses are described in detail in the relevant Fund's prospectus.

     (f) Transfer Fees

     There is no charge for the first 12 transfers in any one Policy Year. NYLIAC reserves the right to charge up to $30 for each transfer in excess of 12, subject to any applicable state insurance law requirements. Transfers made under Dollar Cost Averaging, Interest Sweep, the DCA Advantage Plan and Automatic Asset Reallocation do not count toward this transfer limit.

     (g) Enhanced Beneficiary Benefit Rider Charge (optional)

     If you elect the EBB Rider (in jurisdictions where available), We will deduct a charge each policy quarter that the rider is in effect based on the Accumulation Value. We will deduct this charge beginning with the first policy quarter after the Policy Date. In most jurisdictions, this charge will be deducted quarterly from each Allocation Alternative and the DCA Advantage Plan Account, if applicable, in proportion to its percentage of the Accumulation Value.

     The maximum annual charge is 1.00% of the policy's Accumulation Value, applied on a quarterly basis. We may set a lower charge at Our sole discretion. The current charge for the EBB Rider is 0.30% of the policy's Accumulation Value, applied on a quarterly basis (0.075% per quarter). You should check with your registered representative to determine the percentage We are currently charging before you elect this rider. This charge will not change once your policy is issued.

     (h) Annual Death Benefit Reset (ADBR) Rider Charge (optional)

     If you select the ADBR Rider, We will deduct a charge each policy quarter that the Rider is in effect based on the amount that is guaranteed as of the last Reset Anniversary. In most jurisdictions, this charge will be deducted from each Investment Division, the DCA Advantage Account and the Fixed Account, in proportion to its percentage of the Accumulation Value of the applicable quarter and will not reduce your Adjusted Premium Payments. This charge will continue to be deducted while the policy remains in-force.

     The charge for the ADBR rider is based upon your age when the policy is issued, which will not change. The maximum annual charge is 1.00% of the amount that is reset on the last policy anniversary, or the initial premium payment in the first Policy Year. You should check with your registered representative to determine the percentage We are currently charging. As of the date of this Prospectus, the charges are as follows:

AGE OF OLDEST
OWNER OR ANNUITANT                                            ANNUAL CHARGE
------------------                                            -------------
65 or younger........................................  0.30% (.0750% per quarter)
66 to 75 inclusive...................................  0.35% (.0875% per quarter)


     (i) Investment Protection Plan Rider/Annual Death Benefit Reset Rider Package (optional)

     If you select the Investment Protection Plan Rider/Annual Death Benefit Reset Rider combination package ("IPP + ADBR") (in jurisdictions where available), We will deduct reduced ADBR and IPP rider charges each policy quarter that the IPP + ADBR package is in effect. The maximum annual charge for the combination of the ADBR and IPP rider charges is 2.00%. With the IPP + ADBR package, the current ADBR rider charge is 0.25% of the amount that is reset on the last policy anniversary, applied on a quarterly basis. With the IPP + ADBR package, the current IPP rider charge is 0.60% of the amount that is guaranteed under the IPP rider, applied on a quarterly basis. Please note that if the IPP rider is cancelled, the charge for the ADBR rider will revert to the charge that is assessed for that rider, if purchased separately.

     GROUP AND SPONSORED ARRANGEMENTS

     For certain group or sponsored arrangements, We may reduce the surrender charge and the policy service charge or change the minimum initial and additional premium payment requirements. Group arrangements include those in which a trustee or an employer, for example, purchases policies covering a group of individuals on a group basis. Sponsored arrangements include those in which an employer allows Us to sell policies to its employees or retirees on an individual basis.

     Our costs for sales, administration, and mortality generally vary with the size and stability of the group among other factors. We take all these factors into account when reducing charges. To qualify for reduced charges, a group or sponsored arrangement must meet certain requirements, including Our requirements for size and number of years in existence. Group or sponsored arrangements that have been set up solely to buy policies or that have been in existence less than six months will not qualify for reduced charges.

     We will make any reductions according to Our rules in effect when an application or enrollment form for a policy is approved. We may change these rules from time to time. Any variation in the surrender charge or policy service charge will reflect differences in costs or services and will not be unfairly discriminatory.

     TAXES

     NYLIAC may, where premium taxes are imposed by state law, deduct such taxes from your policy either (i) when a surrender or cancellation occurs, or (ii) at the Annuity Commencement Date. Applicable premium tax rates depend upon such factors as your current state of residency, and the insurance laws and NYLIAC's status in states where premium taxes are incurred. Current premium tax rates range from 0% to 3.5%. Applicable premium tax rates are subject to change by legislation, administrative interpretations or judicial acts.

     We may in the future seek to amend the policies to deduct premium taxes when a premium payment is received.

     Under present laws, NYLIAC will also incur state and local taxes (in addition to the premium taxes described above) in several states. NYLIAC may assess charges for such taxes.

     NYLIAC does not expect to incur any federal income tax liability attributable to investment income or capital gains retained as part of the Separate Account reserves under the policies. (See "FEDERAL TAX MATTERS.") Based upon these expectations, no charge is being made currently for corporate federal income taxes which may be attributable to the Separate Account. Such a charge may be made in future years for any federal income taxes NYLIAC incurs.

                         DISTRIBUTIONS UNDER THE POLICY

     SURRENDERS AND WITHDRAWALS

     You can make partial withdrawals, periodic partial withdrawals, hardship withdrawals or surrender the policy to receive part or all of the Accumulation Value at any time before the Annuity Commencement Date. To request a surrender or withdrawal, you must send a written request on a form acceptable to Us to VPSC at one of the addresses listed on Question 15 of this Prospectus. Fax transmissions are not acceptable and will not be honored at any time. In addition, we will not accept e-mailed requests or e-mails of imaged, signed requests. If the request is complete and We have received all other information necessary to process the request, the amount available for withdrawal is the Accumulation Value at the end of the Business Day that VPSC receives the written request, less any outstanding loan balance, surrender charges, taxes that We may deduct, and the annual policy service charge, if applicable. If you have not provided Us with a written election not to withhold federal income taxes at the time you make a withdrawal or surrender request, NYLIAC must by law withhold such taxes from the taxable portion of any surrender or withdrawal. We will remit that amount to the federal government. In addition, some states have enacted legislation requiring withholding. NYLIAC will pay all surrenders or withdrawals within seven days of receipt of all documents (including documents necessary to comply with federal and state tax law), subject to postponement in certain circumstances. (See "DELAY OF PAYMENTS.")

     Since you assume the investment risk with respect to amounts allocated to the Separate Account and because certain surrenders or withdrawals are subject to a surrender charge and premium tax deduction, the total amount paid upon surrender of the policy (taking into account any prior withdrawals) may be more or less than the total premium payments made.

     Surrenders and withdrawals may be taxable transactions, and the Code provides that a 10% penalty tax may be imposed on certain early surrenders or withdrawals (the penalty tax is increased to 25% in the case of a distribution from a SIMPLE IRA within the first two years of your participation in the SIMPLE IRA Plan.) (See "FEDERAL TAX MATTERS--TAXATION OF ANNUITIES IN GENERAL.") In addition, taxable surrenders and withdrawals may be subject to an additional 3.8 percent tax on net investment income. (See "FEDERAL TAX MATTERS--3.8 Percent Tax on Certain Investment Income.")

     (a) Surrenders

     We may deduct a surrender charge and any state premium tax, if applicable, any outstanding loan balance, and the annual policy service charge, if applicable, from the amount paid. We will pay the proceeds in a lump sum to you unless you elect a different Income Payment method. (See "INCOME PAYMENTS.") Surrenders may be taxable transactions and the 10% penalty tax provisions may be applicable. (See "FEDERAL TAX MATTERS--TAXATION OF ANNUITIES IN GENERAL.")

     (b) Partial Withdrawals

     The minimum amount that can be withdrawn is $500, unless We agree otherwise. We will withdraw the amount from the Allocation Alternatives and/or the DCA Advantage Plan Account in accordance with your request. If you do not specify how to allocate a partial withdrawal among the Allocation Alternatives and/or the DCA Advantage Plan Account, We will allocate the partial withdrawal on a pro-rata basis. We will pay any partial withdrawals generally within seven days after we receive all of the necessary documentation and information. Your requested partial withdrawal will be effective on the date we receive your written request. However, if the day we receive your request is not a Business Day or if your request is received after the close of the NYSE, then the requested partial withdrawal will be effective on the next Business Day. Partial withdrawals may be taxable transactions and the 10% penalty tax provisions may be applicable. (See "FEDERAL TAX MATTERS--TAXATION OF ANNUITIES IN GENERAL.")

     If the requested partial withdrawal is equal to the value in any of the Allocation Alternatives and/or the DCA Advantage Plan Account from which the partial withdrawal is being made, We will pay the entire value of that Allocation Alternative and/or the DCA Advantage Plan Account, less any surrender charge that may apply, to you. If honoring a partial withdrawal request would result in an Accumulation Value of less than $2,000, We reserve the right to terminate your policy, subject to any applicable state insurance law or regulation. We will notify you of Our intention to exercise this right and give you 90 days to make a premium payment. If We terminate your policy, We will pay you the Accumulation Value of your policy in one lump sum.

     Also note that partial withdrawal requests for amounts greater than $25,000, or partial withdrawal requests made from policies that are less than 90 days old or that effected an address or ownership change within 30 days of such partial withdrawal request must be made in writing and sent to VPSC at one of the addresses noted in Question 15 of this Prospectus. Faxed requests are not acceptable and will not be honored at any time. In addition, we will not accept e-mailed partial withdrawal requests or e-mails of imaged, signed requests.

     (c) Periodic Partial Withdrawals

     You may elect to receive regularly scheduled partial withdrawals from the policy. These periodic partial withdrawals may be paid on a monthly, quarterly, semi-annual, or annual basis. You will elect the frequency of the withdrawals and the day of the month for the withdrawals to be made (may not be the 29th, 30th or 31st of a month). We will make all withdrawals on the day of each calendar month you specify, or on the next Business Day (if the day you have specified is not a Business Day or does not exist in that month). To process Periodic Partial Withdrawals, you must send a written request in a form acceptable to Us to VPSC at one of the addresses listed in Question 15 of this Prospectus. NYLIAC must receive a request in writing no later than five Business Days prior to the date the withdrawals are to begin. If your request for this option is received less than five Business Days prior to the date you request it to begin, the withdrawals will begin on the day of the month you specify in the month following the receipt of your request. Facsimile requests will not be accepted or processed. In addition, we will not accept e-mailed requests or e-mails of imaged, signed requests. You must specify the Investment Divisions and/or the Fixed Account from which the periodic partial withdrawals will be made. The minimum amount under this feature is $100, or such lower amount as We may permit. Periodic partial withdrawals may be taxable transactions and the 10% penalty tax provisions may be applicable. (See "FEDERAL TAX MATTERS--TAXATION OF ANNUITIES IN GENERAL.") If you do not specify otherwise, We will withdraw money on a pro-rata basis from each Investment Division and/or the Fixed Account. You may not make periodic partial withdrawals from the DCA Advantage Plan Account.

     You can elect to receive "Interest Only" periodic partial withdrawals for the interest earned on monies allocated to the Fixed Account. This option is not available for policies issued in the State of New York. If this option is chosen, the $100 minimum for periodic partial withdrawals will be waived. However, you must have at least $5,000 in the Fixed Account at the time of each periodic partial withdrawal, unless We agree otherwise.

     (d) Hardship Withdrawals

     Under certain Qualified Policies, the Plan Administrator (as defined in Code Section 414(g)) may allow, in its sole discretion, certain withdrawals it determines to be "Hardship Withdrawals." The surrender charge and 10% penalty tax, if applicable, and provisions applicable to partial withdrawals apply to Hardship Withdrawals.

     REQUIRED MINIMUM DISTRIBUTION OPTION

     For IRAs, SIMPLE IRAs and SEP IRAs, the policyowner is generally not required to elect the required minimum distribution option until April 1st of the year following the calendar year he or she attains age 70 1/2. For TSAs, the policyowner is generally not required to elect the required minimum distribution option until April 1st of the year following the calendar year he or she attains age 70 1/2 or until April 1st of the year following the calendar year he or she retires, whichever occurs later. For Inherited IRAs, the policyowner is required to take the first required minimum distribution on or before December 31 of the calendar year following the year of the original owner's death.

     OUR RIGHT TO CANCEL(1)

     If We do not receive any premium payments for a period of two years, and the Accumulation Value of your policy would provide Income Payments of less than $20 per month on the Annuity Commencement Date, We reserve the right to terminate your policy subject to any applicable state insurance law or regulation. We will notify you of Our intention to exercise this right and give you 90 days to make a premium payment. If We terminate your policy, We will pay you the Accumulation Value of your policy in one lump sum.

     ANNUITY COMMENCEMENT DATE

     The Annuity Commencement Date is the date specified on the Policy Data Page. The Annuity Commencement Date is the day that Income Payments are scheduled to commence unless the policy has been surrendered or an amount has been paid as proceeds to the designated Beneficiary prior to that date. The earliest possible annuity commencement date is the first Policy Anniversary. If We agree, you may change the Annuity Commencement Date to an earlier date. If We agree, you may also defer the Annuity Commencement Date to a later date, provided that We receive a written notice of the request at least one month before the last selected Annuity Commencement Date. To request to change or defer the Annuity Commencement Date to a later date, subject to the constraints noted above, you must send a written notice in a form acceptable to Us to VPSC at one of the addresses listed in Question 15 of this Prospectus. The Annuity Commencement Date and Income Payment method for Qualified Policies may also be controlled by endorsements, the plan, or applicable law.

     DEATH BEFORE ANNUITY COMMENCEMENT

     Unless amended by any rider attached to the policy, if you die prior to the Annuity Commencement Date, We will pay an amount as proceeds to the designated Beneficiary, as of the date VPSC receives proof of death and all requirements necessary to make the payment at one of the addresses listed in Question 15 of this Prospectus. For policies owned by a grantor trust, all of whose grantors are individuals, benefits will be paid upon the death of any grantor. The amount will be the greater of:

     (a) the Accumulation Value less any outstanding loan balance; or

     (b) the Adjusted Death Benefit Premium Payments.

     We will make payments in a lump sum to the Beneficiary unless you have elected or the Beneficiary elects otherwise in a signed written notice which gives Us the information that We need. If such an election is properly made, We will apply all or part of these proceeds:

          (i) under the Life Income Payment Option to provide an immediate annuity for the Beneficiary who will be the policyowner and Annuitant; or

          (ii) under another Income Payment option We may offer at the time.

     Payments under the annuity or under any other method of payment We make available must be for the life of the Beneficiary, or for a number of years that is not more than the life expectancy of the Beneficiary at the time of the policyowner's death (as determined for federal tax purposes), and must begin within one year after the policyowner's death. (See "INCOME PAYMENTS.")

     If your spouse (as defined under Federal law) is the sole primary Beneficiary, We can pay the proceeds to the surviving spouse if you die before the Annuity Commencement Date or the policy can continue with the surviving spouse as (a) the new policyowner and, (b) The Annuitant, if you were the Annuitant. Generally, NYLIAC will not issue a policy to joint owners. However, if NYLIAC makes an exception and issues a jointly owned policy, ownership rights and privileges under the policy must be exercised jointly and benefits under the policy will be paid upon the death of any joint owner. (See "FEDERAL TAX MATTERS--TAXATION OF ANNUITIES IN GENERAL.")

     If the Annuitant and, where applicable under another Income Payment option, the joint Annuitant, if any, die after the Annuity Commencement Date, NYLIAC will pay the sum required by the Income Payment option in effect.


----------
     1 This Section is modified as indicated in Appendix 1 of this Prospectus.

     We will make any distribution or application of policy proceeds within 7 days after VPSC receives all documents (including documents necessary to comply with federal and state tax law) in connection with the event or election that causes the distribution to take place at one of the addresses listed in Question 15 of this Prospectus, subject to postponement in certain circumstances. (See "DELAY OF PAYMENTS.")

     INCOME PAYMENTS

     (a) Election of Income Payment Options

     We will make Income Payments under the Life Income Payment Option or under such other option We may offer at that time where permitted by state laws. (See "ANNUITY PAYMENTS" in the Statement of Additional Information.) We will require that a lump sum payment be made if the Accumulation Value is less than $2,000. You may not request a lump sum payment to be made prior to the maturity date listed on the Policy Data Page of your policy. If the Life Income Payment Option is not chosen, you may change the Income Payment Option or request any other method of payment We agree to at any time before the Annuity Commencement Date. To change the Income Payment Option or to request another method of payment prior to the Annuity Commencement Date, you must send a written request in a form acceptable to Us to VPSC at one of the addresses listed in Question 15 of this Prospectus. However, once payments begin, you may not change the option. If the Life Income Payment Option is chosen, We may require proof of birth date before Income Payments begin. For Income Payment Options involving life income, the actual age of the Annuitant will affect the amount of each payment. Since payments based on older Annuitants are expected to be fewer in number, the amount of each annuity payment should be greater. We will make payments under the Life Income Payment option in the same specified amount and over the life of the Annuitant with a guarantee of 10 years of payments, even if the Annuitant dies sooner. NYLIAC does not currently offer variable Income Payment Options.

     Effective for amounts received in taxable years beginning after December 31, 2010, a policyholder may elect to apply a portion of the Accumulation Value toward one of the Income Payment options we may offer, while the remainder of the policy continues to accumulate income on a tax-deferred basis. This is called a partial annuitization. A partial annuitization will reduce the benefits provided under this policy. The Accumulation Value will be reduced by the amount placed under one of the Income Payment options We may offer. Under a partial annuitization, the policy's Accumulation Value, any riders under the policy and any charges assessed will be treated the same as they would under any other withdrawal from the policy's Accumulation Value, except that surrender charges will not be assessed. (See "FEDERAL TAX MATTERS.")

     Under Income Payment Options involving life income, the payee may not receive Income Payments equal to the total premium payments made under the policy if the Annuitant dies before the actuarially predicted date of death. We base Income Payment Options involving life income on annuity tables that vary on the basis of gender, unless the policy was issued under an employer sponsored plan or in a state which requires unisex rates.

     Taxable Income Payments may be subject to an additional 3.8 percent tax on net investment income. (See "FEDERAL TAX MATTERS--3.8 Percent Tax on Certain Investment Income.")

     (b) Proof of Survivorship

     We may require satisfactory proof of survival from time to time, before We pay any Income Payments or other benefits. We will request the proof at least 30 days prior to the next scheduled payment date.

     DELAY OF PAYMENTS

     We will pay any amounts due from the Separate Account under the policy within seven days of the date VPSC receives all documents (including documents necessary to comply with federal and state tax law) in connection with a request at one of the addresses listed in Question 15 of this Prospectus.

     Situations where payment may be delayed:

     1. We may delay payment of any amounts due from the Separate Account under the policy and transfers among Investment Divisions during any period that:

          (a) The New York Stock Exchange (NYSE) is closed for other than usual weekends or holidays, trading is restricted by the Securities and Exchange Commission (SEC); or the SEC declares that an emergency exists;

          (b) The SEC, by order, permits Us to delay payment in order to protect Our policyowners; or

          (c) The check used to pay the premium has not cleared through the banking system. This may take up to 15 days.

     2. We may delay payment of any amounts due from the Fixed Account and/or the DCA Advantage Plan Account. When permitted by law, We may defer payment of any partial withdrawal or full surrender request for up to six months from the date of surrender from the Fixed Account and/or DCA Advantage Plan

        Account. We will pay interest of at least 3.0% per year on any partial withdrawal or full surrender request deferred for 30 days or more.

     3. Federal laws made to combat terrorism and prevent money laundering by criminals might, in certain circumstances, require Us to reject a premium payment and/or "freeze" a policy. If these laws apply in a particular policy(ies), We would not be allowed to pay any request for transfers, partial withdrawals, surrenders or death benefits. If a policy or an account is frozen, the Accumulation Value would be moved to a special segregated interest-bearing account and held in that account until We receive instructions from the appropriate federal regulator.

     DESIGNATION OF BENEFICIARY

     You may select one or more Beneficiaries and name them in the application. Thereafter, before the Annuity Commencement Date and while you are living, you may change the Beneficiary by written notice in a form acceptable to NYLIAC. To change the Beneficiary, you must send a written request in a form acceptable to Us to VPSC at one of the addresses listed in Question 15 of this Prospectus. If before the Annuity Commencement Date, the Annuitant dies while you are still living, you will become the new Annuitant under the policy. If you are the Annuitant, the proceeds pass to your estate. However, if the policyowner who is not the Annuitant dies before the Annuity Commencement Date, and no Beneficiary for the proceeds or for a stated share of the proceeds survives, the right to the proceeds or shares of the proceeds passes to the policyowner's estate.

     If no Beneficiary for any amount payable, or for a stated share, survives you, the right to this amount or this share will pass to your estate. Payment of the proceeds will be made in a single sum to your estate. If any Beneficiary dies at the same time as you, or within fifteen (15) days after your death, but before we receive proof of death and all claim information, We will pay any amount payable as though the Beneficiary died first.

     RESTRICTIONS UNDER CODE SECTION 403(B)(11)

     With respect to 403(b) TSAs, distributions attributable to salary reduction contributions made in years beginning after December 31, 1988 (including the earnings on these contributions), as well as to earnings in such years on salary reduction accumulations held as of the end of the last year beginning before January 1, 1989, may not begin before the employee attains age 59 1/2, has a severance from employment, dies or becomes disabled. The Code section 403(b) plan may also provide for distribution in the case of hardship. However, hardship distributions are limited to amounts contributed by salary reduction. The earnings on such amounts may not be withdrawn. Even though a distribution may be permitted under these rules (e.g. for hardship or due to a severance from employment), it may still be subject to a 10% additional income tax as a premature distribution.

     Under the final Code section 403(b) regulations, which the Department of Treasury published on July 26, 2007, employer contributions made to Code section 403(b) TSA contracts will be subject to new withdrawal restrictions. Under the new rules, amounts attributable to employer contributions to a Code section 403(b) TSA contract that is issued after December 31, 2008 may not be distributed earlier than the earliest of severance from employment or upon the occurrence of a certain event, such as after a fixed number of years, the attainment of a stated age, or disability. These new withdrawal restrictions do not apply to Code section 403(b) TSA contracts issued before January 1, 2009.

     Under the terms of your Code section 403(b) plan, you may have the option to invest in other funding vehicles, including Code section 403(b)(7) custodial accounts. You should consult your plan document to make this determination.

     LOANS

     Loans are available only if you have purchased an Accumulation Value based M&E Charge policy in connection with a 403(b) plan and may not be available in all states for plans subject to the Employment Retirement Income Security Act of 1974 (ERISA). Loans are not available for policies issued in the State of New York. To request a TSA loan, you must send a written request on a form acceptable to Us to VPSC. Under your 403(b) policy, you may borrow against your policy's Accumulation Value after the first Policy Year and prior to the Annuity Commencement Date. Unless We agree otherwise, only one loan may be outstanding at a time. There must be a minimum Accumulation Value of $5,000 in the policy at the time of the loan. The minimum loan amount is $500. The maximum loan that you may take is the lesser of: (a) 50% of the policy's Accumulation Value on the date of the loan or (b) $50,000 minus your highest outstanding principal balance in the previous 12 months from your policy and any qualified employer plan (as defined under Sections 72(p)(4) and 72(p)(2)(D) of the Code). Please note that adverse tax consequences could result from your failure to comply with this limitation. NYLIAC, and its affiliates and agents do not provide legal or tax advice nor assume responsibility or liability for any legal or tax consequences of any TSA loan taken under a 403(b) policy or the compliance of such loan with the Code limitations set forth in this paragraph or for determining whether any plan or loan is subject to and/or complies with ERISA.

     We withdraw a loan processing fee of $25 from the Accumulation Value on a pro rata basis, unless prohibited by applicable state law or regulation. If on the date of the loan you do not have a Fixed Accumulation Value equal to at least 125% of the loan amount, We will transfer sufficient Accumulation Value from the Investment Divisions and/or DCA Advantage Plan Account on a pro rata basis so that the Fixed Accumulation Value equals 125% of the loan amount. While a loan is outstanding, you may not make partial withdrawals or transfers which would reduce the Fixed Accumulation Value to an amount less than 125% of the outstanding loan balance.

     For all loans, of the assets being held in the Fixed Account to secure 125% of the loan amount, the interest rate credited to the amount representing the outstanding loan balance will be 2% less than the interest rate charged on the loan. The additional 25% being held in the Fixed Account to secure the loan will be credited with the current declared interest rate for both non-ERISA and ERISA subject plans, but will always be at least equal to the minimum guaranteed interest rate stated on the data page of your policy.

     For plans subject to ERISA, interest charged will be based on the Prime Rate, as reported in the Wall Street Journal on the first business day of a calendar year or the Moodys Corporate Bond Yield Average as of two months before the date the rate is determined. The rate is determined on the first business day of the calendar year. We will assess interest in arrears as part of the periodic loan repayments.

     You must repay the loan on a periodic basis not less frequent than quarterly and over a period no greater than five years from the date it is taken. If a loan repayment is in default We will withdraw the amount in default from the Fixed Accumulation Value to the extent permitted by federal income tax rules. We will take such a repayment on a first-in, first-out (FIFO) basis from amounts allocated to the Fixed Account.

     We permit loans to acquire a principal residence under the same terms described above, except that:

          (a) the minimum loan amount is $5,000; and

          (b) repayment of the loan amount may be extended to a maximum of twenty-five years.

     We deduct any outstanding loan balance including any accrued interest from the Fixed Accumulation Value prior to payment of a surrender or the commencement of the annuity benefits. On death of the policyowner or Annuitant, We deduct any outstanding loan balance from the Fixed Accumulation Value as a partial withdrawal as of the date We receive the notice of death.

     Loans are subject to the terms of the policy, your 403(b) plan and the Code, which may impose restrictions upon them. We reserve the right to suspend, modify, or terminate the availability of loans under this policy at any time. However, any action taken by Us will not affect already outstanding loans. ALSO NOTE THAT FOR PREMIUM BASED M&E CHARGE POLICIES PURCHASED IN CONNECTION WITH TSA PLANS, YOU MAY NOT BORROW ANY PORTION OF YOUR ACCUMULATION VALUE.

                                THE FIXED ACCOUNT

     The Fixed Account is supported by the assets in NYLIAC's general account, which includes all of NYLIAC's assets except those assets specifically allocated to NYLIAC's separate accounts. NYLIAC has sole discretion to invest the assets of the Fixed Account subject to applicable law. The Fixed Account is not registered under the federal securities laws and is generally not subject to their provisions. Therefore, generally you do not have the benefits and protections of these statutes for amounts allocated to the Fixed Account or the DCA Advantage Account. Furthermore, the staff of the SEC has not reviewed the disclosures in this Prospectus relating to the Fixed Account. These disclosures regarding the Fixed Account may be subject to certain applicable provisions of the federal securities laws relating to the accuracy and completeness of statements made in prospectuses. THE FIXED ACCOUNT IS NOT AVAILABLE FOR POLICIES ISSUED IN THE STATE OF NEW YORK.

     (a) Interest Crediting

     NYLIAC guarantees that it will credit interest at an annual effective rate of at least the minimum guaranteed interest rate stated on the Policy Data Page of your policy, to amounts allocated or transferred to the Fixed Account under the policies. We credit interest on a daily basis. NYLIAC may, at its sole discretion, credit a higher rate or rates of interest to amounts allocated or transferred to the Fixed Account. Interest rates will be set on the anniversary of each premium payment or transfer. All premium payments, and any Breakpoint Credits, and additional amounts (including transfers from other Investment Divisions) allocated to the Fixed Account, plus prior interest earned on such amounts, will receive their applicable interest rate for one-year periods from the anniversary on which the allocation or transfer was made. The Fixed Accumulation Value will never be less than the Fixed Account portion of the Nonforfeiture Value.


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     (b) Transfers to Investment Divisions

     Generally, you may transfer amounts from the Fixed Account (if applicable) to the Investment Divisions up to 30 days prior to the Annuity Commencement Date, subject to the following conditions.

          1. The maximum amount you are allowed to transfer from the Fixed Account to the Investment Divisions, including Interest Sweep transfers, during any Policy Year while the surrender charge period for the initial premium payment is in effect is 25% of the highest attained Fixed Accumulation Value as of the beginning of each Policy Year. When the surrender charge period is no longer in effect, the maximum amount that you are allowed to transfer from the Fixed Account to the Investment Divisions may not exceed 50% of the highest attained Fixed Accumulation Value as of the beginning of each Policy Year, regardless of any new surrender charge periods applicable to additional premium payments. The highest attained Fixed Accumulation Value will decrease by the amount of any withdrawals made from the Fixed Account, and increase by the amount of any additional premium payments made to the Fixed Account. When the Fixed Accumulation Value is zero, all previous Fixed Account values are disregarded, and the next Premium Payment to the Fixed Account will then be considered the highest attained Fixed Accumulation Value until a subsequent anniversary results in a higher balance.

          2. The remaining value in the Fixed Account after a transfer from the Fixed Account to the Investment Divisions must be at least $25. If, after a contemplated transfer, the remaining values in the Fixed Account would be less than $25, that amount must be included in the transfer, unless NYLIAC in its discretion permits otherwise. We determine amounts transferred from the Fixed Account on a first-in, first-out (FIFO) basis, for purposes of determining the rate at which We credit interest on monies remaining in the Fixed Account.

          3. No transfers are allowed into the Fixed Account for Premium based M&E Charge policies.

     For Premium based M&E Charge policies, premium payments transferred from the Fixed Account to the Investment Divisions are subject to a Mortality and Expense Risk and Administrative Costs Charge.

     Except as part of an existing request relating to the traditional Dollar Cost Averaging option, the Interest Sweep option or the DCA Advantage Plan, you may not transfer money into the Fixed Account if you made a transfer out of the Fixed Account during the previous six-month period.

     You must make transfer requests in writing in a form acceptable to Us and sent to VPSC at one of the addresses listed in Question 15 of this Prospectus, by telephone in accordance with established procedures or through our Virtual Service Center. Facsimile requests will not be accepted or processed. In addition, we will not accept e-mailed requests or e-mails of imaged, signed requests.

     We will deduct partial withdrawals and apply any surrender charges to the Fixed Account on a FIFO basis (i.e., from any value in the Fixed Account attributable to premium payments or transfers from Investment Divisions in the same order in which you allocated such payments or transfers to the Fixed Account during the life of the policy).

                         THE DCA ADVANTAGE PLAN ACCOUNT

     Like the Fixed Account, the DCA Advantage Plan Account is also supported by the assets in NYLIAC's general account. The DCA Advantage Plan Account is not registered under the federal securities laws. The information contained in the first paragraph under "THE FIXED ACCOUNT" equally applies to the DCA Advantage Plan Account.

     NYLIAC will set interest rates in advance for each date on which We may receive a premium payment to the DCA Advantage Plan Account. We will never declare less than the minimum guaranteed interest rate stated on the Policy Data Page of your policy. Premium payments into the DCA Advantage Plan Account and any Breakpoint Credit thereon will receive the applicable interest rate in effect on the Business Day We receive the premium payment. Interest rates for subsequent premium payments made into the DCA Advantage Plan Account may be different from the rate applied to prior premium payments made into the DCA Advantage Plan Account. The DCA Accumulation Value will never be less than the DCA Advantage Plan Account portion of the Nonforfeiture Value.

     The annual effective rate that We declare is credited only to amounts remaining in the DCA Advantage Plan Account. We credit the interest on a daily basis. Because money is periodically transferred out of the DCA Advantage Plan Account, amounts in the DCA Advantage Plan Account will not achieve the declared annual effective rate. Please note that interest credited under the DCA Advantage Account will exceed the actual investment earnings of NYLIAC less appropriate risk and expense adjustments. EXCESS INTEREST AMOUNTS CREDITED TO THE DCA ADVANTAGE ACCOUNT WILL BE RECOVERED BY FEES AND CHARGES ASSOCIATED WITH THE INVESTMENT DIVISIONS IN LATER POLICY YEARS. THE INTEREST CREDITED IN LATER POLICY YEARS MAY BE LESS THAN THAT FOR THE FIRST POLICY YEAR.


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                               FEDERAL TAX MATTERS

     INTRODUCTION

     THE FOLLOWING DISCUSSION IS GENERAL AND IS NOT INTENDED AS TAX ADVICE. The Qualified Policies are designed for use by individuals in retirement plans which are intended to qualify as plans qualified for special income tax treatment under Sections 219, 403, 408 or 408A of the Code. The ultimate effect of federal income taxes on the Accumulation Value, on Income Payments and on the economic benefit to you, the Annuitant or the Beneficiary depends on the type of retirement plan for which the Qualified Policy is purchased, on the tax and employment status of the individual concerned and on NYLIAC's tax status. The following discussion assumes that Qualified Policies are used in retirement plans that qualify for the special federal income tax treatment described above. This discussion is not intended to address the tax consequences resulting from all of the situations in which a person may be entitled to or may receive a distribution under a policy. Any person concerned about these tax implications should consult a tax adviser before making a premium payment. This discussion is based upon NYLIAC's understanding of the present federal income tax laws as they are currently interpreted by the Internal Revenue Service. We cannot predict the likelihood of continuation of the present federal income tax laws or of the current interpretations by the Internal Revenue Service, which may change from time to time without notice. Any such change could have retroactive effects regardless of the date of enactment. Moreover, this discussion does not take into consideration any applicable state or other tax laws except with respect to the imposition of any state premium taxes. We suggest you consult with your tax adviser.

     TAXATION OF ANNUITIES IN GENERAL

     The following discussion assumes that the policies will qualify as annuity contracts for federal income tax purposes. The Statement of Additional Information discusses such qualifications.

     Section 72 of the Code governs taxation of annuities in general. NYLIAC believes that an annuity policyowner generally is not taxed on increases in the value of a policy until distribution occurs either in the form of a lump sum received by withdrawing all or part of the Accumulation Value (i.e., surrenders or partial withdrawals) or as Income Payments under the Income Payment option elected. The exception to this rule is that generally, a policyowner of any deferred annuity policy who is not a natural person must include in income any increase in the excess of the policyowner's Accumulation Value over the policyowner's investment in the contract during the taxable year. However, there are some exceptions to this exception. You may wish to discuss these with your tax counsel. The taxable portion of a distribution (in the form of an annuity or lump sum payment) is generally taxed as ordinary income. For this purpose, the assignment, pledge, or agreement to assign or pledge any portion of the Accumulation Value generally will be treated as a distribution.

     In the case of a withdrawal or surrender distributed to a participant or Beneficiary under a Qualified Policy, a ratable portion of the amount received is taxable, generally based on the ratio of the investment in the contract to the total policy value. The "investment in the contract" generally equals the portion, if any, of any premium payments paid by or on behalf of an individual under a policy which is not excluded from the individual's gross income. For policies issued in connection with qualified plans, the "investment in the contract" can be zero. The law requires the use of special simplified methods to determine the taxable amount of payments that are based in whole or in part on the Annuitant's life and that are paid from TSAs.

     Generally, in the case of a withdrawal under a Non-Qualified Policy before the Annuity Commencement Date, amounts received are first treated as taxable income to the extent that the Accumulation Value immediately before the withdrawal exceeds the "investment in the contract" at that time. Any additional amount withdrawn is not taxable. On the other hand, upon a full surrender of a Non-Qualified Policy, if the "investment in the contract" exceeds the Accumulation Value (less any surrender charges), the loss is treated as an ordinary loss for federal income tax purposes. However, limitations may apply to the amount of the loss that may be deductible. It is the IRS's view that a loss on the surrender of a variable annuity contract is treated as a miscellaneous itemized deduction subject to the 2% of adjusted gross income limit.

     Although the tax consequences may vary depending on the Income Payment option elected under the policy, in general, only the portion of the Income Payment that represents the amount by which the Accumulation Value exceeds the "investment in the contract" will be taxed. After the investment in the Policy is recovered, the full amount of any additional Income Payments is taxable. For fixed Income Payments, in general, there is no tax on the portion of each payment which represents the same ratio that the "investment in the contract" bears to the total expected value of the Income Payments for the term of the payments. However, the remainder of each Income Payment is taxable until the recovery of the investment in the contract, and thereafter the full amount of each annuity payment is taxable. If death occurs before full recovery of the investment in the contract, the unrecovered amount may be deducted on the Annuitant's final tax return.


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

     Effective for amounts received in taxable years beginning after December 31, 2010, a policyowner may elect to apply a portion of the Accumulation Value towards one of the Income Payment options we may offer, while the remainder of the policy continues to accumulate income on a tax-deferred basis. This is called a partial annuitization. If a policyowner chooses to partially annuitize a policy, the resulting payments will be taxed as fixed Income Payments described above, only if such payments are received for one of the following periods: (1) the annuitant's life (or the lives of the joint annuitants, if applicable), or (2) a period of 10 years or more. Provided such requirements are met, the "investment in the contract" will be allocated pro rata between each portion of the policy from which amounts are received as an annuity and the portion of the policy from which amounts are not received as an annuity.

     In the case of a distribution, a penalty tax equal to 10% of the amount treated as taxable income may be imposed. The penalty tax is not imposed in certain circumstances, including, generally, distributions: (1) made on or after the date on which the policyowner attains age 59 1/2, (2) made as a result of the policyowner's (or, where the policyowner is not an individual, the Annuitant's) death, (3) made as a result of the policyowner's disability, (4) which are part of a series of substantially equal periodic payments (at least annually) made for the life (or life expectancy) of the policyowner or the joint lives (or joint life expectancies) of the policyowner and his or her designated beneficiary, or (5) received from an Inherited IRA. Other tax penalties may apply to certain distributions pursuant to a Qualified Policy.

     All non-qualified, deferred annuity contracts issued by NYLIAC (or its affiliates) to the same policyowner during any calendar year are to be treated as one annuity contract for purposes of determining the amount includible in an individual's gross income. In addition, there may be other situations in which the Treasury Department may conclude (under its authority to issue regulations) that it would be appropriate to aggregate two or more annuity contracts purchased by the same policyowner. Accordingly, a policyowner should consult a tax adviser before purchasing more than one policy or other annuity contract.

     A transfer of ownership of a policy, or designation of an Annuitant or other Beneficiary who is not also the policyowner, may result in certain income or gift tax consequences to the policyowner. A policyowner contemplating any transfer or assignment of a policy should consult a tax adviser with respect to the potential tax effects of such a transaction.

     3.8 PERCENT TAX ON CERTAIN INVESTMENT INCOME

     Beginning in 2013, in general, a tax of 3.8 percent will apply to net investment income ("NII") received by an individual taxpayer to the extent his or her modified adjusted gross income ("MAGI") exceeds certain thresholds (e.g., $250,000 in the case of taxpayers filing jointly, $125,000 in the case of a married taxpayer filing separately and $200,000 in the case of other individual taxpayers). For this purpose, NII includes gross income from various investments, including gross income received with respect to annuities that are not held through a tax-qualified plan (e.g., a traditional IRA or Section 403(b) plan). Such income (as well as gross income from tax qualified plans) will also increase a taxpayer's MAGI for purposes of the taxable thresholds described above. This tax also applies to trusts and estates under a special set of rules. The IRS and the Treasury Department have not yet provided guidance regarding this new tax. You should consult your tax advisor to determine the applicability of this tax in your individual circumstances and with respect to any amount received under this annuity contract.

     PARTIAL SECTION 1035 EXCHANGES

     Section 1035 of the Code provides that an annuity contract may be exchanged in a tax-free transaction for another annuity contract or a long-term care insurance policy. The IRS has issued guidance which provides that the direct transfer of a portion of an annuity contract into another annuity contract can qualify as a tax-free exchange, provided certain requirements are met. Under this IRS guidance, no distributions or withdrawals can occur from the old or new annuity contract within 12 months of the partial exchange, unless you qualify for an exception. If a partial exchange does not meet applicable IRS requirements, it will not be treated as a tax-free transaction and will instead be treated as a distribution (taxable on an income-first basis) followed by a payment for the new contract.

     This IRS guidance, however, does not address the tax treatment of a partial exchange of an annuity contract for a long-term care insurance policy, and, in fact, the IRS has not yet provided any guidance with respect to such exchanges. Although we believe that taking a distribution or withdrawal from the Contract described in this prospectus within one year of a partial exchange of such Contract for a long-term care insurance policy should not cause such prior partial exchange to be treated as taxable, there can be no assurance that the IRS will not expand the 12-month rule described above to partial exchanges of an annuity contract for a long-term care insurance policy, or that the IRS will not provide other guidance with respect to such partial exchanges. IF YOU CONTEMPLATE SUCH AN EXCHANGE, YOU SHOULD CONSULT A TAX ADVISOR TO DISCUSS THE POTENTIAL TAX EFFECTS OF SUCH A TRANSACTION.


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

     QUALIFIED POLICIES

     Qualified Policies are designed for use with retirement plans that qualify for special federal income tax treatment under Sections 219, 403(b), 408, and 408A of the Code. The tax rules applicable to participants and beneficiaries in these plans vary according to the type of plan and the terms and conditions of the plan itself. Special favorable tax treatment may be available for certain types of contributions and distributions (including special rules for certain lump sum distributions to individuals who attained the age of 50 by January 1,
1986). Adverse tax consequences may result from contributions in excess of specified limits, distributions prior to age 59 1/2 (subject to certain exceptions), distributions that do not conform to specified minimum distribution rules and in certain other circumstances. Therefore, this discussion only provides general information about the use of Qualified Policies with the plans described below. Policyowners and participants under these plans, as well as Annuitants and Beneficiaries are cautioned that the rights of any person to any benefits under the plans may be subject to the terms and conditions of the plans themselves, regardless of the terms and conditions of the policy issued in connection with the plan. Purchasers of Qualified Policies should seek legal and tax advice regarding the suitability of the policy.

          (a) 403(b) Plans. Under Section 403(b) of the Code, payments made by public school systems and certain tax exempt organizations to purchase annuity policies for their employees are excludible from the gross income of the employee, subject to certain limitations. However, such payments may be subject to FICA (Social Security) taxes.

          Important Information Regarding Final Code Section 403(b) Regulations

          On July 26, 2007, the Department of the Treasury published final Code section 403(b) regulations that were largely effective on January 1, 2009. These comprehensive regulations include several new rules and requirements, such as a requirement that employers maintain their Code section 403(b) plans pursuant to a written plan. The final regulations, subsequent IRS guidance, and the terms of the written plan and/or the written information sharing agreement between the employer and NYLIAC may impose new restrictions on both new and existing Code section 403(b) TSA contracts, including restrictions on the availability of loans, distributions, transfers and exchanges, regardless of when a contract was purchased.

          Prior to the effective date of the final regulations, IRS guidance applicable to tax-free transfers and exchanges of Code section 403(b) TSA contracts or custodial accounts became effective September 25, 2007, replacing existing rules under IRS Revenue Ruling 90-24 previously applicable to such transfers and exchanges (a "90-24 transfer"). Under this guidance, transfers and exchanges (both referred to below as "transfers") are available only to the extent permitted under the employer's written Code section 403(b) plan.

          Transfers occurring after September 24, 2007 that do not comply with this guidance can result in the applicable contract becoming taxable on January 1, 2009, or the date of the transfer, whichever is later. If you make a transfer to a contract or custodial account that is not part of the employer's Code section 403(b) plan (other than a transfer to a different plan), and the contract provider and employer fail to enter into an information sharing agreement by January 1, 2009, the transfer would be considered a "failed" transfer, resulting in the applicable contract becoming subject to tax. Additional guidance issued by the IRS generally permits a failed transfer to be corrected no later than June 30, 2009, by re-transferring to a contract or custodial account that is part of the employer's Code section 403(b) plan and/or that is subject to an information-sharing agreement with the employer.

          In general, certain contracts originally established by a 90-24 transfer prior to September 25, 2007, are exempt (or grandfathered) from some of the requirements of the final regulations; provided that no salary reduction or other contributions have ever been made to such contracts, and that no additional transfers are made to such contracts on or after September 25, 2007. Further, contracts that are not grandfathered are generally required to be part of, and subject to the requirements of, an employer's written Code section 403(b) plan no later than by January 1, 2009.

          The new rules in the final regulations generally do not affect a participant's ability to transfer some or all of a Code section 403(b) TSA contract to a state-defined benefit plan to purchase service credits, where such a transfer is otherwise consistent with applicable rules and requirements and with the terms of the employer's plan.

          You should discuss with your tax advisor the final Code section 403(b) regulations and other applicable IRS guidance in order to determine the impact they may have on any existing Code section 403(b) TSA contracts that you may own and/or on any Code section 403(b) TSA contract that you may consider purchasing.

          (b) Individual Retirement Annuities. Sections 219 and 408 of the Code permit individuals or their employers to contribute to an individual retirement program known as an "Individual Retirement Annuity" or "IRA", including an employer-sponsored Simplified Employee Pension or "SEP". Individual Retirement Annuities are subject to limitations on the amount which may be contributed and deducted and the time when distributions may commence. In addition, distributions from certain other types of qualified plans may be placed into IRAs on a tax-deferred basis.

          (c) Roth Individual Retirement Annuities. Section 408A of the Code permits individuals with incomes below a certain level to contribute to an individual retirement program known as a "Roth Individual Retirement Annuity" or "Roth IRA." Roth IRAs are subject to limitations on the amount that may be contributed. Contributions to Roth IRAs are not deductible, but distributions from Roth IRAs that meet certain requirements are not included in gross income. Individuals generally may convert their existing non-Roth IRAs into Roth IRAs. Beginning in 2008, a direct rollover may also be made from an eligible retirement plan other than a non-Roth IRA (such as a qualified retirement plan, section 403(b) tax sheltered annuity, or eligible governmental section 457 plan) to a Roth IRA provided applicable requirements are met. Such conversions and rollovers will be subject to income tax at the time of conversion or rollover.

          (d) Inherited IRAs. This policy may also be issued as an inherited IRA if, after the death of the owner of an IRA, the named Beneficiary (other than the IRA owner's spouse) directs that the IRA death proceeds be transferred to a new policy issued as an Inherited IRA. Beginning in 2007, a non-spouse beneficiary of an eligible retirement plan (such as a qualified retirement plan, section 403(b) tax sheltered annuity, or eligible governmental section 457 plan) may, if all applicable requirements are met, directly rollover a distribution from such plan into an Inherited IRA. The named Beneficiary of the original IRA policy or eligible retirement plan (as the case may be) will become the Annuitant under the Inherited IRA and may generally exercise all rights under the Inherited IRA policy, including the right to name his or her own Beneficiary in the event of death.

          Special tax rules apply to an Inherited IRA. The tax law does not permit additional premiums to be contributed to an Inherited IRA policy. Also, in order to avoid certain income tax penalties, a Required Minimum Distribution (RMD) must be withdrawn each year from an inherited IRA policy. The first RMD must be taken on or before December 31 of the calendar year following the year of the original IRA owner's or eligible retirement plan participants' death. The tax penalty equals 50% of the excess of the RMD amount over the amounts, if any, actually withdrawn from the Inherited IRA during the calendar year.

          (e) SIMPLE IRAs. SIMPLE IRAs permit certain small employers to establish SIMPLE IRA plans as provided by Section 408(p) of the Code, under which employees may elect to defer to a Simple IRA a percentage of compensation up to $11,500 for 2011 (and thereafter, adjusted for cost-of-living increases in accordance with the Code). Employees who attain age 50 or over by the end of the relevant calendar year may also elect to make an additional catch-up contribution. Such additional contribution may be up to $2,500 for 2011 (and thereafter adjusted for cost-of-living increases in accordance with the Code). The sponsoring employer is generally required to make matching or non-elective contributions on behalf of employees. Distributions from SIMPLE IRAs are subject to the same restrictions that apply to IRA distributions and are taxed as ordinary income. Subject to certain exceptions, distributions prior to age 59 1/2 are subject to a 10% penalty tax, which is increased to 25% if the distribution occurs within the first two years after the commencement of the employee's participation in the SIMPLE IRA plan. All references in this Prospectus to the 10% penalty tax should be read to include this limited 25% penalty tax if your Qualified Policy is used as a SIMPLE IRA.

     The Qualified Policies are subject to the required minimum distribution ("RMD") rules under Code section 401(a)(9) and the regulations issued thereunder. Under these rules, generally, distributions under your Qualified Policy must begin no later than the beginning date required by the Internal Revenue Service ("IRS"). The beginning date is determined by the type of Qualified Policy that you own. For each calendar year that an RMD is not timely made, a 50% excise tax is imposed on the amount that should have been distributed, but was not.

     Unless the distributions are made in the form of an annuity that complies with Code section 401(a)(9) and the regulations issued thereunder, the minimum amount required to be distributed for each calendar year is generally determined by dividing the value of the Qualified Policy as of the end of the prior calendar year by the applicable distribution period (determined under IRS tables).

     Beginning in 2006, regulations under Code section 401(a)(9) provide a new method for calculating the amount of RMDs from Qualified Policies. Under these regulations, during the accumulation phase of the Qualified Policy, the actuarial present value of certain additional benefits provided under the policy (such as guaranteed death benefits) must be taken into account in calculating the value of the Qualified Policy for purposes of determining the annual RMD for the Qualified Policy. As a result, under these regulations, it is possible that, after taking account of the value of such benefits, there may not be sufficient Accumulation Value to satisfy the applicable RMD requirement. This generally will depend on the investment performance of your policy. You may need to satisfy such RMD from other tax-qualified plans that you own. Your should consult with your tax advisor regarding these requirements and the implications of purchasing any riders or other benefits in connection with your Qualified Policy.


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

TAXATION OF DEATH BENEFITS

     The tax treatment of amounts distributed from your contract upon the death of the policyowner or annuitant depends on whether the policyowner or annuitant dies before or after the Annuity Commencement Date. If death occurs prior to the Annuity Commencement Date, and the Beneficiary receives payments under an annuity payout option, the benefits are generally taxed in the manner described above for annuity payouts. If the benefits are received in a lump sum, they are taxed to the extent they exceed the remaining investment in the contract. If death occurs after the Annuity Commencement Date, amounts received by the Beneficiary are not taxed until they exceed the remaining investment in the contract.

                   DISTRIBUTION AND COMPENSATION ARRANGEMENTS

     NYLIFE Distributors LLC (NYLIFE Distributors), the underwriter and distributor of the policies, is registered with the SEC and the Financial Industry Regulatory Authority, Inc. (FINRA) as a broker-dealer. The firm is an indirect wholly-owned subsidiary of New York Life, and an affiliate of NYLIAC. Its principal business address is 169 Lackawanna Avenue, Parsippany, New Jersey 07054.

     The policies are sold by registered representatives of NYLIFE Securities, LLC ("NYLIFE Securities"), a broker-dealer that is an affiliate of NYLIFE Distributors. Your registered representative is also a licensed insurance agent with New York Life. He or she may be qualified to offer other forms of life insurance, annuities, and other investment products. In certain circumstances, NYLIFE Securities registered representatives can sell both products manufactured and issued by New York Life or its affiliates and products provided by other companies.

     The selling broker-dealer, and in turn your registered representative, will receive compensation for selling you this policy or any other investment product. Compensation may consist of commissions, asset-based compensation, allowances for expenses, and other compensation programs. The amount of compensation received by your registered representative will vary depending on the policy that he or she sells, on sales production goals, and on the specific payment arrangements of the relevant broker-dealer. Differing compensation arrangements have the potential to influence the recommendation made by your registered representative or broker-dealer.

     The maximum commission paid to broker-dealers who have entered into dealer arrangements with NYLIFE Distributors is typically 6.25% of all premiums received.

     The total commissions paid for New York Life Premier Variable Annuity policies during the fiscal years ended December 31, 2010 and 2009 were $17,576,880 and $5,215,873, respectively.

     New York Life also has other compensation programs where registered representatives, managers, and employees involved in the sales process receive additional compensation related to the sale of products manufactured and issued by New York Life or its affiliates. NYLIFE Securities registered representatives who are members of the General Office management team receive compensation based on a number of incentive programs designed to compensate for education, supervision, training, and recruiting of agents.

     NYLIFE Securities registered representatives can qualify to attend New York Life-sponsored educational, training, and development conferences based on the sales they make of life insurance, annuities, and investment products during a particular twelve-month period. In addition, qualification for recognition programs sponsored by New York Life depends on the sale of products manufactured and issued by New York Life or its affiliates.

                                  VOTING RIGHTS

     The Funds are not required to and typically do not hold routine annual stockholder meetings. Special stockholder meetings will be called when necessary. To the extent required by law, NYLIAC will vote the Eligible Portfolio shares held in the Investment Divisions at special shareholder meetings of the Funds in accordance with instructions We receive from persons having voting interests in the corresponding Investment Division. If, however, the federal securities laws are amended, or if NYLIAC's present interpretation should change, and as a result, NYLIAC determines that it is allowed to vote the Eligible Portfolio shares in its own right, We may elect to do so.

     Prior to the Annuity Commencement Date, you hold a voting interest in each Investment Division to which you have money allocated. We will determine the number of votes which are available to you by dividing the Accumulation Value attributable to an Investment Division by the net asset value per share of the applicable Eligible Portfolios. We will calculate the number of votes which are available to you separately for each Investment Division. We will determine that number by applying your percentage interest, if any, in a particular Investment Division to the total number of votes attributable to the Investment Division.

     We will determine the number of votes of the Eligible Portfolio which are available as of the date established by the Portfolio of the relevant Fund. Voting instructions will be solicited by written or electronic communication prior to such meeting in accordance with procedures established by the relevant Fund.

     If We do not receive timely instructions, We will vote those shares in proportion to the voting instructions which are received with respect to all policies participating in that Investment Division. As a result, a small number of policyholders may control the outcome of the vote. We will apply voting instructions to abstain on any item to be voted upon on a pro rata basis to reduce the votes eligible to be cast. Each person having a voting interest in an Investment Division will receive proxy material, reports and other materials relating to the appropriate Eligible Portfolio.

                            TABLE OF CONTENTS FOR THE
                    STATEMENT OF ADDITIONAL INFORMATION (SAI)

     The SAI contains more details concerning the subjects discussed in this Prospectus. The following is the Table of Contents for the SAI:

                                                                                  PAGE
                                                                                  ----
THE POLICIES....................................................................     2
     Valuation of Accumulation Units............................................     2
ANNUITY PAYMENTS................................................................     2
GENERAL MATTERS.................................................................     2
FEDERAL TAX MATTERS.............................................................     3
     Taxation of New York Life Insurance and Annuity Corporation................     3
     Tax Status of the Policies.................................................     3
SAFEKEEPING OF SEPARATE ACCOUNT ASSETS..........................................     4
STATE REGULATION................................................................     4
RECORDS AND REPORTS.............................................................     4
LEGAL PROCEEDINGS...............................................................     4
FINANCIAL STATEMENTS............................................................     5
OTHER INFORMATION...............................................................     5
NYLIAC AND SEPARATE ACCOUNT FINANCIAL STATEMENTS................................   F-1



How to obtain a New York Life Premier Annuity Statement of Additional
                                  Information.

 The New York Life Premier Variable Annuity Statement of Additional Information is posted on Our website, www.newyorklife.com. For a paper copy of the Statement of Additional Information, call (800) 598-2019 or send this request form to:

                           NYLIAC Variable Products Service Center
                           Madison Square Station
                           P.O. Box 922
                           New York, New York 10159

--------------------------------------------------------------------------------

Please send me a New York Life Premier Variable Annuity Statement of Additional
                                   Information
                                dated May 1, 2011

---------------------------------------------------------------------------
Name

---------------------------------------------------------------------------
Address

---------------------------------------------------------------------------
City                                  State                      Zip

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

                                   APPENDIX 1

                          PROSPECTUS DATED MAY 1, 2011

     NYLIAC offers an individual single premium version of the New York Life Premier Variable Annuity policy in Mississippi and Washington. This Appendix modifies the May 1, 2011 Prospectus for the policies to describe the single premium version of the policies.

     All capitalized terms have the same meaning as those in the Prospectus.

     The principal differences between the single premium version and the flexible premium version of the policies is that under the single premium policies you can make only one premium payment.

     Accordingly, for single premium policies, the prospectus is amended in the following respects:

I. SINGLE PREMIUM ONLY

     When reading this Appendix together with the Prospectus, keep in mind that only one premium payment is permitted under the single premium policies and only one Breakpoint Credit (if applicable) will be applied to such premium payment. Exceptions to this rule apply only in cases where part of your purchase payment is funded from another source, such as 1035 exchange, rollover, or transfer from an institution. In such cases, We may receive parts of your purchase payment on different business days.

     Accordingly, except in the circumstances described above, all references throughout the prospectus to premium payments in the plural (and any Breakpoint Credit(s) thereon) should be read to mean the singular. Further, references to allocations of premium payments (and any Breakpoint Credit(s) thereon) should be read to mean an allocation of the premium or any portion thereof (and any Breakpoint Credit(s) thereon). Naturally, any features or services that relate to multiple premium payments are not applicable to the single premium policy.

     Replace all references to "Payment Year" throughout the Prospectus with "Policy Year," and delete the definition of "Payment Year."

II. MAINTENANCE OF POLICY VALUE

     Replace the paragraph under question "7." and under "DISTRIBUTIONS UNDER THE POLICY--OUR RIGHT TO CANCEL" with the following:

          If a partial withdrawal, together with any surrender charges, would reduce the Accumulation Value of your policy such that it would provide for Income Payments of less than $20 per month on the Annuity Commencement Date, We reserve the right to terminate your policy. We will notify you of Our intention to exercise this right 90 days prior to terminating your policy. If We terminate your policy, We will pay you the Accumulation Value of your policy in one lump sum.

     Replace the heading of question "7." with: "7. MAY WE TERMINATE YOUR
POLICY?"

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

                       STATEMENT OF ADDITIONAL INFORMATION
                                   MAY 1, 2011
                                       FOR
                     NEW YORK LIFE PREMIER VARIABLE ANNUITY
                                      FROM
                 NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
                            (A DELAWARE CORPORATION)
                           51 MADISON AVENUE, ROOM 251
                            NEW YORK, NEW YORK 10010
                                  INVESTING IN
                  NYLIAC VARIABLE ANNUITY SEPARATE ACCOUNT-III
                   NYLIAC VARIABLE ANNUITY SEPARATE ACCOUNT-IV

     This Statement of Additional Information ("SAI") is not a prospectus. This SAI contains information that expands upon subjects discussed in the current New York Life Premier Variable Annuity Prospectus. You should read the SAI in conjunction with the current New York Life Premier Variable Annuity Prospectus dated May 1, 2011. You may obtain a copy of the Prospectus by calling NYLIAC at
(800) 598-2019 or writing to NYLIAC Variable Products Service Center, Madison Square Station, P.O. Box 922, New York, NY 10159. Terms used but not defined in this SAI have the same meaning as in the current New York Life Premier Variable Annuity Prospectus.

     In some states, NYLIAC offers an individual single premium version of the Policies. Appendix 1 of this SAI modifies this SAI to describe the single premium version of the policies.

                                TABLE OF CONTENTS

                                                                                  PAGE
                                                                                  ----
THE POLICIES....................................................................     2
     Valuation of Accumulation Units............................................     2
ANNUITY PAYMENTS................................................................     2
GENERAL MATTERS.................................................................     2
FEDERAL TAX MATTERS.............................................................     3
     Taxation of New York Life Insurance and Annuity Corporation................     3
     Tax Status of the Policies.................................................     3
SAFEKEEPING OF SEPARATE ACCOUNT ASSETS..........................................     4
STATE REGULATION................................................................     4
RECORDS AND REPORTS.............................................................     4
LEGAL PROCEEDINGS...............................................................     4
FINANCIAL STATEMENTS............................................................     5
OTHER INFORMATION...............................................................     5
NYLIAC AND SEPARATE ACCOUNT FINANCIAL STATEMENTS................................   F-1

                                  THE POLICIES

     The following provides additional information about the policies and supplements the description in the Prospectus.

     VALUATION OF ACCUMULATION UNITS

     Accumulation Units are valued separately for each Investment Division of the Separate Account. The method used for valuing Accumulation Units in each Investment Division is the same. We arbitrarily set the value of each Accumulation Unit as of the date operations began for the Investment Division. Thereafter, the value of an Accumulation Unit of an Investment Division for any Business Day equals the value of an Accumulation Unit in that Investment Division as of the immediately preceding Business Day multiplied by the "Net Investment Factor" for that Investment Division for the current Business Day.

     We determine the Net Investment Factor for Accumulation Value Based M&E Charge (Separate Account-III) policies for each Investment Division for any period from the close of the preceding Business Day to the close of the current Business Day (the "Valuation Period") by the following formula:

                                    (a/b) - c

Where: a = the result of:

            (1) the net asset value per share of the Eligible Portfolio shares held in the Investment Division determined at the end of the current Valuation Period, plus

            (2) the per share amount of any dividend or capital gain distribution made by the Eligible Portfolio for shares held in the Investment Division if the "ex-dividend" date occurs during the current Valuation Period;

       b = the net asset value per share of the Eligible Portfolio shares held in the Investment Division determined as of the end of the immediately preceding Valuation Period; and

       c = the daily Mortality and Expense Risk and Administrative Costs charge, which is 1/365th* of the annual Mortality and Expense Risk and Administrative Costs Charge shown on the Policy Data Page.

          *  In a leap year, this calculation is based on 366 days.

     In each case, the Net Investment Factor for Premium Based M&E Charge (Separate Account-IV) policies is determined by the following formula:

                                      (a/b)
Where: a = the result of:

               (1) the net asset value per share of the Eligible Portfolio shares held in the Investment Division determined at the end of the current Valuation Period, plus

               (2) the per share amount of any dividend or capital gain distribution made by the Eligible Portfolio for shares held in the Investment Division if the "ex-dividend" date occurs during the current Valuation Period;

       b = is the net asset value per share of the Eligible Portfolio shares held in the Investment Division determined as of the end of the immediately preceding Valuation Period.

     In each case, the Net Investment Factor may be greater or less than one. Therefore, the value of an Accumulation Unit in an Investment Division may increase or decrease from Valuation Period to Valuation Period.

                                ANNUITY PAYMENTS

     We will make equal annuity payments each month under the Life Income Payment Option during the lifetime of the Annuitant. Once payments begin, they do not change and are guaranteed for 10 years even if the Annuitant dies sooner. If the Annuitant dies before all guaranteed payments have been made, the rest will be made to the Beneficiary. We may require that the payee submit proof of the Annuitant's survivorship as a condition for future payments beyond the 10-year guaranteed payment period.

     On the Annuity Commencement Date, We will determine the Accumulation Value of your policy and use that value to calculate the amount of each annuity payment. We determine each annuity payment by applying the Accumulation Value, less any premium taxes, to the annuity factors specified in the annuity table set forth in the policy. Those factors are based on a set amount per $1,000 of proceeds applied. The appropriate rate must be determined by the gender (except where, as in the case of certain Qualified Policies and other employer-sponsored retirement plans, such classification is not permitted), date of application and age of the Annuitant. The dollars applied are then divided by 1,000 and the result multiplied by the appropriate annuity factor from the table to compute the amount of the each monthly annuity payment.

                                 GENERAL MATTERS

     NON-PARTICIPATING. The policies are non-participating. Dividends are not paid.

     MISSTATEMENT OF AGE OR GENDER. If the Annuitant's stated age and/or gender in the policy are incorrect, NYLIAC will change the benefits payable to those which the premium payments would have purchased for the correct age and gender. Gender is not a factor when annuity benefits are based on unisex annuity payment rate tables. (See "Income Payments--Election of Income Payment Options" in the Prospectus.) If We made payments based on incorrect age or gender, We will increase or reduce a later payment or payments to adjust for the error. Any adjustment will include interest, at 3.5% per year, from the date of the wrong payment to the date the adjustment is made.

     ASSIGNMENTS. If permitted by the plan or by law for the plan indicated in the application for the policy, you may assign your interest in a Non-Qualified Policy or any interest in it prior to the Annuity Commencement Date and during the Owner's lifetime. In order to effect an assignment of all or any part of your interest in a Non-Qualified Policy prior to the Annuity Commencement Date and during the Owner's lifetime, you must send a duly executed instrument of assignment to VPSC at one of the addresses listed in Question 15 of the Prospectus. NYLIAC will not be deemed to know of an assignment unless it receives a copy of a duly executed instrument evidencing such assignment. Further, NYLIAC assumes no responsibility for the validity of any assignment. (See "Federal Tax Matters--Taxation of Annuities in General" of the Prospectus.)

     MODIFICATION. NYLIAC may not modify the policy without your consent except to make the policy meet the requirements of the Investment Company Act of 1940, or to make the policy comply with any changes in the Code or as required by the Code in order to continue treatment of the policy as an annuity, or by any other applicable law.

     INCONTESTABILITY. We rely on statements made in the application. They are representations, not warranties. We will not contest the policy after it has been in force during the lifetime of the Annuitant for two years from the Policy Date.

                               FEDERAL TAX MATTERS

     TAXATION OF NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION

     NYLIAC is taxed as a life insurance company. Because the Separate Account is not an entity separate from NYLIAC, and its operations form a part of NYLIAC, it will not be taxed separately as a "regulated investment company" under Subchapter M of the Code. As a result, NYLIAC takes into account applicable tax attributes of the assets of the Separate Account on its corporate income tax return, including corporate dividends received deductions and foreign tax credits that may be produced by assets of the Separate Account. Investment income and realized net capital gains on the assets of the Separate Account are reinvested and are taken into account in determining the Accumulation Value. As a result, such investment income and realized net capital gains are automatically retained as part of the reserves under the policy. Under existing federal income tax law, NYLIAC believes that Separate Account investment income and realized net capital gains should not be taxed to the extent that such income and gains are retained as part of the tax-deductible reserves under the policy.

     TAX STATUS OF THE POLICIES

     Section 817(h) of the Code requires that the investments of the Separate Account must be "adequately diversified" in accordance with Treasury regulations in order for the policies to qualify as annuity contracts under Section 72 of the Code. The Separate Account intends to comply with the diversification requirements prescribed by the Treasury under Treasury Regulation Section 1.817-5.

     To comply with regulations under Section 817(h) of the Code, the Separate Account is required to diversify its investments, so that on the last day of each quarter of a calendar year, no more than 55% of the value of its assets is represented by any one investment, no more than 70% is represented by any two investments, no more than 80% is represented by any three investments, and no more than 90% is represented by any four investments. For this purpose, securities of a single issuer are treated as one investment and each U.S. Government agency or instrumentality is treated as a separate issuer. Any security issued, guaranteed, or insured (to the extent so guaranteed or insured) by the U.S. Government or an agency or instrumentality of the U.S. Government is treated as a security issued by the U.S. Government or its agency or instrumentality, whichever is applicable.

     Although the Treasury Department has issued regulations on the diversification requirements, such regulations do not provide guidance concerning the extent to which policyowners may direct their investments to particular subaccounts of a separate account, or the permitted number of such subaccounts. It is unclear whether additional guidance in this regard will be issued in the future. It is possible that if such guidance is issued, the policy may need to be modified to comply with such additional guidance. For these reasons, NYLIAC reserves the right to modify the policy as necessary to attempt to prevent the policyowner from being considered the owner of the assets of the Separate Account or otherwise to qualify the policy for favorable tax treatment.

     The Code also requires that non-qualified annuity contracts contain specific provisions for distribution of the policy proceeds upon the death of any policyowner. In order to be treated as an annuity contract for federal income tax purposes, the Code requires that such policies provide that (a) if any policyowner dies on or after the Annuity Commencement Date and before the entire interest in the policy has been distributed, the remaining portion must be distributed at least as rapidly as under the method in effect on the policyowner's death; and (b) if any policyowner dies before the Annuity Commencement Date, the entire interest in the policy must generally be distributed within 5 years after the policyowner's date of death. For policies owned by a grantor trust, all of whose grantors are individuals, these distribution requirements apply at the death of any grantor. These requirements will be considered satisfied if the entire interest of the policy is used to purchase an immediate annuity under which payments will begin within one year of the policyowner's death and will be made for the life of the Beneficiary or for a period not extending beyond the life expectancy of the Beneficiary. If the Beneficiary is the policyowner's surviving spouse (as defined under Federal law), the Policy may be continued with the surviving spouse as the new policyowner. If the policyowner is not a natural person, these "death of Owner" rules apply when the primary Annuitant dies or is changed. Non-Qualified Policies contain provisions intended to comply with these requirements of the Code. No regulations interpreting these requirements of the Code have yet been issued and thus no assurance can be given that the provisions contained in these policies satisfy all such Code requirements. The provisions contained in these policies will be reviewed and modified if necessary to assure that they comply with the Code requirements when clarified by regulation or otherwise.

     Withholding of federal income taxes on the taxable portion of all distributions may be required unless the recipient elects not to have any such amounts withheld and properly notifies NYLIAC of that election. Different rules may apply to United States citizens or expatriates living abroad. In addition, some states have enacted legislation requiring withholding.

     Even if a recipient elects no withholding, special rules may require NYLIAC to disregard the recipient's election if the recipient fails to supply NYLIAC with a "TIN" or taxpayer identification number (social security number for individuals) or if the Internal Revenue Service notifies NYLIAC that the TIN provided by the recipient is incorrect.

                     SAFEKEEPING OF SEPARATE ACCOUNT ASSETS

     NYLIAC holds title to assets of the Separate Accounts. The assets are kept physically segregated and held separate and apart from NYLIAC's general corporate assets. Records are maintained of all purchases and redemptions of Eligible Portfolio shares held by each of the Investment Divisions.

                                STATE REGULATION

     NYLIAC is a stock life insurance company organized under the laws of Delaware, and is subject to regulation by the Delaware State Insurance Department. We file an annual statement with the Delaware Commissioner of Insurance on or before March 1 of each year covering the operations and reporting on the financial condition of NYLIAC as of December 31 of the preceding calendar year. Periodically, the Delaware Commissioner of Insurance examines the financial condition of NYLIAC, including the liabilities and reserves of the Separate Account.

     In addition, NYLIAC is subject to the insurance laws and regulations of all the states where it is licensed to operate. The availability of certain policy rights and provisions depends on state approval and/or filing and review processes. Where required by state law or regulation, the policies will be modified accordingly.

                               RECORDS AND REPORTS

     NYLIAC maintains all records and accounts relating to the Separate Account. As presently required by the federal securities laws, NYLIAC will mail to you at your last known address of record, at least semi-annually after the first Policy Year, reports containing information required under the federal securities laws or by any other applicable law or regulation. IT IS IMPORTANT THAT YOUR CONFIRMATION AND QUARTERLY STATEMENTS BE REVIEWED IMMEDIATELY TO ENSURE THAT THERE ARE NO ERRORS. IN ORDER TO CORRECT AN ERROR, YOU MUST CALL IT TO OUR ATTENTION WITHIN 15 DAYS OF THE DATE OF THE STATEMENT.

     IT IS IMPORTANT THAT YOU INFORM NYLIAC OF AN ADDRESS CHANGE SO THAT YOU CAN RECEIVE THESE POLICY STATEMENTS (SEE "HOW DO I CONTACT NYLIAC BY TELEPHONE OR BY THE INTERNET?" IN THE PROSPECTUS). IN THE EVENT YOUR STATEMENT IS RETURNED FROM THE US POSTAL SERVICE AS UNDELIVERABLE, WE RESERVE THE RIGHT TO SUSPEND MAILING FUTURE CORRESPONDENCE AND ALSO SUSPEND CURRENT TRANSACTION PROCESSING UNTIL AN ACCURATE ADDRESS IS OBTAINED. ADDITIONALLY, NO NEW SERVICE REQUESTS CAN BE PROCESSED UNTIL A VALID CURRENT ADDRESS IS PROVIDED.

                                LEGAL PROCEEDINGS

     NYLIAC is a defendant in lawsuits arising from its agency sales force, insurance (including variable contracts registered under the federal securities law) and/or other operations. Most of these actions seek substantial or unspecified compensatory and punitive damages. NYLIAC is from time to time involved in various governmental, administrative, and investigative proceedings and inquiries.

     Notwithstanding the uncertain nature of litigation and regulatory inquiries, the outcome of which cannot be predicted, NYLIAC believes that, after provisions made in the financial statements, the ultimate liability that could result from litigation and proceedings would not have a material adverse effect on NYLIAC's financial position; however, it is possible that settlements or adverse determinations in one or more actions or other proceedings in the future could have a material adverse effect on NYLIAC's operating results for a given year.

                              FINANCIAL STATEMENTS

     The consolidated balance sheet of NYLIAC as of December 31, 2010 and 2009, and the consolidated statements of income, of stockholder's equity and of cash flows for each of the three years in the period ended December 31, 2010 included in this SAI have been so included in reliance on the report of PricewaterhouseCoopers LLP, independent registered public accounting firm, given on the authority of said firm as experts in auditing and accounting. The Separate Account statement of assets and liabilities as of December 31, 2010 and the statements of operations and of changes in net assets and the financial highlights for each of the periods indicated in the financial statements have been so included in reliance on the report of PricewaterhouseCoopers LLP, independent registered public accounting firm, given on the authority of said firm as experts in auditing and accounting.

                                OTHER INFORMATION

     NYLIAC filed a registration statement with the Securities and Exchange Commission, under the Securities Act of 1933 as amended, with respect to the policies discussed in the Prospectus and this Statement of Additional Information. We have not included all of the information set forth in the registration statement, amendments and exhibits to the registration statement in the Prospectus and this Statement of Additional Information. We intend the statements contained in the Prospectus and this Statement of Additional Information concerning the content of the policies and other legal instruments to be summaries. For a complete statement of the terms of these documents, you should refer to the instruments filed with the Securities and Exchange Commission. The omitted information may be obtained at the principal offices of the Securities and Exchange Commission in Washington, D.C., upon payment of prescribed fees, or through the Commission's website at www.sec.gov.

                                   APPENDIX 1

                       STATEMENT OF ADDITIONAL INFORMATION

                                DATED MAY 1, 2011

     NYLIAC offers an individual single premium version of the Policies in Mississippi and Washington. This Appendix modifies the May 1, 2010 Statement of Additional Information ("SAI") for the policies to describe the single premium version of the Policies.

     When reading this Appendix together with the SAI, keep in mind that only one premium payment is permitted under the single premium policies and only one Breakpoint Credit (if applicable) will be credited to such premium payment. Exceptions to this rule apply only in cases where part of your purchase payment is funded from another source, such as a 1035 exchange, rollover, or transfer from an institution. In such cases, We may receive parts of your purchase payment on different business days.

     Accordingly, except in the circumstances described above, all references throughout the statement of additional information to premium payments in the plural (and any Breakpoint Credits thereon) should be read to mean the singular. Naturally, any features or services that relate to multiple premium payments are not applicable to the single premium policy.

                          Supplement dated May 1, 2011

                    to the Prospectuses dated May 1, 2011 for
                 NEW YORK LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY
               NEW YORK LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY II
                 NEW YORK LIFE COMPLETE ACCESS VARIABLE ANNUITY
                   NEW YORK LIFE PREMIER PLUS VARIABLE ANNUITY
                     NEW YORK LIFE PREMIER VARIABLE ANNUITY

                                  INVESTING IN
                NYLIAC VARIABLE ANNUITY SEPARATE ACCOUNT-III; AND
                   NYLIAC VARIABLE ANNUITY SEPARATE ACCOUNT-IV

This supplement amends the Prospectus for the New York Life Flexible Premium Variable Annuity, New York Life Flexible Premium Variable Annuity II, New York Life Complete Access, the New York Life Premier Plus Variable Annuity, and the New York Life Premier Variable Annuity policies ("policies"). You should read this information carefully and retain this supplement for future reference together with the prospectus(es). All capitalized terms have the same meaning as those included in the prospectuses.

This supplement only applies to Non-Qualified Policies issued to fund a Pension Plan. The purpose of this supplement is to modify the prospectuses to disclose the terms under which the policies will be issued to fund a Pension Plan qualified under Section 401(a) of the Internal Revenue Code of 1986 as amended
(Code). The main differences between the policies described in the May 1, 2010 prospectuses and policies issued to fund a Pension Plan, are that Non-Qualified Policies issued to fund a Pension Plan: (1) will have higher minimum initial and additional premium payments, (2) will not include the Unemployment Benefit Rider, and (3) cannot add the Enhanced Spousal Continuance Rider. Keeping this in mind, please note that the prospectuses for Non-Qualified Policies issued to fund a Pension Plan are modified as follows:

A. DEFINITIONS

1. Replace the definition of "Non-Qualified Policies" with the following:

          Non-Qualified Policies: Policies that are not available for use by individuals in connection with employee retirement plans that are intended to qualify for special federal income tax treatment under Sections 403(b), 408, 408A and 457 of the Code. Non-Qualified Policies include policies issued to other retirement plans or arrangements, including Pension Plans qualifying under Section 401(a) of the Code.

2. Replace the definition of "Qualified Policies" with the following:

          Qualified Policies: Policies for use by individuals under employee retirement plans that are intended to qualify for special federal income tax treatment under Sections 403(b), 408, 408A and 457 of the Code. Qualified Policies do not include policies issued to any other retirement plan or arrangement, including Pension Plans qualifying under Section 401(a) of the Code.

3. Add the following definition of "Pension Plan":

          Pension Plan: A retirement plan that is qualified under Section 401(a) of the Code.

B. QUESTIONS AND ANSWERS

1. For New York Life Variable Annuity, New York Life Premium Plus, New York Life Premium Plus II, New York Life Essentials, New York Life Elite, New York Life Premium Plus Elite, New York Life Access, New York Life Complete Access, New York Life Premier Plus and New York Life Premier policies, delete the first two sentences to "What are the minimum initial and maximum additional premium payments?" and replace them with the following:

          (a) for New York Life Complete Access policies:
              Unless We permit otherwise, the minimum initial premium for Non-Qualified Policies issued to fund a Pension Plan is $10,000. The minimum additional premium payment is $1,000 or such lower amount as We may permit at any time.

          (b) For New York Life Premier Plus and New York Life Premier policies:
              Unless We permit otherwise, the minimum initial premium for Non-Qualified Policies issued to fund a Pension Plan is $10,000. The minimum additional premium payment is $1,000 or such lower amount as We may permit at any time.

2. For New York Life Flexible Premium and New York Life Flexible Premium II policies, delete the first two sentences of the third full paragraph to the answer to "What are the minimum initial and maximum additional premium payments?" and replace them with the following:

          Unless We permit otherwise, the minimum initial premium for Non-Qualified Policies issued to fund a Pension Plan is $10,000. The minimum additional payment is $500 or such lower amount as We may permit at any time.

C. THE POLICIES -- Qualified and Non-Qualified Policies

1. Under the first paragraph of this section, delete the fourth sentence and replace the fifth sentence with the following:

          You may purchase a Qualified Policy for use with any one of the retirement plans listed below.

2. Under the next full paragraph that begins "If you are considering a Qualified Policy. . .," revise the first sentence to read:

          If you are considering a Qualified Policy or a Non-Qualified Policy issued to fund a Pension Plan, you should be aware that this annuity will fund a retirement plan that already provides for tax deferral under the Code.

D. THE POLICIES -- Policy Application and Premium Payments

1. For New York Life Complete Access, New York Life Premier Plus and New York Life Premier Variable Annuity policies, under the section entitled Policy Application and Premium Payments, delete the first two sentences of the fourth paragraph and replace them with the following:

          (a) for New York Life Complete Access policies:
              Unless We permit otherwise, the minimum initial premium for Non-Qualified Policies issued to fund a Pension Plan is $10,000. The minimum additional premium payment is $10,000 or such lower amount as We may permit at any time.

          (b) For New York Life Premier Plus and New York Life Premier policies:
              Unless We permit otherwise, the minimum initial premium for Non-Qualified Policies issued to fund a Pension Plan is $10,000. The minimum additional premium payment is $10,000 or such lower amount as We may permit at any time.

2. For New York Life Flexible Premium II policies, under the section entitled Policy Application and Premium Payments, delete the first two sentences of the fifth paragraph and replace them with the following:

          Unless We permit otherwise, the minimum initial premium for Non-Qualified Policies issued to fund a Pension Plan is $10,000. The minimum additional payment is $500 or such lower amount as We may permit at any time.

E. THE POLICIES -- Riders

1. For the New York Life Flexible Premium Variable Annuity, the New York Life Variable Annuity, the New York Life Premium Plus Variable Annuity, the New York Life Premium Plus II Variable Annuity, the New York Life Essentials Variable Annuity, the New York Life Elite Variable Annuity, the New York Life Premium Plus Elite Variable Annuity, the New York Life Premier Plus Variable Annuity and the New York Life Premier Variable Annuity policies, under the heading "Riders," delete the second sentence and replace the first sentence with the following:

          At no additional charge, We include a Living Needs
          Benefit/Unemployment Benefit Rider. The Unemployment Benefit portion of the rider is not available for Non-Qualified Policies issued to fund a Pension Plan.

2. Under the heading "Riders - Enhanced Beneficiary Benefit Rider (optional)," delete the eighth full paragraph and replace it with the following:

          There will be no payment under the EBB Rider if, on the date We calculate the EBB: 1) there is no Gain, 2) the policy's Accumulation Value is less than your premium payments made and not previously withdrawn, or 3) the rider has ended or terminated. The EBB Rider will end on the earliest of the following: 1) on the Annuity Commencement Date, 2) if you surrender the policy or 3) if you transfer ownership of the policy. You cannot cancel this rider without surrendering your policy.

3. Under the section "Riders," delete the heading "Enhanced Spousal Continuance Rider (optional)" and the four paragraphs of disclosure under that heading.

--------------------------------------------------------------------------------

                 New York Life Insurance and Annuity Corporation
                                51 Madison Avenue
                            New York, New York 10010

                          PROSPECTUS DATED MAY 1, 2011
                                       FOR
                   NEW YORK LIFE PREMIER PLUS VARIABLE ANNUITY
                                      FROM
                 NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
                            (A DELAWARE CORPORATION)
                          51 MADISON AVENUE, ROOM 251,
                            NEW YORK, NEW YORK 10010
                                  INVESTING IN
                  NYLIAC VARIABLE ANNUITY SEPARATE ACCOUNT-III
                   NYLIAC VARIABLE ANNUITY SEPARATE ACCOUNT-IV

     This Prospectus describes the individual flexible premium New York Life Premier Plus Variable Annuity policies issued by New York Life Insurance and Annuity Corporation (NYLIAC). We designed these policies to assist individuals with their long-term retirement planning or other long-term needs. You can use these policies with retirement plans that do or do not qualify for special federal income tax treatment. The policies offer flexible premium payments, access to your money through partial withdrawals (some withdrawals may be subject to a surrender charge and/or tax penalty), a choice of when Income Payments commence, and a guaranteed death benefit if the owner dies before Income Payments have commenced.

     NYLIAC will apply a Premium Credit to your premium payments. (See "PREMIUM CREDIT.") Fees and charges for a policy with a Premium Credit may be higher than those for other policies and, over time, the amount of the Premium Credit may be more than offset by those higher charges.

     NYLIAC offers an individual single premium version of the policies in some states. Appendix 1 of this Prospectus modifies the May 1, 2011 Prospectus for the policies to describe the single premium version of the policies. The principal difference between the single premium version and the flexible premium version of the policies is that under the single premium policies you can only make one premium payment.

     You can choose to have the Mortality and Expense Risk and Administrative Costs Charge (M&E Charge) associated with your policy assessed based on either the Accumulation Value of the policy (which invests in Separate Account III) or the Adjusted Premium Payments (which invests in Separate Account IV). The M&E Charge assessed to your policy will be based on the option that you choose. You must choose your M&E Charge option prior to the issuance of the policy. Once the M&E Charge option is chosen it cannot be changed.

     For Accumulation Value based M&E Charge policies, the M&E Charge is assessed based on the Accumulation Value of the policy and will vary with fluctuations in the policy's Accumulation Value. For Premium based M&E Charge policies, in most jurisdictions, the M&E Charge is assessed based on the Adjusted Premium Payments and will not vary with fluctuations in the policy's Accumulation Value. Please see "TABLE OF FEES AND EXPENSES--Periodic Charges Other Than Fund Company Charges" for more information.

     Your premium payments accumulate on a tax-deferred basis. This means your earnings are not taxed until you take money out of your policy, which can be done in several ways. You can split your premium payments among a Fixed Account(1), Our Dollar Cost Averaging programs, and the Investment Divisions listed below.

  -  MainStay VP Balanced -- Service Class
  -  MainStay VP Bond -- Service Class
  -  MainStay VP Cash Management
  -  MainStay VP Common Stock -- Service Class
  -  MainStay VP Conservative
       Allocation -- Service Class
  -  MainStay VP Convertible -- Service Class
  -  MainStay VP Flexible Bond
       Opportunities -- Service Class
  -  MainStay VP Floating Rate -- Service Class
  -  MainStay VP Government -- Service Class
  -  MainStay VP Growth Allocation -- Service
       Class
  -  MainStay VP Growth Equity -- Service Class
  -  MainStay VP High Yield Corporate
       Bond -- Service Class
  -  MainStay VP ICAP Select Equity -- Service
       Class
  -  MainStay VP Income Builder -- Service Class
  -  MainStay VP International Equity -- Service
       Class
  -  MainStay VP Large Cap Growth -- Service
       Class
  -  MainStay VP Mid Cap Core -- Service Class
  -  MainStay VP Moderate Allocation -- Service
       Class
  -  MainStay VP Moderate Growth
       Allocation -- Service Class
  -  MainStay VP S&P 500 Index -- Service Class
  -  MainStay VP U.S. Small Cap -- Service Class
  -  BlackRock(R) Global Allocation V.I.
       Fund -- Class III Shares
  -  Calvert VP SRI Balanced Portfolio
  -  Columbia Variable Portfolio -- Small Cap
       Value Fund -- Class 2
  -  Dreyfus IP Technology Growth -- Service
       Shares
  -  Fidelity(R) VIP Contrafund(R) -- Service
       Class 2
  -  Fidelity(R) VIP Equity-Income -- Service
       Class 2
  -  Fidelity(R) VIP Mid Cap -- Service Class 2
  -  Janus Aspen Balanced Portfolio -- Service
       Shares
  -  Janus Aspen Worldwide Portfolio -- Service
       Shares
  -  MFS(R) Investors Trust Series -- Service
       Class
  -  MFS(R) Research Series -- Service Class
  -  MFS(R) Utilities Series -- Service Class
  -  Neuberger Berman AMT Mid-Cap Growth
       Portfolio -- Class S
  -  PIMCO Real Return Portfolio -- Advisor Class
  -  Royce Micro-Cap Portfolio -- Investment
       Class
  -  Royce Small-Cap Portfolio -- Investment
       Class
  -  T. Rowe Price Equity Income Portfolio II
  -  UIF Emerging Markets Equity
       Portfolio -- Class II
  -  Van Eck VIP Global Hard Assets
  -  Victory VIF Diversified Stock -- Class A
       Shares




----------
       (1) THE FIXED ACCOUNT IS NOT AVAILABLE FOR POLICIES ISSUED IN THE STATE OF NEW YORK.

     WE DO NOT GUARANTEE THE INVESTMENT PERFORMANCE OF THE INVESTMENT DIVISIONS. DEPENDING ON CURRENT MARKET CONDITIONS, YOU CAN MAKE OR LOSE MONEY IN ANY OF THE INVESTMENT DIVISIONS.

     You should read this Prospectus carefully before investing and keep it for future reference. This Prospectus is not valid unless it is accompanied by the current prospectuses for the MainStay VP Funds Trust, the BlackRock Variable Series Funds, Inc., the Calvert Variable Series, Inc., the Columbia Funds Variable Insurance Trust, the Dreyfus Investment Portfolios, the Fidelity Variable Insurance Products Fund, the Janus Aspen Series, the MFS(R) Variable Insurance Trust(SM), the Neuberger Berman Advisers Management Trust, the PIMCO Variable Insurance Trust, the Royce Capital Fund, the T. Rowe Price Equity Series, Inc., the Universal Institutional Funds, Inc., Van Eck VIP Trust, and the Victory Variable Insurance Funds (the "Funds," and each individually, a "Fund"). Each Investment Division invests in shares of a corresponding Fund portfolio. Please contact Us at (800) 598-2019, or your registered representative if you do not have the accompanying book of underlying fund prospectuses.

     To learn more about the policies, you can obtain a copy of the Statement of Additional Information (SAI) dated May 1, 2011. The SAI has been filed with the Securities and Exchange Commission (SEC) and is incorporated by reference into this Prospectus. The table of contents for the SAI appears at the end of this Prospectus. For a free copy of the SAI, call Us at (800) 598-2019 or write to Us at the address noted above. The SEC maintains a website (http://www.sec.gov) that contains the SAI and other information that is filed electronically with the SEC.

     THE SEC HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ADEQUACY OR ACCURACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

     THE POLICIES INVOLVE RISKS, INCLUDING POTENTIAL LOSS OF PRINCIPAL INVESTED. THE POLICIES ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK, AND ARE NOT FEDERALLY INSURED BY THE FDIC, THE FEDERAL RESERVE BOARD, OR ANY OTHER AGENCY.

                      (THIS PAGE INTENTIONALLY LEFT BLANK)

                                TABLE OF CONTENTS


                                          PAGE
                                          ----
DEFINITIONS.............................     3
TABLE OF FEES AND EXPENSES..............     5
QUESTIONS AND ANSWERS ABOUT NEW YORK
  LIFE PREMIER PLUS VARIABLE ANNUITY....    10
  How Do I Contact NYLIAC?..............    15
FINANCIAL STATEMENTS....................    16
CONDENSED FINANCIAL INFORMATION.........    17
NEW YORK LIFE INSURANCE AND ANNUITY
  CORPORATION AND THE SEPARATE ACCOUNT..    21
  New York Life Insurance and Annuity
     Corporation........................    21
  The Separate Account..................    21
  The Portfolios........................    21
  Additions, Deletions, or Substitutions
     of Investments.....................    24
  Reinvestment..........................    25
THE POLICIES............................    25
  Selecting the Variable Annuity That's
     Right for You......................    25
  Qualified and Non-Qualified Policies..    26
  Policy Application and Premium
     Payments...........................    27
  Tax-Free Section 1035 Exchanges.......    27
  Payments Returned for Insufficient
     Funds..............................    28
  Premium Credit........................    28
  Your Right to Cancel ("Free Look")....    29
  Issue Ages............................    29
  Transfers.............................    29
  Limits on Transfers...................    30
  Speculative Investing.................    32
  Virtual Service Center and Interactive
     Voice Response System..............    32
  Dollar Cost Averaging (DCA) Programs..    33
     (a) Traditional Dollar Cost
         Averaging......................    34
     (b) The DCA Advantage Plan.........    35
  Automatic Asset Reallocation..........    35
  Interest Sweep........................    36
  Accumulation Period...................    36
     (a) Crediting of Premium Payments..    36
     (b) Valuation of Accumulation
         Units..........................    37
  Riders................................    37
     (a) Living Needs
         Benefit/Unemployment  Rider....    37
     (b) Living Needs Benefit Rider.....    38
     (c) Unemployment Benefit Rider.....    38
     (d) Investment Protection Plan
         Rider  (optional)..............    38
     (e) Enhanced Beneficiary Benefit
         Rider  (optional)..............    40
     (f) Enhanced Spousal Continuance
         Rider  (optional)..............    42
     (g) Upromise Account Rider
         (optional).....................    42
     (h) Annual Death Benefit Reset
         Rider  (optional)..............    43
     (i) Investment Protection Plan
         Rider/Annual Death Benefit
         Reset  Rider Package
         (optional).....................    44
     (j) Breakpoint Credit Rider........    44
  Policyowner Inquiries.................    45
  Records and Reports...................    45
CHARGES AND DEDUCTIONS..................    45
  Surrender Charges.....................    45
  Amount of Surrender Charge............    46
  Exceptions to Surrender Charges.......    46
  Other Charges.........................    46
     (a) Mortality and Expense Risk and
         Administrative Costs Charge....    46
     (b) Policy Service Charge..........    47
     (c) Investment Protection Plan
         Rider  Charge (optional).......    47
     (d) Rider Risk Charge Adjustment...    48
     (e)  Fund Charges..................    48
     (f)  Transfer Fees.................    48
     (g)  Enhanced Beneficiary Benefit
          Rider  Charge (optional)......    48
     (h)  Annual Death Benefit Reset
          Rider  Charge (optional)......    48
     (i)  Investment Protection Plan
          Rider/Annual Death Benefit
          Reset   Rider Package Charge
          (optional)....................    49
  Group and Sponsored Arrangements......    49
  Taxes.................................    49
DISTRIBUTIONS UNDER THE POLICY..........    49
  Surrenders and Withdrawals............    49
     (a) Surrenders.....................    50
     (b) Partial Withdrawals............    50
     (c) Periodic Partial Withdrawals...    50
     (d) Hardship Withdrawals...........    51
  Required Minimum Distribution Option..    51
  Our Right to Cancel...................    51
  Annuity Commencement Date.............    51
  Death Before Annuity Commencement.....    51
  Income Payments.......................    52
     (a) Election of Income Payment
         Options........................    52
     (b) Proof of Survivorship..........    52
  Delay of Payments.....................    52
  Designation of Beneficiary............    53
  Restrictions Under Code Section
     403(b)(11).........................    53
  Loans.................................    54
THE FIXED ACCOUNT.......................    54
     (a) Interest Crediting.............    55
     (b) Transfers to Investment
         Divisions......................    55
THE DCA ADVANTAGE PLAN ACCOUNT..........    56
FEDERAL TAX MATTERS.....................    56
  Introduction..........................    56
  Taxation of Annuities in General......    56
  3.8 Percent Tax on Certain Investment
     Income.............................    57
  Partial Section 1035 Exchanges........    58
  Qualified Policies....................    58
     (a) 403(b) Plans...................    58
     (b) Individual Retirement
         Annuities......................    59
     (c) Roth Individual Retirement
         Annuities......................    59
     (d) Inherited IRAs.................    59
     (e) SIMPLE IRAs....................    59
  Taxation of Death Benefits............    60
DISTRIBUTION AND COMPENSATION
  ARRANGEMENTS..........................    60
VOTING RIGHTS...........................    61
TABLE OF CONTENTS FOR THE STATEMENT OF
  ADDITIONAL INFORMATION................    62
APPENDIX 1..............................   A-1



     THIS PROSPECTUS IS NOT CONSIDERED AN OFFERING IN ANY STATE WHERE THE SALE OF THIS POLICY CANNOT LAWFULLY BE MADE. WE DO NOT AUTHORIZE ANY INFORMATION OR REPRESENTATIONS REGARDING THE OFFERING OTHER THAN AS DESCRIBED IN THIS PROSPECTUS OR IN ANY ACCOMPANYING SUPPLEMENT TO THIS PROSPECTUS OR IN ANY AUTHORIZED SUPPLEMENTAL SALES MATERIAL.

                                   DEFINITIONS

ACCUMULATION UNIT--An accounting unit We use to calculate the Variable Accumulation Value prior to the Annuity Commencement Date. Each Investment Division of the Separate Account has a distinct variable Accumulation Unit value.

ACCUMULATION VALUE--The sum of the Variable Accumulation Value, the Fixed Accumulation Value (if applicable), and the DCA Advantage Plan Accumulation Value of a policy.

ADJUSTED DEATH BENEFIT PREMIUM PAYMENTS--The total dollar amount of premium payments made under this Policy reduced by any Adjusted Death Benefit Premium Payment Proportional Withdrawals.

ADJUSTED DEATH BENEFIT PREMIUM PAYMENT PROPORTIONAL WITHDRAWAL--An amount equal to the amount withdrawn from this Policy (including any amount withdrawn that may include surrender charges), divided by this Policy's Accumulation Value immediately preceding the withdrawal, multiplied by the Adjusted Death Benefit Premium Payments immediately preceding the withdrawal.

ADJUSTED PREMIUM PAYMENT--The total dollar amount of premium payments made under the policy and allocated to the Investment Divisions and DCA Advantage Account reduced by any withdrawals and applicable surrender charges in excess of any gain in the policy.

ALLOCATION ALTERNATIVES--The Investment Divisions of the Separate Account and the Fixed Account.

ANNUITANT--The person named on the Policy Data Page and whose life determines the Income Payments.

ANNUITY COMMENCEMENT DATE--The date on which We are to make the first Income Payment under the policy.

BENEFICIARY--The person or entity having the right to receive the death benefit set forth in the policy and who is the "designated beneficiary" for purposes of
Section 72 of the Internal Revenue Code.

BUSINESS DAY--Generally, any day on which the New York Stock Exchange (NYSE) is open for trading. Our Business Day ends at 4:00 p.m. Eastern Time or the close of regular trading of the NYSE, if earlier.

CODE--The Internal Revenue Code of 1986, as amended.

CONSIDERATION--A premium payment, or a portion thereof and/or, if allowable, a transfer amount from an Investment Division to the Fixed Account.

DOLLAR COST AVERAGING (DCA) ADVANTAGE PLAN ACCOUNT--The 6-month DCA account used specifically for the DCA Advantage Plan.

DOLLAR COST AVERAGING (DCA) ADVANTAGE PLAN--A feature which permits automatic dollar cost averaging using the DCA Advantage Plan Account.

DOLLAR COST AVERAGING (DCA) ACCUMULATION VALUE--The sum of premium payments and any Premium Credits and/or Breakpoint Credits allocated to the DCA Advantage Plan Account, plus interest credited on those premium payments and any Premium Credits and/or Breakpoint Credits, less any transfers and partial withdrawals from the DCA Advantage Plan, and less any surrender charges and any policy service charges that may already have been assessed from the DCA Advantage Plan. The DCA Accumulation Value is supported by assets in NYLIAC's general account. These assets are subject to the claims of Our general creditors. The DCA Accumulation Value will never be less than the DCA Advantage Plan Account portion of the Nonforfeiture Value.

ELIGIBLE PORTFOLIOS (PORTFOLIOS)--The mutual fund portfolios of the Funds that are available for investment through the Investment Divisions of the Separate Account.

FIXED ACCOUNT--An account that is credited with a fixed interest rate which NYLIAC declares and is not part of the Separate Account. The Accumulation Value of the Fixed Account is supported by assets in NYLIAC's general account, which are subject to the claims of Our general creditors.

FIXED ACCUMULATION VALUE--The sum of premium payments and any Premium Credits and/or Breakpoint Credits and, if allowable, transfers allocated to the Fixed Account, plus interest credited on those premium payments and any Premium Credits and/or Breakpoint Credits and, if allowable, transfers, less any transfers and partial withdrawals from the Fixed Account, and less any surrender charges and any policy service charges deducted from the Fixed Account. The Fixed Accumulation Value will never be less than the Fixed Account portion of the Nonforfeiture Value.

INCOME PAYMENTS--Periodic payments NYLIAC makes after the Annuity Commencement Date.

INVESTMENT DIVISION--The variable investment options available with the policy. Each Investment Division invests exclusively in shares of a specified Eligible Portfolio.

NON-QUALIFIED POLICIES--Policies that are not available for use by individuals in connection with employee retirement plans intended to qualify for special federal income tax treatment under Sections 403(b), 408, and 408A of the Code. Non-Qualified Policies include policies issued for other retirement plans or arrangements, including plans qualifying under Section 401(a) of the Code.

NONFORFEITURE RATE--The rate used to calculate the Fixed Account and DCA Advantage Plan Nonforfeiture Values. This rate, as shown on the Policy Data Page, is equal to the lesser of: a) 3.00%, and b) a rate that is not less than 1.00% and determined by using the six-month average of the five-year Constant Maturity Treasury Rate reported by the Federal Reserve for December through May (for period beginning July 1) and June through November (for period beginning January 1), rounded to the nearest .05%, minus 1.25%.

NONFORFEITURE VALUE--The Nonforfeiture Value is equal to 87.50% of the Consideration(s) allocated to the Fixed Account and/or to the DCA Advantage Plan accumulated at the Nonforfeiture Rate since the Payment Date or transfer date, minus any amounts withdrawn or transferred from the Fixed Account and/or the DCA Advantage Account, with the remaining amount accumulated at the Nonforfeiture Rate since the date of withdrawal or transfer.

NYLIAC, WE, OUR OR US--New York Life Insurance and Annuity Corporation. All written service requests must be sent to the NYLIAC Variable Products Service Center ("VPSC") at one of the addresses listed in Question 16 of the section of the Prospectus entitled, "QUESTIONS AND ANSWERS ABOUT NEW YORK LIFE PREMIER PLUS VARIABLE ANNUITY."

PAYMENT DATE--The Business Day on which We receive a premium payment at the address specified in this Prospectus to receive such payment.

PAYMENT YEAR(S)--With respect to any premium payment, the year(s) beginning on the date such premium payment is made to the policy.

POLICY ANNIVERSARY--An anniversary of the Policy Date shown on the Policy Data Page.

POLICY DATA PAGE--Page 2 of the policy which contains the policy specifications.

POLICY DATE--The date from which We measure Policy Years, quarters, months, and Policy Anniversaries. It is shown on the Policy Data Page.

POLICY YEAR--A year starting on the Policy Date. Subsequent Policy Years begin on each Policy Anniversary, unless otherwise indicated.

PREMIUM CREDIT--An additional credit We will apply to your Accumulation Value at the time of your premium payments. The Premium Credit is calculated as a percentage of (each) premium payment(s) and will never be less than the guaranteed minimum premium credit rate displayed on the Policy Data Page (the "Premium Credit Rate"). The Premium Credit Rate applicable to a premium payment varies, depending on the total amount of premium payments received under the policy. The Premium Credit Rate schedule as of the date of this prospectus is described in the section entitled "Premium Credit." With notice to you, in Our sole discretion, We may change both the Premium Credit Rates and the total premium payment ranges applicable to future premium payments under this policy.

QUALIFIED POLICIES--Policies for use by individuals under employee retirement plans that are intended to qualify for special federal income tax treatment under Sections 403(b), 408, and 408A of the Code. Qualified Policies do not include policies issued for any other retirement plans or arrangements, including plans qualifying under Section 401(a) of the Code.

SEPARATE ACCOUNT--NYLIAC Variable Annuity Separate Account-III or NYLIAC Variable Annuity Separate Account IV, each a segregated asset account We established to receive and invest premium payments paid under the policies. The Separate Account's Investment Divisions, in turn, purchase shares of Eligible Portfolios.

VARIABLE ACCUMULATION VALUE--The sum of the current Accumulation Unit value(s) for each of the Investment Divisions multiplied by the number of Accumulation Units held in the respective Investment Division.

                           TABLE OF FEES AND EXPENSES

The following tables describe the fees and expenses that you will pay when buying, owning, and surrendering the policy. The first table describes the fees and expenses that you will pay at the time that you buy the policy, surrender the policy, or transfer Accumulation Value between investment options. State premium taxes may also be deducted.

                        POLICYOWNER TRANSACTION EXPENSES

--------------------------------------------------------------------------------------------------
                                                            ACCUMULATION
                                                            VALUE BASED           PREMIUM BASED
                                                        M&E CHARGE POLICIES    M&E CHARGE POLICIES
--------------------------------------------------------------------------------------------------
CURRENT AND GUARANTEED MAXIMUM SURRENDER CHARGE as a            8.00%                  8.00%
  percentage of the amount withdrawn(1)
CURRENT AND GUARANTEED MAXIMUM TRANSFER FEE for each             $30                    $30
  transfer over 12 in a Policy Year (currently no
  charge for the first 12 transfers in a Policy
  Year).


(1) In Payment Years 3 and beyond, the percentage applied to calculate the maximum Surrender Charge is reduced as follows: 7% during Payment Year 3; 6% during Payment Year 4; 5% during Payment Year 5; 4% during Payment Year 6; 3% during Payment Year 7; 2% during Payment Year 8; and 0% thereafter.

The next table describes the fees and expenses that you will pay periodically during the time that you own the policy, not including Fund fees and expenses.

                PERIODIC CHARGES OTHER THAN FUND COMPANY CHARGES

--------------------------------------------------------------------------------------------------
                                                            ACCUMULATION
                                                            VALUE BASED           PREMIUM BASED
                                                        M&E CHARGE POLICIES    M&E CHARGE POLICIES
--------------------------------------------------------------------------------------------------
Annual Policy Service Charge (for policies with less             $30                    $30
than $100,000 Accumulation Value)
CURRENT AND GUARANTEED MAXIMUM MORTALITY AND EXPENSE            1.65%                  1.75%
RISK AND ADMINISTRATIVE COSTS CHARGE (calculated
either as an annualized percentage of the daily
average Variable Accumulation Value or the Adjusted
Premium Payments, includes mortality and expense risk
and administrative fees).

                             OPTIONAL RIDER CHARGES

-------------------------------------------------------------------------------------------
                                                                          ACCUMULATION
                                                                    VALUE AND PREMIUM BASED
                                                                      M&E CHARGE POLICIES
-------------------------------------------------------------------------------------------
  GUARANTEED MAXIMUM INVESTMENT PROTECTION PLAN RIDER CHARGE FOR              1.00%
  POLICYOWNERS THAT SELECTED THE RIDER BEFORE FEBRUARY 15, 2010
  (calculated as an annualized percentage of the amount that is guaranteed under the Investment Protection Plan Rider, deducted on a quarterly basis).
-------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------

  GUARANTEED MAXIMUM INVESTMENT PROTECTION PLAN RIDER CHARGE FOR              1.25%
  POLICYOWNERS THAT SELECT THE RIDER ON OR AFTER FEBRUARY 15,
  2010 (calculated as annualized percentage of the amount that is guaranteed under the Investment Protection Plan Rider, deducted on a quarterly basis).
-------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------

     Current Investment Protection Plan Rider Charge                          0.65%
-------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------

  GUARANTEED MAXIMUM RIDER RISK CHARGE ADJUSTMENT (one-time                   2.00%
  charge for cancellation of the Investment Protection Plan
  Rider; calculated as an annualized percentage of the amount that is guaranteed under the Investment Protection Plan Rider;
  please contact your registered representative to determine the percentage We are currently charging before you select this feature).
-------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------

  GUARANTEED MAXIMUM ANNUAL DEATH BENEFIT RESET RIDER CHARGE                  1.00%
  (calculated as an annualized percentage of the Reset Value as of the last Policy Anniversary (or as of the Policy Date if within the first Policy Year), deducted on a quarterly basis;
  for a detailed explanation of the term "Reset Value," see "THE
  POLICIES-Riders-Annual Death Benefit Reset Rider").
-------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------

     Current Annual Death Benefit Rider Charge if the oldest                  0.30%
     Owner is age 65 or younger
-------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------

     Current Annual Death Benefit Rider Charge if the oldest                  0.35%
     Owner is age 66 to 75 inclusive
-------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------

  GUARANTEED MAXIMUM INVESTMENT PROTECTION PLAN RIDER/ANNUAL                  2.00%
  DEATH BENEFIT RESET RIDER PACKAGE (IPP + ADBR) CHARGE
  (calculated as the sum of (1) the Investment Protection Plan
  Rider Charge, calculated as an annualized percentage of the amount guaranteed under the Investment Protection Plan Rider;
  and (2) the Annual Death Benefit Reset Rider Charge, calculated as an annualized percentage of the Reset Value as of the last
  Policy anniversary (or as of the Policy Date if within the first Policy Year))
-------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------

     Current Investment Protection Plan Rider Charge with IPP +               0.60%
     ADBR
-------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------

     Current Annual Death Benefit Reset Rider Charge with IPP +               0.25%
     ADBR
-------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------

  GUARANTEED MAXIMUM ENHANCED BENEFICIARY BENEFIT RIDER CHARGE                1.00%
  (calculated as an annualized percentage of the policy's
  Accumulation Value, deducted on a quarterly basis).
-------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------

     Current Enhanced Beneficiary Benefit Rider Charge                        0.30%
-------------------------------------------------------------------------------------------


The next table shows the minimum and maximum total operating expenses charged by the portfolio companies that you may pay periodically during the time that you own the policy (before any fee waiver or expense reimbursement). The expenses are expressed as a percentage of average net assets of the portfolios and may be higher or lower in the future. More detail concerning each portfolio company's fees and expenses is contained in the prospectus for each portfolio company.

              TOTAL ANNUAL PORTFOLIO COMPANY OPERATING EXPENSES(#)

---------------------------------------------------------------------------------------

                                                   MINIMUM                MAXIMUM

---------------------------------------------------------------------------------------
Expenses that are deducted from the
Investment Division assets, including
management fees, 12b-1 fees,                         0.50%                  1.96%
administration fees and other expenses as
of 12/31/10.


 (#) Shown as a percentage of average net assets for the fiscal year ended
     12/31/2010. The Fund or its agents provided the fees and charges that are based on 2010 expenses, unless otherwise indicated. We have not verified the accuracy of the information provided by the Fund or its agents.

                 ANNUAL PORTFOLIO COMPANY OPERATING EXPENSES(#)




----------------------------------------------------------------------------------------------------------------------
                                                                 DISTRIBUTION                UNDERLYING     TOTAL FUND
                                                    MANAGEMENT      (12B-1)       OTHER    PORTFOLIO FEES     ANNUAL
                       FUND                            FEES       FEES(sec.)    EXPENSES    AND EXPENSES      EXPENSE
----------------------------------------------------------------------------------------------------------------------
MainStay VP Conservative Allocation -- Service
Class                                                  0.00%         0.25%        0.05%         0.83%          1.13%

MainStay VP Growth Allocation -- Service Class         0.00%         0.25%        0.06%         1.09%          1.40%

MainStay VP Moderate Allocation -- Service Class       0.00%         0.25%        0.05%         0.92%          1.22%

MainStay VP Moderate Growth Allocation -- Service
Class                                                  0.00%         0.25%        0.05%         1.01%          1.31%





       Please refer to the applicable fund prospectus for additional information.



# Shown as a percentage of average net assets for the fiscal year ended December 31, 2010, unless otherwise indicated. The Fund or its agents provided the fees and charges, which are based on 2010 expenses. We have not verified the accuracy of the information provided by the Fund or its agents.



sec. Because the 12b-1 fee charge is an ongoing fee, the fee will increase the cost of your investment and may cost you more than paying other types of sales charges.



-----------------------------------------------------------------------------------------------------------------
                                                                   DISTRIBUTION                        TOTAL FUND
                                                    MANAGEMENT        (12B-1)            OTHER           ANNUAL
                       FUND                            FEES         FEES(sec.)         EXPENSES        EXPENSE(#)
-----------------------------------------------------------------------------------------------------------------
MainStay VP Balanced -- Service Class                  0.75%           0.25%             0.10%(a)         1.10%
MainStay VP Bond -- Service Class                      0.49%           0.25%             0.06%            0.80%
MainStay VP Cash Management                            0.44%           0.00%             0.06%            0.50%
MainStay VP Common Stock -- Service Class              0.55%           0.25%             0.06%            0.86%
MainStay VP Convertible -- Service Class               0.60%           0.25%             0.06%            0.91%
MainStay VP Flexible Bond
  Opportunities -- Service Class                       0.60%           0.25%             0.42%            1.27%
MainStay VP Floating Rate -- Service Class             0.60%           0.25%             0.07%            0.92%
MainStay VP Government -- Service Class                0.50%           0.25%             0.06%            0.81%
MainStay VP Growth Equity -- Service Class             0.61%           0.25%             0.05%            0.91%
MainStay VP High Yield Corporate Bond -- Service
  Class                                                0.56%           0.25%             0.05%            0.86%
MainStay VP ICAP Select Equity -- Service Class        0.76%           0.25%             0.05%            1.06%
MainStay VP Income Builder -- Service Class            0.57%           0.25%             0.08%            0.90%
MainStay VP International Equity -- Service Class      0.89%           0.25%             0.09%            1.23%
MainStay VP Large Cap Growth -- Service Class          0.75%           0.25%             0.06%            1.06%
MainStay VP Mid Cap Core -- Service Class              0.85%           0.25%             0.07%(b)         1.17%
MainStay VP S&P 500 Index -- Service Class             0.30%           0.25%             0.05%            0.60%
MainStay VP U.S. Small Cap -- Service Class            0.79%           0.25%             0.06%            1.10%
BlackRock Global Allocation V.I. Fund -- Class
  III Shares                                           0.65%           0.25%             0.08%(c)         0.98%
Calvert VP SRI Balanced Portfolio                      0.70%           0.00%             0.21%            0.91%
Columbia Variable Portfolio -- Small Cap Value
Fund -- Class 2                                        0.87%(d)        0.25%             0.17%(e)         1.29%(f)
Dreyfus IP Technology Growth -- Service Shares         0.75%           0.25%             0.06%            1.06%
Fidelity(R) VIP Contrafund(R) -- Service Class 2       0.56%           0.25%             0.09%            0.90%(g)
Fidelity(R) VIP Equity-Income -- Service Class 2       0.46%           0.25%             0.10%            0.81%
Fidelity(R) VIP Mid Cap -- Service Class 2             0.56%           0.25%             0.10%            0.91%(g)
Janus Aspen Balanced Portfolio-- Service Shares        0.55%           0.25%             0.03%            0.83%
Janus Aspen Worldwide Portfolio -- Service Shares      0.59%           0.25%             0.06%            0.90%
MFS(R) Investors Trust Series -- Service Class         0.75%           0.25%             0.08%            1.08%
MFS(R) Research Series -- Service Class                0.75%           0.25%             0.14%            1.14%
MFS(R) Utilities Series -- Service Class               0.73%           0.25%             0.08%            1.06%
Neuberger Berman AMT Mid-Cap Growth -- Class S         0.85%           0.25%             0.17%            1.27%(h)
PIMCO Real Return Portfolio -- Advisor Class           0.50%           0.25%             0.01%            0.76%

-----------------------------------------------------------------------------------------------------------------
                                                                   DISTRIBUTION                        TOTAL FUND
                                                    MANAGEMENT        (12B-1)            OTHER           ANNUAL
                       FUND                            FEES         FEES(sec.)         EXPENSES        EXPENSE(#)
-----------------------------------------------------------------------------------------------------------------
Royce Micro-Cap Portfolio -- Investment Class          1.25%           0.00%             0.12%(i)         1.37%
Royce Small-Cap Portfolio -- Investment Class          1.00%           0.00%             0.06%            1.06%
T. Rowe Price Equity Income Portfolio II               0.85%           0.25%             0.00%            1.10%
UIF Emerging Markets Equity Portfolio -- Class II      1.22%           0.35%             0.39%            1.96%(j)
Van Eck VIP Global Hard Assets Fund                    0.89%           0.00%             0.08%            0.97%(k)
Victory VIF Diversified Stock -- Class A Shares        0.30%           0.25%             0.68%            1.23%




        Please refer to the applicable fund prospectus for additional information



        Management Fees may include Adviser and/or Administration Fees.



sec. Because the distribution (12b-1) fee charge is an ongoing fee, the fee will increase the cost of your investment and may cost you more than paying other types of sales charges.



# Shown as a percentage of average net assets for the fiscal year ended December 31, 2010, unless otherwise indicated. The Fund or its agents provided the fees and charges, which are based on 2010 expenses. We have not verified the accuracy of the information provided by the Fund or its agents.



(a)     Includes Acquired (Underlying) Portfolio/Fund Fees and Expenses of
        0.01%.



(b)     Includes Acquired (Underlying) Portfolio/Fund Fees and Expenses of
        0.02%.



(c)     Includes Acquired Fund Fees and Expenses of 0.02%.



(d) Management fees have been restated to reflect contractual changes to the investment advisory and/or administration fee rates.



(e) Other expenses have been restated to reflect contractual changes to the transfer agency fees paid.



(f) Columbia Management Investment Advisors, LLC (the Adviser) has contractually agreed to bear through April 30, 2012 a portion of the Fund's expenses so that the Fund's ordinary operating expenses (excluding any brokerage commissions, interest, taxes and extraordinary expenses, but including custodian charges relating to overdrafts, if any), after giving effect to any balance credits from the Fund's custodian, do not exceed the annual rate of 1.13% of the Fund's average daily net assets attributable to Class 2 shares. In addition, the Distributor has voluntarily agreed to reimburse the Class 2 distribution fees in excess of 0.15% if the total annual Fund operating expenses applicable to Class 2 shares, including distribution fees, exceed the annual rate of 1.03% of the average daily net assets attributable to Class 2 shares. If this fee waiver were reflected in the table, the distribution fee for Class 2 shares would be 0.15% and the Net annual Fund operating expenses for Class 2 shares would be 1.03%. This expense arrangement may be modified or terminated by the Adviser and/or the Distributor at any time.



(g) A portion of the brokerage commissions that the fund pays may be reimbursed and used to reduce the fund's expenses. Including this reduction, the total class operating expenses would have been 0.88% for Fidelity(R) VIP Contrafund(R) -- Service Class 2 and 0.90% for Fidelity VIP Mid Cap -- Service Class 2. These offsets may be discontinued at any time.



(h) Neuberger Berman Management LLC ("NBM") has undertaken through December 31, 2014 to waive fees and/or reimburse certain operating expenses, including the compensation of NBM and excluding taxes, interest, extraordinary expenses, brokerage commissions and transaction costs, that exceed, in the aggregate, 1.25% of the average daily net asset value of the Mid-Cap Growth Portfolio. The expense limitation arrangements for the Portfolios are contractual and any excess expenses can be repaid to NBM within three years of the year incurred, provided such recoupment would not cause a Portfolio to exceed its respective limitation.



(i)     Includes Acquired Fund Fees and Expenses of 0.05%.



(j) The Portfolio's adviser, Morgan Stanley Investment Management Inc. (the "Adviser"), has agreed to reduce its advisory fee and/or reimburse the Portfolio so that total annual portfolio operating expenses, excluding certain investment related expenses (such as foreign country tax expense and interest expense on amounts borrowed) (but including any 12b-1 fee), will not exceed 1.65% for UIF Emerging Markets Equity Portfolio -- Class
        II. The fee waivers and/or expense reimbursements are expected to continue for one year or until such time as the Fund's Board of Directors acts to discontinue all or a portion of such waivers and/or reimbursements when it deems that such action is appropriate.



(k) For the period May 1, 2011 until May 1, 2012, the Adviser contractually agreed to waive fees and reimburse certain operating expenses (excluding interest, dividends paid on securities sold short, trading expenses, taxes and extraordinary expenses) to the extent Total Annual Fund Operating Expenses exceed 1.20% of average daily net assets. The agreement to limit the Total Annual Fund Operating Expenses is limited to the Fund's direct operating expenses and, therefore, does not apply to AFFE, which are indirect expenses incurred by the Fund through its investments in underlying funds.

Examples


     The table below will help you understand the various costs and expenses that you will bear directly and indirectly. The table reflects the Investment Division with the highest charges and expenses of the policy including, policyowner transaction expenses, the annual policy service charge (for policies with less than $100,000 Accumulation Value), separate account annual expenses, portfolio company fees and expenses and optional rider charges where indicated. Therefore, if your policy's Accumulation Value exceeds that amount, the expenses would be slightly lower. For more information on the charges reflected in this table, see "CHARGES AND DEDUCTIONS" and the Fund prospectuses that accompany this Prospectus. NYLIAC may, where premium taxes are imposed by state law, deduct the premium taxes upon surrender of the policy or on the Annuity Commencement Date.


     You would pay the following expenses on a $10,000 allocation in the Investment Division listed, assuming a 5% annual return on assets:


FOR ACCUMULATION VALUE BASED M&E CHARGE NEW YORK LIFE PREMIER PLUS VARIABLE ANNUITY POLICIES:


                                           EXPENSES IF YOU                                 EXPENSES IF YOU
                                        ANNUITIZE YOUR POLICY                           SURRENDER YOUR POLICY
                            ---------------------------------------------   ---------------------------------------------
INVESTMENT DIVISION            1 YR        3 YR        5 YR       10 YR        1 YR        3 YR        5 YR       10 YR
-------------------         ---------   ---------   ---------   ---------   ---------   ---------   ---------   ---------
UIF EMERGING MARKETS
  EQUITY PORTFOLIO--CLASS
  II
without any Riders.......   $1,170.99   $1,243.29   $2,110.98   $4,347.49   $1,170.99   $1,942.29   $2,627.80   $4,377.49
with IPP Rider...........   $1,233.12   $1,436.49   $2,420.05   $4,899.02   $1,233.12   $2,122.68   $2,921.43   $4,929.02
with EBB Rider...........   $1,200.56   $1,335.90   $2,260.14   $4,618.43   $1,200.56   $2,028.76   $2,769.51   $4,648.43
with ADBR Rider..........   $1,203.47   $1,347.18   $2,278.93   $4,653.18   $1,203.47   $2,039.29   $2,787.37   $4,683.18
with IPP & ADBR Riders...   $1,251.54   $1,495.45   $2,514.98   $5,069.63   $1,251.54   $2,177.74   $3,011.63   $5,099.63
with EBB & ADBR Riders...   $1,233.04   $1,439.13   $2,425.92   $4,914.84   $1,233.04   $2,125.15   $2,927.03   $4,944.84
with IPP & EBB Riders....   $1,262.69   $1,528.49   $2,567.19   $5,161.40   $1,262.69   $2,208.56   $3,061.21   $5,191.40
with All Riders..........   $1,281.11   $1,587.09   $2,661.10   $5,328.12   $1,281.11   $2,263.13   $3,150.33   $5,358.12
                                       EXPENSES IF YOU DO NOT
                                       SURRENDER YOUR POLICY
                            -------------------------------------------
INVESTMENT DIVISION           1 YR       3 YR        5 YR       10 YR
-------------------         -------   ---------   ---------   ---------
UIF EMERGING MARKETS
  EQUITY PORTFOLIO--CLASS
  II
without any Riders.......   $390.42   $1,243.29   $2,110.98   $4,347.49
with IPP Rider...........   $457.37   $1,436.49   $2,420.05   $4,899.02
with EBB Rider...........   $422.28   $1,335.90   $2,260.14   $4,618.43
with ADBR Rider..........   $425.42   $1,347.18   $2,278.93   $4,653.18
with IPP & ADBR Riders...   $477.22   $1,495.45   $2,514.98   $5,069.63
with EBB & ADBR Riders...   $457.28   $1,439.13   $2,425.92   $4,914.84
with IPP & EBB Riders....   $489.23   $1,528.49   $2,567.19   $5,161.40
with All Riders..........   $509.08   $1,587.09   $2,661.10   $5,328.12



FOR PREMIUM BASED M&E CHARGE NEW YORK LIFE PREMIER PLUS VARIABLE ANNUITY
POLICIES:


                                           EXPENSES IF YOU                                 EXPENSES IF YOU
                                        ANNUITIZE YOUR POLICY                           SURRENDER YOUR POLICY
                            ---------------------------------------------   ---------------------------------------------
INVESTMENT DIVISION            1 YR        3 YR        5 YR       10 YR        1 YR        3 YR        5 YR       10 YR
-------------------         ---------   ---------   ---------   ---------   ---------   ---------   ---------   ---------
UIF EMERGING MARKETS
  EQUITY PORTFOLIO--CLASS
  II
without any Riders.......   $1,167.79   $1,227.70   $2,077.09   $4,241.87   $1,167.79   $1,927.72   $2,595.55   $4,271.87
with IPP Rider...........   $1,229.92   $1,424.38   $2,397.65   $4,844.24   $1,229.92   $2,111.37   $2,900.14   $4,874.24
with EBB Rider...........   $1,197.36   $1,322.03   $2,231.94   $4,538.50   $1,197.36   $2,015.80   $2,742.69   $4,568.50
with ADBR Rider..........   $1,200.27   $1,333.47   $2,251.36   $4,576.30   $1,200.27   $2,026.49   $2,761.15   $4,606.30
with IPP & ADBR Riders...   $1,248.34   $1,484.41   $2,496.17   $5,030.92   $1,248.34   $2,167.43   $2,993.76   $5,060.92
with EBB & ADBR Riders...   $1,229.84   $1,427.13   $2,403.97   $4,862.66   $1,229.84   $2,113.94   $2,906.15   $4,892.66
with IPP & EBB Riders....   $1,259.49   $1,518.08   $2,550.40   $5,131.36   $1,259.49   $2,198.86   $3,045.28   $5,161.36
with All Riders..........   $1,277.91   $1,577.74   $2,647.81   $5,313.39   $1,277.91   $2,254.42   $3,137.72   $5,343.39
                                       EXPENSES IF YOU DO NOT
                                       SURRENDER YOUR POLICY
                            -------------------------------------------
INVESTMENT DIVISION           1 YR       3 YR        5 YR       10 YR
-------------------         -------   ---------   ---------   ---------
UIF EMERGING MARKETS
  EQUITY PORTFOLIO--CLASS
  II
without any Riders.......   $386.97   $1,227.70   $2,077.09   $4,241.87
with IPP Rider...........   $453.92   $1,424.38   $2,397.65   $4,844.24
with EBB Rider...........   $418.84   $1,322.03   $2,231.94   $4,538.50
with ADBR Rider..........   $421.97   $1,333.47   $2,251.36   $4,576.30
with IPP & ADBR Riders...   $473.77   $1,484.41   $2,496.17   $5,030.92
with EBB & ADBR Riders...   $453.84   $1,427.13   $2,403.97   $4,862.66
with IPP & EBB Riders....   $485.79   $1,518.08   $2,550.40   $5,131.36
with All Riders..........   $505.64   $1,577.74   $2,647.81   $5,313.39

     QUESTIONS AND ANSWERS ABOUT NEW YORK LIFE PREMIER PLUS VARIABLE ANNUITY

     NOTE: THE FOLLOWING SECTION CONTAINS BRIEF QUESTIONS AND ANSWERS ABOUT THE NEW YORK LIFE PREMIER PLUS VARIABLE ANNUITY. YOU SHOULD REFER TO THE BODY OF THIS PROSPECTUS FOR MORE DETAILED INFORMATION.

1. WHAT IS THE NEW YORK LIFE PREMIER PLUS VARIABLE ANNUITY?

     The New York Life Premier Plus Variable Annuity is a Flexible Premium Deferred Variable Retirement Annuity Policy issued by NYLIAC. We will apply a Premium Credit to premiums paid in a percentage amount according to the Premium Credit Rate schedule then in effect. The Premium Credit Rate schedule may be changed. (See "PREMIUM CREDIT.") You may allocate premium payments to 41 Investment Divisions of the Separate Account, as well as the DCA Advantage Plan Account, and/or to the Fixed Account (if available). The Accumulation Value will fluctuate according to the performance of the Investment Divisions selected, the daily deduction of the Separate Account charges, and the interest credited on amounts in the Fixed Account and the DCA Advantage Plan Account.

2. WHAT IS THE PREMIUM CREDIT?

     The Premium Credit is a percentage of each premium payment that is added to your Accumulation Value at the time of each premium payment. Premium Credits are applied to the same Allocation Alternatives and/or the DCA Advantage Plan Account in the same percentages as your premium payments. The Premium Credit Rate applicable to a premium payment varies, depending on the total amount of premiums received under the policy. We will deduct the amount of the Premium Credit from the amount returned to you if you cancel your policy. (See "YOUR RIGHT TO CANCEL ("FREE LOOK.")) We may also deduct from the death benefit proceeds any Premium Credit applied within the 12 months preceding the date of death of the owner. (See "PREMIUM CREDIT.")

3. WHERE CAN I ALLOCATE MY PREMIUM PAYMENTS?

     (a) You can allocate your premium payments to one or more of the following Allocation Alternatives:

         (i) SEPARATE ACCOUNT

             Separate Account III currently consists of 68 Investment Divisions, 41 of which are available. Separate Account IV currently consists of 41 Investment Divisions. The available Investment Divisions are listed on the first page of this Prospectus. They offer investments in domestic and international markets. When you allocate a premium payment to one of the Investment Divisions, the Separate Account will invest your premium payment exclusively in shares of the corresponding Eligible Portfolio of the relevant Fund.

         (ii) FIXED ACCOUNT

             Each premium payment, or the portion of any premium payment you allocate to the Fixed Account will earn an interest rate at least equal to the guaranteed interest rate. THE FIXED ACCOUNT IS NOT AVAILABLE FOR POLICIES ISSUED IN THE STATE OF NEW YORK.

     (b) You can also allocate your premium payments to the DCA Advantage Plan. The DCA Advantage Plan consists of a 6-month DCA Advantage Plan Account. NYLIAC will credit interest to amounts held in the DCA Advantage Plan Account at rates We have set in advance. The DCA Advantage Plan allows you to set up automatic dollar cost averaging from the DCA Advantage Plan Account into the Investment Divisions. (See "THE DCA ADVANTAGE PLAN.")

4. CAN I MAKE TRANSFERS AMONG THE INVESTMENT DIVISIONS AND THE FIXED ACCOUNT?

     You can transfer all or part of the Accumulation Value of your policy between the Investment Divisions or from the Investment Divisions to the Fixed Account at least 30 days before the Annuity Commencement Date (See
"RIDERS -- Investment Protection Plan Rider (optional)" for more information on transfer restrictions if the Investment Protection Plan Rider is elected). For Premium based M&E Charge policies, no transfers are allowed into the Fixed Account. Generally, you can transfer a minimum amount of $25 between Investment Divisions, unless We agree otherwise. You can make unlimited transfers each Policy Year subject to the Limits on Transfers. We currently do not charge for transfers. However, We reserve the right to charge up to $30 for each transfer after the first twelve in a given Policy Year. (See "TRANSFERS.")

     You can make transfers from the Fixed Account and the DCA Advantage Plan Account, although certain restrictions may apply. (See "THE FIXED ACCOUNT" and "THE DCA ADVANTAGE PLAN ACCOUNT.") In addition, you can request transfers through the traditional Dollar Cost Averaging, Automatic Asset Reallocation, or Interest Sweep options as described herein.

5. WHAT CHARGES ARE ASSESSED AGAINST THE POLICY?

     Before the date We start making Income Payments to you, We will deduct a policy service charge of $30 on each Policy Anniversary or upon surrender of the policy if on that date the Accumulation Value is below $100,000. In addition, We also deduct a charge for certain mortality and expense risks (M&E Charge) NYLIAC assumes and for policy administration expenses. You may choose to have the M&E Charge assessed based on either the Accumulation Value of the policy or the Adjusted Premium Payments. You must choose your M&E Charge option prior to the issuance of the policy. Once the M&E Charge option is chosen it cannot be changed.

     The M&E Charge is 1.65% (annualized) of the daily average Variable Accumulation Value for Accumulation Value based policies. For Premium based M&E Charge policies, the M&E Charge is 1.75% (annualized) of the Adjusted Premium Payments and will be deducted from the Investment Divisions through a reduction in Accumulation Units each policy quarter (excluding premium payments allocated to the Fixed Account that are not transferred to the Investment Division). Please note, in some jurisdictions, the M&E Charge for policies based on Adjusted Premium Payments cannot be deducted from the DCA Advantage Account. (See "MORTALITY AND EXPENSE RISK AND ADMINISTRATIVE COSTS CHARGE.")

     The amount of Premium based M&E Charges assessed to your policy will be unaffected by fluctuations in market performance. In a rising market, the Premium based M&E Charge structure will benefit the policyowner because the Premium based M&E Charge, when measured as a percentage of separate account assets, will be reduced. In a flat or declining market, the Premium based M&E Charge structure will result in an increase in the charge when measured against separate account assets. The amount of Accumulation Value based M&E Charges assessed to your policy will be affected by fluctuations in market performance. However, the Accumulation Value based M&E Charge structure may be more advantageous in a flat or declining market.

     We impose a surrender charge on certain partial withdrawals and surrenders of the policies. This charge is assessed as a percentage of the amount withdrawn or surrendered during the first eight Payment Years following each premium payment. We keep track of each premium payment and assess a charge based on the length of time a premium payment is in your policy before it is withdrawn. The percentage declines after the first two Payment Years as follows:

                                                                  SURRENDER
PAYMENT YEAR                                                        CHARGE
------------                                                      ---------
1...............................................................      8%
2...............................................................      8%
3...............................................................      7%
4...............................................................      6%
5...............................................................      5%
6...............................................................      4%
7...............................................................      3%
8...............................................................      2%
9+..............................................................      0%


     For purposes of calculating the surrender charge, We treat withdrawals as coming from the oldest premium payment first (on a first-in, first-out basis).

     You can make withdrawals from the policy free of surrender charges based on certain limitations. In any one Policy Year, you may withdraw free of a surrender charge the greatest of (a) 10% of the Accumulation Value as of the last Policy Anniversary (10% of the premium payment if the withdrawal is made in the first Policy Year), less any prior Surrender Charge free withdrawals during the Policy Year; (b) the Accumulation Value less the accumulated premium payments; or (c) 10% of the Accumulation Value at the time of the withdrawal, less any prior Surrender Charge free withdrawals during the Policy Year. (See "CHARGES AND DEDUCTIONS--Surrender Charges" and "EXCEPTIONS TO SURRENDER CHARGES.")

     If you select the Investment Protection Plan ("IPP") Rider (in jurisdictions where available), We will deduct a charge on the first Business Day of the next policy quarter following each policy quarter that the rider is in effect, based on the amount that is guaranteed. (See "OTHER CHARGES--Investment Protection Plan Rider Charge.") In most jurisdictions, this charge will be deducted from each Investment Division, the DCA Advantage Account and the

Fixed Account (if applicable), in proportion to its percentage of the Accumulated Value. If you selected this feature before February 15, 2010, the maximum annual charge is 1.00% of the amount that is guaranteed. The maximum annual charge for policyowners who select this feature on or after February 15, 2010 is 1.25% of the amount that is guaranteed. The current charge for this rider is 0.65% of the amount that is guaranteed, applied on a quarterly basis (0.1625% per quarter). To the extent permitted by law, We will deduct a charge from your Accumulation Value if you cancel the Investment Protection Plan Rider. We call this charge a Rider Risk Charge Adjustment. (See "OTHER CHARGES--Rider Risk Charge Adjustment (optional).") The maximum Rider Risk Charge Adjustment is 2.00% of the amount that is guaranteed under this rider. We set both of these charges at Our sole discretion, subject to the stated maximums. You should consult your registered representative to determine the percentages We are currently charging before you select or cancel the Investment Protection Plan Rider. We will not increase either of these charges after the date the rider becomes effective. However, if you reset the rider, the charge for the new reset amount will be based on the charges that are in effect at the time of the reset.

     If you select the Annual Death Benefit Reset Rider ("ADBR") (in jurisdictions where available), We will deduct a charge each policy quarter that the rider is in effect based on the amount that is reset on the last Policy Anniversary. In most jurisdictions this charge will be deducted from each Investment Division, the DCA Advantage Account and the Fixed Account (if available), in proportion to its percentage of the Accumulation Value. The maximum annual charge is 1.00% of the amount that is reset on the last Policy Anniversary, applied on a quarterly basis. You should consult with your registered representative to determine the percentage We are currently charging before you select this rider. We may set a lower charge at Our sole discretion.

     As of the date of this Prospectus, the charges are as follows:

AGE OF OLDEST
OWNER                                                 ANNUAL CHARGE
-------------                                         -------------
65 or younger.......................................  0.30% (0.075% per quarter)
66 to 75 inclusive..................................  0.35% (0.0875% per quarter)


     If you select the Annual Death Benefit Reset Rider/Investment Protection Plan Rider combination package ("IPP + ADBR") (in jurisdictions where available), We will deduct a reduced ADBR and IPP rider charge each policy quarter that the IPP + ADBR package is in effect. The maximum annual charge for the combination of the ADBR and IPP rider charges is 2.00%. With the IPP + ADBR package, the current ADBR rider charge is 0.25% of the amount that is reset on the last policy anniversary, applied on a quarterly basis. With the IPP + ADBR package, the current IPP rider charge is 0.60% of the amount that is guaranteed under the IPP rider, applied on a quarterly basis. Please note that if the IPP rider is cancelled, the charge for the ADBR rider will revert to the charge that is assessed for that rider, if purchased separately.

     If you select the Enhanced Beneficiary Benefit ("EBB") Rider (in states where available), We will deduct a charge each policy quarter that the rider is in effect based on the Accumulation Value. We will deduct this charge beginning with the first policy quarter after the Policy Date. In most jurisdictions this charge will be deducted from each Allocation Alternative and from the DCA Advantage Plan Account, if applicable, in proportion to its percentage of the Accumulation Value. The maximum annual charge is 1.00% of the policy's Accumulation Value, applied on a quarterly basis. We may set a lower charge at Our sole discretion. The current charge for the EBB Rider is 0.30% of the policy's Accumulation Value, applied on a quarterly basis (0.075% per quarter). You should consult your registered representative to determine the percentage We are currently charging before you elect this Rider. The original percentage you are charged for the EBB Rider will not change once your policy is issued. NYLIAC may in the future, charge up to the maximum annual amount described above for new policies.

     Finally, the value of the shares of each Fund reflects advisory fees, administration fees and other expenses deducted from the assets of each Fund. (See the Fund prospectuses which accompany this Prospectus.)

6. WHAT ARE THE MINIMUM INITIAL AND MAXIMUM ADDITIONAL PREMIUM PAYMENTS?

     Unless We permit otherwise, the minimum initial premium payment is $4,000 for Qualified Policies and $5,000 for Non-Qualified Policies. Additional premium payments must be at least $2,500 for Qualified Policies and $5,000 for Non-Qualified Policies or such lower amount as We may permit at any time. Subsequent premium payments must be sent to NYLIAC at one of the addresses listed in Question 18 of this Prospectus. We may agree to other methods of payment. The maximum aggregate amount of premium payments We accept without prior approval is set forth on the Policy Data Page. For Qualified Policies, you may not make premium payments in excess of the amount permitted by law for the plan.

     In some states, NYLIAC is offering an individual single premium version of the New York Life Premier Plus Variable Annuity policy.

7. HOW ARE PREMIUM PAYMENTS ALLOCATED?

     We will allocate the initial premium payment to the Investment Divisions, Fixed Account and/or the DCA Advantage Plan Account you have selected within two Business Days after receipt at the Cleveland or Dallas Service Center, subject to Our receipt of all information necessary to issue a policy. Subsequent premium payments will be allocated at the close of the Business Day on which they are received. (See "THE POLICIES--Policy Application and Premium Payments.") We will apply the Premium Credit and/or Breakpoint Credit on your premium payment to the Allocation Alternatives and the DCA Advantage Plan Account at the same time that We allocate your premium payment.

     You may raise or lower the percentages (which must be in whole numbers) of the premium payment you place in each Allocation Alternative at the time you make a premium payment. The minimum amount which you may place in any one Allocation Alternative is $25, or such lower amount as We may permit. The minimum amount which you may place in the DCA Advantage Plan Account is $5,000. We reserve the right to limit the amount of a premium payment that may be placed in any one Allocation Alternative and/or the DCA Advantage Plan Account and the number of Allocation Alternatives and the DCA Advantage Plan Account inclusively to which you may allocate your Accumulation Value. ACCEPTANCE OF INITIAL AND ADDITIONAL PREMIUM PAYMENTS IS SUBJECT TO OUR SUITABILITY STANDARDS.

8. WHAT HAPPENS IF PREMIUM PAYMENTS ARE NOT MADE? (2)

     If We do not receive any premium payments for a period of two years, and the Accumulation Value of your policy would provide Income Payments of less than $20 per month on the Annuity Commencement Date, We reserve the right to terminate your policy subject to applicable state laws. We will notify you of Our intention to exercise this right and give you 90 days to make a premium payment. If We terminate your policy, We will pay you the Accumulation Value of your policy in one lump sum.

9. CAN I WITHDRAW MONEY FROM THE POLICY BEFORE THE ANNUITY COMMENCEMENT DATE?

     You may make withdrawals from your policy before the Annuity Commencement Date. Your withdrawal request must be in a form that is acceptable to Us. Under most circumstances, you may make a minimum partial withdrawal of $500. Withdrawals may be subject to a surrender charge. In addition, you may have to pay income tax and a 10% penalty tax may apply if you are under age 59 1/2. (See "DISTRIBUTIONS UNDER THE POLICY" and "FEDERAL TAX MATTERS.") Please note that certain withdrawal requests must be made in writing and sent to NYLIAC's Variable Products Service Center. (See "DISTRIBUTIONS UNDER THE POLICY--Surrenders and Withdrawals--Partial Withdrawals and Periodic Partial Withdrawals.")

10. HOW WILL NYLIAC MAKE INCOME PAYMENTS ON THE ANNUITY COMMENCEMENT DATE?

     We will make Income Payments on a fixed basis. We do not currently offer a variable income payment option. We will make payments over the life of the Annuitant with a guarantee of 10 years of payments, even if the Annuitant dies sooner. Income Payments will always be the same specified amount. (See "DISTRIBUTIONS UNDER THE POLICY--INCOME PAYMENTS.") We may offer other options, at Our discretion, where permitted by state law.

11. WHAT HAPPENS IF I DIE BEFORE THE ANNUITY COMMENCEMENT DATE?

     Unless amended by any rider attached to the policy, if you die before the Annuity Commencement Date, We will pay the Beneficiary(ies) under the policy an amount equal to the greater of:

          (a) the Accumulation Value, less any outstanding loan balance, less Premium Credit amounts applied within the 12 months immediately preceding the date of death, or

          (b) the Adjusted Death Benefit Premium Payments.

     If the Beneficiary is the spouse (as defined under Federal law) of the Annuitant and the owner, see Question 12. (Also see "DEATH BEFORE ANNUITY COMMENCEMENT" and "FEDERAL TAX MATTERS.")


----------
       2 For single premium polices, this is modified as indicated in Appendix 1 of this Prospectus.

12. WHAT HAPPENS IF MY SPOUSE IS THE BENEFICIARY?

     If you are the owner and Annuitant and you die before the Annuity Commencement Date, your spouse (as defined under Federal law) may continue the policy as the new owner and Annuitant if he/she is also the sole Beneficiary of the policy (for Non-Qualified, IRA, Roth IRA, SIMPLE IRA and SEP policies only; TSA and Inherited IRA policies are excluded). If your spouse chooses to continue the policy, We will not pay the death benefit proceeds as a consequence of your death. If you elect the EBB Rider and the Enhanced Spousal Continuance (ESC) Rider applies, see the EBB and ESC Riders for details.

13. CAN I RETURN THE POLICY AFTER IT IS DELIVERED?

     You can cancel the policy within 10 days of delivery of the policy or such longer period as required under state law. To cancel your policy, you must return it to VPSC at one of the addresses listed in Question 16 of this Prospectus or to the registered representative through whom you purchased it, along with a written request for cancellation. Except where you are entitled by law to receive the total of premium payments less any prior partial withdrawals, We will promptly return the Accumulation Value calculated as of the Business Day that either the registered representative through whom you purchased the policy or VPSC receives the policy along with the written request for cancellation in a form acceptable to Us less any Premium Credit(s), but without any deduction for premium taxes or a surrender charge. We will set forth this provision in your policy. (See "THE POLICIES--Your Right to Cancel ("Free Look").")

14. WHAT ABOUT VOTING RIGHTS?

     You can instruct NYLIAC how to vote shares of the Funds in which you have a voting interest through the Separate Account. (See "VOTING RIGHTS.")

15. ARE POLICY LOANS AVAILABLE?

     If you have purchased an Accumulation Value based M&E Charge policy in connection with a Code Section 403(b) Tax-Sheltered Annuity ("TSA") plan, you may be able to borrow some of your Accumulation Value subject to certain conditions. Loans are not available for policies issued in the State of New York. YOU MAY NOT BORROW ANY PORTION OF YOUR ACCUMULATION VALUE IF YOU HAVE PURCHASED A PREMIUM BASED M&E CHARGE POLICY IN CONNECTION WITH A TSA PLAN. (See "LOANS.")

16. WHERE DO I SEND WRITTEN SERVICE REQUESTS TO THE NYLIAC VARIABLE PRODUCTS SERVICE CENTER?

     Certain service requests, including but not limited to death benefit claims and surrenders, are required to be in writing. All written service requests must be sent to the NYLIAC Variable Products Service Center ("VPSC") at one of the following addresses:

     REGULAR MAIL   NYLIAC Variable Products Service Center
                    Madison Square Station
                    P.O. Box 922
                    New York, NY 10159

     EXPRESS MAIL   NYLIAC Variable Products Service Center
                    51 Madison Avenue, Room 251
                    New York, NY 10010


     Written service requests will be effective as of the Business Day they are received in a form acceptable to Us at VPSC at one of the addresses listed immediately above.

     Faxed or e-mailed requests are not acceptable and will not be honored at any time. All NYLIAC requirements must be met in order for Us to process your service requests. Please review all service request forms carefully and provide all required information that is applicable to the transaction. If all requirements are not met, We will not be able to process your service request. We will make every reasonable attempt to notify you in writing of this situation. It is important that you inform NYLIAC of an address change so that you can receive important policy statements.

17. HOW DO I CONTACT NYLIAC BY TELEPHONE OR BY THE INTERNET?

     A. BY TELEPHONE:

          Certain service requests, including but not limited to obtaining current unit values and speaking to a customer representative, may be effected by telephone. For telephonic requests, you must contact the NYLIAC Interactive Voice Response System ("IVR") toll-free by calling: (800) 598-2019. (See "THE POLICIES -- Virtual Service Center and Interactive Voice Response System.")

     B. BY INTERNET:

          Certain service requests, including but not limited to transferring assets between investment options and e-mailing your registered representative, may be effected via the Internet. For Internet-based requests, you must contact the NYLIAC Virtual Service Center ("VSC") at www.newyorklife.com/vsc and enter your user name and password. (See "THE POLICIES -- Virtual Service Center and Interactive Voice Response System.")

     We make IVR and VSC services available at our discretion. In addition, availability of the IVR and VSC services may be interrupted temporarily at certain times. We do not assume responsibility for any loss if service through IVR or VSC should become unavailable. We will not accept e-mailed requests for policy transactions or e-mails of imaged, signed service requests. E-mail inquiries that are non-transactional may be sent through Our Virtual Service Center once they have passed all security protocols to identify the policyowner.

     You may authorize Us to accept electronic instructions from a registered representative or the registered service assistant assigned to your policy in order to make premium allocations, transfers, and changes to your investment objective and/or risk tolerance. You may also authorize your registered representative or registered service assistant to revise your Automatic Asset Reallocation (AAR) arrangement. Your AAR will be cancelled if a premium allocation change or transfer is submitted on your behalf that is inconsistent with your current AAR arrangements. You may prevent this cancellation if a conforming AAR change is processed within one Business Day of the inconsistent premium allocation change or transfer.

     To authorize the registered representative(s) or registered service assistants assigned to your policy to make premium allocations and transfers, you must send a completed Trading Authorization Form to VPSC at one of the addresses listed in Question 16 of this Prospectus. We may revoke or deny Trading Authorization privileges for certain policyowners (See "Limits on Transfers"). Trading Authorization may be elected, changed or cancelled at any time. We will confirm all transactions in writing. Not all transactions are available on the Internet.

     NYLIAC is not liable for any loss, cost or expense for action on instructions which are believed to be genuine in accordance with these procedures. Transfer requests received after the close of regular trading on the New York Stock Exchange, generally 4:00 p.m. Eastern Time or received on a non-Business Day, will be priced as of the next Business Day.

18. WHERE DO I SEND SUBSEQUENT PREMIUM PAYMENTS AND LOAN REPAYMENTS?

     Subsequent premium payments and loan repayments must be sent to one of the following addresses:

     REGULAR MAIL   NYLIAC
                    75 Remittance Drive
                    Suite 3021
                    Chicago, IL 60675-3021

     EXPRESS MAIL   NYLIAC, Suite 3021
                    c/o The Northern Trust Bank
                    350 North Orleans Street
                    Receipt & Dispatch, 8th Floor
                    Chicago, IL 60654



          Subsequent premium payments and loan repayments will be credited as of the Business Day they are received in a form acceptable to Us at one of the addresses noted in this Question 18. Please note that initial premium payments are those made in connection with the issuance of a policy and are processed in accordance with our procedures. (See "THE POLICIES -- Policy Application and Premium Payments.")

                              FINANCIAL STATEMENTS

     The consolidated balance sheet of NYLIAC as of December 31, 2010 and 2009, and the consolidated statements of income, of stockholder's equity and of cash flows for each of the three years in the period ended December 31, 2010 (including the report of the independent registered public accounting firm); and each Separate Account's statement of assets and liabilities as of December 31, 2010, and the statements of operations and of changes in net assets and the financial highlights for each of the periods indicated in the Financial Statements (including the report of the independent registered public accounting firm), are included in the SAI. The independent registered public accounting firm is PricewaterhouseCoopers LLP.

                         CONDENSED FINANCIAL INFORMATION

     The following Accumulation Unit values and the number of Accumulation Units outstanding for each Investment Division for the fiscal year ended December 31, 2010 presented below are derived from the financial statements audited by PricewaterhouseCoopers LLP, independent registered public accounting firm. The condensed financial information for the year ended December 31, 2009 and 2010 is included in the Statement of Additional Information. The policies were first offered on July 27, 2009. Therefore, values and units shown for 2009 are for the period from July 27, 2009 to December 31, 2009.

FOR ACCUMULATION VALUE BASED M&E CHARGE POLICIES:


                              MAINSTAY VP         MAINSTAY VP        MAINSTAY VP         MAINSTAY VP
                              BALANCED--            BOND--               CASH          COMMON STOCK--
                             SERVICE CLASS       SERVICE CLASS        MANAGEMENT        SERVICE CLASS
                           ----------------    ----------------    ---------------    ----------------
                            2010      2009      2010      2009      2010     2009      2010      2009
                           ------    ------    ------    ------    -----    ------    ------    ------
Accumulation Unit
  value (beginning
  of period)......         $10.68    $10.00    $10.19    $10.00    $9.93    $10.00    $10.74    $10.00
Accumulation Unit
  value (end of
  period).........         $11.91    $10.68    $10.78    $10.19    $9.77    $ 9.93    $11.87    $10.74
Number of units
  outstanding (in
  000s) (end of
  period).........            109         7       588        71      425        39        13         3




                              MAINSTAY VP
                             CONSERVATIVE         MAINSTAY VP         MAINSTAY VP         MAINSTAY VP
                             ALLOCATION--        CONVERTIBLE--      FLOATING RATE--      GOVERNMENT--
                             SERVICE CLASS       SERVICE CLASS       SERVICE CLASS       SERVICE CLASS
                           ----------------    ----------------    ----------------    ----------------
                            2010      2009      2010      2009      2010      2009      2010      2009
                           ------    ------    ------    ------    ------    ------    ------    ------
Accumulation Unit
  value (beginning
  of period)......         $10.58    $10.00    $11.43    $10.00    $10.31    $10.00    $10.04    $10.00
Accumulation Unit
  value (end of
  period).........         $11.63    $10.58    $13.22    $11.43    $10.94    $10.31    $10.38    $10.04
Number of units
  outstanding (in
  000s) (end of
  period).........            737       155       398        73       560        74       344        27




                              MAINSTAY VP                             MAINSTAY VP         MAINSTAY VP
                                GROWTH            MAINSTAY VP         HIGH YIELD          ICAP SELECT
                             ALLOCATION--       GROWTH EQUITY--    CORPORATE BOND--        EQUITY--
                             SERVICE CLASS       SERVICE CLASS       SERVICE CLASS       SERVICE CLASS
                           ----------------    ----------------    ----------------    ----------------
                            2010      2009      2010      2009      2010      2009      2010      2009
                           ------    ------    ------    ------    ------    ------    ------    ------

Accumulation Unit
  value (beginning
  of period)......         $10.98    $10.00    $11.16    $10.00    $10.92    $10.00    $10.76    $10.00
Accumulation Unit
  value (end of
  period).........         $12.39    $10.98    $12.28    $11.16    $12.07    $10.92    $12.48    $10.76
Number of units
  outstanding (in
  000s) (end of
  period).........            145        37        20         3     2,406       387       307        65




                                                  MAINSTAY VP         MAINSTAY VP
                              MAINSTAY VP        INTERNATIONAL         LARGE CAP          MAINSTAY VP
                           INCOME BUILDER--        EQUITY--            GROWTH--         MID CAP CORE--
                             SERVICE CLASS       SERVICE CLASS       SERVICE CLASS       SERVICE CLASS
                           ----------------    ----------------    ----------------    ----------------
                            2010      2009      2010      2009      2010      2009      2010      2009
                           ------    ------    ------    ------    ------    ------    ------    ------

Accumulation Unit
  value (beginning
  of period)......         $10.88    $10.00    $11.00    $10.00    $11.32    $10.00    $11.49    $10.00
Accumulation Unit
  value (end of
  period).........         $12.25    $10.88    $11.33    $11.00    $12.90    $11.32    $13.94    $11.49
Number of units
  outstanding (in
  000s) (end of
  period).........             74         6       222        51       207        48        70        16




                                                  MAINSTAY VP
                              MAINSTAY VP          MODERATE
                               MODERATE             GROWTH            MAINSTAY VP         MAINSTAY VP
                             ALLOCATION--        ALLOCATION--       S&P 500 INDEX--    U.S. SMALL CAP--
                             SERVICE CLASS       SERVICE CLASS       SERVICE CLASS       SERVICE CLASS
                           ----------------    ----------------    ----------------    ----------------
                            2010      2009      2010      2009      2010      2009      2010      2009
                           ------    ------    ------    ------    ------    ------    ------    ------

Accumulation Unit
  value (beginning
  of period)......         $10.74    $10.00    $10.89    $10.00    $11.17    $10.00    $11.08    $10.00
Accumulation Unit
  value (end of
  period).........         $11.92    $10.74    $12.21    $10.89    $12.57    $11.17    $13.60    $11.08
Number of units
  outstanding (in
  000s) (end of
  period).........            689        94       974        74        64        14        45        11

                                                   COLUMBIA
                                                   VARIABLE
                                                  PORTFOLIO--         DREYFUS IP          FIDELITY(R)
                            CALVERT VP SRI         SMALL CAP          TECHNOLOGY              VIP
                               BALANCED          VALUE FUND--          GROWTH--         CONTRAFUND(R)--
                               PORTFOLIO            CLASS 2         SERVICE SHARES      SERVICE CLASS 2
                           ----------------    ----------------    ----------------    ----------------
                            2010      2009      2010      2009      2010      2009      2010      2009
                           ------    ------    ------    ------    ------    ------    ------    ------
Accumulation Unit
  value (beginning
  of period)......         $10.05    $10.00    $10.59    $10.00    $11.68    $10.00    $11.19    $10.00
Accumulation Unit
  value (end of
  period).........         $11.08    $10.05    $13.18    $10.59    $14.89    $11.68    $12.87    $11.19
Number of units
  outstanding (in
  000s) (end of
  period).........             59         2        30         3        96        19       254        50



                              FIDELITY(R)                             JANUS ASPEN         JANUS ASPEN
                              VIP EQUITY-         FIDELITY(R)          BALANCED            WORLDWIDE
                               INCOME--          VIP MID CAP--        PORTFOLIO--         PORTFOLIO--
                            SERVICE CLASS 2     SERVICE CLASS 2     SERVICE SHARES      SERVICE SHARES
                           ----------------    ----------------    ----------------    ----------------
                            2010      2009      2010      2009      2010      2009      2010      2009
                           ------    ------    ------    ------    ------    ------    ------    ------
Accumulation Unit
  value (beginning
  of period)......         $10.92    $10.00    $11.14    $10.00    $10.82    $10.00    $10.76    $10.00
Accumulation Unit
  value (end of
  period).........         $12.35    $10.92    $14.09    $11.14    $11.50    $10.82    $12.23    $10.76
Number of units
  outstanding (in
  000s) (end of
  period).........            109        28       227        39       465        42        45        12



                                                                                           NEUBERGER
                                                    MFS(R)              MFS(R)            BERMAN AMT
                           MFS(R) INVESTORS        RESEARCH            UTILITIES        MID-CAP GROWTH
                            TRUST SERIES--         SERIES--            SERIES--           PORTFOLIO--
                             SERVICE CLASS       SERVICE CLASS       SERVICE CLASS          CLASS S
                           ----------------    ----------------    ----------------    ----------------
                            2010      2009      2010      2009      2010      2009      2010      2009
                           ------    ------    ------    ------    ------    ------    ------    ------
Accumulation Unit
  value (beginning
  of period)......         $ 9.91    $10.00    $11.19    $10.00    $11.20    $10.00    $11.23    $10.00
Accumulation Unit
  value (end of
  period).........         $10.81    $ 9.91    $12.73    $11.19    $12.50    $11.20    $14.22    $11.23
Number of units
  outstanding (in
  000s) (end of
  period).........              3         0         2         0       418        83        46        14



                               PIMCO
                            REAL RETURN      ROYCE MICRO-CAP     ROYCE SMALL-CAP      T. ROWE PRICE
                            PORTFOLIO--        PORTFOLIO--         PORTFOLIO--        EQUITY INCOME
                           ADVISOR CLASS    INVESTMENT CLASS    INVESTMENT CLASS      PORTFOLIO II
                           -------------    ----------------    ----------------    ----------------
                              2010(A)        2010      2009      2010      2009      2010      2009
                           -------------    ------    ------    ------    ------    ------    ------
Accumulation Unit
  value (beginning
  of period)......             $10.00       $11.93    $10.00    $11.34    $10.00    $10.97    $10.00
Accumulation Unit
  value (end of
  period).........             $10.28       $15.25    $11.93    $13.44    $11.34    $12.38    $10.97
Number of units
  outstanding (in
  000s) (end of
  period).........                315          163        32       138        21       143        24



                             UIF EMERGING                             VICTORY VIF
                            MARKETS EQUITY          VAN ECK           DIVERSIFIED
                              PORTFOLIO--       VIP GLOBAL HARD         STOCK--
                               CLASS II             ASSETS          CLASS A SHARES
                           ----------------    ----------------    ----------------
                            2010      2009      2010      2009      2010      2009
                           ------    ------    ------    ------    ------    ------
Accumulation Unit
  value (beginning
  of period)......         $11.46    $10.00    $11.26    $10.00    $11.02    $10.00
Accumulation Unit
  value (end of
  period).........         $13.41    $11.46    $14.32    $11.26    $12.17    $11.02
Number of units
  outstanding (in
  000s) (end of
  period).........            187        39       387        84        13         2



(a) For the period May 1, 2010 (commencement of operations in the Separate Account) through December 31, 2010.

FOR PREMIUM VALUE BASED M&E CHARGE POLICIES:

                              MAINSTAY VP         MAINSTAY VP         MAINSTAY VP         MAINSTAY VP
                              BALANCED--            BOND--               CASH           COMMON STOCK--
                             SERVICE CLASS       SERVICE CLASS        MANAGEMENT         SERVICE CLASS
                           ----------------    ----------------    ----------------    ----------------
                            2010      2009      2010      2009      2010      2009      2010      2009
                           ------    ------    ------    ------    ------    ------    ------    ------
Accumulation Unit
  value (beginning
  of period)......         $10.86    $10.00    $10.27    $10.00    $10.00    $10.00    $11.13    $10.00
Accumulation Unit
  value (end of
  period).........         $12.31    $10.86    $11.05    $10.27    $10.00    $10.00    $12.50    $11.13
Number of units
  outstanding (in
  000s) (end of
  period).........            943        62     2,894       384     2,659       725       105        35



                              MAINSTAY VP
                             CONSERVATIVE         MAINSTAY VP         MAINSTAY VP         MAINSTAY VP
                             ALLOCATION--        CONVERTIBLE--      FLOATING RATE--      GOVERNMENT--
                             SERVICE CLASS       SERVICE CLASS       SERVICE CLASS       SERVICE CLASS
                           ----------------    ----------------    ----------------    ----------------
                            2010      2009      2010      2009      2010      2009      2010      2009
                           ------    ------    ------    ------    ------    ------    ------    ------
Accumulation Unit
  value (beginning
  of period)......         $10.63    $10.00    $11.52    $10.00    $10.44    $10.00    $10.17    $10.00
Accumulation Unit
  value (end of
  period).........         $11.88    $10.63    $13.54    $11.52    $11.26    $10.44    $10.68    $10.17
Number of units
  outstanding (in
  000s) (end of
  period).........          3,346       453     2,275       392     2,910       555     1,515       252




                              MAINSTAY VP                             MAINSTAY VP         MAINSTAY VP
                                GROWTH            MAINSTAY VP         HIGH YIELD          ICAP SELECT
                             ALLOCATION--       GROWTH EQUITY--    CORPORATE BOND--        EQUITY--
                             SERVICE CLASS       SERVICE CLASS       SERVICE CLASS       SERVICE CLASS
                           ----------------    ----------------    ----------------    ----------------
                            2010      2009      2010      2009      2010      2009      2010      2009
                           ------    ------    ------    ------    ------    ------    ------    ------
Accumulation Unit
  value (beginning
  of period)......         $11.04    $10.00    $11.34    $10.00    $11.06    $10.00    $11.17    $10.00
Accumulation Unit
  value (end of
  period).........         $12.67    $11.04    $12.69    $11.34    $12.43    $11.06    $13.17    $11.17
Number of units
  outstanding (in
  000s) (end of
  period).........          1,289       216       122        17     8,564     1,682     1,946       365




                                                  MAINSTAY VP         MAINSTAY VP
                              MAINSTAY VP        INTERNATIONAL         LARGE CAP          MAINSTAY VP
                           INCOME BUILDER--        EQUITY--            GROWTH--         MID CAP CORE--
                             SERVICE CLASS       SERVICE CLASS       SERVICE CLASS       SERVICE CLASS
                           ----------------    ----------------    ----------------    ----------------
                            2010      2009      2010      2009      2010      2009      2010      2009
                           ------    ------    ------    ------    ------    ------    ------    ------
Accumulation Unit
  value (beginning
  of period)......         $11.03    $10.00    $11.06    $10.00    $11.53    $10.00    $11.33    $10.00
Accumulation Unit
  value (end of
  period).........         $12.63    $11.03    $11.57    $11.06    $13.37    $11.53    $13.97    $11.33
Number of units
  outstanding (in
  000s) (end of
  period).........            187        51     1,671       347     1,380       250       579       115




                                                  MAINSTAY VP
                              MAINSTAY VP          MODERATE
                               MODERATE             GROWTH            MAINSTAY VP         MAINSTAY VP
                             ALLOCATION--        ALLOCATION--       S&P 500 INDEX--    U.S. SMALL CAP--
                             SERVICE CLASS       SERVICE CLASS       SERVICE CLASS       SERVICE CLASS
                           ----------------    ----------------    ----------------    ----------------
                            2010      2009      2010      2009      2010      2009      2010      2009
                           ------    ------    ------    ------    ------    ------    ------    ------
Accumulation Unit
  value (beginning
  of period)......         $10.80    $10.00    $11.28    $10.00    $11.20    $10.00    $11.25    $10.00
Accumulation Unit
  value (end of
  period).........         $12.18    $10.80    $12.87    $11.28    $12.81    $11.20    $14.03    $11.25
Number of units
  outstanding (in
  000s) (end of
  period).........          5,897       569     8,355       800       463        73       341        77

                                                   COLUMBIA
                                                   VARIABLE
                                                  PORTFOLIO--         DREYFUS IP          FIDELITY(R)
                            CALVERT VP SRI         SMALL CAP          TECHNOLOGY              VIP
                               BALANCED          VALUE FUND--          GROWTH--         CONTRAFUND(R)--
                               PORTFOLIO            CLASS 2         SERVICE SHARES      SERVICE CLASS 2
                           ----------------    ----------------    ----------------    ----------------
                            2010      2009      2010      2009      2010      2009      2010      2009
                           ------    ------    ------    ------    ------    ------    ------    ------
Accumulation Unit
  value (beginning
  of period)......         $10.68    $10.00    $10.99    $10.00    $11.77    $10.00    $11.48    $10.00
Accumulation Unit
  value (end of
  period).........         $11.97    $10.68    $13.90    $10.99    $15.26    $11.77    $13.42    $11.48
Number of units
  outstanding (in
  000s) (end of
  period).........            402         7       291        39       612       135     1,745       316



                              FIDELITY(R)                             JANUS ASPEN         JANUS ASPEN
                              VIP EQUITY-         FIDELITY(R)          BALANCED            WORLDWIDE
                               INCOME--          VIP MID CAP--        PORTFOLIO--         PORTFOLIO--
                            SERVICE CLASS 2     SERVICE CLASS 2     SERVICE SHARES      SERVICE SHARES
                           ----------------    ----------------    ----------------    ----------------
                            2010      2009      2010      2009      2010      2009      2010      2009
                           ------    ------    ------    ------    ------    ------    ------    ------
Accumulation Unit
  value (beginning
  of period)......         $11.05    $10.00    $11.39    $10.00    $10.84    $10.00    $10.96    $10.00
Accumulation Unit
  value (end of
  period).........         $12.70    $11.05    $14.65    $11.39    $11.72    $10.84    $12.66    $10.96
Number of units
  outstanding (in
  000s) (end of
  period).........            428        99     1,720       272     2,340       266       426       131



                                                                                           NEUBERGER
                                                    MFS(R)              MFS(R)            BERMAN AMT
                           MFS(R) INVESTORS        RESEARCH            UTILITIES        MID-CAP GROWTH
                            TRUST SERIES--         SERIES--            SERIES--           PORTFOLIO--
                             SERVICE CLASS       SERVICE CLASS       SERVICE CLASS          CLASS S
                           ----------------    ----------------    ----------------    ----------------
                            2010      2009      2010      2009      2010      2009      2010      2009
                           ------    ------    ------    ------    ------    ------    ------    ------
Accumulation Unit
  value (beginning
  of period)......         $11.15    $10.00    $11.17    $10.00    $11.34    $10.00    $11.38    $10.00
Accumulation Unit
  value (end of
  period).........         $12.36    $11.15    $12.91    $11.17    $12.87    $11.34    $14.65    $11.38
Number of units
  outstanding (in
  000s) (end of
  period).........             66        13        57         7     2,796       528       140        14



                               PIMCO
                            REAL RETURN      ROYCE MICRO-CAP     ROYCE SMALL-CAP      T. ROWE PRICE
                            PORTFOLIO--        PORTFOLIO--         PORTFOLIO--        EQUITY INCOME
                           ADVISOR CLASS    INVESTMENT CLASS    INVESTMENT CLASS      PORTFOLIO II
                           -------------    ----------------    ----------------    ----------------
                              2010(A)        2010      2009      2010      2009      2010      2009
                           -------------    ------    ------    ------    ------    ------    ------
Accumulation Unit
  value (beginning
  of period)......             $10.00       $12.03    $10.00    $11.26    $10.00    $11.40    $10.00
Accumulation Unit
  value (end of
  period).........             $10.40       $15.64    $12.03    $13.57    $11.26    $13.09    $11.40
Number of units
  outstanding (in
  000s) (end of
  period).........              1,407        1,274       296       860       271       584        96



                             UIF EMERGING
                                MARKETS                               VICTORY VIF
                                EQUITY              VAN ECK           DIVERSIFIED
                              PORTFOLIO--       VIP GLOBAL HARD         STOCK--
                               CLASS II             ASSETS          CLASS A SHARES
                           ----------------    ----------------    ----------------
                            2010      2009      2010      2009      2010      2009
                           ------    ------    ------    ------    ------    ------
Accumulation Unit
  value (beginning
  of period)......         $11.59    $10.00    $11.63    $10.00    $11.02    $10.00
Accumulation Unit
  value (end of
  period).........         $13.78    $11.59    $15.04    $11.63    $12.38    $11.02
Number of units
  outstanding (in
  000s) (end of
  period).........          2,036       523     3,078       755        93        12



(a) For the period May 1, 2010 (commencement of operations in the Separate Account) through December 31, 2010.

                 NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
                            AND THE SEPARATE ACCOUNT

     NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION

     New York Life Insurance and Annuity Corporation (NYLIAC) is a stock life insurance company incorporated in Delaware in 1980. NYLIAC is licensed to sell life, accident and health insurance and annuities in the District of Columbia and all states. In addition to the policies We describe in this Prospectus, NYLIAC offers life insurance policies and other annuities.

     NYLIAC is a wholly-owned subsidiary of New York Life Insurance Company, a mutual life insurance company doing business in New York since 1845. NYLIAC held assets of $110.3 billion at the end of 2010. New York Life Insurance Company has invested in NYLIAC, and will occasionally make additional contributions to NYLIAC in order to maintain capital and surplus in accordance with state requirements.

     THE SEPARATE ACCOUNT

     Separate Account-III was established on November 30, 1994 and Separate Account-IV was established on June 10, 2003, pursuant to resolutions of the NYLIAC Board of Directors. The Separate Accounts are registered as unit investment trusts with the Securities and Exchange Commission under the Investment Company Act of 1940. This registration does not signify that the Securities and Exchange Commission supervises the management, or the investment practices or policies, of the Separate Accounts.

     Although the assets of the Separate Accounts belong to NYLIAC, these assets are held separately from Our other assets. The Separate Accounts' assets are not chargeable with liabilities incurred in any of NYLIAC's other business operations (except to the extent that assets in the Separate Accounts exceed the reserves and other liabilities of that Separate Account). The income, capital gains and capital losses incurred on the assets of the Separate Accounts are credited to or charged against the assets of the Separate Accounts without regard to the income, capital gains or capital losses arising out of any other business NYLIAC may conduct. Therefore, the investment performance of the Separate Accounts is entirely independent on the investment performance of the Fixed Account, the DCA Advantage Plan account and any other separate account of NYLIAC.

     Separate Account III currently has 68 Investment Divisions, 41 of which are available. Separate Account IV has 41 Investment Divisions. Premium payments allocated to the Investment Divisions are invested solely in the corresponding Eligible Portfolios of the relevant Fund.

     THE PORTFOLIOS

     The assets of each Eligible Portfolio are separate from the others and each such Portfolio has different investment objectives and policies. As a result, each Eligible Portfolio operates as a separate investment fund and the investment performance of one Portfolio has no effect on the investment performance of any other Portfolio. You can make or lose money in any of the Investment Divisions. Portfolios described in this prospectus are different from portfolios that may have similar names but are available directly to the general public. The funds available directly to the general public may have the same adviser, same name, same investment objectives and policies, and substantially similar portfolio securities, but the investment performance may not be the same.

     WE OFFER NO ASSURANCE THAT ANY OF THE ELIGIBLE PORTFOLIOS WILL ATTAIN THEIR RESPECTIVE STATED OBJECTIVES.

     The Funds also make their shares available to certain other separate accounts funding variable life insurance policies offered by NYLIAC. This is called "mixed funding." The Funds also may make their shares available to separate accounts of insurance companies unaffiliated with NYLIAC. This is called "shared funding." Although We do not anticipate any inherent difficulties arising from mixed and shared funding, it is theoretically possible that, due to differences in tax treatment or other considerations, the interests of owners of various policies participating in a certain Fund might at some time be in conflict. The Board of Directors/Trustees of each Fund, each Fund's investment advisers, and NYLIAC are required to monitor events to identify any material conflicts that arise from the use of the Funds for mixed and shared funding. For more information about the risks of mixed and shared funding, please refer to the relevant Fund prospectus.

     The Funds and Eligible Portfolios offered through this product are selected by NYLIAC based on several criteria, including asset class coverage, the strength of the manager's reputation and tenure, brand recognition, performance, and the capability and qualification of each sponsoring investment firm. An affiliate of NYLIAC manages the Mainstay VP Funds Trust and that was a factor in its selection. Another factor that NYLIAC considers during the selection process is whether the Fund or Eligible Portfolio or an affiliate of the Fund will compensate NYLIAC for providing administrative, marketing, and support services that would otherwise be provided by the Fund, the Fund's investment adviser, or its distributor.

     We receive payments or compensation from the Funds or their investment advisers, or from other service providers of the Funds (who may be affiliates of NYLIAC) in connection with administration, distribution, and other services We provide with respect to the Eligible Portfolios and their availability through the policies. These payments may be derived, in whole or in part, from the advisory fee charged by the Fund and deducted from Fund assets and/or from "Rule 12b-1" fees charged by the Fund and deducted from Fund assets. NYLIAC may use these payments for any corporate purpose, including payment of expenses that NYLIAC and/or its affiliates incur in promoting, marketing, and administering the policies, and in its role as an intermediary of the Funds. Policyowners, through their indirect investment in the Funds, bear the costs of these advisory and 12b-1 fees.

     The amounts We receive may be substantial, may vary by Eligible Portfolio, and may depend on how much policy value is invested in the particular Eligible Portfolio or Fund. NYLIAC and its affiliates may profit from these payments. Currently, We receive payments or revenue under various arrangements in amounts ranging from 0.05% to 0.35% annually of the aggregate net asset value of the shares of some of the Eligible Portfolios held by the Investment Divisions. We also receive compensation under various distribution services arrangements in amounts ranging from 0.05% to 0.25% annually of the aggregate net asset value of the shares of some of the Eligible Portfolios held by the Investment Divisions. The compensation that your registered representative receives remains the same regardless of which Investment Divisions you choose or the particular arrangements applicable to those Investment Divisions.

     The Eligible Portfolios of the relevant Funds, along with their investment advisers, are listed in the following table:


--------------------------------------------------------------------------------------

        FUND           INVESTMENT ADVISERS              ELIGIBLE PORTFOLIOS
--------------------------------------------------------------------------------------
MainStay VP Funds     New York Life         MainStay VP Bond;
Trust                 Investment            MainStay VP Cash Management;
                      Management LLC        MainStay VP Conservative Allocation;
                                            MainStay VP Floating Rate;
                                            MainStay VP Growth Allocation;
                                            MainStay VP Moderate Allocation;
                                            MainStay VP Moderate Growth Allocation;


                      Subadviser: MacKay    MainStay VP Convertible;
                      Shields LLC           MainStay VP Flexible Bond Opportunities;
                      ("MacKay")            MainStay VP Government;
                                            MainStay VP High Yield Corporate Bond;
                                            MainStay VP International Equity;


                      Subadviser: Madison   MainStay VP Balanced;
                      Square Investors LLC  MainStay VP Common Stock;
                                            MainStay VP Growth Equity;
                                            MainStay VP Mid Cap Core;
                                            MainStay VP S&P 500 Index;


                      Subadviser:           MainStay VP ICAP Select Equity
                      Institutional
                      Capital LLC


                      Subadviser: Winslow   MainStay VP Large Cap Growth
                      Capital Management,
                      Inc.


                      Subadvisers: Epoch    MainStay VP Income Builder
                      Investment Partners,
                      Inc. ("Epoch") and
                      MacKay


                      Subadviser: Epoch     MainStay VP U.S. Small Cap
--------------------------------------------------------------------------------------
BlackRock Variable    BlackRock Advisors,   BlackRock Global Allocation V.I. Fund
Series Funds, Inc.    LLC
                      Subadvisers:
                      BlackRock Investment
                      Management, LLC and
                      BlackRock
                      International
                      Limited
--------------------------------------------------------------------------------------
Calvert Variable      Calvert Investment    Calvert VP SRI Balanced Portfolio
Series, Inc.          Management, Inc.
                      Subadviser (equity
                      portion): New
                      Amsterdam Partners
                      LLC (Calvert manages
                      fixed income
                      portion)
--------------------------------------------------------------------------------------
Columbia Funds        Columbia Management   Columbia Variable Portfolio -- Small Cap
Variable Insurance    Investment Advisers,  Value Fund
Trust                 LLC
--------------------------------------------------------------------------------------
Dreyfus Investment    The Dreyfus           Dreyfus IP Technology Growth
Portfolios            Corporation
--------------------------------------------------------------------------------------
Fidelity(R) Variable  Fidelity Management   Fidelity(R) VIP Contrafund(R)
Insurance Products    and Research Company  Fidelity(R) VIP Equity-Income
Fund                  ("FMR")               Fidelity(R) VIP Mid Cap
                      Subadvisers: FMR
                      Co., Inc. ("FMRC")
                      and other affiliates
                      of FMR
--------------------------------------------------------------------------------------

Janus Aspen Series    Janus Capital         Janus Aspen Balanced Portfolio;
                      Management LLC        Janus Aspen Worldwide Portfolio
--------------------------------------------------------------------------------------

MFS(R) Variable       Massachusetts         MFS(R) Investors Trust Series;
Insurance Trust       Financial Services    MFS(R) Research Series;
                      Company ("MFS")       MFS(R) Utilities Series
--------------------------------------------------------------------------------------


--------------------------------------------------------------------------------------

        FUND           INVESTMENT ADVISERS              ELIGIBLE PORTFOLIOS
--------------------------------------------------------------------------------------
Neuberger Berman      Neuberger Berman      Neuberger Berman AMT Mid-Cap Growth
Advisers Management   Management LLC        Portfolio
Trust                 Subadviser:
                      Neuberger Berman LLC
--------------------------------------------------------------------------------------
PIMCO Variable        Pacific Investment    PIMCO Real Return Portfolio
Insurance Trust       Management Company
                      LLC ("PIMCO")
--------------------------------------------------------------------------------------
The Royce Capital     Royce & Associates,   Royce Micro-Cap Portfolio
Fund                  LLC                   Royce Small-Cap Portfolio
--------------------------------------------------------------------------------------
T. Rowe Price Equity  T. Rowe Price         T. Rowe Price Equity Income Portfolio II
Series, Inc.          Associates, Inc.
--------------------------------------------------------------------------------------
The Universal         Morgan Stanley        UIF Emerging Markets Equity Portfolio
Institutional Funds,  Investment
Inc.                  Management Inc.
                      Subadvisers: Morgan
                      Stanley Investment
                      Management Limited
                      and Morgan Stanley
                      Investment
                      Management Company
--------------------------------------------------------------------------------------
Van Eck VIP Trust     Van Eck Associates    Van Eck VIP Global Hard Assets
                      Corporation
--------------------------------------------------------------------------------------
Victory Variable      Victory Capital       Victory VIF Diversified Stock
Insurance Funds       Management, Inc.

--------------------------------------------------------------------------------------



     Please refer to the accompanying prospectuses of the respective Funds for a complete description of the Funds, the investment advisers, the sub-advisers, and the Portfolios. The Funds' prospectuses should be read carefully before any decision is made concerning the allocation of premium payments to an Investment Division corresponding to a particular Eligible Portfolio.


     NYLIAC does not provide investment advice and does not recommend or endorse any particular Eligible Portfolio or Portfolios. NYLIAC is not responsible for choosing the Investment Divisions or the amounts allocated to each. You are responsible for determining that these decisions are appropriate for your own individual circumstances and your investment goals, financial situation, and risk tolerance. Decisions regarding investment allocations should be carefully considered. YOU BEAR THE RISK OF ANY DECLINE IN THE VALUE OF YOUR POLICY RESULTING FROM THE PERFORMANCE OF THE PORTFOLIOS YOU HAVE CHOSEN.



     Investment selections should be based on a thorough investigation of all of the information regarding the Eligible Portfolios that are available to you, including each Fund's prospectus, statement of additional information, and annual and semi-annual reports. Other sources, such as the Fund's website or newspapers and financial and other magazines, provide more current information, including information about any regulatory actions or investigations relating to a Fund or Eligible Portfolio. After you select Investment Divisions for your initial premium, you should monitor and periodically re-evaluate your allocations to determine if they are still appropriate.


     ADDITIONS, DELETIONS, OR SUBSTITUTIONS OF INVESTMENTS

     NYLIAC retains the right, subject to any applicable law, to make additions to, deletions from, or substitutions for, the Eligible Portfolio shares held by any Investment Division. NYLIAC reserves the right to eliminate the shares of any of the Eligible Portfolios and to substitute shares of another portfolio of a Fund, or of another registered open-end management investment company. We may do this if the shares of the Eligible Portfolios are no longer available for investment or if We believe investment in any Eligible Portfolio would become inappropriate in view of the purposes of the Separate Account. To the extent required by law, We will not make substitutions of shares attributable to your interest in an Investment Division until you have been notified of the change. This does not prevent the Separate Account from purchasing other securities for other series or classes of policies, or from processing a conversion between series or classes of policies on the basis of requests made by policyowners.

     We may establish new Investment Divisions when We determine, in Our sole discretion, that marketing, tax, investment, or other conditions so warrant. We will make any new Investment Divisions available to existing policyowners on a basis We determine. We may also eliminate one or more Investment Divisions, if We determine, in Our sole discretion, that marketing, tax, investment, or other conditions warrant.

     In the event of any substitution or change, NYLIAC may, by appropriate endorsement, change the policies to reflect such substitution or change. We also reserve the right to: (a) operate the Separate Account as a management company under the Investment Company Act of 1940, (b) deregister it under such Act in the event such registration is no longer required, (c) combine it with one or more other separate accounts, and (d) restrict or eliminate the voting rights of persons having voting rights as to the Separate Account as permitted by law.

     REINVESTMENT

     We automatically reinvest all dividends and capital gain distributions from Eligible Portfolios in shares of the distributing Portfolio at their net asset value on the payable date.

                                 THE POLICIES(1)

     This is a flexible premium policy which means additional premium payments can be made. It is issued on the lives of individual Annuitants.

     The policies are variable. This means that the Accumulation Value will fluctuate based on the investment experience of the Investment Divisions you select, the interest credited on the Fixed Accumulation Value and the DCA Accumulation Value. NYLIAC does not guarantee the investment performance of the Separate Account or of the Eligible Portfolios. You bear the entire investment risk with respect to amounts allocated to the Investment Divisions of the Separate Account. We offer no assurance that the investment objectives of the Investment Divisions will be achieved. Accordingly, amounts allocated to the Investment Divisions of the Separate Account are subject to the risks inherent in the securities markets and, specifically, to price fluctuations in the Eligible Portfolios' investments.

     As the owner of the policy, you have the right to (a) change the Beneficiary, (b) name a new owner (on Non-Qualified Policies only), (c) receive Income Payments, (d) name a payee to receive Income Payments, and (e) transfer funds among the Investment Divisions. You cannot lose these rights. However, all rights of ownership cease upon your death.

     The current policyowner of a Non-Qualified Policy has the right to transfer ownership to another person(s) or entity. To transfer ownership, the policyowner must complete Our approved "Transfer of Ownership" form in effect at the time of the request. This change will take effect as of the date you signed the form, subject to any payment We made or other action We took before recording the change. Federal law requires all financial institutions to obtain, verify, and record information that identifies each person or entity that becomes the owner of an existing policy. This means the new policyowner(s) will be required to provide their name, address, date of birth, and other identifying information. To complete a transfer of ownership, the new policyowner(s) will also be required to submit financial and suitability information.

     Certain provisions of the policies may be different than the general description in this Prospectus, and certain riders and options may not be available, because of legal requirements or restrictions in your state. See your policy for specific variations because any such state variations will be included in your policy or in riders or endorsements attached to your policy. See your registered representative or contact Us for specific information that may be applicable to your state.

     SELECTING THE VARIABLE ANNUITY THAT'S RIGHT FOR YOU

     In addition to the policies described in this Prospectus, We offer other variable annuities, each having different features, fees, and charges. Your registered representative can help you decide which is best for you based on your individual circumstances, time horizon, and policy feature preferences.

     The following chart outlines some of the different features for each New York Life variable annuity We offer. The availability of optional policy features, such as those mentioned in the chart, may increase the cost of the policy. Therefore, when selecting a policy, you should consider what policy features you plan to use within your variable annuity. You should also consider the different surrender charge period associated with each policy in light of the length of time you plan to hold your policy (i.e., your time horizon). If you intend to make multiple contributions to your policy over time, you may want to consider a surrender charge period that is based on the Policy Date. If you intend to make a single contribution or limited contributions over time, you may want to consider a policy with a surrender charge period that is based on each premium payment. In addition to the surrender charges, you should also evaluate the available policy features and the different fees associated with each of the features and of the policy.


----------
       1 For single premium policies, this section is modified as indicated in Appendix 1 of this Prospectus.

     You should consider the investment objectives, risks, charges and expenses of an investment carefully before investing. Both the product and underlying Fund prospectuses contain this and other information about the variable annuities and underlying investment options. Your registered representative can provide you with prospectuses for one or more of these variable annuities and the underlying Funds. Please read the prospectuses carefully before investing.

--------------------------------------------------------------------------------------------------------------------------
                                     NEW YORK LIFE          NEW YORK LIFE          NEW YORK LIFE         NEW YORK LIFE
                                     PREMIER PLUS              PREMIER            COMPLETE ACCESS       FLEXIBLE PREMIUM
                                   VARIABLE ANNUITY       VARIABLE ANNUITY       VARIABLE ANNUITY      VARIABLE ANNUITY II
--------------------------------------------------------------------------------------------------------------------------
Surrender Charge Period          8 Years (8%, 8%, 7%,   7 Years (8%, 7%, 6%,           None           9 Years (7%, 7%, 7%,
                                    6%, 5%, 4%, 3%,       5%, 4%, 3%, 2% --                            6%, 5%, 4%, 3%, 2%,
                                  2% -- based on each       based on each                                1% -- based on
                                    premium payment        premium payment                                policy date)
                                         date)                  date)
--------------------------------------------------------------------------------------------------------------------------
DCA Advantage Plan                   Yes (6 month           Yes (6 month                No                     No
                                       account)               account)
--------------------------------------------------------------------------------------------------------------------------
Interest Sweep                            Yes                    Yes                    Yes                    Yes
--------------------------------------------------------------------------------------------------------------------------
Premium Credit                            Yes                    No                     No                     No
--------------------------------------------------------------------------------------------------------------------------
Fixed Account                             Yes                    Yes                    Yes                    Yes
                                       One-Year               One-Year               One-Year               One-Year
--------------------------------------------------------------------------------------------------------------------------
Annual Death Benefit Reset       Ages 65 or             Ages 65 or             Ages 65 or             Ages 65 or
Rider (ADBR) Charge*             Younger: 0.30%         Younger: 0.30%         Younger: 0.30%         Younger: 0.30%
                                 Ages 66-75: 0.35%      Ages 66-75: 0.35%      Ages 66-75: 0.35%      Ages 66-75: 0.35%
--------------------------------------------------------------------------------------------------------------------------
Mortality and Expense Risk and   Accumulation Value     Accumulation Value     Accumulation Value     Accumulation Value
Administration Costs Charge      Based: 1.65%(1)        Based: 1.35%(1)        Based: 1.65%(1)        Based: 1.40%(1)
                                 Premium Based:         Premium Based:                                Premium Based:
                                 1.75%(2)               1.55%(2)                                      1.60%(2)
--------------------------------------------------------------------------------------------------------------------------
Annual Policy Service Charge              $30                    $30                    $40                    $30
--------------------------------------------------------------------------------------------------------------------------
Minimum Cash Value Required to         $100,000               $100,000               $100,000                $50,000
Waive Annual Policy Service
Charge
--------------------------------------------------------------------------------------------------------------------------


    All policies and features may not be available in all jurisdictions.
*    May be lower if IPP + ADBR package is selected.
(1) Charge is reflected in the Accumulation Unit Value.
(2) Charge is not reflected in the Accumulation Unit Value.

     QUALIFIED AND NON-QUALIFIED POLICIES

     We designed the policies primarily for the accumulation of retirement savings, and to provide income at a future date. We issue both Qualified and Non-Qualified Policies. Both types of policies offer tax-deferred accumulation. You may purchase a Non-Qualified Policy to provide for retirement income other than through a tax-qualified plan. You may purchase a Qualified Policy for use with any one of the tax-qualified plans listed below.

     (1) TSAs purchased by employees of certain tax-exempt organizations and certain state-supported educational institutions, in each case in accordance with the employer's plan document and/or applicable tax requirements (see FEDERAL TAX MATTERS--Qualified Policies--Important Information Regarding Final Code Section 403 (b) Regulations). We will no longer be accepting contributions or issuing new policies for ERISA 403(b) plans;

     (2) Section 408 or 408A Individual Retirement Annuities (IRAs), including:
         Roth IRAs, Inherited IRAs, SEP and SIMPLE IRAs.

     Please see "FEDERAL TAX MATTERS" for a detailed description of these plans.

     If you are considering the purchase of a Qualified Policy or a Non-Qualified Policy to fund another type of tax-qualified retirement plan, such as a plan qualifying under Section 401(a) of the Code, you should be aware that this policy will fund a retirement plan that already provides tax deferral under the Code. Therefore, the tax deferral of the annuity does not provide additional benefits. However, this annuity is designed to provide certain payment guarantees and features other than tax deferral, some of which may not be available in other investments. There are fees and charges in an annuity that may not be included in other types of investments. These additional features and benefits include:

     - A guaranteed death benefit, as explained in this Prospectus.

     - The option for you to receive a guaranteed stream of income payments for life after you have owned the policy for one year.

     - A Fixed Account (if available) that features a guaranteed fixed interest rate.

     - An optional Interest Sweep feature that automatically allocates interest earned on monies in the Fixed Account to other investment divisions offered under the policy.

     - The flexibility to easily transfer money among Investment Divisions in the annuity managed by different investment managers and to have your investment mix automatically rebalanced periodically.

These features are explained in detail in this Prospectus. You should purchase this annuity with tax-qualified money because of the additional features the annuity provides and not for the tax deferral to which the tax-qualified plan is already entitled. You should consult with your tax or legal adviser to determine if the policy is suitable for your tax qualified plan.

     POLICY APPLICATION AND PREMIUM PAYMENTS

     To purchase a policy, you must complete an application. The application is sent by your registered representative to NYLIAC's Cleveland or Dallas Service Center with your initial premium payment. (Initial premium payments received in connection with 1035 exchanges, rollovers and TSAs must be sent to either the Cleveland or Dallas Service Center, or one of the addresses noted in Question 18 of this Prospectus.) If the application is complete and accurate, and We have received all other information necessary to process the application, We will credit the initial premium payment to the investment options you have selected within two Business Days after receipt at the Cleveland or Dallas Service Center. (Or, in the case of initial premium payments received in connection with 1035 exchanges, rollovers and TSAs, at the Cleveland or Dallas Service Centers or at one of the addresses noted in Question 18 of this Prospectus.) If We cannot credit the initial premium payment within five Business Days after We receive it because the application is incomplete or inaccurate, We will contact you and explain the reason for the delay. Unless you consent to NYLIAC's retaining the initial premium payment and crediting it as soon as the necessary requirements are fulfilled, We will refund the initial premium payment immediately.

     Acceptance of applications is subject to NYLIAC's rules. We reserve the right to reject any application or initial premium payment. Generally, only one policyowner is named. If We issue a jointly owned policy, ownership rights and privileges under the policy must be exercised jointly and benefits under the policy will be paid upon the death of any joint owner. ACCEPTANCE OF INITIAL AND SUBSEQUENT PREMIUM PAYMENTS IS SUBJECT TO OUR SUITABILITY STANDARDS.

     You may allocate premium payments in up to 41 Investment Divisions, as well as the DCA Advantage Plan Account and the Fixed Account (if available) you have chosen immediately. We will credit subsequent premium payments to the policy at the close of the Business Day on which they are received by NYLIAC. Moreover, you may increase or decrease the percentages of the premium payments (which must be in whole number percentages) allocated to each Allocation Alternative or the DCA Advantage Plan Account at the time a premium payment is made.

     Unless We permit otherwise, the minimum initial premium payment is $4,000 for Qualified Policies and $5,000 for Non-Qualified Policies. You may make additional premium payments of at least $2,500 for Qualified Policies and $5,000 for Non-Qualified Policies, or such lower amount as We may permit at any time. Additional Premium Payments can be made until 12 months after you reach age 75. The currently available methods of payment are direct payments to NYLIAC or any other method agreed to by Us. The maximum aggregate amount of premium payments We accept is $1,000,000 without prior approval. NYLIAC reserves the right to limit the dollar amount of any premium payment. You must allocate a minimum of $5,000 to the DCA Advantage Plan Account.

     For Qualified Policies, you may not make premium payments in any Policy Year that exceed the amount permitted by the plan or by applicable law.

     TAX-FREE SECTION 1035 EXCHANGES

     Subject to certain restrictions, you can make a tax-free exchange under
Section 1035 of the Code of all or a portion of one annuity contract, or all of a life insurance policy for an annuity contract. Section 1035 also provides that an annuity contract may be exchanged in a tax-free transaction for a long-term care insurance policy. Before making an exchange, you should compare both contracts carefully. Remember that if you exchange a life insurance policy or annuity contract for the Contract described in this prospectus:

     - you might have to pay a withdrawal charge on your previous contract,

     - there will be a new withdrawal charge period for this Contract,

     - other charges under this Contract may be higher (or lower),

     - the benefits may be different,

     - you will no longer have access to any benefits from your previous contract (or the benefits may be different), and

     - access to your cash value following a partial exchange may be subject to tax-related limitations.

     If the exchange does not qualify for Section 1035 treatment, you also may have to pay federal income tax, including a 10 percent federal penalty tax, on the exchange. You should not exchange an existing life insurance policy or another annuity contract for this Contract unless you determine that the exchange is in your best interest. IF YOU CONTEMPLATE SUCH AN EXCHANGE, YOU SHOULD CONSULT A TAX ADVISOR TO DISCUSS THE POTENTIAL TAX EFFECTS OF SUCH A TRANSACTION.

     PAYMENTS RETURNED FOR INSUFFICIENT FUNDS

     If your premium payment is returned for insufficient funds, We reserve the right to reverse the investment options chosen and charge you a $20 fee for each returned payment. In addition, the Fund may also redeem shares to cover any losses it incurs as result of a returned payment. If a payment is returned for insufficient funds for two consecutive periods, the privileges to pay by check or electronically will be suspended until VPSC receives a written request to reinstate it in a form acceptable to us at one of the addresses noted in Question 16 of this Prospectus, and We agree.

     PREMIUM CREDIT(1)

     We will apply a Premium Credit to your Accumulation Value at the time of each premium payment. The Premium Credit is calculated as a percentage of each premium payment. The percentage will depend on the Premium Credit Rate schedule then in effect, and will never be less than 2.00%. The Premium Credit Rate applicable to a premium payment varies, depending on the total amount of premium payments received under the policy ("TOTAL ACCUMULATED PREMIUMS"). Withdrawals will not reduce Total Accumulated Premiums. In addition, if We receive more than one premium payment within 180 days of the Policy Date, We will adjust the Premium Credits applied to such payments using the Premium Credit Rate applicable to the later payment(s) made during that period. We will apply any additional Premium Credit amounts resulting from such adjustments as of the date We receive the later premium payment.

     As of the date of this prospectus, the Premium Credit Rate schedule is as follows:

    TOTAL ACCUMULATED PREMIUMS       CREDIT RATE
---------------------------------    -----------
 at least          less than
---------         ----------
  minimum         $   50,000               3.00%
$  50,000         $  100,000               3.25%
$ 100,000         $  500,000               4.00%
$ 500,000*         unlimited               5.00%



---------------
* Total Accumulated Premiums in excess of the amount set forth on the Policy Data Page are subject to prior approval. (See "POLICY APPLICATION AND PREMIUM PAYMENTS.")

     You may qualify for the 5% Premium Credit Rate if your initial premium payment is less than $500,000, if you and up to four of your immediate family members purchase a New York Life Premier Plus Variable Annuity policy at the same time and the aggregate premium paid on all of the policies is at least $1.0 million. In order to aggregate premiums among immediate family members, you must, before purchasing the policy, inform your registered representative that you have policies that can be aggregated. NYLIAC reserves the right to reject any request for aggregation of policies.

     With notice to you, in Our sole discretion, We may change both the Premium Credit Rates and the Total Accumulated Premiums ranges applicable to future premium payments under your policy. Subsequent premium payments will receive the Premium Credit Rate then in effect for the applicable range. In setting the Premium Credit Rates and associated ranges, NYLIAC will consider fixed and variable expenses incurred in policy issue, servicing and maintenance, the average length of time that policies issued remain in force along with the mortality experience of those policies, and NYLIAC's competitive position in the market place.


----------
       1 For single premium policies, "Premium Credit" is modified in Appendix 1 of this Prospectus.

     We will deduct the amount of the Premium Credit from the amount returned to you if you cancel your policy. (See "YOUR RIGHT TO CANCEL ("FREE LOOK").") We may also deduct from the death benefit proceeds any Premium Credit applied within the 12 months immediately preceding the date of death of the owner. (See "DEATH BEFORE ANNUITY COMMENCEMENT.")

     Premium Credits are allocated to the same Allocation Alternatives based on the same percentages used to allocate your premium payments. We do not consider Premium Credits to be premium payments for purposes of any discussion in this prospectus. Premium Credits are also not considered to be your investment in the policy for tax purposes.

     Fees and charges for a policy with a Premium Credit may be higher than those for other policies. For example, We use a portion of the surrender charge and Mortality and Expense Risk and Administrative Costs charge to help recover the cost of providing the Premium Credit under the policy. (See "CHARGES AND DEDUCTIONS" and "SELECTING THE VARIABLE ANNUITY THAT'S RIGHT FOR YOU.") Over time, the amount of the Premium Credit may be more than offset by those higher charges. We expect to make a profit from those charges.

     There may be circumstances in which the purchase of a New York Life Premier Plus Variable Annuity is less advantageous than the purchase of another New York Life variable annuity which might have lower fees but no Premium Credit. This may be the case, for example, if you intend to make fewer and/or smaller premium payments into the policy, or if you anticipate retaining the policy for a significant time beyond the surrender charge period. Under certain circumstances (such as a period of poor market performance), the fees and charges associated with the Premium Credit may exceed the sum of the Premium Credit and any related earnings. You should consider this possibility before purchasing the policy.

     YOUR RIGHT TO CANCEL ("FREE LOOK")

     You can cancel the policy within 10 days of delivery of the policy or such longer period as required under state law. To cancel your policy, you must return it to VPSC at one of the addresses listed in Question 16 of this Prospectus or to the registered representative through whom you purchased it, with a written request for cancellation. Except where you are entitled by law to receive the total of premium payments less any prior partial withdrawals, We will promptly return the Accumulation Value calculated as of the Business Day that either the registered representative through whom you purchased the policy or VPSC receives the policy along with a written request for cancellation in a form acceptable to Us less any Premium Credit(s), but without any deduction for premium taxes or a surrender charge. We will set forth the provision in your policy.

     ISSUE AGES

     To purchase a Non-Qualified Policy you must not be older than age 75. We will accept additional premium payments until 12 months after you reach age 75, unless We agree otherwise. If the Owner of the policy is not a natural person, the Annuitant must not be older than 75.

     For IRA, Roth IRA, SIMPLE IRA, TSA and SEP plans, you must also be the Annuitant. We can issue Qualified Policies if you are between the ages of 18 and 75 (between 0-75 for Inherited IRAs). We will accept additional premium payments until 12 months after you reach age 75, unless otherwise limited by the terms of a particular plan or unless We agree otherwise.

     TRANSFERS

     You may transfer amounts between Investment Divisions of the Separate Account or to the Fixed Account (if available) at least 30 days before the Annuity Commencement Date, although certain restrictions may apply with respect to transfers into the Fixed Account for Premium based M&E Charge policies. You may not make transfers into the DCA Advantage Plan Account. Transfers made from the DCA Advantage Plan Account to the Investment Divisions are subject to different limitations (See "THE DCA ADVANTAGE PLAN."). No transfers are allowed from the DCA Advantage Plan Account to the Fixed Account (if available). Except in connection with transfers made pursuant to traditional Dollar Cost Averaging, Automatic Asset Reallocation, Interest Sweep, and the DCA Advantage Plan, the minimum amount that you may transfer from one Investment Division to other Investment Divisions or to the Fixed Account, is $500. Except for the traditional Dollar Cost Averaging, Automatic Asset Reallocation and Interest Sweep options, and the DCA Advantage Plan, if the value of the remaining Accumulation Units in an Investment Division or Fixed Account would be less than $25 after you make a transfer, We will transfer the entire value unless NYLIAC in its discretion determines otherwise. The amount(s) transferred to other Investment Divisions must be a minimum of $25 for each Investment Division.

     There is no charge for the first twelve transfers in any one Policy Year. NYLIAC reserves the right to charge up to $30 for each transfer in excess of twelve, subject to any applicable state insurance law requirements. Any transfer made in connection with traditional Dollar Cost Averaging, Automatic Asset Reallocation, Interest Sweep and the DCA Advantage Plan will not count as a transfer toward the twelve transfer limit. You may make transfers from the Fixed Account to the Investment Divisions in connection with the Interest Sweep option and in certain other situations. (See "THE FIXED ACCOUNT.")

     You can request a transfer by any of the four methods listed below. Transfer requests are subject to limitations and must be made in accordance with our established procedures. (See "Virtual Service Center (VSC) and Interactive Voice Response System (IVR).")

          - submit your request in writing on a form We approve to VPSC at one of the addresses listed in Question 16 of this prospectus (or any other address We indicate to you in writing);

          - use the IVR at 800-598-2019;

          - speak to a Customer Service Representative at 800-598-2019 on Business Days between the hours of 9:00 a.m. and 6:00 p.m. (Eastern
            Time); or

          - make your request through the Virtual Service Center.

     NYLIAC is not liable for any loss, cost or expense for action based on telephone instructions which are believed to be genuine in accordance with these procedures. Transfer requests received after the close of regular trading on the New York Stock Exchange, generally 4:00 p.m. Eastern Time or received on a non-Business Day, will be priced as of the next Business Day.

     LIMITS ON TRANSFERS

     Procedures Designed to Limit Potentially Harmful Transfers--This policy is not intended as a vehicle for market timing. Accordingly, your ability to make transfers under the policy is subject to limitation if We determine, in Our sole opinion, that the exercise of that privilege may disadvantage or potentially hurt the rights or interests of other policyowners.

     Any modification of the transfer privilege could be applied to transfers to or from some or all of the Investment Divisions. If not expressly prohibited by the policy, We may, for example:

          - reject a transfer request from you or from any person acting on your behalf

          - restrict the method of making a transfer

          - charge you for any redemption fee imposed by an underlying Fund

          - limit the dollar amount, frequency, or number of transfers.

     Currently, if you or someone acting on your behalf requests BY TELEPHONE AND/OR ELECTRONICALLY transfers into or out of one or more Investment Divisions on three or more days within any 60-day period, We will send you a letter notifying you that the transfer limitation has been exceeded. If We receive an additional transfer request that would result in transfers into or out of one or more Investment Divisions on three or more days within any 60-day period, We will process the transfer request. Thereafter, We will immediately suspend your ability to make transfers electronically and by telephone, regardless of whether you have received the warning letter. All subsequent transfer requests for your policy must then be made in writing through the U.S. mail or an overnight courier and received by VPSC at one of the addresses listed in Question 16 of this Prospectus. We will provide you with written notice when We take this action.

     We currently do not include the following transfers in these limitations, although we reserve the right to include them in the future: transfers to and from the Fixed Account, the first transfer out of the MainStay VP Cash Management Investment Division within six months of the issuance of a policy, and transfers made pursuant to the Dollar Cost Averaging, Automatic Asset Reallocation, and Interest Sweep options.

     WE MAY CHANGE THESE LIMITATIONS OR RESTRICTIONS OR ADD NEW ONES AT ANY TIME WITHOUT PRIOR NOTICE; YOUR POLICY WILL BE SUBJECT TO THESE CHANGES REGARDLESS OF THE ISSUE DATE OF YOUR POLICY. All transfers are subject to the limits set forth in the prospectus in effect on the date of the transfer request, regardless of when your policy was issued. Note, also, that any applicable transfer rules, either as indicated above or that We may utilize in the future, will be applied even if We cannot identify any specific harmful effect from any particular transfer.

     We apply Our limits on transfers procedures to all owners of this policy without exception.

     Orders for the purchase of Fund portfolio shares are subject to acceptance by the relevant Fund. We will reject or reverse, without prior notice, any transfer request into an Investment Division if the purchase of shares in the corresponding Fund portfolio is not accepted by the Fund for any reason. For transfers into multiple Investment Divisions, the entire transfer request will be rejected or reversed if any part of it is not accepted by any one of the Funds. We will provide you with written notice of any transfer request We reject or reverse. You should read the Fund prospectuses for more details regarding their ability to refuse or restrict purchases or redemptions of their shares. In addition, a Fund may requires Us to share specific policyowner transactional data with them, such as taxpayer identification numbers and transfer information.

     Risks Associated with Potentially Harmful Transfers--Our procedures are designed to limit potentially harmful transfers. However, We cannot guarantee that Our procedures will be effective in detecting and preventing all transfer activity that could disadvantage or potentially hurt the rights or interests of other policyowners. The risks described below apply to policyowners and other persons having material rights under the policies.

          - We do not currently impose redemption fees on transfers or expressly limit the number or size of transfers in a given period. Redemption fees, transfer limits, and other procedures or restrictions may be more or less successful than Our procedures in deterring or preventing potentially harmful transfer activity.

          - Our ability to detect and deter potentially harmful transfer activity may be limited by policy provisions.

          - (1) The underlying Fund portfolios may have adopted their own policies and procedures with respect to trading of their respective shares. The prospectuses for the underlying Fund portfolios, in effect at the time of any trade, describe any such policies and procedures. The trading policies and procedures of an underlying Fund portfolio may vary from Ours and be more or less effective at preventing harm. Accordingly, the sole protection you may have against potentially harmful frequent transfers is the protection provided by the procedures described herein.

            (2) The purchase and redemption orders received by the underlying Fund portfolios reflect the aggregation and netting of multiple orders from owners of this policy and other variable policies issued by Us. The nature of these combined orders may limit the underlying Fund portfolios' ability to apply their respective trading policies and procedures. In addition, if an underlying Fund portfolio believes that a combined order We submit may reflect one or more transfer requests from owners engaged in potentially harmful transfer activity, the underlying Fund portfolio may reject the entire order and thereby prevent Us from implementing any transfers that day. We do not generally expect this to happen. Alternatively, Funds may request information on individual policyowner transactions and may impose restrictions on individual policyowner transfer activity.

          - Other insurance companies that invest in the Fund portfolios underlying this policy, may have adopted their own policies and procedures to detect and prevent potentially harmful transfer activity. The policies and procedures of other insurance companies may vary from Ours and be more or less effective at preventing harm. If their policies and procedures fail to successfully discourage potentially harmful transfer activity, there could be a negative effect on the owners of all of the variable policies, including Ours, whose variable investment options correspond to the affected underlying Fund portfolios.

          - Potentially harmful transfer activity could result in reduced performance results for one or more Investment Divisions, due to among other things:

                 (1) an adverse effect on portfolio management, such as:

                    a) impeding a portfolio manager's ability to sustain an
                 investment objective;

                    b) causing the underlying Fund portfolio to maintain a
                 higher level of cash than would otherwise be the case; or

                    c) causing an underlying Fund portfolio to liquidate
                 investments prematurely (or at an otherwise inopportune time) in order to pay withdrawals or transfers out of the underlying Fund portfolio.

                 (2) increased administrative and Fund brokerage expenses.

                 (3) dilution of the interests of long-term investors in an
            Investment Division if purchases or redemptions into or out of an underlying Fund portfolio are made when, and if, the underlying Fund portfolio's investments do not reflect an accurate value (sometimes referred to as "time-zone arbitrage" and "liquidity arbitrage").

     SPECULATIVE INVESTING

     Do not purchase this policy if you plan to use it, or any of its riders, for speculation, arbitrage, viatication or any other type of collective investment scheme. Your policy may not be traded on any stock exchange or secondary market. By purchasing this policy you represent and warrant that you are not using this policy, or any of its riders, for speculation, arbitrage, viatication or any other type of collective investment scheme.

     VIRTUAL SERVICE CENTER (VSC) AND INTERACTIVE VOICE RESPONSE SYSTEM (IVR)

     Through the VSC and the IVR, you can get up-to-date information about your policy and request transfers. We may revoke VSC and IVR privileges for certain policyowners (see "Limits on Transfers").

     To enable you to access the IVR, you will automatically receive a Personal Identification Number (PIN). Along with your Social Security Number, the PIN will give you access to the IVR using the toll-free number 1-800-598-2019. You should protect your PIN and your Social Security number, because Our self-service options will be available to anyone who provides your Social Security number and your PIN; We will not be able to verify that the person providing electronic service instructions via the VSC or IVR is you or is authorized by you.

     In order to obtain policy information online via the VSC, you are required to register for access. Visit WWW.NEWYORKLIFE.COM/VSC and click the "Register Now" button to enroll. You will be required to register a unique User Name and Password to gain access. In a safe and secure environment, you can, among other things, access policy values, change your address, download service forms, view policy statements, and submit policy transactions.

     As described herein, We will use reasonable procedures to make sure that the instructions We receive through the VSC and IVR are genuine. We are not responsible for any loss, cost, or expense for any actions We take based on instructions received through IVR or VSC that We believe are genuine. We will confirm all transactions in writing.

     Service requests are binding on all owners if the policy is jointly owned. Financial requests received after 4:00 p.m. (Eastern Time) or non Business Days will be processed as of the next Business Day.

     We make the VSC or IVR available at Our discretion. In addition, availability of the VSC or IVR may temporarily be interrupted at certain times. We do not assume responsibility for any loss while the VSC or IVR is unavailable. If you are experiencing problems, you can send service requests to Us at one of the addresses listed in Question 16 of this Prospectus.

     VSC

     The VSC is open Monday through Friday, from 7 a.m. until 4 a.m. and Saturday, from 7 a.m. until 10 p.m. (Eastern Time).

     The VSC enables you to:

          - e-mail your registered representative or VPSC;

          - obtain current policy values;

          - transfer assets between investment options;

          - change the allocation of future premium payments;

          - reset your password;

          - change your address;

          - obtain service forms;

          - view and download policy statements; and

          - Modify an existing Automatic Asset Reallocation arrangement.

     The VSC enables you to sign-up to receive future prospectuses and policyowner annual and semi-annual reports for your Policy online at www.newyorklife.com/vsc. Electronic delivery is not available for policies that are owned by corporations, trusts or organizations at this time.

     IVR

     The IVR is available 24 hours a day, seven days a week. We record all calls.

     The IVR enables you to:

          - obtain current Policy values;

          - transfer assets between investment options;

          - change the allocation of future premium payments; and

          - speak with one of Our Customer Service Representatives on Business Days, between the hours of 9:00 a.m. to 6:00 p.m. (Eastern Time).


     REGISTERED REPRESENTATIVE ACTIONS


     You may authorize a third party to have access to your policy information and to make fund transfers, allocation changes and other permitted transactions by completing a telephone request form. To authorize a third party to have access to your policy information and to make fund transfers, allocation changes and other permitted transactions, you must send VPSC a Telephone Request Form completed in a form acceptable to Us to one of the addresses noted in Question 16 of this Prospectus. The Customer Service Representative will require certain identifying information (Social Security number, address of record, date of birth) before taking any requests or providing any information to ensure that the individual giving instructions is authorized. See "The Policies--Transfers" for information on how to transfer assets between Investment Divisions.

     NYLIAC does not permit current or former registered representatives to obtain authorization to effect policy transactions through the Telephone Request Form. Authorization to these registered representatives will be limited to accessing policy information only.


     You may authorize Us to accept electronic instructions from a registered representative or a registered service assistant assigned to your policy in order to make premium allocations, transfers among investment options, Automatic Asset Allocation (AAR) updates (if applicable) and changes to your investment objective and/or risk tolerance. Your AAR will be cancelled if a premium allocation change or fund transfer is submitted on your behalf and the AAR is not also modified at that time to be consistent with your fund transfer and premium allocation changes. To authorize the registered representative(s) or registered service assistants assigned to your policy to make premium allocations and transfers, you must send a completed Trading Authorization Form to VPSC at one of the addresses listed in Question 16 of this Prospectus. We may revoke Trading Authorization privileges for certain policyowners (See "Limits on Transfers"). Trading Authorization may be elected, changed or canceled at any time. We will confirm all transactions in writing. Not all transactions are available on the Internet.



     NYLIAC is not liable for any loss, cost or expense for action on instructions which are believed to be genuine in accordance with the procedures. As these parties act on your behalf, you are responsible for and bear the consequences of their instructions and other actions, including any limits on transfers.


     Faxed requests are not acceptable and will not be honored at any time. In addition, We will not accept e-mailed requests for policy transactions or emails of imaged, signed service requests. E-mail inquires that are non-transactional may be sent through Our Virtual Service Center once they have passed all security protocols to identify the policyowner.

     DOLLAR COST AVERAGING PROGRAMS

     The main objective of dollar cost averaging is to achieve an average cost per share that is lower than the average price per share during volatile market conditions. Since you transfer the same dollar amount to an Investment Division with each transfer, you purchase more units in an Investment Division if the value per unit is low and fewer units if the value per unit is high. Therefore, you achieve a lower than average cost per unit if prices fluctuate over the long term. Similarly, for each transfer out of an Investment Division, you sell more units in an Investment Division if the value per unit is low and fewer units if the value per unit is high. Dollar cost averaging does not assure a profit or protect against a loss in declining markets. Because it involves continuous investing regardless of price levels, you should consider your financial ability to continue to make purchases during periods of low price levels. NYLIAC also offers a DCA Advantage Plan under which you may utilize a 6-month DCA Account. (See "THE DCA ADVANTAGE PLAN.") We do not count transfers under dollar cost averaging as part of your 12 free transfers each Policy Year. There is no charge imposed for either Dollar Cost Averaging program.

     We have set forth below an example of how dollar cost averaging works. In the example, We have assumed that you want to transfer $100 from the MainStay VP Cash Management Investment Division to the MainStay VP Common Stock--Service Class Investment Division each month. Assuming the Accumulation Unit values below, you would purchase the following number of Accumulation Units:


              AMOUNT      ACCUMULATION    ACCUMULATION UNITS
  MONTH    TRANSFERRED     UNIT VALUE          PURCHASED
   1           $100          $10.00              10.00
   2           $100          $ 8.00              12.50
   3           $100          $12.50               8.00
   4           $100          $ 7.50              13.33
 Total         $400          $38.00             43.83



                The average unit price is calculated as follows:

Total share price           $38.00
-----------------
                      =     ------    =    $9.50
 Number of months
                               4



                   The average unit cost is calculated as follows:

Total amount transferred           $400.00
------------------------
                             =     -------    =    $9.13
  Total units purchased
                                    43.83


     In this example, you would have paid an average cost of $9.13 per unit while the average price per unit is $9.50.

     (a) Traditional Dollar Cost Averaging

     This option, which is available at no additional cost, permits systematic investing to be made in equal installments over various market cycles to help reduce risk. You may specify, prior to the Annuity Commencement Date, a specific dollar amount to be transferred from any Investment Divisions to any combination of Investment Divisions and/or the Fixed Account. Please note that for Premium based M&E Charge policies, amounts cannot be transferred to the Fixed Account (if available). You will specify the Investment Divisions to transfer money from, the Investment Divisions and/or Fixed Account to transfer money to, the amounts to be transferred, the date on which transfers will be made, subject to Our rules, and the frequency of the transfers (either monthly, quarterly, semi-annually or annually). You may not make transfers from the Fixed Account, but you may make transfers into the Fixed Account. Each transfer from an Investment Division must be at least $100. You must have a minimum Accumulation Value of $2,500 to elect this option. Once all money has been allocated to the Investment Divisions of your choice or the balance in the Investment Division you are transferring from is less than $100, the traditional Dollar Cost Averaging option will cease. A new request must be submitted to reactivate this feature. NYLIAC may reduce the minimum transfer amount and minimum Accumulation Value at its discretion.

     NYLIAC will make all traditional Dollar Cost Averaging transfers on the day of each calendar month that you specify or on the next Business Day (if the day you have specified is not a Business Day). You may specify any day of the month except the 29th, 30th, or 31st. In order to process transfers under our Traditional Dollar Cost Averaging Option, VPSC must have received a completed Traditional Dollar Cost Averaging request form at one of the addresses listed in Question 16 of this Prospectus no later than five Business Days prior to the date transfers are to begin. If your Traditional Dollar Cost Averaging request form for this option is received less than five Business Days prior to the date you request it to begin, the transfers will begin on the day of the month you specify in the month following the receipt of your request. All completed Traditional Dollar Cost Averaging request forms must be sent to VPSC at one of the addresses listed in Question 16 of this Prospectus. Facsimile requests will not be accepted or processed. In addition, we will not accept e-mailed requests or e-mails of imaged, signed requests.

     You may cancel the Traditional Dollar Cost Averaging option at any time. To cancel the Traditional Dollar Cost Averaging Option, you must send a written cancellation request in a form acceptable to Us to VPSC at one of the addresses listed in Question 16 of this Prospectus. NYLIAC may also cancel this option if the Accumulation Value is less than $2,500, or such lower amount as We may determine. You may not elect the Traditional Dollar Cost Averaging option if you have selected the Automatic Asset Reallocation option.

     (b) The DCA Advantage Plan

     This feature, which is available at no additional cost, permits you to set up automatic dollar cost averaging using the 6-month DCA Advantage Plan Account when an initial premium payment or a subsequent premium payment is made. You can request the DCA Advantage Plan in addition to the Traditional Dollar Cost Averaging, Automatic Asset Reallocation, or Interest Sweep options. In order to obtain the DCA Advantage Account you must send a completed DCA Advantage Account request form to VPSC at one of the addresses listed in Question 16 of this Prospectus.

     You must allocate a MINIMUM OF $5,000 to the DCA Advantage Plan Account. If you send less than the $5,000 minimum to be allocated to the DCA Advantage Plan Account, the payment will be automatically applied to the Investment Divisions that you have specified to receive transfers from the DCA Advantage Plan Account. You must specify the Investment Divisions into which transfers from the DCA Advantage Plan Account are to be made. You may not make transfers from the DCA Advantage Plan Account into the Fixed Account (if available). However, you may not select the DCA Advantage Plan Account if its duration would extend beyond the Annuity Commencement Date. Amounts in the DCA Advantage Plan Account will be transferred to the Investment Divisions in 6 monthly transfers. Dollar cost averaging will begin one month from the date NYLIAC receives the premium payment and transfers will be made on the same day (on the next Business Day if the day is not a Business Day) each subsequent month for the duration of the DCA Advantage Plan Account. If a transfer is scheduled to occur on a day that does not exist in a month, it will be processed on the last day of that month or on the next Business Day if the last day of that month is not a Business Day. The amount of each transfer will be calculated at the time of the transfer based on the number of remaining monthly transfers and the remaining value in the DCA Advantage Plan Account. For example, the amount of the first monthly transfer out of the DCA Advantage Plan Account will equal 1/6 of the value of the DCA Advantage Plan Account on the date of the transfer. The amount of each of the five remaining transfers will equal 1/5, 1/4, 1/3, 1/2 and the balance, respectively, of the value of the DCA Advantage Plan Account on the date of each transfer.


     You may not have more than one DCA Advantage Plan Account open at the same time. Accordingly, any subsequent premium payment We receive for a DCA Advantage Plan Account that is already open will be allocated to that same DCA Advantage Plan Account. The entire value of the DCA Advantage Plan Account will be completely transferred to the Investment Divisions within the duration specified. For example, if you allocate an initial premium payment to the DCA Advantage Plan Account under which the 6-month term will end on December 31, 2011 and you make a subsequent premium payment to the 6-month DCA Advantage Plan Account before December 31, 2011, We will allocate the subsequent premium payment to the same 6-month DCA Advantage Plan Account already opened and transfer the entire value of the 6-month DCA Advantage Plan Account to the Investment Divisions by December 31, 2011 even though a portion of the money was not in that DCA Advantage Plan Account for the entire 6-month period. If an additional premium payment is allocated to the DCA Advantage Plan Account after the duration has expired, the Plan will be re-activated and will earn the interest rate in effect on the Business Day the new premium payment is received at VPSC.


     You can make partial withdrawals and transfers (in addition to the automatic transfers described above) from the DCA Advantage Plan Account. We will make partial withdrawals and transfers first from the DCA Accumulation Value attributed to the initial premium payment and then from the DCA Accumulation Value attributed to subsequent allocations in the order received.

     YOU CANNOT MAKE TRANSFERS INTO THE DCA ADVANTAGE PLAN ACCOUNT FROM ANY ALLOCATION ALTERNATIVE.

     AUTOMATIC ASSET REALLOCATION

     This option, which is available at no additional cost, allows you to maintain the percentage allocated to each Investment Division at a pre-set level. For example, you might specify that 50% of the Variable Accumulation Value of your policy be allocated to the MainStay VP Convertible Investment Division and 50% of the Variable Accumulation Value be allocated to the MainStay VP International Equity Investment Division. Over time, the fluctuations in each of these Investment Division's investment results will shift the percentages. If you elect this Automatic Asset Reallocation option, NYLIAC will automatically transfer your Variable Accumulation Value back to the percentages you specify. You may choose to have reallocations made quarterly, semi-annually or annually. You must also specify the day of the month that reallocations are to occur (with the exception of the 29th, 30th or 31st of a month). To process an Automatic Asset Reallocation transfer, you must send a completed Automatic Asset Reallocation request form to VPSC at one of the addresses listed in Question 16 of this Prospectus. VPSC must receive the completed Automatic Asset Reallocation request form at least five Business days before the date transfers are scheduled to begin. If your completed Automatic Asset Reallocation request form for this option is received less than five Business Days prior to the date you request it to begin, the reallocation will begin on the day of the month you specify in the month following the receipt of your request. Facsimile requests will not be accepted or processed. In addition, we will not accept e-mailed requests or e-mails of imaged, signed requests. You may modify an existing Automatic Asset Reallocation Option by contacting Us by phone at the number provided in Question 17 of this Prospectus. The minimum Accumulation Value required to elect this option is $2,500. We will suspend this feature automatically if the Separate Account Value is less than $2,000 on a reallocation date. Once the Separate Account Value equals or exceeds this amount, Automatic Asset Reallocation will resume automatically as scheduled. There is no minimum amount that you must allocate among the Investment Divisions under this option. Your Automatic Asset Reallocation will be cancelled if a premium allocation change or transfer is submitted on your behalf that is inconsistent with your current Automatic Asset Reallocation arrangements. You may prevent this cancellation if a conforming Automatic Asset Reallocation change is processed within one Business Day of the inconsistent premium allocation change or transfer.

     You can cancel the Automatic Asset Reallocation option at any time. To cancel the Automatic Asset Reallocation Option, you may send a written cancellation request in a form acceptable to Us to VPSC at one of the addresses listed in Question 16 of this Prospectus or contact us by phone at the number provided in Question 17 of this Prospectus. You may not elect the Automatic Asset Reallocation option if you have selected the traditional Dollar Cost Averaging option. However, you have the option of alternating between these two features.

     INTEREST SWEEP

     This feature, which is available at no additional cost, allows the interest earned on monies allocated to the Fixed Account to be transferred from the Fixed Account to one or any combination of Investment Divisions. You must specify the Investment Divisions, the frequency of the transfers (either monthly, quarterly, semi-annually or annually), and the day of each calendar month to make the transfers (except the 29th, 30th and 31st of a month). NYLIAC will make all Interest Sweep transfers on the day of each calendar month you have specified or on the next Business Day (if the day you have specified is not a Business Day). There is no charge imposed for the Interest Sweep option.

     The Interest Sweep option may be utilized in addition to either traditional Dollar Cost Averaging, Automatic Asset Reallocation or the DCA Advantage Plan. If an Interest Sweep transfer is scheduled for the same day as a transfer related to the traditional Dollar Cost Averaging option, the Automatic Asset Reallocation option or the DCA Advantage Plan, We will process the Interest Sweep transfer first.

     You can cancel the Interest Sweep option at any time. To cancel the Interest Sweep Option, you must send a written cancellation request in a form acceptable to Us to VPSC at one of the addresses listed in Question 16 of this Prospectus. We may also cancel this option if the Fixed Accumulation Value is less than $2,500, or such a lower amount as We may determine. Please note that you must utilize the Interest Sweep option if 100% of your premium payments are allocated to the Fixed Account. Also note that Interest Sweep is not available for policies issued in the State of New York.

     To establish a new Interest Sweep transfer after the option has been cancelled, you must send a completed Interest Sweep request form to VPSC at one of the addresses listed in Question 16 of this Prospectus. VPSC must receive a completed Interest Sweep request form at least five Business Days prior to the date transfers are scheduled to begin. If VPSC does not receive a completed Interest Sweep request form at least five Business Days prior to the date you request it to begin, transfers will begin on the day of the month you specify in the month following the receipt of your request. Faxed requests will not be accepted or processed. In addition, we will not accept e-mailed requests or e-mails of imaged, signed requests. The minimum Fixed Accumulation Value required to elect this option is $2,500, but this amount may be reduced at Our discretion.

     ACCUMULATION PERIOD

     (a) Crediting of Premium Payments

     You can allocate a portion of each premium payment to one or more Investment Divisions, the DCA Advantage Plan Account and/or the Fixed Account (if available). The minimum amount that you may allocate to any one Investment Division or the Fixed Account is $25. You may also allocate all or a portion of each premium payment to the DCA Advantage Plan Account. The minimum amount that you may allocate to the DCA Advantage Plan Account is $5,000. (See "THE DCA ADVANTAGE PLAN.") We will allocate additional premium payments to the Allocation Alternatives and/or the DCA Advantage Plan Account at the close of the Business Day on which they are received by NYLIAC. We will apply Premium Credits and any Breakpoint Credits to the same Allocation Alternatives and/or the DCA Advantage Plan Account based on the same percentages used to allocate your premium payments.

     We will credit that portion of each premium payment (and any Premium Credit or Breakpoint Credits thereon) you allocate to an Investment Division in the form of Accumulation Units. We determine the number of Accumulation Units We credit to a policy by dividing the amount allocated to each Investment Division by the Accumulation Unit value for that Investment Division as of the close of Business Day We are making this calculation. The value of an Accumulation Unit will vary depending on the investment experience of the Portfolio in which the Investment Division invests. The number of Accumulation Units We credit to a policy will not, however, change as a result of any fluctuations in the value of an Accumulation Unit. (See "THE FIXED ACCOUNT" for a description of interest crediting.)

     (b) Valuation of Accumulation Units

     The value of Accumulation Units in each Investment Division will change daily to reflect the investment experience of the corresponding Portfolio as well as the daily deduction of the Separate Account charges. The Statement of Additional Information contains a detailed description of how We value the Accumulation Units.

     RIDERS

     At no additional charge, We include four riders under the policy: A Living Needs Benefit/Unemployment Rider (available in jurisdictions where approved on and after May 1, 2010), an Unemployment Benefit Rider for Non-Qualified, IRA, SEP IRA, Roth IRA, Inherited IRA and SIMPLE IRA policies, a Living Needs Benefit Rider and a Breakpoint Credit Rider for all types of policies. The combination Living Needs Benefit/Unemployment Rider will replace both the Living Needs Benefit Rider and Unemployment Benefit Rider in jurisdictions where approved on and after May 1, 2010. As described below, the Living Needs Benefit and Unemployment Benefit riders provide for an increase in the amount that can be withdrawn from your policy which will not be subject to a surrender charge upon the happening of certain qualifying events. We also include the Upromise Account Rider at no additional cost for Non-Qualified Policies only.


     We also offer the Investment Protection Plan Rider, Annual Death Benefit Reset Rider and Enhanced Beneficiary Benefit (EBB) Rider described below, which are available at an additional cost. We also include the Enhanced Spousal Continuance Rider (if the EBB Rider is selected) at no additional cost. The riders are only available in those states where they have been approved. Please consult with your registered representative regarding the availability of these riders in your jurisdiction. Please note that benefits under the riders are payable from NYLIAC's general account and are subject to the claims paying ability of NYLIAC.


     (a) Living Needs Benefit/Unemployment Rider


     In jurisdictions where approved, this rider will replace both the Living Needs Benefit Rider and the Unemployment Benefit Rider for policies purchased on and after May 1, 2010. Please contact your registered representative to determine the availability of this rider. Rider benefits and requirements to qualify for the rider benefits may not be the same in all jurisdictions. In Connecticut, the rider is named the "Living Needs Benefit Rider" and the Unemployment and disability portions of the rider are not available. In New York, the rider is named "Waiver Of Surrender Charges For Living Needs Qualifying Events" and the Unemployment portion of the rider is not available. In New Jersey, the rider is named the "Living Needs Benefit Rider" and the Unemployment portion of the rider is not available.


     You may be eligible to receive all or a portion of the Accumulation Value of your policy without paying a surrender charge if you provide satisfactory proof that a Qualifying Event (as defined below) has occurred. In order to receive the benefit associated with this rider, your policy must have been in force for at least one year and have a minimum Accumulation Value of $5,000 and the Qualifying Event must occur on or after the Policy Date. For the Disability portion of the rider, any withdrawal after your 66(th) birthday will not be eligible for the rider benefit and surrender charges may apply. In addition, none of the benefits of this rider are available for policies where any Owner(s) has attained their 86(th) birthday on the Policy Date.

     The types of Qualifying Events are defined as follows:

          Health Care Facility: The Owner is enrolled and living in a Health Care Facility for 60 consecutive days.

          Terminal Illness: A determination by a licensed physician that the Owner has a life expectancy of 12 months or less.

          Disability: A determination by a licensed physician that the Owner has a disability that prevents them from performing any work for pay or profit for at least 12 consecutive months.

          Unemployment: A determination letter from the applicable state's Department of Labor that the Owner qualifies for and has been receiving state unemployment benefits for 60 consecutive days.

     A Health Care Facility is defined as a state licensed/certified nursing home/assisted living facility. In addition, we may also require proof of continued disability as of the date of the withdrawal.

     You will be able to receive benefits under this rider the later of the date you meet the above requirements or the date we receive your documentation in a form acceptable to Us at VPSC at one of the addresses listed in Question 16 of this Prospectus. There is no additional charge for this rider.

     (b) Living Needs Benefit Rider

     The Living Needs Benefit Rider will be available in jurisdictions where the Living Needs Benefit/Unemployment Rider is not available. If the Annuitant enters a nursing home, becomes terminally ill or disabled, you, the policyowner may be eligible to receive all or a portion of the Accumulation Value without paying a surrender charge. The policy must have been in force for at least one year and have a minimum Accumulation Value of $5,000. We must be provided with proof that the Annuitant has spent 60 or more consecutive days in a nursing home, is terminally ill or disabled. Withdrawals will be taxable to the extent of gain and, prior to age 59 1/2, may be subject to a 10% IRS penalty. This rider is in effect in all jurisdictions where approved. To qualify for the disability benefit of this rider, the Annuitant must be classified as disabled by the Social Security Administration. You, the policyowner, are no longer eligible for the disability benefit once the Annuitant begins collecting Social Security retirement benefits. The rider will be effective the later of the date you meet the above requirements or the date We receive your documentation in a form acceptable to Us at VPSC. There is no additional charge for this rider.

     (c) Unemployment Benefit Rider

     The Unemployment Benefit Rider will be available in jurisdictions where the Living Needs Benefit/Unemployment Rider is not available. For all Non-Qualified, IRA, SEP IRA, Roth IRA, Inherited IRA and SIMPLE IRA policies, if you become unemployed, you may be eligible to increase the amount that can be withdrawn from your policy to 50% of the policy's Accumulation Value without paying surrender charges. This rider can only be used once. The policy must have been in force for at least one year and have a minimum Accumulation Value of $5,000. You also must have been unemployed for at least 60 consecutive days. Withdrawals may be taxable transactions and, prior to age 59 1/2, may be subject to a 10% IRS penalty. This rider is in effect in all states where approved. To apply for this benefit, you must submit a determination letter from the applicable state's Department of Labor indicating that you qualify for and are receiving unemployment benefits. The rider will be effective the later of the date you meet the above requirements or the date We receive your notification at VPSC. There is no additional charge for this rider.

     (d) Investment Protection Plan Rider (optional)

     THE INVESTMENT PROTECTION PLAN RIDER IS AVAILABLE ONLY IN JURISDICTIONS WHERE APPROVED. If you select this rider, you will be able to surrender the policy and receive the greater of the policy Accumulation Value or the amount that is guaranteed under the rider. To select this rider while the policy is in force, you must send a written request in a form acceptable to Us to VPSC at one of the addresses listed in Question 16 of this Prospectus. While this rider is in effect, We will deduct a charge from your Accumulation Value on each policy quarter. (See "OTHER CHARGES--INVESTMENT PROTECTION PLAN RIDER CHARGE.") When you make a partial withdrawal, We will reduce the amount that is guaranteed under the rider by the amount of the proportional withdrawal ("IPP Proportional Withdrawal"). The IPP Proportional Withdrawal is equal to the amount withdrawn from the policy (including any amount withdrawn for the surrender charge) divided by the Accumulation Value immediately preceding the withdrawal, multiplied by the amount that is guaranteed immediately preceding the withdrawal.

     The amount that is guaranteed under the rider will depend on when you select or reset it:

          (i) At the time of application: The amount that is guaranteed will equal the initial premium payment and Premium Credit thereon plus any additional premium payments and Premium Credits thereon We receive in the first Policy Year, less all IPP Proportional Withdrawals. Premium payments made after the first Policy Year will not be included in the amount that is guaranteed. The rider will take effect on the Policy Date.

          (ii) While the policy is in force: The amount that is guaranteed will equal the Accumulation Value on the date the rider takes effect, less all IPP Proportional Withdrawals. The Rider will take effect on the next Policy Anniversary following the date VPSC receives your application for the rider at one of the addresses listed in Question 16 of this Prospectus.

          (iii) Resetting the guaranteed amount: You may request to reset the amount that is guaranteed at any time while the rider is in effect subject to the following limitations: (1) the latest available reset date for

                Non-qualified Policies is ten (10) years prior to the Annuity Commencement Date and (2) for Qualified Policies, you must be age 65 or younger. To reset the guaranteed amount, you must send a written request in a form acceptable to Us to VPSC at one of the addresses listed in Question 16 of this Prospectus. The reset will take effect on the Policy Anniversary immediately following the date We receive your request to reset. The amount that is guaranteed will equal the Accumulation Value on the next Policy Anniversary, less all IPP Proportional Withdrawals. We will also reset a new charge for the rider and the Rider Risk Charge Adjustment on that Policy Anniversary. (See "OTHER CHARGES--INVESTMENT PROTECTION PLAN RIDER CHARGE" and "OTHER
                CHARGES--RIDER RISK CHARGE ADJUSTMENT.")

     In Oregon, where this rider is called the Accumulation Value Protection Plan, the amount guaranteed is computed in the same manner described above.


     If you select this rider on or after February 15, 2010, you will only be allowed to allocate your premium payments to certain Allocation Alternatives and the DCA Advantage Plan Account. You may not allocate more than 25% of your initial premium payment to the Fixed Account. In addition, you may not have more than 25% of your policy's Accumulation Value allocated to the Fixed Account on the rider's effective date for in-force policies. THE FIXED ACCOUNT IS NOT AVAILABLE FOR POLICIES ISSUED IN THE STATE OF NEW YORK, IN ADDITION, THE FIXED ACCOUNT IS NOT AVAILABLE IN THE STATE OF WASHINGTON IF THE IPP RIDER IS SELECTED. The version of the IPP Rider that is available on or after February 15, 2010 will be the same as the version of the rider available prior to February 15, 2010 in all other respects. The allowable Allocation Alternatives under the IPP Rider available on or after February 15, 2010 are as follows:


Fixed Account*
MainStay VP Balanced--Service Class
MainStay VP Bond--Service Class
MainStay VP Cash Management
MainStay VP Conservative Allocation--Service Class

MainStay VP Flexible Bond Opportunities--Service Class

MainStay VP Floating Rate--Service Class
MainStay VP Government--Service Class
MainStay VP High Yield Corporate Bond--Service Class
MainStay VP Moderate Allocation--Service Class
MainStay VP Moderate Growth Allocation--Service Class

BlackRock Global Allocation V.I. Fund--Class III Shares

Calvert VP SRI Balanced Portfolio
Janus Aspen Balanced Portfolio--Service Shares

PIMCO Real Return Portfolio--Advisor Class


     You will be eligible to receive the benefit under this rider beginning on the tenth Policy Anniversary after the later of (1) the effective date of the rider or (2) the effective date of any reset. You may also exercise this benefit on any Policy Anniversary subsequent to the tenth. To exercise this benefit, you must send Us a written request to surrender the policy in a form acceptable to Us to VPSC at one of the addresses listed in Question 16 of this Prospectus no later than ten Business Days after the applicable Policy Anniversary. Amounts paid to you under the terms of this rider may be taxable and you may be subject to a 10% tax penalty if paid before you reach age 59 1/2.

     You may cancel this rider within 30 days after delivery of the rider or, if you selected this feature at the time of application, within 30 days after delivery of the policy. To cancel the rider, you must return it to VPSC at one of the addresses listed in Question 16 of this Prospectus or to the registered representative through whom you purchased it with a written request for cancellation. Upon receipt of this request, We will promptly cancel the Rider and refund any Investment Protection Plan Rider charge which may have been deducted. After this 30-day period, you still have the right to discontinue the rider. However, We will deduct a Rider Risk Charge Adjustment from your Accumulation Value and We will not refund any Investment Protection Plan Rider charge that may have been deducted. (See "OTHER CHARGES--RIDER RISK CHARGE ADJUSTMENT.") The cancellation of the rider will be effective as of the date either VPSC or the registered representative receives your cancellation request.

     This rider is available on all Non-Qualified and Roth IRA policies so long as the first date that you can exercise and receive benefits under the rider is before the Annuity Commencement Date. The rider is also available on IRA,

----------
* You may not allocate more than 25% of your initial premium payment to the Fixed Account. Also, for in-force policies, no more than 25% of your policy's Accumulation Value may be allocated to the Fixed Account on the Rider's effective date.

SEP IRA and SIMPLE IRA policies if the policyowner is age 65 or younger on the date the rider takes effect. The rider is not available on TSA and Inherited IRA policies. For policies issued prior to February 15, 2010, this rider is not available if more than 50% of the policy's Accumulation Value is in the Fixed Account when the rider is selected.

     Because this rider generally provides protection against decreases in the policy's Accumulation Value due to negative investment performance, this rider may not be a benefit to you if all or most of your Accumulation Value is allocated to the Fixed Account. You should select this rider only if you have or intend to have most or all of your Accumulation Value allocated to the Investment Divisions.

     This rider will provide no benefit if you surrender the policy before the Policy Anniversary on which you are eligible to exercise the rider. Therefore, you should select this rider only if you intend to keep the policy for at least ten years. In addition, this rider has no impact on any amount paid upon your death or the death of the Annuitant.

     Partial withdrawals will reduce the guaranteed amount and the amount of charges assessed for the rider. However, please note that charges assessed for this rider prior to the date of any partial withdrawal (including required minimum distributions from IRAs) will not be retroactively adjusted.

     We have set forth below an example of how the benefit of this rider may be realized and how partial withdrawals (including required minimum distributions from IRAs) will impact the guaranteed amount. In this example, We have assumed the following:

          (1) the rider is selected at the time of application;

          (2) an initial premium payment of $100,000 is made;

          (3) a Credit of $4,000 is applied to your policy;

          (4) no additional premium payments are made;

          (5) a withdrawal of $20,000 is made in the eighth Policy Year;

          (6) the Accumulation Value immediately preceding the withdrawal has decreased to $80,000; and

          (7) the Accumulation Value on the tenth Policy Anniversary has decreased to $50,000.

     The guaranteed amount at time of application was $104,000. When the partial withdrawal was made in the eighth Policy Year, We reduced the guaranteed amount by the amount of the IPP Proportional Withdrawal. We calculated the amount of the IPP Proportional Withdrawal by taking the requested withdrawal amount, dividing it by the Accumulation Value immediately preceding the withdrawal, and then multiplying that number by the guaranteed amount immediately preceding the withdrawal.

      IPP Proportional Withdrawal = ($20,000/$80,000) x $104,000 = $26,000

     To determine the new guaranteed amount after the withdrawal, We subtracted the amount of the IPP Proportional Withdrawal from the initial guaranteed amount: ($104,000 - $26,000) = $78,000. If this policy is surrendered in the tenth Policy Year, the policyowner receives $78,000 even though the Accumulation Value has decreased to $50,000.

     (e) Enhanced Beneficiary Benefit Rider (optional)


     THE ENHANCED BENEFICIARY BENEFIT (EBB) RIDER IS AVAILABLE ONLY AT THE TIME OF APPLICATION, IN JURISDICTIONS WHERE APPROVED. The EBB Rider is available on Non-Qualified Policies and, where permitted by the IRS, also on Qualified Policies. The EBB Rider can increase the death benefit if you die before the Annuity Commencement Date. If you select this Rider, the EBB, in addition to the amount payable under the terms of your policy, may be payable to your Beneficiary(ies) if you die prior to the Annuity Commencement Date. Therefore, under this Rider, the total death benefit payable will be the greatest of any of the amounts payable as described in the Death Before Annuity Commencement section of the Prospectus plus the EBB, if any.


     While this rider is in effect, We will deduct a charge from your Accumulation Value each policy quarter. (See "CHARGES AND DEDUCTIONS--Other Charges--Enhanced Beneficiary Benefit Rider Charge.")

     The payment under the EBB Rider is calculated as a percentage of any Gain in the policy as of the date We receive all necessary requirements to pay death benefit proceeds at VPSC. The applicable percentage varies based upon your issue age. As of the date of this Prospectus, the applicable percentages are as follows: 50% where the oldest owner is 70 or younger, and 25% where the oldest owner is 71 to 75 inclusive. We may change the applicable percentages under the EBB Rider from time to time, within the following ranges:

                                                               RANGE OF
        AGE OF OLDEST OWNER AT ISSUE                    APPLICABLE PERCENTAGES
        ----------------------------                    ----------------------
70 OR YOUNGER                                NOT LESS THAN 40% NOR GREATER THAN 60%
71 TO 75 INCLUSIVE                           NOT LESS THAN 20% NOR GREATER THAN 40%


     WHEN YOU SELECT THE EBB RIDER, THE APPLICABLE PERCENTAGE WILL APPEAR ON YOUR POLICY DATA PAGE. THE APPLICABLE PERCENTAGE FOR THE POLICY WILL NOT CHANGE ONCE THE POLICY IS ISSUED. PLEASE CHECK WITH YOUR REGISTERED REPRESENTATIVE FOR FURTHER DETAILS.

     The Gain equals the policy's Accumulation Value minus the Adjusted Premium Payments. Adjusted Premium Payments are the total of all premium payments less proportional withdrawals ("EBB Proportional Withdrawals"). EBB Proportional Withdrawals are the amount(s) withdrawn from the policy (including any surrender charges) divided by the policy's Accumulation Value immediately preceding the withdrawal, multiplied by the total of all Adjusted Premium Payments immediately preceding the withdrawal.

     If more than one Beneficiary is named, each Beneficiary will be paid a pro rata portion of the EBB. The EBB will be calculated for a Beneficiary on each date that We receive all necessary requirements to pay such Beneficiary at VPSC. Due to market fluctuations, the EBB may increase or decrease and Beneficiaries may therefore be paid different amounts.

     The maximum amount payable under the EBB Rider, regardless of the Gain, is equal to a percentage of Adjusted Premium Payments. As of the date of this Prospectus, the applicable percentages are as follows: 100% where the oldest owner is 70 or younger, and 75% where the oldest owner is 71 to 75 inclusive. We may change the applicable percentages under the EBB Rider from time to time, but the maximum amount payable will not exceed 200% of Adjusted Premium Payments. If you select this rider, the applicable percentage will appear on your Policy Data Page. Please check with your registered representative for further details.

     There will be no payment under the EBB Rider if on the date We calculate the EBB: 1) there is no Gain, 2) the policy's Accumulation Value is less than your premium payments made and not previously withdrawn, or 3) the rider has ended or terminated. The EBB Rider will end on the earliest of the following: 1) on the Annuity Commencement Date, 2) if you surrender the policy, 3) if your spouse, as the sole primary Beneficiary, elects to continue the policy upon your death (see THE POLICIES--Riders--Enhanced Spousal Continuance Rider), 4) if We elect to terminate the policy pursuant to the policy's termination provision, or
5) if you transfer ownership of the policy. As discussed below in "THE POLICIES--Riders--Enhanced Spousal Continuance Rider", if upon your death prior to the Annuity Commencement Date your spouse elects to continue the policy as the new owner (and Annuitant, if you are the Annuitant), the Accumulation Value will be adjusted (as of the date We receive due proof of death and all other requirements at VPSC) to equal the greatest of any of the amounts payable as described in the Death Before Annuity Commencement section of the Prospectus, plus, if applicable, any EBB provided by the EBB Rider. THIS RIDER CANNOT BE CANCELLED WITHOUT SURRENDERING YOUR POLICY. You will forfeit any benefits under the EBB Rider if you elect to receive Income Payments, or surrender or transfer your policy. If you expect to do any of these, the EBB Rider may not be appropriate for you.

       Below is an example of how the benefit of this Rider may be realized and how withdrawals impact the benefit under this Rider. In this example, We assume the following:

       1. The rider is elected at the time of application;

       2. You purchase this policy with a $200,000 initial premium payment (no additional premium payments are made);

       3. A withdrawal of $20,000 is made in the fourth Policy Year;

       4. Immediately preceding the withdrawal, the Accumulation Value has increased to $250,000, and the total Adjusted Premium Payments equaled $200,000 (since there have been no previous withdrawals);

       5. If You die in the fifth Policy Year and the Accumulation Value of the policy has increased once again to $250,000 as of the date We receive the necessary requirements to pay the death benefit; and

       6. The Enhanced Beneficiary Benefit Rider percentage equals 50%.

       First, the EBB Proportional Withdrawal amount is calculated (withdrawal amount divided by the Accumulation Value immediately preceding the withdrawal, multiplied by the Adjusted Premium Payments immediately preceding the withdrawal):

        EBB Proportional Withdrawal = ($20,000/$250,000) x $200,000 = $16,000

       Second, the amount of current Adjusted Premium Payments (after the withdrawal) is calculated (total of all premium payments minus EBB Proportional Withdrawals):

              Adjusted Premium Payments = $200,000 - $16,000 = $184,000

       Third, the Gain is calculated (Accumulation Value - Adjusted Premium Payments):

                         Gain = $250,000 - $184,000 = $66,000

       Finally, the Enhanced Beneficiary Benefit amount is calculated (Gain multiplied by the applicable EBB rider percentage):

                Enhanced Beneficiary Benefit = $66,000 x 50% = $33,000

       In this example, the Enhanced Beneficiary Benefit is equal to $33,000. This amount would be payable in addition to the guaranteed death benefit amount under the policy.


     (f) Enhanced Spousal Continuance Rider (optional)

     If you elect the EBB Rider at the time of application (see above), your policy will, subject to state availability, also include the ESC Rider at no charge. The ESC Rider will not be included on policies sold in connection with TSAs.

     Under the ESC Rider, if your spouse is the sole primary Beneficiary, upon your death prior to the Annuity Commencement Date, your spouse may elect to continue the policy as the new owner. If the election is made, the Accumulation Value will be adjusted (as of the date We receive due proof of death and all other requirements at VPSC) to equal the greatest of any of the amounts payable as described in the Death Before Annuity Commencement section of the Prospectus, plus, if applicable, any EBB provided by the EBB Rider. Unless We notify you otherwise, any additional Accumulation Value calculated under the ESC Rider will be allocated to the policy according to the premium allocation instructions on record (excluding the DCA Advantage Plan Account).

     The ESC Rider ends upon the earliest of the following: 1) if you surrender the policy, 2) if Income Payments begin, 3) once the ESC Rider has been exercised, or 4) if you transfer ownership of the policy to someone other than your spouse. THIS RIDER CANNOT BE CANCELLED WITHOUT SURRENDERING YOUR POLICY.

     Upon exercising the ESC Rider and continuing the policy, the EBB Rider and the quarterly charges for the EBB Rider will cease. All other policy provisions will continue as if your spouse had purchased the policy on the original Policy Date.

     (g) Upromise Account Rider (optional)

     THE UPROMISE ACCOUNT RIDER IS AVAILABLE ONLY AT THE TIME OF APPLICATION, IN JURISDICTIONS WHERE APPROVED. The Upromise Rider is available only on Non-Qualified Policies funded directly by you (non-Section 1035 exchanged policies). For you to qualify for the benefit of this rider, We require that you either have a valid Upromise Account at the time of application, or that you open one within 90 days of the policy delivery date, and that you register the policy with Upromise within 90 days of the policy delivery date. Once We confirm that you have met all requirements, We will deposit the amount of $40 into your Upromise Account no sooner than 30 days but no later than 60 days from the date you register the policy with Upromise. The cost basis of your variable annuity for tax purposes will be lowered by the amount of Our contribution to your Upromise Account. For additional information on the Upromise Program, you may visit the Upromise web site at www.upromise.com.

     The Upromise Account Rider will automatically terminate 90 days after the policy delivery date if at the time of application you do not have a valid Upromise Account, or you do not open one within 90 days of the policy delivery date. The rider will also automatically terminate if you fail to register the policy with Upromise within 90 days of the policy delivery date, or if Upromise (or a successor organization), ceases operation before the one-time amount of $40 is deposited into your Upromise Account.

     (h) Annual Death Benefit Reset (ADBR) Rider (optional)


     YOU MAY ENHANCE YOUR POLICY'S STANDARD DEATH BENEFIT BY PURCHASING THE OPTIONAL ADBR RIDER. THE ADBR RIDER IS AVAILABLE ONLY AT THE TIME OF APPLICATION, IN JURISDICTIONS WHERE APPROVED. If you select this rider and you die prior to the Annuity Commencement Date, We will pay an amount as proceeds to the designated Beneficiary, as of the date We receive proof of death and all requirements necessary to make the payment at VPSC. For policies owned by a grantor trust, all of whose grantors are individuals, benefits will be paid upon the death of any grantor. The amount will be the greatest of:


          (a) the Accumulation Value, less any (outstanding loan balance and any) Premium Credits credited to the Accumulation Value if the Credits occurred within the immediately preceding twelve months of the date of death (unless prohibited by state law);

          (b) the Adjusted Death Benefit Premium Payments; or

          (c) the "Reset Value" plus any additional premium payments made since the most recent "Reset Anniversary (not including any applicable Premium Credits, if credited to the policy within the twelve months immediately preceding death)," less proportional withdrawals ("ADBR Proportional Withdrawals") made since the most recent Reset Anniversary.


     We recalculate the Reset Value, with respect to any policy, every year from the Policy Date ("Reset Anniversary") until you reach age 80 (or the Annuitant if the Owner is not a natural person). For policies owned by a grantor trust, the Reset Value will be recalculated until any grantor reaches age 80. On the First Policy Anniversary, We calculate the Reset Value by comparing (a) the Accumulation Value less any Premium Credits credited to the Accumulation Value if the Premium Credits occurred within the immediately preceding twelve months of the date of death (unless prohibited by state law); and (b) the Adjusted Death Benefit Premium Payments. The reset value calculated on the second and subsequent Reset Anniversaries is based on a comparison between (a) the Accumulation Value less any Premium Credits credited to the Accumulation Value if the Premium Credits occurred within the immediately preceding twelve months of the date of death (unless prohibited by state law) on the current Reset Anniversary; and (b) the Reset Value on the prior Reset Anniversary, plus any premium payments and any applicable Premium Credits and/or Breakpoint Credits made since the prior Reset Anniversary (less any applicable Premium Credits, if credited to the Accumulation Value within the twelve months immediately preceding death), less any ADBR Proportional Withdrawals since the prior Reset Anniversary. The greater of the compared values will be the new Reset Value.



     If you select the ADBR Rider after May 1, 2011, in jurisdictions where approved, the rider benefit will no longer reset after the Owner's death or for grantor trust owned policies, the death of any grantor. The only exception is if the policy remains inforce under the spousal option provision of the Policy, if available. If the Owner is not a natural person, or a grantor trust, the rider benefit will no longer reset after the death of the Annuitant. In addition, in jurisdictions where approved, if an ownership change or assignment of the policy is made, other than as explicitly described in the rider, the rider will terminate and no Reset Value will be payable. If the rider is terminated, the death benefit payable will be the benefit provided in the Death Before Annuity Commencement section of this Prospectus.


     An ADBR Proportional Withdrawal is an amount equal to the amount withdrawn from the policy (including applicable surrender charges) divided by the policy's Accumulation Value immediately preceding the withdrawal, multiplied by the Reset Value immediately preceding the withdrawal.

     We have set forth below an example of how the ADBR Rider is calculated for an owner who is age 63. The current annual rider charge is 0.30% of the Reset Value as of the last Policy Anniversary, deducted quarterly. In this example, We have assumed the following:

          (1) you purchase this policy with a $200,000 initial premium payment (no additional premium payments are made); a Premium Credit of $8,000 is applied to this payment

          (2) the Accumulation Value as of the first Policy Anniversary is $250,000 (this is the Reset Value)

          (3) the current Accumulation Value is $240,000

          (4) you make a partial withdrawal of $15,000 in the Policy Year 2 (no surrender charges are applicable)

          (5) you die at the beginning of the second policy quarter of Policy Year 2 after the withdrawal

          (6) the Accumulation Value on the date We receive the necessary requirements to pay the death benefit is $225,000 ($240,000 - $15,000)

          (7) the charge for the ADBR Rider is assessed: 0.30% annually (0.075% per quarter)

          (8) the Death Benefit is the greatest of:

               a) the Accumulation Value
                  $225,000

               b) the Adjusted Death Benefit Premium Payments
                   = $187,500

               c) the "Reset Value," which is the greatest of:

                    1. the Accumulation Value
                       $225,000

                    2. the prior Reset Value as of the last Reset Anniversary, plus any premium payments and any Premium Credits and/or Breakpoint Credits made since the prior Reset Anniversary (less any applicable Premium Credits, if credited to the Accumulation Value within the twelve months immediately preceding death, less ADBR Proportional Withdrawals since the prior Reset Anniversary.
                           = $234,375

In this example, your Beneficiary would receive $234,375.00.

     The ADBR Rider ends upon the earlier of the following:

          1) the Annuity Commencement Date,

          2) the date you surrender the policy, or

          3) the date we terminate the policy.

     Notwithstanding the foregoing, the Rider will not end and all of the Rider's provisions and quarterly charges will continue to be deducted as if the new owner had purchased the policy on the original Policy Date if your spouse, as the sole primary Beneficiary, elects to continue the policy upon your death.

     YOU CANNOT CANCEL THIS RIDER WITHOUT SURRENDERING YOUR POLICY.

     (i) Investment Protection Plan Rider/Annual Death Benefit Reset Rider Package (optional)

     If you elect the Investment Protection Plan Rider/Annual Death Benefit Reset Rider combination package ("IPP + ADBR") (in jurisdictions where available), you will receive both the ADBR and IPP riders at a reduced cost. Please note that if the IPP rider is cancelled, the charge for the ADBR rider will revert to the charge that is assessed for that rider, if purchased separately. See "CHARGES AND DEDUCTIONS -- Investment Protection Plan Rider/Annual Death Benefit Reset Rider Package Charge" for more details.

     (j) Breakpoint Credit Rider

     Under the Breakpoint Credit Rider, we will apply a Breakpoint Credit to that portion of the total amount of all premium payments that exceed $1,000,000, subject to the Breakpoint Credit Rate schedule that is in effect at the time such premium payment is made. The Breakpoint Credit is calculated as a percentage of that portion of an Eligible Premium Payment made to the policy. An Eligible Premium Payment is that portion of the total amount of all premium payments made to the policy in excess of $1,000,000. There is no additional charge for this rider.

     The Breakpoint Credit applicable to a premium payment varies, depending on the total amount of the premium payment(s) received under the policy. The Breakpoint Credit is determined by multiplying each portion of an Eligible Premium Payment amount by the applicable Breakpoint Credit Rate, in accordance with the Breakpoint Credit Rate Schedule attached below. If more than one Breakpoint Credit Rate applies for an Eligible Premium Payment, the Breakpoint Credit is equal to the sum of the Breakpoint Credit amounts determined for each applicable Breakpoint Credit Rate.

     As of the date of this Prospectus, the Breakpoint Credit Rates and Eligible Premium Payment(s) to which they apply are as follows:

                         BREAKPOINT CREDIT RATE SCHEDULE

                                           BREAKPOINT
                                          CREDIT RATE
                                          -----------
      ELIGIBLE PREMIUM PAYMENT(S)
--------------------------------------
That exceed(s)     Up to and including
--------------    --------------------
  $ 1,000,000*         $ 2,500,000              1.00%
  $ 2,500,000          $ 5,000,000              1.50%
  $ 5,000,000          $10,000,000              2.00%
  $10,000,000            unlimited              2.50%


--------

* Premium Payments in excess of $1,000,000 are subject to prior approval by NYLIAC.

     The Breakpoint Credit is applied to the Policy's Accumulation Value concurrent with an Eligible Premium Payment. Breakpoint Credits and interest credited thereon are allocated to the same Allocation Alternatives and/or the DCA Account based on the same percentages used to allocate your premium payments. Breakpoint Credits that are allocated to the Fixed Account (if applicable) and/or the DCA Advantage Account and interest earned thereon are held in NYLIAC's General Account and invested by NYLIAC in accordance with applicable law.

     Breakpoint Credits are allocated to the same Allocation Alternatives based on the same percentages used to allocate your premium payments. We do not consider Breakpoint Credits to be premium payments for purposes of any discussion in this Prospectus. Breakpoint Credits are also not considered to be your investment in the policy for tax purposes.

     The Breakpoint Credit is funded by the reduction in sales and administrative costs that accrue from the sale of very large policies. As such, no additional fees or charges are passed along to policyowners in association with this credit.

     POLICYOWNER INQUIRIES

     Your inquiries and written requests for service must be addressed to NYLIAC as indicated in the response to Questions 16, 17 and 18 of this Prospectus. Facsimile requests for service will not be accepted or processed. In addition, we will not accept e-mailed requests or e-mails of imaged, signed requests. All phone calls for service requests are recorded. We will confirm all transactions in writing. If you feel that a transaction has been processed incorrectly, it is your responsibility to contact Us in writing and provide Us with all relevant details. To correct an error, We must receive your request for correction within 15 days of the date of the confirmation with the transaction in question. You must provide Us with the nature of the error, the date of the error, the corresponding telephone reference number (if applicable) and any other relevant details.

     RECORDS AND REPORTS

     NYLIAC will mail to you at your last known address of record, at least semi-annually after the first Policy Year, reports containing information required under the federal securities laws or by any other applicable law or regulation. Generally, NYLIAC will immediately mail to you confirmation of any transactions involving the Separate Account. When We receive premium payments on your behalf involving the Separate Account initiated through pre-authorized monthly deductions from banks ("Check-o-Matic"), payments forwarded by your employer ("list billing"), or through other payments made by pre-authorized deductions to which We agree, a summary of these policy transactions will only appear on your quarterly statement and you will not receive a confirmation statement after each such transaction. IT IS IMPORTANT THAT YOUR CONFIRMATION AND QUARTERLY STATEMENTS BE REVIEWED IMMEDIATELY TO ENSURE THAT THERE ARE NO ERRORS. IN ORDER TO CORRECT AN ERROR, YOU MUST CALL IT TO OUR ATTENTION WITHIN 15 DAYS OF THE DATE OF THE STATEMENT. IT IS IMPORTANT THAT YOU INFORM NYLIAC OF AN ADDRESS CHANGE SO THAT YOU CAN RECEIVE THESE POLICY STATEMENTS (SEE QUESTION 17 OF THIS PROSPECTUS). IN THE EVENT YOUR STATEMENT IS RETURNED FROM THE US POSTAL SERVICE AS UNDELIVERABLE, WE RESERVE THE RIGHT TO SUSPEND MAILING FUTURE CORRESPONDENCE AND ALSO SUSPEND CURRENT TRANSACTION PROCESSING UNTIL AN ACCURATE ADDRESS IS OBTAINED. IN ADDITION, NO NEW SERVICE REQUESTS CAN BE PROCESSED UNTIL A VALID CURRENT ADDRESS IS PROVIDED.



                             CHARGES AND DEDUCTIONS

     SURRENDER CHARGES

     Since no deduction for a sales charge is made from premium payments, We impose a surrender charge on certain partial withdrawals and surrenders of the policies. The surrender charge covers certain expenses relating to the sale of the policies, including commissions to registered representatives and other promotional expenses. We measure the surrender charge as a percentage of the amount withdrawn or surrendered. The surrender charge may apply to amounts applied under certain Income Payment options.

     If you surrender your policy, We deduct the surrender charge from the amount paid to you. In the case of a partial withdrawal, you can direct NYLIAC to take surrender charges either from the remaining value of the Allocation Alternatives and/or the DCA Advantage Plan Account from which the partial withdrawals are made, or from the amount paid to you. If the remaining value in an Allocation Alternative and/or the DCA Advantage Plan Account is less than the necessary surrender charge, We will deduct the remainder of the charge from the amount withdrawn from that Allocation Alternative and/or the DCA Advantage Plan Account.

     The maximum surrender charge will be 8% of the amount withdrawn. The percentage of the surrender charge varies, depending upon the length of time a premium payment is in your policy before it is withdrawn. For purposes of calculating the applicable surrender charge, We deem premium payments to be withdrawn on a first-in, first-out basis. Unless required otherwise by state law, the surrender charge for amounts withdrawn or surrendered during the first two Payment Years following the premium payment to which such withdrawal or surrender is attributable is 8% of the amount withdrawn or surrendered. This charge then declines by 1% per year for each additional Payment Year, until the eighth Payment Year, after which no charge is made, as shown in the following chart:

     AMOUNT OF SURRENDER CHARGE

PAYMENT YEAR                                                  SURRENDER CHARGE
------------                                                  ----------------
1...........................................................         8%
2...........................................................         8%
3...........................................................         7%
4...........................................................         6%
5...........................................................         5%
6...........................................................         4%
7...........................................................         3%
8...........................................................         2%
9+..........................................................         0%


In no event will the aggregate surrender charge applied under the policy exceed nine percent (9.0%) of the total Premium Payments.

     EXCEPTIONS TO SURRENDER CHARGES

     We will not assess a surrender charge:

          (a) on amounts you withdraw in any Policy Year that are less than or equal to the greater of (i) 10% of the Accumulation Value as of the last Policy Anniversary (10% of the premium payment if the withdrawal is made in the first Policy Year) less any prior surrender charge free withdrawals during the Policy Year; (ii) 10% of the Accumulation Value at the time of withdrawal, less any prior surrender charge free withdrawals during the Policy Year; or (iii) the Accumulation Value less accumulated premium payments.

          (b)  if NYLIAC cancels the policy;

          (c) when We pay proceeds upon the death of the policyowner;

          (d) when you select an Income Payment option in any Policy Year after the first Policy Anniversary;

          (e) when a required minimum distribution calculated based on the value of this policy is made under a Qualified Policy (this amount will, however, count against the first exception);

          (f) on withdrawals you make under the Living Needs Benefit Rider or Unemployment Benefit Rider;

          (g) on monthly or quarterly periodic partial withdrawals made pursuant to Section 72(t)(2)(A)(iv) of the Code; and

          (h) when the aggregate surrender charges under a policy exceed 9.0% of the total premium payments.

     OTHER CHARGES

     (a) Mortality and Expense Risk and Administrative Costs Charge

     Prior to the Annuity Commencement Date, We deduct a daily charge from the assets of the Separate Account to compensate Us for certain mortality and expense risks and administrative costs (M&E Charge) We assume under the policies and for providing policy administration services. You may choose to have the M&E Charge assessed based on either the Accumulation Value of the policy or the Adjusted Premium Payments. The M&E Charge is 1.65% (annualized) of the daily average Variable Accumulation Value for Accumulation Value based policies. For premium based policies, the M&E Charge is 1.75% (annualized) of the Adjusted Premium Payments and will be deducted from the Investment Divisions through a reduction in Accumulation Units each policy quarter (excluding premiums allocated to the Fixed Account that are not transferred to the Investment Divisions). Please note, in some jurisdictions, the M&E Charge for policies based on Adjusted Premium Payments cannot be deducted from the DCA Advantage Account. For Accumulation Value based M&E Charge policies, the M&E Charge may vary based on the Accumulation Value of the policy when the M&E Charge is assessed. In most jurisdictions, for Premium based M&E Charge policies, the M&E Charge is assessed based on the Adjusted Premium Payments and will not vary with fluctuations in the policy's Accumulation Value. We guarantee that this charge will not increase. If the charge is insufficient to cover actual costs and assumed risks, the loss will fall on NYLIAC. We expect to profit from this charge. We may use these proceeds for any corporate purpose, including expenses relating to the sale of the policies, to the extent that surrender charges do not adequately cover sales expenses.

     The amount of Premium based M&E Charges assessed to your policy will be unaffected by fluctuations in market performance. In a rising market, the Premium based M&E Charge structure will benefit the policyowner because the Premium based M&E Charge, when measured as a percentage of separate account assets, will be reduced. In a flat or declining market, the Premium based M&E Charge structure will result in an increase in the charge when measured against separate account assets. The amount of Accumulation Value based M&E Charges assessed to your policy will be affected by fluctuations in market performance. However, the Accumulation Value based M&E Charge structure may be more advantageous in a flat or declining market.

     The mortality risk assumed is the risk that Annuitants as a group will live for a longer time than Our actuarial tables predict. As a result, We would be paying more Income Payments than We planned. We also assume a risk that the mortality assumptions reflected in Our guaranteed annuity payment tables, shown in each policy, will differ from actual mortality experience. Lastly, We assume a mortality risk that, at the time of death, the guaranteed minimum death benefit will exceed the policy's Accumulation Value. The expense risk assumed is the risk that the cost of issuing and administering the policies will exceed the amount We charge for these services. We expect to make a profit from this charge, which We may use for any purpose, including expenses associated with the Premium Credit.

     (b) Policy Service Charge

     We deduct an annual policy service charge of $30 each Policy Year on the Policy Anniversary and upon surrender of the policy if on the Policy Anniversary and date of surrender the Accumulation Value is less than $100,000. We deduct the annual policy service charge from each Allocation Alternative and the DCA Advantage Plan Account, if applicable, in proportion to its percentage of the Accumulation Value on the Policy Anniversary or date of surrender. This charge is designed to cover the costs for providing services under the policy such as collecting, processing and confirming premium payments and establishing and maintaining the available methods of payment.

     (c) Investment Protection Plan Rider Charge (optional)

     The Investment Protection Plan Rider is available as an option under the policy. If you select the Investment Protection Plan, We will deduct a charge on the first Business Day of the next policy quarter following each policy quarter that the rider is in effect based on the amount that is guaranteed. We will deduct this charge beginning with the first policy quarter after the effective date of the rider. (See "RIDERS--INVESTMENT PROTECTION PLAN RIDER.") In most jurisdictions, We will deduct the charge from each Allocation Alternative and the DCA Advantage Plan Account in proportion to its percentage of the Accumulation Value on the first Business Day of the applicable policy quarter.

     If you selected the IPP Rider before February 15, 2010, the maximum annual charge is 1.00% of the amount that is guaranteed. The maximum annual charge for policyowners who select this feature on or after February 15, 2010 is 1.25% of the amount that is guaranteed. We may set a lower charge at Our sole discretion. The current charge for this Rider is 0.65% of the amount that is guaranteed, applied on a quarterly basis (0.1625% per quarter). You should check with your registered representative to determine the percentage We are currently charging before you select this feature.

     If you reset the amount that is guaranteed, a new charge for the rider will apply. This charge may be more or less than the charge currently in effect on your policy, but will never exceed the stated maximum. The charge in effect on the effective date of the rider or on the effective date of any reset will not change after the date the rider becomes effective. We will continue to deduct the current charge until the first policy quarter following the effective date of the reset.

     (d) Rider Risk Charge Adjustment (optional)

     If you cancel the Investment Protection Plan, We will deduct a one-time Rider Risk Charge Adjustment from your Accumulation Value. The cancellation will be effective on the date that either VPSC (at one of the addresses listed in Question 16 of this Prospectus) or the registered representative receives your cancellation request. (See "RIDERS--INVESTMENT PROTECTION PLAN RIDER"). In most jurisdictions, We will deduct the Rider Risk Charge Adjustment from each Allocation Alternative and the DCA Advantage Plan Account in proportion to its percentage of the Accumulation Value on that day. We will not deduct this charge if you surrender your policy. However, surrender charges may apply.

     We will not change the adjustment for a particular policy once it is set on the date the rider takes effect. The maximum Rider Risk Charge Adjustment is 2.00% of the amount that is guaranteed. We may set a lower charge at Our sole discretion. You should check with your registered representative to determine the percentage We are currently charging before you select this feature.

     If you reset the amount that is guaranteed, a new Rider Risk Charge Adjustment may apply. This charge may be more or less than the charge currently in effect on your policy, but will never exceed the stated maximum. The adjustment charge in effect on the effective date of the rider or on the effective date of any reset will not increase after the rider is issued.

     (e) Fund Charges

     The value of the assets of the Separate Account will indirectly reflect the Funds' total fees and expenses. The Funds' total fees and expenses are not part of the policy. They may vary in amount from year to year. These fees and expenses are described in detail in the relevant Fund's prospectus.

     (f) Transfer Fees

     There is no charge for the first 12 transfers in any one Policy Year. NYLIAC reserves the right to charge up to $30 for each transfer in excess of 12, subject to any applicable state insurance law requirements. Transfers made under Dollar Cost Averaging, Interest Sweep, the DCA Advantage Plan and Automatic Asset Reallocation do not count toward this transfer limit.

     (g) Enhanced Beneficiary Benefit Rider Charge (optional)

     If you elect the EBB Rider (in jurisdictions where available), We will deduct a charge each policy quarter that the rider is in effect based on the Accumulation Value. We will deduct this charge beginning with the first policy quarter after the Policy Date. In most jurisdictions, this charge will be deducted quarterly from each Allocation Alternative and the DCA Advantage Plan Account, if applicable, in proportion to its percentage of the Accumulation Value.

     The maximum annual charge is 1.00% of the policy's Accumulation Value, applied on a quarterly basis. We may set a lower charge at Our sole discretion. The current charge for the EBB Rider is 0.30% of the policy's Accumulation Value, applied on a quarterly basis (0.075% per quarter). You should check with your registered representative to determine the percentage We are currently charging before you elect this rider. This charge will not change once your policy is issued.

     (h) Annual Death Benefit Reset (ADBR) Rider Charge (optional)

     If you select the ADBR Rider, We will deduct a charge each policy quarter that the Rider is in effect based on the amount that is guaranteed as of the last Reset Anniversary. In most jurisdictions, this charge will be deducted from each Investment Division, the DCA Advantage Account and the Fixed Account, in proportion to its percentage of the Accumulation Value of the applicable quarter and will not reduce your Adjusted Premium Payments. This charge will continue to be deducted while the policy remains in-force.

     The charge for the ADBR rider is based upon your age when the policy is issued, which will not change. The maximum annual charge is 1.00% of the amount that is reset on the last policy anniversary, or the initial premium payment in the first Policy Year. You should check with your registered representative to determine the percentage We are currently charging. As of the date of this Prospectus, the charges are as follows:

AGE OF OLDEST
OWNER OR ANNUITANT                                            ANNUAL CHARGE
------------------                                            -------------
65 or younger........................................  0.30% (.0750% per quarter)
66 to 75 inclusive...................................  0.35% (.0875% per quarter)

     (i) Investment Protection Plan Rider/Annual Death Benefit Reset Rider Package (optional)

     If you select the Investment Protection Plan Rider/Annual Death Benefit Reset Rider combination package ("IPP + ADBR") (in jurisdictions where available), We will deduct reduced ADBR and IPP rider charges each policy quarter that the IPP + ADBR package is in effect. The maximum annual charge for the combination of the ADBR and IPP rider charges is 2.00%. With the IPP + ADBR package, the current ADBR rider charge is 0.25% of the amount that is reset on the last policy anniversary, applied on a quarterly basis. With the IPP + ADBR package, the current IPP rider charge is 0.60% of the amount that is guaranteed under the IPP rider, applied on a quarterly basis. Please note that if the IPP rider is cancelled, the charge for the ADBR rider will revert to the charge that is assessed for that rider, if purchased separately.

     GROUP AND SPONSORED ARRANGEMENTS

     For certain group or sponsored arrangements, We may reduce the surrender charge and the policy service charge or change the minimum initial and additional premium payment requirements. Group arrangements include those in which a trustee or an employer, for example, purchases policies covering a group of individuals on a group basis. Sponsored arrangements include those in which an employer allows Us to sell policies to its employees or retirees on an individual basis.

     Our costs for sales, administration, and mortality generally vary with the size and stability of the group among other factors. We take all these factors into account when reducing charges. To qualify for reduced charges, a group or sponsored arrangement must meet certain requirements, including Our requirements for size and number of years in existence. Group or sponsored arrangements that have been set up solely to buy policies or that have been in existence less than six months will not qualify for reduced charges.

     We will make any reductions according to Our rules in effect when an application or enrollment form for a policy is approved. We may change these rules from time to time. Any variation in the surrender charge or policy service charge will reflect differences in costs or services and will not be unfairly discriminatory.

     TAXES

     NYLIAC may, where premium taxes are imposed by state law, deduct such taxes from your policy either (i) when a surrender or cancellation occurs, or (ii) at the Annuity Commencement Date. Applicable premium tax rates depend upon such factors as your current state of residency, and the insurance laws and NYLIAC's status in states where premium taxes are incurred. Current premium tax rates range from 0% to 3.5%. Applicable premium tax rates are subject to change by legislation, administrative interpretations or judicial acts.

     We may in the future seek to amend the policies to deduct premium taxes when a premium payment is received.

     Under present laws, NYLIAC will also incur state and local taxes (in addition to the premium taxes described above) in several states. NYLIAC may assess charges for such taxes.

     NYLIAC does not expect to incur any federal income tax liability attributable to investment income or capital gains retained as part of the Separate Account reserves under the policies. (See "FEDERAL TAX MATTERS.") Based upon these expectations, no charge is being made currently for corporate federal income taxes which may be attributable to the Separate Account. Such a charge may be made in future years for any federal income taxes NYLIAC incurs.

                         DISTRIBUTIONS UNDER THE POLICY

     SURRENDERS AND WITHDRAWALS

     You can make partial withdrawals, periodic partial withdrawals, hardship withdrawals or surrender the policy to receive part or all of the Accumulation Value at any time before the Annuity Commencement Date. To request a surrender or withdrawal, you must send a written request on a form acceptable to Us to VPSC at one of the addresses listed on Question 16 of this Prospectus. Fax transmissions are not acceptable and will not be honored at any time. In addition, we will not accept e-mailed requests or e-mails of imaged, signed requests. If the request is complete and We have received all other information necessary to process the request, the amount available for withdrawal is the Accumulation Value at the end of the Business Day that VPSC receives the written request, less any outstanding loan balance, surrender charges, taxes that We may deduct, and the annual policy service charge, if applicable. If you have not provided Us with a written election not to withhold federal income taxes at the time you make a withdrawal or surrender request, NYLIAC must by law withhold such taxes from the taxable portion of any surrender or withdrawal. We will remit that amount to the federal government. In addition, some states have enacted legislation requiring withholding. NYLIAC will pay all surrenders or withdrawals within seven days of receipt of all documents (including documents necessary to comply with federal and state tax law), subject to postponement in certain circumstances. (See "DELAY OF PAYMENTS.")

     Since you assume the investment risk with respect to amounts allocated to the Separate Account and because certain surrenders or withdrawals are subject to a surrender charge and premium tax deduction, the total amount paid upon surrender of the policy (taking into account any prior withdrawals) may be more or less than the total premium payments made.

     Surrenders and withdrawals may be taxable transactions, and the Code provides that a 10% penalty tax may be imposed on certain early surrenders or withdrawals (the penalty tax is increased to 25% in the case of a distribution from a SIMPLE IRA within the first two years of your participation in the SIMPLE IRA Plan.) (See "FEDERAL TAX MATTERS--TAXATION OF ANNUITIES IN GENERAL.") In addition, taxable surrenders and withdrawals may be subject to an additional 3.8 percent tax on net investment income. (See "FEDERAL TAX MATTERS--3.8 Percent Tax on Certain Investment Income.")

     (a) Surrenders

     We may deduct a surrender charge and any state premium tax, if applicable, any outstanding loan balance, and the annual policy service charge, if applicable, from the amount paid. We will pay the proceeds in a lump sum to you unless you elect a different Income Payment method. (See "INCOME PAYMENTS.") Surrenders may be taxable transactions and the 10% penalty tax provisions may be applicable. (See "FEDERAL TAX MATTERS--TAXATION OF ANNUITIES IN GENERAL.")

     (b) Partial Withdrawals

     The minimum amount that can be withdrawn is $500, unless We agree otherwise. We will withdraw the amount from the Allocation Alternatives and/or the DCA Advantage Plan Account in accordance with your request. If you do not specify how to allocate a partial withdrawal among the Allocation Alternatives and/or the DCA Advantage Plan Account, We will allocate the partial withdrawal on a pro-rata basis. We will pay any partial withdrawals generally within seven days after we receive all of the necessary documentation and information. Your requested partial withdrawal will be effective on the date we receive your written request. However, if the day we receive your request is not a Business Day or if your request is received after the close of the NYSE, then the requested partial withdrawal will be effective on the next Business Day. Partial withdrawals may be taxable transactions and the 10% penalty tax provisions may be applicable. (See "FEDERAL TAX MATTERS--TAXATION OF ANNUITIES IN GENERAL.")

     If the requested partial withdrawal is equal to the value in any of the Allocation Alternatives and/or the DCA Advantage Plan Account from which the partial withdrawal is being made, We will pay the entire value of that Allocation Alternative and/or the DCA Advantage Plan Account, less any surrender charge that may apply, to you. If honoring a partial withdrawal request would result in an Accumulation Value of less than $2,000, we reserve the right to terminate your policy, subject to any applicable state insurance law or regulation. We will notify you of Our intention to exercise this right and give you 90 days to make a premium payment. If We terminate your policy, We will pay you the Accumulation Value of your policy in one lump sum.

     Also note that partial withdrawal requests for amounts greater than $25,000, or partial withdrawal requests made from policies that are less than 90 days old or that effected an address or ownership change within 30 days of such partial withdrawal request must be made in writing and sent to VPSC at one of the addresses noted in Question 16 of this Prospectus. Faxed requests are not acceptable and will not be honored at any time. In addition, we will not accept e-mailed partial withdrawal requests or e-mails of imaged, signed requests.

     (c) Periodic Partial Withdrawals

     You may elect to receive regularly scheduled partial withdrawals from the policy. These periodic partial withdrawals may be paid on a monthly, quarterly, semi-annual, or annual basis. You will elect the frequency of the withdrawals and the day of the month for the withdrawals to be made (may not be the 29th, 30th or 31st of a month). We will make all withdrawals on the day of each calendar month you specify, or on the next Business Day (if the day you have specified is not a Business Day or does not exist in that month). To process Periodic Partial Withdrawals, you must send a written request in a form acceptable to Us to VPSC at one of the addresses listed in Question 16 of this Prospectus. NYLIAC must receive a request in writing no later than five Business Days prior to the date the withdrawals are to begin. If your request for this option is received less than five Business Days prior to the date you request it to begin, the withdrawals will begin on the day of the month you specify in the month following the receipt of your request. Facsimile requests will not be accepted or processed. In addition, we will not accept e-mailed requests or e-mails of imaged, signed requests. You must specify the Investment Divisions and/or the Fixed Account from which the periodic partial withdrawals will be made. The minimum amount under this feature is $100, or such lower amount as We may permit. Periodic partial withdrawals may be taxable transactions and the 10% penalty tax provisions may be applicable. (See "FEDERAL TAX MATTERS--TAXATION OF ANNUITIES IN GENERAL.") If you do not specify otherwise, We will withdraw money on a pro-rata basis from each Investment Division and/or the Fixed Account. You may not make periodic partial withdrawals from the DCA Advantage Plan Account.

     You can elect to receive "Interest Only" periodic partial withdrawals for the interest earned on monies allocated to the Fixed Account. This option is not available for policies issued in the State of New York. If this option is chosen, the $100 minimum for periodic partial withdrawals will be waived. However, you must have at least $5,000 in the Fixed Account at the time of each periodic partial withdrawal, unless We agree otherwise.

     (d) Hardship Withdrawals

     Under certain Qualified Policies, the Plan Administrator (as defined in Code Section 414(g)) may allow, in its sole discretion, certain withdrawals it determines to be "Hardship Withdrawals." The surrender charge and 10% penalty tax, if applicable, and provisions applicable to partial withdrawals apply to Hardship Withdrawals.

     REQUIRED MINIMUM DISTRIBUTION OPTION

     For IRAs, SIMPLE IRAs and SEP IRAs, the policyowner is generally not required to elect the required minimum distribution option until April 1st of the year following the calendar year he or she attains age 70 1/2. For TSAs, the policyowner is generally not required to elect the required minimum distribution option until April 1st of the year following the calendar year he or she attains age 70 1/2 or until April 1st of the year following the calendar year he or she retires, whichever occurs later. For Inherited IRAs, the policyowner is required to take the first required minimum distribution on or before December 31 of the calendar year following the year of the original owner's death.

     OUR RIGHT TO CANCEL(1)

     If We do not receive any premium payments for a period of two years, and the Accumulation Value of your policy would provide Income Payments of less than $20 per month on the Annuity Commencement Date, We reserve the right to terminate your policy subject to any applicable state insurance law or regulation. We will notify you of Our intention to exercise this right and give you 90 days to make a premium payment. If We terminate your policy, We will pay you the Accumulation Value of your policy in one lump sum.

     ANNUITY COMMENCEMENT DATE

     The Annuity Commencement Date is the date specified on the Policy Data Page. The Annuity Commencement Date is the day that Income Payments are scheduled to commence unless the policy has been surrendered or an amount has been paid as proceeds to the designated Beneficiary prior to that date. The earliest possible annuity commencement date is the first Policy Anniversary. If We agree, you may change the Annuity Commencement Date to an earlier date. If We agree, you may also defer the Annuity Commencement Date to a later date, provided that We receive a written notice of the request at least one month before the last selected Annuity Commencement Date. To request to change or defer the Annuity Commencement Date to a later date, subject to the constraints noted above, you must send a written notice in a form acceptable to Us to VPSC at one of the addresses listed in Question 16 of this Prospectus. The Annuity Commencement Date and Income Payment method for Qualified Policies may also be controlled by endorsements, the plan, or applicable law.

     DEATH BEFORE ANNUITY COMMENCEMENT

     Unless amended by any rider attached to the policy, if you die prior to the Annuity Commencement Date, We will pay an amount as proceeds to the designated Beneficiary, as of the date VPSC receives proof of death and all requirements necessary to make the payment at one of the addresses listed in Question 16 of this Prospectus. For policies owned by a grantor trust, all of whose grantors are individuals, benefits will be paid upon the death of any grantor. The amount will be the greater of:

     (a) the Accumulation Value, less any outstanding loan balance and any Premium Credits applied within the 12 months immediately preceding death (in states where permitted); or

     (b) the Adjusted Death Benefit Premium Payments.

     We will make payments in a lump sum to the Beneficiary unless you have elected or the Beneficiary elects otherwise in a signed written notice which gives Us the information that We need. If such an election is properly made, We will apply all or part of these proceeds:

          (i) under the Life Income Payment Option to provide an immediate annuity for the Beneficiary who will be the policyowner and Annuitant; or


----------
     1 This Section is modified as indicated in Appendix 1 of this Prospectus.

          (ii) under another Income Payment option We may offer at the time.

     Payments under the annuity or under any other method of payment We make available must be for the life of the Beneficiary, or for a number of years that is not more than the life expectancy of the Beneficiary at the time of the policyowner's death (as determined for federal tax purposes), and must begin within one year after the policyowner's death. (See "INCOME PAYMENTS.")

     If your spouse (as defined under Federal law) is the sole primary Beneficiary, We can pay the proceeds to the surviving spouse if you die before the Annuity Commencement Date or the policy can continue with the surviving spouse as (a) the new policyowner and, (b) The Annuitant, if you were the Annuitant. Generally, NYLIAC will not issue a policy to joint owners. However, if NYLIAC makes an exception and issues a jointly owned policy, ownership rights and privileges under the policy must be exercised jointly and benefits under the policy will be paid upon the death of any joint owner. (See "FEDERAL TAX MATTERS--TAXATION OF ANNUITIES IN GENERAL.")

     If the Annuitant and, where applicable under another Income Payment option, the joint Annuitant, if any, die after the Annuity Commencement Date, NYLIAC will pay the sum required by the Income Payment option in effect.

     We will make any distribution or application of policy proceeds within 7 days after VPSC receives all documents (including documents necessary to comply with federal and state tax law) in connection with the event or election that causes the distribution to take place at one of the addresses listed in Question 16 of this Prospectus, subject to postponement in certain circumstances. (See "DELAY OF PAYMENTS.")

     INCOME PAYMENTS

     (a) Election of Income Payment Options

     We will make Income Payments under the Life Income Payment Option or under such other option We may offer at that time where permitted by state laws. (See "ANNUITY PAYMENTS" in the Statement of Additional Information.) We will require that a lump sum payment be made if the Accumulation Value is less than $2,000. You may not request a lump sum payment to be made prior to the maturity date listed on the Policy Data Page of your policy. If the Life Income Payment Option is not chosen, you may change the Income Payment Option or request any other method of payment We agree to at any time before the Annuity Commencement Date. To change the Income Payment Option or to request another method of payment prior to the Annuity Commencement Date, you must send a written request in a form acceptable to Us to VPSC at one of the addresses listed in Question 16 of this Prospectus. However, once payments begin, you may not change the option. If the Life Income Payment Option is chosen, We may require proof of birth date before Income Payments begin. For Income Payment Options involving life income, the actual age of the Annuitant will affect the amount of each payment. Since payments based on older Annuitants are expected to be fewer in number, the amount of each annuity payment should be greater. We will make payments under the Life Income Payment option in the same specified amount and over the life of the Annuitant with a guarantee of 10 years of payments, even if the Annuitant dies sooner. NYLIAC does not currently offer variable Income Payment Options.

     Effective for amounts received in taxable years beginning after December 31, 2010, a policyholder may elect to apply a portion of the Accumulation Value toward one of the Income Payment options we may offer, while the remainder of the policy continues to accumulate income on a tax-deferred basis. This is called a partial annuitization. A partial annuitization will reduce the benefits provided under this policy. The Accumulation Value will be reduced by the amount placed under one of the Income Payment options We may offer. Under a partial annuitization, the policy's Accumulation Value, any riders under the policy and any charges assessed will be treated the same as they would under any other withdrawal from the policy's Accumulation Value, except that surrender charges will not be assessed. (See "FEDERAL TAX MATTERS.")

     Under Income Payment Options involving life income, the payee may not receive Income Payments equal to the total premium payments made under the policy if the Annuitant dies before the actuarially predicted date of death. We base Income Payment Options involving life income on annuity tables that vary on the basis of gender, unless the policy was issued under an employer sponsored plan or in a state which requires unisex rates.

     Taxable Income Payments may be subject to an additional 3.8 percent tax on net investment income. (See "FEDERAL TAX MATTERS--3.8 Percent Tax on Certain Investment Income.")

     (b) Proof of Survivorship

     We may require satisfactory proof of survival from time to time, before We pay any Income Payments or other benefits. We will request the proof at least 30 days prior to the next scheduled payment date.

     DELAY OF PAYMENTS

     We will pay any amounts due from the Separate Account under the policy within seven days of the date VPSC receives all documents (including documents necessary to comply with federal and state tax law) in connection with a request at one of the addresses listed in Question 16 of this Prospectus.

     Situations where payment may be delayed:

     1. We may delay payment of any amounts due from the Separate Account under the policy and transfers among Investment Divisions during any period that:

          (a) The New York Stock Exchange (NYSE) is closed for other than usual weekends or holidays, trading is restricted by the Securities and Exchange Commission (SEC); or the SEC declares that an emergency exists;

          (b) The SEC, by order, permits Us to delay payment in order to protect Our policyowners; or

          (c) The check used to pay the premium has not cleared through the banking system. This may take up to 15 days.

     2. We may delay payment of any amounts due from the Fixed Account and/or the DCA Advantage Plan Account. When permitted by law, We may defer payment of any partial withdrawal or full surrender request for up to six months from the date of surrender from the Fixed Account and/or DCA Advantage Plan Account. We will pay interest of at least 3.0% per year on any partial withdrawal or full surrender request deferred for 30 days or more.

     3. Federal laws made to combat terrorism and prevent money laundering by criminals might, in certain circumstances, require Us to reject a premium payment and/or "freeze" a policy. If these laws apply in a particular policy(ies), We would not be allowed to pay any request for transfers, partial withdrawals, surrenders or death benefits. If a policy or an account is frozen, the Accumulation Value would be moved to a special segregated interest-bearing account and held in that account until We receive instructions from the appropriate federal regulator.

     DESIGNATION OF BENEFICIARY

     You may select one or more Beneficiaries and name them in the application. Thereafter, before the Annuity Commencement Date and while you are living, you may change the Beneficiary by written notice in a form acceptable to NYLIAC. To change the Beneficiary, you must send a written request in a form acceptable to Us to VPSC at one of the addresses listed in Question 16 of this Prospectus. If before the Annuity Commencement Date, the Annuitant dies while you are still living, you will become the new Annuitant under the policy. If you are the Annuitant, the proceeds pass to your estate. However, if the policyowner who is not the Annuitant dies before the Annuity Commencement Date, and no Beneficiary for the proceeds or for a stated share of the proceeds survives, the right to the proceeds or shares of the proceeds passes to the policyowner's estate.

     If no Beneficiary for any amount payable, or for a stated share, survives you, the right to this amount or this share will pass to your estate. Payment of the proceeds will be made in a single sum to your estate. If any Beneficiary dies at the same time as you, or within fifteen (15) days after your death, but before we receive proof of death and all claim information, We will pay any amount payable as though the Beneficiary died first.

     RESTRICTIONS UNDER CODE SECTION 403(B)(11)

     With respect to 403(b) TSAs, distributions attributable to salary reduction contributions made in years beginning after December 31, 1988 (including the earnings on these contributions), as well as to earnings in such years on salary reduction accumulations held as of the end of the last year beginning before January 1, 1989, may not begin before the employee attains age 59 1/2, has a severance from employment, dies or becomes disabled. The Code section 403(b) plan may also provide for distribution in the case of hardship. However, hardship distributions are limited to amounts contributed by salary reduction. The earnings on such amounts may not be withdrawn. Even though a distribution may be permitted under these rules (e.g. for hardship or due to a severance from employment), it may still be subject to a 10% additional income tax as a premature distribution.

     Under the final Code section 403(b) regulations, which the Department of Treasury published on July 26, 2007, employer contributions made to Code section 403(b) TSA contracts will be subject to new withdrawal restrictions. Under the new rules, amounts attributable to employer contributions to a Code section 403(b) TSA contract that is issued after December 31, 2008 may not be distributed earlier than the earliest of severance from employment or upon the occurrence of a certain event, such as after a fixed number of years, the attainment of a stated age, or disability. These new withdrawal restrictions do not apply to Code section 403(b) TSA contracts issued before January 1, 2009.


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     Under the terms of your Code section 403(b) plan, you may have the option to invest in other funding vehicles, including Code section 403(b)(7) custodial accounts. You should consult your plan document to make this determination.

     LOANS

     Loans are available only if you have purchased an Accumulation Value based M&E Charge policy in connection with a 403(b) plan and may not be available in all states for plans subject to the Employment Retirement Income Security Act of 1974 (ERISA). Loans are not available for policies issued in the State of New York. To request a TSA loan, you must send a written request on a form acceptable to Us to VPSC. Under your 403(b) policy, you may borrow against your policy's Accumulation Value after the first Policy Year and prior to the Annuity Commencement Date. Unless We agree otherwise, only one loan may be outstanding at a time. There must be a minimum Accumulation Value of $5,000 in the policy at the time of the loan. The minimum loan amount is $500. The maximum loan that you may take is the lesser of: (a) 50% of the policy's Accumulation Value on the date of the loan or (b) $50,000 minus your highest outstanding principal balance in the previous 12 months from your policy and any qualified employer plan (as defined under Sections 72(p)(4) and 72(p)(2)(D) of the Code). Please note that adverse tax consequences could result from your failure to comply with this limitation. NYLIAC, and its affiliates and agents do not provide legal or tax advice nor assume responsibility or liability for any legal or tax consequences of any TSA loan taken under a 403(b) policy or the compliance of such loan with the Code limitations set forth in this paragraph or for determining whether any plan or loan is subject to and/or complies with ERISA.

     We withdraw a loan processing fee of $25 from the Accumulation Value on a pro rata basis, unless prohibited by applicable state law or regulation. If on the date of the loan you do not have a Fixed Accumulation Value equal to at least 125% of the loan amount, We will transfer sufficient Accumulation Value from the Investment Divisions and/or DCA Advantage Plan Account on a pro rata basis so that the Fixed Accumulation Value equals 125% of the loan amount. While a loan is outstanding, you may not make partial withdrawals or transfers which would reduce the Fixed Accumulation Value to an amount less than 125% of the outstanding loan balance.

     For all loans, of the assets being held in the Fixed Account to secure 125% of the loan amount, the interest rate credited to the amount representing the outstanding loan balance will be 2% less than the interest rate charged on the loan. The additional 25% being held in the Fixed Account to secure the loan will be credited with the current declared interest rate for both non-ERISA and ERISA subject plans, but will always be at least equal to the minimum guaranteed interest rate stated on the data page of your policy.

     For plans subject to ERISA, interest charged will be based on the Prime Rate, as reported in the Wall Street Journal on the first business day of a calendar year or the Moodys Corporate Bond Yield Average as of two months before the date the rate is determined. The rate is determined on the first business day of the calendar year. We will assess interest in arrears as part of the periodic loan repayments.

     You must repay the loan on a periodic basis not less frequent than quarterly and over a period no greater than five years from the date it is taken. If a loan repayment is in default We will withdraw the amount in default from the Fixed Accumulation Value to the extent permitted by federal income tax rules. We will take such a repayment on a first-in, first-out (FIFO) basis from amounts allocated to the Fixed Account.

     We permit loans to acquire a principal residence under the same terms described above, except that:

          (a) the minimum loan amount is $5,000; and

          (b) repayment of the loan amount may be extended to a maximum of twenty-five years.

     We deduct any outstanding loan balance including any accrued interest from the Fixed Accumulation Value prior to payment of a surrender or the commencement of the annuity benefits. On death of the policyowner or Annuitant, We deduct any outstanding loan balance from the Fixed Accumulation Value as a partial withdrawal as of the date We receive the notice of death.

     Loans are subject to the terms of the policy, your 403(b) plan and the Code, which may impose restrictions upon them. We reserve the right to suspend, modify, or terminate the availability of loans under this policy at any time. However, any action taken by Us will not affect already outstanding loans. ALSO NOTE THAT FOR PREMIUM BASED M&E CHARGE POLICIES PURCHASED IN CONNECTION WITH TSA PLANS, YOU MAY NOT BORROW ANY PORTION OF YOUR ACCUMULATION VALUE.

                                THE FIXED ACCOUNT

     The Fixed Account is supported by the assets in NYLIAC's general account, which includes all of NYLIAC's assets except those assets specifically allocated to NYLIAC's separate accounts. NYLIAC has sole discretion to invest the assets of the Fixed Account subject to applicable law. The Fixed Account is not registered under the

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

federal securities laws and is generally not subject to their provisions. Therefore, generally you do not have the benefits and protections of these statutes for amounts allocated to the Fixed Account or the DCA Advantage Account. Furthermore, the staff of the SEC has not reviewed the disclosures in this Prospectus relating to the Fixed Account. These disclosures regarding the Fixed Account may be subject to certain applicable provisions of the federal securities laws relating to the accuracy and completeness of statements made in prospectuses. THE FIXED ACCOUNT IS NOT AVAILABLE FOR POLICIES ISSUED IN THE STATE OF NEW YORK.

     (a) Interest Crediting

     NYLIAC guarantees that it will credit interest at an annual effective rate of at least the minimum guaranteed interest rate stated on the Policy Data Page of your policy, to amounts allocated or transferred to the Fixed Account under the policies. We credit interest on a daily basis. NYLIAC may, at its sole discretion, credit a higher rate or rates of interest to amounts allocated or transferred to the Fixed Account. Interest rates will be set on the anniversary of each premium payment or transfer. All premium payments, any Premium Credit and any Breakpoint Credits, and additional amounts (including transfers from other Investment Divisions) allocated to the Fixed Account, plus prior interest earned on such amounts, will receive their applicable interest rate for one-year periods from the anniversary on which the allocation or transfer was made. The Fixed Accumulation Value will never be less than the Fixed Account portion of the Nonforfeiture Value.

     (b) Transfers to Investment Divisions

     Generally, you may transfer amounts from the Fixed Account (if applicable) to the Investment Divisions up to 30 days prior to the Annuity Commencement Date, subject to the following conditions.

          1. The maximum amount you are allowed to transfer from the Fixed Account to the Investment Divisions, including Interest Sweep transfers, during any Policy Year while the surrender charge period for the initial premium payment is in effect is 25% of the highest attained Fixed Accumulation Value as of the beginning of each Policy Year. When the surrender charge period is no longer in effect, the maximum amount that you are allowed to transfer from the Fixed Account to the Investment Divisions may not exceed 50% of the highest attained Fixed Accumulation Value as of the beginning of each Policy Year, regardless of any new surrender charge periods applicable to additional premium payments. The highest attained Fixed Accumulation Value will decrease by the amount of any withdrawals made from the Fixed Account, and increase by the amount of any additional premium payments made to the Fixed Account. When the Fixed Accumulation Value is zero, all previous Fixed Account values are disregarded, and the next Premium Payment to the Fixed Account will then be considered the highest attained Fixed Accumulation Value until a subsequent anniversary results in a higher balance.

          2. The remaining value in the Fixed Account after a transfer from the Fixed Account to the Investment Divisions must be at least $25. If, after a contemplated transfer, the remaining values in the Fixed Account would be less than $25, that amount must be included in the transfer, unless NYLIAC in its discretion permits otherwise. We determine amounts transferred from the Fixed Account on a first-in, first-out (FIFO) basis, for purposes of determining the rate at which We credit interest on monies remaining in the Fixed Account.

          3. No transfers are allowed into the Fixed Account for Premium based M&E Charge policies.

     For Premium based M&E Charge policies, premium payments transferred from the Fixed Account to the Investment Divisions are subject to a Mortality and Expense Risk and Administrative Costs Charge.

     Except as part of an existing request relating to the traditional Dollar Cost Averaging option, the Interest Sweep option or the DCA Advantage Plan, you may not transfer money into the Fixed Account if you made a transfer out of the Fixed Account during the previous six-month period.

     You must make transfer requests in writing in a form acceptable to Us and sent to VPSC at one of the addresses listed in Question 16 of this Prospectus or by telephone in accordance with established procedures or through our Virtual Service Center. Facsimile requests will not be accepted or processed. In addition, we will not accept e-mailed requests or e-mails of imaged, signed requests.

     We will deduct partial withdrawals and apply any surrender charges to the Fixed Account on a FIFO basis (i.e., from any value in the Fixed Account attributable to premium payments or transfers from Investment Divisions in the same order in which you allocated such payments or transfers to the Fixed Account during the life of the policy).

                         THE DCA ADVANTAGE PLAN ACCOUNT

     Like the Fixed Account, the DCA Advantage Plan Account is also supported by the assets in NYLIAC's general account. The DCA Advantage Plan Account is not registered under the federal securities laws. The information contained in the first paragraph under "THE FIXED ACCOUNT" equally applies to the DCA Advantage Plan Account.

     NYLIAC will set interest rates in advance for each date on which We may receive a premium payment to the DCA Advantage Plan Account. We will never declare less than the minimum guaranteed interest rate stated on the Policy Data Page of your policy. Premium payments into the DCA Advantage Plan Account and any Premium Credit and Breakpoint Credit thereon will receive the applicable interest rate in effect on the Business Day We receive the premium payment. Interest rates for subsequent premium payments made into the DCA Advantage Plan Account may be different from the rate applied to prior premium payments made into the DCA Advantage Plan Account. The DCA Accumulation Value will never be less than the DCA Advantage Plan Account portion of the Nonforfeiture Value.

     The annual effective rate that We declare is credited only to amounts remaining in the DCA Advantage Plan Account. We credit the interest on a daily basis. Because money is periodically transferred out of the DCA Advantage Plan Account, amounts in the DCA Advantage Plan Account will not achieve the declared annual effective rate. Please note that interest credited under the DCA Advantage Account will exceed the actual investment earnings of NYLIAC less appropriate risk and expense adjustments. EXCESS INTEREST AMOUNTS CREDITED TO THE DCA ADVANTAGE ACCOUNT WILL BE RECOVERED BY FEES AND CHARGES ASSOCIATED WITH THE INVESTMENT DIVISIONS IN LATER POLICY YEARS. THE INTEREST CREDITED IN LATER POLICY YEARS MAY BE LESS THAN THAT FOR THE FIRST POLICY YEAR.

                               FEDERAL TAX MATTERS

     INTRODUCTION

     THE FOLLOWING DISCUSSION IS GENERAL AND IS NOT INTENDED AS TAX ADVICE. The Qualified Policies are designed for use by individuals in retirement plans which are intended to qualify as plans qualified for special income tax treatment under Sections 219, 403, 408 or 408A of the Code. The ultimate effect of federal income taxes on the Accumulation Value, on Income Payments and on the economic benefit to you, the Annuitant or the Beneficiary depends on the type of retirement plan for which the Qualified Policy is purchased, on the tax and employment status of the individual concerned and on NYLIAC's tax status. The following discussion assumes that Qualified Policies are used in retirement plans that qualify for the special federal income tax treatment described above. This discussion is not intended to address the tax consequences resulting from all of the situations in which a person may be entitled to or may receive a distribution under a policy. Any person concerned about these tax implications should consult a tax adviser before making a premium payment. This discussion is based upon NYLIAC's understanding of the present federal income tax laws as they are currently interpreted by the Internal Revenue Service. We cannot predict the likelihood of continuation of the present federal income tax laws or of the current interpretations by the Internal Revenue Service, which may change from time to time without notice. Any such change could have retroactive effects regardless of the date of enactment. Moreover, this discussion does not take into consideration any applicable state or other tax laws except with respect to the imposition of any state premium taxes. We suggest you consult with your tax adviser.

     TAXATION OF ANNUITIES IN GENERAL

     The following discussion assumes that the policies will qualify as annuity contracts for federal income tax purposes. The Statement of Additional Information discusses such qualifications.

     Section 72 of the Code governs taxation of annuities in general. NYLIAC believes that an annuity policyowner generally is not taxed on increases in the value of a policy until distribution occurs either in the form of a lump sum received by withdrawing all or part of the Accumulation Value (i.e., surrenders or partial withdrawals) or as Income Payments under the Income Payment option elected. The exception to this rule is that generally, a policyowner of any deferred annuity policy who is not a natural person must include in income any increase in the excess of the policyowner's Accumulation Value over the policyowner's investment in the contract during the taxable year. However, there are some exceptions to this exception. You may wish to discuss these with your tax counsel. The taxable portion of a distribution (in the form of an annuity or lump sum payment) is generally taxed as ordinary income. For this purpose, the assignment, pledge, or agreement to assign or pledge any portion of the Accumulation Value generally will be treated as a distribution.

     In the case of a withdrawal or surrender distributed to a participant or Beneficiary under a Qualified Policy, a ratable portion of the amount received is taxable, generally based on the ratio of the investment in the contract to the total policy value. The "investment in the contract" generally equals the portion, if any, of any premium payments paid by or on behalf of an individual under a policy which is not excluded from the individual's gross income. For policies issued in connection with qualified plans, the "investment in the contract" can be zero. The law requires the use of special simplified methods to determine the taxable amount of payments that are based in whole or in part on the Annuitant's life and that are paid from TSAs.

     Generally, in the case of a withdrawal under a Non-Qualified Policy before the Annuity Commencement Date, amounts received are first treated as taxable income to the extent that the Accumulation Value immediately before the withdrawal exceeds the "investment in the contract" at that time. Any additional amount withdrawn is not taxable. On the other hand, upon a full surrender of a Non-Qualified Policy, if the "investment in the contract" exceeds the Accumulation Value (less any surrender charges), the loss is treated as an ordinary loss for federal income tax purposes. However, limitations may apply to the amount of the loss that may be deductible. It is the IRS's view that a loss on the surrender of a variable annuity contract is treated as a miscellaneous itemized deduction subject to the 2% of adjusted gross income limit.

     Although the tax consequences may vary depending on the Income Payment option elected under the policy, in general, only the portion of the Income Payment that represents the amount by which the Accumulation Value exceeds the "investment in the contract" will be taxed. After the investment in the Policy is recovered, the full amount of any additional Income Payments is taxable. For fixed Income Payments, in general, there is no tax on the portion of each payment which represents the same ratio that the "investment in the contract" bears to the total expected value of the Income Payments for the term of the payments. However, the remainder of each Income Payment is taxable until the recovery of the investment in the contract, and thereafter the full amount of each annuity payment is taxable. If death occurs before full recovery of the investment in the contract, the unrecovered amount may be deducted on the Annuitant's final tax return.

     Effective for amounts received in taxable years beginning after December 31, 2010, a policyowner may elect to apply a portion of the Accumulation Value towards one of the Income Payment options we may offer, while the remainder of the policy continues to accumulate income on a tax-deferred basis. This is called a partial annuitization. If a policyowner chooses to partially annuitize a policy, the resulting payments will be taxed as fixed Income Payments described above, only if such payments are received for one of the following periods: (1) the annuitant's life (or the lives of the joint annuitants, if applicable), or (2) a period of 10 years or more. Provided such requirements are met, the "investment in the contract" will be allocated pro rata between each portion of the policy from which amounts are received as an annuity and the portion of the policy from which amounts are not received as an annuity.

     In the case of a distribution, a penalty tax equal to 10% of the amount treated as taxable income may be imposed. The penalty tax is not imposed in certain circumstances, including, generally, distributions: (1) made on or after the date on which the policyowner attains age 59 1/2, (2) made as a result of the policyowner's (or, where the policyowner is not an individual, the Annuitant's) death, (3) made as a result of the policyowner's disability, (4) which are part of a series of substantially equal periodic payments (at least annually) made for the life (or life expectancy) of the policyowner or the joint lives (or joint life expectancies) of the policyowner and his or her designated beneficiary, or (5) received from an Inherited IRA. Other tax penalties may apply to certain distributions pursuant to a Qualified Policy.

     All non-qualified, deferred annuity contracts issued by NYLIAC (or its affiliates) to the same policyowner during any calendar year are to be treated as one annuity contract for purposes of determining the amount includible in an individual's gross income. In addition, there may be other situations in which the Treasury Department may conclude (under its authority to issue regulations) that it would be appropriate to aggregate two or more annuity contracts purchased by the same policyowner. Accordingly, a policyowner should consult a tax adviser before purchasing more than one policy or other annuity contract.

     A transfer of ownership of a policy, or designation of an Annuitant or other Beneficiary who is not also the policyowner, may result in certain income or gift tax consequences to the policyowner. A policyowner contemplating any transfer or assignment of a policy should consult a tax adviser with respect to the potential tax effects of such a transaction.

     3.8 PERCENT TAX ON CERTAIN INVESTMENT INCOME

     Beginning in 2013, in general, a tax of 3.8 percent will apply to net investment income ("NII") received by an individual taxpayer to the extent his or her modified adjusted gross income ("MAGI") exceeds certain thresholds (e.g., $250,000 in the case of taxpayers filing jointly, $125,000 in the case of a married taxpayer filing separately and $200,000 in the case of other individual taxpayers). For this purpose, NII includes gross income from various investments, including gross income received with respect to annuities that are not held through a tax-qualified plan (e.g., a traditional IRA or Section 403(b) plan). Such income (as well as gross income from tax qualified plans) will also increase a taxpayer's MAGI for purposes of the taxable thresholds described above. This tax also applies to trusts and estates under a special set of rules. The IRS and the Treasury Department have not yet provided guidance regarding this new tax. You should consult your tax advisor to determine the applicability of this tax in your individual circumstances and with respect to any amount received under this annuity contract.

     PARTIAL SECTION 1035 EXCHANGES

     Section 1035 of the Code provides that an annuity contract may be exchanged in a tax-free transaction for another annuity contract or a long-term care insurance policy. The IRS has issued guidance which provides that the direct transfer of a portion of an annuity contract into another annuity contract can qualify as a tax-free exchange, provided certain requirements are met. Under this IRS guidance, no distributions or withdrawals can occur from the old or new annuity contract within 12 months of the partial exchange, unless you qualify for an exception. If a partial exchange does not meet applicable IRS requirements, it will not be treated as a tax-free transaction and will instead be treated as a distribution (taxable on an income-first basis) followed by a payment for the new contract.

     This IRS guidance, however, does not address the tax treatment of a partial exchange of an annuity contract for a long-term care insurance policy, and, in fact, the IRS has not yet provided any guidance with respect to such exchanges. Although we believe that taking a distribution or withdrawal from the Contract described in this prospectus within one year of a partial exchange of such Contract for a long-term care insurance policy should not cause such prior partial exchange to be treated as taxable, there can be no assurance that the IRS will not expand the 12-month rule described above to partial exchanges of an annuity contract for a long-term care insurance policy, or that the IRS will not provide other guidance with respect to such partial exchanges. IF YOU CONTEMPLATE SUCH AN EXCHANGE, YOU SHOULD CONSULT A TAX ADVISOR TO DISCUSS THE POTENTIAL TAX EFFECTS OF SUCH A TRANSACTION.

     QUALIFIED POLICIES

     Qualified Policies are designed for use with retirement plans that qualify for special federal income tax treatment under Sections 219, 403(b), 408, and 408A of the Code. The tax rules applicable to participants and beneficiaries in these plans vary according to the type of plan and the terms and conditions of the plan itself. Special favorable tax treatment may be available for certain types of contributions and distributions (including special rules for certain lump sum distributions to individuals who attained the age of 50 by January 1,
1986). Adverse tax consequences may result from contributions in excess of specified limits, distributions prior to age 59 1/2 (subject to certain exceptions), distributions that do not conform to specified minimum distribution rules and in certain other circumstances. Therefore, this discussion only provides general information about the use of Qualified Policies with the plans described below. Policyowners and participants under these plans, as well as Annuitants and Beneficiaries are cautioned that the rights of any person to any benefits under the plans may be subject to the terms and conditions of the plans themselves, regardless of the terms and conditions of the policy issued in connection with the plan. Purchasers of Qualified Policies should seek legal and tax advice regarding the suitability of the policy.

          (a) 403(b) Plans. Under Section 403(b) of the Code, payments made by public school systems and certain tax exempt organizations to purchase annuity policies for their employees are excludible from the gross income of the employee, subject to certain limitations. However, such payments may be subject to FICA (Social Security) taxes.

          Important Information Regarding Final Code Section 403(b) Regulations

          On July 26, 2007, the Department of the Treasury published final Code section 403(b) regulations that were largely effective on January 1, 2009. These comprehensive regulations include several new rules and requirements, such as a requirement that employers maintain their Code section 403(b) plans pursuant to a written plan. The final regulations, subsequent IRS guidance, and the terms of the written plan and/or the written information sharing agreement between the employer and NYLIAC may impose new restrictions on both new and existing Code section 403(b) TSA contracts, including restrictions on the availability of loans, distributions, transfers and exchanges, regardless of when a contract was purchased.

          Prior to the effective date of the final regulations, IRS guidance applicable to tax-free transfers and exchanges of Code section 403(b) TSA contracts or custodial accounts became effective September 25, 2007, replacing existing rules under IRS Revenue Ruling 90-24 previously applicable to such transfers and exchanges (a "90-24 transfer"). Under this guidance, transfers and exchanges (both referred to below as "transfers") are available only to the extent permitted under the employer's written Code section 403(b) plan.


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

          Transfers occurring after September 24, 2007 that do not comply with this guidance can result in the applicable contract becoming taxable on January 1, 2009, or the date of the transfer, whichever is later. If you make a transfer to a contract or custodial account that is not part of the employer's Code section 403(b) plan (other than a transfer to a different plan), and the contract provider and employer fail to enter into an information sharing agreement by January 1, 2009, the transfer would be considered a "failed" transfer, resulting in the applicable contract becoming subject to tax. Additional guidance issued by the IRS generally permits a failed transfer to be corrected no later than June 30, 2009, by re-transferring to a contract or custodial account that is part of the employer's Code section 403(b) plan and/or that is subject to an information-sharing agreement with the employer.

          In general, certain contracts originally established by a 90-24 transfer prior to September 25, 2007, are exempt (or grandfathered) from some of the requirements of the final regulations; provided that no salary reduction or other contributions have ever been made to such contracts, and that no additional transfers are made to such contracts on or after September 25, 2007. Further, contracts that are not grandfathered are generally required to be part of, and subject to the requirements of, an employer's written Code section 403(b) plan no later than by January 1, 2009.

          The new rules in the final regulations generally do not affect a participant's ability to transfer some or all of a Code section 403(b) TSA contract to a state-defined benefit plan to purchase service credits, where such a transfer is otherwise consistent with applicable rules and requirements and with the terms of the employer's plan.

          You should discuss with your tax advisor the final Code section 403(b) regulations and other applicable IRS guidance in order to determine the impact they may have on any existing Code section 403(b) TSA contracts that you may own and/or on any Code section 403(b) TSA contract that you may consider purchasing.

          (b) Individual Retirement Annuities. Sections 219 and 408 of the Code permit individuals or their employers to contribute to an individual retirement program known as an "Individual Retirement Annuity" or "IRA", including an employer-sponsored Simplified Employee Pension or "SEP". Individual Retirement Annuities are subject to limitations on the amount which may be contributed and deducted and the time when distributions may commence. In addition, distributions from certain other types of qualified plans may be placed into IRAs on a tax-deferred basis.

          (c) Roth Individual Retirement Annuities. Section 408A of the Code permits individuals with incomes below a certain level to contribute to an individual retirement program known as a "Roth Individual Retirement Annuity" or "Roth IRA." Roth IRAs are subject to limitations on the amount that may be contributed. Contributions to Roth IRAs are not deductible, but distributions from Roth IRAs that meet certain requirements are not included in gross income. Individuals generally may convert their existing non-Roth IRAs into Roth IRAs. Beginning in 2008, a direct rollover may also be made from an eligible retirement plan other than a non-Roth IRA (such as a qualified retirement plan, section 403(b) tax sheltered annuity, or eligible governmental section 457 plan) to a Roth IRA provided applicable requirements are met. Such conversions and rollovers will be subject to income tax at the time of conversion or rollover.

          (d) Inherited IRAs. This policy may also be issued as an inherited IRA if, after the death of the owner of an IRA, the named Beneficiary (other than the IRA owner's spouse) directs that the IRA death proceeds be transferred to a new policy issued as an Inherited IRA. Beginning in 2007, a non-spouse beneficiary of an eligible retirement plan (such as a qualified retirement plan, section 403(b) tax sheltered annuity, or eligible governmental section 457 plan) may, if all applicable requirements are met, directly rollover a distribution from such plan into an Inherited IRA. The named Beneficiary of the original IRA policy or eligible retirement plan (as the case may be) will become the Annuitant under the Inherited IRA and may generally exercise all rights under the Inherited IRA policy, including the right to name his or her own Beneficiary in the event of death.

          Special tax rules apply to an Inherited IRA. The tax law does not permit additional premiums to be contributed to an Inherited IRA policy. Also, in order to avoid certain income tax penalties, a Required Minimum Distribution (RMD) must be withdrawn each year from an inherited IRA policy. The first RMD must be taken on or before December 31 of the calendar year following the year of the original IRA owner's or eligible retirement plan participants' death. The tax penalty equals 50% of the excess of the RMD amount over the amounts, if any, actually withdrawn from the Inherited IRA during the calendar year.

          (e) SIMPLE IRAs. SIMPLE IRAs permit certain small employers to establish SIMPLE IRA plans as provided by Section 408(p) of the Code, under which employees may elect to defer to a Simple IRA a percentage of compensation up to $11,500 for 2011 (and thereafter, adjusted for cost-of-living increases in accordance with the Code). Employees who attain age 50 or over by the end of the relevant calendar year may also elect to make an additional catch-up contribution. Such additional contribution may be up to $2,500 for 2011 (and thereafter adjusted for cost-of-living increases in accordance with the Code). The sponsoring employer is generally required to make matching or non-elective contributions on behalf of employees. Distributions from SIMPLE IRAs are subject to the same restrictions that apply to IRA distributions and are taxed as ordinary income. Subject to certain exceptions, distributions prior to age 59 1/2 are subject to a 10% penalty tax, which is increased to 25% if the distribution occurs within the first two years after the commencement of the employee's participation in the SIMPLE IRA plan. All references in this Prospectus to the 10% penalty tax should be read to include this limited 25% penalty tax if your Qualified Policy is used as a SIMPLE IRA.

     The Qualified Policies are subject to the required minimum distribution ("RMD") rules under Code section 401(a)(9) and the regulations issued thereunder. Under these rules, generally, distributions under your Qualified Policy must begin no later than the beginning date required by the Internal Revenue Service ("IRS"). The beginning date is determined by the type of Qualified Policy that you own. For each calendar year that an RMD is not timely made, a 50% excise tax is imposed on the amount that should have been distributed, but was not.

     Unless the distributions are made in the form of an annuity that complies with Code section 401(a)(9) and the regulations issued thereunder, the minimum amount required to be distributed for each calendar year is generally determined by dividing the value of the Qualified Policy as of the end of the prior calendar year by the applicable distribution period (determined under IRS tables).

     Beginning in 2006, regulations under Code section 401(a)(9) provide a new method for calculating the amount of RMDs from Qualified Policies. Under these regulations, during the accumulation phase of the Qualified Policy, the actuarial present value of certain additional benefits provided under the policy (such as guaranteed death benefits) must be taken into account in calculating the value of the Qualified Policy for purposes of determining the annual RMD for the Qualified Policy. As a result, under these regulations, it is possible that, after taking account of the value of such benefits, there may not be sufficient Accumulation Value to satisfy the applicable RMD requirement. This generally will depend on the investment performance of your policy. You may need to satisfy such RMD from other tax-qualified plans that you own. Your should consult with your tax advisor regarding these requirements and the implications of purchasing any riders or other benefits in connection with your Qualified Policy.

TAXATION OF DEATH BENEFITS

     The tax treatment of amounts distributed from your contract upon the death of the policyowner or annuitant depends on whether the policyowner or annuitant dies before or after the Annuity Commencement Date. If death occurs prior to the Annuity Commencement Date, and the Beneficiary receives payments under an annuity payout option, the benefits are generally taxed in the manner described above for annuity payouts. If the benefits are received in a lump sum, they are taxed to the extent they exceed the remaining investment in the contract. If death occurs after the Annuity Commencement Date, amounts received by the Beneficiary are not taxed until they exceed the remaining investment in the contract.

                   DISTRIBUTION AND COMPENSATION ARRANGEMENTS

     NYLIFE Distributors LLC (NYLIFE Distributors), the underwriter and distributor of the policies, is registered with the SEC and the Financial Industry Regulatory Authority, Inc. (FINRA) as a broker-dealer. The firm is an indirect wholly-owned subsidiary of New York Life, and an affiliate of NYLIAC. Its principal business address is 169 Lackawanna Avenue, Parsippany, New Jersey 07054.

     The policies are sold by registered representatives of NYLIFE Securities, LLC ("NYLIFE Securities"), a broker-dealer that is an affiliate of NYLIFE Distributors. Your registered representative is also a licensed insurance agent with New York Life. He or she may be qualified to offer other forms of life insurance, annuities, and other investment products. In certain circumstances, NYLIFE Securities registered representatives can sell both products manufactured and issued by New York Life or its affiliates and products provided by other companies.

     The selling broker-dealer, and in turn your registered representative, will receive compensation for selling you this policy or any other investment product. Compensation may consist of commissions, asset-based compensation, allowances for expenses, and other compensation programs. The amount of compensation received by your registered representative will vary depending on the policy that he or she sells, on sales production goals, and on the specific payment arrangements of the relevant broker-dealer. Differing compensation arrangements have the potential to influence the recommendation made by your registered representative or broker-dealer.

     The maximum commission paid to broker-dealers who have entered into dealer arrangements with NYLIFE Distributors is typically 6.25% of all premiums received. The total commissions paid for New York Life Premier Plus

Variable Annuity policies during the fiscal years ended December 31, 2010 and 2009 were $29,181,205 and $7,983,365, respectively.

     New York Life also has other compensation programs where registered representatives, managers, and employees involved in the sales process receive additional compensation related to the sale of products manufactured and issued by New York Life or its affiliates. NYLIFE Securities registered representatives who are members of the General Office management team receive compensation based on a number of incentive programs designed to compensate for education, supervision, training, and recruiting of agents.

     NYLIFE Securities registered representatives can qualify to attend New York Life-sponsored educational, training, and development conferences based on the sales they make of life insurance, annuities, and investment products during a particular twelve-month period. In addition, qualification for recognition programs sponsored by New York Life depends on the sale of products manufactured and issued by New York Life or its affiliates.

                                  VOTING RIGHTS

     The Funds are not required to and typically do not hold routine annual stockholder meetings. Special stockholder meetings will be called when necessary. To the extent required by law, NYLIAC will vote the Eligible Portfolio shares held in the Investment Divisions at special shareholder meetings of the Funds in accordance with instructions We receive from persons having voting interests in the corresponding Investment Division. If, however, the federal securities laws are amended, or if NYLIAC's present interpretation should change, and as a result, NYLIAC determines that it is allowed to vote the Eligible Portfolio shares in its own right, We may elect to do so.

     Prior to the Annuity Commencement Date, you hold a voting interest in each Investment Division to which you have money allocated. We will determine the number of votes which are available to you by dividing the Accumulation Value attributable to an Investment Division by the net asset value per share of the applicable Eligible Portfolios. We will calculate the number of votes which are available to you separately for each Investment Division. We will determine that number by applying your percentage interest, if any, in a particular Investment Division to the total number of votes attributable to the Investment Division.

     We will determine the number of votes of the Eligible Portfolio which are available as of the date established by the Portfolio of the relevant Fund. Voting instructions will be solicited by written or electronic communication prior to such meeting in accordance with procedures established by the relevant Fund.

     If We do not receive timely instructions, We will vote those shares in proportion to the voting instructions which are received with respect to all policies participating in that Investment Division. As a result, a small number of policyholders may control the outcome of the vote. We will apply voting instructions to abstain on any item to be voted upon on a pro rata basis to reduce the votes eligible to be cast. Each person having a voting interest in an Investment Division will receive proxy material, reports and other materials relating to the appropriate Eligible Portfolio.

                            TABLE OF CONTENTS FOR THE
                    STATEMENT OF ADDITIONAL INFORMATION (SAI)

     The SAI contains more details concerning the subjects discussed in this Prospectus. The following is the Table of Contents for the SAI:

                                                                                  PAGE
                                                                                  ----
THE POLICIES....................................................................     2
     Valuation of Accumulation Units............................................     2
ANNUITY PAYMENTS................................................................     2
GENERAL MATTERS.................................................................     3
FEDERAL TAX MATTERS.............................................................     3
     Taxation of New York Life Insurance and Annuity Corporation................     3
     Tax Status of the Policies.................................................     3
SAFEKEEPING OF SEPARATE ACCOUNT ASSETS..........................................     4
STATE REGULATION................................................................     4
RECORDS AND REPORTS.............................................................     5
LEGAL PROCEEDINGS...............................................................     5
FINANCIAL STATEMENTS............................................................     5
OTHER INFORMATION...............................................................     5
NYLIAC AND SEPARATE ACCOUNT FINANCIAL STATEMENTS................................   F-1



How to obtain a New York Life Premier Plus Annuity Statement of Additional
                                  Information.

     The New York Life Premier Plus Variable Annuity Statement of Additional Information is posted on Our website, www.newyorklife.com. For a paper copy of the Statement of Additional Information, call (800) 598-2019 or send this request form to:

                           NYLIAC Variable Products Service Center
                           Madison Square Station
                           P.O. Box 922
                           New York, New York 10159

--------------------------------------------------------------------------------

Please send me a New York Life Premier Plus Variable Annuity Statement of
                             Additional Information
                                dated May 1, 2011

---------------------------------------------------------------------------
Name

---------------------------------------------------------------------------
Address

---------------------------------------------------------------------------
City                                  State                      Zip

                                   APPENDIX 1

                          PROSPECTUS DATED MAY 1, 2011

     NYLIAC offers an individual single premium version of the New York Life Premier Plus Variable Annuity policy in Mississippi and Washington. This Appendix modifies the May 1, 2011 Prospectus for the policies to describe the single premium version of the policies.

     All capitalized terms have the same meaning as those in the Prospectus.

     The principal difference between the single premium version and the flexible premium version of the policies is that under the single premium policies you can only make one premium payment.

     Accordingly, for single premium policies, the prospectus is amended in the following respects:

I. SINGLE PREMIUM ONLY

     When reading this Appendix together with the Prospectus, keep in mind that only one premium payment is permitted under the single premium policies and only one Premium Credit and/or Breakpoint Credit (if applicable) will be applied to such premium payment. Exceptions to this rule apply only in cases where part of your purchase payment is funded from another source, such as 1035 exchange, rollover, or transfer from an institution. In such cases, We may receive parts of your purchase payment on different business days.

     Accordingly, except in the circumstances described above, all references throughout the prospectus to premium payments in the plural (and any Premium Credits and/or Breakpoint Credits thereon) should be read to mean the singular. Further, references to allocations of premium payments (and any Premium Credits and/or Breakpoint Credits thereon) should be read to mean an allocation of the premium or any portion thereof (and any Premium Credits and/or Breakpoint Credits thereon). Naturally, any features or services that relate to multiple premium payments are not applicable to the single premium policy. The Premium Credit Rate is shown on the Policy Data Page of your policy.

     In addition, replace the definition of "Premium Credit" in the Prospectus with the following:

          PREMIUM CREDIT--An amount We will apply to your Accumulation Value at the time of your premium payment. The Premium Credit is calculated as a percentage ("Premium Credit Rate") of the premium payment.

     Replace all references to "Payment Year" throughout the Prospectus with "Policy Year," and delete the definition of "Payment Year."

II. MAINTENANCE OF POLICY VALUE

     Replace the paragraph under question "8." and under "DISTRIBUTIONS UNDER THE POLICY--OUR RIGHT TO CANCEL" with the following:

          If a partial withdrawal, together with any surrender charges, would reduce the Accumulation Value of your policy such that it would provide for Income Payments of less than $20 per month on the Annuity Commencement Date, We reserve the right to terminate your policy. We will notify you of Our intention to exercise this right 90 days prior to terminating your policy. If We terminate your policy, We will pay you the Accumulation Value of your policy in one lump sum.

     Replace the heading of question "8." with: "8. MAY WE TERMINATE YOUR
POLICY?"

                      (THIS PAGE INTENTIONALLY LEFT BLANK)

                       STATEMENT OF ADDITIONAL INFORMATION
                                   MAY 1, 2011
                                       FOR
                   NEW YORK LIFE PREMIER PLUS VARIABLE ANNUITY
                                      FROM
                 NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
                            (A DELAWARE CORPORATION)
                           51 MADISON AVENUE, ROOM 251
                            NEW YORK, NEW YORK 10010
                                  INVESTING IN
                  NYLIAC VARIABLE ANNUITY SEPARATE ACCOUNT-III
                   NYLIAC VARIABLE ANNUITY SEPARATE ACCOUNT-IV

     This Statement of Additional Information ("SAI") is not a prospectus. This SAI contains information that expands upon subjects discussed in the current New York Life Premier Plus Variable Annuity Prospectus. You should read the SAI in conjunction with the current New York Life Premier Plus Variable Annuity Prospectus dated May 1, 2011. You may obtain a copy of the Prospectus by calling NYLIAC at (800) 598-2019 or writing to NYLIAC Variable Products Service Center, Madison Square Station, P.O. Box 922, New York, NY 10159. Terms used but not defined in this SAI have the same meaning as in the current New York Life Premier Plus Variable Annuity Prospectus.

     In some states, NYLIAC offers an individual single premium version of the Policies in some states. Appendix 1 of this SAI modifies this SAI to describe the single premium version of the policies.

                                TABLE OF CONTENTS

                                                                                  PAGE
                                                                                  ----
THE POLICIES....................................................................     2
     Valuation of Accumulation Units............................................     2
ANNUITY PAYMENTS................................................................     2
GENERAL MATTERS.................................................................     3
FEDERAL TAX MATTERS.............................................................     3
     Taxation of New York Life Insurance and Annuity Corporation................     3
     Tax Status of the Policies.................................................     3
SAFEKEEPING OF SEPARATE ACCOUNT ASSETS..........................................     4
STATE REGULATION................................................................     4
RECORDS AND REPORTS.............................................................     5
LEGAL PROCEEDINGS...............................................................     5
FINANCIAL STATEMENTS............................................................     5
OTHER INFORMATION...............................................................     5
NYLIAC AND SEPARATE ACCOUNT FINANCIAL STATEMENTS................................   F-1

                                  THE POLICIES

     The following provides additional information about the policies and supplements the description in the Prospectus.

     VALUATION OF ACCUMULATION UNITS

     Accumulation Units are valued separately for each Investment Division of the Separate Account. The method used for valuing Accumulation Units in each Investment Division is the same. We arbitrarily set the value of each Accumulation Unit as of the date operations began for the Investment Division. Thereafter, the value of an Accumulation Unit of an Investment Division for any Business Day equals the value of an Accumulation Unit in that Investment Division as of the immediately preceding Business Day multiplied by the "Net Investment Factor" for that Investment Division for the current Business Day.

     We determine the Net Investment Factor for Accumulation Value Based M&E Charge (Separate Account-III) policies for each Investment Division for any period from the close of the preceding Business Day to the close of the current Business Day (the "Valuation Period") by the following formula:

                                    (a/b) - c

Where: a = the result of:

            (1) the net asset value per share of the Eligible Portfolio shares held in the Investment Division determined at the end of the current Valuation Period, plus

            (2) the per share amount of any dividend or capital gain distribution made by the Eligible Portfolio for shares held in the Investment Division if the "ex-dividend" date occurs during the current Valuation Period;

       b = the net asset value per share of the Eligible Portfolio shares held in the Investment Division determined as of the end of the immediately preceding Valuation Period; and

       c = the daily Mortality and Expense Risk and Administrative Costs charge, which is 1/365th* of the annual Mortality and Expense Risk and Administrative Costs Charge shown on the Policy Data Page.

          *  In a leap year, this calculation is based on 366 days.

     In each case, the Net Investment Factor for Premium Based M&E Charge (Separate Account-IV) policies is determined by the following formula:

                                      (a/b)
Where: a = the result of:

               (1) the net asset value per share of the Eligible Portfolio shares held in the Investment Division determined at the end of the current Valuation Period, plus

               (2) the per share amount of any dividend or capital gain distribution made by the Eligible Portfolio for shares held in the Investment Division if the "ex-dividend" date occurs during the current Valuation Period;

       b = is the net asset value per share of the Eligible Portfolio shares held in the Investment Division determined as of the end of the immediately preceding Valuation Period.

     In each case, the Net Investment Factor may be greater or less than one. Therefore, the value of an Accumulation Unit in an Investment Division may increase or decrease from Valuation Period to Valuation Period.

                                ANNUITY PAYMENTS

     We will make equal annuity payments each month under the Life Income Payment Option during the lifetime of the Annuitant. Once payments begin, they do not change and are guaranteed for 10 years even if the Annuitant dies sooner. If the Annuitant dies before all guaranteed payments have been made, the rest will be made to the Beneficiary. We may require that the payee submit proof of the Annuitant's survivorship as a condition for future payments beyond the 10-year guaranteed payment period.

     On the Annuity Commencement Date, We will determine the Accumulation Value of your policy and use that value to calculate the amount of each annuity payment. We determine each annuity payment by applying the Accumulation Value, less any premium taxes, to the annuity factors specified in the annuity table set forth in the policy. Those factors are based on a set amount per $1,000 of proceeds applied. The appropriate rate must be determined by the gender (except where, as in the case of certain Qualified Policies and other employer-sponsored retirement plans, such classification is not permitted), date of application and age of the Annuitant. The dollars applied are then divided by 1,000 and the result multiplied by the appropriate annuity factor from the table to compute the amount of the each monthly annuity payment.

                                 GENERAL MATTERS

     NON-PARTICIPATING. The policies are non-participating. Dividends are not paid.

     MISSTATEMENT OF AGE OR GENDER. If the Annuitant's stated age and/or gender in the policy are incorrect, NYLIAC will change the benefits payable to those which the premium payments would have purchased for the correct age and gender. Gender is not a factor when annuity benefits are based on unisex annuity payment rate tables. (See "Income Payments--Election of Income Payment Options" in the Prospectus.) If We made payments based on incorrect age or gender, We will increase or reduce a later payment or payments to adjust for the error. Any adjustment will include interest, at 3.5% per year, from the date of the wrong payment to the date the adjustment is made.

     ASSIGNMENTS. If permitted by the plan or by law for the plan indicated in the application for the policy, you may assign your interest in a Non-Qualified Policy or any interest in it prior to the Annuity Commencement Date and during the Owner's lifetime. In order to effect an assignment of all or any part of your interest in a Non-Qualified Policy prior to the Annuity Commencement Date and during the Owner's lifetime, you must send a duly executed instrument of assignment to VPSC at one of the addresses listed in Question 16 of the Prospectus. NYLIAC will not be deemed to know of an assignment unless it receives a copy of a duly executed instrument evidencing such assignment. Further, NYLIAC assumes no responsibility for the validity of any assignment. (See "Federal Tax Matters--Taxation of Annuities in General" of the Prospectus.)

     MODIFICATION. NYLIAC may not modify the policy without your consent except to make the policy meet the requirements of the Investment Company Act of 1940, or to make the policy comply with any changes in the Code or as required by the Code in order to continue treatment of the policy as an annuity, or by any other applicable law.

     INCONTESTABILITY. We rely on statements made in the application. They are representations, not warranties. We will not contest the policy after it has been in force during the lifetime of the Annuitant for two years from the Policy Date.

                               FEDERAL TAX MATTERS

     TAXATION OF NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION

     NYLIAC is taxed as a life insurance company. Because the Separate Account is not an entity separate from NYLIAC, and its operations form a part of NYLIAC, it will not be taxed separately as a "regulated investment company" under Subchapter M of the Code. As a result, NYLIAC takes into account applicable tax attributes of the assets of the Separate Account on its corporate income tax return, including corporate dividends received deductions and foreign tax credits that may be produced by assets of the Separate Account. Investment income and realized net capital gains on the assets of the Separate Account are reinvested and are taken into account in determining the Accumulation Value. As a result, such investment income and realized net capital gains are automatically retained as part of the reserves under the policy. Under existing federal income tax law, NYLIAC believes that Separate Account investment income and realized net capital gains should not be taxed to the extent that such income and gains are retained as part of the tax-deductible reserves under the policy.

     TAX STATUS OF THE POLICIES

     Section 817(h) of the Code requires that the investments of the Separate Account must be "adequately diversified" in accordance with Treasury regulations in order for the policies to qualify as annuity contracts under Section 72 of the Code. The Separate Account intends to comply with the diversification requirements prescribed by the Treasury under Treasury Regulation Section 1.817-5.

     To comply with regulations under Section 817(h) of the Code, the Separate Account is required to diversify its investments, so that on the last day of each quarter of a calendar year, no more than 55% of the value of its assets is represented by any one investment, no more than 70% is represented by any two investments, no more than 80% is represented by any three investments, and no more than 90% is represented by any four investments. For this purpose, securities of a single issuer are treated as one investment and each U.S. Government agency or instrumentality is treated as a separate issuer. Any security issued, guaranteed, or insured (to the extent so guaranteed or insured) by the U.S. Government or an agency or instrumentality of the U.S. Government is treated as a security issued by the U.S. Government or its agency or instrumentality, whichever is applicable.

     Although the Treasury Department has issued regulations on the diversification requirements, such regulations do not provide guidance concerning the extent to which policyowners may direct their investments to particular subaccounts of a separate account, or the permitted number of such subaccounts. It is unclear whether additional guidance in this regard will be issued in the future. It is possible that if such guidance is issued, the policy may need to be modified to comply with such additional guidance. For these reasons, NYLIAC reserves the right to modify the policy as necessary to attempt to prevent the policyowner from being considered the owner of the assets of the Separate Account or otherwise to qualify the policy for favorable tax treatment.

     The Code also requires that non-qualified annuity contracts contain specific provisions for distribution of the policy proceeds upon the death of any policyowner. In order to be treated as an annuity contract for federal income tax purposes, the Code requires that such policies provide that (a) if any policyowner dies on or after the Annuity Commencement Date and before the entire interest in the policy has been distributed, the remaining portion must be distributed at least as rapidly as under the method in effect on the policyowner's death; and (b) if any policyowner dies before the Annuity Commencement Date, the entire interest in the policy must generally be distributed within 5 years after the policyowner's date of death. For policies owned by a grantor trust, all of whose grantors are individuals, these distribution requirements apply at the death of any grantor. These requirements will be considered satisfied if the entire interest of the policy is used to purchase an immediate annuity under which payments will begin within one year of the policyowner's death and will be made for the life of the Beneficiary or for a period not extending beyond the life expectancy of the Beneficiary. If the Beneficiary is the policyowner's surviving spouse (as defined under Federal law), the Policy may be continued with the surviving spouse as the new policyowner. If the policyowner is not a natural person, these "death of Owner" rules apply when the primary Annuitant dies or is changed. Non-Qualified Policies contain provisions intended to comply with these requirements of the Code. No regulations interpreting these requirements of the Code have yet been issued and thus no assurance can be given that the provisions contained in these policies satisfy all such Code requirements. The provisions contained in these policies will be reviewed and modified if necessary to assure that they comply with the Code requirements when clarified by regulation or otherwise.

     Withholding of federal income taxes on the taxable portion of all distributions may be required unless the recipient elects not to have any such amounts withheld and properly notifies NYLIAC of that election. Different rules may apply to United States citizens or expatriates living abroad. In addition, some states have enacted legislation requiring withholding.

     Even if a recipient elects no withholding, special rules may require NYLIAC to disregard the recipient's election if the recipient fails to supply NYLIAC with a "TIN" or taxpayer identification number (social security number for individuals) or if the Internal Revenue Service notifies NYLIAC that the TIN provided by the recipient is incorrect.

                     SAFEKEEPING OF SEPARATE ACCOUNT ASSETS

     NYLIAC holds title to assets of the Separate Accounts. The assets are kept physically segregated and held separate and apart from NYLIAC's general corporate assets. Records are maintained of all purchases and redemptions of Eligible Portfolio shares held by each of the Investment Divisions.

                                STATE REGULATION

     NYLIAC is a stock life insurance company organized under the laws of Delaware, and is subject to regulation by the Delaware State Insurance Department. We file an annual statement with the Delaware Commissioner of Insurance on or before March 1 of each year covering the operations and reporting on the financial condition of NYLIAC as of December 31 of the preceding calendar year. Periodically, the Delaware Commissioner of Insurance examines the financial condition of NYLIAC, including the liabilities and reserves of the Separate Account.

     In addition, NYLIAC is subject to the insurance laws and regulations of all the states where it is licensed to operate. The availability of certain policy rights and provisions depends on state approval and/or filing and review processes. Where required by state law or regulation, the policies will be modified accordingly.

                               RECORDS AND REPORTS

     NYLIAC maintains all records and accounts relating to the Separate Account. As presently required by the federal securities laws, NYLIAC will mail to you at your last known address of record, at least semi-annually after the first Policy Year, reports containing information required under the federal securities laws or by any other applicable law or regulation. IT IS IMPORTANT THAT YOUR CONFIRMATION AND QUARTERLY STATEMENTS BE REVIEWED IMMEDIATELY TO ENSURE THAT THERE ARE NO ERRORS. IN ORDER TO CORRECT AN ERROR, YOU MUST CALL IT TO OUR ATTENTION WITHIN 15 DAYS OF THE DATE OF THE STATEMENT.

     IT IS IMPORTANT THAT YOU INFORM NYLIAC OF AN ADDRESS CHANGE SO THAT YOU CAN RECEIVE THESE POLICY STATEMENTS (SEE "HOW DO I CONTACT NYLIAC BY TELEPHONE OR BY THE INTERNET?" IN THE PROSPECTUS). IN THE EVENT YOUR STATEMENT IS RETURNED FROM THE US POSTAL SERVICE AS UNDELIVERABLE, WE RESERVE THE RIGHT TO SUSPEND MAILING FUTURE CORRESPONDENCE AND ALSO SUSPEND CURRENT TRANSACTION PROCESSING UNTIL AN ACCURATE ADDRESS IS OBTAINED. ADDITIONALLY, NO NEW SERVICE REQUESTS CAN BE PROCESSED UNTIL A VALID CURRENT ADDRESS IS PROVIDED.

                                LEGAL PROCEEDINGS

     NYLIAC is a defendant in lawsuits arising from its agency sales force, insurance (including variable contracts registered under the federal securities law) and/or other operations. Most of these actions seek substantial or unspecified compensatory and punitive damages. NYLIAC is from time to time involved in various governmental, administrative, and investigative proceedings and inquiries.

     Notwithstanding the uncertain nature of litigation and regulatory inquiries, the outcome of which cannot be predicted, NYLIAC believes that, after provisions made in the financial statements, the ultimate liability that could result from litigation and proceedings would not have a material adverse effect on NYLIAC's financial position; however, it is possible that settlements or adverse determinations in one or more actions or other proceedings in the future could have a material adverse effect on NYLIAC's operating results for a given year.

                              FINANCIAL STATEMENTS

     The consolidated balance sheet of NYLIAC as of December 31, 2010 and 2009, and the consolidated statements of income, of stockholder's equity and of cash flows for each of the three years in the period ended December 31, 2010 included in this SAI have been so included in reliance on the report of PricewaterhouseCoopers LLP, independent registered public accounting firm, given on the authority of said firm as experts in auditing and accounting. The Separate Account statement of assets and liabilities as of December 31, 2010 and the statements of operations and of changes in net assets and the financial highlights for each of the periods indicated in the financial statements have been so included in reliance on the report of PricewaterhouseCoopers LLP, independent registered public accounting firm, given on the authority of said firm as experts in auditing and accounting.

                                OTHER INFORMATION

     NYLIAC filed a registration statement with the Securities and Exchange Commission, under the Securities Act of 1933 as amended, with respect to the policies discussed in the Prospectus and this Statement of Additional Information. We have not included all of the information set forth in the registration statement, amendments and exhibits to the registration statement in the Prospectus and this Statement of Additional Information. We intend the statements contained in the Prospectus and this Statement of Additional Information concerning the content of the policies and other legal instruments to be summaries. For a complete statement of the terms of these documents, you should refer to the instruments filed with the Securities and Exchange Commission. The omitted information may be obtained at the principal offices of the Securities and Exchange Commission in Washington, D.C., upon payment of prescribed fees, or through the Commission's website at www.sec.gov.

                                   APPENDIX 1

                       STATEMENT OF ADDITIONAL INFORMATION

                                DATED MAY 1, 2011

     NYLIAC offers an individual single premium version of the Policies in Mississippi and Washington. This Appendix modifies the May 1, 2011 Statement of Additional Information ("SAI") for the policies to describe the single premium version of the Policies.

     When reading this Appendix together with the SAI, keep in mind that only one premium payment is permitted under the single premium policies and only one Premium Credit and/or Breakpoint Credit (if applicable) will be credited to such premium payment. Exceptions to this rule apply only in cases where part of your purchase payment is funded from another source, such as a 1035 exchange, rollover, or transfer from an institution. In such cases, We may receive parts of your purchase payment on different business days.

     Accordingly, except in the circumstances described above, all references throughout the statement of additional information to premium payments in the plural (and any Premium Credits and Breakpoint Credits (if applicable) thereon) should be read to mean the singular. Naturally, any features or services that relate to multiple premium payments are not applicable to the single premium policy.

                          Supplement dated May 1, 2011

                    to the Prospectuses dated May 1, 2011 for
                 NEW YORK LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY
               NEW YORK LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY II
                 NEW YORK LIFE COMPLETE ACCESS VARIABLE ANNUITY
                   NEW YORK LIFE PREMIER PLUS VARIABLE ANNUITY
                     NEW YORK LIFE PREMIER VARIABLE ANNUITY

                                  INVESTING IN
                NYLIAC VARIABLE ANNUITY SEPARATE ACCOUNT-III; AND
                   NYLIAC VARIABLE ANNUITY SEPARATE ACCOUNT-IV

This supplement amends the Prospectus for the New York Life Flexible Premium Variable Annuity, New York Life Flexible Premium Variable Annuity II, New York Life Complete Access, the New York Life Premier Plus Variable Annuity, and the New York Life Premier Variable Annuity policies ("policies"). You should read this information carefully and retain this supplement for future reference together with the prospectus(es). All capitalized terms have the same meaning as those included in the prospectuses.

This supplement only applies to Non-Qualified Policies issued to fund a Pension Plan. The purpose of this supplement is to modify the prospectuses to disclose the terms under which the policies will be issued to fund a Pension Plan qualified under Section 401(a) of the Internal Revenue Code of 1986 as amended
(Code). The main differences between the policies described in the May 1, 2011 prospectuses and policies issued to fund a Pension Plan, are that Non-Qualified Policies issued to fund a Pension Plan: (1) will have higher minimum initial and additional premium payments, (2) will not include the Unemployment Benefit Rider, and (3) cannot add the Enhanced Spousal Continuance Rider. Keeping this in mind, please note that the prospectuses for Non-Qualified Policies issued to fund a Pension Plan are modified as follows:

A. DEFINITIONS

1. Replace the definition of "Non-Qualified Policies" with the following:

          Non-Qualified Policies: Policies that are not available for use by individuals in connection with employee retirement plans that are intended to qualify for special federal income tax treatment under Sections 403(b), 408, 408A and 457 of the Code. Non-Qualified Policies include policies issued to other retirement plans or arrangements, including Pension Plans qualifying under Section 401(a) of the Code.

2. Replace the definition of "Qualified Policies" with the following:

          Qualified Policies: Policies for use by individuals under employee retirement plans that are intended to qualify for special federal income tax treatment under Sections 403(b), 408, 408A and 457 of the Code. Qualified Policies do not include policies issued to any other retirement plan or arrangement, including Pension Plans qualifying under Section 401(a) of the Code.

3. Add the following definition of "Pension Plan":

          Pension Plan: A retirement plan that is qualified under Section 401(a) of the Code.

B. QUESTIONS AND ANSWERS

1. For New York Life Complete Access, New York Life Premier Plus and New York Life Premier policies, delete the first two sentences to "What are the minimum initial and maximum additional premium payments?" and replace them with the following:

          (a) for New York Life Complete Access policies:
              Unless We permit otherwise, the minimum initial premium for Non-Qualified Policies issued to fund a Pension Plan is $10,000. The minimum additional premium payment is $1,000 or such lower amount as We may permit at any time.

          (b) For New York Life Premier Plus and New York Life Premier policies:
              Unless We permit otherwise, the minimum initial premium for Non-Qualified Policies issued to fund a Pension Plan is $10,000. The minimum additional premium payment is $1,000 or such lower amount as We may permit at any time.

2. For New York Life Flexible Premium and New York Life Flexible Premium II policies, delete the first two sentences of the third full paragraph to the answer to "What are the minimum initial and maximum additional premium payments?" and replace them with the following:

          Unless We permit otherwise, the minimum initial premium for Non-Qualified Policies issued to fund a Pension Plan is $10,000. The minimum additional payment is $500 or such lower amount as We may permit at any time.

C. THE POLICIES -- Qualified and Non-Qualified Policies

1. Under the first paragraph of this section, delete the fourth sentence and replace the fifth sentence with the following:

          You may purchase a Qualified Policy for use with any one of the retirement plans listed below.

2. Under the next full paragraph that begins "If you are considering a Qualified Policy. . .," revise the first sentence to read:

          If you are considering a Qualified Policy or a Non-Qualified Policy issued to fund a Pension Plan, you should be aware that this annuity will fund a retirement plan that already provides for tax deferral under the Code.

D. THE POLICIES -- Policy Application and Premium Payments

1. For New York Life Complete Access, New York Life Premier Plus and New York Life Premier Variable Annuity policies, under the section entitled Policy Application and Premium Payments, delete the first two sentences of the fourth paragraph and replace them with the following:

          (a) for New York Life Complete Access policies:
              Unless We permit otherwise, the minimum initial premium for Non-Qualified Policies issued to fund a Pension Plan is $10,000. The minimum additional premium payment is $1,000 or such lower amount as We may permit at any time.

          (b) For New York Life Premier Plus and New York Life Premier policies:
              Unless We permit otherwise, the minimum initial premium for Non-Qualified Policies issued to fund a Pension Plan is $10,000. The minimum additional premium payment is $1,000 or such lower amount as We may permit at any time.

2. For New York Life Flexible Premium and New York Life Flexible Premium II policies, under the section entitled Policy Application and Premium Payments, delete the first two sentences of the fifth paragraph and replace them with the following:

          Unless We permit otherwise, the minimum initial premium for Non-Qualified Policies issued to fund a Pension Plan is $10,000. The minimum additional payment is $500 or such lower amount as We may permit at any time.

E. THE POLICIES -- Riders

1. For the New York Life Flexible Premium Variable Annuity, the New York Life Flexible Premium Variable Annuity II, the New York Life Premier Plus Variable Annuity and the New York Life Premier Variable Annuity policies, under the heading "Riders," delete the second sentence and replace the first sentence with the following:

          At no additional charge, We include a Living Needs
          Benefit/Unemployment Benefit Rider. The Unemployment Benefit portion of the rider is not available for Non-Qualified Policies issued to fund a Pension Plan.

2. Under the heading "Riders - Enhanced Beneficiary Benefit Rider (optional)," delete the eighth full paragraph and replace it with the following:

          There will be no payment under the EBB Rider if, on the date We calculate the EBB: 1) there is no Gain, 2) the policy's Accumulation Value is less than your premium payments made and not previously withdrawn, or 3) the rider has ended or terminated. The EBB Rider will end on the earliest of the following: 1) on the Annuity Commencement Date, 2) if you surrender the policy or 3) if you transfer ownership of the policy. You cannot cancel this rider without surrendering your policy.

3. Under the section "Riders," delete the heading "Enhanced Spousal Continuance Rider (optional)" and the four paragraphs of disclosure under that heading.

--------------------------------------------------------------------------------

                 New York Life Insurance and Annuity Corporation
                                51 Madison Avenue
                            New York, New York 10010

                   NYLIAC VARIABLE ANNUITY SEPARATE ACCOUNT-IV

                              FINANCIAL STATEMENTS

                                     NYLIAC VARIABLE ANNUITY SEPARATE ACCOUNT-IV

                      (THIS PAGE INTENTIONALLY LEFT BLANK)

                                     NYLIAC VARIABLE ANNUITY SEPARATE ACCOUNT-IV

                      (THIS PAGE INTENTIONALLY LEFT BLANK)

STATEMENT OF ASSETS AND LIABILITIES
As of December 31, 2010








                                            MAINSTAY VP     MAINSTAY VP     MAINSTAY VP
                                            BALANCED--        BOND--           CASH
                                           SERVICE CLASS   SERVICE CLASS    MANAGEMENT
                                          ----------------------------------------------

ASSETS:
  Investment at net asset value.........    $52,749,141    $140,370,332    $153,898,900
  Dividends due and accrued.............             --              --           1,177
  Net receivable (payable) to New York
     Life Insurance and Annuity
     Corporation........................        (21,299)        205,116         939,443

LIABILITIES:
  Liability to New York Life Insurance
     and Annuity Corporation for:
     Mortality and expense risk
       charges..........................        104,078         289,160         408,655
                                            -----------    ------------    ------------
       Total net assets.................    $52,623,764    $140,286,288    $154,430,865
                                            ===========    ============    ============

TOTAL NET ASSETS REPRESENTED BY:
  Net Assets of Policyowners:
  Series I Policies.....................    $37,202,331    $ 91,562,096    $116,449,939
  Series II Policies....................    $ 3,858,621    $ 16,567,628    $ 10,654,059
  Series III Policies...................    $11,562,812    $ 32,156,564    $ 27,326,867
                                            -----------    ------------    ------------
       Total net assets.................    $52,623,764    $140,286,288    $154,430,865
                                            ===========    ============    ============
     Series I Variable accumulation unit
       value............................    $     12.39    $      14.22    $       1.17
                                            ===========    ============    ============
     Series II Variable accumulation
       unit value.......................    $     12.03    $      11.05    $      10.00
                                            ===========    ============    ============
     Series III Variable accumulation
       unit value.......................    $     12.31    $      11.05    $      10.00
                                            ===========    ============    ============

Identified Cost of Investment...........    $51,549,464    $138,577,079    $153,913,641
                                            ===========    ============    ============




Not all Investment Divisions are available under all policies.


The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                     NYLIAC VARIABLE ANNUITY SEPARATE ACCOUNT-IV










        MAINSTAY VP     MAINSTAY VP                     MAINSTAY VP                      MAINSTAY VP      MAINSTAY VP
          COMMON       CONSERVATIVE     MAINSTAY VP      FLOATING       MAINSTAY VP        GROWTH           GROWTH
          STOCK--      ALLOCATION--    CONVERTIBLE--      RATE--       GOVERNMENT--     ALLOCATION--       EQUITY--
       SERVICE CLASS   SERVICE CLASS   SERVICE CLASS   SERVICE CLASS   SERVICE CLASS    SERVICE CLASS    SERVICE CLASS
      ----------------------------------------------------------------------------------------------------------------


        $22,454,593    $160,242,386    $132,486,360    $141,058,964     $94,843,091     $118,955,727      $12,900,486
                 --              --              --         514,054              --               --               --

                500         485,285          (2,793)         76,119           4,325           (1,873)             460



             47,720         318,071         261,897         304,888         208,661          262,774           25,301
        -----------    ------------    ------------    ------------     -----------     ------------      -----------
        $22,407,373    $160,409,600    $132,221,670    $141,344,249     $94,638,755     $118,691,080      $12,875,645
        ===========    ============    ============    ============     ===========     ============      ===========



        $20,426,035    $105,901,397    $ 86,954,190    $ 92,391,887     $69,232,531     $ 96,060,182      $10,687,162
        $   667,454    $ 14,388,502    $ 14,449,778    $ 16,164,820     $ 9,232,161     $  6,308,810      $   641,752
        $ 1,313,884    $ 40,119,701    $ 30,817,702    $ 32,787,542     $16,174,063     $ 16,322,088      $ 1,546,731
        -----------    ------------    ------------    ------------     -----------     ------------      -----------
        $22,407,373    $160,409,600    $132,221,670    $141,344,249     $94,638,755     $118,691,080      $12,875,645
        ===========    ============    ============    ============     ===========     ============      ===========
        $     14.05    $      12.69    $      17.30    $      12.20     $     13.66     $      11.27      $     13.26
        ===========    ============    ============    ============     ===========     ============      ===========
        $     12.22    $      11.96    $      13.54    $      11.28     $     10.77     $      12.67      $     12.69
        ===========    ============    ============    ============     ===========     ============      ===========
        $     12.50    $      11.88    $      13.54    $      11.26     $     10.68     $      12.67      $     12.69
        ===========    ============    ============    ============     ===========     ============      ===========

        $26,151,855    $148,826,193    $116,435,490    $136,000,389     $95,807,197     $117,669,694      $12,022,638
        ===========    ============    ============    ============     ===========     ============      ===========





The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

As of December 31, 2010







                                            MAINSTAY VP
                                            HIGH YIELD      MAINSTAY VP     MAINSTAY VP
                                             CORPORATE      ICAP SELECT       INCOME
                                              BOND--         EQUITY--        BUILDER--
                                           SERVICE CLASS   SERVICE CLASS   SERVICE CLASS
                                          ----------------------------------------------

ASSETS:
  Investment at net asset value.........   $434,622,738    $189,591,339     $17,221,014
  Dividends due and accrued.............             --              --              --
  Net receivable (payable) to New York
     Life Insurance and Annuity
     Corporation........................        834,403         (24,516)         (1,145)

LIABILITIES:
  Liability to New York Life Insurance
     and Annuity Corporation for:
     Mortality and expense risk
       charges..........................        878,309         395,282          32,019
                                           ------------    ------------     -----------
       Total net assets.................   $434,578,832    $189,171,541     $17,187,850
                                           ============    ============     ===========

TOTAL NET ASSETS REPRESENTED BY:
  Net Assets of Policyowners:
  Series I Policies.....................   $277,037,930    $146,718,140     $13,362,406
  Series II Policies....................   $ 50,388,056    $ 16,894,266     $ 1,470,045
  Series III Policies...................   $107,152,846    $ 25,559,135     $ 2,355,399
                                           ------------    ------------     -----------
       Total net assets.................   $434,578,832    $189,171,541     $17,187,850
                                           ============    ============     ===========
     Series I Variable accumulation unit
       value............................   $      17.14    $      15.00     $     14.48
                                           ============    ============     ===========
     Series II Variable accumulation
       unit value.......................   $      12.50    $      13.10     $     12.69
                                           ============    ============     ===========
     Series III Variable accumulation
       unit value.......................   $      12.43    $      13.17     $     12.63
                                           ============    ============     ===========

Identified Cost of Investment...........   $414,316,264    $177,507,091     $17,522,892
                                           ============    ============     ===========




Not all Investment Divisions are available under all policies.


The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                     NYLIAC VARIABLE ANNUITY SEPARATE ACCOUNT-IV















                                                                        MAINSTAY VP
        MAINSTAY VP     MAINSTAY VP     MAINSTAY VP     MAINSTAY VP      MODERATE        MAINSTAY VP      MAINSTAY VP
       INTERNATIONAL     LARGE CAP        MID CAP        MODERATE         GROWTH           S&P 500        U.S. SMALL
         EQUITY--        GROWTH--         CORE--       ALLOCATION--    ALLOCATION--        INDEX--           CAP--
       SERVICE CLASS   SERVICE CLASS   SERVICE CLASS   SERVICE CLASS   SERVICE CLASS    SERVICE CLASS    SERVICE CLASS
      ----------------------------------------------------------------------------------------------------------------


       $138,236,634     $85,031,891    $111,991,148    $240,071,921    $328,680,437      $71,938,289      $51,859,250
                 --              --              --              --              --               --               --

              8,262          50,310         (24,358)        145,675         613,275            8,825           20,363



            298,969         168,732         230,222         460,282         602,858          146,667          101,107
       ------------     -----------    ------------    ------------    ------------      -----------      -----------
       $137,945,927     $84,913,469    $111,736,568    $239,757,314    $328,690,854      $71,800,447      $51,778,506
       ============     ===========    ============    ============    ============      ===========      ===========



       $106,008,908     $56,630,686    $ 97,722,634    $142,875,782    $178,772,520      $62,916,201      $44,390,984
       $ 12,627,483     $ 9,861,789    $  5,951,116    $ 24,992,312    $ 42,103,088      $ 2,950,864      $ 2,603,968
       $ 19,309,536     $18,420,994    $  8,062,818    $ 71,889,220    $107,815,246      $ 5,933,382      $ 4,783,554
       ------------     -----------    ------------    ------------    ------------      -----------      -----------
       $137,945,927     $84,913,469    $111,736,568    $239,757,314    $328,690,854      $71,800,447      $51,778,506
       ============     ===========    ============    ============    ============      ===========      ===========
       $      18.19     $     13.65    $      17.60    $      12.28    $      11.82      $     13.97      $     18.01
       ============     ===========    ============    ============    ============      ===========      ===========
       $      11.43     $     13.50    $      14.26    $      12.33    $      12.50      $     12.89      $     14.20
       ============     ===========    ============    ============    ============      ===========      ===========
       $      11.57     $     13.37    $      13.97    $      12.18    $      12.87      $     12.81      $     14.03
       ============     ===========    ============    ============    ============      ===========      ===========

       $161,032,394     $72,286,674    $ 98,464,590    $226,620,474    $313,786,669      $71,743,806      $43,201,048
       ============     ===========    ============    ============    ============      ===========      ===========





The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

As of December 31, 2010


                                                                             COLUMBIA
                                                                             SMALL CAP
                                               ALGER          CALVERT       VALUE FUND,
                                             SMALL CAP        VP SRI         VARIABLE
                                             GROWTH--        BALANCED        SERIES--
                                          CLASS S SHARES     PORTFOLIO        CLASS B
                                          ----------------------------------------------

ASSETS:
  Investment at net asset value.........    $20,025,490     $12,808,331     $32,846,030
  Dividends due and accrued.............             --              --              --
  Net receivable (payable) to New York
     Life Insurance and Annuity
     Corporation........................           (561)         63,355           6,827

LIABILITIES:
  Liability to New York Life Insurance
     and Annuity Corporation for:
     Mortality and expense risk
       charges..........................         39,352          19,324          60,248
                                            -----------     -----------     -----------
       Total net assets.................    $19,985,577     $12,852,362     $32,792,609
                                            ===========     ===========     ===========

TOTAL NET ASSETS REPRESENTED BY:
  Net Assets of Policyowners:
  Series I Policies.....................    $19,985,577     $ 5,731,154     $25,430,723
  Series II Policies....................    $        --     $ 2,247,352     $ 3,317,770
  Series III Policies...................    $        --     $ 4,873,856     $ 4,044,116
                                            -----------     -----------     -----------
       Total net assets.................    $19,985,577     $12,852,362     $32,792,609
                                            ===========     ===========     ===========
     Series I Variable accumulation unit
       value............................    $     20.43     $     12.75     $     14.30
                                            ===========     ===========     ===========
     Series II Variable accumulation
       unit value.......................    $        --     $     12.27     $     13.91
                                            ===========     ===========     ===========
     Series III Variable accumulation
       unit value.......................    $        --     $     11.97     $     13.90
                                            ===========     ===========     ===========

Identified Cost of Investment...........    $17,264,989     $12,634,873     $30,117,791
                                            ===========     ===========     ===========




Not all Investment Divisions are available under all policies.


The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                     NYLIAC VARIABLE ANNUITY SEPARATE ACCOUNT-IV









                                                              FIDELITY(R)
        DREYFUS IP                         FIDELITY(R) VIP        VIP          JANUS ASPEN       JANUS ASPEN         MFS(R)
        TECHNOLOGY      FIDELITY(R) VIP        EQUITY-         MID CAP--        BALANCED          WORLDWIDE         INVESTORS
         GROWTH--       CONTRAFUND(R)--       INCOME--       SERVICE CLASS     PORTFOLIO--       PORTFOLIO--     TRUST SERIES--
      SERVICE SHARES    SERVICE CLASS 2    SERVICE CLASS 2         2         SERVICE SHARES    SERVICE SHARES     SERVICE CLASS
      --------------------------------------------------------------------------------------------------------------------------


        $42,373,342      $205,010,225        $53,608,313     $131,901,170      $93,168,968       $25,732,783       $4,441,852
                 --                --                 --               --               --                --               --

            219,938            50,961            (16,494)          42,676          133,710            (4,437)             (46)



             73,485           417,413            115,580          248,287          180,053            53,292            9,292
        -----------      ------------        -----------     ------------      -----------       -----------       ----------
        $42,519,795      $204,643,773        $53,476,239     $131,695,559      $93,122,625       $25,675,054       $4,432,514
        ===========      ============        ===========     ============      ===========       ===========       ==========



        $28,127,159      $164,103,628        $45,420,078     $ 92,609,123      $51,065,973       $17,987,790       $3,382,408
        $ 4,875,205      $ 17,114,380        $ 2,629,611     $ 13,911,254      $14,552,920       $ 2,309,607       $  239,039
        $ 9,517,431      $ 23,425,765        $ 5,426,550     $ 25,175,182      $27,503,732       $ 5,377,657       $  811,067
        -----------      ------------        -----------     ------------      -----------       -----------       ----------
        $42,519,795      $204,643,773        $53,476,239     $131,695,559      $93,122,625       $25,675,054       $4,432,514
        ===========      ============        ===========     ============      ===========       ===========       ==========
        $     16.52      $      17.66        $     13.23     $      23.99      $     17.22       $     13.36       $    14.64
        ===========      ============        ===========     ============      ===========       ===========       ==========
        $     15.52      $      13.37        $     12.84     $      14.57      $     11.79       $     13.12       $    11.68
        ===========      ============        ===========     ============      ===========       ===========       ==========
        $     15.26      $      13.42        $     12.70     $      14.65      $     11.72       $     12.66       $    12.36
        ===========      ============        ===========     ============      ===========       ===========       ==========

        $31,736,576      $220,622,114        $62,541,134     $118,116,032      $88,566,277       $24,533,343       $4,018,661
        ===========      ============        ===========     ============      ===========       ===========       ==========





The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

As of December 31, 2010


                                                                                 NEUBERGER
                                                                                  BERMAN
                                                                                    AMT
                                               MFS(R)            MFS(R)           MID-CAP
                                              RESEARCH          UTILITIES         GROWTH
                                              SERIES--          SERIES--        PORTFOLIO--
                                            SERVICE CLASS     SERVICE CLASS       CLASS S
                                          --------------------------------------------------

ASSETS:
  Investment at net asset value.........     $6,454,988       $244,277,575      $22,831,876
  Dividends due and accrued.............             --                 --               --
  Net receivable (payable) to New York
     Life Insurance and Annuity
     Corporation........................             66            (49,622)           9,612

LIABILITIES:
  Liability to New York Life Insurance
     and Annuity Corporation for:
     Mortality and expense risk
       charges..........................         13,028            519,159           43,630
                                             ----------       ------------      -----------
       Total net assets.................     $6,442,026       $243,708,794      $22,797,858
                                             ==========       ============      ===========

TOTAL NET ASSETS REPRESENTED BY:
  Net Assets of Policyowners:
  Series I Policies.....................     $5,418,155       $190,757,916      $18,924,852
  Series II Policies....................     $  293,269       $ 17,072,114      $ 1,825,123
  Series III Policies...................     $  730,602       $ 35,878,764      $ 2,047,883
                                             ----------       ------------      -----------
       Total net assets.................     $6,442,026       $243,708,794      $22,797,858
                                             ==========       ============      ===========
     Series I Variable accumulation unit
       value............................     $    15.76       $      24.01      $     17.95
                                             ==========       ============      ===========
     Series II Variable accumulation
       unit value.......................     $    12.87       $      12.82      $     14.49
                                             ==========       ============      ===========
     Series III Variable accumulation
       unit value.......................     $    12.91       $      12.87      $     14.65
                                             ==========       ============      ===========

Identified Cost of Investment...........     $5,725,329       $256,938,977      $20,698,057
                                             ==========       ============      ===========




Not all Investment Divisions are available under all policies.


The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                     NYLIAC VARIABLE ANNUITY SEPARATE ACCOUNT-IV









           PIMCO                                                               UIF
           REAL            ROYCE            ROYCE                           EMERGING                             VICTORY
          RETURN         MICRO-CAP        SMALL-CAP      T. ROWE PRICE       MARKETS           VAN ECK             VIF
        PORTFOLIO--     PORTFOLIO--      PORTFOLIO--        EQUITY           EQUITY          VIP GLOBAL        DIVERSIFIED
          ADVISOR       INVESTMENT       INVESTMENT         INCOME         PORTFOLIO--          HARD             STOCK--
           CLASS           CLASS            CLASS        PORTFOLIO--II      CLASS II           ASSETS        CLASS A SHARES
      ----------------------------------------------------------------------------------------------------------------------


        $37,938,947     $93,709,165      $65,357,465      $84,096,014     $161,199,143      $284,354,508       $11,568,246
             31,858              --               --               --               --                --                --

            281,527          72,025           30,903           (7,277)           7,391            22,292            (2,148)



             30,760         179,183          133,054          173,679          332,551           544,890            24,550
        -----------     -----------      -----------      -----------     ------------      ------------       -----------
        $38,221,572     $93,602,007      $65,255,314      $83,915,058     $160,873,983      $283,831,910       $11,541,548
        ===========     ===========      ===========      ===========     ============      ============       ===========



        $14,324,694     $64,178,297      $46,316,440      $69,212,853     $119,936,254      $215,346,789       $ 9,577,887
        $ 9,046,832     $ 9,533,785      $ 7,262,358      $ 7,087,720     $ 12,946,829      $ 22,287,027       $   810,639
        $14,850,046     $19,889,925      $11,676,516      $ 7,614,485     $ 27,990,900      $ 46,198,094       $ 1,153,022
        -----------     -----------      -----------      -----------     ------------      ------------       -----------
        $38,221,572     $93,602,007      $65,255,314      $83,915,058     $160,873,983      $283,831,910       $11,541,548
        ===========     ===========      ===========      ===========     ============      ============       ===========
        $     10.40     $     17.98      $     15.14      $     14.95     $      32.66      $      42.46       $     13.46
        ===========     ===========      ===========      ===========     ============      ============       ===========
        $     10.40     $     15.39      $     13.57      $     12.54     $      14.22      $      15.75       $     11.82
        ===========     ===========      ===========      ===========     ============      ============       ===========
        $     10.40     $     15.64      $     13.57      $     13.09     $      13.78      $      15.04       $     12.38
        ===========     ===========      ===========      ===========     ============      ============       ===========

        $38,366,213     $79,297,681      $56,744,022      $89,974,456     $156,445,411      $232,530,939       $10,898,349
        ===========     ===========      ===========      ===========     ============      ============       ===========





The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

STATEMENT OF OPERATIONS
For the year ended December 31, 2010






                                            MAINSTAY VP     MAINSTAY VP     MAINSTAY VP
                                            BALANCED--        BOND--           CASH
                                           SERVICE CLASS   SERVICE CLASS    MANAGEMENT
                                          ----------------------------------------------


INVESTMENT INCOME (LOSS):
  Dividend income.......................    $   562,496    $  3,957,501    $     29,160
  Mortality and expense risk charges....       (767,032)     (2,058,898)     (2,910,954)
                                            -----------    ------------    ------------
       Net investment income (loss).....       (204,536)      1,898,603      (2,881,794)
                                            -----------    ------------    ------------

REALIZED AND UNREALIZED GAIN (LOSS):
  Proceeds from sale of investments.....      4,212,957      11,145,940      76,699,478
  Cost of investments sold..............     (4,478,107)    (10,300,628)    (76,700,747)
                                            -----------    ------------    ------------
       Net realized gain (loss) on
          investments...................       (265,150)        845,312          (1,269)
  Realized gain distribution received...             --       1,730,959              --
  Change in unrealized appreciation
     (depreciation) on  investments.....      5,258,325         817,508         (16,186)
                                            -----------    ------------    ------------
       Net gain (loss) on investments...      4,993,175       3,393,779         (17,455)
                                            -----------    ------------    ------------
          Net increase (decrease) in net
            assets resulting
            from operations.............    $ 4,788,639    $  5,292,382    $ (2,899,249)
                                            ===========    ============    ============









                                            MAINSTAY VP
                                            HIGH YIELD      MAINSTAY VP     MAINSTAY VP
                                             CORPORATE      ICAP SELECT       INCOME
                                              BOND--         EQUITY--        BUILDER--
                                           SERVICE CLASS   SERVICE CLASS   SERVICE CLASS
                                          ----------------------------------------------


INVESTMENT INCOME (LOSS):
  Dividend income.......................   $ 22,118,159    $  1,201,274     $   420,402
  Mortality and expense risk charges....     (6,258,850)     (2,917,119)       (239,044)
                                           ------------    ------------     -----------
       Net investment income (loss).....     15,859,309      (1,715,845)        181,358
                                           ------------    ------------     -----------

REALIZED AND UNREALIZED GAIN (LOSS):
  Proceeds from sale of investments.....     31,267,366      11,334,044       1,096,385
  Cost of investments sold..............    (32,834,782)    (15,153,367)     (1,368,844)
                                           ------------    ------------     -----------
       Net realized gain (loss) on
          investments...................     (1,567,416)     (3,819,323)       (272,459)
  Realized gain distribution received...             --              --              --
  Change in unrealized appreciation
     (depreciation) on investments......     20,324,492      29,892,707       1,780,508
                                           ------------    ------------     -----------
       Net gain (loss) on investments...     18,757,076      26,073,384       1,508,049
                                           ------------    ------------     -----------
          Net increase (decrease) in net
            assets resulting
            from operations.............   $ 34,616,385    $ 24,357,539     $ 1,689,407
                                           ============    ============     ===========





The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                     NYLIAC VARIABLE ANNUITY SEPARATE ACCOUNT-IV









        MAINSTAY VP     MAINSTAY VP                                                       MAINSTAY VP     MAINSTAY VP
          COMMON       CONSERVATIVE     MAINSTAY VP      MAINSTAY VP      MAINSTAY VP       GROWTH          GROWTH
          STOCK--      ALLOCATION--    CONVERTIBLE--   FLOATING RATE--   GOVERNMENT--    ALLOCATION--      EQUITY--
       SERVICE CLASS   SERVICE CLASS   SERVICE CLASS    SERVICE CLASS    SERVICE CLASS   SERVICE CLASS   SERVICE CLASS
      ----------------------------------------------------------------------------------------------------------------


        $   292,227    $  3,279,851     $ 3,095,353     $  4,456,913     $  2,773,556    $  1,045,892     $    36,692
           (369,481)     (2,284,846)     (1,877,003)      (2,173,655)      (1,491,557)     (1,979,929)       (190,297)
        -----------    ------------     -----------     ------------     ------------    ------------     -----------
            (77,254)        995,005       1,218,350        2,283,258        1,281,999        (934,037)       (153,605)
        -----------    ------------     -----------     ------------     ------------    ------------     -----------


          2,355,096      11,639,071       7,711,066       12,003,085       21,863,911      10,645,971       1,522,376
         (3,505,743)    (12,060,804)     (7,943,613)     (12,665,851)     (21,023,917)    (12,962,359)     (1,580,003)
        -----------    ------------     -----------     ------------     ------------    ------------     -----------
         (1,150,647)       (421,733)       (232,547)        (662,766)         839,994      (2,316,388)        (57,627)
                 --              --              --               --        1,428,513              --              --

          3,335,784      11,775,237      15,318,458        5,087,866       (1,342,662)     16,519,794       1,416,099
        -----------    ------------     -----------     ------------     ------------    ------------     -----------
          2,185,137      11,353,504      15,085,911        4,425,100          925,845      14,203,406       1,358,472
        -----------    ------------     -----------     ------------     ------------    ------------     -----------

        $ 2,107,883    $ 12,348,509     $16,304,261     $  6,708,358     $  2,207,844    $ 13,269,369     $ 1,204,867
        ===========    ============     ===========     ============     ============    ============     ===========









                                                                           MAINSTAY VP
         MAINSTAY VP      MAINSTAY VP     MAINSTAY VP     MAINSTAY VP       MODERATE         MAINSTAY VP      MAINSTAY VP
        INTERNATIONAL      LARGE CAP        MID CAP        MODERATE          GROWTH            S&P 500        U.S. SMALL
          EQUITY--         GROWTH--         CORE--       ALLOCATION--     ALLOCATION--         INDEX--           CAP--
        SERVICE CLASS    SERVICE CLASS   SERVICE CLASS   SERVICE CLASS    SERVICE CLASS     SERVICE CLASS    SERVICE CLASS
      --------------------------------------------------------------------------------------------------------------------


         $ 3,932,190      $        --    $    254,098    $  4,054,545     $  3,673,012       $ 1,045,412      $        --
          (2,182,883)      (1,201,581)     (1,773,752)     (3,252,278)      (4,229,293)       (1,131,268)        (776,763)
         -----------      -----------    ------------    ------------     ------------       -----------      -----------
           1,749,307       (1,201,581)     (1,519,654)        802,267         (556,281)          (85,856)        (776,763)
         -----------      -----------    ------------    ------------     ------------       -----------      -----------


           7,246,195        4,542,975      11,997,721      12,880,349       13,478,383         6,585,714        5,431,996
          (8,849,953)      (4,182,707)    (16,941,661)    (13,687,716)     (14,859,048)       (6,837,396)      (9,361,108)
         -----------      -----------    ------------    ------------     ------------       -----------      -----------
          (1,603,758)         360,268      (4,943,940)       (807,367)      (1,380,665)         (251,682)      (3,929,112)
                  --               --              --              --               --                --               --

           4,432,334       11,155,071      25,623,925      20,703,929       33,686,121         8,093,326       13,934,715
         -----------      -----------    ------------    ------------     ------------       -----------      -----------
           2,828,576       11,515,339      20,679,985      19,896,562       32,305,456         7,841,644       10,005,603
         -----------      -----------    ------------    ------------     ------------       -----------      -----------

         $ 4,577,883      $10,313,758    $ 19,160,331    $ 20,698,829     $ 31,749,175       $ 7,755,788      $ 9,228,840
         ===========      ===========    ============    ============     ============       ===========      ===========







The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

For the year ended December 31, 2010





                                                                              COLUMBIA
                                                                              SMALL CAP
                                               ALGER          CALVERT        VALUE FUND,
                                             SMALL CAP        VP SRI          VARIABLE
                                             GROWTH--        BALANCED         SERIES--
                                          CLASS S SHARES     PORTFOLIO         CLASS B
                                          ------------------------------------------------

INVESTMENT INCOME (LOSS):
  Dividend income.......................    $        --      $ 174,498       $   264,031
  Mortality and expense risk charges....       (317,938)      (135,488)         (455,070)
                                            -----------      ---------       -----------
       Net investment income (loss).....       (317,938)        39,010          (191,039)
                                            -----------      ---------       -----------

REALIZED AND UNREALIZED GAIN (LOSS):
  Proceeds from sale of investments.....      2,725,596        587,080         2,920,714
  Cost of investments sold..............     (2,559,129)      (707,114)       (3,776,031)
                                            -----------      ---------       -----------
       Net realized gain (loss) on
          investments...................        166,467       (120,034)         (855,317)
  Realized gain distribution received...             --             --                --
  Change in unrealized appreciation
     (depreciation) on
     investments........................      3,992,226        997,336         6,782,310
                                            -----------      ---------       -----------
       Net gain (loss) on investments...      4,158,693        877,302         5,926,993
                                            -----------      ---------       -----------
          Net increase (decrease) in net
            assets resulting
            from operations.............    $ 3,840,755      $ 916,312       $ 5,735,954
                                            ===========      =========       ===========






                                                                             NEUBERGER
                                                                              BERMAN
                                                                                AMT
                                              MFS(R)          MFS(R)          MID-CAP
                                             RESEARCH        UTILITIES        GROWTH
                                             SERIES--        SERIES--       PORTFOLIO--
                                           SERVICE CLASS   SERVICE CLASS      CLASS S
                                          ----------------------------------------------

INVESTMENT INCOME (LOSS):
  Dividend income.......................     $  38,570     $  6,168,072     $        --
  Mortality and expense risk charges....       (98,283)      (3,837,908)       (337,145)
                                             ---------     ------------     -----------
       Net investment income (loss).....       (59,713)       2,330,164        (337,145)
                                             ---------     ------------     -----------

REALIZED AND UNREALIZED GAIN (LOSS):
  Proceeds from sale of investments.....       687,515       19,362,814       2,372,185
  Cost of investments sold..............      (670,482)     (20,888,751)     (2,655,397)
                                             ---------     ------------     -----------
       Net realized gain (loss) on
          investments...................        17,033       (1,525,937)       (283,212)
  Realized gain distribution received...            --               --              --
  Change in unrealized appreciation
     (depreciation) on
     investments........................       811,137       23,977,279       5,059,825
                                             ---------     ------------     -----------
       Net gain (loss) on investments...       828,170       22,451,342       4,776,613
                                             ---------     ------------     -----------
          Net increase (decrease) in net
            assets resulting
            from operations.............     $ 768,457     $ 24,781,506     $ 4,439,468
                                             =========     ============     ===========



(a) For the period May 1, 2010 (Commencement of Operations) through December 31, 2010.


The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                     NYLIAC VARIABLE ANNUITY SEPARATE ACCOUNT-IV











        DREYFUS IP                       FIDELITY(R) VIP                       JANUS ASPEN       JANUS ASPEN        MFS(R)
        TECHNOLOGY     FIDELITY(R) VIP       EQUITY-       FIDELITY(R) VIP      BALANCED          WORLDWIDE        INVESTORS
         GROWTH--      CONTRAFUND(R)--      INCOME--          MID CAP--        PORTFOLIO--       PORTFOLIO--    TRUST SERIES--
      SERVICE SHARES   SERVICE CLASS 2   SERVICE CLASS 2   SERVICE CLASS 2   SERVICE SHARES    SERVICE SHARES    SERVICE CLASS
      ------------------------------------------------------------------------------------------------------------------------


        $        --     $  1,882,292       $   798,355       $   141,716       $ 1,957,674       $   105,084       $  36,631
           (523,175)      (3,113,740)         (876,377)       (1,810,720)       (1,242,424)         (380,483)        (69,342)
        -----------     ------------       -----------       -----------       -----------       -----------       ---------
           (523,175)      (1,231,448)          (78,022)       (1,669,004)          715,250          (275,399)        (32,711)
        -----------     ------------       -----------       -----------       -----------       -----------       ---------


          3,661,178       16,153,211         5,184,450         5,072,848         6,552,649         2,440,437         661,901

         (3,180,243)     (23,591,660)       (7,278,956)       (5,456,380)       (6,097,821)       (2,751,878)       (785,508)
        -----------     ------------       -----------       -----------       -----------       -----------       ---------
            480,935       (7,438,449)       (2,094,506)         (383,532)          454,828          (311,441)       (123,607)
                 --           86,140                --           326,730                --                --              --

          8,104,051       34,563,747         8,184,313        26,310,586         3,645,371         3,463,739         544,827
        -----------     ------------       -----------       -----------       -----------       -----------       ---------
          8,584,986       27,211,438         6,089,807        26,253,784         4,100,199         3,152,298         421,220
        -----------     ------------       -----------       -----------       -----------       -----------       ---------

        $ 8,061,811     $ 25,979,990       $ 6,011,785       $24,584,780       $ 4,815,449       $ 2,876,899       $ 388,509
        ===========     ============       ===========       ===========       ===========       ===========       =========






           PIMCO                                                            UIF
           REAL            ROYCE           ROYCE                         EMERGING                         VICTORY
          RETURN         MICRO-CAP       SMALL-CAP     T. ROWE PRICE      MARKETS         VAN ECK           VIF
        PORTFOLIO--     PORTFOLIO--     PORTFOLIO--       EQUITY          EQUITY        VIP GLOBAL      DIVERSIFIED
          ADVISOR       INVESTMENT      INVESTMENT        INCOME        PORTFOLIO--        HARD           STOCK--
         CLASS(A)          CLASS           CLASS       PORTFOLIO--II     CLASS II         ASSETS      CLASS A SHARES
      --------------------------------------------------------------------------------------------------------------


        $   120,142    $  1,506,022     $    70,043     $ 1,211,723    $    777,121    $    716,098     $    78,090
           (208,288)     (1,282,735)       (949,071)     (1,308,130)     (2,429,250)     (3,992,969)       (183,464)
        -----------    ------------     -----------     -----------    ------------    ------------     -----------
            (88,146)        223,287        (879,028)        (96,407)     (1,652,129)     (3,276,871)       (105,374)
        -----------    ------------     -----------     -----------    ------------    ------------     -----------


          1,141,218       7,958,182       3,755,928       5,736,508      15,165,217      28,006,758       2,608,600
         (1,113,181)    (10,860,390)     (4,081,298)     (7,038,364)    (20,859,737)    (28,847,151)     (3,699,009)
        -----------    ------------     -----------     -----------    ------------    ------------     -----------
             28,037      (2,902,208)       (325,370)     (1,301,856)     (5,694,520)       (840,393)     (1,090,409)
            292,953              --              --              --              --              --              --

           (427,267)     21,544,719      10,587,831      10,556,533      29,376,132      62,850,444       2,312,865
        -----------    ------------     -----------     -----------    ------------    ------------     -----------
           (106,277)     18,642,511      10,262,461       9,254,677      23,681,612      62,010,051       1,222,456
        -----------    ------------     -----------     -----------    ------------    ------------     -----------

        $  (194,423)   $ 18,865,798     $ 9,383,433     $ 9,158,270    $ 22,029,483    $ 58,733,180     $ 1,117,082
        ===========    ============     ===========     ===========    ============    ============     ===========





The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

STATEMENT OF CHANGES IN NET ASSETS
For the years ended December 31, 2010
and December 31, 2009





                                                                       MAINSTAY VP                   MAINSTAY VP
                                                                       BALANCED--                       BOND--
                                                                      SERVICE CLASS                 SERVICE CLASS
                                                               --------------------------    ---------------------------
                                                                   2010           2009           2010            2009
                                                               ---------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS:
  Operations:
     Net investment income (loss)...........................   $  (204,536)   $   264,329    $  1,898,603    $ 1,767,711
     Net realized gain (loss) on investments................      (265,150)    (1,163,705)        845,312        218,069
     Realized gain distribution received....................            --             --       1,730,959        268,898
     Change in unrealized appreciation (depreciation) on
       investments..........................................     5,258,325      6,819,143         817,508      1,083,251
                                                               -----------    -----------    ------------    -----------
       Net increase (decrease) in net assets resulting from
          operations........................................     4,788,639      5,919,767       5,292,382      3,337,929
                                                               -----------    -----------    ------------    -----------
  Contributions and (Withdrawals):
     Payments received from policyowners....................     8,207,154      1,797,429      20,994,193     10,366,048
     Policyowners' surrenders...............................    (2,396,385)    (1,483,205)     (6,771,206)    (3,985,354)
     Policyowners' annuity and death benefits...............      (138,580)      (141,072)       (624,751)      (671,983)
     Net transfers from (to) Fixed Account..................     6,767,423      1,216,028      24,687,388      9,292,523
     Transfers between Investment Divisions.................      (841,506)    (1,542,824)     15,443,390      5,086,944
                                                               -----------    -----------    ------------    -----------
       Net contributions and (withdrawals)..................    11,598,106       (153,644)     53,729,014     20,088,178
                                                               -----------    -----------    ------------    -----------
          Increase (decrease) in net assets.................    16,386,745      5,766,123      59,021,396     23,426,107
NET ASSETS:
     Beginning of period....................................    36,237,019     30,470,896      81,264,892     57,838,785
                                                               -----------    -----------    ------------    -----------
     End of period..........................................   $52,623,764    $36,237,019    $140,286,288    $81,264,892
                                                               ===========    ===========    ============    ===========








                                                                       MAINSTAY VP                    MAINSTAY VP
                                                                     FLOATING RATE--                  GOVERNMENT--
                                                                      SERVICE CLASS                  SERVICE CLASS
                                                               ---------------------------    ---------------------------
                                                                   2010            2009           2010           2009
                                                               ----------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS:
  Operations:
     Net investment income (loss)...........................   $  2,283,258    $   873,536    $ 1,281,999    $    919,441
     Net realized gain (loss) on investments................       (662,766)      (850,442)       839,994       1,342,335
     Realized gain distribution received....................             --             --      1,428,513          71,180
     Change in unrealized appreciation (depreciation) on
       investments..........................................      5,087,866     15,214,110     (1,342,662)     (2,956,692)
                                                               ------------    -----------    -----------    ------------
       Net increase (decrease) in net assets resulting from
          operations........................................      6,708,358     15,237,204      2,207,844        (623,736)
                                                               ------------    -----------    -----------    ------------
  Contributions and (Withdrawals):
     Payments received from policyowners....................     21,617,847     13,470,140     12,183,645       9,136,484
     Policyowners' surrenders...............................     (7,423,042)    (5,459,393)    (6,541,145)     (6,835,181)
     Policyowners' annuity and death benefits...............       (262,387)      (415,174)      (302,992)       (686,208)
     Net transfers from (to) Fixed Account..................     23,824,105      8,670,704     10,686,481      10,578,086
     Transfers between Investment Divisions.................      3,360,946     21,860,555      3,881,978     (14,712,394)
                                                               ------------    -----------    -----------    ------------
       Net contributions and (withdrawals)..................     41,117,469     38,126,832     19,907,967      (2,519,213)
                                                               ------------    -----------    -----------    ------------
          Increase (decrease) in net assets.................     47,825,827     53,364,036     22,115,811      (3,142,949)
NET ASSETS:
     Beginning of period....................................     93,518,422     40,154,386     72,522,944      75,665,893
                                                               ------------    -----------    -----------    ------------
     End of period..........................................   $141,344,249    $93,518,422    $94,638,755    $ 72,522,944
                                                               ============    ===========    ===========    ============





The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                     NYLIAC VARIABLE ANNUITY SEPARATE ACCOUNT-IV










                                                                          MAINSTAY VP
              MAINSTAY VP                   MAINSTAY VP                   CONSERVATIVE                  MAINSTAY VP
                  CASH                     COMMON STOCK--                 ALLOCATION--                 CONVERTIBLE--
               MANAGEMENT                  SERVICE CLASS                 SERVICE CLASS                 SERVICE CLASS
     ----------------------------- ----------------------------- ----------------------------- -----------------------------
          2010           2009           2010           2009           2010           2009           2010           2009
     -----------------------------------------------------------------------------------------------------------------------




      $ (2,881,794)  $ (3,609,200)   $   (77,254)   $   (53,078)  $    995,005    $   836,322   $  1,218,350    $    76,162
            (1,269)         4,522     (1,150,647)      (803,685)      (421,733)    (1,611,843)      (232,547)      (487,364)
                --             --             --             --             --      1,489,989             --             --

           (16,186)        (2,867)     3,335,784      4,126,822     11,775,237     13,223,929     15,318,458     19,425,214
      ------------   ------------    -----------    -----------   ------------    -----------   ------------    -----------


        (2,899,249)    (3,607,545)     2,107,883      3,270,059     12,348,509     13,938,397     16,304,261     19,014,012
      ------------   ------------    -----------    -----------   ------------    -----------   ------------    -----------


        39,024,002     39,115,696        858,448      1,578,537     19,239,293      9,988,908     15,917,842     10,344,476
       (22,203,042)   (26,093,492)      (975,493)      (709,990)    (6,634,622)    (5,789,109)    (5,224,827)    (2,602,362)
          (361,082)    (1,102,891)       (30,712)       (28,773)      (127,241)      (483,043)      (550,283)      (293,395)
        19,112,708     18,645,934      1,115,989      1,664,895     27,959,697     10,628,131     20,182,262      7,568,067
       (30,844,101)   (51,893,514)      (888,639)      (425,558)     8,905,558      3,834,758      5,250,175     12,574,864
      ------------   ------------    -----------    -----------   ------------    -----------   ------------    -----------
         4,728,485    (21,328,267)        79,593      2,079,111     49,342,685     18,179,645     35,575,169     27,591,650
      ------------   ------------    -----------    -----------   ------------    -----------   ------------    -----------
         1,829,236    (24,935,812)     2,187,476      5,349,170     61,691,194     32,118,042     51,879,430     46,605,662


       152,601,629    177,537,441     20,219,897     14,870,727     98,718,406     66,600,364     80,342,240     33,736,578
      ------------   ------------    -----------    -----------   ------------    -----------   ------------    -----------
      $154,430,865   $152,601,629    $22,407,373    $20,219,897   $160,409,600    $98,718,406   $132,221,670    $80,342,240
      ============   ============    ===========    ===========   ============    ===========   ============    ===========








              MAINSTAY VP                                                 MAINSTAY VP                   MAINSTAY VP
                 GROWTH                     MAINSTAY VP                    HIGH YIELD                   ICAP SELECT
              ALLOCATION--                GROWTH EQUITY--               CORPORATE BOND--                  EQUITY--
             SERVICE CLASS                 SERVICE CLASS                 SERVICE CLASS                 SERVICE CLASS
     ----------------------------- ----------------------------- ----------------------------- -----------------------------
          2010           2009           2010           2009           2010           2009           2010           2009
     -----------------------------------------------------------------------------------------------------------------------



      $   (934,037)   $   (86,244)   $  (153,605)   $  (155,624)  $ 15,859,309   $ 12,727,335   $ (1,715,845)  $ (1,162,684)
        (2,316,388)    (1,781,159)       (57,627)      (746,339)    (1,567,416)      (927,509)    (3,819,323)    (2,407,618)
                --      1,535,479             --             --             --             --             --             --


        16,519,794     18,675,781      1,416,099      3,238,594     20,324,492     49,189,567     29,892,707     22,972,979
      ------------    -----------    -----------    -----------   ------------   ------------   ------------   ------------



        13,269,369     18,343,857      1,204,867      2,336,631     34,616,385     60,989,393     24,357,539     19,402,677
      ------------    -----------    -----------    -----------   ------------   ------------   ------------   ------------

         9,483,790      9,778,082      1,204,360        897,174     72,388,991     46,878,124     13,775,493     11,030,691
        (5,665,362)    (3,659,825)      (656,026)      (556,219)   (20,236,673)   (12,199,260)    (7,578,367)    (4,434,037)
          (157,939)       (36,578)            --        (35,748)    (2,254,697)      (924,937)      (854,194)      (469,289)
        11,499,710      8,044,772      1,220,960        427,145     64,604,665     24,902,616     22,733,572     10,045,727
        (3,784,266)    (3,809,432)      (322,868)    (1,185,130)     7,593,189     44,919,006     (2,130,414)    35,587,532
      ------------    -----------    -----------    -----------   ------------   ------------   ------------   ------------
        11,375,933     10,317,019      1,446,426       (452,778)   122,095,475    103,575,549     25,946,090     51,760,624
      ------------    -----------    -----------    -----------   ------------   ------------   ------------   ------------
        24,645,302     28,660,876      2,651,293      1,883,853    156,711,860    164,564,942     50,303,629     71,163,301


        94,045,778     65,384,902     10,224,352      8,340,499    277,866,972    113,302,030    138,867,912     67,704,611
      ------------    -----------    -----------    -----------   ------------   ------------   ------------   ------------
      $118,691,080    $94,045,778    $12,875,645    $10,224,352   $434,578,832   $277,866,972   $189,171,541   $138,867,912
      ============    ===========    ===========    ===========   ============   ============   ============   ============





The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

For the years ended December 31, 2010
and December 31, 2009


                                                                                                              MAINSTAY VP
                                                                          MAINSTAY VP                        INTERNATIONAL
                                                                       INCOME BUILDER--                        EQUITY--
                                                                         SERVICE CLASS                       SERVICE CLASS
                                                               --------------------------------    --------------------------------
                                                                    2010              2009              2010              2009
                                                               --------------------------------------------------------------------



INCREASE (DECREASE) IN NET ASSETS:
  Operations:
     Net investment income (loss)...........................     $   181,358       $   127,801      $  1,749,307      $  4,464,285
     Net realized gain (loss) on investments................        (272,459)         (614,866)       (1,603,758)       (2,070,411)
     Realized gain distribution received....................              --                --                --                --
     Change in unrealized appreciation (depreciation) on
       investments..........................................       1,780,508         2,209,011         4,432,334        11,752,828
                                                                 -----------       -----------      ------------      ------------
       Net increase (decrease) in net assets resulting from
          operations........................................       1,689,407         1,721,946         4,577,883        14,146,702
                                                                 -----------       -----------      ------------      ------------
  Contributions and (Withdrawals):
     Payments received from policyowners....................       1,574,457         1,220,995        12,499,618         9,188,901
     Policyowners' surrenders...............................        (725,278)         (797,302)       (6,238,662)       (4,103,857)
     Policyowners' annuity and death benefits...............         (12,424)          (48,502)         (339,497)         (219,181)
     Net transfers from (to) Fixed Account..................       2,172,519           655,472        17,274,693         8,044,781
     Transfers between Investment Divisions.................       1,734,861           (60,593)        2,338,030        (4,709,774)
                                                                 -----------       -----------      ------------      ------------
       Net contributions and (withdrawals)..................       4,744,135           970,070        25,534,182         8,200,870
                                                                 -----------       -----------      ------------      ------------
          Increase (decrease) in net assets.................       6,433,542         2,692,016        30,112,065        22,347,572

NET ASSETS:
     Beginning of period....................................      10,754,308         8,062,292       107,833,862        85,486,290
                                                                 -----------       -----------      ------------      ------------
     End of period..........................................     $17,187,850       $10,754,308      $137,945,927      $107,833,862
                                                                 ===========       ===========      ============      ============







                                                                                                              MAINSTAY VP
                                                                          MAINSTAY VP                          MODERATE
                                                                           MODERATE                             GROWTH
                                                                         ALLOCATION--                        ALLOCATION--
                                                                         SERVICE CLASS                       SERVICE CLASS
                                                               --------------------------------    --------------------------------
                                                                    2010              2009              2010              2009
                                                               --------------------------------------------------------------------

INCREASE (DECREASE) IN NET ASSETS:
  Operations:
     Net investment income (loss)...........................    $    802,267      $    700,963      $   (556,281)     $    801,194
     Net realized gain (loss) on investments................        (807,367)       (1,312,709)       (1,380,665)       (1,653,531)
     Realized gain distribution received....................              --         2,449,369                --         3,182,754
     Change in unrealized appreciation (depreciation) on
       investments..........................................      20,703,929        20,302,185        33,686,121        30,558,877
                                                                ------------      ------------      ------------      ------------
       Net increase (decrease) in net assets resulting from
          operations........................................      20,698,829        22,139,808        31,749,175        32,889,294
                                                                ------------      ------------      ------------      ------------
  Contributions and (Withdrawals):
     Payments received from policyowners....................      47,204,316        19,031,503        76,812,805        22,195,609
     Policyowners' surrenders...............................      (9,137,010)       (7,304,665)      (10,624,362)       (6,382,221)
     Policyowners' annuity and death benefits...............        (923,403)         (760,044)         (763,331)         (367,859)
     Net transfers from (to) Fixed Account..................      41,225,599        14,172,039        60,370,542        16,493,160
     Transfers between Investment Divisions.................       1,444,376        (1,478,864)       (5,002,248)       (6,519,730)
                                                                ------------      ------------      ------------      ------------
       Net contributions and (withdrawals)..................      79,813,878        23,659,969       120,793,406        25,418,959
                                                                ------------      ------------      ------------      ------------
          Increase (decrease) in net assets.................     100,512,707        45,799,777       152,542,581        58,308,253

NET ASSETS:
     Beginning of period....................................     139,244,607        93,444,830       176,148,273       117,840,020
                                                                ------------      ------------      ------------      ------------
     End of period..........................................    $239,757,314      $139,244,607      $328,690,854      $176,148,273
                                                                ============      ============      ============      ============





The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                     NYLIAC VARIABLE ANNUITY SEPARATE ACCOUNT-IV










              MAINSTAY VP
               LARGE CAP                    MAINSTAY VP                   MAINSTAY VP                   MAINSTAY VP
                GROWTH--                   MID CAP CORE--               MID CAP GROWTH--              MID CAP VALUE--
             SERVICE CLASS                 SERVICE CLASS                 SERVICE CLASS                 SERVICE CLASS
     ----------------------------- ----------------------------- ----------------------------- -----------------------------
          2010           2009           2010           2009           2010           2009           2010           2009
     -----------------------------------------------------------------------------------------------------------------------





       $(1,201,581)   $  (802,811)  $ (1,519,654)   $(1,636,741)       $--       $    115,656        $--       $  1,281,899
           360,268       (341,263)    (4,943,940)    (2,913,239)        --        (16,501,662)        --        (18,394,795)
                --             --             --             --         --            730,383         --                 --



        11,155,071     12,888,739     25,623,925     16,551,013         --         25,369,982         --         23,632,080
       -----------    -----------   ------------    -----------        ---       ------------        ---       ------------


        10,313,758     11,744,665     19,160,331     12,001,033         --          9,714,359         --          6,519,184
       -----------    -----------   ------------    -----------        ---       ------------        ---       ------------

        10,656,163      7,427,110      6,332,180      3,705,153         --          1,624,047         --          1,547,133
        (3,224,086)    (1,601,683)    (5,659,182)    (1,838,711)        --         (1,702,164)        --         (1,575,564)
           (84,118)       (33,370)      (533,460)      (110,563)        --            (90,494)        --           (111,736)
        13,769,088      5,133,874      5,963,607      3,020,732         --          2,105,708         --          1,526,925
         1,984,840      2,237,537     (3,735,450)    41,928,745         --        (44,436,165)        --        (38,611,102)
       -----------    -----------   ------------    -----------        ---       ------------        ---       ------------
        23,101,887     13,163,468      2,367,695     46,705,356         --        (42,499,068)        --        (37,224,344)
       -----------    -----------   ------------    -----------        ---       ------------        ---       ------------
        33,415,645     24,908,133     21,528,026     58,706,389         --        (32,784,709)        --        (30,705,160)

        51,497,824     26,589,691     90,208,542     31,502,153         --         32,784,709         --         30,705,160
       -----------    -----------   ------------    -----------        ---       ------------        ---       ------------
       $84,913,469    $51,497,824   $111,736,568    $90,208,542        $--       $         --        $--       $         --
       ===========    ===========   ============    ===========        ===       ============        ===       ============








                                            MAINSTAY VP                                                    ALGER
              MAINSTAY VP                    SMALL CAP                    MAINSTAY VP                    SMALL CAP
            S&P 500 INDEX--                   GROWTH--                  U.S. SMALL CAP--                  GROWTH--
             SERVICE CLASS                 SERVICE CLASS                 SERVICE CLASS                 CLASS S SHARES
     ----------------------------- ----------------------------- ----------------------------- -----------------------------
          2010           2009           2010           2009           2010           2009           2010           2009
     -----------------------------------------------------------------------------------------------------------------------



       $   (85,856)   $   234,389        $--       $     39,167    $  (776,763)   $  (713,719)   $  (317,938)   $  (326,366)
          (251,682)      (995,581)        --         (9,545,595)    (3,929,112)    (1,292,002)       166,467       (463,268)
                --             --         --                 --             --             --             --             --



         8,093,326     11,780,279         --         12,114,172     13,934,715      8,060,256      3,992,226      6,309,682
       -----------    -----------        ---       ------------    -----------    -----------    -----------    -----------


         7,755,788     11,019,087         --          2,607,744      9,228,840      6,054,535      3,840,755      5,520,048
       -----------    -----------        ---       ------------    -----------    -----------    -----------    -----------


         5,358,641      4,675,149         --          1,210,699      3,346,117      2,601,396         65,971         34,931
        (3,932,709)    (2,701,788)        --           (603,732)    (2,357,613)      (804,049)    (1,068,924)      (871,845)
          (301,052)      (145,096)        --            (44,490)       (80,140)       (49,711)       (13,734)       (59,122)
         3,930,679      2,596,819         --            503,502      3,136,204      1,431,084         91,609         66,049
            34,681       (966,835)        --        (15,651,594)    (1,140,814)    16,479,028     (1,011,978)      (946,315)
       -----------    -----------        ---       ------------    -----------    -----------    -----------    -----------
         5,090,240      3,458,249         --        (14,585,615)     2,903,754     19,657,748     (1,937,056)    (1,776,302)
       -----------    -----------        ---       ------------    -----------    -----------    -----------    -----------
        12,846,028     14,477,336         --        (11,977,871)    12,132,594     25,712,283      1,903,699      3,743,746



        58,954,419     44,477,083         --         11,977,871     39,645,912     13,933,629     18,081,878     14,338,132
       -----------    -----------        ---       ------------    -----------    -----------    -----------    -----------

       $71,800,447    $58,954,419        $--       $         --    $51,778,506    $39,645,912    $19,985,577    $18,081,878
       ===========    ===========        ===       ============    ===========    ===========    ===========    ===========





The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

For the years ended December 31, 2010
and December 31, 2009


                                                                                                               COLUMBIA
                                                                            CALVERT                            SMALL CAP
                                                                            VP SRI                            VALUE FUND,
                                                                           BALANCED                            VARIABLE
                                                                           PORTFOLIO                        SERIES--CLASS B
                                                               --------------------------------    --------------------------------
                                                                    2010              2009              2010              2009
                                                               --------------------------------------------------------------------

INCREASE (DECREASE) IN NET ASSETS:
  Operations:
     Net investment income (loss)...........................     $    39,010       $   13,688        $  (191,039)      $  (188,883)
     Net realized gain (loss) on investments................        (120,034)        (207,243)          (855,317)         (770,002)
     Realized gain distribution received....................              --               --                 --            29,288
     Change in unrealized appreciation (depreciation) on
       investments..........................................         997,336        1,051,404          6,782,310         4,425,185
                                                                 -----------       ----------        -----------       -----------
       Net increase (decrease) in net assets resulting from
          operations........................................         916,312          857,849          5,735,954         3,495,588
                                                                 -----------       ----------        -----------       -----------
  Contributions and (Withdrawals):
     Payments received from policyowners....................       3,664,504          373,687          3,379,263         1,992,228
     Policyowners' surrenders...............................        (316,428)        (143,013)        (1,167,385)         (760,960)
     Policyowners' annuity and death benefits...............              --          (22,816)           (60,952)          (38,944)
     Net transfers from (to) Fixed Account..................       3,259,841          375,732          3,089,035         1,287,271
     Transfers between Investment Divisions.................         281,449          (34,712)         2,236,620           (10,201)
                                                                 -----------       ----------        -----------       -----------
       Net contributions and (withdrawals)..................       6,889,366          548,878          7,476,581         2,469,394
                                                                 -----------       ----------        -----------       -----------
          Increase (decrease) in net assets.................       7,805,678        1,406,727         13,212,535         5,964,982

NET ASSETS:
     Beginning of period....................................       5,046,684        3,639,957         19,580,074        13,615,092
                                                                 -----------       ----------        -----------       -----------
     End of period..........................................     $12,852,362       $5,046,684        $32,792,609       $19,580,074
                                                                 ===========       ==========        ===========       ===========





                                                                                                              JANUS ASPEN
                                                                          JANUS ASPEN                          WORLDWIDE
                                                                     BALANCED PORTFOLIO--                     PORTFOLIO--
                                                                        SERVICE SHARES                      SERVICE SHARES
                                                               --------------------------------    --------------------------------
                                                                    2010              2009              2010              2009
                                                               --------------------------------------------------------------------

INCREASE (DECREASE) IN NET ASSETS:
  Operations:
     Net investment income (loss)...........................     $   715,250       $   302,383       $  (275,399)      $  (111,566)
     Net realized gain (loss) on investments................         454,828            53,190          (311,441)         (389,226)
     Realized gain distribution received....................              --         1,423,729                --                --
     Change in unrealized appreciation (depreciation) on
       investments..........................................       3,645,371         6,599,438         3,463,739         4,250,242
                                                                 -----------       -----------       -----------       -----------
       Net increase (decrease) in net assets resulting from
          operations........................................       4,815,449         8,378,740         2,876,899         3,749,450
                                                                 -----------       -----------       -----------       -----------
  Contributions and (Withdrawals):
     Payments received from policyowners....................      19,902,050         6,158,399         3,350,979         2,159,589
     Policyowners' surrenders...............................      (2,658,022)       (2,227,592)       (1,018,904)         (703,922)
     Policyowners' annuity and death benefits...............        (151,983)         (257,123)          (46,263)          (45,178)
     Net transfers from (to) Fixed Account..................      20,459,881         5,869,091         2,664,927         1,222,273
     Transfers between Investment Divisions.................        (353,370)        2,365,430           709,926           966,083
                                                                 -----------       -----------       -----------       -----------
       Net contributions and (withdrawals)..................      37,198,556        11,908,205         5,660,665         3,598,845
                                                                 -----------       -----------       -----------       -----------
          Increase (decrease) in net assets.................      42,014,005        20,286,945         8,537,564         7,348,295

NET ASSETS:
     Beginning of period....................................      51,108,620        30,821,675        17,137,490         9,789,195
                                                                 -----------       -----------       -----------       -----------
     End of period..........................................     $93,122,625       $51,108,620       $25,675,054       $17,137,490
                                                                 ===========       ===========       ===========       ===========





The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                     NYLIAC VARIABLE ANNUITY SEPARATE ACCOUNT-IV










               DREYFUS IP                   FIDELITY(R)                   FIDELITY(R)                   FIDELITY(R)
               TECHNOLOGY                       VIP                           VIP                           VIP
                GROWTH--                  CONTRAFUND(R)--               EQUITY-INCOME--                  MID CAP--
             SERVICE SHARES               SERVICE CLASS 2               SERVICE CLASS 2               SERVICE CLASS 2
     ----------------------------- ----------------------------- ----------------------------- -----------------------------
          2010           2009           2010           2009           2010           2009           2010           2009
     -----------------------------------------------------------------------------------------------------------------------



       $  (523,175)   $  (279,425)  $ (1,231,448)  $ (1,166,218)   $   (78,022)   $    (4,375)  $ (1,669,004)   $  (938,510)
           480,935        (73,782)    (7,438,449)    (4,205,171)    (2,094,506)    (3,808,755)      (383,532)    (1,223,346)
                --             --         86,140         38,531             --             --        326,730        336,380


         8,104,051      6,365,350     34,563,747     42,692,474      8,184,313     13,060,613     26,310,586     20,048,491
       -----------    -----------   ------------   ------------    -----------    -----------   ------------    -----------

         8,061,811      6,012,143     25,979,990     37,359,616      6,011,785      9,247,483     24,584,780     18,223,015
       -----------    -----------   ------------   ------------    -----------    -----------   ------------    -----------


         6,423,371      3,852,778     15,146,083     11,726,180      3,311,278      2,717,948     14,468,121      7,560,958
        (1,382,278)      (631,146)    (8,650,290)    (6,276,845)    (2,693,764)    (2,223,279)    (4,727,222)    (2,749,895)
           (26,193)       (27,015)      (620,432)      (367,435)      (153,214)       (94,861)      (409,430)      (219,304)
         5,083,802      1,700,669     20,050,749     11,935,634      3,787,972      2,019,427     18,362,921      5,847,306
         1,880,073      3,238,759     (5,200,533)    (3,994,223)      (918,397)    (2,076,813)     4,514,071        227,103
       -----------    -----------   ------------   ------------    -----------    -----------   ------------    -----------
        11,978,775      8,134,045     20,725,577     13,023,311      3,333,875        342,422     32,208,461     10,666,168
       -----------    -----------   ------------   ------------    -----------    -----------   ------------    -----------
        20,040,586     14,146,188     46,705,567     50,382,927      9,345,660      9,589,905     56,793,241     28,889,183


        22,479,209      8,333,021    157,938,206    107,555,279     44,130,579     34,540,674     74,902,318     46,013,135
       -----------    -----------   ------------   ------------    -----------    -----------   ------------    -----------
       $42,519,795    $22,479,209   $204,643,773   $157,938,206    $53,476,239    $44,130,579   $131,695,559    $74,902,318
       ===========    ===========   ============   ============    ===========    ===========   ============    ===========






                                                                             MFS(R)                      NEUBERGER
            MFS(R) INVESTORS                   MFS(R)                      UTILITIES                       BERMAN
             TRUST SERIES--              RESEARCH SERIES--                  SERIES--                    AMT MID-CAP
             SERVICE CLASS                 SERVICE CLASS                 SERVICE CLASS           GROWTH PORTFOLIO--CLASS S
     ----------------------------- ----------------------------- ----------------------------- -----------------------------
          2010           2009           2010           2009           2010           2009           2010           2009
     -----------------------------------------------------------------------------------------------------------------------



       $  (32,711)    $  (18,981)    $  (59,713)    $  (44,406)   $  2,330,164   $  3,447,334    $  (337,145)   $  (279,225)
         (123,607)      (183,103)        17,033        (68,154)     (1,525,937)    (1,799,178)      (283,212)      (576,686)
               --             --             --             --              --             --             --             --

          544,827        760,029        811,137      1,170,167      23,977,279     39,924,738      5,059,825      4,070,904
       ----------     ----------     ----------     ----------    ------------   ------------    -----------    -----------

          388,509        557,945        768,457      1,057,607      24,781,506     41,572,894      4,439,468      3,214,993
       ----------     ----------     ----------     ----------    ------------   ------------    -----------    -----------

          277,236        316,862        376,390        304,353      18,628,723     14,650,541      1,624,634        834,145
         (223,124)       (98,525)      (255,028)      (303,059)    (10,701,396)    (7,470,925)    (1,052,809)      (546,075)
           (4,363)        (2,636)        (4,025)            --      (1,263,478)      (619,717)       (87,534)       (73,719)
          476,055        357,474        721,695        461,422      28,670,815     16,148,498      2,007,658      1,002,436
          349,080       (219,837)      (201,728)       163,239      (8,219,565)    (5,163,170)       860,370       (696,143)
       ----------     ----------     ----------     ----------    ------------   ------------    -----------    -----------
          874,884        353,338        637,304        625,955      27,115,099     17,545,227      3,352,319        520,644
       ----------     ----------     ----------     ----------    ------------   ------------    -----------    -----------
        1,263,393        911,283      1,405,761      1,683,562      51,896,605     59,118,121      7,791,787      3,735,637



        3,169,121      2,257,838      5,036,265      3,352,703     191,812,189    132,694,068     15,006,071     11,270,434
       ----------     ----------     ----------     ----------    ------------   ------------    -----------    -----------

       $4,432,514     $3,169,121     $6,442,026     $5,036,265    $243,708,794   $191,812,189    $22,797,858    $15,006,071
       ==========     ==========     ==========     ==========    ============   ============    ===========    ===========





The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

For the years ended December 31, 2010
and December 31, 2009


                                                                         PIMCO
                                                                      REAL RETURN                     ROYCE MICRO-CAP
                                                                      PORTFOLIO--                       PORTFOLIO--
                                                                   ADVISOR CLASS(A)                  INVESTMENT CLASS
                                                                   ----------------       --------------------------------------
                                                                         2010                  2010                    2009
                                                                   -------------------------------------------------------------

INCREASE (DECREASE) IN NET ASSETS:
  Operations:
     Net investment income (loss)...........................          $   (88,146)          $   223,287             $  (909,372)
     Net realized gain (loss) on investments................               28,037            (2,902,208)             (2,553,104)
     Realized gain distribution received....................              292,953                    --                      --
     Change in unrealized appreciation (depreciation) on
       investments..........................................             (427,267)           21,544,719              21,564,672
                                                                      -----------           -----------             -----------
       Net increase (decrease) in net assets resulting from
          operations........................................             (194,423)           18,865,798              18,102,196
                                                                      -----------           -----------             -----------
  Contributions and (Withdrawals):
     Payments received from policyowners....................           12,095,053            10,223,287               5,115,113
     Policyowners' surrenders...............................             (397,116)           (3,351,180)             (1,630,168)
     Policyowners' annuity and death benefits...............                   --              (177,507)                (42,925)
     Net transfers from (to) Fixed Account..................            8,755,780            11,759,569               4,282,619
     Transfers between Investment Divisions.................           17,962,278              (535,365)              1,456,541
                                                                      -----------           -----------             -----------
       Net contributions and (withdrawals)..................           38,415,995            17,918,804               9,181,180
                                                                      -----------           -----------             -----------
          Increase (decrease) in net assets.................           38,221,572            36,784,602              27,283,376
NET ASSETS:
     Beginning of period....................................                   --            56,817,405              29,534,029
                                                                      -----------           -----------             -----------
     End of period..........................................          $38,221,572           $93,602,007             $56,817,405
                                                                      ===========           ===========             ===========






                                                                                    VICTORY
                                                                                      VIF
                                                                              DIVERSIFIED STOCK--
                                                                                 CLASS A SHARES
                                                                     -------------------------------------
                                                                          2010                   2009
                                                                     -------------------------------------

INCREASE (DECREASE) IN NET ASSETS:
  Operations:
     Net investment income (loss)...........................           $  (105,374)           $  (109,864)
     Net realized gain (loss) on investments................            (1,090,409)              (452,626)
     Realized gain distribution received....................                    --                     --
     Change in unrealized appreciation (depreciation) on
       investments..........................................             2,312,865              2,625,800
                                                                       -----------            -----------
       Net increase (decrease) in net assets resulting from
          operations........................................             1,117,082              2,063,310
                                                                       -----------            -----------
  Contributions and (Withdrawals):
     Payments received from policyowners....................               727,199                818,281
     Policyowners' surrenders...............................              (509,090)              (316,418)
     Policyowners' annuity and death benefits...............               (41,724)               (39,958)
     Net transfers from (to) Fixed Account..................             1,304,808              1,273,904
     Transfers between Investment Divisions.................            (1,547,256)               167,578
                                                                       -----------            -----------
       Net contributions and (withdrawals)..................               (66,063)             1,903,387
                                                                       -----------            -----------
          Increase (decrease) in net assets.................             1,051,019              3,966,697
NET ASSETS:
     Beginning of period....................................            10,490,529              6,523,832
                                                                       -----------            -----------
     End of period..........................................           $11,541,548            $10,490,529
                                                                       ===========            ===========



(a) For the period May 1, 2010 (Commencement of Operations) through December 31, 2010.


The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                     NYLIAC VARIABLE ANNUITY SEPARATE ACCOUNT-IV










            ROYCE SMALL-CAP                T. ROWE PRICE                      UIF                         VAN ECK
              PORTFOLIO--                  EQUITY INCOME                EMERGING MARKETS                 VIP GLOBAL
            INVESTMENT CLASS               PORTFOLIO--II           EQUITY PORTFOLIO--CLASS II           HARD ASSETS
     ----------------------------- ----------------------------- ----------------------------- -----------------------------
          2010           2009           2010           2009           2010           2009           2010           2009
     -----------------------------------------------------------------------------------------------------------------------




       $  (879,028)   $  (690,860)   $   (96,407)   $  (203,666)  $ (1,652,129)  $ (1,852,997)  $ (3,276,871)  $ (2,880,341)
          (325,370)    (1,026,203)    (1,301,856)    (2,892,254)    (5,694,520)    (4,174,529)      (840,393)    (1,729,110)
                --             --             --             --             --             --             --        664,328

        10,587,831     11,046,248     10,556,533     14,900,669     29,376,132     47,867,766     62,850,444     65,462,798
       -----------    -----------    -----------    -----------   ------------   ------------   ------------   ------------

         9,383,433      9,329,185      9,158,270     11,804,749     22,029,483     41,840,240     58,733,180     61,517,675
       -----------    -----------    -----------    -----------   ------------   ------------   ------------   ------------

         6,549,776      4,402,300      5,366,302      4,499,614     16,473,036     11,975,986     23,510,352     18,533,338
        (2,802,785)    (1,444,506)    (3,782,311)    (2,533,822)    (6,946,741)    (4,316,615)   (12,483,640)    (7,536,288)
           (75,365)      (252,443)      (406,905)      (243,792)      (267,377)      (180,996)      (606,066)      (504,153)
         8,971,364      5,246,105      7,800,030      3,624,504     18,903,229      7,591,996     29,038,229     13,829,924
           723,615        415,996        513,693     (2,736,020)    (6,575,437)     3,483,974     (8,749,265)     4,887,270
       -----------    -----------    -----------    -----------   ------------   ------------   ------------   ------------
        13,366,605      8,367,452      9,490,809      2,610,484     21,586,710     18,554,345     30,709,610     29,210,091
       -----------    -----------    -----------    -----------   ------------   ------------   ------------   ------------
        22,750,038     17,696,637     18,649,079     14,415,233     43,616,193     60,394,585     89,442,790     90,727,766

        42,505,276     24,808,639     65,265,979     50,850,746    117,257,790     56,863,205    194,389,120    103,661,354
       -----------    -----------    -----------    -----------   ------------   ------------   ------------   ------------

       $65,255,314    $42,505,276    $83,915,058    $65,265,979   $160,873,983   $117,257,790   $283,831,910   $194,389,120
       ===========    ===========    ===========    ===========   ============   ============   ============   ============





The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

NOTES TO FINANCIAL STATEMENTS

NOTE 1--Organization and Accounting Policies:
--------------------------------------------------------------------------------

NYLIAC Variable Annuity Separate Account-IV ("Separate Account") was established on June 10, 2003, under Delaware law by New York Life Insurance and Annuity Corporation ("NYLIAC"), a wholly-owned subsidiary of New York Life Insurance Company. The Separate Account funds Series I policies (New York Life Elite Variable Annuity, New York Life Premium Plus Elite Variable Annuity and New York Life Longevity Benefit Variable Annuity), Series II policies (New York Life Premier Variable Annuity) and Series III policies (New York Life Premier Plus Variable Annuity). Effective July 27, 2009, sales of the New York Life Longevity Benefit Variable Annuity were discontinued. Effective August 16, 2010, sales of the New York Life Elite Variable Annuity and New York Life Premium Plus Elite Variable Annuity were discontinued. This account was established to receive and invest premium payments under Non-Qualified Deferred and Tax-Qualified Deferred Flexible Premium Variable Retirement Annuity Policies ("the policies") issued by NYLIAC. The Non-Qualified policies are designed to establish retirement benefits to provide individuals with supplemental retirement income. The Tax-Qualified policies are designed to establish retirement benefits for individuals who participate in tax-qualified pension, profit sharing or annuity plans. The policies are distributed by NYLIFE Distributors LLC and sold by registered representatives of NYLIFE Securities LLC, and certain banking and financial institutions that have entered into selling agreements with NYLIAC and registered representatives of unaffiliated broker-dealers. NYLIFE Securities LLC and NYLIFE Distributors LLC are both indirect, wholly-owned subsidiaries of New York Life Insurance Company. The Separate Account is registered under the Investment Company Act of 1940, as amended, as a unit investment trust.

     The assets of the Separate Account, which are currently all in the accumulation phase, are invested in shares of eligible portfolios of the MainStay VP Series Fund, Inc., the Alger Portfolios, the Calvert Variable Series, Inc., the Columbia Funds Variable Insurance Trust, the Dreyfus Investment Portfolios, the Fidelity Variable Insurance Products Fund, the Janus Aspen Series, the MFS(R) Variable Insurance Trust(SM), the Neuberger Berman Advisers Management Trust, the PIMCO Variable Insurance Trust, the Royce Capital Fund, the T. Rowe Price Equity Series, Inc., the Van Eck VIP Trust, the Universal Institutional Funds, Inc., and the Victory Variable Insurance Funds (collectively, "Funds"). These assets are clearly identified and distinguished from the other assets and liabilities of NYLIAC. These assets are the property of NYLIAC; however, the portion of the assets attributable to the policies will not be charged with liabilities arising out of any other business NYLIAC may conduct. The Fixed Account and the Dollar Cost Averaging Advantage Account represent the general assets of NYLIAC. NYLIAC's Fixed Account and the Dollar Cost Averaging Advantage Account may be charged with liabilities arising out of other business NYLIAC may conduct.

     New York Life Investment Management LLC ("New York Life Investments"), provides investment advisory services to the MainStay VP Series Fund, Inc. for a fee. New York Life Investments retains several sub-advisors, including MacKay Shields LLC ("Mackay Shields"), Madison Square Investors LLC ("Madison Square Investors"), Epoch Investment Partners, Inc. ("Epoch"), Institutional Capital LLC ("ICAP") and Winslow Capital Management Inc. ("Winslow Capital"), to provide investment advisory services to certain portfolios of the MainStay VP Series Fund, Inc. New York Life Investments, Mackay Shields, Madison Square Investors and ICAP are all indirect, wholly-owned subsidiaries of New York Life. Epoch is an independent investment advisory firm. Winslow Capital is a wholly-owned subsidiary of Nuveen Investments, Inc.

     The following Investment Divisions, with their respective fund portfolios, are available in this Separate Account:

MainStay VP Balanced--Service Class
MainStay VP Bond--Service Class
MainStay VP Cash Management
MainStay VP Common Stock--Service Class
MainStay VP Conservative Allocation--Service Class
MainStay VP Convertible--Service Class
MainStay VP Floating Rate--Service Class
MainStay VP Government--Service Class
MainStay VP Growth Allocation--Service Class
MainStay VP Growth Equity--Service Class
MainStay VP High Yield Corporate Bond--Service Class
MainStay VP ICAP Select Equity--Service Class
MainStay VP Income Builder--Service Class
MainStay VP International Equity--Service Class
MainStay VP Large Cap Growth--Service Class
MainStay VP Mid Cap Core--Service Class
MainStay VP Moderate Allocation--Service Class
MainStay VP Moderate Growth Allocation--Service Class
MainStay VP S&P 500 Index--Service Class
MainStay VP U.S. Small Cap--Service Class
Alger Small Cap Growth--Class S Shares(1)
Calvert VP SRI Balanced Portfolio(2)
Columbia Small Cap Value Fund, Variable Series--Class B
Dreyfus IP Technology Growth--Service Shares
Fidelity(R) VIP Contrafund(R)--Service Class 2
Fidelity(R) VIP Equity-Income--Service Class 2
Fidelity(R) VIP Mid Cap--Service Class 2
Janus Aspen Balanced Portfolio--Service Shares
Janus Aspen Worldwide Portfolio--Service Shares
MFS(R) Investors Trust Series--Service Class
MFS(R) Research Series--Service Class
MFS(R) Utilities Series--Service Class
Neuberger Berman AMT Mid-Cap Growth Portfolio--Class S
PIMCO Real Return Portfolio--Advisor Class
Royce Micro-Cap Portfolio--Investment Class
Royce Small-Cap Portfolio--Investment Class
T. Rowe Price Equity Income Portfolio--II
UIF Emerging Markets Equity Portfolio--Class II(3)
Van Eck VIP Global Hard Assets(4)
Victory VIF Diversified Stock--Class A Shares

-------

(1) New allocations to Alger Small Cap Growth--Class S Shares investment division will not be accepted from policyowners who were not invested in the investment division as of June 1, 2007.
(2) Formerly CVS Calvert Social Balanced.
(3) Formerly Van Kampen's UIF Emerging Markets Equity--Class II.
(4) Formerly Van Eck Worldwide Hard Assets.

                                     NYLIAC VARIABLE ANNUITY SEPARATE ACCOUNT-IV



--------------------------------------------------------------------------------

     For all policies within Series I, II and III, initial premium payments are allocated to the Investment Divisions, Fixed Account and/or Dollar Cost Averaging (DCA) Advantage Account within two Business Days after receipt. Subsequent premium payments are allocated to the Investment Divisions, Fixed Account and/or DCA Advantage Account at the close of the Business Day they are received. In those states where NYLIAC offered a single premium version of the Series I policies, only one premium payment was permitted. In addition, the policyowner has the option to transfer amounts between the Investment Divisions of the Separate Account or from the DCA Advantage Account into the Investment Divisions. The policyowner may also transfer interest earned on monies in the Fixed Account into the Investment Divisions of the Separate Account. On the accompanying statement of changes in net assets, all references to the Fixed Account include the Fixed Account and the DCA Advantage Account.

     No Federal income tax is payable on investment income or capital gains of Separate Account-IV under current Federal income tax law.

     Security Valuation--The investments are valued at the net asset value of shares of the respective Fund portfolios.

     Security Transactions--Realized gains and losses from security transactions are reported on the identified cost basis. Security transactions are accounted for as of the date the securities are purchased or sold (trade date).

     Distributions Received--Dividend income and capital gain distributions are recorded on the ex-dividend date and reinvested in the corresponding portfolio.

     The authoritative guidance defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The authoritative guidance also establishes a framework for measuring fair value that includes a hierarchy used to classify the inputs used in measuring fair value. The hierarchy prioritizes the inputs to valuation techniques used to measure fair value into three levels. The level in the fair value hierarchy within which the fair value measurement falls is determined based on the lowest level input that is significant to the fair value measurement.

     The levels of the fair value hierarchy are based on the inputs to the valuation as follows:

          Level 1--Quoted prices for identical instruments in active markets. Level 1 fair values generally are supported by market transactions that occur with sufficient frequency and volume to provide pricing information on an ongoing basis.

          Level 2--Observable inputs other than Level 1 prices, such as quoted prices for similar instruments, quoted prices in markets that are not active, and inputs to model-derived valuations that are directly observable or can be corroborated by observable market data for substantially the full term of the asset.

          Level 3--Unobservable inputs supported by little or no market activity and often requiring significant management judgment or estimation, such as an entity's own assumptions about the cash flows or other significant components of value that market participants would use in pricing the asset or liability.

     The fair values of all the investments in the respective Fund Portfolios listed above are at net asset values ("NAV's"). The NAV's are calculated daily without restrictions using quoted market prices of the underlying investments and are considered actively traded within Level 1.

     The amounts shown as net receivable from (payable to) NYLIAC on the Statement of Assets and Liabilities reflect transactions that occurred on the last business day of the reporting period. These amounts will be deposited to or withdrawn from the separate account in accordance with the policyowners' instructions on the first business day subsequent to the close of the period presented.

     The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

     Subsequent events were evaluated through February 18, 2011, the date the financial statements were issued and there have been no subsequent events that would have a material effect on the accompanying financial statements.

NOTE 2--Investments (in 000's):
--------------------------------------------------------------------------------

At December 31, 2010, the investments of Separate Account-IV are as follows:





                                                                                  MAINSTAY VP
                            MAINSTAY VP       MAINSTAY VP       MAINSTAY VP         COMMON
                            BALANCED--          BOND--             CASH             STOCK--
                           SERVICE CLASS     SERVICE CLASS      MANAGEMENT       SERVICE CLASS
                          --------------------------------------------------------------------


Number of shares.......         4,860             9,664           153,906             1,407
Identified cost........       $51,549          $138,577          $153,914           $26,152







                            MAINSTAY VP       MAINSTAY VP       MAINSTAY VP       MAINSTAY VP
                            ICAP SELECT         INCOME         INTERNATIONAL       LARGE CAP
                             EQUITY--          BUILDER--         EQUITY--          GROWTH--
                           SERVICE CLASS     SERVICE CLASS     SERVICE CLASS     SERVICE CLASS
                          --------------------------------------------------------------------


Number of shares.......        15,254             1,216            10,869             5,763
Identified cost........      $177,507           $17,523          $161,032           $72,287



Investment activity for the year ended December 31, 2010, was as follows:




                                                                                  MAINSTAY VP
                            MAINSTAY VP       MAINSTAY VP       MAINSTAY VP         COMMON
                            BALANCED--          BOND--             CASH             STOCK--
                           SERVICE CLASS     SERVICE CLASS      MANAGEMENT       SERVICE CLASS
                          --------------------------------------------------------------------


Purchases..............       $15,712           $68,580           $77,692           $2,407
Proceeds from sales....         4,213            11,146            76,699            2,355







                            MAINSTAY VP       MAINSTAY VP       MAINSTAY VP       MAINSTAY VP
                            ICAP SELECT         INCOME         INTERNATIONAL       LARGE CAP
                             EQUITY--          BUILDER--         EQUITY--          GROWTH--
                           SERVICE CLASS     SERVICE CLASS     SERVICE CLASS     SERVICE CLASS
                          --------------------------------------------------------------------


Purchases..............       $35,706           $6,031            $34,772           $26,601
Proceeds from sales....        11,334            1,096              7,246             4,543

                                     NYLIAC VARIABLE ANNUITY SEPARATE ACCOUNT-IV



--------------------------------------------------------------------------------







                                                                                                                    MAINSTAY VP
        MAINSTAY VP                         MAINSTAY VP                         MAINSTAY VP       MAINSTAY VP       HIGH YIELD
       CONSERVATIVE       MAINSTAY VP        FLOATING         MAINSTAY VP         GROWTH            GROWTH           CORPORATE
       ALLOCATION--      CONVERTIBLE--        RATE--         GOVERNMENT--      ALLOCATION--        EQUITY--           BOND--
       SERVICE CLASS     SERVICE CLASS     SERVICE CLASS     SERVICE CLASS     SERVICE CLASS     SERVICE CLASS     SERVICE CLASS
      --------------------------------------------------------------------------------------------------------------------------


           14,208            11,146            15,229             8,273            12,144               526            45,627
         $148,826          $116,435          $136,000           $95,807          $117,670           $12,023          $414,316





                                            MAINSTAY VP
        MAINSTAY VP       MAINSTAY VP        MODERATE         MAINSTAY VP       MAINSTAY VP          ALGER            CALVERT
          MID CAP          MODERATE           GROWTH            S&P 500         U.S. SMALL         SMALL CAP          VP SRI
          CORE--         ALLOCATION--      ALLOCATION--         INDEX--            CAP--           GROWTH--          BALANCED
       SERVICE CLASS     SERVICE CLASS     SERVICE CLASS     SERVICE CLASS     SERVICE CLASS    CLASS S SHARES       PORTFOLIO
      --------------------------------------------------------------------------------------------------------------------------



            9,510            22,103            31,645             2,836             5,717               639             7,557
          $98,465          $226,620          $313,787           $71,744           $43,201           $17,265           $12,635







                                                                                                                    MAINSTAY VP
        MAINSTAY VP                         MAINSTAY VP                         MAINSTAY VP       MAINSTAY VP       HIGH YIELD
       CONSERVATIVE       MAINSTAY VP        FLOATING         MAINSTAY VP         GROWTH            GROWTH           CORPORATE
       ALLOCATION--      CONVERTIBLE--        RATE--         GOVERNMENT--      ALLOCATION--        EQUITY--           BOND--
       SERVICE CLASS     SERVICE CLASS     SERVICE CLASS     SERVICE CLASS     SERVICE CLASS     SERVICE CLASS     SERVICE CLASS
      --------------------------------------------------------------------------------------------------------------------------


          $61,596           $44,831           $55,442           $44,587           $21,142           $2,818           $168,785
           11,639             7,711            12,003            21,864            10,646            1,522             31,267





                                            MAINSTAY VP
        MAINSTAY VP       MAINSTAY VP        MODERATE         MAINSTAY VP       MAINSTAY VP          ALGER            CALVERT
          MID CAP          MODERATE           GROWTH            S&P 500         U.S. SMALL         SMALL CAP          VP SRI
          CORE--         ALLOCATION--      ALLOCATION--         INDEX--            CAP--           GROWTH--          BALANCED
       SERVICE CLASS     SERVICE CLASS     SERVICE CLASS     SERVICE CLASS     SERVICE CLASS    CLASS S SHARES       PORTFOLIO
      --------------------------------------------------------------------------------------------------------------------------


          $12,884           $93,589          $133,385           $11,693           $7,401            $  455            $7,463
           11,998            12,880            13,478             6,586            5,432             2,726               587

--------------------------------------------------------------------------------






                             COLUMBIA                           FIDELITY(R)       FIDELITY(R)
                             SMALL CAP                              VIP               VIP
                            VALUE FUND,       DREYFUS IP          CONTRA-           EQUITY-
                             VARIABLE         TECHNOLOGY         FUND(R)--         INCOME--
                             SERIES--          GROWTH--        SERVICE CLASS     SERVICE CLASS
                              CLASS B       SERVICE SHARES           2                 2
                          --------------------------------------------------------------------


Number of shares.......         1,878             3,342             8,728             2,859
Identified cost........       $30,118           $31,737          $220,622           $62,541





                                                 ROYCE             ROYCE            T. ROWE
                               PIMCO           MICRO-CAP         SMALL-CAP           PRICE
                            REAL RETURN       PORTFOLIO--       PORTFOLIO--         EQUITY
                            PORTFOLIO--       INVESTMENT        INVESTMENT          INCOME
                           ADVISOR CLASS         CLASS             CLASS         PORTFOLIO-II
                          --------------------------------------------------------------------


Number of shares.......         2,887             7,694             6,254             4,230
Identified cost........       $38,366           $79,298           $56,744           $89,974







                             COLUMBIA                           FIDELITY(R)       FIDELITY(R)
                             SMALL CAP                              VIP               VIP
                            VALUE FUND,       DREYFUS IP          CONTRA-           EQUITY-
                             VARIABLE         TECHNOLOGY         FUND(R)--         INCOME--
                             SERIES--          GROWTH--        SERVICE CLASS     SERVICE CLASS
                              CLASS B       SERVICE SHARES           2                 2
                          --------------------------------------------------------------------


Purchases..............       $10,183           $15,001           $35,885           $8,473
Proceeds from sales....         2,921             3,661            16,153            5,184





                                                 ROYCE             ROYCE            T. ROWE
                               PIMCO           MICRO-CAP         SMALL-CAP           PRICE
                            REAL RETURN       PORTFOLIO--       PORTFOLIO--         EQUITY
                            PORTFOLIO--       INVESTMENT        INVESTMENT          INCOME
                           ADVISOR CLASS         CLASS             CLASS         PORTFOLIO-II
                          --------------------------------------------------------------------



Purchases..............       $39,479           $26,217           $16,398           $15,231
Proceeds from sales....         1,141             7,958             3,756             5,737

                                     NYLIAC VARIABLE ANNUITY SEPARATE ACCOUNT-IV



--------------------------------------------------------------------------------





        FIDELITY(R)
            VIP             JANUS ASPEN          JANUS ASPEN                               MFS(R)              MFS(R)
         MID CAP--           BALANCED             WORLDWIDE       MFS(R) INVESTORS        RESEARCH            UTILITIES
       SERVICE CLASS        PORTFOLIO--          PORTFOLIO--       TRUST SERIES--         SERIES--            SERIES--
             2            SERVICE SHARES       SERVICE SHARES       SERVICE CLASS       SERVICE CLASS       SERVICE CLASS
      --------------------------------------------------------------------------------------------------------------------


            4,105               3,167                  864                223                 341                9,791
         $118,116             $88,566              $24,533             $4,019              $5,725             $256,939

         NEUBERGER
        BERMAN AMT
          MID-CAP
          GROWTH
        PORTFOLIO--
          CLASS S
      --------------


              850
          $20,698





                                                VICTORY
            UIF                                   VIF
         EMERGING                              DIVERSI-
          MARKETS             VAN ECK            FIED
          EQUITY            VIP GLOBAL          STOCK--
        PORTFOLIO--            HARD             CLASS A
         CLASS II             ASSETS            SHARES
      --------------------------------------------------


           10,508               7,549             1,183
         $156,445            $232,531           $10,898







        FIDELITY(R)
            VIP             JANUS ASPEN          JANUS ASPEN                               MFS(R)              MFS(R)
         MID CAP--           BALANCED             WORLDWIDE       MFS(R) INVESTORS        RESEARCH            UTILITIES
       SERVICE CLASS        PORTFOLIO--          PORTFOLIO--       TRUST SERIES--         SERIES--            SERIES--
             2            SERVICE SHARES       SERVICE SHARES       SERVICE CLASS       SERVICE CLASS       SERVICE CLASS
      --------------------------------------------------------------------------------------------------------------------


          $36,126             $44,499              $7,854              $1,509              $1,268              $49,102
            5,073               6,553               2,440                 662                 688               19,363

         NEUBERGER
        BERMAN AMT
          MID-CAP
          GROWTH
        PORTFOLIO--
          CLASS S
      --------------


          $5,357
           2,372





                                                VICTORY
            UIF                                   VIF
         EMERGING                              DIVERSI-
          MARKETS             VAN ECK            FIED
          EQUITY            VIP GLOBAL          STOCK--
        PORTFOLIO--            HARD             CLASS A
         CLASS II             ASSETS            SHARES
      --------------------------------------------------


          $35,398             $55,716           $2,388
           15,165              28,007            2,609

NOTE 3--Expenses and Related Party Transactions:
--------------------------------------------------------------------------------

NYLIAC deducts a surrender charge on certain partial withdrawals from and surrenders of Series I, II and III policies, depending on the length of time a premium payment is in the policy before it is withdrawn. For New York Life Elite Variable Annuity policies, which are part of Series I, this charge is 8% during the first three payment years and declines by 1% per year for each additional payment year, until the eighth payment year, after which no charge is made. In those states where NYLIAC offered a single premium version of New York Life Elite Variable Annuity the surrender charge was lower. For New York Life Premium Plus Elite Variable Annuity and New York Life Longevity Benefit Variable Annuity policies, which are also part of Series I, this charge is 8% during the first three payment years and declines to 7% in the fourth payment year, 6% in the fifth payment year, 5% in the sixth payment year, 4% in the seventh payment year and 3% in the eighth, ninth and tenth payment year, after which no charge is made. In those states where NYLIAC offered a single premium version of the New York Life Premium Plus Elite Variable Annuity the surrender charge was lower. For New York Life Premier Variable Annuity policies which are part of Series II, this charge is 8% during the first payment year and declines by 1% per year for each additional payment year, until the seventh payment year, after which no charge is made. For New York Life Premier Plus Variable Annuity policies which are part of Series III, this charge is 8% during the first two payment years and declines by 1% per year for each additional payment year, until the eighth payment year, after which no charge is made. All surrender charges are recorded with policyowners' surrenders in the accompanying statement of changes in net assets. Surrender charges are paid to NYLIAC.

     For Series I, II and III policies, NYLIAC also deducts an annual policy service charge from the policy's Accumulation Value on each policy anniversary date and upon surrender, if on the policy anniversary and/or date of surrender, the Accumulation Value is less than $100,000. This charge is $30 per policy.

     Additionally, NYLIAC reserves the right to charge Series I, II and III policies, $30 for each transfer in excess of 12 in any one policy year, subject to certain restrictions.

     The policies are also subject to an annualized mortality and expense risk and administrative costs charge, that is deducted on a quarterly basis from the Investment Divisions. For Series I, policies, this charge is 1.70% for New York Life Elite Variable Annuity, 1.90% for New York Life Premium Plus Elite Variable Annuity and 1.35% for New York Life Longevity Benefit Variable Annuity; for Series II policies, this charge is 1.55% for New York Life Premier Variable Annuity; for Series III policies, this charge is 1.75% for New York Life Premier Plus Variable Annuity, of the Adjusted Premium Payments allocated to the Investment Divisions, and is the same rate for each of the five periods presented in the Financial Highlights section, (including portions of the premium payment(s) transferred from the Fixed Account under the New York Life Premium Plus Elite Variable Annuity, New York Life Longevity Benefit Variable Annuity, New York Life Premier Variable Annuity and New York Life Premier Plus Variable Annuity) and the DCA Advantage Account. In addition, a pro-rata portion of the charge will be deducted on the date the policy is surrendered and upon payment of any death benefit proceeds. The mortality and expense risk and administrative charges are recorded in the accompanying summary of operations.

     In addition, New York Life Longevity Benefit Variable Annuity policies, which are part of Series I, are subject to a Longevity Benefit Charge. This charge is deducted each policy quarter by reducing the number of Accumulation Units in the Investment Divisions. On an annual basis, the charge equals 1.00% (0.25% quarterly) of the premium payment made to the policy.

NOTE 4--Distribution of Net Income:
--------------------------------------------------------------------------------

The Separate Account does not expect to declare dividends to policyowners from accumulated net investment income and realized gains. The income and gains are distributed to policyowners as part of withdrawals of amounts (in the form of surrenders, death benefits, transfers, or annuity payments) in excess of the net premium payments.

                                     NYLIAC VARIABLE ANNUITY SEPARATE ACCOUNT-IV


                      (THIS PAGE INTENTIONALLY LEFT BLANK)

NOTE 5--Unit Transactions (in 000's):
--------------------------------------------------------------------------------

The changes in units outstanding for the years ended December 31, 2010 and 2009 were as follows:





                                                                                       MAINSTAY VP
                               MAINSTAY VP                                               COMMON               MAINSTAY VP
                               BALANCED--       MAINSTAY VP         MAINSTAY VP          STOCK--             CONSERVATIVE
                                 SERVICE          BOND--               CASH              SERVICE             ALLOCATION--
                                  CLASS        SERVICE CLASS        MANAGEMENT            CLASS              SERVICE CLASS
                              ------------    --------------    ------------------    ------------  ------------------------------
                              2010    2009     2010     2009      2010       2009     2010    2009       2010            2009
                              ----------------------------------------------------------------------------------------------------
SERIES I POLICIES
Units issued................   118     153    1,477    1,313     25,624     26,040      58     228       1,167           1,523
Units redeemed..............  (342)   (354)    (674)    (365)   (48,419)   (55,452)   (174)   (109)       (864)           (628)
                              ----    ----    -----    -----    -------    -------    ----    ----       -----           -----
  Net increase (decrease)...  (224)   (201)     803      948    (22,795)   (29,412)   (116)    119         303             895
                              ====    ====    =====    =====    =======    =======    ====    ====       =====           =====
SERIES II POLICIES
Units issued................   321      23    1,270      254      1,590        419      45      15         965             247
Units redeemed..............   (23)     --      (23)      (1)      (772)      (191)     (5)     --          (6)             (1)
                              ----    ----    -----    -----    -------    -------    ----    ----       -----           -----
  Net increase (decrease)...   298      23    1,247      253        818        228      40      15         959             246
                              ====    ====    =====    =====    =======    =======    ====    ====       =====           =====
SERIES III POLICIES
Units issued................   889      62    2,636      385      3,191      1,962      78      36       3,021             453
Units redeemed..............    (8)     --     (126)      (1)    (1,257)    (1,237)     (8)     (1)       (128)             --
                              ----    ----    -----    -----    -------    -------    ----    ----       -----           -----
  Net increase (decrease)...   881      62    2,510      384      1,934        725      70      35       2,893             453
                              ====    ====    =====    =====    =======    =======    ====    ====       =====           =====






                                                 MAINSTAY VP
                                MAINSTAY VP        INCOME        MAINSTAY VP      MAINSTAY VP             MAINSTAY VP
                                ICAP SELECT       BUILDER--     INTERNATIONAL      LARGE CAP                MID CAP
                                 EQUITY--          SERVICE         EQUITY--         GROWTH--                CORE--
                               SERVICE CLASS        CLASS       SERVICE CLASS    SERVICE CLASS           SERVICE CLASS
                              --------------    ------------    -------------    -------------  ------------------------------
                               2010     2009    2010    2009     2010    2009     2010    2009       2010            2009
                              ------------------------------------------------------------------------------------------------
SERIES I POLICIES
Units issued................    263    3,918     192      98      379     683      533     986        157            3,304
Units redeemed..............   (829)    (438)    (67)    (86)    (404)   (689)    (361)   (166)      (756)            (164)
                              -----    -----     ---     ---    -----    ----    -----    ----       ----            -----
  Net increase (decrease)...   (566)   3,480     125      12      (25)     (6)     172     820       (599)           3,140
                              =====    =====     ===     ===    =====    ====    =====    ====       ====            =====
SERIES II POLICIES
Units issued................  1,046      274     113       9      926     189      600     142        342               99
Units redeemed..............    (29)      (1)     (6)     --      (10)     --      (11)     --        (23)              --
                              -----    -----     ---     ---    -----    ----    -----    ----       ----            -----
  Net increase (decrease)...  1,017      273     107       9      916     189      589     142        319               99
                              =====    =====     ===     ===    =====    ====    =====    ====       ====            =====
SERIES III POLICIES
Units issued................  1,594      366     153      51    1,350     348    1,137     251        486              115
Units redeemed..............    (13)      (1)    (17)     --      (26)     (1)      (7)     (1)       (22)              --
                              -----    -----     ---     ---    -----    ----    -----    ----       ----            -----
  Net increase (decrease)...  1,581      365     136      51    1,324     347    1,130     250        464              115
                              =====    =====     ===     ===    =====    ====    =====    ====       ====            =====


                                     NYLIAC VARIABLE ANNUITY SEPARATE ACCOUNT-IV



--------------------------------------------------------------------------------





                                                                                                  MAINSTAY VP
                                                MAINSTAY VP                       MAINSTAY VP       GROWTH
                                MAINSTAY VP      FLOATING        MAINSTAY VP         GROWTH        EQUITY--
                               CONVERTIBLE--      RATE--        GOVERNMENT--      ALLOCATION--      SERVICE
                               SERVICE CLASS   SERVICE CLASS    SERVICE CLASS    SERVICE CLASS       CLASS
                              --------------  --------------  ----------------  ---------------  ------------
                               2010     2009   2010     2009   2010      2009    2010      2009  2010    2009
                              -------------------------------------------------------------------------------


                                520    1,855    827    3,331   1,150     1,206     305    1,662    76      97
                               (455)    (237)  (751)    (552) (1,370)   (1,799) (1,026)    (919) (113)   (197)
                              -----    -----  -----    -----  ------    ------  ------    -----  ----    ----
                                 65    1,618     76    2,779    (220)     (593)   (721)     743   (37)   (100)
                              =====    =====  =====    =====  ======    ======  ======    =====  ====    ====

                                863      222  1,196      253     803       111     433       77    55       4
                                (17)      --    (14)      (1)    (56)       --     (11)      --    (8)     --
                              -----    -----  -----    -----  ------    ------  ------    -----  ----    ----
                                846      222  1,182      252     747       111     422       77    47       4
                              =====    =====  =====    =====  ======    ======  ======    =====  ====    ====

                              1,928      393  2,636      576   1,519       253   1,093      216   114      17
                                (45)      (1)  (281)     (21)   (256)       (1)    (20)      --    (9)     --
                              -----    -----  -----    -----  ------    ------  ------    -----  ----    ----
                              1,883      392  2,355      555   1,263       252   1,073      216   105      17
                              =====    =====  =====    =====  ======    ======  ======    =====  ====    ====


                                        MAINSTAY VP
                                        HIGH YIELD
                                         CORPORATE
                                          BOND--
                                       SERVICE CLASS
                              ------------------------------
                                   2010            2009
                              ------------------------------


                                   1,597           6,891
                                  (1,860)           (992)
                                  ------           -----
                                    (263)          5,899
                                  ======           =====

                                   3,312             785
                                     (54)             (3)
                                  ------           -----
                                   3,258             782
                                  ======           =====

                                   6,960           1,684
                                     (78)             (2)
                                  ------           -----
                                   6,882           1,682
                                  ======           =====






                                                                                   MAINSTAY VP     MAINSTAY VP
                                MAINSTAY VP     MAINSTAY VP      MAINSTAY VP        MODERATE         S&P 500
                                  MID CAP         MID CAP         MODERATE           GROWTH          INDEX--
                                 GROWTH--         VALUE--       ALLOCATION--      ALLOCATION--       SERVICE
                               SERVICE CLASS   SERVICE CLASS    SERVICE CLASS     SERVICE CLASS       CLASS
                              --------------  --------------  ----------------  ----------------  ------------
                              2010     2009   2010     2009    2010      2009    2010      2009   2010    2009
                              --------------------------------------------------------------------------------

                                --       262    --       238     731     2,491     430     2,905   298     491
                                --    (3,174)   --    (3,155) (1,084)   (1,126) (1,215)   (1,537) (500)   (399)
                                --    ------    --    ------  ------    ------  ------    ------  ----    ----
                                --    (2,912)   --    (2,917)   (353)    1,365    (785)    1,368  (202)     92
                                ==    ======    ==    ======  ======    ======  ======    ======  ====    ====

                                --        27    --        23   1,826       233   3,167       205   181      55
                                --       (27)   --       (23)    (30)       --      (6)       (5)   (7)     --
                                --    ------    --    ------  ------    ------  ------    ------  ----    ----
                                --        --    --        --   1,796       233   3,161       200   174      55
                                ==    ======    ==    ======  ======    ======  ======    ======  ====    ====

                                --        29    --        28   5,373       569   7,607       802   415      73
                                --       (29)   --       (28)    (45)       --     (52)       (2)  (25)     --
                                --    ------    --    ------  ------    ------  ------    ------  ----    ----
                                --        --    --        --   5,328       569   7,555       800   390      73
                                ==    ======    ==    ======  ======    ======  ======    ======  ====    ====


                                        MAINSTAY VP
                                         SMALL CAP
                                         GROWTH--
                                       SERVICE CLASS
                              ------------------------------
                                   2010            2009
                              ------------------------------

                                     --              178
                                     --           (1,677)
                                     --           ------
                                     --           (1,499)
                                     ==           ======

                                     --               16
                                     --              (16)
                                     --           ------
                                     --               --
                                     ==           ======

                                     --                7
                                     --               (7)
                                     --           ------
                                     --               --
                                     ==           ======


--------------------------------------------------------------------------------


                                                                                 COLUMBIA
                                                   ALGER                         SMALL CAP
                               MAINSTAY VP       SMALL CAP        CALVERT       VALUE FUND,            DREYFUS IP
                                U.S. SMALL       GROWTH--         VP SRI         VARIABLE              TECHNOLOGY
                                  CAP--           CLASS S        BALANCED         SERIE-                GROWTH--
                              SERVICE CLASS       SHARES         PORTFOLIO      S--CLASS B           SERVICE SHARES
                              -------------    ------------    ------------    ------------  ------------------------------
                              2010     2009    2010    2009    2010    2009    2010    2009       2010            2009
                              ---------------------------------------------------------------------------------------------

SERIES I POLICIES
Units issued................   140    1,376      26       5      59      56     329     249        346             617
Units redeemed..............  (339)     (68)   (155)   (173)    (43)    (24)   (220)    (85)      (229)            (61)
                              ----    -----    ----    ----     ---     ---    ----     ---       ----             ---
  Net increase (decrease)...  (199)   1,308    (129)   (168)     16      32     109     164        117             556
                              ====    =====    ====    ====     ===     ===    ====     ===       ====             ===
SERIES II POLICIES
Units issued................   153       42      --      --     183       5     225      28        281              53
Units redeemed..............   (12)      --      --      --      (4)     (1)    (14)     --        (20)             --
                              ----    -----    ----    ----     ---     ---    ----     ---       ----             ---
  Net increase (decrease)...   141       42      --      --     179       4     211      28        261              53
                              ====    =====    ====    ====     ===     ===    ====     ===       ====             ===
SERIES III POLICIES
Units issued................   277       77      --      --     398       7     264      40        510             135
Units redeemed..............   (13)      --      --      --      (3)     --     (12)     (1)       (33)             --
                              ----    -----    ----    ----     ---     ---    ----     ---       ----             ---
  Net increase (decrease)...   264       77      --      --     395       7     252      39        477             135
                              ====    =====    ====    ====     ===     ===    ====     ===       ====             ===






                                                                  NEUBERGER
                                 MFS(R)                          BERMAN AMT
                                RESEARCH          MFS(R)           MID-CAP          PIMCO                   ROYCE
                                SERIES--         UTILITIES         GROWTH        REAL RETURN              MICRO-CAP
                                 SERVICE         SERIES--        PORTFOLIO--     PORTFOLIO--             PORTFOLIO--
                                  CLASS        SERVICE CLASS       CLASS S      ADVISOR CLASS         INVESTMENT CLASS
                              ------------    --------------    ------------    -------------  ------------------------------
                              2010    2009     2010     2009    2010    2009       2010(A)          2010            2009
                              -----------------------------------------------------------------------------------------------
SERIES I POLICIES
Units issued................    29      63      197    1,143     140     108        1,446             326            544
Units redeemed..............   (44)    (25)    (901)    (841)   (140)   (118)         (69)           (506)          (173)
                               ---     ---    -----    -----    ----    ----        -----           -----           ----
  Net increase (decrease)...   (15)     38     (704)     302      --     (10)       1,377            (180)           371
                               ===     ===    =====    =====    ====    ====        =====           =====           ====
SERIES II POLICIES
Units issued................    19       7    1,104      244     114      18          888             521            110
Units redeemed..............    (3)     --      (15)      --      (6)     --          (20)            (12)            --
                               ---     ---    -----    -----    ----    ----        -----           -----           ----
  Net increase (decrease)...    16       7    1,089      244     108      18          868             509            110
                               ===     ===    =====    =====    ====    ====        =====           =====           ====
SERIES III POLICIES
Units issued................    53       7    2,282      529     144      14        1,428           1,011            296
Units redeemed..............    (3)     --      (14)      (1)    (18)     --          (21)            (33)            --
                               ---     ---    -----    -----    ----    ----        -----           -----           ----
  Net increase (decrease)...    50       7    2,268      528     126      14        1,407             978            296
                               ===     ===    =====    =====    ====    ====        =====           =====           ====



(a) For the period May 1, 2010 (Commencement of Investments) through December 31, 2010.

                                     NYLIAC VARIABLE ANNUITY SEPARATE ACCOUNT-IV



--------------------------------------------------------------------------------

                                                FIDELITY(R)
                                                    VIP       FIDELITY(R)    JANUS ASPEN    JANUS ASPEN
                                                  EQUITY-         VIP          BALANCED      WORLDWIDE
                              FIDELITY(R) VIP    INCOME--      MID CAP--     PORTFOLIO--    PORTFOLIO--
                              CONTRAFUND(R)--     SERVICE    SERVICE CLASS     SERVICE        SERVICE
                              SERVICE CLASS 2     CLASS 2          2            SHARES        SHARES
                              ---------------  ------------  -------------  -------------  ------------
                               2010      2009  2010    2009   2010    2009   2010    2009  2010    2009
                              -------------------------------------------------------------------------

                                 298    1,250   143     267    349     483    338     686   184     243
                              (1,031)    (884) (396)   (485)  (226)   (194)  (310)   (176) (169)    (77)
                              ------    -----  ----    ----  -----    ----  -----    ----  ----     ---
                                (733)     366  (253)   (218)   123     289     28     510    15     166
                              ======    =====  ====    ====  =====    ====  =====    ====  ====     ===

                               1,051      246   182      54    798     171  1,152     124   160      27
                                 (15)      --   (31)     --    (16)     --    (41)     --   (11)     --
                              ------    -----  ----    ----  -----    ----  -----    ----  ----     ---
                               1,036      246   151      54    782     171  1,111     124   149      27
                              ======    =====  ====    ====  =====    ====  =====    ====  ====     ===

                               1,436      379   344      99  1,467     273  2,175     267   320     131
                                  (7)     (63)  (15)     --    (19)     (1)  (101)     (1)  (25)     --
                              ------    -----  ----    ----  -----    ----  -----    ----  ----     ---
                               1,429      316   329      99  1,448     272  2,074     266   295     131
                              ======    =====  ====    ====  =====    ====  =====    ====  ====     ===


                                          MFS(R)
                                         INVESTORS
                                      TRUST SERIES--
                                       SERVICE CLASS
                              ------------------------------
                                   2010            2009
                              ------------------------------

                                     46              44
                                    (42)            (34)
                                    ---             ---
                                      4              10
                                    ===             ===

                                     21               2
                                     (3)             --
                                    ---             ---
                                     18               2
                                    ===             ===

                                     60              13
                                     (7)             --
                                    ---             ---
                                     53              13
                                    ===             ===






                                               T. ROWE         UIF
                              ROYCE SMALL-      PRICE        EMERGING                                 VICTORY
                                   CAP         EQUITY        MARKETS      VAN ECK VIP                   VIF
                               PORTFOLIO--     INCOME         EQUITY         GLOBAL                 DIVERSIFIED
                               INVESTMENT      PORTFO-     PORTFOLIO--        HARD                    STOCK--
                                  CLASS        LIO--II       CLASS II        ASSETS               CLASS A SHARES
                              ------------  ------------  -------------  -------------  ----------------------------------
                              2010    2009  2010    2009   2010    2009   2010    2009        2010              2009
                              --------------------------------------------------------------------------------------------


                               274     656   200     468    235     643    317     868          55               203
                              (255)   (286) (404)   (528)  (524)   (209)  (794)   (298)       (204)              (35)
                              ----    ----  ----    ----  -----    ----  -----    ----        ----               ---
                                19     370  (204)    (60)  (289)    434   (477)    570        (149)              168
                              ====    ====  ====    ====  =====    ====  =====    ====        ====               ===

                               446      99   464     106    743     188  1,200     263          67                10
                                (9)     --    (4)     --    (20)     --    (48)     --          (8)               --
                              ----    ----  ----    ----  -----    ----  -----    ----        ----               ---
                               437      99   460     106    723     188  1,152     263          59                10
                              ====    ====  ====    ====  =====    ====  =====    ====        ====               ===

                               616     271   511      96  1,561     525  2,422     757          86                12
                               (27)     --   (23)     --    (48)     (2)   (99)     (2)         (5)               --
                              ----    ----  ----    ----  -----    ----  -----    ----        ----               ---
                               589     271   488      96  1,513     523  2,323     755          81                12
                              ====    ====  ====    ====  =====    ====  =====    ====        ====               ===


NOTE 6--Financial Highlights (Net Assets and Units Outstanding in 000's):
--------------------------------------------------------------------------------

The following table presents financial highlights for each Investment Division as of December 31, 2010, 2009, 2008, 2007 and 2006:





                                                  MAINSTAY VP
                                                   BALANCED--
                                                 SERVICE CLASS
                                -----------------------------------------------
                                  2010     2009      2008      2007      2006
                                -----------------------------------------------


SERIES I POLICIES
Net Assets....................  $37,202   $35,249   $30,471   $45,343   $32,449
Units Outstanding.............    3,010     3,234     3,435     3,823     2,793
Variable Accumulation Unit
  Value.......................  $ 12.39   $ 10.93   $  8.90   $ 11.88   $ 11.58
Total Return..................    13.3%     22.8%    (25.0%)     2.6%     10.4%
Investment Income Ratio.......     1.2%      2.9%        --      2.2%      2.3%

SERIES II POLICIES
Net Assets....................  $ 3,859   $   245   $    --   $    --   $    --
Units Outstanding.............      321        23        --        --        --
Variable Accumulation Unit
  Value.......................  $ 12.03   $ 10.61   $    --   $    --   $    --
Total Return..................    13.3%      6.1%        --        --        --
Investment Income Ratio.......    12.2%      1.3%        --        --        --

SERIES III POLICIES
Net Assets....................  $11,563   $   743   $    --   $    --   $    --
Units Outstanding.............      943        62        --        --        --
Variable Accumulation Unit
  Value.......................  $ 12.31   $ 10.86   $    --   $    --   $    --
Total Return..................    13.3%      8.6%        --        --        --
Investment Income Ratio.......    14.2%      2.1%        --        --        --








                                                  MAINSTAY VP
                                                 COMMON STOCK--
                                                 SERVICE CLASS
                                -----------------------------------------------
                                  2010     2009      2008      2007      2006
                                -----------------------------------------------


SERIES I POLICIES
Net Assets....................  $20,426   $19,628   $14,871   $20,713   $10,931
Units Outstanding.............    1,457     1,573     1,454     1,281       710
Variable Accumulation Unit
  Value.......................  $ 14.05   $ 12.51   $ 10.25   $ 16.15   $ 15.39
Total Return..................    12.3%     22.1%    (36.5%)     4.9%     16.2%
Investment Income Ratio.......     1.4%      1.9%      1.3%      1.3%      0.5%

SERIES II POLICIES
Net Assets....................  $   667   $   160   $    --   $    --   $    --
Units Outstanding.............       55        15        --        --        --
Variable Accumulation Unit
  Value.......................  $ 12.22   $ 10.87   $    --   $    --   $    --
Total Return..................    12.3%      8.7%        --        --        --
Investment Income Ratio.......    31.3%      0.6%        --        --        --

SERIES III POLICIES
Net Assets....................  $ 1,314   $   432   $    --   $    --   $    --
Units Outstanding.............      105        35        --        --        --
Variable Accumulation Unit
  Value.......................  $ 12.50   $ 11.13   $    --   $    --   $    --
Total Return..................    12.3%     11.3%        --        --        --
Investment Income Ratio.......    50.5%      1.2%        --        --        --



Annualized percentages are shown for the Investment Income Ratio for all investment divisions in all periods.

During the year that an individual division commenced operations, Total Return is calculated from the date of commencement through the end of the year.

Charges and fees levied by NYLIAC are disclosed in Note 3.

                                     NYLIAC VARIABLE ANNUITY SEPARATE ACCOUNT-IV



--------------------------------------------------------------------------------








                        MAINSTAY VP
                          BOND--                                         MAINSTAY VP
                       SERVICE CLASS                                   CASH MANAGEMENT
      ----------------------------------------------  ------------------------------------------------
        2010     2009     2008      2007      2006      2010      2009      2008      2007      2006
      ------------------------------------------------------------------------------------------------



      $91,562  $74,630   $57,839   $34,806   $19,422  $116,450  $143,009  $177,537   $48,819   $18,765
        6,457    5,654     4,706     2,925     1,734   100,274   123,069   152,481    42,596    17,010
      $ 14.22  $ 13.22   $ 12.30   $ 11.88   $ 11.18  $   1.17  $   1.17  $   1.16   $  1.14   $  1.09
         7.6%     7.5%      3.5%      6.3%      4.3%      0.0%      0.0%      2.2%      4.8%      4.6%
         3.2%     4.6%      4.7%      4.2%      1.2%      0.0%      0.0%      1.7%      4.5%      4.4%


      $16,568  $ 2,606   $    --   $    --   $    --  $ 10,654  $  2,314  $     --   $    --   $    --
        1,500      253        --        --        --     1,046       228        --        --        --
      $ 11.05  $ 10.27   $    --   $    --   $    --  $  10.00  $  10.00  $     --   $    --   $    --
         7.6%     2.7%        --        --        --      0.0%      0.0%        --        --        --
        26.0%     2.9%        --        --        --     32.8%      0.0%        --        --        --


      $32,157  $ 4,029   $    --   $    --   $    --  $ 27,327  $  7,278  $     --   $    --   $    --
        2,894      384        --        --        --     2,659       725        --        --        --
      $ 11.05  $ 10.27   $    --   $    --   $    --  $  10.00  $  10.00  $     --   $    --   $    --
         7.6%     2.7%        --        --        --      0.0%      0.0%        --        --        --
        22.3%     3.8%        --        --        --     36.6%      0.0%        --        --        --







                         MAINSTAY VP                                      MAINSTAY VP
                  CONSERVATIVE ALLOCATION--                              CONVERTIBLE--
                        SERVICE CLASS                                    SERVICE CLASS
      ------------------------------------------------  -----------------------------------------------
        2010      2009      2008      2007      2006      2010      2009      2008      2007      2006
      -------------------------------------------------------------------------------------------------



      $105,901   $91,288   $66,600   $51,209   $12,984   $86,954   $73,137   $33,737   $34,342  $21,580
         8,361     8,058     7,163     4,477     1,207     5,041     4,976     3,358     2,220    1,601
      $  12.69   $ 11.35   $  9.31   $ 11.44   $ 10.67   $ 17.30   $ 14.71   $ 10.10   $ 15.44  $ 13.47
         11.7%     21.9%    (18.6%)     7.2%      6.7%     17.6%     45.7%    (34.6%)    14.6%    10.1%
          2.4%      3.1%      0.0%      4.0%      2.6%      2.8%      2.2%      2.3%      2.3%     2.6%


      $ 14,389   $ 2,628   $    --   $    --   $    --   $14,450   $ 2,553   $    --   $    --  $    --
         1,205       246        --        --        --     1,068       222        --        --       --
      $  11.96   $ 10.70   $    --   $    --   $    --   $ 13.54   $ 11.52   $    --   $    --  $    --
         11.7%      7.0%        --        --        --     17.6%     15.2%        --        --       --
         32.6%      1.6%        --        --        --     28.9%      1.3%        --        --       --


      $ 40,120   $ 4,802   $    --   $    --   $    --   $30,818   $ 4,653   $    --   $    --  $    --
         3,346       453        --        --        --     2,275       392        --        --       --
      $  11.88   $ 10.63   $    --   $    --   $    --   $ 13.54   $ 11.52   $    --   $    --  $    --
         11.7%      6.3%        --        --        --     17.6%     15.2%        --        --       --
         22.8%      1.1%        --        --        --     25.5%      1.2%        --        --       --

NOTE 6--Financial Highlights (Net Assets and Units Outstanding in 000's) (Continued):
--------------------------------------------------------------------------------




                                                   MAINSTAY VP
                                                 FLOATING RATE--
                                                  SERVICE CLASS
                                ------------------------------------------------
                                  2010      2009      2008      2007      2006
                                ------------------------------------------------


SERIES I POLICIES
Net Assets....................   $92,392   $84,944   $40,154   $58,459   $37,645
Units Outstanding.............     7,597     7,521     4,742     5,288     3,485
Variable Accumulation Unit
  Value.......................   $ 12.20   $ 11.31   $  8.49   $ 11.02   $ 10.77
Total Return..................      7.8%     33.3%    (23.0%)     2.3%      5.7%
Investment Income Ratio.......      3.8%      3.3%      5.1%      6.2%      5.8%

SERIES II POLICIES
Net Assets....................   $16,165   $ 2,745   $    --   $    --   $    --
Units Outstanding.............     1,434       252        --        --        --
Variable Accumulation Unit
  Value.......................   $ 11.28   $ 10.46   $    --   $    --   $    --
Total Return..................      7.8%      4.6%        --        --        --
Investment Income Ratio.......     29.1%      1.3%        --        --        --

SERIES III POLICIES
Net Assets....................   $32,788   $ 5,829   $    --   $    --   $    --
Units Outstanding.............     2,910       555        --        --        --
Variable Accumulation Unit
  Value.......................   $ 11.26   $ 10.44   $    --   $    --   $    --
Total Return..................      7.8%      4.4%        --        --        --
Investment Income Ratio.......     28.4%      1.2%        --        --        --







                                                   MAINSTAY VP
                                                 GROWTH EQUITY--
                                                  SERVICE CLASS
                                ------------------------------------------------
                                  2010      2009      2008      2007      2006
                                ------------------------------------------------


SERIES I POLICIES
Net Assets....................   $10,687   $9,983    $ 8,340   $12,938   $9,114
Units Outstanding.............       808      845        945       890      704
Variable Accumulation Unit
  Value.......................   $ 13.26   $11.84    $  8.85   $ 14.51   $12.94
Total Return..................     11.9%    72.4%     (39.0%)    12.1%     4.2%
Investment Income Ratio.......      0.3%     0.3%       0.3%        --     0.2%

SERIES II POLICIES
Net Assets....................   $   642   $   47    $    --   $    --   $   --
Units Outstanding.............        51        4         --        --       --
Variable Accumulation Unit
  Value.......................   $ 12.69   $11.34    $    --   $    --   $   --
Total Return..................     11.9%    13.4%         --        --       --
Investment Income Ratio.......     12.2%     0.1%         --        --       --

SERIES III POLICIES
Net Assets....................   $ 1,547   $  194    $    --   $    --   $   --
Units Outstanding.............       122       17         --        --       --
Variable Accumulation Unit
  Value.......................   $ 12.69   $11.34    $    --   $    --   $   --
Total Return..................     11.9%    13.4%         --        --       --
Investment Income Ratio.......     21.6%     0.0%         --        --       --


Annualized percentages are shown for the Investment Income Ratio for all investment divisions in all periods.

During the year that an individual division commenced operations, Total Return is calculated from the date of commencement through the end of the year.

Charges and fees levied by NYLIAC are disclosed in Note 3.

                                     NYLIAC VARIABLE ANNUITY SEPARATE ACCOUNT-IV



--------------------------------------------------------------------------------




                        MAINSTAY VP                                    MAINSTAY VP
                       GOVERNMENT--                                GROWTH ALLOCATION--
                       SERVICE CLASS                                  SERVICE CLASS
      ----------------------------------------------  ---------------------------------------------
        2010     2009     2008      2007      2006      2010     2009     2008      2007      2006
      ---------------------------------------------------------------------------------------------


      $69,233  $68,795   $75,666   $20,652   $13,260  $96,060  $90,782   $65,385   $73,680  $27,267
        5,080    5,300     5,893     1,765     1,204    8,545    9,266     8,523     5,913    2,392
      $ 13.66  $ 13.00   $ 12.83   $ 11.71   $ 11.01  $ 11.27  $  9.82   $  7.69   $ 12.35  $ 11.22
         5.1%     1.4%      9.5%      6.4%      3.8%    14.7%    27.7%    (37.7%)    10.1%    12.2%
         3.0%     3.3%      4.1%      5.3%      1.0%     1.0%     2.2%      0.6%      1.3%     1.5%


      $ 9,232  $ 1,147   $    --   $    --   $    --  $ 6,309  $   851   $    --   $    --  $    --
          858      111        --        --        --      499       77        --        --       --
      $ 10.77  $ 10.25   $    --   $    --   $    --  $ 12.67  $ 11.04   $    --   $    --  $    --
         5.1%     2.5%        --        --        --    14.7%    10.4%        --        --       --
        21.7%     2.0%        --        --        --    23.1%     1.4%        --        --       --


      $16,174  $ 2,581   $    --   $    --   $    --  $16,322  $ 2,413   $    --   $    --  $    --
        1,515      252        --        --        --    1,289      216        --        --       --
      $ 10.68  $ 10.17   $    --   $    --   $    --  $ 12.67  $ 11.04   $    --   $    --  $    --
         5.1%     1.7%        --        --        --    14.7%    10.4%        --        --       --
        26.7%     3.3%        --        --        --    24.1%     1.1%        --        --       --





                                     MAINSTAY VP                                                  MAINSTAY VP
                             HIGH YIELD CORPORATE BOND--                                     ICAP SELECT EQUITY--
                                    SERVICE CLASS                                                SERVICE CLASS
      ------------------------------------------------------------------------  ----------------------------------------------
            2010              2009              2008          2007      2006      2010      2009      2008     2007      2006
      ------------------------------------------------------------------------------------------------------------------------


          $277,038          $250,536          $113,302      $133,734   $84,029  $146,718  $131,647  $67,705   $53,113  $10,141
            16,195            16,458            10,559         9,450     6,045     9,803    10,369    6,889     3,326      678
          $  17.14          $  15.25          $  10.71      $  14.14   $ 13.86  $  15.00  $  12.73  $  9.86   $ 15.85  $ 14.86
             12.4%             42.5%            (24.3%)         2.1%     11.8%     17.8%     29.1%   (37.7%)     6.6%    19.0%
              5.8%              8.4%              9.6%          7.4%      2.2%      0.7%      1.6%     0.5%      0.6%     0.2%


          $ 50,388          $  8,548          $     --      $     --   $    --  $ 16,894  $  3,079  $    --   $    --  $    --
             4,040               782                --            --        --     1,290       273       --        --       --
          $  12.50          $  11.12          $     --      $     --   $    --  $  13.10  $  11.12  $    --   $    --  $    --
             12.4%             11.2%                --            --        --     17.8%     11.2%       --        --       --
             28.9%              5.1%                --            --        --     30.1%      0.6%       --        --       --


          $107,153          $ 18,782          $     --      $     --   $    --  $ 25,559  $  4,142  $    --   $    --  $    --
             8,564             1,682                --            --        --     1,946       365       --        --       --
          $  12.43          $  11.06          $     --      $     --   $    --  $  13.17  $  11.17  $    --   $    --  $    --
             12.4%             10.6%                --            --        --     17.8%     11.7%       --        --       --
             30.0%              4.4%                --            --        --     27.5%      1.1%       --        --       --

NOTE 6--Financial Highlights (Net Assets and Units Outstanding in 000's) (Continued):
--------------------------------------------------------------------------------




                                                  MAINSTAY VP
                                                INCOME BUILDER--
                                                 SERVICE CLASS
                                -----------------------------------------------
                                  2010     2009      2008      2007      2006
                                -----------------------------------------------

SERIES I POLICIES
Net Assets....................  $13,362   $10,097   $ 8,062   $11,045   $8,400
Units Outstanding.............      925       800       788       781      640
Variable Accumulation Unit
  Value.......................  $ 14.48   $ 12.65   $ 10.26   $ 14.08   $13.13
Total Return..................    14.5%     23.2%    (27.1%)     7.2%     9.2%
Investment Income Ratio.......     3.1%      3.5%      3.1%      2.2%     0.5%

SERIES II POLICIES
Net Assets....................  $ 1,470   $    95   $    --   $    --   $   --
Units Outstanding.............      116         9        --        --       --
Variable Accumulation Unit
  Value.......................  $ 12.69   $ 11.08   $    --   $    --   $   --
Total Return..................    14.5%     10.8%        --        --       --
Investment Income Ratio.......    13.2%      2.5%        --        --       --

SERIES III POLICIES
Net Assets....................  $ 2,355   $   562   $    --   $    --   $   --
Units Outstanding.............      187        51        --        --       --
Variable Accumulation Unit
  Value.......................  $ 12.63   $ 11.03   $    --   $    --   $   --
Total Return..................    14.5%     10.3%        --        --       --
Investment Income Ratio.......    41.6%      2.8%        --        --       --







                                                  MAINSTAY VP
                                                MID CAP CORE--
                                                 SERVICE CLASS
                                ----------------------------------------------
                                  2010     2009     2008      2007      2006
                                ----------------------------------------------


SERIES I POLICIES
Net Assets....................  $97,723  $87,726   $31,502   $50,418   $30,960
Units Outstanding.............    5,564    6,163     3,023     2,778     1,780
Variable Accumulation Unit
  Value.......................  $ 17.60  $ 14.27   $ 10.45   $ 18.14   $ 17.31
Total Return..................    23.3%    36.6%    (42.4%)     4.8%     14.7%
Investment Income Ratio.......     0.3%     0.2%      0.0%      0.3%        --

SERIES II POLICIES
Net Assets....................  $ 5,951  $ 1,164   $    --   $    --   $    --
Units Outstanding.............      418       99        --        --        --
Variable Accumulation Unit
  Value.......................  $ 14.26  $ 11.56   $    --   $    --   $    --
Total Return..................    23.3%    15.6%        --        --        --
Investment Income Ratio.......    31.6%     0.1%        --        --        --

SERIES III POLICIES
Net Assets....................  $ 8,063  $ 1,319   $    --   $    --   $    --
Units Outstanding.............      579      115        --        --        --
Variable Accumulation Unit
  Value.......................  $ 13.97  $ 11.33   $    --   $    --   $    --
Total Return..................    23.3%    13.3%        --        --        --
Investment Income Ratio.......    27.1%     0.1%        --        --        --


Annualized percentages are shown for the Investment Income Ratio for all investment divisions in all periods.

During the year that an individual division commenced operations, Total Return is calculated from the date of commencement through the end of the year.

Charges and fees levied by NYLIAC are disclosed in Note 3.

                                     NYLIAC VARIABLE ANNUITY SEPARATE ACCOUNT-IV



--------------------------------------------------------------------------------




                         MAINSTAY VP                                     MAINSTAY VP
                   INTERNATIONAL EQUITY--                             LARGE CAP GROWTH--
                        SERVICE CLASS                                   SERVICE CLASS
      ------------------------------------------------  ---------------------------------------------
        2010      2009      2008      2007      2006      2010     2009     2008     2007      2006
      -----------------------------------------------------------------------------------------------

      $106,009  $101,729   $85,486  $101,083   $54,334  $56,631  $46,865  $26,590   $25,083   $9,060
         5,841     5,866     5,872     5,119     2,878    4,155    3,983    3,163     1,806      790
      $  18.19  $  17.39   $ 14.60  $  19.70   $ 18.82  $ 13.65  $ 11.78  $  8.43   $ 13.81   $11.41
          4.6%     19.1%    (25.9%)     4.7%     31.0%    15.9%    39.7%   (38.9%)    21.0%     7.0%
          3.1%      7.1%      1.3%      0.6%      0.3%       --       --       --        --       --


      $ 12,627  $  2,158   $    --  $     --   $    --  $ 9,862  $ 1,754  $    --   $    --   $   --
         1,105       189        --        --        --      731      142       --        --       --
      $  11.43  $  10.93   $    --  $     --   $    --  $ 13.50  $ 11.65  $    --   $    --   $   --
          4.6%      9.3%        --        --        --    15.9%    16.5%       --        --       --
         28.3%      3.3%        --        --        --    28.5%       --       --        --       --


      $ 19,310  $  3,946   $    --  $     --   $    --  $18,421  $ 2,879  $    --   $    --   $   --
         1,671       347        --        --        --    1,380      250       --        --       --
      $  11.57  $  11.06   $    --  $     --   $    --  $ 13.37  $ 11.53  $    --   $    --   $   --
          4.6%     10.6%        --        --        --    15.9%    15.3%       --        --       --
         32.1%      5.4%        --        --        --    25.6%       --       --        --       --







                        MAINSTAY VP                                    MAINSTAY VP
                     MID CAP GROWTH--                                MID CAP VALUE--
                       SERVICE CLASS                                  SERVICE CLASS
      ----------------------------------------------  ---------------------------------------------
        2010     2009     2008      2007      2006      2010     2009     2008     2007      2006
      ---------------------------------------------------------------------------------------------

        $--      $--     $32,785   $57,638   $38,503      $--      $--  $30,705   $46,890   $36,644
         --       --       2,912     2,810     2,170       --       --    2,917     2,988     2,301
        $--      $--     $ 11.29   $ 20.46   $ 17.72      $--      $--  $ 10.57   $ 15.68   $ 15.90
         --       --      (44.8%)    15.5%      9.0%       --       --   (32.6%)    (1.4%)    13.8%
         --       --          --        --        --       --       --     1.4%      0.9%        --


        $--      $--     $    --   $    --   $    --      $--      $--  $    --   $    --   $    --
         --       --          --        --        --       --       --       --        --        --
        $--      $--     $    --   $    --   $    --      $--      $--  $    --   $    --   $    --
         --       --          --        --        --       --       --       --        --        --
         --       --          --        --        --       --       --       --        --        --


        $--      $--     $    --   $    --   $    --      $--      $--  $    --   $    --   $    --
         --       --          --        --        --       --       --       --        --        --
        $--      $--     $    --   $    --   $    --      $--      $--  $    --   $    --   $    --
         --       --          --        --        --       --       --       --        --        --
         --       --          --        --        --       --       --       --        --        --

NOTE 6--Financial Highlights (Net Assets and Units Outstanding in 000's) (Continued):
--------------------------------------------------------------------------------




                                                   MAINSTAY VP
                                              MODERATE ALLOCATION--
                                                  SERVICE CLASS
                                ------------------------------------------------
                                  2010      2009      2008      2007      2006
                                ------------------------------------------------

SERIES I POLICIES
Net Assets....................  $142,876  $130,482   $93,445   $78,007   $29,581
Units Outstanding.............    11,665    12,018    10,653     6,580     2,701
Variable Accumulation Unit
  Value.......................  $  12.28  $  10.88   $  8.78   $ 11.76   $ 10.84
Total Return..................     12.8%     24.0%    (25.4%)     8.5%      8.4%
Investment Income Ratio.......      2.0%      2.7%      0.3%      2.8%      2.0%

SERIES II POLICIES
Net Assets....................  $ 24,992  $  2,548   $    --   $    --   $    --
Units Outstanding.............     2,029       233        --        --        --
Variable Accumulation Unit
  Value.......................  $  12.33  $  10.93   $    --   $    --   $    --
Total Return..................     12.8%      9.3%        --        --        --
Investment Income Ratio.......     19.5%      1.1%        --        --        --

SERIES III POLICIES
Net Assets....................  $ 71,889  $  6,215   $    --   $    --   $    --
Units Outstanding.............     5,897       569        --        --        --
Variable Accumulation Unit
  Value.......................  $  12.18  $  10.80   $    --   $    --   $    --
Total Return..................     12.8%      8.0%        --        --        --
Investment Income Ratio.......     17.1%      1.0%        --        --        --







                                                MAINSTAY VP
                                             SMALL CAP GROWTH--
                                               SERVICE CLASS
                                -------------------------------------------
                                  2010   2009    2008      2007      2006
                                -------------------------------------------

SERIES I POLICIES
Net Assets....................      $--   $--   $11,978   $19,582   $18,253
Units Outstanding.............       --    --     1,499     1,462     1,313
Variable Accumulation Unit
  Value.......................      $--   $--   $  8.03   $ 13.40   $ 13.88
Total Return..................       --    --    (40.1%)    (3.4%)     6.1%
Investment Income Ratio.......       --    --        --        --        --

SERIES II POLICIES
Net Assets....................      $--   $--   $    --   $    --   $    --
Units Outstanding.............       --    --        --        --        --
Variable Accumulation Unit
  Value.......................      $--   $--   $    --   $    --   $    --
Total Return..................       --    --        --        --        --
Investment Income Ratio.......       --    --        --        --        --

SERIES III POLICIES
Net Assets....................      $--   $--   $    --   $    --   $    --
Units Outstanding.............       --    --        --        --        --
Variable Accumulation Unit
  Value.......................      $--   $--   $    --   $    --   $    --
Total Return..................       --    --        --        --        --
Investment Income Ratio.......       --    --        --        --        --



Annualized percentages are shown for the Investment Income Ratio for all investment divisions in all periods.

During the year that an individual division commenced operations, Total Return is calculated from the date of commencement through the end of the year.

Charges and fees levied by NYLIAC are disclosed in Note 3.

                                     NYLIAC VARIABLE ANNUITY SEPARATE ACCOUNT-IV



--------------------------------------------------------------------------------



                         MAINSTAY VP
                       MODERATE GROWTH                                   MAINSTAY VP
                        ALLOCATION--                                   S&P 500 INDEX--
                        SERVICE CLASS                                   SERVICE CLASS
      ------------------------------------------------  ---------------------------------------------
        2010      2009      2008      2007      2006      2010     2009     2008     2007      2006
      -----------------------------------------------------------------------------------------------

      $178,773  $164,894  $117,840  $121,306   $47,438  $62,916  $57,516  $44,477   $67,171   $49,694
        15,160    15,945    14,577    10,088     4,262    4,514    4,716    4,624     4,355     3,378
      $  11.82  $  10.36  $   8.09  $  12.01   $ 11.01  $ 13.97  $ 12.20  $  9.69   $ 15.42   $ 14.69
         14.0%     28.1%    (32.6%)     9.1%     10.1%    14.4%    25.9%   (37.2%)     5.0%     15.2%
          1.4%      2.7%      0.5%      2.2%      2.0%     1.6%     2.6%     2.1%      1.5%      0.4%


      $ 42,103  $  2,198  $     --  $     --   $    --  $ 2,951  $   622  $    --   $    --   $    --
         3,361       200        --        --        --      229       55       --        --        --
      $  12.50  $  10.96  $     --  $     --   $    --  $ 12.89  $ 11.26  $    --   $    --   $    --
         14.0%      9.6%        --        --        --    14.4%    12.6%       --        --        --
         12.0%      1.5%        --        --        --    34.1%     1.6%       --        --        --


      $107,815  $  9,057  $     --  $     --   $    --  $ 5,933  $   817  $    --   $    --   $    --
         8,355       800        --        --        --      463       73       --        --        --
      $  12.87  $  11.28  $     --  $     --   $    --  $ 12.81  $ 11.20  $    --   $    --   $    --
         14.0%     12.8%        --        --        --    14.4%    12.0%       --        --        --
         17.7%      1.9%        --        --        --    22.5%     1.7%       --        --        --







                        MAINSTAY VP                                        ALGER
                     U.S. SMALL CAP--                                SMALL CAP GROWTH--
                       SERVICE CLASS                                   CLASS S SHARES
      ----------------------------------------------  -----------------------------------------------
        2010     2009     2008      2007      2006      2010     2009      2008      2007      2006
      -----------------------------------------------------------------------------------------------

      $44,391  $38,280   $13,934   $22,164   $8,389   $19,986   $18,082   $14,338   $30,933   $23,631
        2,470    2,669     1,361     1,128      582       980     1,109     1,277     1,466     1,302
      $ 18.01  $ 14.44   $ 10.26   $ 19.49   $14.36   $ 20.43   $ 16.35   $ 11.27   $ 21.15   $ 18.08
        24.7%    59.3%    (47.3%)    35.8%    12.4%     24.9%     45.1%    (46.7%)    16.9%     19.7%

           --       --        --        --       --        --        --        --        --        --

      $ 2,604  $   483   $    --   $    --   $   --   $    --   $    --   $    --   $    --   $    --
          183       42        --        --       --        --        --        --        --        --
      $ 14.20  $ 11.38   $    --   $    --   $   --   $    --   $    --   $    --   $    --   $    --
        24.7%    13.8%        --        --       --        --        --        --        --        --
        30.4%       --        --        --       --        --        --        --        --        --


      $ 4,784  $   883   $    --   $    --   $   --   $    --   $    --   $    --   $    --   $    --
          341       77        --        --       --        --        --        --        --        --
      $ 14.03  $ 11.25   $    --   $    --   $   --   $    --   $    --   $    --   $    --   $    --
        24.7%    12.5%        --        --       --        --        --        --        --        --
        30.5%       --        --        --       --        --        --        --        --        --

NOTE 6--Financial Highlights (Net Assets and Units Outstanding in 000's) (Continued):
--------------------------------------------------------------------------------




                                                   CALVERT
                                                   VP SRI
                                             BALANCED PORTFOLIO
                                --------------------------------------------
                                 2010    2009     2008      2007      2006
                                --------------------------------------------

SERIES I POLICIES
Net Assets....................  $5,731  $4,926   $ 3,640   $4,644    $3,648
Units Outstanding.............     450     434       402      352       283
Variable Accumulation Unit
  Value.......................  $12.75  $11.37   $  9.08   $13.22    $12.86
Total Return..................   12.1%   25.3%    (31.3%)    2.8%      8.8%
Investment Income Ratio.......    1.5%    2.4%      2.8%     2.7%      2.8%

SERIES II POLICIES
Net Assets....................  $2,247  $   48   $    --   $   --    $   --
Units Outstanding.............     183       4        --       --        --
Variable Accumulation Unit
  Value.......................  $12.27  $10.95   $    --   $   --    $   --
Total Return..................   12.1%    9.5%        --       --        --
Investment Income Ratio.......    5.0%    3.0%        --       --        --

SERIES III POLICIES
Net Assets....................  $4,874  $   73   $    --   $   --    $   --
Units Outstanding.............     402       7        --       --        --
Variable Accumulation Unit
  Value.......................  $11.97  $10.68   $    --   $   --    $   --
Total Return..................   12.1%    6.8%        --       --        --
Investment Income Ratio.......    4.3%    4.6%        --       --        --







                                                 FIDELITY(R) VIP
                                                 CONTRAFUND(R)--
                                                 SERVICE CLASS 2
                                ------------------------------------------------
                                  2010      2009      2008      2007      2006
                                ------------------------------------------------


SERIES I POLICIES
Net Assets....................  $164,104  $151,306  $107,555  $151,634   $83,381
Units Outstanding.............     9,314    10,047     9,681     7,781     5,010
Variable Accumulation Unit
  Value.......................  $  17.66  $  15.10  $  11.15  $  19.45   $ 16.58
Total Return..................     16.9%     35.5%    (42.7%)    17.3%     11.4%
Investment Income Ratio.......      1.0%      1.2%      0.9%      0.9%      1.1%

SERIES II POLICIES
Net Assets....................  $ 17,114  $  2,927  $     --  $     --   $    --
Units Outstanding.............     1,282       246        --        --        --
Variable Accumulation Unit
  Value.......................  $  13.37  $  11.43  $     --  $     --   $    --
Total Return..................     16.9%     14.3%        --        --        --
Investment Income Ratio.......     28.5%      2.1%        --        --        --

SERIES III POLICIES
Net Assets....................  $ 23,426  $  3,705  $     --  $     --   $    --
Units Outstanding.............     1,745       316        --        --        --
Variable Accumulation Unit
  Value.......................  $  13.42  $  11.48  $     --  $     --   $    --
Total Return..................     16.9%     14.8%        --        --        --
Investment Income Ratio.......     25.5%      1.2%        --        --        --


Annualized percentages are shown for the Investment Income Ratio for all investment divisions in all periods.

During the year that an individual division commenced operations, Total Return is calculated from the date of commencement through the end of the year.

Charges and fees levied by NYLIAC are disclosed in Note 3.

                                     NYLIAC VARIABLE ANNUITY SEPARATE ACCOUNT-IV



--------------------------------------------------------------------------------



                         COLUMBIA
                   SMALL CAP VALUE FUND,                                DREYFUS IP
                     VARIABLE SERIES--                              TECHNOLOGY GROWTH--
                          CLASS B                                     SERVICE SHARES
      ----------------------------------------------  ----------------------------------------------
        2010     2009     2008      2007      2006      2010     2009     2008      2007      2006
      ----------------------------------------------------------------------------------------------


      $25,431  $18,826   $13,615   $18,097   $13,367  $28,127  $20,218   $ 8,333   $11,697   $7,293
        1,782    1,673     1,509     1,438     1,030    1,704    1,587     1,031       846      603
      $ 14.30  $ 11.31   $  9.05   $ 12.59   $ 12.93  $ 16.52  $ 12.75   $  8.11   $ 13.81   $12.07
        26.5%    25.0%    (28.2%)    (2.6%)    19.4%    29.7%    57.1%    (41.2%)    14.4%     4.0%
         1.1%     0.9%      0.5%      0.3%      0.4%       --     0.1%        --        --       --


      $ 3,318  $   312   $    --   $    --   $    --  $ 4,875  $   668   $    --   $    --   $   --
          239       28        --        --        --      314       53        --        --       --
      $ 13.91  $ 11.00   $    --   $    --   $    --  $ 15.52  $ 11.97   $    --   $    --   $   --
        26.5%    10.0%        --        --        --    29.7%    19.7%        --        --       --
        17.7%       --        --        --        --    23.5%       --        --        --       --


      $ 4,044  $   442   $    --   $    --   $    --  $ 9,517  $ 1,593   $    --   $    --   $   --
          291       39        --        --        --      612      135        --        --       --
      $ 13.90  $ 10.99   $    --   $    --   $    --  $ 15.26  $ 11.77   $    --   $    --   $   --
        26.5%     9.9%        --        --        --    29.7%    17.7%        --        --       --
        20.8%       --        --        --        --    27.7%       --        --        --       --






                      FIDELITY(R) VIP                                 FIDELITY(R) VIP
                      EQUITY-INCOME--                                    MID CAP--
                      SERVICE CLASS 2                                 SERVICE CLASS 2
      ----------------------------------------------  -----------------------------------------------
        2010     2009      2008      2007      2006     2010     2009      2008      2007      2006
      -----------------------------------------------------------------------------------------------


      $45,420   $42,428   $34,541   $57,443  $35,470  $92,609   $69,799   $46,013   $66,993   $40,507
        3,442     3,695     3,913     3,703    2,312    3,869     3,746     3,457     3,029     2,108
      $ 13.23   $ 11.51   $  8.86   $ 15.50  $ 15.30  $ 23.99   $ 18.66   $ 13.35   $ 22.11   $ 19.17
        14.9%     29.9%    (42.8%)     1.3%    19.9%    28.6%     39.8%    (39.6%)    15.3%     12.4%
         1.6%      2.1%      2.5%      1.9%     3.0%     0.1%      0.5%      0.2%      0.5%      0.1%


      $ 2,630   $   607   $    --   $    --  $    --  $13,911   $ 1,954   $    --   $    --   $    --
          205        54        --        --       --      953       171        --        --        --
      $ 12.84   $ 11.17   $    --   $    --  $    --  $ 14.57   $ 11.33   $    --   $    --   $    --
        14.9%     11.7%        --        --       --    28.6%     13.3%        --        --        --
        34.1%      3.1%        --        --       --    24.4%      0.7%        --        --        --


      $ 5,427   $ 1,096   $    --   $    --  $    --  $25,175   $ 3,149   $    --   $    --   $    --
          428        99        --        --       --    1,720       272        --        --        --
      $ 12.70   $ 11.05   $    --   $    --  $    --  $ 14.65   $ 11.39   $    --   $    --   $    --
        14.9%     10.5%        --        --       --    28.6%     13.9%        --        --        --
        32.9%      2.4%        --        --       --    22.0%      0.7%        --        --        --

NOTE 6--Financial Highlights (Net Assets and Units Outstanding in 000's) (Continued):
--------------------------------------------------------------------------------




                                                  JANUS ASPEN
                                             BALANCED PORTFOLIO--
                                                SERVICE SHARES
                                ----------------------------------------------
                                  2010     2009     2008      2007      2006
                                ----------------------------------------------

SERIES I POLICIES
Net Assets....................  $51,066  $46,781   $30,822   $27,363   $17,360
Units Outstanding.............    2,972    2,944     2,434     1,809     1,267
Variable Accumulation Unit
  Value.......................  $ 17.22  $ 15.93   $ 12.68   $ 15.11   $ 13.70
Total Return..................     8.1%    25.6%    (16.1%)    10.3%     10.4%
Investment Income Ratio.......     2.6%     2.8%      2.6%      2.4%      2.1%

SERIES II POLICIES
Net Assets....................  $14,553  $ 1,405   $    --   $    --   $    --
Units Outstanding.............    1,235      124        --        --        --
Variable Accumulation Unit
  Value.......................  $ 11.79  $ 10.91   $    --   $    --   $    --
Total Return..................     8.1%     9.1%        --        --        --
Investment Income Ratio.......    17.9%     1.8%        --        --        --

SERIES III POLICIES
Net Assets....................  $27,504  $ 2,922   $    --   $    --   $    --
Units Outstanding.............    2,340      266        --        --        --
Variable Accumulation Unit
  Value.......................  $ 11.72  $ 10.84   $    --   $    --   $    --
Total Return..................     8.1%     8.4%        --        --        --
Investment Income Ratio.......    20.2%     1.9%        --        --        --







                                                   MFS(R)
                                              RESEARCH SERIES--
                                                SERVICE CLASS
                                --------------------------------------------
                                 2010     2009      2008      2007     2006
                                --------------------------------------------

SERIES I POLICIES
Net Assets....................  $5,418   $4,887    $ 3,353   $4,545   $2,574
Units Outstanding.............     344      359        321      277      176
Variable Accumulation Unit
  Value.......................  $15.76   $13.63    $ 10.47   $16.42   $14.54
Total Return..................   15.6%    30.2%     (36.3%)   12.9%    10.2%
Investment Income Ratio.......    0.7%     1.1%       0.3%     0.4%     0.3%

SERIES II POLICIES
Net Assets....................  $  293   $   74    $    --   $   --   $   --
Units Outstanding.............      23        7         --       --       --
Variable Accumulation Unit
  Value.......................  $12.87   $11.13    $    --   $   --   $   --
Total Return..................   15.6%    11.3%         --       --       --
Investment Income Ratio.......   35.7%       --         --       --       --

SERIES III POLICIES
Net Assets....................  $  731   $   75    $    --   $   --   $   --
Units Outstanding.............      57        7         --       --       --
Variable Accumulation Unit
  Value.......................  $12.91   $11.17    $    --   $   --   $   --
Total Return..................   15.6%    11.7%         --       --       --
Investment Income Ratio.......   16.3%       --         --       --       --


Annualized percentages are shown for the Investment Income Ratio for all investment divisions in all periods.

During the year that an individual division commenced operations, Total Return is calculated from the date of commencement through the end of the year.

Charges and fees levied by NYLIAC are disclosed in Note 3.

                                     NYLIAC VARIABLE ANNUITY SEPARATE ACCOUNT-IV



--------------------------------------------------------------------------------




                       JANUS ASPEN                                      MFS(R)
                  WORLDWIDE PORTFOLIO--                        INVESTORS TRUST SERIES--
                      SERVICE SHARES                                 SERVICE CLASS
      ---------------------------------------------  --------------------------------------------
        2010     2009      2008      2007     2006    2010     2009      2008      2007     2006
      -------------------------------------------------------------------------------------------


      $17,988   $15,393   $ 9,789   $14,003  $7,258  $3,382   $3,000    $ 2,258   $2,401   $1,639
        1,349     1,334     1,168       910     519     231      227        217      154      115
      $ 13.36   $ 11.57   $  8.42   $ 15.25  $13.95  $14.64   $13.21    $ 10.44   $15.63   $14.22
        15.5%     37.4%    (44.8%)     9.4%   17.9%   10.9%    26.6%     (33.3%)   10.0%    12.7%
         0.5%      1.3%      1.1%      0.6%    1.7%    1.0%     1.3%       0.5%     0.5%     0.2%


      $ 2,310   $   315   $    --   $    --  $   --  $  239   $   19    $    --   $   --   $   --
          176        27        --        --      --      20        2         --       --       --
      $ 13.12   $ 11.35   $    --   $    --  $   --  $11.68   $10.53    $    --   $   --   $   --
        15.5%     13.5%        --        --      --   10.9%     5.3%         --       --       --
        21.2%      0.9%        --        --      --   16.2%       --         --       --       --


      $ 5,378   $ 1,430   $    --   $    --  $   --  $  811   $  150    $    --   $   --   $   --
          426       131        --        --      --      66       13         --       --       --
      $ 12.66   $ 10.96   $    --   $    --  $   --  $12.36   $11.15    $    --   $   --   $   --
        15.5%      9.6%        --        --      --   10.9%    11.5%         --       --       --
        38.3%      0.6%        --        --      --   27.0%       --         --       --       --







                           MFS(R)                                    NEUBERGER BERMAN AMT
                     UTILITIES SERIES--                           MID-CAP GROWTH PORTFOLIO--
                       SERVICE CLASS                                       CLASS S
      -----------------------------------------------  -----------------------------------------------
        2010      2009      2008      2007      2006     2010     2009      2008      2007      2006
      ------------------------------------------------------------------------------------------------


      $190,758  $182,983  $132,694  $171,544  $68,838  $18,925   $14,639   $11,270   $17,927   $5,644
         7,965     8,669     8,367     6,684    3,422    1,056     1,056     1,066       950      366
      $  24.01  $  21.15  $  15.92  $  25.59  $ 20.07  $ 17.95   $ 13.94   $ 10.61   $ 18.79   $15.38
         13.5%     32.9%    (37.8%)    27.6%    31.0%    28.7%     31.3%    (43.5%)    22.2%    14.5%
          3.1%      4.5%      1.2%      0.6%     1.5%       --        --        --        --       --


      $ 17,072  $  2,789  $     --  $     --  $    --  $ 1,825   $   203   $    --   $    --   $   --
         1,333       244        --        --       --      126        18        --        --       --
      $  12.82  $  11.30  $     --  $     --  $    --  $ 14.49   $ 11.25   $    --   $    --   $   --
         13.5%     13.0%        --        --       --    28.7%     12.5%        --        --       --
         26.5%        --        --        --       --    23.0%        --        --        --       --


      $ 35,879  $  6,040  $     --  $     --  $    --  $ 2,048   $   164   $    --   $    --   $   --
         2,796       528        --        --       --      140        14        --        --       --
      $  12.87  $  11.34  $     --  $     --  $    --  $ 14.65   $ 11.38   $    --   $    --   $   --
         13.5%     13.4%        --        --       --    28.7%     13.8%        --        --       --
         26.4%        --        --        --       --    16.1%        --        --        --       --

NOTE 6--Financial Highlights (Net Assets and Units Outstanding in 000's) (Continued):
--------------------------------------------------------------------------------



                                    PIMCO
                                 REAL RETURN                        ROYCE
                                 PORTFOLIO--                MICRO-CAP PORTFOLIO--
                                ADVISOR CLASS                 INVESTMENT CLASS
                                -------------  ----------------------------------------------
                                     2010        2010      2009      2008      2007     2006
                                -------------------------------------------------------------

SERIES I POLICIES
Net Assets....................     $14,325      $64,178   $51,857   $29,534  $37,445  $16,410
Units Outstanding.............       1,377        3,574     3,754     3,383    2,407    1,098
Variable Accumulation Unit
  Value.......................     $ 10.40      $ 17.98   $ 13.84   $  8.75  $ 15.43  $ 14.84
Total Return..................        4.0%        30.0%     58.0%    (43.3%)    4.0%    21.1%
Investment Income Ratio.......        0.7%         1.9%        --      3.1%     1.9%     0.3%

SERIES II POLICIES
Net Assets....................     $ 9,047      $ 9,534   $ 1,369   $    --  $    --  $    --
Units Outstanding.............         868          619       110        --       --       --
Variable Accumulation Unit
  Value.......................     $ 10.40      $ 15.39   $ 11.84   $    --  $    --  $    --
Total Return..................        4.0%        30.0%     18.4%        --       --       --
Investment Income Ratio.......          --        24.9%        --        --       --       --

SERIES III POLICIES
Net Assets....................     $14,850      $19,890   $ 3,591   $    --  $    --  $    --
Units Outstanding.............       1,407        1,274       296        --       --       --
Variable Accumulation Unit
  Value.......................     $ 10.40      $ 15.64   $ 12.03   $    --  $    --  $    --
Total Return..................        4.0%        30.0%     20.3%        --       --       --
Investment Income Ratio.......          --        29.3%        --        --       --       --





                                                       UIF
                                                    EMERGING
                                                     MARKETS
                                                     EQUITY
                                                   PORTFOLIO--
                                                    CLASS II
                                ------------------------------------------------
                                  2010      2009      2008      2007      2006
                                ------------------------------------------------


SERIES I POLICIES
Net Assets....................  $119,936  $108,915   $56,863   $94,355   $38,547
Units Outstanding.............     3,683     3,972     3,538     2,520     1,445
Variable Accumulation Unit
  Value.......................  $  32.66  $  27.46   $ 16.14   $ 37.31   $ 26.56
Total Return..................     18.9%     70.1%    (56.7%)    40.5%     37.2%
Investment Income Ratio.......      0.6%        --        --      0.4%      0.7%

SERIES II POLICIES
Net Assets....................  $ 12,947  $  2,258   $    --   $    --   $    --
Units Outstanding.............       911       188        --        --        --
Variable Accumulation Unit
  Value.......................  $  14.22  $  11.95   $    --   $    --   $    --
Total Return..................     18.9%     19.5%        --        --        --
Investment Income Ratio.......     27.1%        --        --        --        --

SERIES III POLICIES
Net Assets....................  $ 27,991  $  6,085   $    --   $    --   $    --
Units Outstanding.............     2,036       523        --        --        --
Variable Accumulation Unit
  Value.......................  $  13.78  $  11.59   $    --   $    --   $    --
Total Return..................     18.9%     15.9%        --        --        --
Investment Income Ratio.......     31.8%        --        --        --        --


Annualized percentages are shown for the Investment Income Ratio for all investment divisions in all periods.

During the year that an individual division commenced operations, Total Return is calculated from the date of commencement through the end of the year.

Charges and fees levied by NYLIAC are disclosed in Note 3.

                                     NYLIAC VARIABLE ANNUITY SEPARATE ACCOUNT-IV



--------------------------------------------------------------------------------




                           ROYCE                                        T. ROWE PRICE
                   SMALL-CAP PORTFOLIO--                                EQUITY INCOME
                      INVESTMENT CLASS                                  PORTFOLIO--II
      -----------------------------------------------  -----------------------------------------------
        2010     2009      2008      2007      2006      2010     2009      2008      2007      2006
      ------------------------------------------------------------------------------------------------


      $46,316   $38,335   $24,809   $24,568   $12,973  $69,213   $62,953   $50,851   $75,977   $50,422
        3,066     3,047     2,677     1,924       990    4,638     4,842     4,902     4,658     3,172
      $ 15.14   $ 12.56   $  9.29   $ 12.76   $ 13.03  $ 14.95   $ 13.03   $ 10.40   $ 16.33   $ 15.85
        20.5%     35.2%    (27.2%)    (2.1%)    15.4%    14.7%     25.3%    (36.3%)     3.0%     18.6%
         0.1%        --      0.7%      0.1%      0.1%     1.7%      1.7%      2.2%      1.5%      1.4%


      $ 7,262   $ 1,131   $    --   $    --   $    --  $ 7,088   $ 1,201   $    --   $    --   $    --
          536        99        --        --        --      566       106        --        --        --
      $ 13.57   $ 11.26   $    --   $    --   $    --  $ 12.54   $ 10.93   $    --   $    --   $    --
        20.5%     12.6%        --        --        --    14.7%      9.3%        --        --        --
        25.9%        --        --        --        --    28.4%      0.7%        --        --        --


      $11,677   $ 3,039   $    --   $    --   $    --  $ 7,614   $ 1,112   $    --   $    --   $    --
          860       271        --        --        --      584        96        --        --        --
      $ 13.57   $ 11.26   $    --   $    --   $    --  $ 13.09   $ 11.40   $    --   $    --   $    --
        20.5%     12.6%        --        --        --    14.7%     14.0%        --        --        --
        37.0%        --        --        --        --    23.4%      0.9%        --        --        --









                          VAN ECK                                        VICTORY VIF
                         VIP GLOBAL                                  DIVERSIFIED STOCK--
                        HARD ASSETS                                    CLASS A SHARES
      -----------------------------------------------  ----------------------------------------------
        2010      2009      2008      2007      2006    2010     2009      2008      2007      2006
      -----------------------------------------------------------------------------------------------



      $215,347  $182,347  $103,661  $149,372  $58,353  $9,578   $10,254   $ 6,524   $7,567    $5,009
         5,082     5,559     4,989     3,847    2,184     713       862       694      499       362
      $  42.46  $  32.86  $  20.86  $  38.71  $ 26.63  $13.46   $ 11.98   $  9.43   $15.18    $13.80
         29.2%     57.5%    (46.1%)    45.4%    24.5%   12.3%     27.1%    (37.9%)   10.0%     13.7%
          0.4%      0.2%      0.3%      0.1%       --    0.7%      0.8%      0.8%     0.6%      0.3%


      $ 22,287  $  3,256  $     --  $     --  $    --  $  811   $   108   $    --   $   --    $   --
         1,415       263        --        --       --      69        10        --       --        --
      $  15.75  $  12.19  $     --  $     --  $    --  $11.82   $ 10.52   $    --   $   --    $   --
         29.2%     21.9%        --        --       --   12.3%      5.2%        --       --        --
         25.2%        --        --        --       --   22.1%      0.2%        --       --        --


      $ 46,198  $  8,786  $     --  $     --  $    --  $1,153   $   128   $    --   $   --    $   --
         3,078       755        --        --       --      93        12        --       --        --
      $  15.04  $  11.63  $     --  $     --  $    --  $12.38   $ 11.02   $    --   $   --    $   --
         29.2%     16.3%        --        --       --   12.3%     10.2%        --       --        --
         31.0%        --        --        --       --   17.4%      0.2%        --       --        --

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

--------------------------------------------------------------------------------

To the Board of Directors of New York Life Insurance and Annuity Corporation and the Variable Annuity Separate Account-IV Policyowners:

In our opinion, the accompanying statement of assets and liabilities and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the investment divisions listed in Note 1 of the New York Life Insurance and Annuity Corporation Variable Annuity Separate Account-IV as of December 31, 2010, the results of each of their operations, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and the financial highlights (hereafter referred to as "financial statements") are the responsibility of New York Life Insurance and Annuity Corporation management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of investments at December 31, 2010 by correspondence with the funds, provide a reasonable basis for our opinion.

/S/ PricewaterhouseCoopers LLP

PricewaterhouseCoopers LLP
New York, New York
February 18, 2011

                 NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

                        CONSOLIDATED FINANCIAL STATEMENTS
                                  (GAAP BASIS)
                           DECEMBER 31, 2010 AND 2009

                 NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

                           CONSOLIDATED BALANCE SHEET


                                                                   DECEMBER 31,
                                                                ------------------
                                                                  2010       2009
                                                                --------   -------
                                                                   (IN MILLIONS)
                                      ASSETS
Fixed maturities, at fair value
  Available-for-sale (includes securities pledged as
     collateral that can be sold or repledged of $452 in 2010
     and $449 in 2009)........................................  $ 64,374   $57,248
  Trading securities..........................................        96        43
Equity securities, at fair value
  Available-for-sale..........................................        23        45
  Trading securities..........................................         3         2
Mortgage loans, net of allowances.............................     5,805     5,779
Policy loans..................................................       822       807
Securities purchased under agreements to resell...............       146       172
Investments in affiliates.....................................     1,047       973
Other investments.............................................     1,080     1,046
                                                                --------   -------
     Total investments........................................    73,396    66,115
Cash and cash equivalents.....................................       761       487
Deferred policy acquisition costs.............................     3,429     4,041
Interest in annuity contracts.................................     5,454     4,858
Amounts recoverable from reinsurer
  Affiliated..................................................     7,095     6,684
  Unaffiliated................................................       255       243
Other assets..................................................     1,121       966
Separate account assets.......................................    18,759    16,089
                                                                --------   -------
     Total assets.............................................  $110,270   $99,483
                                                                ========   =======

                       LIABILITIES AND STOCKHOLDER'S EQUITY
LIABILITIES
Policyholders' account balances...............................  $ 60,656   $56,268
Future policy benefits........................................     6,937     5,292
Policy claims.................................................       231       237
Obligations under structured settlement agreements............     5,454     4,858
Amounts payable to reinsurer
  Affiliated..................................................     6,148     5,906
  Unaffiliated................................................        37        35
Other liabilities.............................................     2,688     2,978
Separate account liabilities..................................    18,759    16,089
                                                                --------   -------
     Total liabilities........................................   100,910    91,663
                                                                --------   -------
STOCKHOLDER'S EQUITY
Capital stock -- par value $10,000 (20,000 shares authorized,
  2,500 issued and outstanding)...............................        25        25
Additional paid in capital....................................     3,628     3,628
Accumulated other comprehensive income........................     1,000       111
Retained earnings.............................................     4,707     4,056
                                                                --------   -------
     Total stockholder's equity...............................     9,360     7,820
                                                                --------   -------
     Total liabilities and stockholder's equity...............  $110,270   $99,483
                                                                ========   =======




The accompanying notes are an integral part of the consolidated financial statements

                 NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

                        CONSOLIDATED STATEMENT OF INCOME

                                                             YEAR ENDED DECEMBER 31,
                                                            ------------------------
                                                             2010     2009     2008
                                                            ------   ------   ------
                                                                  (IN MILLIONS)
REVENUES
  Premiums................................................  $1,892   $1,797   $1,374
  Fees-universal life and annuity policies................     731      635      619
  Net investment income...................................   3,567    3,265    2,755
  Net investment gains (losses)
     Total other-than-temporary impairments on fixed
       maturity securities................................    (172)    (397)    (331)
     Total other-than-temporary impairments on fixed
       maturity securities recognized in accumulated other
       comprehensive income...............................      57      241       --
  All other net investment gains (losses), net............     124       71      (75)
                                                            ------   ------   ------
     Total net investment gains (losses)..................       9      (85)    (406)
  Net revenue from reinsurance............................     218      145      206
  Other income............................................      47       41       35
                                                            ------   ------   ------
     Total revenues.......................................   6,464    5,798    4,583
                                                            ------   ------   ------
EXPENSES
  Interest credited to policyholders' account balances....   2,217    2,068    2,141
  Increase in liabilities for future policy benefits......   1,467    1,480    1,225
  Policyholder benefits...................................     674      502      349
  Operating expenses......................................   1,247      954      900
                                                            ------   ------   ------
     Total expenses.......................................   5,605    5,004    4,615
                                                            ------   ------   ------
  Income (loss) before income taxes.......................     859      794      (32)
  Income tax expense (benefit)............................     208      260      (63)
                                                            ------   ------   ------
NET INCOME................................................  $  651   $  534   $   31
                                                            ======   ======   ======




The accompanying notes are an integral part of the consolidated financial statements

                 NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

                 CONSOLIDATED STATEMENT OF STOCKHOLDER'S EQUITY
                  YEARS ENDED DECEMBER 31, 2010, 2009 AND 2008
                                  (IN MILLIONS)

                                                                ACCUMULATED OTHER
                                                           COMPREHENSIVE INCOME (LOSS)
                                                         -------------------------------
                                                                          NET UNREALIZED
                                                                          GAINS (LOSSES)
                                                                           ON OTHER-THAN
                                                               NET          TEMPORARILY
                                            ADDITIONAL     UNREALIZED     IMPAIRED FIXED                  TOTAL
                                  CAPITAL     PAID IN      INVESTMENT        MATURITY      RETAINED   STOCKHOLDER'S
                                   STOCK      CAPITAL    GAINS (LOSSES)     INVESTMENTS    EARNINGS       EQUITY
                                  -------   ----------   --------------   --------------   --------   -------------
BALANCE AT JANUARY 1, 2008......    $25       $1,410         $    95           $ --         $3,443       $ 4,973
                                                                                                         -------
Comprehensive income:
  Net income....................                                                                31            31
                                                                                                         -------
     Unrealized investment
       losses, net of related
       offsets, reclassification
       adjustments and income
       taxes....................                              (2,232)                                     (2,232)
                                                                                                         -------
  Other comprehensive loss......                                                                          (2,232)
                                                                                                         -------
Total comprehensive loss........                                                                          (2,201)
                                                                                                         -------
  Capital Contribution..........               1,218                                                       1,218
                                    ---       ------         -------           ----         ------       -------
BALANCE AT DECEMBER 31, 2008....     25        2,628          (2,137)            --          3,474         3,990
                                                                                                         -------
     Cumulative effect of change
       in accounting principle,
       net of related offsets
       and income tax...........                                 (40)            (8)            48            --
                                    ---       ------         -------           ----         ------       -------
BALANCE AT JANUARY 1, 2009, AS
  ADJUSTED......................     25        2,628          (2,177)            (8)         3,522         3,990
                                                                                                         -------
Comprehensive income:
  Net income....................                                                               534           534
                                                                                                         -------
     Unrealized investment gains
       (losses), net of related
       offsets, reclassification
       adjustments and income
       taxes....................                               2,360            (64)                       2,296
                                                                                                         -------
  Other comprehensive income....                                                                           2,296
                                                                                                         -------
Total comprehensive income......                                                                           2,830
                                                                                                         -------
  Capital Contribution..........               1,000                                                       1,000
                                    ---       ------         -------           ----         ------       -------
BALANCE AT DECEMBER 31, 2009....     25        3,628             183            (72)         4,056         7,820
                                                                                                         -------
Comprehensive income:
  Net income....................                                                               651           651
                                                                                                         -------
     Unrealized investment
       gains, net of related
       offsets, reclassification
       adjustments and income
       taxes....................                                 875             14                          889
                                                                                                         -------
  Other comprehensive income....                                                                             889
                                                                                                         -------
Total comprehensive income......                                                                           1,540
                                    ---       ------         -------           ----         ------       -------
BALANCE AT DECEMBER 31, 2010....    $25       $3,628         $ 1,058           $(58)        $4,707       $ 9,360
                                    ===       ======         =======           ====         ======       =======




The accompanying notes are an integral part of the consolidated financial statements

                 NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

                      CONSOLIDATED STATEMENT OF CASH FLOWS


                                                              YEAR ENDED DECEMBER 31,
                                                          ------------------------------
                                                            2010       2009       2008
                                                          --------   --------   --------
                                                                   (IN MILLIONS)
CASH FLOWS FROM OPERATING ACTIVITIES:
  Net income............................................  $    651   $    534   $     31
  Adjustments to reconcile net income to net cash (used
     in) provided by operating activities:
     Depreciation and amortization......................        (8)       (26)        10
     Net capitalization of deferred policy acquisition
       costs............................................       (83)      (403)      (324)
     Universal life and annuity fees....................      (570)      (529)      (489)
     Interest credited to policyholders' account
       balances.........................................     2,217      2,068      2,141
     Net investment (gains) losses......................        (9)        85        406
     Equity in earnings of limited partnerships.........       (22)       (25)        65
     Deferred income taxes..............................        72         53        104
     Net revenue from intercompany reinsurance..........        (1)       (35)       (74)
     Net change in unearned revenue liability...........        36         42         36
     Changes in:
       Other assets and other liabilities...............      (225)        34         23
       Reinsurance recoverables (payables)..............       (52)        12         38
       Policy claims....................................        (6)        44         10
       Future policy benefits...........................     1,476      1,482      1,233
                                                          --------   --------   --------
          NET CASH PROVIDED BY OPERATING ACTIVITIES.....     3,476      3,336      3,210
                                                          --------   --------   --------
CASH FLOWS FROM INVESTING ACTIVITIES:
  Proceeds from:
     Sale of available-for-sale fixed maturities........    24,722     19,826     16,084
     Maturity of available-for-sale fixed maturities....     1,573      1,176      1,217
     Sale of equity securities..........................        40      1,526         51
     Repayment of mortgage loans........................       996        625        491
     Sale of other investments..........................       746        109        129
     Sale of trading securities.........................        22         16         17
     Securities purchased under agreements to resell....        26         13        497
  Cost of:
     Available-for-sale fixed maturities acquired.......   (31,524)   (31,912)   (23,354)
     Equity securities acquired.........................       (11)      (369)      (241)
     Cash collateral paid on derivatives................        --         13        (12)
     Mortgage loans acquired............................    (1,055)      (803)      (936)
     Acquisition of other investments...................      (997)      (633)      (994)
     Acquisition of trading securities..................       (73)        --        (10)
  Policy loans (net)....................................       (18)       (57)       (47)
                                                          --------   --------   --------
          NET CASH USED IN INVESTING ACTIVITIES.........    (5,553)   (10,470)    (7,108)
                                                          --------   --------   --------
CASH FLOWS FROM FINANCING ACTIVITIES:
  Policyholders' account balances:
     Deposits...........................................     7,756     10,396      9,509
     Withdrawals........................................    (4,467)    (4,415)    (4,973)
     Net transfers to the separate accounts.............      (567)       (29)      (307)
  (Decrease) increase in loaned securities..............        --       (736)      (460)
  Securities sold under agreements to repurchase (net)..      (353)       499         34
  Net (paydowns) proceeds from debt.....................       (52)        65         --
  Change in book and bank overdrafts....................        17        (22)        29
  Cash collateral received on derivatives...............        14         79         69
  Cash contribution from parent.........................        --        877         11
                                                          --------   --------   --------
       NET CASH PROVIDED BY FINANCING ACTIVITIES........     2,348      6,714      3,912
                                                          --------   --------   --------
Effect of exchange rate changes on cash and cash
  equivalents...........................................         3         --         --
                                                          --------   --------   --------
Net increase (decrease) in cash and cash equivalents....       274       (420)        14
Cash and cash equivalents, beginning of year............       487        907        893
                                                          --------   --------   --------
CASH AND CASH EQUIVALENTS, END OF YEAR..................  $    761   $    487   $    907
                                                          ========   ========   ========




The accompanying notes are an integral part of the consolidated financial statements

                 NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                                  (GAAP BASIS)
                        DECEMBER 31, 2010, 2009 AND 2008

NOTE 1 -- NATURE OF OPERATIONS

     New York Life Insurance and Annuity Corporation (the "Company"), domiciled in the State of Delaware, is a direct, wholly owned subsidiary of New York Life Insurance Company ("New York Life"). The Company is comprised of two primary business operations: U.S. Life Insurance and Agency ("U.S. Life") and Retirement Income Security ("RIS"). The Company offers a wide variety of interest sensitive and variable life insurance and annuity products to a large cross section of the insurance market. The Company markets its products in all 50 of the United States, and the District of Columbia, primarily through New York Life's agency force with certain products also marketed through independent brokers and brokerage general agents.

  BASIS OF PRESENTATION

     The accompanying consolidated financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America ("GAAP") and reflect the consolidation with majority owned and controlled limited liability companies, as well as a variable interest entity in which the Company is considered the primary beneficiary. All intercompany transactions have been reconciled in consolidation.

     Certain amounts in prior years have been reclassified to conform to the current year presentation. These reclassifications had no effect on net income or stockholder's equity as previously reported.

     The Delaware State Insurance Department ("the Department") recognizes only statutory accounting practices for determining and reporting the financial condition and results of operations of an insurance company, and for determining its solvency under the Delaware State Insurance Law. Accounting practices used to prepare statutory financial statements for regulatory filings of life insurance companies differ in certain instances from GAAP (refer to Note
17 -- Statutory Financial Information for further discussion).

NOTE 2 -- SIGNIFICANT ACCOUNTING POLICIES

  USE OF ESTIMATES

     The preparation of consolidated financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

     The most significant estimates include those used in determining deferred policy acquisition costs ("DAC") and related amortization; valuation of investments including derivatives and recognition of other-than-temporary impairments ("OTTI"); future policy benefits including guarantees; provision for income taxes and valuation of deferred tax assets; and reserve for contingent liabilities, including reserves for losses in connection with unresolved legal matters.

  INVESTMENTS

     Fixed maturity investments classified as available-for-sale or trading are reported at fair value. For a discussion on valuation methods for fixed maturities reported at fair value, refer to Note 15 -- Fair Value Measurements. The amortized cost of debt securities is adjusted for amortization of premium and accretion of discounts. Interest income, as well as the related amortization of premium and accretion of discount, is included in net investment income in the accompanying Consolidated Statement of Income. Unrealized gains and losses on available-for-sale securities are reported in net unrealized investment gains (losses) in accumulated other comprehensive income ("AOCI"), net of deferred taxes and related adjustments, in the accompanying Consolidated Balance Sheet.

                 NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


Unrealized gains and losses from fixed maturity investments classified as trading are reflected in net investment gains (losses) in the accompanying Consolidated Statement of Income.

     Included within fixed maturity investments are mortgage-backed and asset-backed securities. Amortization of the premium or discount from the purchase of these securities considers the estimated timing and amount of cash flows of the underlying loans, including prepayment assumptions based on data obtained from external sources such as Bloomberg, Intex and Blackrock Solutions or internal estimates. For high credit quality mortgage-backed and asset-backed securities (those rated AA or above at date of acquisition), projected future cash flows are updated quarterly, and the amortized cost and effective yield of the securities are adjusted as necessary to reflect historical prepayment experience and changes in estimated future prepayments. The adjustments to amortized cost are recorded as a charge or credit to net investment income in accordance with the retrospective method. For mortgage-backed and asset-backed securities that are not of high credit quality (those rated below AA at date of acquisition), certain floating rate securities and securities with the potential for a loss of a portion of the original investment due to contractual prepayments (i.e. interest only securities), the effective yield is adjusted prospectively for any changes in estimated cash flows.

     Equity securities are carried at fair value. For a discussion on valuation methods for equity securities refer to Note 15 -- Fair Value Measurements. Unrealized gains and losses on equity securities classified as available-for-sale are reflected in net unrealized investment gains (losses) in AOCI, net of deferred taxes and related adjustments, in the accompanying Consolidated Balance Sheet. Unrealized gains and losses from investments in equity securities classified as trading are reflected in net investment gains (losses) in the accompanying Consolidated Statement of Income.

     The cost basis of available-for-sale fixed maturity and equity securities is adjusted for impairments in value deemed to be other-than-temporary.

     Factors considered in evaluating whether a decline in value is other-than-temporary include: (i) whether the decline is substantial; (ii) the duration that the fair value has been less than cost; and (iii) the financial condition and near-term prospects of the issuer. For equity securities, the Company also considers in its OTTI analysis, its intent and ability to hold a particular equity security for a period of time sufficient to allow for the recovery of its value to an amount equal to or greater than cost. When it is determined that a decline in value is other-than-temporary, the carrying value of the equity security is reduced to its fair value with the associated realized loss reported in net investment gains (losses).

     With respect to fixed maturities in an unrealized loss position, an OTTI is recognized in earnings when it is anticipated that the amortized cost will not be recovered. The entire difference between the fixed maturity security's cost and its fair value is recognized in earnings when the Company (i) has the intent to sell the fixed maturity security or (ii) more likely than not will be required to sell the fixed maturity security before its anticipated recovery. If neither of these two conditions exist, an OTTI would be recognized in earnings ("credit loss") for the difference between the amortized cost basis of the fixed maturity and the present value of projected future cash flows expected to be collected. If the fair value is less than the present value of projected future cash flows expected to be collected, this portion of OTTI related to other than credit factors ("non-credit loss") would be recognized in other comprehensive income ("OCI"). The net present value is calculated by discounting the Company's best estimate of projected future cash flows at the effective interest rate implicit in the debt security prior to impairment.

     The determination of cash flow estimates in the net present value is subjective and methodologies will vary, depending on the type of security. The Company considers all information relevant to the collectability of the security, including past events, current conditions and reasonably supportable assumptions and forecasts in developing the estimate of cash flows expected to be collected. This information generally includes, but may not be limited to, the remaining payment terms of the security, estimated prepayment speeds, defaults, recoveries upon liquidation of the underlying collateral securing the notes and the financial condition of the issuer(s), credit

                 NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


enhancements and other third-party guarantees. In addition, other information, such as industry analyst reports and forecasts, sector credit ratings, the financial condition of the bond insurer for insured fixed income securities and other market data relevant to the collectability may also be considered, as well as the expected timing of the receipt of insured payments, if any. The estimated fair value of the collateral may be used to estimate recovery value if the Company determines that the security is dependent on the liquidation of the collateral for recovery.

     For the non-agency residential mortgage-backed security ("RMBS") portfolio, the Company updates cash flow projections quarterly. The projections are determined for each security based upon the evaluation of prepayment, delinquency and default rates for the pool of mortgages collateralizing each security, and the projected impact on the course of future prepayments, defaults and loss in the pool of mortgages, but do not include market prices. As a result, forecasts may change from period to period and additional impairments may be recognized over time as a result of deterioration in the fundamentals of a particular security or group of securities and/or a continuation of heightened mortgage defaults for a period longer than the assumptions used in the forecasts. Both qualitative and quantitative factors are used in creating the Company's RMBS cash flow models. As such, any estimate of impairments is subject to the inherent limitation on the Company's ability to predict the aggregate course of future events. It should, therefore, be expected that actual losses may vary from any estimate and the Company may recognize additional OTTI.

     The new cost basis of an impaired security is not adjusted for subsequent increases in estimated fair value. In periods subsequent to the recognition of an OTTI, the impaired fixed maturity security is accounted for as if it had been purchased on the measurement date of the impairment. Accordingly, the discount (or reduced premium) based on the new cost basis may be accreted into net investment income in future periods based on prospective changes in cash flow estimates, to reflect adjustments to the effective yield.

     Mortgage loans on real estate are carried at unpaid principal balances, net of discounts/premiums and valuation allowances, and are secured. Specific valuation allowances are established for the excess carrying value of the mortgage loan over the estimated fair value of the collateral when it is probable that, based on current information and events, the Company will be unable to collect all amounts due under the contractual terms of the loan agreement. Fair value of the collateral is estimated by a current appraisal. The Company also has a general valuation allowance for probable incurred but not specifically identified losses. The general valuation allowance is determined by applying a factor against the commercial and residential mortgage loan portfolios, excluding loans for which a specific allowance has already been recorded, to estimate potential losses in each portfolio. The general allowance factor for the commercial mortgage loan portfolio is based on the Company's historical loss experience as well as industry data regarding commercial loan delinquency rates. The Company analyzes industry data regarding specific credit risk based on specific metropolitan areas and property types as well as probability of default, timing of default and loss severity for each loan in a given portfolio. The general allowance factor for the residential mortgage loan portfolio takes into account loan-to-value ratios ("LTV") of the portfolio, as well as expected defaults and loss severity of loans deemed to be delinquent.

     For commercial and residential mortgage loans, the Company accrues interest income on loans to the extent it is deemed collectible and the loan continues to perform under its original or restructured contractual terms. The Company places loans on non-accrual status and ceases to recognize interest income when management determines that collection of interest and repayment of principal is not probable. Any accrued, but uncollected, interest is reversed out of interest income once a loan is put on non-accrual status. Interest payments received on loans where interest payments have been deemed uncollectible are recognized on a cash basis and recorded as interest income.

     Policy loans are stated at the aggregate balance due. A valuation allowance is established for policy loan balances, including capitalized interest that exceeds the related policy's cash surrender value.

                 NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

     Short-term investments include investments with remaining maturities of one year or less, but greater than three months, at the time of acquisition and are carried at fair value. Short-term investments are included in fixed maturities in the accompanying Consolidated Balance Sheet.

     Other investments consist primarily of direct investments in limited partnerships and limited liability companies, derivatives (see discussion on Derivative Financial Instruments below), real estate and collateralized third-party commercial loans. Investments in limited partnerships and limited liability companies are accounted for using the equity method of accounting. Investments in real estate, which the Company has the intent to hold for the production of income, are carried at depreciated cost, net of write-downs for other-than-temporary declines in fair value. Properties held-for-sale are carried at the lower of depreciated cost or fair value, less estimated selling costs and are not further depreciated once classified as such.

     In many cases, limited partnerships and limited liability companies that the Company invests in qualify as investment companies and apply specialized accounting practices, which result in unrealized gains and losses being recorded in the accompanying Consolidated Statement of Income. The Company retains this specialized accounting practice in consolidation. For consolidated limited partnerships, the underlying investments, which may consist of various classes of assets, are aggregated and stated at fair value in other investments in the accompanying Consolidated Balance Sheet. For limited partnerships accounted for under the equity method, the unrealized gains and losses from the underlying investments are reported in net investment income in the accompanying Consolidated Statement of Income.

     Collateralized third-party commercial loans that management has the intent and ability to hold until maturity or payoff are reported at their outstanding unpaid principal balances reduced by any charge-off or loss reserve and net of any deferred fees on originated loans, or unamortized premiums or discounts on purchased loans. The Company assesses its loans on a regular basis for collectability in light of historical experience, the nature and volume of the loan portfolio, adverse situations that may affect the borrower's ability to repay and prevailing economic conditions. Specific loans are considered for impairment when it is probable that the Company will be unable to collect the scheduled payments of principal and interest when due according to the contractual terms of the loan agreement. Factors considered by management in determining impairment include payment status and the financial condition of the borrower. Impaired loan measurement may be based on the present value of expected future cash flows discounted at the loan's measurement effective interest rate, at the loan's observable market price or the fair value of the collateral if the loan is collateral dependent. A loss reserve is established for the calculated impairment. A general valuation allowance for probable incurred but not specifically identified losses is determined for the remainder of the portfolio. These loans are assigned internal risk ratings and the Company utilizes a specific reserve percentage for each category of risk rating. The loss reserve rate is multiplied by outstanding debt in each related risk category to determine the general reserve on these loans.

     At the time of funding of a loan, management determines the amount of the loan that will be held for sale. The syndication amounts have historically been sold within one year. Loans held-for-sale are carried at the lower of cost or fair value on an individual asset basis.

     Net investment gains or losses on sales are generally computed using the specific identification method.

     Cash equivalents include investments that have remaining maturities of three months or less at date of purchase and are carried at fair value.

  VARIABLE INTEREST ENTITIES ("VIES")

     In the normal course of its investment activities, the Company enters into relationships with various special purpose entities and other entities that are deemed to be VIEs. A VIE is an entity that either (i) has equity investors that lack certain essential characteristics of a controlling financial interest (including the ability to control activities of the entity, the obligation to absorb the entity's expected losses and the right to receive the entity's expected

                 NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


residual returns) or (ii) lacks sufficient equity to finance its own activities without financial support provided by other entities, which in turn would be expected to absorb at least some of the expected losses of the VIE. If the Company determines that it is the VIE's primary beneficiary, it is required to consolidate the VIE.

     In June 2009, the Financial Accounting Standards Board ("FASB") amended the consolidation guidance for VIEs (see Note 3 -- Recent Accounting Pronouncements). Under this amended guidance, the Company is the primary beneficiary if the Company has (i) the power to direct the activities of the VIE that most significantly impact the economic performance of the entity and (ii) the obligation to absorb losses of or the right to receive benefits from the entity that could be potentially significant to the VIE or the right to receive benefits from the entity that could be potentially significant. If both conditions are present, the Company is required to consolidate the VIE.

     This amended guidance also included an indefinite deferral of the application of the new guidance provided to certain entities that have the attributes of investment companies, with the exception of securitizations, asset-backed financings, collateralized structure and former qualifying special purpose entities. In addition, entities are not eligible for the deferral if any obligation to fund losses or guarantee performance exists. In accordance with the deferral provision included in the amended guidance, the Company is the primary beneficiary and is required to consolidate the VIE if it stands to absorb the majority of the VIE's expected losses or to receive a majority of the VIE's expected residual returns, or both.

  LOANED SECURITIES AND REPURCHASE AGREEMENTS

     The Company enters into securities lending agreements whereby certain investment securities are loaned to third-parties for the purpose of enhancing income on certain securities held. Securities loaned are treated as financing arrangements, and are recorded at the amount of cash advanced or received. With respect to securities loaned, the Company requires initial collateral, usually in the form of cash, equal to 102% of the fair value of domestic securities loaned. If foreign securities are loaned and the denomination of the collateral is other than the denomination of the currency of the loaned securities, then initial required collateral is 105% of the face value. The Company monitors the fair value of securities loaned with additional collateral obtained as necessary.

     The Company enters into agreements to purchase and resell securities, and agreements to sell and repurchase securities for the purpose of enhancing income on the securities portfolio. Securities purchased under agreements to resell are treated as investing activities and are carried at fair value, including accrued interest. It is the Company's policy to generally take possession, or control, of the securities purchased under these agreements to resell. However, for tri-party repurchase agreements, the Company's designated custodian takes possession of the underlying collateral securities. Securities purchased under agreement to resell are reflected separately in the accompanying Consolidated Balance Sheet.

     Under agreements to sell and repurchase securities, the Company obtains the use of funds from a broker for generally one month. Assets to be repurchased are the same, or substantially the same, as the assets transferred. Securities sold under agreements to repurchase are treated as financing arrangements. Collateral received is invested in short-term investments with an offsetting collateral liability. The liability is included in other liabilities in the accompanying Consolidated Balance Sheet.

     The fair value of the securities to be repurchased or resold is monitored and additional collateral is obtained, where appropriate, to protect against credit exposure.

  DEFERRED POLICY ACQUISITION COSTS

     The costs of acquiring new and maintaining renewal business and certain costs of issuing policies that vary with and are primarily related to the production of new and renewal business have been deferred and recorded as an asset in the accompanying Consolidated Balance Sheet. These costs consist primarily of commissions, certain expenses of underwriting and issuing contracts and certain agency expenses.

                 NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

     For universal life and deferred annuity contracts, such costs are amortized in proportion to estimated gross profits over the effective life of those contracts. Changes in assumptions for all policies and contracts are reflected as retroactive adjustments in the current year's amortization. For these contracts the carrying amount of DAC is adjusted at each balance sheet date as if the unrealized investment gains or losses had been realized and included in the gross margins or gross profits used to determine current period amortization. The increase or decrease in DAC, due to unrealized investment gains or losses, is recorded in OCI. Beginning in 2009 for new business, the Company increased the expected life for universal life policies and deferred annuity contracts up to a maximum of 99 years.

     For single premium immediate annuities with life contingencies, all acquisition costs are charged to expense immediately because generally all premiums are received at the inception of the contract.

     The Company assesses internal replacements to determine whether such modifications significantly change the contract terms. When the modification substantially changes the contract, DAC is written-off immediately through income and only new deferrable expenses associated with the replacements are deferred. DAC written-off at the date of lapse cannot be restored when a policy subsequently reinstates. If the contract modifications do not substantially change the contract, DAC amortization on the original policy will continue and any acquisition costs associated with the related modification are expensed.

  SALES INDUCEMENTS

     For some deferred annuity products, the Company offers policyholders a bonus equal to a specified percentage of the policyholder's initial deposit and additional credits to the policyholder's account value related to minimum accumulation benefits, which are considered sales inducements in certain instances. The Company defers these aforementioned sales inducements and amortizes them over the life of the policy using the same methodology and assumptions used to amortize DAC. Deferred sales inducements are reported in other assets in the accompanying Consolidated Balance Sheet.

  INTANGIBLE ASSETS

     An intangible asset with a finite life is amortized over its useful life. Intangible assets with a finite useful life are tested for impairment when facts and circumstances indicate that its carrying amount may not be recoverable, and an impairment loss is recognized when the carrying amount of an asset exceeds the estimated undiscounted cash flows attributable to the asset. The amount of the impairment loss to be recorded is calculated by the excess of the asset's carrying value over its fair value.

     Fair value is generally determined using discounted cash flow analysis using assumptions that a market participant would use.

     All intangible assets are reported in other assets in the accompanying Consolidated Balance Sheet.

  DERIVATIVE FINANCIAL INSTRUMENTS

     Derivative financial instruments are accounted for at fair value. The treatment of changes in the fair value of derivatives depends on the characteristics of the transaction, including whether it has been designated and qualifies as part of a hedging relationship. Derivatives that do not qualify for hedge accounting are carried at fair value with changes in value included in net investment gains (losses) in the accompanying Consolidated Statement of Income.

     To qualify as a hedge, the hedge relationship is designated and formally documented at inception by detailing the particular risk management objective and strategy for the hedge. This includes the item and risk that is being hedged, the derivative that is being used, as well as how effectiveness is being assessed and measured. A derivative must be highly effective in accomplishing the objective of offsetting either changes in fair value, or cash flows, for the risk being hedged. The hedging relationship is considered highly effective if the changes in fair value or

                 NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


discounted cash flows of the hedging instrument are within 80% and 125% of the inverse changes in the fair value or discounted cash flows of the hedged item. The Company formally assesses effectiveness of its hedging relationships both at the hedge inception and on a quarterly basis in accordance with its risk management policy.

     The Company discontinues hedge accounting prospectively if: (i) it is determined that the derivative is no longer effective in offsetting changes in the fair value or cash flows of a hedged item; (ii) the derivative expired or is sold, terminated or exercised; (iii) the derivative is de-designated as a hedge instrument; (iv) it is probable that the forecasted transaction will not occur, or (v) management determines that designation of the derivative as a hedge instrument is no longer appropriate. The Company continually assesses the credit standing of the derivative counterparty and if the counterparty is deemed to be no longer creditworthy, the hedge will no longer be effective. As a result, the Company will prospectively discontinue hedge accounting. During 2010 and 2009, the Company evaluated the creditworthiness of counterparties, and, except as discussed in Note 12 -- Derivative Financial Instruments and Risk Management; no issues were noted that led to a discontinuation of hedge accounting.

  FAIR VALUE HEDGES

     The Company designates and accounts for the following as fair value hedges when they have met the requirements of authoritative guidance related to derivatives and hedging: (i) interest rate swaps to convert fixed rate investments to floating rate investments and (ii) equity swaps to hedge the market price risk for common stock investments.

     For fair value hedges, the Company generally uses a qualitative assessment to assess hedge effectiveness, which matches the critical terms of the derivative with the underlying hedged item. For fair value hedges of equity investments, the Company uses regression analysis, which measures the correlation to the equity exposure being hedged. For fair value hedges, in which derivatives hedge the fair value of assets, changes in the fair value of derivatives are reflected in net investment gains and losses, together with changes in the fair value of the related hedged item. The Company's fair value hedges primarily hedge fixed maturity securities.

  CASH FLOW HEDGES

     The Company designates and accounts for the following as cash flow hedges, when they have met the requirements of the authoritative guidance related to derivatives and hedging: (i) interest rate swaps to convert floating rate investments to fixed rate investments; (ii) interest rate swaps to convert floating rate liabilities into fixed rate liabilities and (iii) interest rate swaps to hedge the interest rate risk associated with forecasted transactions.

     For cash flow hedges in which derivatives hedge the variability of cash flows related to variable rate available-for-sale securities and available-for-sale securities that are exposed to foreign exchange risk, the accounting treatment depends on the effectiveness of the hedge. To the extent the derivatives are effective in offsetting the variability of the hedged cash flows; changes in the derivatives' fair value will not be included in current earnings but are reported as changes in OCI. These changes in fair value will be included in net investment gains (losses) or net investment income of future periods when earnings are also affected by the variability of the hedged cash flows. For hedges of assets or liabilities that are subject to transaction gains and losses under the authoritative guidance related to foreign currency, the change in fair value relative to the change in spot rates during the reporting period is reclassified and reported with the transaction gain or loss of the asset or liability being hedged. To the extent these derivatives are not effective, changes in their fair values are immediately included in earnings in net investment gains (losses).

     The assessment of hedge effectiveness for cash flow hedges of interest rate risk excludes amounts relating to risks other than exposure to the benchmark interest rate.

                 NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

     For cash flow hedges of interest rate risk, the Company uses either the short-cut method, if appropriate, or regression analysis to assess hedge effectiveness to changes in the benchmark interest rate. The change in variable cash flows method is used to measure hedge ineffectiveness when appropriate.

     For cash flow hedges, hedge accounting is discontinued when it is probable that a forecasted transaction will not occur. In these cases, the derivative will continue to be carried on the balance sheet at its fair value, and gains and losses that were accumulated in OCI will be recognized immediately in net investment gains (losses). When the hedged forecasted transaction is no longer probable, but is reasonably possible, the accumulated gain or loss remains in OCI and will be recognized when the transaction affects net income; however, prospective hedge accounting for the transaction is terminated. In all other cash flow hedge situations in which hedge accounting is discontinued, the gains and losses that were accumulated in OCI will be recognized immediately in net investment gains (losses) and the derivative will be carried at its fair value on the balance sheet, with changes in its fair value recognized in current period net investment gains (losses).

  EMBEDDED DERIVATIVES

     The Company may enter into contracts that are not themselves derivative instruments but contain embedded derivatives. For each contract, the Company assesses whether the economic characteristics of the embedded derivative are clearly and closely related to those of the host contract and determines whether a separate instrument with the same terms as the embedded instrument would meet the definition of a derivative instrument. When it is determined that the embedded derivative possesses economic characteristics that are not clearly and closely related to the economic characteristics of the host contract, and that a separate instrument with the same terms would qualify as a derivative instrument, the embedded derivative is separated from the host contract and accounted for as a stand-alone derivative. Such embedded derivatives are recorded on the balance sheet at fair value and changes in their fair value are recorded currently in earnings. If the Company is unable to properly identify and measure an embedded derivative for separation from its host contract, the entire contract is carried on the balance sheet at fair value.

     For further information on the Company's derivative instruments and related hedged items and their effect on the Company's financial position, financial performance and cash flows see Note 12 -- Derivative Financial Instruments and Risk Management.

  POLICYHOLDERS' ACCOUNT BALANCES

     The Company's liability for policyholders' account balances represents the contract value that has accrued to the benefit of the policyholder as of the balance sheet date. This liability is generally equal to the accumulated account deposits, plus interest credited, less policyholder withdrawals and other charges assessed against the account balance. This liability also includes amounts that have been assessed to compensate the insurer for services to be performed over future periods, and the fair value of embedded derivatives in the above contracts (see Note 6 -- Policyholders' Liabilities).

  FUTURE POLICY BENEFITS

     The Company's liability for future policy benefits is primarily comprised of the present value of estimated future payments to or on behalf of policyholders, where the timing and amount of payment depends on policyholder mortality, less the present value of future net premiums. For non-participating traditional life insurance and annuity products, expected mortality and lapse or surrender are generally based on the Company's historical experience or standard industry tables including a provision for the risk of adverse deviation. Interest rate assumptions are based on factors such as market conditions and expected investment returns. These assumptions are established at the time the policy is issued and are intended to estimate the experience for the period the policy benefits are payable. If experience is less favorable than assumed and future losses are projected under loss recognition testing, then

                 NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


additional liabilities may be required, resulting in a charge to policyholder benefits and claims. The Company does not establish loss reserves until a loss has occurred.

     The Company's liability for future policy benefits also includes liabilities for guarantee benefits related to certain non-traditional long-duration life and annuity contracts, which are discussed more fully in Note 6 -- Policyholders' Liabilities.

  POLICY CLAIMS

     The Company's liability for policy claims includes a liability for unpaid claims and claim adjustment expenses. Unpaid claims and claim adjustment expenses include estimates of claims that the Company believes have been incurred but have not yet been reported as of the balance sheet date.

  DEBT

     Debt is generally carried at unpaid principal balance and is included in other liabilities in the accompanying Consolidated Balance Sheet. See Note
15 -- Fair Value Measurements for discussion on the fair value of debt.

  SEPARATE ACCOUNT ASSETS AND LIABILITIES

     The Company has separate accounts, some of which are registered with the Securities and Exchange Commission ("SEC") and others that are not registered with the SEC. The Company reports separately, as separate account assets and separate account liabilities, investments held in separate accounts and liabilities of the separate accounts if (i) such separate accounts are legally recognized; (ii) assets supporting the contract liabilities are legally insulated from the Company's general account liabilities; (iii) investments are directed by the contractholder; and (iv) all investment performance, net of contract fees and assessments, is passed through to the contractholder. The separate accounts have varying investment objectives, are segregated from the Company's general account and are maintained for the benefit of separate account policyholders. Investment risks associated with market value changes are borne by the customers, except to the extent of minimum guarantees made by the Company with respect to certain accounts. All separate account assets are stated at fair value. The separate account liabilities represent the policyholders' interest in the account, and include accumulated net investment income and realized and unrealized gains and losses on the assets.

  OTHER ASSETS AND OTHER LIABILITIES

     Other assets primarily consist of investment income due and accrued, receivables from affiliates and sales inducements. Other liabilities consist primarily of net deferred tax liabilities, collateral received on securities loaned and payables to affiliates.

  RECOGNITION OF INSURANCE INCOME AND RELATED EXPENSES

     Premiums from annuity policies with life contingencies and from whole and term life policies are recognized as income when due. The associated benefits and expenses are matched with income so as to result in the recognition of profits over the life of the contracts. This match is accomplished by providing for liabilities for future policy benefits (as discussed in Note
6 -- Policyholders' Liabilities) and the deferral and subsequent amortization of policy acquisition costs.

     Amounts received under deferred annuity and universal life type contracts are reported as deposits to policyholders' account balances (as discussed in Note 6 -- Policyholders' Liabilities). Revenues from these contracts consist of amounts assessed during the period for mortality and expense risk, policy administration and surrender charges, and are included as fee income in the accompanying Consolidated Statement of Income. In addition to fees, the Company earns investment income from the investment of policyholders' deposits in the

                 NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


Company's general account portfolio. Amounts previously assessed to compensate the Company for services to be performed over future periods are deferred and recognized into income over the period benefited, using the same assumptions and factors used to amortize DAC. Policy benefits and claims that are charged to expense include benefit claims incurred in the period in excess of related policyholders' account balances.

     Premiums for contracts with a single premium or a limited number of premium payments due over a significantly shorter period than the total period over which benefits are provided are recorded as income when due. Any excess profit is deferred and recognized as income in a constant relationship to insurance in-force and, for annuities, in relation to the amount of expected future benefit payments.

     Premiums, universal life fee income, benefits and expenses are stated net of reinsurance ceded. Estimated reinsurance ceding allowances are recognized over the life of the reinsured policies using assumptions consistent with those used to account for the underlying policies.

     Net revenue from reinsurance primarily represents the experience rated refund, amortization of the deferred gain and the reserve adjustment associated with the reinsurance business ceded to New York Life, as discussed in Note
10 -- Reinsurance. This net revenue adjustment excludes ceded universal life fees and ceded policyholder benefits, which are included on these respective lines in the accompanying Consolidated Statement of Income.

  FEDERAL INCOME TAXES

     Current federal income taxes are charged or credited to operations based upon amounts estimated to be payable or recoverable as a result of taxable operations for the current year and any adjustments to such estimates from prior years. Deferred federal income tax assets and liabilities are recognized for expected future tax consequences of temporary differences between GAAP and taxable income. Temporary differences are identified and measured using a balance sheet approach whereby GAAP and tax balance sheets are compared. Deferred income taxes are generally recognized based on enacted tax rates and a valuation allowance is recorded if it is more likely than not that any portion of the deferred tax asset will not be realized.

     The authoritative guidance on income taxes requires an evaluation of the recoverability of deferred tax assets and establishment of a valuation allowance, if necessary, to reduce the deferred tax asset to an amount that is more likely than not to be realized. Considerable judgment is required in determining whether a valuation allowance is necessary, and if so, the amount of such valuation allowance. In evaluating the need for a valuation allowance many factors are considered, including: (i) the nature of deferred tax assets and liabilities; (ii) whether they are ordinary or capital; (iii) in which tax jurisdictions they were generated and the timing of their reversal; (iv) taxable income in prior carry-back years as well as projected taxable earnings exclusive of reversing temporary differences and carryforwards; (v) the length of time that carryovers can be utilized in the various tax jurisdictions; (vi) any unique tax rules that would impact the utilization of the deferred tax assets; and (vii) any tax planning strategies that the Company would employ to avoid a tax benefit from expiring unused.

     The Company is a member of a group that files a consolidated federal income tax return with New York Life. The consolidated income tax liability is allocated among the members of the group in accordance with a tax allocation agreement. The tax allocation agreement provides that the Company is allocated its share of the consolidated tax provision or benefit, determined generally on a separate company basis, but may, where applicable, recognize the tax benefits of net operating losses or capital losses utilizable in the consolidated group. Intercompany tax balances are generally settled quarterly on an estimated basis with a final settlement within thirty days of the filing of the consolidated return.

     In accordance with the authoritative guidance related to income taxes, the Company determines whether it is more likely than not that a tax position will be sustained upon examination by the appropriate taxing authorities before any part of the benefit can be recorded in the financial statements. The amount of tax benefit recognized for an uncertain tax position is the largest amount of benefit that is greater than fifty percent likely of being realized

                 NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


upon settlement. Unrecognized tax benefits are included within other liabilities and are charged to earnings in the period that such determination is made. The Company classifies interest and penalties related to tax uncertainties as income tax expense.

  CONTINGENCIES

     Amounts related to contingencies are accrued if it is probable that a liability has been incurred and an amount is reasonably estimable. Regarding litigation, management evaluates whether there are incremental legal or other costs directly associated with the ultimate resolution of the matter that are reasonably estimable and, if so, includes these costs in the accrual.

  FAIR VALUE MEASUREMENTS

     For fair values of various assets and liabilities refer to Note 15 -- Fair Value Measurements.

  BUSINESS RISKS AND UNCERTAINTIES

     In periods of extreme volatility and disruptions in the securities and credit markets and under certain interest rate scenarios, the Company could be subject to disintermediation risk and/or reduction in net interest spread or profit margins.

     The Company's investment portfolio consists principally of fixed income securities as well as mortgage loans, policy loans, limited partnerships, limited liability corporations, preferred and common stocks and equity real estate. The fair value of the Company's investments varies depending on economic and market conditions and the interest rate environment. Furthermore, with respect to investments in mortgage loans, mortgage-backed securities and other securities subject to prepayment and/or call risk, significant changes in prevailing interest rates and/or geographic conditions may adversely affect the timing and amount of cash flows on these investments, as well as their related values. In addition, the amortization of market premium and accretion of market discount for mortgage-backed securities is based on historical experience and estimates of future payment experience on the underlying mortgage loans. Actual prepayment timing will differ from original estimates and may result in material adjustments to asset values and amortization or accretion recorded in future periods.

     Certain of these investments lack liquidity, such as privately placed fixed income securities, equity real estate and other limited partnership interests. The Company also holds certain investments in asset classes that are liquid but have been experiencing significant market fluctuations, such as mortgage-backed and other asset-backed securities. If the Company were to require significant amounts of cash on short notice in excess of cash on hand and its portfolio of liquid investments, the Company could have difficulty selling these investments in a timely manner, be forced to sell them for less than they otherwise would have been able to realize, or both.

     In periods of high or increasing interest rates, life insurance policy loans and surrenders and withdrawals may increase as policyholders seek investments with higher perceived returns. This could result in cash outflows requiring the Company to sell invested assets at a time when the prices of those assets are adversely affected by the increase in market interest rates, which could cause the Company to suffer realized investment losses. In addition, when interest rates rise, the Company may face competitive pressure to increase crediting rates on certain insurance and annuity contracts, and such changes may occur more quickly than corresponding changes to the rates earned on the Company's general account investments.

     During periods of low or declining interest rates, the Company is contractually obligated to credit a fixed minimum rate of interest on almost all of its life insurance and annuity policies. Should yields on new investments decline to levels below these guaranteed minimum rates for a long enough period, the Company may be required to credit interest to policyholders at a higher rate than the rate of return the Company earns on its portfolio of investments supporting those products, thus generating losses.

                 NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

     Although management of the Company employs a number of asset/liability management strategies to minimize the effects of interest rate volatility, no guarantee can be given that it will be successful in managing the effects of such volatility.

     Issuers or borrowers whose securities or loans the Company holds, customers, trading counterparties, counterparties under swaps and other derivative contracts, reinsurers, clearing agents, exchanges, clearing houses and other financial intermediaries and guarantors may default on their obligations to us due to bankruptcy, insolvency, lack of liquidity, adverse economic conditions, operational failure, fraud or other reasons. In addition, the underlying collateral supporting the Company's structured securities, including mortgage-backed securities, may deteriorate or default causing these structured securities to incur losses.

     Weak equity market performance may adversely affect sales of variable products, cause potential purchasers of the Company's products to refrain from new or additional investments, and may cause current customers to surrender or redeem their current products and investments.

     Revenues of the Company's variable products are, to a large extent, based on fees related to the value of assets under management (except for its Elite Annuity product, where future revenue is based on adjusted premium payments). Consequently, poor equity market performance reduces fee revenues. The level of assets under management could also be negatively affected by withdrawals or redemptions.

     The Company issues certain variable products with various types of guaranteed minimum benefit features. The Company establishes reserves for the expected payments resulting from these features. The Company bears the risk that payments may be higher than expected as a result of significant, sustained downturns in the stock market. The Company also bears the risk that additional reserves may be required if partial surrender activity increases significantly for some annuity products during the period when account values are less than guaranteed amounts.

     The Risk-Based Capital, or RBC, ratio is the primary measure by which regulators evaluate the capital adequacy of the Company. RBC is determined by statutory rules that consider risks related to the type and quality of invested assets, insurance-related risks associated with the Company's products, interest rate risk and general business risks. Disruptions in the capital markets could increase equity and credit losses and reduce the Company's statutory surplus and RBC ratio. To the extent the Company's statutory capital resources are deemed to be insufficient to maintain a particular rating by one or more rating agencies, the Company may seek to improve its capital position, including through operational changes and potentially seeking capital from New York Life.

  THE COMPANY FACES SIGNIFICANT COMPETITION.

     The Company faces strong competition in its U.S. Life and RIS businesses. The Company's ability to compete is based on a number of factors, including product features, investment performance, service, price, distribution capabilities, scale, commission structure, name recognition and financial strength ratings.

     New York Life's career agency force is the primary means by which it distributes life insurance products. In order to continue increasing life insurance sales, the Company must retain and attract additional productive career agents.

     Rating agencies assign the Company financial strength/claims paying ability ratings, based on their evaluations of the Company's ability to meet its financial obligations. These ratings indicate a rating agency's view of an insurance company's ability to meet its obligations to its insured. In certain of the Company's markets, ratings are important competitive factors of insurance companies. Rating organizations continue to review the financial performance and condition of insurers, including the Company. A significant downgrade in the Company's ratings could materially and adversely affect its competitive position in the life insurance market and increase its cost of funds.

                 NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

  REGULATORY DEVELOPMENTS IN THE MARKETS IN WHICH THE COMPANY OPERATES COULD AFFECT THE COMPANY'S BUSINESS.

     Although the federal government does not directly regulate the business of insurance, federal legislation and administrative policies in several areas, including pension regulation, financial services regulation and federal taxation, can significantly and adversely affect the insurance industry and the Company. There are a number of current or potential regulatory measures that may affect the insurance industry. The Company is unable to predict whether any changes will be made, whether any administrative or legislative proposals will be adopted in the future, or the effect, if any, such proposals would have on the Company.

     The attractiveness to the Company's customers of many of its products is due, in part, to favorable tax treatment. Current federal income tax laws generally permit the tax-deferred accumulation of earnings on the premiums paid by the holders of annuities and life insurance products. Taxes, if any, are payable generally on income attributable to a distribution under the contract for the year in which the distribution is made. Death benefits under life insurance contracts are received free of federal income tax. Changes to the favorable tax treatment may reduce the attractiveness of the Company's products to its customers.

NOTE 3 -- RECENT ACCOUNTING PRONOUNCEMENTS

     In October 2010, the FASB issued guidance to address diversity in practice regarding the interpretation of which costs relating to the acquisition of new or renewal insurance contracts qualify for deferral. Under the new guidance acquisition costs are to include only those costs that are directly related to the acquisition or renewal of insurance contracts by applying a model similar to the accounting for loan origination costs. An entity may defer incremental direct costs of contract acquisition that are incurred in transactions with independent third-parties or employees as well as the portion of employee compensation costs related to underwriting, policy issuance and processing, medical inspection and contract selling for successfully negotiated contracts. Additionally, an entity may capitalize as a deferred acquisition cost only those advertising costs meeting the capitalization criteria for direct-response advertising. This change is effective for fiscal years beginning after December 15, 2011 and interim periods within those years. Early adoption as of the beginning of a fiscal year is permitted. The guidance is to be applied prospectively upon the date of adoption, with retrospective application permitted, but not required. The Company will adopt this guidance effective January 1, 2012. The Company is currently assessing the impact of the guidance on the Company's consolidated financial position, results of operations, and financial statement disclosures.

     In July 2010, the FASB issued updated guidance that requires enhanced disclosures related to the allowance for credit losses and the credit quality of a company's financing receivable portfolio. The disclosures are effective for interim and annual reporting periods ending on or after December 15, 2011 for private companies. The Company has elected to early adopt this guidance and has provided the disclosures required by this guidance in Note 4 -- Investments. The disclosures about activity that occurs during a reporting period are effective for interim and annual reporting periods beginning after December 15, 2010. In January 2011, the FASB deferred the disclosures required by this guidance related to troubled debt restructurings. The disclosures will be effective, and the Company will provide these disclosures, concurrent with the effective date of proposed guidance for determining what constitutes a troubled debt restructuring.

     In April 2010, the FASB issued guidance clarifying that an insurance entity should not consider any separate account interests in an investment held for the benefit of policyholders to be the insurer's interests, and should not combine those interests with its general account interest in the same investment when assessing the investment for consolidation, unless the separate account interests are held for a related party policyholder, whereby consolidation of such interests must be considered under applicable variable interest guidance. This guidance is effective for interim and annual reporting periods beginning after December 15, 2010 and retrospectively for all prior periods upon the date of adoption, with early adoption permitted. The Company's adoption of this guidance, effective

                 NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


January 1, 2011, is not expected to have a material effect on the Company's consolidated financial position, results of operations and financial statement disclosures.

     In March 2010, the FASB issued updated guidance that amends and clarifies the accounting for credit derivatives embedded in interests in securitized financial assets. This new guidance eliminates the scope exception for embedded credit derivatives (except for those that are created solely by subordination) and provides new guidance on how the evaluation of embedded credit derivatives is to be performed. This new guidance is effective for the first interim reporting period beginning after June 15, 2010. The Company's adoption of this guidance effective July 1, 2010 did not have a material effect on the Company's consolidated financial position, results of operations and financial statement disclosures.

     In January 2010, the FASB issued updated guidance that requires new fair value disclosures about significant transfers between Level 1 and 2 measurement categories and separate presentation of purchases, sales, issuances, and settlements within the rollforward of Level 3 activity. Also, this updated fair value guidance clarifies the disclosure requirements about the level of disaggregation of asset classes and valuation techniques and inputs. This new guidance is effective for interim and annual reporting periods beginning after December 15, 2009, except for the disclosures about purchases, sales, issuances and settlements in the rollforward of Level 3 activity, which are effective for interim and annual reporting periods beginning after December 15, 2010. The Company adopted the effective portions of this guidance on January 1, 2010. The required disclosures are provided in Note 15 -- Fair Value Measurements.

     In June 2009, the FASB issued authoritative guidance which changes the analysis required to determine whether or not an entity is a VIE. In addition, the guidance changes the determination of the primary beneficiary of a VIE from a quantitative to a qualitative model. Under the new qualitative model, the primary beneficiary must have both the ability to direct the activities of the VIE and the obligation to absorb either losses or gains that could be significant to the VIE. This guidance also changes when reassessment is needed, as well as requires enhanced disclosures, including the effects of a company's involvement with a VIE on its financial statements. This guidance is effective for interim and annual reporting periods beginning after November 15, 2009.

     In February 2010, the FASB issued updated guidance relative to VIEs which defers, except for disclosure requirements, the impact of this guidance for entities that (i) possess the attributes of an investment company, (ii) do not require the reporting entity to fund losses, and (iii) are not financing vehicles or entities that were formerly classified as qualified special purpose entities ("QSPE"). The Company's adoption of this guidance effective January 1, 2010 did not result in any transition adjustment.

     In June 2009, the FASB issued authoritative guidance which changes the accounting for transfers of financial assets, and is effective for transfers of financial assets occurring in interim and annual reporting periods beginning after November 15, 2009. It removes the concept of a QSPE from the guidance for transfers of financial assets and removes the exception from applying the guidance for consolidation of VIEs to QSPEs. It changes the criteria for achieving sale accounting when transferring a financial asset and changes the initial recognition of retained beneficial interests. The guidance also defines "participating interest" to establish specific conditions for reporting a transfer of a portion of a financial asset as a sale. The Company's adoption of this guidance effective January 1, 2010 did not have a material effect on the Company's consolidated financial position, results of operations and financial statement disclosures.

     In August 2009, the FASB issued authoritative guidance for the fair value measurement of liabilities. This guidance includes valuation techniques which may be used for measuring fair value when a quoted price in an active market for the identical liability is not available, which includes one or more of the following valuation techniques (i) quoted prices for identical liability when traded as an asset; (ii) quoted prices for similar liabilities or similar liabilities when traded as an asset, or (iii) another valuation technique that is consistent with the fair value principles within GAAP, such as the income or market approach. It also clarifies the adjustments to market inputs that are

                 NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


appropriate for debt obligations that are restricted from being transferred to another obligor. This guidance is effective for the first reporting period beginning after issuance. The Company's adoption of this guidance effective December 31, 2009 did not have an impact on the Company's consolidated financial position or results of operations.

     In June 2009, the FASB issued authoritative guidance for, and on July 1, 2009 launched, the FASB's Accounting Standards Codification as the source of authoritative GAAP to be applied by non-governmental entities. The Codification is not intended to change GAAP but is a new structure which takes accounting pronouncements and organizes them by accounting topic. This guidance is effective for financial statements issued for interim and annual periods ending after September 15, 2009. The Company's adoption of this guidance effective for the interim reporting period ending September 30, 2009 impacts the way the Company references GAAP accounting standards in the financial statements but has no impact on the consolidated financial statements.

     In May 2009, the FASB issued authoritative guidance for subsequent events, which addresses the accounting for and disclosure of subsequent events not addressed in other applicable GAAP, including disclosure of the date through which subsequent events have been evaluated. The Company's adoption of this guidance, effective with the annual reporting period ended December 31, 2009, did not have a material effect on the Company's consolidated financial position or results of operations. The required disclosure of the date through which subsequent events have been evaluated is provided in Note 18 -- Subsequent Events.

     In April 2009, the FASB revised the authoritative guidance for the recognition and presentation of OTTI. This guidance amends previously used methodology for determining whether an OTTI exists for fixed maturity securities, changes the presentation of OTTI for fixed maturity securities and requires additional disclosures for OTTI on fixed maturity and equity securities in interim and annual financial statements. It requires that an OTTI be recognized in earnings for a fixed maturity security in an unrealized loss position when it is anticipated that the amortized cost will not be recovered. In such situations, the OTTI recognized in earnings is the entire difference between the fixed maturity security's amortized cost and its fair value only when either: (i) the Company has the intent to sell the fixed maturity security; or (ii) it is more likely than not that the Company will be required to sell the fixed maturity security before recovery of the decline in fair value below amortized cost. If neither of these two conditions exists, the difference between the amortized cost basis of the fixed maturity security and the present value of projected future cash flows expected to be collected is recognized as an OTTI in earnings ("credit loss"). If the fair value is less than the present value of projected future cash flows expected to be collected, this portion of OTTI related to other-than credit factors ("non-credit loss") is recorded as other comprehensive income (loss). When an unrealized loss on a fixed maturity security is considered temporary, the Company continues to record the unrealized loss in other comprehensive income (loss) and not in earnings. There was no change for equity securities which, when an OTTI has occurred, continue to be impaired for the entire difference between the equity security's cost or amortized cost and its fair value with a corresponding charge to earnings.

     Prior to the adoption of the OTTI guidance, the Company recognized in earnings an OTTI for a fixed maturity security in an unrealized loss position unless it could assert that it had both the intent and ability to hold the fixed maturity security for a period of time sufficient to allow for a recovery of fair value to the security's amortized cost basis. Also, prior to the adoption of this guidance the entire difference between the fixed maturity security's amortized cost basis and its fair value was recognized in earnings if it was determined to have an OTTI.

     This guidance is effective for interim and annual reporting periods ending after June 15, 2009, with early adoption permitted for periods ending after March 15, 2009. The Company early adopted this guidance effective January 1, 2009 which resulted in an increase of $48 million, net of related DAC, policyholder liability and tax adjustments, to retained earnings with a corresponding decrease to AOCI to reclassify the non-credit loss portion of previously recognized OTTI losses on fixed maturity securities held at January 1, 2009.

                 NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

NOTE 4 -- INVESTMENTS

  FIXED MATURITIES

     The amortized cost and estimated fair value of fixed maturity securities as of December 31, 2010 and 2009, by contractual maturity, is presented below (in millions). Expected maturities may differ from contractual maturities because borrowers may have the right to call or repay obligations with or without call or prepayment penalties.

                                                   2010                  2009
                                           -------------------   -------------------
                                           AMORTIZED     FAIR    AMORTIZED     FAIR
AVAILABLE-FOR-SALE                            COST      VALUE       COST      VALUE
------------------                         ---------   -------   ---------   -------
Due in one year or less..................   $ 2,609    $ 2,665    $ 1,754    $ 1,788
Due after one year through five years....    14,651     15,456     13,799     14,367
Due after five years through ten years...    12,127     12,903     11,712     12,045
Due after ten years......................     5,548      5,855      5,057      5,141
Mortgage and asset-backed securities:
  U.S. Government or U.S. Government
     agency..............................     1,187      1,243        816        835
  Other mortgage-backed securities.......    22,169     22,535     20,835     20,163
  Other asset-backed securities..........     3,703      3,711      2,957      2,899
Redeemable preferred securities..........         6          6          9         10
                                            -------    -------    -------    -------
  TOTAL AVAILABLE-FOR-SALE...............   $62,000    $64,374    $56,939    $57,248
                                            =======    =======    =======    =======



     At December 31, 2010 and 2009, the distribution of gross unrealized gains and losses on investments in fixed maturities were as follows (in millions):

                                                              2010
                                   ----------------------------------------------------------
                                   AMORTIZED   UNREALIZED   UNREALIZED    ESTIMATED   OTTI IN
AVAILABLE-FOR-SALE                    COST        GAINS       LOSSES     FAIR VALUE   AOCI(1)
------------------                 ---------   ----------   ----------   ----------   -------
U.S. Treasury and U.S. Government
  Corporations and agencies......   $ 2,886      $   83        $ 23        $ 2,946     $  --
U.S. Agencies, state and
  municipal......................     1,217          32          17          1,232        --
Foreign governments..............       750          79           1            828        --
U.S. Corporate...................    24,389       1,562         107         25,844        --
Foreign corporate................     6,880         437          45          7,272        --
Residential mortgage-backed
  securities.....................    17,291         590         499         17,382      (146)
Commercial mortgage-backed
  securities.....................     4,878         300          25          5,153        --
Asset-backed securities(2).......     3,703          71          63          3,711       (12)
Redeemable preferred securities..         6          --          --              6        --
                                    -------      ------        ----        -------     -----
  TOTAL AVAILABLE-FOR-SALE.......   $62,000      $3,154        $780        $64,374     $(158)
                                    =======      ======        ====        =======     =====


                 NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

                                                              2009
                                   ----------------------------------------------------------
                                   AMORTIZED   UNREALIZED   UNREALIZED    ESTIMATED   OTTI IN
AVAILABLE-FOR-SALE                    COST        GAINS       LOSSES     FAIR VALUE   AOCI(1)
------------------                 ---------   ----------   ----------   ----------   -------
U.S. Treasury and U.S. Government
  Corporations and agencies......   $ 3,035      $   33       $   69       $ 2,999     $  --
U.S. Agencies, state and
  municipal......................       715          19            9           725        --
Foreign governments..............       731          55            4           782        --
U.S. Corporate...................    22,584       1,021          256        23,349        --
Foreign corporate................     6,073         305           57         6,321        --
Residential mortgage-backed
  securities.....................    15,765         350          857        15,258      (205)
Commercial mortgage-backed
  securities.....................     5,070          93          258         4,905        (5)
Asset-backed securities(2).......     2,957          54          112         2,899        (8)
Redeemable preferred securities..         9           1           --            10        --
                                    -------      ------       ------       -------     -----
  TOTAL AVAILABLE-FOR-SALE.......   $56,939      $1,931       $1,622       $57,248     $(218)
                                    =======      ======       ======       =======     =====



--------

(1) Represents the amount of OTTI losses in AOCI, which were not included in earnings pursuant to authoritative guidance. Amount excludes $7 million and $39 million of net unrealized gains on impaired securities relating to changes in the value of such securities subsequent to the impairment measurement date for the years ended December 31, 2010 and 2009, respectively.

(2)  Includes auto loans, credit cards, education loans and other asset types.

     At December 31, 2010 and 2009, the Company had outstanding contractual obligations to acquire additional private placement securities amounting to $280 million and $313 million, respectively.

     The Company accrues interest income on fixed maturity securities to the extent it is deemed collectible and the security continues to perform under its original contractual terms. In the event collectability of interest is uncertain, accrual of interest income will cease and income will be recorded when and if received.

     Investments in fixed maturity securities that have been non-income producing for the last twelve months totaled $1 million and $2 million at December 31, 2010 and 2009, respectively. These investments have been deemed other-than-temporarily impaired.

  EQUITY SECURITIES -- UNAFFILIATED

     At December 31, 2010 and 2009, the distribution of gross unrealized gains and losses on available-for-sale equity securities were as follows (in millions):

                                                    UNREALIZED   UNREALIZED    ESTIMATED
                                             COST      GAINS       LOSSES     FAIR VALUE
                                             ----   ----------   ----------   ----------
2010.......................................   $13       $11          $ 1          $23
2009.......................................   $36       $ 9          $--          $45


  MORTGAGE LOANS

     The Company's mortgage loan investments are diversified by property type, location and borrower and are collateralized by the related property.

                 NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

     At December 31, 2010 and 2009, contractual commitments to extend credit under commercial and residential mortgage loan agreements amounted to $125 million and $161 million, respectively, at fixed and floating interest rates ranging from 2.08% to 6.22% in 2010, and fixed and floating interest rates ranging from 3.92% to 7.13% in 2009. These commitments are diversified by property type and geographic region.

     The Company accrues interest income on problem loans to the extent it is deemed collectible and the loan continues to perform under its original or restructured contractual terms. Interest income on impaired loans is recognized on a cash basis. Cash payments on loans in the process of foreclosure are treated as a return of principal.

     At December 31, 2010 and 2009, the distribution of the mortgage loan portfolio by property type and geographic region was as follows (in millions):

                                                      2010               2009
                                                ----------------   ----------------
                                                CARRYING    % OF   CARRYING    % OF
                                                  VALUE    TOTAL     VALUE    TOTAL
                                                --------   -----   --------   -----
PROPERTY TYPE:
  Office buildings............................   $1,853     31.9%   $1,736     30.0%
  Retail facilities...........................    1,217     21.0%    1,182     20.5%
  Industrial..................................    1,185     20.4%    1,111     19.2%
  Apartment buildings.........................      938     16.2%      853     14.8%
  Residential.................................      563      9.7%      840     14.5%
  Other.......................................       49      0.8%       57      1.0%
                                                 ------    -----    ------    -----
     TOTAL....................................   $5,805    100.0%   $5,779    100.0%
                                                 ======    =====    ======    =====
GEOGRAPHIC REGION:
  South Atlantic..............................   $1,516     26.1%   $1,410     24.4%
  Central.....................................    1,499     25.8%    1,511     26.1%
  Pacific.....................................    1,381     23.8%    1,386     24.0%
  Middle Atlantic.............................    1,154     19.9%    1,176     20.4%
  New England.................................      255      4.4%      296      5.1%
                                                 ------    -----    ------    -----
     TOTAL....................................   $5,805    100.0%   $5,779    100.0%
                                                 ======    =====    ======    =====



     The Company monitors the aging of its mortgage loans receivable on a monthly basis to determine delinquencies. As of December 31, 2010, an analysis of the aging of the principal balances, excluding the

                 NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

allowance for credit losses, that are past due and the mortgage loans on non-accrual status and ninety days past-due and still accruing were as follows (in millions):

                                                                                         RECORDED
                                                                            TOTAL    MORTGAGE LOANS >   NON-ACCRUAL
                          30-59   60-89    90 DAYS     TOTAL              MORTGAGE        90 DAYS         MORTGAGE
                           DAYS    DAYS   AND OVER   PAST DUE   CURRENT     LOANS        ACCRUING          LOANS
                          -----   -----   --------   --------   -------   --------   ----------------   -----------
PROPERTY TYPE:
  Office buildings......   $--     $--       $--        $--      $1,865    $1,865           $--             $--
  Retail facilities.....    --      --        --         --       1,225     1,225            --              --
  Industrial............    --      --        --         --       1,193     1,193            --              --
  Apartment buildings...    --      --        --         --         947       947            --              --
  Residential...........    --      --         9          9         562       571            --               9
  Other.................    --      --        --         --          50        50            --              --
                           ---     ---       ---        ---      ------    ------           ---             ---
     TOTAL..............   $--     $--       $ 9        $ 9      $5,842    $5,851           $--             $ 9
                           ===     ===       ===        ===      ======    ======           ===             ===



     As discussed in Note 2 -- Significant Accounting Policies, the Company establishes a specific reserve when it is probable that the Company will be unable to collect all amounts due under the contractual terms of the loan agreements and a general reserve for probable incurred but not specifically identified losses. The activity in the mortgage loan specific and general reserves for the year ended December 31, 2010, is summarized below (in millions):

ALLOWANCE FOR CREDIT LOSSES:                      RESIDENTIAL   COMMERCIAL    TOTAL
----------------------------                      -----------   ----------   ------
Beginning balance...............................      $ 10        $   44     $   54
  Charge-offs...................................        (1)            8          7
  Recoveries....................................        (1)          (14)       (15)
                                                      ----        ------     ------
Ending Balance..................................      $  8        $   38     $   46
                                                      ====        ======     ======
ENDING BALANCE
Individually evaluated for impairment
  (specific)....................................      $  3        $    4     $    7
Collectively evaluated for impairment
  (general).....................................      $  5        $   34     $   39
MORTGAGE LOANS:
Ending balance (recorded investment):
Individually evaluated for impairment
  (specific)....................................      $ 11        $   36     $   47
Collectively evaluated for impairment
  (general).....................................      $560        $5,244     $5,804


     As of December 31, 2009 and 2008, the allowance for credit losses was $54 million and $13 million, respectively. For the year ended December 31, 2009, the provision for credit losses was $43 million and direct write-downs were $2 million. For the year ended December 31, 2008, the provision for credit losses was $4 million and there were no direct write-downs.

     The Company closely monitors commercial mortgage loans with the potential for impairment by considering a number of factors. These factors include, but are not limited to, LTV, asset performance such as debt service coverage ratio, lease rollovers, income/expense hurdles, major tenant or borrower issues, the economic climate and catastrophic events. Mortgage loans with the potential for impairment take priority in receiving an appraisal. Residential mortgage loans that are sixty or more days delinquent are also monitored for potential impairment, whereby an appraisal of the underlying asset is obtained.

                 NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

     As mentioned above, the Company uses LTV as one of the key mortgage loan indicators to assess credit quality and to assist in identifying problem loans. As of December 31, 2010, LTVs on the Company's mortgage loans are as follows (in millions):

------------------------------------------------------------------------------------------------------------
                                OFFICE      RETAIL                  APARTMENT
                              BUILDINGS   FACILITIES   INDUSTRIAL   BUILDINGS   RESIDENTIAL   OTHER    TOTAL
                              ---------   ----------   ----------   ---------   -----------   -----   ------
above 95%...................    $   25      $   --       $   11        $ 34         $  4       $--    $   74
91% to 95%..................        49          21           18          78            2        --       168
81% to 90%..................       274          89          352         109            7        28       859
71% to 80%..................       198         154          129         252           41        --       774
below 70%...................     1,307         953          675         465          509        21     3,930
                                ------      ------       ------        ----         ----       ---    ------
  Total.....................    $1,853      $1,217       $1,185        $938         $563       $49    $5,805
                                ======      ======       ======        ====         ====       ===    ======



     As of December 31, 2010, impaired commercial and residential mortgage loans were $32 million and $7 million, respectively. Further information on impaired mortgage loans is provided below (in millions):

                               RECORDED    UNPAID PRINCIPAL    RELATED    AVERAGE RECORDED   INTEREST INCOME
                              INVESTMENT        BALANCE       ALLOWANCE      INVESTMENT         RECOGNIZED
                              ----------   ----------------   ---------   ----------------   ---------------
WITH RELATED ALLOWANCE:
  Office Buildings..........      $ 6             $ 7            $ 1             $36                $*
  Apartment Building........       15              17              2              15                 1
  Residential...............        7              11              4               8                  *
  Industrial................       11              11             --              11                 1
                                  ---             ---            ---             ---                --
     Total..................      $39             $46            $ 7             $70                $2
                                  ===             ===            ===             ===                ==
  Commercial................      $32             $35            $ 3             $62                $2
                                  ===             ===            ===             ===                ==
  Residential...............      $ 7             $11            $ 4             $ 8                  *
                                  ===             ===            ===             ===                ==



--------

*    Amounts less than $1 million

     At December 31, 2010, the Company did not have any impaired loans without a related allowance.

     The Company did not have any loan modifications in 2010 and 2009.

  INVESTMENTS IN AFFILIATES

                                                              2010    2009
                                                             ------   ----
New York Life Short Term Fund..............................  $  509   $968
Madison Capital Funding LLC Loan Agreement.................     533     --
Other......................................................       5      5
                                                             ------   ----
  TOTAL INVESTMENTS IN AFFILIATES..........................  $1,047   $973
                                                             ======   ====



     The New York Life Short Term Fund ("STIF") was formed by New York Life to improve short-term returns through greater flexibility to choose attractive maturities and enhanced portfolio diversification. The STIF is a pooled fund managed by New York Life Investment Management LLC ("NYL Investments"), an indirect wholly owned subsidiary of New York Life, where all participants are subsidiaries of New York Life.

     The Madison Capital Funding LLC ("MCF") Loan Agreement represents a revolving loan agreement the Company entered into with MCF. Refer to Note 14 -- Related Party Transactions for further discussion.

                 NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

     Other is related to promissory notes from MCF. Refer to Note 14 -- Related Party Transactions for further discussion.

  OTHER INVESTMENTS

     The components of other investments as of December 31, 2010 and 2009 were as follows (in millions):

                                                             2010     2009
                                                            ------   ------
Limited partnerships/Limited liability companies..........  $  526   $  312
Collateralized third-party loans..........................     273      351
Derivatives...............................................     211      230
Investment, at fair value, of consolidated investment
  company.................................................      --      137
Other invested assets.....................................      70       16
                                                            ------   ------
  TOTAL OTHER INVESTMENTS.................................  $1,080   $1,046
                                                            ======   ======



     Net unrealized investment losses on limited partnerships and limited liability companies that do not apply specialized industry company accounting aggregated $1 million and $2 million for the years ended December 31, 2010 and 2009, respectively, and were recorded as a component of AOCI in the accompanying Consolidated Balance Sheet.

     The investment, at fair value, of a consolidated investment company consists primarily of fixed maturities. This investment was liquidated in 2010.

     Collateralized third-party loans are senior secured commercial loans, and are typically collateralized by all assets of the borrower. The Company's collateralized third-party loans, before loss reserve, amounted to $291 million and $368 million at December 31, 2010 and 2009, respectively. The Company establishes a loss reserve for specifically impaired loans and assigns internal risk ratings for the remainder of the portfolio on which it assesses a general loss reserve (see Note 2 -- Significant Accounting Policies for further details). The loss reserve was $18 million and $17 million for the years ended December 31, 2010 and 2009, respectively.

     Unfunded commitments on limited partnerships, limited liability companies and collateralized third-party loans amounted to $225 million and $181 million at December 31, 2010 and 2009, respectively.

     There was no accumulated depreciation on real estate for December 31 2010 or 2009. Depreciation expense for the year ended December 31, 2010 was less than $1 million, and was recorded as a component of net investment income in the accompanying Consolidated Statement of Income. There was no depreciation expense for the year ended December 31, 2009. Depreciation expense for the year ended December 31, 2008 totaled less than $1 million.

  VIES

  Consolidated VIE

     At December 31, 2010 and 2009, the Company included assets of $45 million and $52 million, respectively in the accompanying Consolidated Balance Sheet, as a result of consolidating a VIE for which it was determined to be the primary beneficiary. The Company performed a qualitative analysis to determine if the Company has (i) the power to direct the activities of the VIE that most significantly impact the economic performance of the entity and (ii) the obligation to absorb losses of or the right to receive benefits from the entity that could be potentially significant to the VIE. In reviewing the deal documents including trust agreements, limited partnership agreements and purchase agreements, the Company determined that they are the primary beneficiary of one structured investment.

                 NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

     This VIE consists of a trust established for purchasing receivables from the U.S. Department of Energy related to Energy Savings Performance Contracts and issuing certificates representing the right to those receivables. The following table reflects (in millions) the carrying amount and balance sheet classification of the assets and liabilities of the consolidated VIE. The Company has a 98.66% interest in this VIE; however, the creditors do not have recourse to the Company in excess of the assets contained within the VIE.

                                                                 DECEMBER
                                                                   31,
                                                               -----------
                                                               2010   2009
                                                               ----   ----
Cash.........................................................   $ 4    $14
                                                                ---    ---
Other investments*...........................................    41     38
                                                                ---    ---
  TOTAL ASSETS...............................................   $45    $52
                                                                ===    ===
Other liabilities............................................     5     14
                                                                ---    ---
  TOTAL LIABILITIES..........................................   $ 5    $14
                                                                ===    ===



--------

*    Included in Limited partnerships/Limited liability companies

  Unconsolidated VIEs

     In the normal course of its activities, the Company will invest in structured investments including VIEs for which it is not the sponsor. These structured investments typically invest in fixed income investments and are managed by third-parties and include asset-backed securities, commercial mortgage-backed securities and residential mortgage-backed securities. The Company's maximum exposure to loss on these structured investments, both VIEs and non-VIEs, is limited to the amount of its investment. The Company has not provided financial or other support, other than its direct investment, to these structures. The Company has determined that it is not the primary beneficiary of these structures due to the fact that it does not have the power to direct the activities that significantly impact the VIEs economic performance. The Company classifies these investments on its accompanying Consolidated Balance Sheet as fixed maturity securities, available-for-sale and trading and its maximum exposure to loss associated with these investments was $26,341 million and $23,103 million as of December 31, 2010 and December 31, 2009, respectively.

     In the normal course of its activities, the Company will invest in joint ventures, limited partnerships and limited liability companies. These investments include hedge funds, private equity funds and real estate related funds and may or may not be VIEs. The Company's maximum exposure to loss on these investments, both VIEs and non-VIEs, is limited to the amount of its investment. The Company has determined that it is not the primary beneficiary of these structures due to the fact that it does not have the power to direct the activities that significantly impact the entities economic performance. The Company classifies these investments on the accompanying Consolidated Balance Sheet as "other investments" and its maximum exposure to loss associated with these entities was $526 million and $312 million as of December 31, 2010 and December 31, 2009, respectively.

     These investments are subject to ongoing review for impairment and for events that may cause management to reconsider whether or not it is the primary beneficiary. The Company has no additional economic interest in these structures in the form of derivatives, related guarantees, credit enhancement or similar instruments and obligations. Creditors have no recourse against the Company in the event of default. The Company has unfunded commitments in joint ventures, limited partnerships and limited liability companies which are previously disclosed in Note 4 -- Investments.

  RESTRICTED ASSETS AND SPECIAL DEPOSITS

     Assets of $5 million and $13 million at December 31, 2010 and 2009, respectively, were on deposit with governmental authorities or trustees as required by certain state insurance laws and are included in available-for-sale fixed maturities in the accompanying Consolidated Balance Sheet.

                 NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

NOTE 5 -- INVESTMENT INCOME AND INVESTMENT GAINS AND LOSSES

     The components of net investment income for the years ended December 31, 2010, 2009 and 2008 were as follows (in millions):

                                                       2010     2009     2008
                                                      ------   ------   ------
Fixed maturity securities...........................  $3,171   $2,869   $2,458
Equity securities...................................       1       18        6
Mortgage loans......................................     352      338      316
Policy loans........................................      56       54       52
Other investments...................................      65       45        1
                                                      ------   ------   ------
  Gross investment income...........................   3,645    3,324    2,833
Investment expenses.................................     (78)     (59)     (78)
                                                      ------   ------   ------
  NET INVESTMENT INCOME.............................  $3,567   $3,265   $2,755
                                                      ======   ======   ======



     For the years ended December 31, 2010, 2009 and 2008, net investment losses were as follows (in millions):

                                                        2010    2009    2008
                                                       -----   -----   -----
Fixed maturity securities
  Total OTTI losses..................................  $(172)  $(397)  $(331)
  Portion of OTTI loss recognized in OCI.............     57     241      --
                                                       -----   -----   -----
  Net OTTI losses on fixed maturities recognized in
     earnings........................................   (115)   (156)   (331)
  All other gains (losses)...........................    221      33     (73)
                                                       -----   -----   -----
Fixed maturity securities, net.......................    106    (123)   (404)
Equity securities....................................      5      98      (8)
Mortgage loans.......................................    (13)    (52)     (4)
Derivative instruments...............................   (109)      6      11
Other................................................     20     (14)     (1)
                                                       -----   -----   -----
  NET INVESTMENT LOSSES..............................  $   9   $ (85)  $(406)
                                                       =====   =====   =====



     The net gain on trading securities (both fixed maturity and equity securities) amounted to $5 million and $6 million for the years ended December 31, 2010 and 2009, respectively. For December 31, 2008, the net losses on fixed maturity trading securities amounted to $11 million.

     Realized gains on sales of available-for-sale fixed maturities were $270 million, $218 million and $131 million for the years ended December 31, 2010, 2009 and 2008, respectively; and realized losses were $53 million, $191 million and $193 million, respectively. Realized gains on sales of available-for-sale equity securities were $5 million, $173 million and $1 million for the years ended December 31, 2010, 2009 and 2008, respectively, and realized losses were less than $1 million, $71 million, and less than $1 million, respectively.

     Losses from OTTI on equity securities (included in net investment gains (losses) on equity securities above) were less than $1 million, $4 million and $9 million for the years ended December 31, 2010, 2009 and 2008, respectively.

                 NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

     The following tables present the Company's gross unrealized losses and fair values for fixed maturities and equities, aggregated by investment category and length of time the individual securities have been in a continuous unrealized loss position, at December 31, 2010 and 2009 (in millions):

                                                                  2010
                                    ----------------------------------------------------------------
                                                            GREATER THAN 12
                                    LESS THAN 12 MONTHS          MONTHS                 TOTAL
                                    -------------------   -------------------   --------------------
                                     FAIR    UNREALIZED    FAIR    UNREALIZED     FAIR    UNREALIZED
                                     VALUE     LOSSES      VALUE     LOSSES      VALUE      LOSSES
                                    ------   ----------   ------   ----------   -------   ----------
FIXED MATURITIES
  U.S. Treasury and U.S.
     Government corporations and
     agencies.....................  $  555      $ 22      $    2      $  1      $   557      $ 23
  U.S. agencies, state and
     municipal....................     401        17          --        --          401        17
  Foreign governments.............      24         1           1          *          25         1
  U.S. corporate..................   2,212        70         508        37        2,720       107
  Foreign corporate...............     819        35         120        10          939        45
  Residential mortgage-backed
     securities...................   2,981       102       1,689       397        4,670       499
  Commercial mortgage-backed
     securities...................      87         2         222        23          309        25
  Asset-backed securities.........     650         6         227        57          877        63
                                    ------      ----      ------      ----      -------      ----
  TOTAL FIXED MATURITIES..........   7,729       255       2,769       525       10,498       780
                                    ------      ----      ------      ----      -------      ----
EQUITIES
  Common stock....................       2         1            *         *           2         1
                                    ------      ----      ------      ----      -------      ----
  TOTAL EQUITIES..................       2         1          --        --            2         1
                                    ------      ----      ------      ----      -------      ----
  TOTAL...........................  $7,731      $256      $2,769      $525      $10,500      $781
                                    ======      ====      ======      ====      =======      ====


                 NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

                                                                  2009
                                   -----------------------------------------------------------------
                                       LESS THAN 12         GREATER THAN 12
                                         MONTHS(1)               MONTHS                 TOTAL
                                   --------------------   -------------------   --------------------
                                     FAIR    UNREALIZED    FAIR    UNREALIZED     FAIR    UNREALIZED
                                    VALUE      LOSSES      VALUE     LOSSES      VALUE      LOSSES
                                   -------   ----------   ------   ----------   -------   ----------
FIXED MATURITIES
  U.S. Treasury and U.S.
     Government corporations and
     agencies....................  $ 1,880      $ 68      $   13     $    1     $ 1,893     $   69
  U.S. agencies, state and
     municipal...................      193         3          30          6         223          9
  Foreign governments............       61         1          18          3          79          4
  U.S. corporate.................    2,918        57       2,677        199       5,595        256
  Foreign corporate..............      714        15         550         42       1,264         57
  Residential mortgage-backed
     securities..................    5,191       341       1,892        516       7,083        857
  Commercial mortgage-backed
     securities..................      548        12       2,087        246       2,635        258
  Asset-backed securities........      535        31         395         81         930        112
                                   -------      ----      ------     ------     -------     ------
  TOTAL FIXED MATURITIES.........   12,040       528       7,662      1,094      19,702      1,622
                                   -------      ----      ------     ------     -------     ------
EQUITIES
  Common stock...................        3          *         --         --           3           *
                                   -------      ----      ------     ------     -------     ------
  TOTAL EQUITIES.................        3        --          --         --           3         --
                                   -------      ----      ------     ------     -------     ------
  TOTAL..........................  $12,043      $528      $7,662     $1,094     $19,705     $1,622
                                   =======      ====      ======     ======     =======     ======



--------

*    Unrealized loss is less than $1 million.

(1) The aging of the unrealized losses as of December 31, 2009 was reset back to the date the security would have been first impaired by the adoption of new authoritative guidance.

     At December 31, 2010, the unrealized loss amount consisted of approximately 1,999 different fixed-maturity securities and 28 equity securities.

     At December 31, 2010, unrealized losses on investment grade fixed maturities were $414 million or 53% of the Company's total fixed maturity securities' unrealized losses. Investment grade is defined as a security having a credit rating from the National Association of Insurance Commissioners ("NAIC") of 1 or 2; a rating of Aaa, Aa, A or Baa from Moody's or a rating of AAA, AA, A or BBB from Standard & Poor's ("S&P"); or a comparable internal rating if an externally provided rating is not available. Unrealized losses on fixed maturity securities with a rating below investment grade represent $366 million or 47% of the Company's total fixed maturities unrealized losses at December 31, 2010.

     The amount of gross unrealized losses for fixed maturities where the fair value had declined by 20% or more of amortized cost totaled $357 million. The amount of time that each of these securities has continuously been 20% or more below the amortized cost consist of $42 million for 6 months or less, $18 million for greater than 6 months through 12 months and $297 million for greater than 12 months. In accordance with the Company's impairment policy, the Company performed quantitative and qualitative analysis to determine if the decline was temporary. For those securities where the decline was considered temporary, the Company did not take an impairment when it did not have the intent to sell the security or it was more likely than not that it would not be required to sell the security before its anticipated recovery.

                 NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

     Corporate Bonds. U.S. Corporate securities with a fair value below 80% of the security's amortized cost totaled $17 million or 16% of the total unrealized losses on U.S. Corporate securities. Foreign corporate securities with a fair value below 80% of the security's amortized cost totaled $1 million or 3% of the total unrealized loss on foreign corporate securities. The overall improvement in the Company's fixed maturity investments generally reflects higher market prices, mainly due to credit spread tightening throughout the year. While the losses were spread across all industry sectors, the largest sectors with unrealized losses on securities with a fair value below 80% of the security's amortized cost include Finance ($7 million), Gaming and Real Estate Investment Trusts ("REITs") ($3 million each) and Utilities ($2 million). These securities are evaluated in accordance with the Company's impairment policy. Because the securities continue to meet their contractual payments and the Company did not have the intent to sell the security nor was it more likely than not that it would be required to sell the security before its anticipated recovery, the Company did not consider these investments to be other than temporarily impaired.

     Mortgage-Backed Securities. Residential mortgage-backed securities that were priced below 80% of the security's amortized cost represented $287 million or 57% of total unrealized losses on residential mortgage -- backed securities. Commercial mortgage-backed securities that were priced below 80% of the security's amortized cost represented $11 million or 44% of total unrealized losses on commercial mortgage-backed securities. The Company measures its mortgage-backed portfolio for impairments based on the security's credit rating and whether the security has an unrealized loss. For securities rated below AA at acquisition, when the fair value of the security is below amortized cost and there are negative changes in estimated future cash flows, the security is deemed other-than-temporarily impaired and a realized loss is recognized in net investments gains in the accompanying Consolidated Statement of Income. The Company also evaluates mortgage-backed securities for other- than-temporary impairments in accordance with its impairment policy using cash flow modeling techniques coupled with an evaluation of facts and circumstances. The Company did not have the intent to sell its investments nor was it more likely than not that it would be required to sell the investments before its anticipated recovery in value; therefore, the Company did not consider these investments to be other-than-temporarily impaired.

     Asset-Backed Securities. Similar to mortgage-backed securities, the Company measures its asset-backed portfolio for impairments based on the security's credit rating and whether the security has an unrealized loss. For securities rated below AA at acquisition, when the fair value of a security is below amortized cost and there are negative changes in estimated future cash flows, the security is deemed other-than-temporarily impaired and a realized loss is recognized in net investment gains in the accompanying Consolidated Statement of Income. The Company also evaluates asset-backed securities for other-than-temporary impairments based on facts and circumstances and in accordance with the Company's impairment policy. Asset-backed securities that were priced below 80% of the security's amortized cost represented $41 million or 65% of the total unrealized losses for asset-backed securities. The Company did not have the intent to sell its investments nor was it more likely than not that it would be required to sell the investments before recovery , therefore the Company did not consider these investments to be other than temporarily impaired.

  NET UNREALIZED INVESTMENT GAINS (LOSSES)

     Net unrealized investment gains (losses) on available-for-sale investments are included in the Consolidated Balance Sheet as a component of AOCI. Changes in these amounts include reclassification adjustments for prior period net unrealized gains (losses) that have been recognized as realized gains (losses) during the current year and are included in net investment gains (losses) in the accompanying Consolidated Statement of Income.

                 NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

     The components of net unrealized investment gains (losses) reported in OCI at December 31, 2010, 2009 and 2008 are as follows (in millions):

                                                       2010     2009     2008
                                                      ------   -----   -------
Fixed maturity securities, available for sale-all
  other.............................................  $2,525   $ 488   $(4,225)
Fixed maturity securities on which an OTTI loss has
  been recognized...................................    (151)   (179)       --
                                                      ------   -----   -------
  Total fixed maturity securities...................   2,374     309    (4,225)
Equity securities, available for sale...............      10      11        37
Derivatives designed as cash flow hedges............     (12)    (10)       33
Other investments...................................       1      (2)       (3)
                                                      ------   -----   -------
  Subtotal..........................................   2,373     308    (4,158)
Amounts recognized for:
  Policyholders' account balances and future policy
     benefits.......................................      14       4       (56)
  Other assets (sales inducements)..................     (17)     (5)       55
  Deferred policy acquisition costs.................    (832)   (137)      871
  Deferred taxes....................................    (538)    (59)    1,151
                                                      ------   -----   -------
NET UNREALIZED GAINS (LOSSES) ON INVESTMENTS........  $1,000   $ 111   $(2,137)
                                                      ======   =====   =======


                 NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

     The net unrealized gains (losses) on fixed maturity securities for the years ended December 31, 2010, 2009 and 2008, are presented separately for amounts related to fixed maturity securities on which an OTTI loss has been recognized, and all other net unrealized investment gains and losses, are as follows (in millions):

NET UNREALIZED INVESTMENT GAINS AND LOSSES ON FIXED MATURITY SECURITIES ON WHICH AN OTTI LOSS HAS BEEN RECOGNIZED

                                                                                                                  ACCUMULATED
                                                                                                                     OTHER
                                                                                                                 COMPREHENSIVE
                                                                                 POLICYHOLDERS'     DEFERRED     INCOME (LOSS)
                                                                                     ACCOUNT         INCOME     RELATED TO NET
                              NET UNREALIZED                         DEFERRED     BALANCES AND        TAX         UNREALIZED
                              GAINS (LOSSES)    DEFERRED POLICY       SALES       FUTURE POLICY   (LIABILITY)     INVESTMENT
                              ON INVESTMENTS   ACQUISITION COSTS   INDUCEMENTS      BENEFITS        BENEFIT     GAINS (LOSSES)
                              --------------   -----------------   -----------   --------------   -----------   --------------
BALANCE, DECEMBER 31, 2008..       $  --              $--              $--             $--            $ --           $  --
Cumulative impact of the
  adoption of new
  authoritative guidance on
  January 1, 2009...........         (17)               4               --              --               5              (8)
Net investment gains
  (losses) on investments
  arising during the
  period....................        (238)              --               --              --              83            (155)
Reclassification adjustment
  for (gains) losses
  included in net income....         253               --               --              --             (88)            165
Reclassification adjustment
  for OTTI losses excluded
  from net income(1)........        (177)              --               --              --              62            (115)
Impact of net unrealized
  investment (gains) losses
  on deferred policy
  acquisition costs and
  deferred sales
  inducements...............          --               63                2              --             (23)             42
Impact of net unrealized
  investment (gains) losses
  on future policy
  benefits..................          --               --               --              (2)              1              (1)
                                   -----              ---              ---             ---            ----           -----
BALANCE, DECEMBER 31, 2009..       $(179)             $67              $ 2             $(2)           $ 40           $ (72)
                                   =====              ===              ===             ===            ====           =====
Net investment gains
  (losses) on investments
  arising during the
  period....................          86               --               --              --             (30)             56
Reclassification adjustment
  for (gains) losses
  included in net income....          18               --               --              --              (6)             12
Reclassification adjustment
  for OTTI losses excluded
  from net income(1)........         (76)              --               --              --              27             (49)
Impact of net unrealized
  investment (gains) losses
  on deferred policy
  acquisition costs and
  deferred sales
  inducements...............          --               (4)              (1)             --               1              (4)
Impact of net unrealized
  investment (gains) losses
  on future policy
  benefits..................          --               --               --              (1)               *             (1)
                                   -----              ---              ---             ---            ----           -----
BALANCE, DECEMBER 31, 2010..       $(151)             $63              $ 1             $(3)           $ 32           $ (58)
                                   =====              ===              ===             ===            ====           =====



--------

(*)  Amounts less than $1 million

(1) Represents "transfers in" related to the portion of OTTI losses recognized during the period that were not recognized in earnings for securities with no prior OTTI loss.

                 NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

ALL OTHER NET UNREALIZED INVESTMENT GAINS AND LOSSES IN AOCI

                                                                                                                   ACCUMULATED
                                                                                                                      OTHER
                                                                                                                  COMPREHENSIVE
                                                                                  POLICYHOLDERS'     DEFERRED     INCOME (LOSS)
                                                                                      ACCOUNT         INCOME     RELATED TO NET
                              NET UNREALIZED                          DEFERRED     BALANCES AND        TAX         UNREALIZED
                              GAINS (LOSSES)     DEFERRED POLICY       SALES       FUTURE POLICY   (LIABILITY)     INVESTMENT
                            ON INVESTMENTS(1)   ACQUISITION COSTS   INDUCEMENTS      BENEFITS        BENEFIT     GAINS (LOSSES)
                            -----------------   -----------------   -----------   --------------   -----------   --------------
BALANCE, DECEMBER 31,
  2007....................       $   177             $   (41)           $  1           $  9          $   (51)        $    95
Net investment gains
  (losses) on investments
  arising during the
  period..................        (4,100)                 --              --             --            1,435          (2,665)
Reclassification
  adjustment for (gains)
  losses included in net
  income..................          (235)                 --              --             --               82            (153)
Impact of net unrealized
  investment (gains)
  losses on deferred
  policy acquisition costs
  and deferred sales
  inducements.............            --                 912              54             --             (338)            628
Impact of net unrealized
  investment (gains)
  losses on future policy
  benefits................            --                  --              --            (65)              23             (42)
                                 -------             -------            ----           ----          -------         -------
BALANCE, DECEMBER 31,
  2008....................        (4,158)                871              55            (56)           1,151          (2,137)
Cumulative impact of the
  adoption of new
  authoritative guidance
  on January 1, 2009......           (78)                 17               1             (1)              21             (40)
Net investment gains
  (losses) on investments
  arising during the
  period..................         5,257                  --              --             --           (1,840)          3,417
Reclassification
  adjustment for (gains)
  losses included in net
  income..................          (711)                 --              --             --              249            (462)
Reclassification
  adjustment for OTTI
  losses excluded from net
  income(2)...............           177                  --              --             --              (62)            115
Impact of net unrealized
  investment (gains)
  losses on deferred
  policy acquisition costs
  and deferred sales
  inducements.............            --              (1,092)            (63)            --              404            (751)
Impact of net unrealized
  investment (gains)
  losses on future policy
  benefits................            --                  --              --             63              (22)             41
                                 -------             -------            ----           ----          -------         -------

                 NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

                                                                                                                   ACCUMULATED
                                                                                                                      OTHER
                                                                                                                  COMPREHENSIVE
                                                                                  POLICYHOLDERS'     DEFERRED     INCOME (LOSS)
                                                                                      ACCOUNT         INCOME     RELATED TO NET
                              NET UNREALIZED                          DEFERRED     BALANCES AND        TAX         UNREALIZED
                              GAINS (LOSSES)     DEFERRED POLICY       SALES       FUTURE POLICY   (LIABILITY)     INVESTMENT
                            ON INVESTMENTS(1)   ACQUISITION COSTS   INDUCEMENTS      BENEFITS        BENEFIT     GAINS (LOSSES)
                            -----------------   -----------------   -----------   --------------   -----------   --------------
BALANCE, DECEMBER 31,
  2009....................           487                (204)             (7)             6              (99)            183
Net investment gains
  (losses) on investments
  arising during the
  period..................         2,080                  --              --             --             (728)          1,352
Reclassification
  adjustment for (gains)
  losses included in net
  income..................          (119)                 --              --             --               42             (77)
Reclassification
  adjustment for OTTI
  losses excluded from net
  income(2)...............            77                  --              --             --              (27)             50
Impact of net unrealized
  investment (gains)
  losses on deferred
  policy acquisition costs
  and deferred sales
  inducements.............            --                (692)            (11)            --              246            (457)
Impact of net unrealized
  investment (gains)
  losses on future policy
  benefits................            --                  --              --             11               (4)              7
                                 -------             -------            ----           ----          -------         -------
BALANCE, DECEMBER 31,
  2010....................       $ 2,525             $  (896)           $(18)          $ 17          $  (570)        $ 1,058
                                 =======             =======            ====           ====          =======         =======



--------

(1)  Includes cash flow hedges. See Note 12 for information on cash flow hedges.

(2) Represents "transfers out" related to the portion of OTTI losses recognized during the period that were not recognized in earnings for securities with no prior OTTI loss.

     The following rollforward provides a breakdown of the cumulative credit loss component of OTTI losses recognized in earnings of fixed maturity securities still held for which a portion of the loss was recognized in OCI (in millions):

                                                              2010   2009
                                                              ----   ----
BALANCE AT BEGINNING OF YEAR................................  $130   $ --
ADDITIONS
  Credit losses remaining in retained earnings related to
     the change in accounting principle.....................    --     47
  Credit loss impairment recognized in the current period on
     securities previously not impaired.....................    50     24
  Additional credit loss impairments recognized in the
     current period on securities previously impaired.......    29     68
REDUCTIONS
  Credit loss impairments previously recognized on
     securities which matured, were paid down, prepaid or
     sold during the period.................................     8      9
                                                              ----   ----
BALANCE AT END OF YEAR......................................  $201   $130
                                                              ====   ====


                 NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

NOTE 6 -- POLICYHOLDERS' LIABILITIES

  POLICYHOLDERS' ACCOUNT BALANCES

     Policyholders' account balances at December 31, 2010 and 2009 were as follows (in millions):

                                                            2010      2009
                                                          -------   -------
Deferred annuities......................................  $37,677   $35,157
Universal life contracts................................   21,642    19,893
Annuities certain.......................................      424       295
Supplementary contracts without life contingencies......      357       338
Unearned revenue liability..............................      334       350
Guaranteed minimum accumulation benefit.................      222       235
                                                          -------   -------
  TOTAL POLICYHOLDERS' ACCOUNT BALANCES.................  $60,656   $56,268
                                                          =======   =======



     Policyholders' account balances on the above contracts are equal to cumulative deposits plus interest credited less withdrawals and less mortality and expense charges, where applicable.

     Unearned revenue liability represents amounts that have been assessed to compensate the insurer for services to be performed over future periods.

     The Guaranteed Minimum Accumulation Benefit ("GMAB") is the fair value of embedded derivatives on deferred annuity contracts.

     At December 31, 2010 and 2009, of the total policyholders' account balances of $60,656 million and $56,268 million, respectively, the total amounts related to policyholders' account balances that have surrender privileges were $59,814 million and $55,544 million, respectively. The amounts redeemable in cash by policyholders at December 31, 2010 and 2009 were $57,498 million and $53,300 million, respectively.

     The following table highlights the interest rate assumptions generally utilized in calculating policyholders' account balances, as well as certain withdrawal characteristics associated with these accounts at December 31, 2010:

PRODUCT                     INTEREST RATE     WITHDRAWAL/SURRENDER CHARGES
-------                     ---------------   -----------------------------------------------
Deferred annuities........  1.00% to 10.00%   Surrender charges 0% to 10% for up to 10 years.
Annuities certain.........  0.50% to 5.00%    No surrender or withdrawal charges.
Universal life contracts..  2.73% to 10.00%   Various up to 19 years.
Supplementary contracts
  without life
  contingencies...........  1.50% to 3.50%    No surrender or withdrawal charges.

                 NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

  FUTURE POLICY BENEFITS

     Future policy benefits at December 31, 2010 and 2009 were as follows (in millions):

                                                             2010     2009
                                                            ------   ------
Life insurance:
  Taiwan business -- 100% coinsured.......................  $  902   $  775
  Other life..............................................     129      102
                                                            ------   ------
       Total life insurance...............................   1,031      877
Individual and group payout annuities.....................   5,867    4,369
Other contract liabilities................................      39       46
                                                            ------   ------
     TOTAL FUTURE POLICY BENEFITS.........................  $6,937   $5,292
                                                            ======   ======



     Other than the 100% coinsured business, there were no amounts related to policies that have surrender privileges or amounts redeemable in cash by policyholders.

     The following table highlights the key assumptions generally utilized in the calculation of future policy benefit reserves at December 31, 2010:

PRODUCT                            MORTALITY               INTEREST RATE           ESTIMATION METHOD
-------                            ---------------------   ---------------------   ---------------------
Life insurance:                    Based upon best         3.80% to 7.50%          Net level premium
  Taiwan business --               estimates at time of                            reserve taking into
  100% coinsured                   policy issuance with                            account death
                                   provision for adverse                           benefits, lapses and
                                   deviations ("PAD").                             maintenance expenses
                                                                                   with PAD.
Individual and group payout        Based upon best         3.94% to 9.50%          Present value of
  annuities                        estimates at time of                            expected future
                                   policy issuance with                            payments at a rate
                                   PAD.                                            expected at issue
                                                                                   with PAD.


  GUARANTEED MINIMUM BENEFITS

     At December 31, 2010 and 2009, the Company had variable contracts with guarantees. (Note that the Company's variable contracts with guarantees may offer more than one type of guarantee in each contract; therefore, the amounts listed are not mutually exclusive). For guarantees of amounts in the event of death, the net amount at risk is defined as the current Guaranteed Minimum Death Benefit ("GMDB") in excess of the current account balance at the balance sheet date. For guarantees of accumulation balances, the net amount at risk is defined as GMAB minus the current account balance at the balance sheet date.

  VARIABLE ANNUITY CONTRACTS -- GMDB AND GMAB

     The Company issues certain variable annuity contracts with GMDB and GMAB features that guarantee either:

          a) Return of deposits: the benefit is the greater of current account value or premiums paid (adjusted for withdrawals).

          b) Ratchet: the benefit is the greatest of the current account value, premiums paid (adjusted for withdrawals), or the highest account value on any contractually specified anniversary up to contractually specified ages (adjusted for withdrawals).

                 NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

     The following table provides the account value, net amount at risk and average attained age of contract holders at December 31, 2010 and 2009 for GMDB and GMAB ($ in millions):

                                                                  2010
                                          ---------------------------------------------------
                                                RETURN OF NET DEPOSITS            RATCHET
                                          ---------------------------------   ---------------
                                          IN THE EVENT OF   ACCUMULATION AT   IN THE EVENT OF
                                               DEATH         SPECIFIED DATE        DEATH
                                               (GMDB)            (GMAB)           (GMDB)
                                          ---------------   ---------------   ---------------
Account value...........................       $5,737            $3,103           $12,165
Net amount at risk......................       $   67            $   62           $   519
Average attained age of contract
  holders...............................           57                56                61



                                                                  2009
                                          ---------------------------------------------------
                                                RETURN OF NET DEPOSITS            RATCHET
                                          ---------------------------------   ---------------
                                          IN THE EVENT OF   ACCUMULATION AT   IN THE EVENT OF
                                               DEATH         SPECIFIED DATE        DEATH
                                               (GMDB)            (GMAB)            (GMDB)
                                          ---------------   ---------------   ---------------
Account value...........................       $4,552            $2,283           $11,342
Net amount at risk......................       $  179            $  172           $ 1,277
Average attained age of contract
  holders...............................           58                56                61


     The following summarizes the liabilities for guarantees on variable contracts reflected in the general account in future policy benefits for GMDB and policyholders' account balances for GMAB in the accompanying Consolidated Balance Sheet (in millions):

                                                       GMDB   GMAB   TOTALS
                                                       ----   ----   ------
Balance at January 1, 2008...........................  $ 42   $ 72    $114
  Incurred guarantee benefits........................    33    244     277
  Paid guarantee benefits............................   (10)    --     (10)
                                                       ----   ----    ----
Balance at December 31, 2008.........................    65    316     381
  Incurred guarantee benefits........................     1    (81)    (80)
  Paid guarantee benefits............................   (22)    --     (22)
                                                       ----   ----    ----
Balance at December 31, 2009.........................    44    235     279
  Incurred guarantee benefits........................     5    (12)     (7)
  Paid guarantee benefits............................   (11)    (1)    (12)
                                                       ----   ----    ----
BALANCE AT DECEMBER 31, 2010.........................  $ 38   $222    $260
                                                       ====   ====    ====



     For GMABs, incurred guaranteed minimum benefits incorporate all changes in fair value other than amounts resulting from paid guarantee benefits. GMABs are considered to be embedded derivatives and are recognized at fair value through interest credited to policyholders' account balances in the accompanying Consolidated Statement of Income (refer to Note 15 -- Fair Value Measurements).

     The GMDB liability is determined each period end by estimating the expected value of death benefits in excess of the projected account balance and recognizing the excess ratably over the accumulation period based on total expected assessments in accordance with applicable guidance. The Company regularly evaluates estimates used and adjusts the additional liability balance, with a related charge or credit to increase in liabilities for future policy benefits in the accompanying Consolidated Statement of Income, if actual experience or other evidence suggests that earlier assumptions should be revised.

                 NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

     The following assumptions and methodology were used to determine the GMDB liability at December 31, 2010 and 2009:

     - Data used was 1,000 stochastically generated investment performance scenarios.

     - Mean investment performance assumption ranged from 5.42% to 6.73% for 2010 and 5.85% to 6.88% for 2009.

     - Volatility assumption ranged from 13.47% to 15.45% for 2010 and was 14.26% for 2009.

     - Mortality was assumed to be 91.00% of the A2000 table for 2010 and 2009.

     - Lapse rates vary by contract type and duration and range from 0.50% to 30.00%, with an average of 6.30% for 2010, and 0.50% to 30.00%, with an average of 6.10% for 2009.

     - Discount rates ranged from 6.69% to 7.25% for 2010 and 6.48% to 7.29% for 2009.

     The following table presents the aggregate fair value of assets at December 31, 2010 and 2009, by major investment fund options (including the general and separate account fund options), held by variable annuity products that are subject to GMDB and GMAB benefits and guarantees. Since variable contracts with GMDB guarantees may also offer GMAB guarantees in each contract, the GMDB and GMAB amounts listed are not mutually exclusive (in millions):

                                                    2010               2009
                                              ----------------   ----------------
                                                GMDB     GMAB      GMDB     GMAB
                                              -------   ------   -------   ------
Separate account:
  Equity....................................  $ 8,523   $1,826   $ 7,383   $1,374
  Fixed income..............................    3,412      635     2,970      462
  Balanced..................................    2,427      463     2,007      287
General account.............................    3,540      179     3,534      160
                                              -------   ------   -------   ------
     TOTAL..................................  $17,902   $3,103   $15,894   $2,283
                                              =======   ======   =======   ======



  ADDITIONAL LIABILITY FOR INDIVIDUAL LIFE PRODUCTS

     Certain individual life products require additional liabilities for contracts with excess insurance benefit features. These excess insurance benefit features are generally those that result in profits in early years and losses in subsequent years. For the Company's individual life contracts, this requirement primarily affects universal life policies with cost of insurance charges that are significantly less than the expected mortality costs in the intermediate and later policy durations.

     Generally, the Company has separately defined an excess insurance benefit feature to exist when expected mortality exceeds all assessments. This insurance benefit feature is in addition to the base mortality feature, which the Company defines as expected mortality not in excess of assessments.

     The following table summarizes the liability for excess insurance benefit features reflected in the general account in future policy benefits at December 31, 2010, 2009 and 2008 (in millions):

                                                           2010   2009   2008
                                                           ----   ----   ----
Beginning balance........................................   $45    $41    $29
Net liability increase...................................    23      4     12
                                                            ---    ---    ---
ENDING BALANCE...........................................   $68    $45    $41
                                                            ===    ===    ===


                 NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

NOTE 7 -- SEPARATE ACCOUNTS

  SEPARATE ACCOUNTS REGISTERED WITH THE SEC

     The Company maintains separate accounts, which are registered with the SEC, for its variable deferred annuity and variable life products with assets of $17,653 million and $15,307 million at December 31, 2010 and 2009, respectively. The assets of the registered separate accounts represent investments in shares of the MainStay VP Series Fund, Inc. managed by NYL Investments and other non-proprietary funds.

  SEPARATE ACCOUNTS NOT REGISTERED WITH THE SEC

     The Company also maintains separate accounts, which are not registered with the SEC, with assets of $1,106 million and $782 million at December 31, 2010 and 2009, respectively. The assets in these separate accounts are comprised of MainStay VP Series Fund, Inc. managed by NYL Investments, other non- proprietary funds and limited partnerships.

     See Note 6 -- Policyholders' Liabilities, for information regarding separate accounts with contractual guarantees for GMDB and GMAB.

NOTE 8 -- DEFERRED POLICY ACQUISITION COSTS AND SALES INDUCEMENTS

     The following is an analysis of DAC for the years ended December 31, 2010, 2009 and 2008 (in millions):

                                                      2010      2009     2008
                                                     ------   -------   ------
Balance at beginning of year.......................  $4,041   $ 4,667   $3,431
  Current year additions...........................     640       715      673
  Amortized during year............................    (557)     (312)    (349)
                                                     ------   -------   ------
  Balance at end of year before related
     adjustments...................................   4,124     5,070    3,755
  Adjustment for change in unrealized investment
     (gains)/losses................................    (695)   (1,029)     912
                                                     ------   -------   ------
  BALANCE AT END OF YEAR...........................  $3,429   $ 4,041   $4,667
                                                     ======   =======   ======



  SALES INDUCEMENTS

     Changes in deferred sales inducements included in other assets in the accompanying Consolidated Balance Sheet for the years ended December 31, 2010, 2009 and 2008 are as follows (in millions):

                                                         2010   2009   2008
                                                         ----   ----   ----
Balance at beginning of year...........................  $313   $331   $272
  Current year additions...............................   103     64     64
  Amortized during year................................   (50)   (21)   (59)
                                                         ----   ----   ----
  Balance at end of year before related adjustments....   366    374    277
  Adjustment for change in unrealized investment
     (gains)/losses....................................   (12)   (61)    54
                                                         ----   ----   ----
  BALANCE AT END OF YEAR...............................  $354   $313   $331
                                                         ====   ====   ====


                 NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

NOTE 9 -- INCOME TAXES

     A summary of the components of the net total income tax expense (benefit) for the years ended December 31, 2010, 2009 and 2008, respectively, included in the accompanying Consolidated Statement of Income are as follows (in millions):

                                                        2010   2009    2008
                                                        ----   ----   -----
Current:
  Federal.............................................  $133   $206   $(167)
  State and local.....................................     3      1      --
                                                        ----   ----   -----
                                                         136    207    (167)
Deferred:
  Federal.............................................    72     53     104
                                                        ----   ----   -----
TOTAL INCOME TAX EXPENSE (BENEFIT)....................  $208   $260   $ (63)
                                                        ====   ====   =====



     Pursuant to the tax allocation agreement discussed in Note 2 -- Significant Accounting Policies, as of December 31, 2010 and 2009, the Company recorded a net income tax receivable (payable) from (to) New York Life of $37 million and ($183) million, included in other assets and other liabilities, respectively, in the accompanying Consolidated Balance Sheet.

     The Company's actual income tax expense for the years ended December 31, 2010, 2009 and 2008, respectively, differs from the expected amount computed by applying the U.S. statutory federal income tax rate of 35% for the following reasons:

                                                         2010   2009    2008
                                                         ----   ----   -----
Statutory federal income tax rate......................  35.0%  35.0%   35.0%
Tax exempt income......................................  (3.5)% (1.1)% 149.4%
Uncertain tax position.................................  (5.6)%  0.2%   (7.5)%
Investment credits.....................................  (1.7)% (0.8)%  14.8%
Other..................................................   0.0%  (0.5)%   4.5%
                                                         ----   ----   -----
EFFECTIVE TAX RATE.....................................  24.2%  32.8%  196.2%
                                                         ====   ====   =====



     Deferred income taxes are generally recognized, based on enacted tax rates, when assets and liabilities have different values for financial statement and tax purposes. The Company's management has concluded that the deferred tax assets are more likely than not to be realized. Therefore, no valuation allowance has been provided.

                 NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

     The components of the net deferred tax liability reported in other liabilities in the accompanying Consolidated Balance Sheet as of December 31, 2010 and 2009, respectively, are as follows (in millions):

                                                             2010     2009
                                                            ------   ------
Deferred tax assets:
  Future policyholder benefits............................  $  623   $  696
  Employee and agents benefits............................      61       66
  Other...................................................      11       12
                                                            ------   ------
     Gross deferred tax assets............................     695      774
                                                            ------   ------
Deferred tax liabilities:
  DAC.....................................................     928    1,146
  Investments.............................................     787       97
  Other...................................................       1        1
                                                            ------   ------
     Gross deferred tax liabilities.......................   1,716    1,244
                                                            ------   ------
       NET DEFERRED TAX LIABILITY.........................  $1,021   $  470
                                                            ======   ======



     The Company has no net operating or capital loss carryforwards.

     The Company's federal income tax returns are routinely examined by the Internal Revenue Service ("IRS") and provisions are made in the financial statements in anticipation of the results of these audits. The IRS has completed audits through 2004 and is currently auditing tax years 2005 through 2007. There were no material effects on the Company's results of operations as a result of these audits. The Company believes that its recorded income tax liabilities are adequate for all open years.

     A reconciliation of the beginning and ending amount of unrecognized tax benefits at December 31, 2010, 2009 and 2008, respectively, are as follows (in millions):

                                                         TOTAL UNRECOGNIZED
                                                            TAX BENEFITS
                                                         ------------------
                                                         2010   2009   2008
                                                         ----   ----   ----
BEGINNING OF PERIOD BALANCE............................  $117   $117   $107
Reductions for tax positions of prior years............    --     (9)    (1)
Additions for tax positions of current year............     1      9     24
Settlements with tax authorities.......................   (49)    --    (13)
                                                         ----   ----   ----
END OF PERIOD BALANCE..................................  $ 69   $117   $117
                                                         ====   ====   ====



     As of December 31, 2010, the Company had unrecognized tax benefits that, if recognized, would impact the effective tax rate by less than $1 million. The Company's total amount of unrecognized tax benefits that, if recognized, would impact the effective tax rate as of December 31, 2009 and 2008, are $44 million and $42 million, respectively. Total interest expense associated with the liability for unrecognized tax benefits for the years ended December 31, 2010, 2009 and 2008, aggregated $3 million, $6 million and $7 million, respectively, and are included in income tax expense (benefit) in the accompanying Consolidated Statement of Income. At December 31, 2010, 2009 and 2008, the Company had $14 million, $31 million and $30 million, respectively, of accrued interest associated with the liability for unrecognized tax benefits, which are reported in the accompanying Consolidated Balance Sheet (included in other liabilities). The $17 million decrease from December 31, 2009 in accrued interest associated with the liability for unrecognized tax benefits is the result of an increase of $3 million of interest expense and a $20 million decrease resulting from IRS settlements. The $1 million increase from December 31,

                 NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

2008 in accrued interest associated with the liability for unrecognized tax benefits is the result of an increase of $6 million of interest expense and a $5 million decrease resulting from IRS settlements. The Company does not anticipate any significant changes to its total unrecognized tax benefits within the next 12 months.

NOTE 10 -- REINSURANCE

     The Company enters into reinsurance agreements in the normal course of its insurance business to reduce overall risk and to be able to issue life insurance policies in excess of its retention limits. Currently, the Company reinsures the mortality risk on new life insurance policies on a quota-share yearly renewable term basis for almost all products. The Company had typically retained 10% of each risk until 2005 when it began retaining larger shares on many products. The quota-share retained now ranges from 10% to 63% and most products are fully retained if the policy size is less than $1 million. Most of the reinsured business is on an automatic basis. Cases in excess of the Company's retention and certain substandard cases are reinsured facultatively. The Company does not have any individual life reinsurance agreements that do not transfer risk or contain risk-limiting features.

     The Company remains liable for reinsurance ceded if the reinsurer fails to meet its obligation on the business it has assumed. The Company periodically reviews the financial condition of its reinsurers and amounts recoverable in order to minimize its exposure to losses from reinsurer insolvencies. When necessary, an allowance is recorded for reinsurance the Company cannot collect. Three reinsurance companies account for approximately 78% and 76% of the reinsurance ceded to non-affiliates at December 31, 2010 and 2009, respectively.

     In December 2004, the Company reinsured 90% of a block of in-force life insurance business, consisting of Universal Life, Variable Universal Life ("VUL"), Target Life and Asset Preserver, with New York Life. The agreement used a combination of coinsurance with funds withheld for the fixed portion maintained in the general account and modified coinsurance ("MODCO") for the VUL policies in the Separate Accounts. Under both the MODCO and Funds Withheld treaties, the Company will retain the assets held in relation to the policyholders' account balances and separate account liabilities. An experience refund will be paid to the Company at the end of each quarterly accounting period for 100% of the profits in excess of $5 million per year. Under authoritative guidance related to derivatives and hedging, the Funds Withheld and the MODCO treaties, along with the experience rating refund represents an embedded derivative, which is required to be carried at fair value. The fair value of this embedded derivative approximated $48 million and $5 million at December 31, 2010 and 2009, respectively, and is included in amounts recoverable from reinsurer in the accompanying Consolidated Balance Sheet. The change in fair value of this embedded derivative was $43 million, ($4) million and $5 million for the years ended December 31, 2010, 2009 and 2008, respectively, and is included in net revenue from reinsurance in the accompanying Consolidated Statement of Income.

     In connection with the above described reinsurance agreement with New York Life, the Company recorded a deferred gain of $244 million, which includes the $25 million purchase price and $219 million of GAAP reserves recoverable from the reinsurer in excess of the funds withheld liability. For the years ended December 31, 2010, 2009 and 2008, $1 million, $32 million and $75 million, respectively, of the deferred gain was amortized and is included in net revenue from reinsurance in the accompanying Consolidated Statement of Income. The effect of this

                 NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


affiliated reinsurance agreement for the years ended December 31, 2010, 2009 and 2008 was as follows (in millions):

                                                       2010     2009     2008
                                                      ------   ------   ------
Fees-universal life policies ceded..................  $  293   $  283   $  305
Net revenue from reinsurance........................  $  216   $  143   $  211
Policyholders' benefits ceded.......................  $  116   $  132   $   95
Amounts recoverable from reinsurer..................  $6,193   $5,909   $5,692
Amounts payable to reinsurer........................  $6,146   $5,905   $5,653
Other liabilities (deferred gain, net of
  amortization).....................................  $   18   $   19   $   51


     Effective July 1, 2002, the Company transferred the Taiwan branch's insurance book of business to an affiliated company, New York Life Insurance Taiwan Corporation ("NYLT"), an indirect wholly owned subsidiary of New York Life. The Company is jointly liable with NYLT for two years from the giving of notice to all obligees for all matured obligations and for two years after the maturity date of not-yet matured obligations. NYLT is also contractually liable, under indemnification provisions of the transaction, for any liabilities that may be asserted against the Company. The transfer of the branch's net assets was accounted for as a long-duration coinsurance transaction. Under this accounting treatment, the insurance related liabilities remain on the books of the Company and an offsetting reinsurance recoverable is established. Additionally, premiums and benefits associated with any business sold prior to July 1, 2002 are reflected in the Company's accompanying Consolidated Statement of Income.

     Accordingly, the Company recorded the following with respect to this transaction (in millions):

                                                         2010   2009   2008
                                                         ----   ----   ----
Amounts recoverable from reinsurer.....................  $902   $775   $702
Premiums ceded.........................................  $ 68   $ 68   $ 74
Benefits ceded.........................................  $ 42   $ 32   $367

                 NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

     The effects of all reinsurance for the years ended December 31, 2010, 2009 and 2008 were as follows (in millions):

                                                       2010     2009     2008
                                                      ------   ------   ------
Premiums:
  Direct............................................  $1,961   $1,865   $1,447
  Assumed...........................................       2        2        2
  Ceded.............................................     (71)     (70)     (75)
                                                      ------   ------   ------
Net premiums........................................  $1,892   $1,797   $1,374
                                                      ======   ======   ======
Fees-universal life and annuity policies ceded......  $  572   $  542   $  539
Net revenue from reinsurance........................  $  218   $  145   $  206
Policyholders' benefits ceded.......................  $  410   $  384   $  704
Increase in ceded liabilities for future
  policyholder benefits.............................  $   16   $   15   $   16
Amounts recoverable from reinsurer:
  Affiliated........................................  $7,095   $6,684   $6,394
  Unaffiliated......................................  $  255   $  243   $  210
Amounts payable to reinsurer:
  Affiliated........................................  $6,148   $5,906   $5,653
  Unaffiliated......................................  $   37   $   35   $   33
Other liabilities (deferred gain, net of
  amortization).....................................  $   18   $   19   $   51


NOTE 11 -- DEBT

     Debt consisted of the following at December 31, 2010 and 2009 (in millions):

                                                               2010   2009
                                                               ----   ----
RECOURSE DEBT
  Payable to Capital Corporation.............................   $10    $51
  Other......................................................     5      5
                                                                ---    ---
     Total recourse debt.....................................    15     56
                                                                ---    ---
NON-RECOURSE DEBT
  Other......................................................     5     14
                                                                ---    ---
     Total non-recourse debt.................................     5     14
                                                                ---    ---
TOTAL DEBT...................................................   $20    $70
                                                                ===    ===



  RECOURSE DEBT

     At December 31, 2010 and 2009, the Company had an outstanding debt balance of $10 million and $51 million, respectively, with New York Life Capital Corporation ("Capital Corporation"), an indirect wholly owned subsidiary of New York Life. Refer to Note 14 -- Related Party Transactions.

     Other consists of a promissory note the Company issued on November 1, 2006, in the amount of $8 million at a fixed interest rate of 5.5% per annum in connection with the purchase of a membership interest in Aeolus Wind Power II LLC. The note calls for the Company to make quarterly payments of principal and interest with the first installment paid on January 31, 2007 and the final installment due on July 31, 2016. The note may not be prepaid in

                 NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


whole or in part and there are no collateral requirements. The carrying amount of the note at December 31, 2010 and 2009 was $5 million.

  NON-RECOURSE DEBT

     At December 31, 2010 and 2009, the Company was required to consolidate one structured investment in which the Company is considered the primary beneficiary with an outstanding debt balance of $5 million and $14 million, respectively. Refer to Note 4 -- Investments.

NOTE 12 -- DERIVATIVE FINANCIAL INSTRUMENTS AND RISK MANAGEMENT

     The Company uses derivative financial instruments to manage interest rate, currency, market and credit risk. These derivative financial instruments include foreign exchange forward contracts; interest rate and equity options; interest rate, inflation, and credit default and currency swaps. The Company also uses written covered call options in order to generate income. The Company does not engage in derivative financial instrument transactions for speculative purposes. See Note 2 -- Significant Accounting Policies for a detailed discussion of the types of derivatives the Company enters into, the Company's objectives and strategies for using derivative instruments and how they are accounted for.

     The Company deals with highly rated counterparties and does not expect the counterparties to fail to meet their obligations under the contracts. The Company has controls in place to monitor credit exposures by limiting transactions with specific counterparties within specified dollar limits and assessing the creditworthiness of counterparties. The Company uses netting arrangements incorporated in master agreements with counterparties and adjusts transaction levels, when appropriate, to minimize risk. The Company's policy is to not offset the fair value amounts recognized for derivatives executed with the same counterparty under the same master netting agreements with the associated collateral.

     To further minimize risk, credit support annexes ("CSA") typically are negotiated as part of swap documentation entered into by the Company with counterparties. The CSA defines the terms under which collateral is transferred in order to mitigate credit risk arising from "in the money" derivative positions. The CSA requires that a derivative counterparty post collateral to secure that portion of its anticipated derivative obligation, taking into account netting arrangements, in excess of a specified threshold. Collateral received is typically invested in short-term investments. Those agreements also include credit contingent provisions whereby the threshold typically declines on a sliding scale with a decline in the counterparties' rating. In addition, certain of the Company's contracts contain provisions that require the Company to maintain a specific investment grade credit rating and if the Company's credit rating were to fall below that specified rating, the counterparty to the derivative instrument could request immediate payout or full collateralization. The Company does not have any derivative instruments with credit-risk-related contingent features that are in a net liability position with the counterparty as of December 31, 2010.

     The Company is exposed to credit-related losses in the event that a counterparty fails to perform its obligations under its contractual terms. For contracts with counterparties where no netting provisions are specified in the master agreements, in the event of default, credit exposure is defined as the fair value of contracts in a gain position at the reporting date, net of any collateral held under a CSA with that counterparty. Credit exposure to counterparties where a netting arrangement is in place, in the event of default, is defined as the net fair value, if positive, of all outstanding contracts with each specific counterparty, net of any collateral held under a CSA with that counterparty. As of December 31, 2010 and 2009, the Company held collateral for derivatives of $167 million and $153 million, respectively. Credit risk exposure in a net gain position, net of offsets and collateral, was $28 million and $58 million at December 31, 2010 and 2009, respectively.

                 NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

     Notional or contractual amounts of derivative financial instruments provide a measure of involvement in these types of transactions and do not represent the amounts exchanged between the parties engaged in the transaction. The amounts exchanged are determined by reference to the notional amounts and other terms of the derivative financial instruments, which relate to interest rates, exchange rates or other financial indices.

     In September 2008, one of the Company's derivative counterparties, Lehman Brothers Special Financing Inc. ("Lehman Brothers"), filed for Chapter 11 bankruptcy. As a result, the Company terminated all derivative contracts with Lehman Brothers prior to their scheduled maturity dates. A gain of $5 million, which represents the effective portion of hedging contracts at the date they were de-designated, was recorded in AOCI. The gains will be reclassified into net investment losses in the accompanying Consolidated Statement of Income when the hedged forecasted transactions occur. At December 31, 2008 a gain from the ineffective portion of the hedge transactions of $2 million, along with the gain on contracts that did not qualify for hedge accounting of $3 million, resulted in an aggregate realized gain of $5 million in net investment losses in the accompanying Consolidated Statement of Income.

     The following table presents the notional amount, number of contracts and gross fair value of derivative instruments that are qualifying and designated as hedging instruments, by type of hedge designation, and those that are not designated as hedging instruments (excluding embedded derivatives) at December 31, 2010 and 2009 (in

                 NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


millions, except for number of contracts). See Note 15 -- Fair Value Measurements for a discussion of valuation methods for derivative instruments.

                                              DECEMBER 31, 2010                          DECEMBER 31, 2009
                                  ----------------------------------------   ----------------------------------------
                                         VOLUME            FAIR VALUE(1)            VOLUME            FAIR VALUE(1)
                        PRIMARY   --------------------   -----------------   --------------------   -----------------
                         RISK                NUMBER OF                                  NUMBER OF
                       EXPOSURE   NOTIONAL   CONTRACTS   ASSET   LIABILITY   NOTIONAL   CONTRACTS   ASSET   LIABILITY
                       --------   --------   ---------   -----   ---------   --------   ---------   -----   ---------
DERIVATIVES
  DESIGNATED AS
  HEDGING:
CASH FLOW HEDGES:
  Interest rate
     swaps...........  Interest    $    37        2       $  8      $--       $    37        2       $  6      $--
  Currency swaps.....  Currency        203       13           *      19           218       14          1       16
                                   -------      ---       ----      ---       -------      ---       ----      ---
  TOTAL DERIVATIVES
     DESIGNATED AS
     HEDGING
     INSTRUMENTS.....                  240       15          8       19           255       16          7       16
                                   -------      ---       ----      ---       -------      ---       ----      ---
DERIVATIVES NOT
  DESIGNATED AS
  HEDGING:
  Interest rate
     swaps...........  Interest        249       37         13        9           292       42         18        7
  Interest rate
     options.........  Interest     17,760       56         58       --        19,475       47        100       --
  Swaptions..........  Interest      6,781       31         62       --            --       --         --       --
  Corridor options...  Interest     18,650      166         27       --        20,725      184         74       --
  Currency swaps.....  Currency         72        3          1        3            --       --         --       --
  Currency forwards..  Currency         34       12          1         *             *       2         --         *
  Equity options.....  Market          275       25         40       --           844       35         31       --
  Credit default
     swaps:
     Buy protection..  Credit           12        3         --         *           12        3         --        1
     Sell
       protection....  Credit            1        1         --         *            1        1         --         *
  Average call rate
     spread..........  Interest         17        2         --        1            --       --         --       --
                                   -------      ---       ----      ---       -------      ---       ----      ---
  TOTAL DERIVATIVES
     NOT DESIGNATED
     AS HEDGING
     INSTRUMENTS.....               43,851      336        202       13        41,349      314        223        8
                                   -------      ---       ----      ---       -------      ---       ----      ---
  ACCRUED INVESTMENT
     INCOME..........                   --       --         --       --            --       --           *      --
                                   -------      ---       ----      ---       -------      ---       ----      ---
TOTAL DERIVATIVES....              $44,091      351       $210      $32       $41,604      330       $230      $24
                                   =======      ===       ====      ===       =======      ===       ====      ===



--------

*    Amounts are less than $1 million.

(1) The estimated fair value of all derivatives in an asset position is reported within other investments, with the exception of accrued investment income, which is reported with investment income due and accrued in the accompanying Consolidated Balance Sheet, and the estimated fair value of all derivatives in a liability position, including investment income payable on derivatives, is reported within other liabilities in the accompanying Consolidated Balance Sheet. For 2010, accrued investment income on derivatives and investment income payable on derivatives was excluded from the above table.

                 NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

  CASH FLOW HEDGES

     The following table presents the effects of derivatives in cash flow hedging relationships in the accompanying Consolidated Statement of Income and the Consolidated Statement of Stockholder's Equity for the years ended December 31, 2010, 2009 and 2008 (in millions):

                                           AMOUNT OF                   AMOUNT OF                   AMOUNT OF
                                          GAIN (LOSS)                 GAIN (LOSS)                 GAIN (LOSS)
                                         RECOGNIZED IN             RECLASSIFIED FROM           RECLASSIFIED FROM
                                       OCI ON DERIVATIVE          AOCI INTO NET INCOME        AOCI INTO NET INCOME
                                    (EFFECTIVE PORTION)(1)        (EFFECTIVE PORTION)        (INEFFECTIVE PORTION)
                                    ----------------------     -------------------------     ---------------------
                                                                   NET            NET
                                                               INVESTMENT     INVESTMENT
                                                                 LOSSES         INCOME
                                                               ----------


                                                                              ----------
FOR THE YEAR ENDED 12/31/2010:
Interest rate contracts........              $ 10                  $ 8           $  1                 $--
Currency contracts.............               (12)                  (7)            (2)                 --
                                             ----                  ---           ----                 ---
Total..........................              $ (2)                 $ 1           $ (1)                $--
                                             ====                  ===           ====                 ===
FOR THE YEAR ENDED 12/31/2009:
Interest rate contracts........              $(20)                 $ 4           $ (1)                $--
Currency contracts.............               (32)                  --            (12)                 --
                                             ----                  ---           ----                 ---
Total..........................              $(52)                 $ 4           $(13)                $--
                                             ====                  ===           ====                 ===
FOR THE YEAR ENDED 12/31/2008:
Interest rate contracts........              $ 21                  $--           $ --                 $--
Currency contracts.............                24                   --             10                  --
                                             ----                  ---           ----                 ---
Total..........................              $ 45                  $--           $ 10                 $--
                                             ====                  ===           ====                 ===



--------

(1) The amount of gain (loss) recognized in OCI is reported as a change in net unrealized investment gains (losses), a component of AOCI, in the accompanying Consolidated Statement of Stockholder's Equity.

     In 2010, there were no instances in which the Company discontinued cash flow hedge accounting because the forecasted transactions did not occur on the anticipated date or in the additional time period permitted under the authoritative guidance on derivatives and hedging. In December 31, 2009, the Company discontinued cash flow hedge accounting on an interest rate swap that was hedging the forecasted interest payments on an underlying interest only strip for which a $4 million impairment loss was taken on the underlying bond. The Company believes that it is no longer probable that all of the remaining forecasted cash flows will still occur due to credit concerns. Hedge accounting was discontinued and an offsetting gain of $4 million has been reclassified from AOCI into net investment losses in the accompanying Consolidated Statement of Income at December 31, 2009. There are no deferred gains or losses remaining in OCI after the reclassification. The swap will be carried at fair value with changes recognized in net investment losses. In 2008, there were no instances in which the Company discontinued cash flow hedge accounting because the forecasted transactions did not occur on the anticipated date or in the additional time period permitted under the authoritative guidance on derivatives and hedging.

     There were no hedged forecasted transactions, other than the receipt or payment of variable interest payments.

                 NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

     Presented below is a roll forward of the components of AOCI, before taxes, related to cash flow hedges (in millions):

                                                          2010   2009   2008
                                                          ----   ----   ----
Balance, beginning of year..............................  $(10)  $ 33   $ (2)
(Losses) gains deferred in OCI on the effective portion
  of cash flow hedges...................................    (2)   (52)    45
Losses (gains) reclassified to net income...............    --      9    (10)
                                                          ----   ----   ----
Balance, end of year....................................  $(12)  $(10)  $ 33
                                                          ====   ====   ====



     For cash flow hedges, the estimated amount of existing losses that are reported in AOCI at December 31, 2010 related to periodic interest payments on assets and liabilities being hedged that is expected to be reclassified into earnings within the next 12 months is less than $1 million.

  DERIVATIVES NOT QUALIFYING OR DESIGNATED AS HEDGING INSTRUMENTS

     The Company has derivative instruments that are not designated or do not qualify for hedge accounting treatment. The following table provides the income statement classification and amount of gains and losses on derivative instruments not designated as hedging instruments for the years ended December 31, 2010, 2009 and 2008 (in millions):

                                                            AMOUNT OF GAIN
                                                          (LOSS) RECOGNIZED
                                                              IN INCOME
                                                          ON DERIVATIVES(1)
                                                         -------------------
                                                          2010   2009   2008
                                                         -----   ----   ----
Interest rate swaps....................................  $  (6)  $ 13    $--
Swaptions..............................................     11     --     --
Interest rate caps.....................................    (55)     1     --
Currency swaps.........................................     (2)    --     --
Corridor options.......................................    (47)    56    (30)
Currency forwards......................................      2     (1)    --
Equity options.........................................     (6)   (53)    44
Futures................................................    (32)   (16)    --
Bond forwards..........................................     25     --     --
Credit default swaps
  CDS -- buy protection................................       *    (1)    (1)
  CDS -- sell protection...............................       *      *    (1)
                                                         -----   ----    ---
Total..................................................  $(110)  $ (1)   $12
                                                         =====   ====    ===



--------

*    Recognized loss is less than $1 million.

(1) The amount of gain (loss) is reported within net investment gains (losses) in the Consolidated Statement of Income.

     The Company enters into credit default swaps ("CDS") both to buy loss protection from, and sell loss protection to a counterparty in the event of default of a reference obligation or a reference pool of assets. The Company also sells CDS protection on a basket of U.S. securities and indexes in order to swap the credit risk from certain foreign denominated fixed maturities. The approximate term of these contracts ranges from three to ten years. At December 31, 2010, 2009 and 2008, the Company had four open contracts, for CDS at a notional amount of $13 million, with a negative fair value of less than $1 million, $1 million and $2 million, respectively. Realized

                 NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


gains of less than $1 million, which includes realized gains of less than $1 million related to credit protection sold, were recorded for the year ended December 31, 2010. For the year ended December 31, 2009, realized losses of $1 million, which includes realized gains of less than $1 million related to credit protection sold, were recorded. For the year ended December 31, 2008, realized losses of $2 million, which includes realized losses of $1 million related to credit protection sold, were recorded. These amounts are reflected in net investment gains (losses) in the accompanying Consolidated Statement of Income.

     The maximum amount the Company would be required to pay under swaps in which credit protection was sold, assuming all referenced obligations default at a total loss without recoveries, would be $1 million for December 31, 2010, 2009 and 2008. The market value of swaps for credit protection sold was less than $1 million for December 31, 2010, 2009 and 2008. The Company posted collateral in the amount of $1 million, $2 million and $1 million for December 31, 2010, 2009 and 2008 respectively, on open positions for credit protection sold.

  EMBEDDED DERIVATIVES

     The Company has certain embedded derivatives that are required to be separated from their host contracts and accounted for as derivatives. As of December 31, 2010 and 2009, there were no embedded derivatives that could not be separated from their host contracts.

     The following table presents the fair value amounts of the Company's embedded derivatives at December 31, 2010 and 2009 (in millions):

                                                                                  FAIR VALUE
                                                                                 -----------
                                                  BALANCE SHEET LOCATION         2010   2009
                                           -----------------------------------   ----   ----
EMBEDDED DERIVATIVES IN ASSET HOST
  CONTRACTS:
Other(1).................................  Amounts recoverable from reinsurers   $ 48   $  5
EMBEDDED DERIVATIVES IN LIABILITY HOST
  CONTRACTS:
Guaranteed minimum accumulation
  benefits(1)............................  Policyholders' account balances       $222   $235


--------

(1) For further information on these embedded derivatives refer to Note 15 -- Fair Value Measurements.

     The following table presents the changes in fair value related to embedded derivatives for the years ended December 31, 2010, 2009 and 2008 (in millions):

                                                          2010   2009   2008
                                                          ----   ----   ----
Net revenue from reinsurance............................  $ 43    $(4)  $  6
Interest credited to policyholders' account balances....  $(25)   $90)  $236


NOTE 13 -- COMMITMENTS AND CONTINGENCIES

  LITIGATION

     The Company is a defendant in individual and/or alleged class action suits arising from its agency sales force, insurance (including variable contracts registered under the federal securities law), investment, retail securities, and/or other operations, including actions involving retail sales practices. Most of these actions seek substantial or unspecified compensatory and punitive damages. The Company is also from time to time involved in various governmental, administrative, and investigative proceedings and inquiries.

     Notwithstanding the uncertain nature of litigation and regulatory inquiries, the outcome of which cannot be predicted, the Company believes that, after provisions made in the consolidated financial statements, the ultimate liability that could result from litigation and proceedings would not have a material adverse effect on the Company's

                 NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


financial position; however, it is possible that settlements or adverse determinations in one or more actions or other proceedings in the future could have a material adverse effect on the Company's operating results for a given year.

  ASSESSMENTS

     Most of the jurisdictions in which the Company is licensed to transact business, require life insurers to participate in guaranty associations which are organized to pay contractual benefits pursuant to insurance policies issued by impaired, insolvent or failed life insurers. In the U.S. these associations levy assessments, up to prescribed limits, on all member insurers in a particular state on the basis of the proportionate share of the premiums written by member insurers in the line of business in which the impaired, insolvent or failed life insurer is engaged. Some states permit member insurers to recover assessments through full or partial premium tax offsets.

     The Company received notification of the insolvency of various life insurers. It is expected that these insolvencies will result in remaining guaranty fund assessments against the Company of approximately $39 million and $12 million which have been accrued in other liabilities in the accompanying Consolidated Balance Sheet for the years ended December 31, 2010 and 2009, respectively.

  GUARANTEES

     The Company, in the ordinary course of its business, has numerous agreements with respect to its related parties and other third-parties. In connection with such agreements there may be related commitments or contingent liabilities, which may take the form of guarantees. The Company believes the ultimate liability that could result from these guarantees would not have a material adverse effect on the Company's financial position.

  LOANED SECURITIES AND REPURCHASE AGREEMENTS

     The Company participates in a securities lending program for the purpose of enhancing income on certain securities held. At December 31, 2010 and 2009, $452 million and $449 million, respectively, of the Company's fixed maturity securities were on loan to others. Such assets reflect the extent of the Company's involvement in securities lending, not the Company's risk of loss. At December 31, 2010 and 2009, the Company recorded cash collateral received under these agreements $461 million, and established a corresponding liability for the same amount, which is included in other liabilities in the accompanying Consolidated Balance Sheet. The Company did not hold collateral in the form of securities at December 31, 2010 and 2009.

     The Company enters into agreements to purchase and resell securities, and agreements to sell and repurchase securities for the purpose of enhancing income on the securities portfolio. At December 31, 2010 and 2009, the Company had agreements to purchase and resell securities, which are reflected in the accompanying Consolidated Balance Sheet, totaling $146 million and $172 million at an average coupon rate of 0.19% and 0.01%, respectively. At December 31, 2010 and 2009, the Company had agreements to sell and repurchase securities, which are reflected in the accompanying Consolidated Balance Sheet, totaling $182 million and $535 million at an average coupon rate of 3.94% and 4.23%, respectively.

  LIENS

     Several commercial banks have customary security interests in certain assets of the Company to secure potential overdrafts and other liabilities of the Company that may arise under custody, securities lending and other banking agreements with such banks.

                 NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

NOTE 14 -- RELATED PARTY TRANSACTIONS

     The Company has significant transactions with New York Life and its affiliates. Because of these relationships, it is possible that the terms of the transactions are not the same as those that would result from transactions among wholly unrelated parties.

     New York Life provides the Company with services and facilities for the sale of insurance and other activities related to the business of insurance. New York Life charges the Company for the identified costs associated with these services and facilities under the terms of an administrative service agreement between New York Life and the Company. Such costs, amounting to $723 million, $684 million and $668 million for the years ended December 31, 2010, 2009 and 2008, respectively, are reflected in operating expenses and net investment income in the accompanying Consolidated Statement of Income.

     In 2009, the Company received a $1 billion capital contribution in the form of cash of $877 million and fixed maturity securities having a fair value of $123 million, by New York Life. In 2008, the Company received a $1,218 million capital contribution in the form of securities and cash by New York Life. The securities consisted of unaffiliated common stock having a fair value of $902 million, and fixed maturities having a fair value of $301 million. Cash and receivables transferred amounted to $15 million.

     During 2009, the Company sold equity securities in the amount of $266 million to New York Life. The Company also purchased, primarily, fixed maturity and equity securities in the amount of $1,123 million from New York Life.

     The Company is a party to an affiliated group air transportation service agreement entered into with NYLIFE LLC, a direct wholly owned subsidiary of New York Life, in November 2004. Under the terms of the agreement the Company, in conjunction with certain specified affiliates, leases an aircraft from NYLIFE LLC. The aircraft is to be used by members of senior management and directors for business travel under certain circumstances. Personal use of the aircraft by employees and directors is not permitted. Costs associated with the lease are determined on a fully allocated basis and allotted to the parties based on usage. For the years ended December 31, 2010, 2009 and 2008, the Company's share of expenses associated with the lease of the aircraft was $1 million. The agreement expired in November 2009, with automatic one-year renewals, unless terminated earlier. The agreement was renewed for five years, until November 2014.

     The Company has entered into investment advisory and administrative services agreements with NYL Investments whereby NYL Investments provides investment advisory services to the Company. At December 31, 2010, 2009 and 2008, the total cost for these services amounted to $69 million, $53 million and $46 million, respectively, which are included in the costs of services billed by New York Life to the Company, as noted above.

     In addition, NYL Investments has an Investment Advisory Agreement with the Mainstay VP Series Fund, Inc. (the "Fund"), a registered investment company whose shares are sold to various separate accounts of the Company. NYL Investments, the administrator of the Fund, and the Company have entered into agreements regarding administrative services to be provided by the Company. Under the terms of the agreement, NYL Investments pays the Company administrative fees for providing services to the Fund. The Company recorded fee income from NYL Investments for the years ended December 31, 2010, 2009 and 2008 of $16 million, $13 million, and $15 million, respectively.

     At December 31, 2010 and 2009, the Company had a net liability of $241 million and $221 million, respectively, for the above-described services, which are included in other assets and other liabilities in the accompanying Consolidated Balance Sheet. The terms of the settlement generally require that these amounts be settled in cash within ninety days. The terms of the investment advisory agreements require payment ten days from receipt of bill.

                 NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

     To satisfy its obligations under certain structured settlement agreements with unaffiliated insurance companies, beneficiaries and other non-affiliated entities, the Company owns certain single premium annuities issued by New York Life. The carrying value of the annuity contracts is based upon the actuarially determined value of the obligations under the structured settlement contracts, which generally have some life contingent benefits. The obligations are based upon the actuarially determined present value of expected future payments. Interest rates used in establishing such obligations range from 4.42% to 7.81%. At December 31, 2010 and 2009, the carrying value of the interest in annuity contracts and the obligations under structured settlement agreements in the accompanying Consolidated Balance Sheet amounted to $5,454 million and $4,858 million, respectively. The Company has directed New York Life to make the payments under the annuity contracts directly to the payees under the structured settlement agreements.

     In addition, the Company has issued certain annuity contracts to New York Life in order that New York Life may satisfy its third-party obligations under certain structured settlement agreements. Interest rates used in establishing such obligations range from 5.84% to 6.14%. The Company has been directed by New York Life to make the payments under the annuity contracts directly to the beneficiaries under these structured settlement agreements. At December 31, 2010 and 2009, the amount of outstanding reserves on these contracts included in future policy benefits was $173 million and $176 million, respectively.

     The Company has a variable product distribution agreement with NYLIFE Distributors, an indirect wholly owned subsidiary of New York Life, granting NYLIFE Distributors the exclusive right to distribute, and be the principal underwriter of the Company's variable product policies. NYLIFE Distributors has an agreement with NYLIFE Securities, another indirect wholly owned subsidiary of New York Life, under which registered representatives of NYLIFE Securities solicit sales of these policies. In connection with this agreement, the Company incurred commission expense to NYLIFE Securities' registered representatives of $85 million, $65 million and $86 million, for the years ended December 31, 2010, 2009 and 2008, respectively.

     In addition, the Company entered into a service fee agreement with NYLIFE Securities effective July 1, 2008, as amended on July 1, 2009, whereby NYLIFE Securities charges the Company a fee for management and supervisory services rendered in connection with variable life and variable annuity sales and in-force business. For the years ended December 31, 2010, 2009 and 2008, the Company incurred an expense of $29 million, $28 million and $14 million, respectively, under this agreement. At December 31, 2010 and 2009, the Company recorded no payables to NYLIFE Securities under this agreement.

     The Company has a credit agreement with New York Life, dated April 1, 1999, wherein New York Life can borrow funds from the Company. The maximum amount available to New York Life is $490 million. No outstanding balance was due to the Company at December 31, 2010 and 2009.

     The Company also has a credit agreement with New York Life, dated September 30, 1993, under which the Company can borrow up to $490 million. During 2010, 2009 and 2008, the credit facility was not used, no interest was paid and no outstanding balance was due.

     On December 23, 2004, the Company entered into a credit agreement with Capital Corporation under which the Company can borrow up to $490 million. As of December 31, 2010 and 2009 there was $10 million and $51 million outstanding to Capital Corporation, respectively. Interest expense for 2010 and 2009 was less than $1 million. There was no interest expense for 2008.

     During August 2003, the Company transferred without recourse several private placement debt securities to MCF. MCF is an indirect wholly owned subsidiary of New York Life. MCF paid for the purchase price of the securities transferred by delivering to the Company promissory notes with terms identical to the securities transferred. At December 31, 2010 and 2009, the Company recorded a receivable from MCF, included in investments in affiliates in the accompanying Consolidated Balance Sheet, of $5 million. The Company received interest payments from MCF of less than $1 million for each of the years ended December 31, 2010, 2009 and 2008.

                 NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

     The Company has purchased from MCF participations in collateralized loans to third-parties underwritten by MCF. Under the participation agreements, the Company assumes the performance risk on these loans with no recourse against MCF. In 2010 the Company did not purchase any new loans only additional debt with existing loans. In 2009 the Company purchased certain loans from MCF with a total commitment amount of $73 million. At December 31, 2010, the Company held loans with a total commitment amount of $308 million of which $250 million had been funded and $58 million remained unfunded. At December 31, 2009, the Company held loans with a total commitment amount of $420 million of which $329 million had been funded and $91 million remained unfunded. These loans are reported in other investments in the accompanying Consolidated Balance Sheet.

     On April 30, 2010, the Company entered into a revolving loan agreement with MCF, effective as of January 1, 2010 (the "MCF Loan Agreement"). The MCF Loan Agreement establishes the terms under which the Company may provide funding to MCF for commitments to fund senior debt, subordinated debt and equity investments, each having different terms and conditions, in each case entered into on or after January 1, 2010. The principal amount provided to MCF cannot exceed 2.5% of the Company's statutory admitted assets as of December 31 of the prior year, provided that the total aggregate funding provided to or on behalf of MCF by New York Life and its affiliates will not exceed the lesser of $3.2 billion or 3% of New York Life's statutory admitted assets as of December 31 of the prior year. All outstanding advances made to MCF under the MCF Loan Agreement, together with unpaid interest or accrued return thereon will be due in full on July 1, 2015. At December 31, 2010, the outstanding balance of loans to MCF under the MCF Loan Agreement was $533 million. These loans are reported in investments in affiliates in the accompanying Consolidated Balance Sheet. During 2010, the Company received interest payments from MCF totaling $8 million, which are included in net investment income in the accompanying Consolidated Statement of Income.

     The Company has an arrangement with New York Life whereby a policyholder may convert a New York Life term policy or term rider to a Target Life policy issued by the Company, without any additional underwriting. As compensation for this arrangement, the Company recorded other income of $18 million, $17 million and $4 million for the years ended December 31, 2010, 2009 and 2008, respectively.

     The Company has an arrangement with NYLIFE Insurance Company of Arizona ("NYLAZ"), a wholly owned subsidiary of New York Life, whereby a policyholder may convert a NYLAZ term policy to a permanent cash value life insurance policy issued by the Company without any additional underwriting. As compensation for this arrangement, the Company recorded other income of $7 million, $6 million, and $2 million from NYLAZ for the years ended December 31, 2010, 2009 and 2008, respectively.

     The Company has issued various Corporate Owned Life Insurance policies to New York Life for the purpose of informally funding certain benefits for New York Life employees and agents. These policies were issued on the same basis as policies sold to unrelated customers. As of December 31, 2010 and 2009, the Company recorded liabilities of approximately $2,823 million and $2,601 million, respectively, which are included in policyholders' account balances and separate account liabilities in the accompanying Consolidated Balance Sheet.

     The Company has also issued various Corporate Owned Life Insurance policies to separate Voluntary Employees' Beneficiary Association (VEBA) trusts formed for the benefit of New York Life's retired employees and agents. These policies were issued on the same basis as policies sold to unrelated customers. As of December 31, 2010 and 2009, policyholders' account balances and separate account liabilities related to these policies aggregated $285 million and $270 million, respectively.

     The Company has an agreement with NYLINK Insurance Agency Incorporated ("NYLINK"), an indirect wholly owned subsidiary of New York Life, granting NYLINK the right to solicit applications for the Company's products through NYLINK's subagents. For the years ended December 31, 2010 and 2009, the Company recorded

                 NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


commission and fee expense to NYLINK agents of $4 million. For the year ended December 31, 2008 the Company recorded commission and fee expense to NYLINK agents of $3 million.

     Effective December 31, 2004, the Company entered into a reinsurance agreement with New York Life (see Note 10 -- Reinsurance for more details).

     Effective July 1, 2002, the Company transferred its Taiwan branch insurance book of business to NYLT, which is accounted for as a long-duration coinsurance transaction (see Note 10 -- Reinsurance for more details).

NOTE 15 --  FAIR VALUE MEASUREMENTS

     Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The authoritative guidance around fair value establishes a framework for measuring fair value that includes a hierarchy used to classify the inputs used in measuring fair value. The hierarchy prioritizes the inputs to valuation techniques used to measure fair value into three levels. The level in the fair value hierarchy within which the fair value measurement falls is determined based on the lowest level input that is significant to the fair value measurement.

     The levels of the fair value hierarchy are based on the inputs to the valuation as follows:

LEVEL 1 Fair value is based on unadjusted quoted prices for identical assets or liabilities in an active market. Active markets are defined as a market in which many transactions occur with sufficient frequency and volume to provide pricing information on an ongoing basis.
LEVEL 2 Observable inputs other than Level 1 prices, such as quoted prices for similar assets or liabilities; quoted prices in markets that are not active, or other model driven inputs that are observable or can be corroborated by observable market data for substantially the full term of the assets or liabilities. Level 2 inputs include quoted market prices in active markets for similar assets and liabilities, quoted market prices in markets that are not active for identical or similar assets or liabilities and other market observable inputs.
         Valuations are generally obtained from third-party pricing services for identical or comparable assets or liabilities or through the use of valuation methodologies using observable market inputs.
LEVEL 3 Instruments whose values are based on prices or valuation techniques that require inputs that are both unobservable and significant to the overall fair value measurement. These inputs reflect management's own assumptions in pricing the asset or liability. Pricing may also be based upon broker quotes that do not represent an offer to transact.
         Prices are determined using valuation methodologies such as option pricing models, discounted cash flow models and other similar techniques. Non-binding broker quotes, which are utilized when pricing service information is not available, are reviewed for reasonableness based on the Company's understanding of the market and are generally considered Level 3. To the extent the internally developed valuations use significant unobservable inputs; they are classified as Level 3.

                 NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

     The following tables represent the balances of assets and liabilities measured at fair value on a recurring basis as of December 31, 2010 and 2009 (in millions):

                                                                      2010
                                            -------------------------------------------------------
                                              QUOTED PRICES
                                                IN ACTIVE      SIGNIFICANT    SIGNIFICANT
                                               MARKETS FOR      OBSERVABLE   UNOBSERVABLE
                                            IDENTICAL ASSETS      INPUTS        INPUTS
                                                (LEVEL 1)       (LEVEL 2)      (LEVEL 3)     TOTAL
                                            ----------------   -----------   ------------   -------
Fixed maturities -- Available-for-sale:
  U. S. treasury agency and government
     guaranteed...........................       $               $ 2,940        $    6      $ 2,946
  U.S. agencies, state and municipal......            --           1,222            10        1,232
  Foreign governments.....................            --             817            11          828
  U.S. corporate..........................            --          25,710           134       25,844
  Foreign corporate.......................            --           7,190            82        7,272
  Residential mortgage-backed securities..            --          16,282         1,100       17,382
  Commercial mortgage-backed securities...            --           5,150             3        5,153
  Asset-backed securities.................            --           3,147           564        3,711
  Redeemable preferred stock..............            --               6            --            6
                                                 -------         -------        ------      -------
Total fixed maturities -- Available-for-
  sale....................................            --          62,464         1,910       64,374
                                                 -------         -------        ------      -------
Fixed maturities -- Trading
  Foreign governments.....................            --               1            --            1
  Asset-backed securities.................            --              76            19           95
                                                 -------         -------        ------      -------
Total fixed maturities -- Trading.........            --              77            19           96
                                                 -------         -------        ------      -------
Equity securities:
  Common stock............................            15              --             6           21
  Non-redeemable preferred stock..........            --               2             3            5
                                                 -------         -------        ------      -------
Total equity securities...................            15               2             9           26
                                                 -------         -------        ------      -------
Derivative assets (including embedded)....            --             211            --          211
Securities purchased under agreements to
  resell..................................            --             146            --          146
Cash and cash equivalents.................             9             730            --          739
Amounts recoverable from reinsurers.......            --              --            48           48
Separate account assets(1)................        18,336             309           114       18,759
                                                 -------         -------        ------      -------
TOTAL ASSETS ACCOUNTED FOR AT FAIR
VALUE ON A RECURRING BASIS................       $18,360         $63,939        $2,100      $84,399
                                                 =======         =======        ======      =======
Policyholders' account balances(2)........            --              --           222          222
Derivative liabilities....................            --              32             1           33
                                                 -------         -------        ------      -------
TOTAL LIABILITIES ACCOUNTED FOR AT FAIR
VALUE ON A RECURRING BASIS................       $    --         $    32        $  223      $   255
                                                 =======         =======        ======      =======



--------

(1) Separate account liabilities are not included above, as they are reported at contract value in the accompanying Consolidated Balance Sheet in accordance with the Company's policy (see Note 2 -- Significant Accounting Policies).

(2) Policyholders' account balances represent embedded derivatives bifurcated from host contracts.

                 NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

                                                                      2009
                                            -------------------------------------------------------
                                              QUOTED PRICES
                                                IN ACTIVE      SIGNIFICANT    SIGNIFICANT
                                               MARKETS FOR      OBSERVABLE   UNOBSERVABLE
                                            IDENTICAL ASSETS      INPUTS        INPUTS
                                                (LEVEL 1)       (LEVEL 2)      (LEVEL 3)     TOTAL
                                            ----------------   -----------   ------------   -------
Fixed maturities -- Available-for-sale:
  U. S. treasury agency and government
     guaranteed...........................       $    --         $ 2,991        $    8      $ 2,999
  U.S. agencies, state and municipal......            --             725            --          725
  Foreign governments.....................            --             757            25          782
  U.S. corporate..........................            --          23,207           142       23,349
  Foreign corporate.......................            --           5,993           328        6,321
  Residential mortgage-backed securities..            --          14,483           775       15,258
  Commercial mortgage-backed securities...            --           4,879            26        4,905
  Asset-backed securities.................            --           2,389           510        2,899
  Redeemable preferred stock..............            --              10            --           10
                                                 -------         -------        ------      -------
Total fixed maturities -- Available-for-
  sale....................................            --          55,434         1,814       57,248
                                                 -------         -------        ------      -------
Fixed maturities -- Trading...............            --              21            22           43
Equity securities:
  Common stock............................            40              --             4           44
  Non-redeemable preferred stock..........            --               3            --            3
                                                 -------         -------        ------      -------
Total equity securities...................            40               3             4           47
                                                 -------         -------        ------      -------
Derivative assets (including
  embedded)(1)............................            --             229             1          230
Securities purchased under agreements to
  resell..................................            --             172            --          172
Investment, at fair value, of consolidated
  investment company......................            --             137            --          137
Cash and cash equivalents.................             9             427            --          436
Amounts recoverable from reinsurers.......            --              --             5            5
Separate account assets(2)................        15,819             221            49       16,089
                                                 -------         -------        ------      -------
TOTAL ASSETS ACCOUNTED FOR AT FAIR VALUE
  ON A RECURRING BASIS....................       $15,868         $56,644        $1,895      $74,407
                                                 =======         =======        ======      =======
Policyholders' account balances(3)........            --              --           235          235
Derivative liabilities....................            --              24            --           24
                                                 -------         -------        ------      -------
TOTAL LIABILITIES ACCOUNTED FOR AT FAIR
  VALUE ON A RECURRING BASIS..............       $    --         $    24        $  235      $   259
                                                 =======         =======        ======      =======



--------

(1)  Includes less than $1 million derivative investment income due and accrued.

(2) Separate account liabilities are not included above, as they are reported at contract value in the accompanying Consolidated Balance Sheet in accordance with the Company's policy (see Note 2 -- Significant Accounting Policies).

(3) Policyholders' account balances represent embedded derivatives bifurcated from host contracts.

                 NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

TRANSFERS BETWEEN LEVELS

     Transfers between levels may occur due to changes in valuation sources, or changes in the availability of market observable inputs, which generally are caused by changes in market conditions such as liquidity, trading volume or bid-ask spreads. The Company's policy is to assume the transfer occurs at the beginning of the period.

  TRANSFERS BETWEEN LEVELS 1 AND 2

     Periodically the Company has transfers between Level 1 and Level 2 for assets and liabilities.

     During the twelve months ended December 31, 2010, transfers between Levels 1 and 2 were not significant.

  TRANSFERS INTO AND OUT OF LEVEL 3

     The Company's basis for transferring assets and liabilities into and/or out of Level 3 is based on the changes in the observability of data.

     Assets and liabilities are transferred into Level 3 when a significant input cannot be corroborated with market observable data. This occurs when market activity decreases significantly and underlying inputs cannot be observed, current prices are not available, and/or when there are significant variances in quoted prices, thereby affecting transparency. Assets and liabilities are transferred out of Level 3 when circumstances change such that a significant input can be corroborated with market observable data. This may be due to a significant increase in market activity, a specific event, or one or more significant input(s) becoming observable.

     During the year ended December 31, 2010, the Company transferred $270 million of securities into Level 3 consisting of fixed maturity available-for-sale securities and separate accounts assets. The transfers into Level 3 related to fixed maturity available-for-sale securities were primarily due to unobservable inputs utilized within valuation methodologies and the use of broker quotes (that could not be validated) when previously, information from third-party pricing services (that could be validated) was utilized. For the separate account assets, transfers into Level 3 are related to limited partnership investments that are restricted with respect to transfers or withdrawals.

     Transfers out of Level 3 of $630 million during the year ended December 31, 2010 was primarily due to significant increase in market activity, or one or more significant input(s) becoming observable for fixed maturity available-for-sale and trading securities.

     Net transfers into (out of) Level 3 for fixed maturity available-for-sale securities totaled ($909) million during the year ended December 31, 2009. For the year ended December 31, 2009, transfers out of Level 3 were primarily the result of observable inputs utilized within valuation methodologies and observable information from third party pricing services or internal models in place of previous broker quotes. Partially offsetting these transfers out of Level 3 were transfers into Level 3 due to the use of unobservable inputs in valuation methodologies as well as the utilization of broker quotes for certain assets.

                 NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

     The tables below present a reconciliation of all Level 3 assets and liabilities for the years ended December 31, 2010 and 2009 (in millions):

                                                                    2010
                                      ---------------------------------------------------------------
                                      U.S. TREASURY      U.S.
                                        AGENCY AND    AGENCIES,
                                        GOVERNMENT    STATE AND     FOREIGN        U.S.      FOREIGN
                                        GUARANTEED    MUNICIPAL   GOVERNMENTS   CORPORATE   CORPORATE
                                      -------------   ---------   -----------   ---------   ---------
CHANGES IN FAIR VALUE OF LEVEL 3
  ASSETS AND LIABILITIES
FAIR VALUE, BEGINNING OF YEAR.......       $ 8           $--          $ 25         $142       $ 328
  Total gains (losses)
     (realized/unrealized):
  Included in earnings
       Net investment gains
          (losses)..................        --            --            --           (2)        (13)
       Net investment income(1).....        --            --            --           --          --
       Net revenue from
          reinsurance...............        --            --            --           --          --
       Interest credited to
          policyholders' account
          balances..................        --            --            --           --          --
     Other comprehensive income.....         1            --            --            5          (2)
  Purchases, sales, issuances and
     settlements....................        (3)           10            11           15         (75)
  Transfers into Level 3(2).........        --            --            --           25          69
  Transfers (out of) Level 3(2).....        --            --           (25)         (51)       (225)
                                           ---           ---          ----         ----       -----
FAIR VALUE, END OF YEAR.............       $ 6           $10          $ 11         $134       $  82
                                           ===           ===          ====         ====       =====




                                      RESIDENTIAL   COMMERCIAL                   TOTA FIXED      ASSET-
                                       MORTGAGE-     MORTGAGE-                  MATURITIES-      BACKED
                                         BACKED       BACKED     ASSET-BACKED    AVAILABLE-   SECURITIES-
                                       SECURITIES   SECURITIES    SECURITIES      FOR-SALE      TRADING
                                      -----------   ----------   ------------   -----------   -----------
CHANGES IN FAIR VALUE OF LEVEL 3
  ASSETS AND LIABILITIES
FAIR VALUE, BEGINNING OF YEAR.......    $   775        $ 26          $ 510         $1,814         $22
  Total gains (losses)
     (realized/unrealized):
  Included in earnings
     Net investment gains (losses)..         --          --             (6)           (21)         --
     Net investment income(1).......         20          --              2             22          --
     Net revenue from reinsurance...         --          --             --             --          --
     Interest credited to
       policyholders' account
       balances.....................         --          --             --             --          --
     Other comprehensive income.....         23           4             30             61          --
  Purchases, sales, issuances and
     settlements....................        331         (23)           160            426          (1)
  Transfers into Level 3(2).........        139           1              2            236          --
  Transfers (out of) Level 3(2).....       (188)         (5)          (134)          (628)         (2)
                                        -------        ----          -----         ------         ---
FAIR VALUE, END OF YEAR.............    $ 1,100        $  3          $ 564         $1,910         $19
                                        =======        ====          =====         ======         ===


                 NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

                                                                    2010
                                        -----------------------------------------------------------
                                                    NON-                   DERIVATIVE     AMOUNTS
                                                 REDEEMABLE      TOTAL       ASSETS     RECOVERABLE
                                        COMMON    PREFERRED     EQUITY     (INCLUDING       FROM
                                         STOCK      STOCK     SECURITIES    EMBEDDED)    REINSURERS
                                        ------   ----------   ----------   ----------   -----------
CHANGES IN FAIR VALUE OF LEVEL 3
  ASSETS AND LIABILITIES
FAIR VALUE, BEGINNING OF YEAR.........    $ 4        $--          $ 4          $ 1          $  5
  Total gains (losses)
     (realized/unrealized):
  Included in earnings
       Net investment gains (losses)..      2         --            2           --            --
       Net investment income(1).......     --         --           --           --            --
       Net revenue from reinsurance...     --         --           --           --            43
       Interest credited to
          policyholders' account
          balances....................     --         --                        --            --
     Other comprehensive income.......     (1)         3            2           (1)           --
  Purchases, sales, issuances and
     settlements......................      1         --            1           --            --
  Transfers into Level 3(2)...........     --         --           --           --            --
  Transfers (out of) Level 3(2).......     --         --           --           --            --
                                          ---        ---          ---          ---          ----
FAIR VALUE, END OF YEAR...............    $ 6        $ 3          $ 9          $--          $ 48
                                          ===        ===          ===          ===          ====




                                         SEPARATE            POLICYHOLDERS'
                                          ACCOUNT    TOTAL       ACCOUNT       DERIVATIVE      TOTAL
                                          ASSETS    ASSETS      BALANCES      LIABILITIES   LIABILITIES
                                         --------   ------   --------------   -----------   -----------
CHANGES IN FAIR VALUE OF LEVEL 3 ASSETS
  AND LIABILITIES
FAIR VALUE, BEGINNING OF YEAR..........    $ 49     $1,895        $ 235           $--           $235
  Total gains (losses)
     (realized/unrealized):
  Included in earnings
       Net investment gains (losses)...      --        (19)          --             1              1
       Net investment income(1)........      --         22           --            --             --
       Net revenue from reinsurance....      --         43           --            --             --
       Interest credited to
          policyholders' account
          balances.....................      --         --          (25)           --             --
     Other comprehensive income........       4         66           --            --             --
  Purchases, sales, issuances and
     settlements.......................      27        453           12            --             12
  Transfers into Level 3(2)............      34        270           --            --             --
  Transfers (out of) Level 3(2)........      --       (630)          --            --             --
                                           ----     ------        -----           ---           ----
FAIR VALUE, END OF YEAR................    $114     $2,100        $ 222           $ 1           $223
                                           ====     ======        =====           ===           ====



--------

(1) Net investment income (loss) includes amortization of discount and premium on fixed maturity securities.

(2) Transfers into (out of) Level 3 are reported at the value as of beginning of the year in which the transfer occurred.

                 NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

                                                                    2009
                                      ---------------------------------------------------------------
                                      U.S. TREASURY      U.S.
                                        AGENCY AND    AGENCIES,
                                        GOVERNMENT    STATE AND     FOREIGN        U.S.      FOREIGN
                                        GUARANTEED    MUNICIPAL   GOVERNMENTS   CORPORATE   CORPORATE
                                      -------------   ---------   -----------   ---------   ---------
CHANGES IN FAIR VALUE OF LEVEL 3
  ASSETS AND LIABILITIES
FAIR VALUE, BEGINNING OF YEAR.......       $ 5           $ 3          $ 9         $ 300       $ 328
  Total gains (losses)
     (realized/unrealized):
  Included in earnings
       Net investment (losses)
          gains.....................        --            --           --           (11)        (12)
       Net investment income(1).....        --            --           --            --          --
       Net revenue from
          reinsurance...............        --            --           --            --          --
       Interest credited to
          policyholders' account
          balances..................        --            --           --            --          --
     Other comprehensive income.....        (1)           --           --            40          47
  Purchases, sales, issuances and
     settlements....................         9            --           25           (39)        118
  Transfers into (out of) Level
     3(2)...........................        (5)           (3)          (9)         (148)       (153)
                                           ---           ---          ---         -----       -----
FAIR VALUE, END OF YEAR.............       $ 8           $--          $25         $ 142       $ 328
                                           ===           ===          ===         =====       =====




                                         RESIDENTIAL   COMMERCIAL                   FIXED
                                          MORTGAGE-     MORTGAGE-     ASSET-      MATURITY
                                            BACKED       BACKED       BACKED       TRADING    COMMON
                                          SECURITIES   SECURITIES   SECURITIES   SECURITIES    STOCK
                                         -----------   ----------   ----------   ----------   ------
CHANGES IN FAIR VALUE OF LEVEL 3 ASSETS
  AND LIABILITIES
FAIR VALUE, BEGINNING OF YEAR..........     $ 609          $13         $ 503         $36        $ 1
  Total gains (losses)
     (realized/unrealized):
  Included in earnings
       Net investment (losses) gains...         1            1             2          (3)        --
       Net investment income(1)........        --           --             1           3         --
       Net revenue from reinsurance....        --           --            --          --         --
       Interest credited to
          policyholders' account
          balances.....................        --           --            --          --         --
     Other comprehensive income........         1           --            (6)         --          2
  Purchases, sales, issuances and
     settlements.......................       578            3           188          (7)         2
  Transfers into (out of) Level 3(2)...      (414)           9          (178)         (7)        (1)
                                            -----          ---         -----         ---        ---
FAIR VALUE, END OF YEAR................     $ 775          $26         $ 510         $22        $ 4
                                            =====          ===         =====         ===        ===


                 NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

                                                                     2009
                                                 --------------------------------------------
                                                                AMOUNTS
                                                              RECOVERABLE   SEPARATE
                                                 DERIVATIVE       FROM       ACCOUNT    TOTAL
                                                   ASSETS      REINSURERS    ASSETS    ASSETS
                                                 ----------   -----------   --------   ------
CHANGES IN FAIR VALUE OF LEVEL 3 ASSETS AND
  LIABILITIES
FAIR VALUE, BEGINNING OF YEAR..................      $ 4          $ 9         $ 151    $1,971
  Total gains (losses) (realized/unrealized):
  Included in earnings
       Net investment (losses) gains...........       --           --            (2)      (24)
       Net investment income(1)................       --           --            --         4
       Net revenue from reinsurance............       --           (4)           --        (4)
       Interest credited to policyholders'
          account balances.....................       --           --            --        --
     Other comprehensive income................       (3)          --            --        80
  Purchases, sales, issuances and settlements..       --           --          (100)      777
  Transfers into (out of) Level 3(2)...........       --           --            --      (909)
                                                     ---          ---         -----    ------
FAIR VALUE, END OF YEAR........................      $ 1          $ 5         $  49    $1,895
                                                     ===          ===         =====    ======




                                                              POLICYHOLDERS'
                                                                  ACCOUNT         TOTAL
                                                                 BALANCES      LIABILITIES
                                                              --------------   -----------
CHANGES IN FAIR VALUE OF LEVEL 3 ASSETS AND LIABILITIES
FAIR VALUE, BEGINNING OF YEAR...............................       $316            $316
  Total gains (losses) (realized/unrealized):
  Included in earnings
       Net investment (losses) gains........................         --              --
       Net investment income(1).............................         --              --
       Net revenue from reinsurance.........................         --              --
       Interest credited to policyholders' account
          balances..........................................        (90)            (90)
     Other comprehensive income.............................         --              --
  Purchases, sales, issuances and settlements...............          9               9
  Transfers into (out of) Level 3(2)........................         --              --
                                                                   ----            ----
FAIR VALUE, END OF YEAR.....................................       $235            $235
                                                                   ====            ====



--------

(1) Net investment income (loss) includes amortization of discount and premium on fixed maturities.

(2) Transfers into (out of) Level 3 are reported at the value as of beginning of the year in which the transfer occurred.

                 NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

     The tables below include the unrealized gains or losses for the years ended December 31, 2010 and 2009 by category for Level 3 assets and liabilities still held at December 31, 2010 and 2009 (in millions):

                                                                     2010
                                      -----------------------------------------------------------------
                                      U.S. TREASURY,                           RESIDENTIAL   COMMERCIAL
                                        AGENCY AND                              MORTGAGE-     MORTGAGE-
                                        GOVERNMENT        U.S.      FOREIGN       BACKED       BACKED
                                        GUARANTEED     CORPORATE   CORPORATE    SECURITIES   SECURITIES
                                      --------------   ---------   ---------   -----------   ----------
UNREALIZED GAINS (LOSSES) RELATING
  TO LEVEL 3 ASSETS STILL HELD
EARNINGS :
  Total gains (losses)
     (realized/unrealized)
  Included in earnings:
       Net investment gains
          (losses)..................        $--           $--         $(20)        $ 1           $--
       Net investment income........         --            --           --          18            --
       Net revenue from
          reinsurance...............         --            --           --          --            --
       Interest credited to
          policyholders' account
          balances..................         --            --           --          --            --
     Other comprehensive
       gains/(losses)...............          1             4            5          22            (1)
                                            ---           ---         ----         ---           ---
TOTAL CHANGE IN UNREALIZED GAINS
  (LOSSES)..........................        $ 1           $ 4         $(15)        $41           $(1)
                                            ===           ===         ====         ===           ===




                                                                         NON-        AMOUNTS
                                                  ASSET-              REDEEMABLE   RECOVERABLE
                                                  BACKED     COMMON    PREFERRED       FROM
                                                SECURITIES    STOCK      STOCK      REINSURERS
                                                ----------   ------   ----------   -----------
UNREALIZED GAINS (LOSSES) RELATING TO LEVEL 3
  ASSETS STILL HELD
EARNINGS :
  Total gains (losses) (realized/unrealized)
  Included in earnings:
       Net investment gains (losses)..........      $(6)       $ 2        $--          $--
       Net investment income..................        1         --         --           --
       Net revenue from reinsurance...........       --         --         --           43
       Interest credited to policyholders'
       account balances.......................       --         --         --           --
     Other comprehensive gains/(losses).......       24         --          3           --
                                                    ---        ---        ---          ---
TOTAL CHANGE IN UNREALIZED GAINS (LOSSES).....      $19        $ 2        $ 3          $43
                                                    ===        ===        ===          ===


                 NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

                                                                         2010
                                                  -------------------------------------------------
                                                   SEPARATE            POLICYHOLDERS'
                                                   ACCOUNT     TOTAL       ACCOUNT         TOTAL
                                                  ASSETS(1)   ASSETS      BALANCES      LIABILITIES
                                                  ---------   ------   --------------   -----------
UNREALIZED GAINS (LOSSES) RELATING TO LEVEL 3
  ASSETS STILL HELD
EARNINGS :
  Total gains (losses) (realized/unrealized)
  Included in earnings:
       Net investment gains (losses)............     $--       $(23)        $ --            $ --
       Net investment income....................      --         19           --              --
       Net revenue from reinsurance.............      --         43           --              --
       Interest credited to policyholders'
          account balances......................      --         --          (16)            (16)
     Other comprehensive gains/(losses).........       4         62           --              --
                                                     ---       ----         ----            ----
TOTAL CHANGE IN UNREALIZED GAINS (LOSSES).......     $ 4       $101         $(16)           $(16)
                                                     ===       ====         ====            ====



--------

(1) The net investment gains (losses) included for separate account assets are offset by an equal amount for separate account liabilities, which results in a net zero impact on net income for the Company. Separate account liabilities are not included above, as they are reported at contract value in the accompanying Consolidated Balance Sheet in accordance with the Company's policy (see Note 2 -- Significant Accounting Policies).

                                                                      2009
                                       -----------------------------------------------------------------
                                       U.S. TREASURY,                           RESIDENTIAL
                                         AGENCY AND                              MORTGAGE-      ASSET-
                                         GOVERNMENT        U.S.      FOREIGN       BACKED       BACKED
                                         GUARANTEED     CORPORATE   CORPORATE    SECURITIES   SECURITIES
                                       --------------   ---------   ---------   -----------   ----------
UNREALIZED GAINS (LOSSES) RELATING TO
  LEVEL 3 ASSETS STILL HELD
EARNINGS :
  Total gains (losses)
     (realized/unrealized)
  Included in earnings:
       Net investment gains
          (losses)...................        $--           $--         $--          $--          $ --
       Net investment income.........         --            --          --           --             1
       Net revenue from reinsurance..         --            --          --           --            --
       Interest credited to
          policyholders' account
          balances...................         --            --          --           --            --
     Other comprehensive
       gains/(losses)................         (1)           19          47            1           (18)
                                             ---           ---         ---          ---          ----
TOTAL CHANGE IN UNREALIZED GAINS
  (LOSSES)...........................        $(1)          $19         $47          $ 1          $(17)
                                             ===           ===         ===          ===          ====


                 NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

                                                                     2009
                                                ----------------------------------------------
                                                                         FIXED       AMOUNTS
                                                                       MATURITY    RECOVERABLE
                                                COMMON   DERIVATIVE     TRADING        FROM
                                                 STOCK     ASSETS     SECURITIES    REINSURERS
                                                ------   ----------   ----------   -----------
UNREALIZED GAINS (LOSSES) RELATING TO LEVEL 3
  ASSETS STILL HELD
EARNINGS :
  Total gains (losses) (realized/unrealized)
  Included in earnings:
       Net investment gains (losses)..........    $--        $--          $(4)         $--
       Net investment income..................     --         --            6           --
       Net revenue from reinsurance...........     --         --           --           (4)
       Interest credited to policyholders'
       account balances.......................     --         --           --           --
     Other comprehensive gains/(losses).......      2         (3)          --           --
                                                  ---        ---          ---          ---
TOTAL CHANGE IN UNREALIZED GAINS (LOSSES).....    $ 2        $(3)         $ 2          $(4)
                                                  ===        ===          ===          ===




                                                  SEPARATE            POLICYHOLDERS'
                                                   ACCOUNT    TOTAL       ACCOUNT         TOTAL
                                                   ASSETS    ASSETS      BALANCES      LIABILITIES
                                                  --------   ------   --------------   -----------
UNREALIZED GAINS (LOSSES) RELATING TO LEVEL 3
  ASSETS STILL HELD
EARNINGS :
  Total gains (losses) (realized/unrealized)
  Included in earnings:
       Net investment gains (losses)............     $41       $37         $ --            $ --
       Net investment income....................      --         7           --              --
       Net revenue from reinsurance.............      --        (4)          --              --
       Interest credited to policyholders'
          account balances......................      --        --          (79)            (79)
     Other comprehensive gains/(losses).........      --        47           --              --
                                                     ---       ---         ----            ----
TOTAL CHANGE IN UNREALIZED GAINS (LOSSES).......     $41       $87         $(79)           $(79)
                                                     ===       ===         ====            ====



--------

(1) The net investment gains (losses) included for separate account assets are offset by an equal amount for separate account liabilities, which results in a net zero impact on net income for the Company. Separate account liabilities are not included above, as they are reported at contract value in the accompanying Consolidated Balance Sheet in accordance with the Company's policy (see Note 2 -- Significant Accounting Policies).

  DETERMINATION OF FAIR VALUES

     The Company has an established and well-documented process for determining fair value. Security pricing is applied using a hierarchy approach whereby publicly available prices are first sought from third-party pricing services, the remaining un-priced securities are submitted to independent brokers for prices and lastly securities are priced using an internal pricing model. The Company performs various analyses to ascertain that the prices represent fair value. Examples of procedures performed include, but are not limited to, initial and on-going review of third-party pricing services' methodologies, back testing recent trades and monitoring of trading volumes, new issuance activity and other market activities.

                 NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

     For Level 1 investments, valuations are generally based on observable inputs that reflect quoted prices for identical assets in active markets.

     The fair value for Level 2 and Level 3 valuations are generally based on a combination of the market and income approach. The market approach generally utilizes market transaction data for the same or similar instruments, while the income approach involves determining fair values from discounted cash flow methodologies.

     The following represents a summary of significant valuation techniques for assets and liabilities used to determine fair value, as well as the general classification of such instruments pursuant to the valuation hierarchy.

LEVEL 1 MEASUREMENTS

  EQUITY SECURITIES

     These securities are comprised of certain exchange traded U.S. and foreign common stock. Valuation of these securities is based on unadjusted quoted prices in active markets that are readily and regularly available.

  SEPARATE ACCOUNT ASSETS

     These assets are comprised of actively traded open-ended mutual funds with a daily NAV and equity securities. The NAV can be observed by redemption and subscription transactions between third-parties, or may be obtained from fund managers. Equity securities are generally traded on an exchange.

LEVEL 2 MEASUREMENTS

  FIXED MATURITY AVAILABLE-FOR-SALE AND TRADING SECURITIES

     The fair value of fixed maturity securities is obtained from third-party pricing services and internal pricing models. Vendors generally use a discounted cash-flow model or a market approach. Typical inputs used by these pricing sources include, but are not limited to: benchmark yields, reported trades, issuer spreads, bids, offers, benchmark securities, estimated cash flows and prepayment speeds, which the Company has determined are observable prices.

     If the price received from third-party pricing services does not appear to reflect market activity, the Company may challenge the price. Where the vendor updates the price to be consistent with the market observations, the security remains a Level 2.

     Private placement securities are primarily priced by internally developed discounted cash flow models. These models use observable inputs with a discount rate based off spreads of comparable public bond issues, adjusted for liquidity, rating and maturity. The Company assigns a credit rating for the private placement based upon internal analysis. The liquidity premium is based upon observable transactions, while the maturity and rating adjustments are based upon data obtained from Bloomberg.

     While the Company generally considers the public bond spreads, which are based on vendor prices, to be observable inputs, an evaluation is made of the similarities of private placements with the public bonds to determine whether the spreads utilized would be considered observable inputs for the private placement being valued. Examples of procedures performed include, but are not limited to, initial and on-going review of third-party pricing services' methodologies, review of pricing statistics and trends, back testing recent trades and monitoring of trading volumes, new issuance activity and other market activities.

     For certain private placements, which are below investment grade and not part of the Bloomberg data, the adjustments for maturity rating and liquidity are calculated by the analyst. If the impact of the liquidity adjustment is not significant to the overall value of the security, it is classified as Level 2.

                 NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

     For certain short-term investments, amortized cost is used as the best estimate of fair value.

  EQUITY SECURITIES

     These securities are valued using the market approach in which market quotes are available but are not considered actively traded. Valuations are based principally on observable inputs including quoted prices in markets that are not considered active.

  SECURITIES PURCHASED UNDER AGREEMENTS TO RESELL

     Due to the short-term nature (generally one month) of this investment, the asset's carrying value approximates fair value.

  DERIVATIVE ASSETS AND LIABILITIES

     The fair value of these derivative instruments is generally derived through valuation models, which utilize observable market data. The market factors which have the most significant impact on the fair value of these instruments are U.S. swap rates and the exchange value of the U.S. dollar.

     Over-the-counter ("OTC") derivatives are privately negotiated financial contracts. OTC derivatives are valued using models based on actively quoted or observable market input values from external market data providers, third-party pricing vendors and/or recent trading activity. The selection of a particular model depends upon the contractual terms of, and specific risks inherent in the instrument, as well as the availability of pricing information in the market. The Company generally uses similar models to value similar instruments. Valuation model inputs include contractual terms, market prices, yield curves, credit curves, and for options such as caps, floors and swaptions, measures of volatility. For OTC derivatives that trade in liquid markets, such as currency forwards, swaps and options, model inputs are observable in the market for substantially the full term and can be verified.

     Valuations of OTC derivatives are adjusted for non-performance risk. The Company uses default estimates implied by CDS spreads on senior obligations of the counterparty in order to provide an objective basis for such estimates. When in a liability position, the Company uses its own medium term note spread to estimate the default rate. The non-performance risk adjustment is applied only to the uncollateralized portion of the OTC derivative assets and liabilities. OTC derivative contracts are executed under master netting arrangements with counterparties with a CSA, which is a bilateral ratings-sensitive agreement that requires collateral postings at established credit threshold levels. These agreements protect the interests of the Company and its counterparties should either party suffer a credit-rating deterioration. The vast majority of the Company's derivative agreements are with highly rated major international financial institutions.

  CASH EQUIVALENTS

     These include treasury bills, commercial paper and other highly liquid instruments. These instruments are generally not traded in active markets, however their fair value is based on observable inputs. The prices are either from a pricing vendor or amortized cost is used as the best estimate of fair value.

  SEPARATE ACCOUNT ASSETS

     These are investments primarily related to investments in privately placed corporate bonds, mortgage-backed securities, commercial mortgages and equities, as well as publicly traded investment grade corporate bonds, high-yield bonds and treasury bonds. These separate account assets are valued and assigned within the fair value hierarchy, consistent with the methodologies described herein for similar financial instruments held within the general account of the Company.

                 NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

LEVEL 3 MEASUREMENTS

  FIXED MATURITY AVAILABLE-FOR-SALE AND TRADING SECURITIES

     The valuation techniques for most Level 3 fixed maturity securities are generally the same as those described in Level 2, however, if the investments are less liquid or are lightly traded, there is generally less observable market data, and therefore these investments will be classified as Level 3. Circumstances where observable market data is not available may include events such as market illiquidity and credit events related to the security. In addition, certain securities are priced based upon internal valuations using significant unobservable inputs.

     If the price received from third-party pricing services does not appear to reflect market activity, the Company may challenge the price. For securities which go through this formal price challenge process, if the vendor does not update the price, a non-binding broker quote, another vendor price or current methodology is used to support the fair value instead. The Company also uses non-binding broker quotes to fair value certain bonds, when the Company is unable to obtain prices from third-party vendors.

     Private placement securities where adjustments for liquidity are considered significant to the overall price are classified as Level 3.

  EQUITY SECURITIES

     These securities include equity investments with privately held entities, including a government organization, where the prices are derived from internal valuations or the Company's private placement models since the securities are not actively traded in an active market.

  SEPARATE ACCOUNT ASSETS

     Separate account assets are primarily related to limited partnership investments that are restricted with respect to transfer or withdrawals. The limited partnerships are valued based on the latest NAV received if applicable, or an estimate of fair value provided by the investment manager.

  POLICYHOLDERS' ACCOUNT BALANCES

     Policyholders' account balances consist of embedded derivatives bifurcated from host contracts. Included are the embedded derivatives for GMAB contracts.

     The fair values of GMAB liabilities are calculated as the present value of future expected payments to customers less the present value of assessed rider fees attributable to the embedded derivative feature. The expected cash flows are discounted using the swap rate plus a spread based upon the Company's medium term notes. The spread reflects the market's perception of the Company's non-performance risk. Since there is no observable active market for the transfer of these obligations, the valuations are calculated using internally developed models. Significant inputs to these models include capital market assumptions, such as interest rate, equity market and implied volatility assumptions, as well as various policyholder behavior assumptions that are actuarially determined, including lapse rates, benefit utilization rates, mortality rates and withdrawal rates. These assumptions are reviewed at least annually, and updated based upon historical experience. Since many of the assumptions utilized are unobservable and are considered to be significant inputs to the liability valuation, the liability included in policyholders' account balances has been reflected within Level 3 in the fair value hierarchy.

NON-RECURRING FAIR VALUE MEASUREMENTS

     Assets and liabilities measured at fair value on a non-recurring basis include mortgage loans, which are described in detail below.

                 NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

     The following table represents certain assets measured at estimated fair value during the period and still held as of December 31, 2010 (in millions):

                                                      FAIR VALUE MEASUREMENT AS OF
                                                           DECEMBER 31, 2010
                                                  -----------------------------------
                                                  LEVEL 1   LEVEL 2   LEVEL 3   TOTAL
                                                  -------   -------   -------   -----
Mortgage loans..................................    $--       $--       $(39)    $(39)



                                                      FAIR VALUE MEASUREMENT AS OF
                                                           DECEMBER 31, 2009
                                                  -----------------------------------
                                                  LEVEL 1   LEVEL 2   LEVEL 3   TOTAL
                                                  -------   -------   -------   -----
Mortgage loans..................................    $--       $--       $(40)    $(40)


     The impaired mortgage loans presented above were written down to their estimated fair values at the date the impairments were recognized. Estimated fair values for impaired loans are based on observable market prices or, if the loans are in foreclosure or are otherwise determined to be collateral dependent on the estimated fair value of the underlying collateral or the present value of the expected future cash flows. Impairments to estimated fair value represent non-recurring fair value measurements that have been categorized as Level 3 due to the lack of price transparency inherent in the limited markets for such mortgage loans.

  FAIR VALUE OF OTHER FINANCIAL INSTRUMENTS

     Authoritative guidance related to financial instruments requires disclosure of fair value information of financial instruments whether or not fair value is recognized in the Consolidated Balance Sheet, for which it is practicable to estimate fair value.

     The carrying value and estimated fair value of instruments not otherwise disclosed in Notes 4, 11 and 13 of Notes to the Consolidated Financial Statements at December 31, 2010 and 2009 are presented below (in millions):

                                                        2010                        2009
                                             -------------------------   -------------------------
                                             CARRYING   ESTIMATED FAIR   CARRYING   ESTIMATED FAIR
                                               VALUE         VALUE         VALUE         VALUE
                                             --------   --------------   --------   --------------
ASSETS
Mortgage loans.............................   $ 5,805       $ 6,143       $ 5,779       $ 5,688
Collateralized third-party loans...........   $   273       $   290       $   351       $   384
LIABILITIES
Policyholders' account
  balances -- Investment contracts.........   $34,703       $35,005       $32,042       $32,469
Debt.......................................   $    20       $    20       $    70       $    70
Collateral received on securities lending
  and repurchase agreements................   $   461       $   461       $   461       $   461
                                              -------       -------       -------       -------



  MORTGAGE LOANS

     Fair value is determined by discounting the projected cash flow for each loan to determine the current net present value. The discount rate used approximates the current rate for new mortgages with comparable characteristics and similar remaining maturities.

  COLLATERALIZED THIRD-PARTY LOANS

     The estimated fair value for the loan portfolio is based on prevailing interest rate spreads in the market. Fair value was calculated by discounting future cash flows using prevailing interest rates on similar loans.

                 NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

  POLICYHOLDERS' ACCOUNT BALANCES -- INVESTMENT CONTRACTS

     This includes supplementary contracts without life contingencies and other deposit type contracts where account value approximates fair value. For fixed deferred annuities, fair value is based upon a stochastic valuation using risk neutral assumptions for financial variables and Company specific assumptions for lapses, mortality and expenses. The cash flows were discounted using the yield on the Company's medium term notes. For funding agreements backing medium term notes, fair values were based on available market prices for the notes. For annuity certain liabilities, fair values are estimated using discounted cash flow calculations based on interest rates currently being offered for similar contracts with maturities consistent with those remaining for the contracts being valued.

  DEBT

     The carrying amount of the Company's non-recourse debt and other debt approximates fair value.

  COLLATERAL RECEIVED ON SECURITIES LENDING AND REPURCHASE AGREEMENTS

     The carrying value of the liability approximates fair value since these borrowings are generally short-term in nature.

NOTE 16 --  SUPPLEMENTAL CASH FLOW INFORMATION

     Income taxes (paid) received were ($356) million, $63 million and ($14) million during 2010, 2009 and 2008, respectively.

     Total interest paid was $14 million, $13 million and $15 million during 2010, 2009 and 2008, respectively.

  NON-CASH TRANSACTIONS

     There was a non-cash capital contribution transaction of $123 million in fixed maturities for the year ended December 31, 2009. There was a non-cash capital contribution transaction of $1,207 million for the year ended December 31, 2008. The capital contributed consisted of $902 million in equity securities, $301 million in fixed maturity securities and $4 million in other assets.

     Other non-cash investing transactions were $134 million for the year ended December 31, 2010, primarily related to transfers between other invested assets, fixed maturity securities and mortgage loans. Other non-cash investing transactions were $6 million for the year ended December 31, 2009 which was related to transfers between mortgage loans and real estate. There were no other non-cash investing transactions for the year ended December 31, 2008.

NOTE 17 --  STATUTORY FINANCIAL INFORMATION

     The NAIC Accounting Practices and Procedures Manual ("NAIC SAP") has been adopted as a component of prescribed or permitted practices by the state of Delaware. Prescribed statutory accounting practices include state laws and regulations. Permitted statutory accounting practices encompass accounting practices that are not prescribed; such practices differ from state to state, may differ from company to company within a state, and may change in the future. The state of Delaware has adopted all prescribed accounting practices found in NAIC SAP. The Company has one permitted practice related to certain separate account assets that are valued at book value instead of market value.

                 NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

     A reconciliation of the Company's statutory surplus at December 31, 2010 and 2009 between NAIC SAP and practices prescribed or permitted by the Department is shown below (in millions):

                                                             2010     2009
                                                            ------   ------
Statutory Surplus, Delaware Basis.........................  $5,424   $4,998
State prescribed or permitted practices:
Presenting Universal Life and Variable Universal Life
  Separate Accounts at book value.........................     124       21
                                                            ------   ------
Statutory Surplus, NAIC SAP...............................  $5,548   $5,019
                                                            ======   ======



     Statutory net income (loss) for the years ended December 31, 2010, 2009 and 2008 was $562 million, $225 million and ($387) million, respectively.

     The Company is restricted as to the amounts it may pay as dividends to New York Life. Under Delaware Insurance Law, dividends on capital stock can be distributed only out of earned surplus. Furthermore, without prior approval of the Delaware Insurance Commissioner, dividends cannot be declared or distributed which exceed the greater of ten percent of the Company's surplus or one hundred percent of net gain from operations. The Company did not pay or declare a dividend to its sole shareholder, New York Life at December 31, 2010 or 2009. As of December 31, 2010, the amount of available and accumulated funds derived from earned surplus from which the Company can pay dividends is $1,618 million. The maximum amount of dividends that may be paid in 2011 without prior approval is $540 million.

NOTE 18 --  SUBSEQUENT EVENTS

     As of March 16, 2011, the date the financial statements were available to be issued, there have been no events occurring subsequent to the close of the Company's books or accounts for the accompanying consolidated financial statements that would have a material effect on the financial condition of the Company.

             REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and Stockholder of New York Life Insurance and Annuity Corporation:

     In our opinion, the accompanying consolidated balance sheet and the related consolidated statements of income, of stockholder's equity and of cash flow present fairly, in all material respects, the financial position of New York Life Insurance and Annuity Corporation and its subsidiaries (the "Company") at December 31, 2010 and 2009, and the results of their operations and their cash flows for each of the three years in the period ended December 31, 2010 in conformity with accounting principles generally accepted in the United States of America. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     As disclosed in Note 14 to the consolidated financial statements, the Company has significant transactions with New York Life Insurance Company and its affiliates. Because of these relationships, it is possible that the terms of the transactions are not the same as those that would result from transactions among wholly unrelated parties.

     As described in Note 3 to the consolidated financial statements, the Company changed its method of accounting for other-than-temporary impairments of fixed maturity investments in 2009.




/s/ PricewaterhouseCoopers LLP
PricewaterhouseCoopers LLP

New York, New York

March 16, 2011

                            PART C. OTHER INFORMATION

ITEM 24.         FINANCIAL STATEMENTS AND EXHIBITS

a.       Financial Statements.

            Not applicable.

b.       Exhibits.

(1) Resolution of the Board of Directors of New York Life Insurance and Annuity Corporation ("NYLIAC") authorizing the establishment of the Separate Account - Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit
                 (1) to the Initial Registration Statement on Form N-4 for NYLIAC Variable Annuity Separate Account-IV (File No. 333-106806), Filed 7/3/03 and incorporated herein by reference.

(2)              Not applicable.

(3)(a) Distribution Agreement between NYLIFE Securities Inc. and NYLIAC - Previously filed as Exhibit (3)(a) to Post-Effective Amendment No. 1 to the registration statement on Form S-6 for NYLIAC MFA Separate Account-I (File No. 2-86084), re-filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit
                 (3)(a) to Post-Effective Amendment No. 4 to the registration statement on Form S-6 for NYLIAC Variable Universal Life Separate Account-I (File No. 033-64410), filed 4/25/97 and incorporated herein by reference.

(3)(b) Distribution Agreement dated August 2, 1995, between NYLIFE Distributors, Inc. and NYLIAC-Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit(3)(b) to Post-Effective Amendment No. 1 on Form N-4 for NYLIAC Variable Annuity Separate Account-III (File No. 033-87382), filed 4/18/96 and incorporated herein by reference.

(3)(c) Distribution and Underwriting Agreement, dated April 27, 2006, between New York Life Insurance and Annuity Corporation and NYLIFE Distributors LLC - Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit(c)(3) to Post-Effective Amendment No. 16 on Form N-6 for NYLIAC Corporate Sponsored Variable Universal Life Separate Account-I (File No. 333-48300), filed 8/15/06 and incorporated herein by reference.

(4)(a) Enhanced Spousal Continuance Rider - Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit
                 (4)(b) to Post-Effective Amendment No. 4 to the registration statement on Form N-4 for NYLIAC Variable Annuity Separate Account-III (File No. 333-80535), filed 7/13/01 and incorporated herein by reference.

(4)(b) Specimen Policy for New York Life Premier Plus (formerly Extra Credit) Variable Annuity (No. 208-192) - Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit
                 (4)(b) to the registration statement on Form N-4 for NYLIAC Variable Annuity Separate Account - IV (File No. 333-156019), filed 12/9/08 and incorporated herein by reference.

(4)(c) Specimen Policy for New York Life Premier (formerly Smart Value) Variable Annuity (No. 208-191) - Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit
                 (4)(c) to the registration statement on Form N-4 for NYLIAC Variable Annuity Separate Account - IV (File No. 333-156019), filed 12/9/08 and incorporated herein by reference.

(4)(d) Annual Death Benefit Reset Rider - Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit
                 (4)(c) to the Initial Registration Statement on Form N-4 for NYLIAC Variable Annuity Separate Account-IV
                 (File No. 333-106806), filed 7/3/03 and incorporated herein by reference.

(4)(e) Enhanced Beneficiary Benefit Rider - Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit
                 (4)(d) to the Initial Registration Statement on Form N-4 for NYLIAC Variable Annuity Separate Account-IV
                 (File No. 333-106806), filed 7/3/03 and incorporated herein by reference.

(4)(f) Investment Protection Plan Rider - Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit(4)(b) to Post-Effective Amendment No. 6 to the registration statement on Form N-4 for NYLIAC Variable Annuity Separate Account-III (File No. 033-87382), filed 2/18/99 and incorporated herein by reference.

(4)(g) Unemployment Benefit Rider - Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (4)(f) to the Initial Registration Statement on Form N-4 for NYLIAC Variable Annuity Separate Account-IV (File No. 333-106806), filed 7/3/03 and incorporated herein by reference.

(4)(h) UPromise Account Rider - Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (4)(g) to the Initial Registration Statement on Form N-4 for NYLIAC Variable Annuity Separate Account-IV (File No. 333-106806), filed 7/3/03 and incorporated herein by reference.

(4)(i) Living Needs Benefit Rider - Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (4)(h) to the Initial Registration Statement on Form N-4 for NYLIAC Variable Annuity Separate Account-IV (File No. 333-106806), filed 7/3/03 and incorporated herein by reference.

(4)(j) Breakpoint Credit Rider - Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (4)(j) to the registration statement on Form N-4 for NYLIAC Variable Annuity Separate Account - IV (File No. 333-156019), filed 12/9/08 and incorporated herein by reference.

(4)(k) Investment Protection Plan Rider - Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit
                 (4)(l) to Post-Effective Amendment No. 2 to the registration statement on Form N-4 for NYLIAC Variable Annuity Separate Account-III (File No. 333-156018), filed 4/14/10 and incorporated herein by reference.

(4)(l) Living Needs Benefit/Unemployment Rider - Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit
                 (4)(c) to Post-Effective Amendment No. 17 to the registration statement on Form N-4 for NYLIAC Variable Annuity Separate Account-III (File No. 333-80535), filed 4/14/10 and incorporated herein by reference.


(5)(a) Form of Application for policies for New York Life Premier Plus (formerly Extra Credit) and New York Life Premier (formerly Smart Value) Variable Annuities - Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit
                 (5)(a) to the registration statement on Form N-4 for NYLIAC Variable Annuity Separate Account - IV (File No. 333-156019), filed 12/9/08 and incorporated herein by reference.

(6)(a) Certificate of Incorporation of NYLIAC - Previously filed as Exhibit (6)(a) to the registration statement on Form S-6 for NYLIAC MFA Separate Account-I (File No. 2-86083), re-filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit
                 (6)(a) to the initial registration statement on Form S-6 for NYLIAC Corporate Sponsored Variable Universal Life Separate Account-I (File No. 333-07617), filed 7/3/96 and incorporated herein by reference.

(6)(b)(1) By-Laws of NYLIAC - Previously filed as Exhibit (6)(b) to the registration statement on Form S-6 for NYLIAC MFA Separate Account-I (File No. 2-86083), re-filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (6)(b) to the initial registration statement on Form S-6 for NYLIAC Corporate

                 Sponsored Variable Universal Life Separate Account-I (File No. 333-07617), filed 7/3/96 and incorporated herein by reference.

(6)(b)(2) Amendments to By-Laws of NYLIAC - Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit
                 (6)(b) to Pre-Effective Amendment No. 1 to the registration statement on Form S-6 for NYLIAC Variable Universal Life Separate Account-I (File No. 333-39157), filed 4/3/98 and incorporated herein by reference.

(7) Contract of Reinsurance between Connecticut General Life Insurance Company/Cigna Reinsurance and NYLIAC - Previously filed as Exhibit (7) to Registrant's Post-Effective Amendment No. 1 on Form N-4 (File No. 33-87382), filed 4/18/96 and incorporated herein by reference.

(8)(a) Stock Sale Agreement between NYLIAC and MainStay VP Series Fund, Inc. (formerly New York Life MFA Series Fund, Inc.) - Previously filed as Exhibit (8)(a) to Pre-Effective Amendment No. 1 to the registration statement on Form N-1 for New York Life MFA Series Fund, Inc. (File No. 2-86082), re-filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit
                 (9)(a) to Pre-Effective Amendment No. 1 to the registration statement on Form S-6 for NYLIAC Corporate Sponsored Variable Universal Life Separate Account-I (File No. 333-07617), filed 1/2/97 and incorporated herein by reference.

(8)(b) Participation Agreement among Acacia Capital Corporation, Calvert Asset Management Company, Inc. and NYLIAC, as amended - Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (9)(b)(1) to Pre-Effective Amendment No. 1 to the registration statement on Form S-6 for NYLIAC Corporate Sponsored Variable Universal Life Separate Account-I (File No. 333-07617), filed 1/2/97 and incorporated herein by reference.

(8)(c) Participation Agreement among The Alger American Fund, Fred Alger and Company, Incorporated and NYLIAC - Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit
                 (9)(b)(2) to Pre-Effective Amendment No. 1 to the registration statement on Form S-6 for NYLIAC Corporate Sponsored Variable Universal Life Separate Account-I (File No. 333-07617), filed 1/2/97 and incorporated herein by reference.

(8)(d) Participation Agreement between Janus Aspen Series and NYLIAC - Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (9)(b)(3) to Pre-Effective Amendment No. 1 to the registration statement on Form S-6 for NYLIAC Corporate Sponsored Variable Universal Life Separate Account-I (File No. 333-07617), filed 1/2/97 and incorporated herein by reference.

(8)(e) Participation Agreement among Morgan Stanley Universal Funds, Inc., Morgan Stanley Asset Management Inc. and NYLIAC - Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (9)(b)(4) to Pre-Effective Amendment No. 1 to the registration statement on Form S-6 for NYLIAC Corporate Sponsored Variable Universal Life Separate Account-I (File No. 333-07617), filed 1/2/97 and incorporated herein by reference.

(8)(f) Amended and Restated Participation Agreement among Variable Insurance Products Funds, Fidelity Distributors Corporation and NYLIAC, as amended, dated November 23, 2009 - Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit
                 (8)(f) to Post-Effective Amendment No. 24 to the registration statement on Form N-4 for NYLIAC Variable Annuity Separate Account - I (File No. 033-53342), filed 4/13/10 and incorporated herein by reference.

(8)(g) Form of Participation Agreement among T. Rowe Price Equity Series, Inc., T. Rowe Price Associates, Inc. and NYLIAC - Previously filed in accordance with Regulation S-T, 17CFR 232.102(e) as Exhibit (8)(h) to Post-Effective Amendment No. 7 to the registration statement on Form N-4 for NYLIAC Variable Annuity Separate Account-I (File No. 33-53342), filed 4/16/98 and incorporated herein by reference.

(8)(h) Form of Participation Agreement among Van Eck Worldwide Insurance Trust, Van Eck Associates Corporation and NYLIAC - Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (8)(i) to Post-Effective Amendment No. 7 to the registration statement on Form N-4 for NYLIAC Variable Annuity Separate Account-I (File No. 33-53342), filed 4/16/98 and incorporated herein by reference.

(8)(i) Form of Participation Agreement among MFS Variable Insurance Trust, Massachusetts Financial Services Company and NYLIAC - Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (8)(j) to Post-Effective Amendment No. 7 to the registration statement on Form N-4 for NYLIAC Variable Annuity Separate Account-I (File No. 33-53342), filed 4/16/98 and incorporated herein by reference.

(8)(j) Form of Participation Agreement among Dreyfus Investment Portfolios, The Dreyfus Corporation, Dreyfus Service Corporation and NYLIAC - Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (9)(r) to Pre-Effective Amendment No. 1 to the registration statement on Form S-6 for NYLIAC Variable Universal Life Separate Account-I (File No. 333-57210), filed 6/4/01 and incorporated herein by reference.

(8)(k) Form of Substitution Agreement among NYLIAC, MainStay Management LLC, and New York Life Investment Management LLC - Previously filed in accordance with Regulation S-T, 17CFR 232.102(e) as Exhibit (9)(s) to Pre-Effective Amendment No. 1 to the registration statement on Form S-6 for NYLIAC Variable Universal Life-Separate Account-I (File No. 333-57210), filed 6/4/01 and incorporated herein by reference.

(8)(l) Amendment dated 9/27/02 to Stock Sale Agreement dated 6/4/93 between NYLIAC and MainStay VP Series Fund, Inc. - Previously filed in accordance with Regulation S-T, 17CFR 232.102(e) as Exhibit (8)(n) to Post-Effective Amendment No. 18 to the registration statement on Form N-4 for NYLIAC Variable Annuity Separate Account-III (File No. 033-87382), filed 4/9/03 and incorporated herein by reference.

(8)(m) 12b-1 Plan Services Agreement for the Service Class Shares of MainStay VP Series Fund, Inc. between NYLIFE Distributors LLC and NYLIAC dated 12/22/05 - Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (8)(x) to Post-Effective Amendment No. 20 to the registration statement on Form N-4 for NYLIAC Variable Annuity Separate Account - I (File No. 033-53342), filed 4/10/06 and incorporated herein by reference.

(8)(n) Form of Class S Service Agreement between Fred Alger & Company and NYLIAC dated 4/30/03 - Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (8)(p) to Post-Effective Amendment No. 19 to the registration statement on Form N-4 for NYLIAC Variable Annuity Separate Account-III (File No. 033-87382), filed 5/14/03 and incorporated herein by reference.

(8)(o) Form of Distribution Agreement between Dreyfus Service Corporation and NYLIAC dated as of 2/24/03 - Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit
            (8)(q) to Post-Effective Amendment No. 19 to the registration statement on Form N-4 for NYLIAC Variable Annuity Separate Account-III (File No. 033-87382), filed 5/14/03 and incorporated herein by reference.

(8)(p) Form of Service Contract between Fidelity Distributors Corporation and NYLIAC dated 4/30/03 - Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit
            (8)(r) to Post-Effective Amendment No. 19 to the registration statement on Form N-4 for NYLIAC Variable Annuity Separate Account-III (File No. 033-87382), filed 5/14/03 and incorporated herein by reference.

(8)(q) Form of Distribution and Shareholder Services Agreement between Janus Distributors LLC and NYLIAC dated 4/30/03 - Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (8)(s) to Post-Effective Amendment No. 19 to the registration statement on Form N-4 for NYLIAC Variable Annuity Separate Account-III (File No. 033-87382), filed 5/14/03 and incorporated herein by reference.

(8)(r) Form of Fund Participation Agreement (Service Shares) between Janus Aspen Series and NYLIAC dated 4/30/03 - Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit
            (8)(t) to Post-Effective Amendment No. 19 to the registration statement on Form N-4 for NYLIAC Variable Annuity Separate Account-III (File No. 033-87382), filed 5/14/03 and incorporated herein by reference.

(8)(s) Form of Participation Agreement by and among MFS Variable Insurance Trust, Massachusetts Financial Services Company and NYLIAC dated 4/30/03 - Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (8)(u) to Post-Effective Amendment No. 19 to the registration statement on Form N-4 for NYLIAC Variable Annuity Separate Account-III (File No. 033-87382), filed 5/14/03 and incorporated herein by reference.

(8)(t) Form of Administrative Service Agreement between Morgan Stanley & Co. Incorporated and NYLIAC dated 4/30/03 - Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit
            (8)(v) to Post-Effective Amendment No. 19 to the registration statement on Form N-4 for NYLIAC Variable Annuity Separate Account-III (File No. 033-87382), filed 5/14/03 and incorporated herein by reference.

(8)(u)      Form of Supplement for Distribution Services Agreement between
            T. Rowe Price Investment Services, Inc. and NYLIAC - Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (8)(x) to Post-Effective Amendment No. 19 to the registration statement on Form N-4 for NYLIAC Variable Annuity Separate Account-III (File No. 033-87382), filed 5/14/03 and incorporated herein by reference.

(8)(v) Form of Participation Agreement among Neuberger Berman Advisers Management Trust, Neuberger Berman Management Inc. and NYLIAC - Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (9)(q) to Pre-Effective Amendment No. 1 to the registration statement on Form S-6 for NYLIAC Variable Universal Life-Separate Account-I (File No. 333-57210), filed 6/4/01 and incorporated herein by reference.

(8)(w) Form of Distribution and Administrative Services Agreement, Class S Shares, between Neuberger Berman Management, Inc. and NYLIAC - Previously filed in accordance with Regulation S-T,
            17 CFR 232.102(e) as Exhibit (8)(w) to Post-Effective
            Amendment No. 19 to the registration statement on Form N-4 for NYLIAC Variable Annuity Separate Account-III (File No. 033-87382), filed 5/14/03 and incorporated herein by reference.

(8)(x) Form of Participation Agreement between Victory Variable Insurance Funds, BISYS Fund Services Limited Partnership, Victory Capital Management, Inc. and NYLIAC - Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (8)(p) to Post-Effective Amendment No. 16 to the registration statement on Form N-4 for NYLIAC Variable Annuity Separate Account - I (File No. 033-53342), filed 4/5/04 and incorporated herein by reference.

(8)(y) Form of Distribution and Service Agreement, Class A Shares, between BISYS Fund Services Limited Partnership and NYLIFE Securities Inc.- Previously filed in accordance with Regulation S-T 17 CFR 232.102(e) as Exhibit (8)(q) to Post-Effective Amendment No. 16 to the registration statement on Form N-4 for NYLIAC Variable Annuity Separate Account-I (File No. 033-53342), filed 4/5/04 and incorporated herein by reference.

8(z) Form of Participation Agreement among Liberty Variable Investment Trust, Columbia Funds Distributor, Inc. and NYLIAC - Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (8)(a)(a) to Post-Effective Amendment
            No. 4 to the registration statement on Form N-4 for NYLIAC Variable Annuity Separate Account - IV (File No. 333-106806), filed 10/25/04 and incorporated herein by reference.

8(a)(a) Form of Participation agreement among Royce Capital Fund, Royce & Associates, LLC and NYLIAC - Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (h)(19) to Post-Effective Amendment No. 10 to the registration statement on Form N-6 for NYLIAC Corporate Sponsored Variable Universal Life Separate Account - I (File No. 333-48300), filed 6/24/04 and incorporated herein by reference.

8(b)(b) Administrative Services Letter of Agreement between Columbia Funds Distributor, Inc. and NYLIAC-Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit
            (8)(u) to Post-Effective Amendment No. 18 to the registration statement on Form N-4 for NYLIAC Variable Annuity Separate Account-I (File No. 033-53342), filed 4/12/05 and incorporated herein by reference.

8(c)(c) Form of Administrative Services Agreement by and between Royce & Associates, LLC and NYLIAC-Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (8)(u) to Post-Effective Amendment No. 18 to the registration statement on Form N-4 for NYLIAC NVA Separate Account-I (File No. 033-53342), filed 4/12/05 and incorporated herein by reference.

(8)(d)(d) Form of Administrative and Shareholder Services Letter of Agreement dated 1/15/98 between Van Eck Worldwide Insurance Trust and NYLIAC - Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (i)(9) to Post-Effective Amendment No. 11 to the registration statement on Form N-4 for NYLIAC Variable Universal Life Separate Account
            - I (File No. 333-79309), filed 9/13/05 and incorporated herein by reference.

(8)(e)(e) Administrative Services Agreement between New York Life Investment Management LLC and NYLIAC dated 1/1/05 - Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (8)(w) to Post-Effective Amendment No. 20 to the registration statement on Form N-4 for NYLIAC Variable Annuity Separate Account - I (File No. 033-53342), filed 4/10/06 and incorporated herein by reference.

(8)(f)(f) Participation Agreement among New York Life Insurance and Annuity Corporation, MainStay VP Series Fund, Inc., and New York Life Investment Management LLC dated 10/7/04 - Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (8)(y) to Post-Effective Amendment No. 20 to the registration statement on Form N-4 for NYLIAC Variable Annuity Separate Account I (File No. 033-53342), filed 4/10/06 and incorporated herein by reference.

(8)(g)(g) Form of Participation Agreement among NYLIAC, PIMCO Variable Insurance Trust and PIMCO Advisors Distributors LLC - Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) ad Exhibit (h)(17) to Post-Effective Amendment No. 9 to the registration statement on Form N-6 for NYLIAC, Corporate Sponsored Variable Universal Life Separate Account-I (File No. 333-48300), filed 4/14/04 and incorporated herein by reference.

(8)(h)(h) Form of PIMCO Services Agreement For Advisor Class Shares of PIMCO Variable Insurance Trust, dated as of January 14, 2010, between NYLIAC and Pacific Investment Management Company LLC- Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (8)(z) to Post-Effective Amendment No. 24 to the registration statement on Form N-4 for NYLIAC Variable Annuity Separate Account-I (File No. 033-53342), filed 4/13/10 and incorporated herein by reference.


(8)(i)(i) Form of Administrative Services Agreement, dated March 25, 2011, and effective as of May 1, 2011, between Blackrock Advisors, LLC and NYLIAC - Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) and Exhibit (8)(a)(a) to Post-Effective Amendment No. 25 to the registration statement on Form N-4 for NYLIAC, Variable Annuity Separate Account - I (File No. 033-53342), filed 4/14/11 and incorporated herein by reference.



(8)(j)(j) Form of Fund Participation Agreement, dated March 25, 2011, and effective as of May 1, 2011, between Blackrock Variable Series Funds, Inc., Blackrock Investments, LLC, and NYLIAC - Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) and Exhibit (8)(b)(b) to Post-Effective Amendment No. 25 to the registration statement on Form N-4 for NYLIAC, Variable Annuity Separate Account - I (File No. 033-53342), filed 4/14/11 and incorporated herein by reference.



(9)         Opinion and Consent of Thomas F. English, Esq. - Filed herewith.


(10)(a)     Consent of PricewaterhouseCoopers LLP - Filed herewith.



(10)(b) Powers of Attorney for Christopher O. Blunt, Director and Executive Vice President of NYLIAC - Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (10)(b) to the initial registration statement on Form N-4 for NYLIAC Variable Annuity Separate Account - IV (File No. 333-172044), filed 2/3/11 and incorporated herein by reference.



(10)(c) Powers of Attorney for Frank M. Boccio, Director and Executive Vice President of NYLIAC - Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (10)(c) to the initial registration statement on Form N-4 for NYLIAC Variable Annuity Separate Account - IV (File No. 333-172044), filed 2/3/11 and incorporated herein by reference.



(10)(d) Powers of Attorney for Stephen P. Fisher, Director of NYLIAC - Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (10)(d) to Post-Effective Amendment No. 19 to the initial registration statement on Form N-4 for NYLIAC Variable Annuity Separate Account - IV (File No. 333-172044), filed 2/3/11 and incorporated herein by reference.



(10)(e) Powers of Attorney for John T. Fleurant, Director of NYLIAC - Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (10)(e) to Post-Effective Amendment No. 19 to the initial registration statement on Form N-4 for NYLIAC Variable Annuity Separate Account - IV (File No. 333-172044), filed 2/3/11 and incorporated herein by reference.



(10)(f) Powers of Attorney for Robert M. Gardner, Vice President and Controller (Principal Accounting Officer) of NYLIAC - Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (10)(f) to the initial registration statement on Form N-4 for NYLIAC Variable Annuity Separate Account - IV (File No. 333-172044), filed 2/3/11 and incorporated herein by reference.



(10)(g) Powers of Attorney for Solomon Goldfinger, Director and Senior Vice President of NYLIAC - Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (10)(g) to the initial registration statement on Form N-4 for NYLIAC Variable Annuity Separate Account - IV (File No. 333-172044), filed 2/3/11 and incorporated herein by reference.



(10)(h) Powers of Attorney for Michael J. Gordon, Director and Senior Vice President of NYLIAC - Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (10)(h) to the initial registration statement on Form N-4 for NYLIAC Variable Annuity Separate Account - IV (File No. 333-172044), filed 2/3/11 and incorporated herein by reference.



(10)(i) Powers of Attorney for Steven D. Lash, Director and Senior Vice President of NYLIAC - Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (10)(i) to the initial registration statement on Form N-4 for NYLIAC Variable Annuity Separate Account - IV (File No. 333-172044), filed 2/3/11 and incorporated herein by reference.



(10)(j) Powers of Attorney for Theodore A. Mathas, Chairman and President of NYLIAC - Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (10)(j) to the initial registration statement on Form N-4 for NYLIAC Variable Annuity Separate Account - IV (File No. 333-172044), filed 2/3/11 and incorporated herein by reference.



(10)(k) Powers of Attorney for Mark W. Pfaff, Director and Executive Vice President of NYLIAC - Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (10)(k) to the initial registration statement on Form N-4 for NYLIAC Variable Annuity Separate Account - IV (File No. 333-172044), filed 2/3/11 and incorporated herein by reference.



(10)(l) Powers of Attorney for Arthur H. Seter, Director and Senior Vice President of NYLIAC - Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (10)(l) to the initial registration statement on Form N-4 for NYLIAC Variable Annuity Separate Account - IV (File No. 333-172044), filed 2/3/11 and incorporated herein by reference.



(10)(m) Powers of Attorney for Michael E. Sproule, Director, Executive Vice President and Chief Financial Officer of NYLIAC - Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit
            (10)(m) to the initial registration statement on Form N-4 for NYLIAC Variable Annuity Separate Account - IV (File No. 333-172044), filed 2/3/11 and incorporated herein by reference.



(10)(n) Powers of Attorney for Joel M. Steinberg, Director and Senior Vice President of NYLIAC - Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (10)(o) to the initial registration statement on Form N-4 for NYLIAC Variable Annuity Separate Account - IV (File No. 333-172044), filed 2/3/11 and incorporated herein by reference.



(10)(o) Powers of Attorney for Susan A. Thrope, Director of NYLIAC - Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (10)(n) to the initial registration statement on Form N-4 for NYLIAC Variable Annuity Separate Account - IV (File No. 333-172044), filed 2/3/11 and incorporated herein by reference.


(11)        Not applicable.

(12)        Not applicable.

ITEM 25. DIRECTORS AND OFFICERS OF THE DEPOSITOR

The principal business address of each director and officer of NYLIAC is 51 Madison Avenue, New York, NY 10010.


Name:                     Title:
-----                     ------
Theodore A. Mathas        Chairman and President
Christopher O. Blunt      Director, Executive Vice President
Frank M. Boccio           Director and Executive Vice President
Mark W. Pfaff             Director and Executive Vice President
Michael E. Sproule        Director, Executive Vice President and Chief Financial Officer
Solomon Goldfinger        Director, Senior Vice President and Senior Advisor
Michael J. Gordon         Director and Senior Vice President
Steven D. Lash            Director and Senior Vice President
Arthur H. Seter           Director, Senior Vice President and Chief Investment Officer
Joel M. Steinberg         Director, Senior Vice President and Chief Actuary
Stephen P. Fisher         Director
John T. Fleurant          Director
Susan A. Thrope           Director
John Y. Kim               Executive Vice President - CEO and President of New York
                          Life Investments
Patricia Barbari          Senior Vice President
Scott L. Berlin           Senior Vice President
Tony H. Elavia            Senior Vice President
Thomas F. English         Senior Vice President & Chief Legal Officer
Robert J. Hebron          Senior Vice President
Angela T. Kyle            Senior Vice President
Barbara McInerney         Senior Vice President & Chief Compliance Officer
Anthony Malloy            Senior Vice President
Gary J. Miller            Senior Vice President
Michael M. Oleske         Senior Vice President and Chief Tax Counsel
Frank J. Ollari           Senior Vice President
Paul T. Pasteris          Senior Vice President
Gerard A. Rocchi          Senior Vice President
Eileen T. Slevin          Senior Vice President and Chief Information Officer
Mark W. Talgo             Senior Vice President
Joseph Bennett            First Vice President
Stephen A. Bloom          First Vice President and Chief Underwriter
Minas C. Joannides        First Vice President and Chief Medical Director
Michael J. Oliviero       First Vice President - Tax
Angelo J. Scialabba       First Vice President
Thomas J. Troeller        First Vice President and Actuary
Richard J. Witterschein   First Vice President and Treasurer
Stephen Abramo            Vice President
Nikhil A. Advani          Vice President
Mitchell P. Ascione       Vice President
David Boyle               Vice President
Craig L. DeSanto          Vice President and Actuary
Robert M. Gardner         Vice President and Controller
Robert J. Hynes           Vice President
Michael P. Lackey         Vice President
Catherine A. Marrion      Vice President and Secretary
Corey B. Multer           Vice President
Marijo F. Murphy          Vice President
Nicholas Pasyanos         Vice President and Actuary
Linda M. Reimer           Vice President and Associate Legal Officer
Andrew N. Reiss           Vice President - National Sales Manager
Michelle D. Richter       Vice President
Janis C. Rubin            Vice President
Irwin Silber              Vice President and Actuary
George E. Silos           Vice President and Actuary
Teresa A. Turner          Vice President
Robin M. Wagner           Vice President

ITEM 26. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH DEPOSITOR OR REGISTRANT

The Depositor, NYLIAC, is a wholly-owned subsidiary of New York Life Insurance Company ("New York Life"). The Registrant is a segregated asset account of NYLIAC. The following chart indicates persons presumed to be controlled by New York Life(+), unless otherwise indicated. Subsidiaries of other subsidiaries are indented accordingly, and ownership is 100% unless otherwise indicated.


                                                                       Jurisdiction of           Percent of Voting
Name                                                                   Organization              Securities Owned
Eclipse Funds Inc.(1)                                                  Maryland

ICAP Funds Inc.                                                        Maryland

Eclipse Funds(1)                                                       Massachusetts

The MainStay Funds(1)                                                  Massachusetts

MainStay VP Series Fund, Inc.(1)(2)                                    Maryland

MainStay Funds Trust                                                   Delaware

New York Life Insurance and Annuity Corporation                        Delaware

     Pacific Square Investments LLC                                    Delaware

          29 Park Investments No. 2 Limited                            Cayman Islands

NYLIFE LLC                                                             Delaware
     Eagle Strategies LLC                                              Delaware


--------

         (1) Registered investment company as to which New York Life and/or its subsidiaries perform one or more of the following services: investment management, administrative, distribution, transfer agency and underwriting services. It is not a subsidiary of New York Life and is included for informational purposes only.

         (2) New York Life Investment Management LLC serves as investment adviser to this entity, the shares of which are held of record by separate accounts of NYLIAC. New York Life disclaims any beneficial ownership and control of this entity. New York Life and NYLIAC as depositors of said separate accounts have agreed to vote their shares as to matters covered in the proxy statement in accordance with voting instructions received from holders of variable annuity and variable life insurance policies at the shareholders meeting of this entity. It is not a subsidiary of New York Life, but is included here for informational purposes only.

--------
(+) By including the indicated corporations in this list, New York Life is not stating or admitting that said corporations are under its actual control; rather, these corporations are listed here to ensure full compliance with the requirements of this Form N-4.

                                                                       Jurisdiction of           Percent of Voting
Name                                                                   Organization              Securities Owned
(NYLIFE LLC subsidiaries cont.)
     New York Life Capital Corporation                                 Delaware
     NYL Management Limited                                            United Kingdom
     NYLUK I Company                                                   United Kingdom
         NYLUK II Company                                              United Kingdom
             Gresham Mortgage                                          United Kingdom
             W Construction Company                                    United Kingdom
             WUT                                                       United Kingdom
             WIM (AIM)                                                 United Kingdom
     New York Life Trust Company                                       New York
     NYL Executive Benefits LLC                                        Delaware

                                                                           Jurisdiction of           Percent of Voting
Name                                                                       Organization              Securities Owned
(NYLIFE LLC subsidiaries cont.)
     NYLIFE Securities LLC                                                 Delaware
     NYLINK Insurance Agency Incorporated                                  Delaware

                                                                       Jurisdiction of        Percent of Voting
Name                                                                   Organization           Securities Owned
New York Life Investment Management Holdings LLC                       Delaware
     NYLCAP Holdings                                                   Mauritius
         Jacob Ballas Capital India PVT. Ltd.                          Mauritius                 24.66%
     NYLIM Service Company LLC                                         Delaware
     NYLCAP Manager LLC                                                Delaware
         New York Life Capital Partners, LLC                           Delaware
              New York Life Capital Partners, L.P.                     Delaware
         New York Life Capital Partners II, LLC                        Delaware
              New York Life Capital Partners II, L.P.                  Delaware
         New York Life Capital Partners III GenPar GP, LLC             Delaware
              New York Life Capital Partners III GenPar, LP            Delaware
                   New York Life Capital Partners III, LP              Delaware
                       NYLCAP III RBG Corp.                            Delaware
                   New York Life Capital Partners III-A, LP            Delaware
                       NYLCAP III-A RBG Corp.                          Delaware
         New York Life Capital Partners IV GenPar GP, LLC              Delaware
              New York Life Capital Partners IV GenPar, LP             Delaware
                   New York Life Capital Partners IV, LP               Delaware
                   New York Life Capital Partners IV-A, LP             Delaware
         NYLCAP 2010 Co-Invest GenPar GP, LLC                          Delaware
              NYLCAP 2010 Co-Invest GenPar L.P.                        Delaware
                   NYLCAP 2010 Co-Invest L.P.                          Delaware
                   NYLCAP 2010 Co-Invest ECI Blocker Holdco A L.P.     Delaware
                   NYLCAP 2010 Co-Invest ECI Blocker A L.P.            Delaware
                   NYLCAP 2010 Co-Invest ECI Blocker Holdco B L.P.     Delaware
                   NYLCAP 2010 Co-Invest ECI Blocker B L.P.            Delaware
         NYLIM Mezzanine GenPar GP, LLC                                Delaware
              NYLIM Mezzanine GenPar, LP                               Delaware
                  New York Life Investment Management Mezzanine
                  Partners, LP                                         Delaware
                      NYLIM Mezzanine Luxco S.a.r.l.                   Luxembourg
                  NYLIM Mezzanine Partners Parallel Fund, LP           Delaware
         NYLIM Mezzanine Partners II GenPar, GP, LLC                   Delaware
                  NYLIM Mezzanine Partners II, AIV, L.P.               Delaware
                      NYLIM Mezzanine Partners II, AIV, INC.           Delaware
                  NYLIM Mezzanine Offshore Partners II, LP             Cayman Islands
                  NYLIM Mezzanine Partners II, GenPar, LP              Delaware
                      New York Life Investment Management Mezzanine    Delaware
                      Partners II, LP
                           NYLIM Mezzanine II Luxco S.a.r.l.           Luxembourg
                      NYLIM Mezzanine Partners II Parallel Fund, LP    Delaware
                           NYLIM Mezzanine II Parallel Luxco
                           S.a.r.l.                                    Luxembourg
                      NYLIM Mezzanine Partners II AIV Splitter, LP     Delaware
         NYLCAP Canada GenPar Inc.                                     Canada
              NYLCAP Select Manager Canada Fund, LP                    Canada
         NYLCAP India Funding LLC                                      Delaware
              NYLIM-JB Asset Management Co. LLC                        Mauritius                24.66%
                  New York Life Investment Management India
                   Fund II, LLC                                        Mauritius
                      New York Life Investment Management India Fund   Mauritius
                       (FVCI) II, LLC
         NYLCAP Select Manager GenPar GP, LLC                          Delaware
              NYLCAP Select Manager GenPar, LP                         Delaware
                  NYLCAP Select Manager Fund, LP                       Delaware
              NYLCAP Select Manager Cayman Fund, LP                    Cayman Islands
         NYLIM-JB Asset Management Co. (Mauritius) LLC                 Mauritius                24.6%
              New York Life Investment Management India Fund II, LLC   Mauritius                24.6%
                  New York Life Investment Management India
                  Fund (FVCI) II, LLC                                  Mauritius                24.6%
         NYLCAP India Funding III LLC                                  Delaware
              NYLIM-JB Asset Management Co. III LLC                    Mauritius                24.66%
                  NYLIM Jacob Ballas India Fund III LLC                Mauritius
                       NYLIM Jacob Ballas Capital India                Mauritius
                       (FVCI) III LLC
                       NYLIM Jacob Ballas India (FII) III LLC          Mauritius
         NYLCAP Mezzanine Partners III GenPar GP, LLC                  Delaware
              NYLCAP Mezzanine Partners III GenPar, LP                 Delaware                 44.16%
                  NYLCAP Mezzanine Partners III, LP                    Delaware
                       NYLCAP Mezzanine III Luxco S.a.r.l.             Luxembourg
              NYLCAP Mezzanine Offshore Partners III, LP               Cayman Islands
     MacKay Shields LLC                                                Delaware
         MacKay Shields Core Plus Opportunities Fund GP LLC            Delaware
              MacKay Shields Core Plus Opportunities Fund LP           Delaware
         MacKay Municipal Managers Opportunities GP LLC                Delaware
              MacKay Municipal Opportunities Master Fund, L.P.         Delaware
              Mariner Municipal Opportunities Fund, L.P.               Delaware
         MacKay Municipal Managers Credit Opportunities GP LLC         Delaware
              MacKay Municipal Credit Opportunities Master Fund, L.P.  Delaware
              Mariner Municipal Credit Opportunities Fund, L.P.        Delaware
         MacKay Shields High Yield Active Core Fund GP LLC             Delaware
              MacKay Shields High Yield Active Core Fund LP            Delaware
         MacKay Shields Credit Strategy Fund Ltd.                      Cayman Islands
         MacKay Shields Defensive Bond Arbitrage Fund Ltd.             Bermuda                  40.13%
         MacKay Shields Core Plus Opportunities Fund Ltd.              Cayman Islands
         MacKay Shields Credit Strategy Partners LP                    Delaware
         MacKay Shields General Partner (L/S) LLC                      Delaware
              MacKay Shields Long/Short Fund LP                        Delaware
              MacKay Shields Long/Short Fund (Master) LP               Delaware
              MacKay Shields Long/Short Fund (QP) LP                   Delaware
              MacKay Shields Long/Short Fund (Offshore) LP             Cayman Islands
     NYLIFE Distributors LLC                                           Delaware
     New York Life Investment Management LLC                           Delaware
         New York Life Investment Management (U.K.) Limited            United Kingdom
         NYLIM GP, LLC                                                 Delaware
              NYLIM Large Cap Enhanced Index Fund p.l.c.               Ireland
         NYLIM Fund II GP, LLC                                         Delaware
              NYLIM Real Estate Mezzanine Fund II, LP                  Delaware
                  NYLIM-TND, LLC                                       Delaware
                  NYLIM-CN, LLC                                        Delaware
                  NYLIM-DCM, LLC                                       Delaware
                      NYLIM-MM, LLC                                    Delaware
                           DCM-N, LLC                                  Delaware                   80%
                                DCM Warehouse Series A, LLC            Delaware
                                     DCM Warehouse Series One, LLC     Delaware
                                          Sixteen West Savannah, LLC   Indiana
                                          Metropolis I Perm, LLC       Delaware
                                          Metropolis II Construction,
                                          LLC                          Delaware
                                          CLV Holding, LLC             Indiana
                                               Current at Lee Vista,
                                               LLC                     Florida                    75%
                                          Streets Las Vegas, LLC       Arizona                    90%
                  NYLIM Re Mezzanine Fund II Investment
                  Corporation                                          Delaware
                       Albany Hills Holding, LLC                       Delaware
                            Joplin Holding, LLC                        Delaware
                                 Joplin Properties LLC                 Missouri                   50%
                       NYLIM-JP LLC                                    Delaware
                          Jefferson at Maritime Holding, L.P.          Delaware
                             Jefferson at Maritime GP, LLC             Delaware
                                Jefferson at Maritime, L.P.            Delaware
                  NYLIM Repurchase Mezzanine Subsidiary LLC            Delaware
                  Kimball Woods LLC                                    Delaware                   50%
         NYLIM U.S. Core Equity Market Neutral Fund GP, LLC            Delaware
         NYLIM-GCR Fund I LLC                                          Delaware                   50%
              NYLIM-GCR Fund I 2002 L.P.                               Delaware                   50%
         WFHG GP, LLC                                                  Delaware                   50%
              Workforce Housing Fund I-2007 LP                         Delaware
     Madison Capital Funding LLC                                       Delaware
         MCF Co-Investment GP, LLC                                     Delaware
           MCF Co-Investment GP, LP                                    Delaware
               Madison Capital Funding Co-Investment Fund, LP          Delaware
         MCF Fund I LLC                                                Delaware
         MCF Capital Management LLC                                    Delaware
           OFS Capital WM, LLC                                         Delaware
     McMorgan & Company LLC                                            Delaware
     Madison Square Investors LLC                                      Delaware
         Madison Square Investors Asian Equity Market Neutral
         Master Fund Ltd.                                              Cayman Is.
         Madison Square Investors Large-Cap Enhanced Index Fund GP,
            LLC                                                        Delaware
               Madison Square Investors Large-Cap Enhanced Index
                  Fund L.P.                                            Delaware
          Madison Square Investors Asian Equity Market Neutral
               Fund GP, LLC                                            Delaware
     NYLIM Real Estate Inc.                                            Delaware
     Private Advisors L.L.C.                                           Delaware                   60%
       Private Advisors Small Company Buyout Fund IV, LP               Delaware
     New York Life Investments International Limited                   Ireland
NYLIFE Insurance Company of Arizona                                    Arizona
New York Life International, LLC                                       Delaware
    HSBC New York Life Seguros de Retiro (Argentina) S.A.              Argentina                  40%
    HSBC New York Life Seguros de Vida (Argentina) S.A.                Argentina                  40%
    Maxima S.A. AFJP                                                   Argentina                  40%
    New York Life Insurance Worldwide Limited                          Bermuda                 95.98%
    New York Life Insurance Taiwan Corporation                         Taiwan
    NYL Cayman Holdings Ltd.                                           Cayman Islands
       New York Life Worldwide Capital, LLC                            Delaware
          Fianzas Monterrey, S.A.                                      Mexico                  99.95%
             Operadora FMA, S.A. de C.V.                               Mexico                  99.99%
    NYL-HK Capital Planning LLC                                        Delaware
    NYLIFE Thailand, Inc.                                              Delaware
       PMCC Ltd.                                                       Thailand                   49%
        NYL Data Center Limited                                        Thailand                99.97%
    Siam Commercial New York Life Insurance Public Company             Thailand                47.33%
       Limited
    New York Life International India Fund (Mauritius) LLC             Mauritius               92.97%
    SEAF Sichuan SME Investment Fund LLC                               Delaware                39.98%
    NYLI-VB Asset Management Co. (Mauritius) LLC                       Mauritius                  90%
    New York Life International Holdings Limited                       Mauritius                  95%
        Max New York Life Insurance Limited                            India                      26%
    Seguros Monterrey New York Life, S.A. de C.V.                      Mexico                 99.998%
         Administradora de Conductos SMNYL, S.A. de C.V.               Mexico                     99%
         Agencias de Distribution SMNYL, S.A. de C.V.                  Mexico                     99%
    NYL Cayman Ltd.                                                    Cayman Islands
Seward Lease Acquisition LLC                                           Delaware                56.76%
Silver Spring, LLC                                                     Delaware
   Silver Spring Associates, L.P.                                      Pennsylvania
Biris Holdings LLC                                                     Delaware
NYL Wind Investments LLC                                               Delaware
New York Life Short Term Fund                                          New York
29 Park Investments No. 1 Limited                                      Cayman Islands
SCP 2005-C21-002 LLC                                                   Delaware
SCP 2005-C21-003 LLC                                                   Delaware
SCP 2005-C21-006 LLC                                                   Delaware
SCP 2005-C21-007 LLC                                                   Delaware
SCP 2005-C21-008 LLC                                                   Delaware
SCP 2005-C21-009 LLC                                                   Delaware
SCP 2005-C21-017 LLC                                                   Delaware
SCP 2005-C21-018 LLC                                                   Delaware
SCP 2005-C21-021 LLC                                                   Delaware
SCP 2005-C21-025 LLC                                                   Delaware
SCP 2005-C21-031 LLC                                                   Delaware
SCP 2005-C21-036 LLC                                                   Delaware
SCP 2005-C21-041 LLC                                                   Delaware
SCP 2005-C21-043 LLC                                                   Delaware
SCP 2005-C21-044 LLC                                                   Delaware
SCP 2005-C21-048 LLC                                                   Delaware
SCP 2005-C21-061 LLC                                                   Delaware
SCP 2005-C21-063 LLC                                                   Delaware
SCP 2005-C21-067 LLC                                                   Delaware
SCP 2005-C21-069 LLC                                                   Delaware
SCP 2005-C21-070 LLC                                                   Delaware
NYMH-Houston GP, LLC                                                   Delaware
   NYMH-Houston, L.P.                                                  Texas
NYMH-Plano GP, LLC                                                     Delaware
   NYMH-Plano, L.P.                                                    Texas
NYMH-Freeport GP, LLC                                                  Delaware
   NYMH-Freeport, L.P.                                                 Texas
NYMH-Ennis GP, LLC                                                     Delaware
   NYMH-Ennis, L.P.                                                    Texas
NYMH-San Antonio GP, LLC                                               Delaware
   NYMH-San Antonio, L.P.                                              Texas
NYMH-Taylor GP, LLC                                                    Delaware
   NYMH-Taylor, L.P.                                                   Texas
NYMH-Stephenville GP, LLC                                              Delaware
   NYMH-Stephenville, L.P.                                             Texas
NYMH-Farmingdale, NY LLC                                               Delaware
NYMH-Attleboro MA, LLC                                                 Delaware
NYLMDC-King of Prussia GP, LLC                                         Delaware
   NYLMDC-King of Prussia Realty, LP                                   Delaware
NYLIFE Real Estate Holdings LLC                                        Delaware
   Huntsville NYL LLC                                                  Delaware
   CC Acquisitions, LP                                                 Delaware
   Martingale Road LLC                                                 Delaware              71.4693%
   NYL Midwest Apartments LLC                                          Delaware
   REEP-MF Verde NC LLC                                                Delaware
PTC Acquisitions, LLC                                                  Delaware

ITEM 27. NUMBER OF CONTRACT OWNERS


     As of December 31, 2011, there were approximately 14,760 owners of Qualified Policies and 3,132 owners of Non-Qualified Policies offered under NYLIAC Variable Annuity Separate Account IV.


ITEM 28. INDEMNIFICATION

The Officers and Directors of NYLIAC are indemnified pursuant to Section 141(f) of the General Corporation Law of the State of Delaware and under Section 8.01 of the By-Laws of New York Life Insurance and Annuity Corporation, as adopted on November 3, 1980 and amended on April 6, 1988 and on May 13, 1997.

Section 8.01 of the NYLIAC By-Laws provide for indemnification as follows:

8.01 - LIMITATION OF LIABILITY: INDEMNIFICATION AND ADVANCEMENT OF EXPENSES

(a) LIMITATION OF LIABILITY FOR DIRECTORS - No director of the Corporation shall be personally liable to the Corporation or its stockholders for monetary damages for breach of fiduciary duty as a director, except for liability (i) for any breach of the director's duty of loyalty of the Corporation or its stockholders,
(ii) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law, (iii) under Section 174 of the General Corporation Law of the State of Delaware, or (iv) for any transaction from which the director derived an improper personal benefit. If the General Corporation Law of the State of Delaware is amended to authorize corporate action further eliminating or limiting the personal liability of directors, then the liability of a director of the Corporation shall be eliminated or limited to the fullest extent permitted by the General Corporation Law of the State of Delaware, as so amended.

(b) INDEMNIFICATION AND ADVANCEMENT OF EXPENSES OF DIRECTORS AND OFFICERS - Except to the extent expressly prohibited by the General Corporation Law of the State of Delaware, the Corporation shall indemnify any director or officer who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative (other than an action by or in the right of the Corporation), by reason of the fact that such person is or was a director or officer of the Corporation, or is or was serving at the request of the Corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise against judgments, fines, amounts paid in settlement and reasonable expenses (including attorneys' fees) actually and reasonably incurred by such person in connection with such action, suit or proceeding if such person acted in good faith and in a manner such person reasonably believed to be in or not opposed to the best interests of the Corporation, and, with respect to any criminal action or proceeding, had no reasonable cause to believe such person's conduct was unlawful.

Except to the extent expressly prohibited by the General Corporation Law of the State of Delaware, the Corporation shall indemnify any director or officer who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding by or in the right of the Corporation to procure a judgment in its favor by reason of the fact that such person is or was a director or officer of the Corporation, or is or was serving at the request of the Corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise against reasonable expenses (including attorneys' fees) actually and reasonably incurred by such person in connection with the defense or settlement of such action, suit or proceeding if such person acted in good faith and in a manner such person reasonably believed to be in or not opposed to the best interests of the Corporation; provided, that, no indemnification shall be made in respect of any action, suit or proceeding as to which such person shall have been adjudged to be liable to the Corporation unless and only to the extent that the Court of Chancery or the court in which such action, suit or proceeding was brought shall determine upon application that, despite the adjudication of liability but in view of all the circumstances of the case, such person is fairly and reasonably entitled to indemnity for such expenses which the Court of Chancery or such other court shall deem proper.

The Corporation shall advance to or promptly reimburse upon request reasonable expenses (including attorneys' fees) incurred by a director or officer in defending any civil, criminal, administrative or investigative action, suit or proceeding in advance of the final disposition of such action, suit or proceeding upon receipt of an undertaking by or on behalf of such director or officer to repay such amount if it shall ultimately be determined that such person is not entitled to be indemnified by the Corporation as authorized in this Section 8.01; provided, however, that such director or officer shall cooperate in good faith with any request by the Corporation that common counsel be utilized by the parties to an action or proceeding who are similarly situated unless to do so would be inappropriate due to actual or potential differing interests between or among such parties.

The indemnification of any person provided by this Section 8.01 shall continue after such person has ceased to be a director or officer of the Corporation and shall inure to the benefit of such person's heirs, executors, administrators or legal representative.

The Corporation is authorized to enter into agreements with any of its directors, officers or employees extending rights to indemnification and advancement of expenses to any such person to the fullest extent permitted by applicable law, but the failure to enter into any such agreement shall not affect or limit the rights of any such person pursuant to this Section 8.01.

In case any provision in this Section 8.01 shall be determined at any time to be unenforceable in any respect, the other provisions hereof shall not in any way be affected or impaired thereby, and the affected provision shall be given the fullest possible enforcement in the circumstances, it being the intention of the Corporation to afford indemnification and advancement of expenses to its directors and officers, acting in such capacities or in the other capacities mentioned herein, to the fullest extent permitted by law.

(c) DETERMINATION OF INDEMNIFICATION

     (i) DIRECTORS AND OFFICERS - Subject to the General Corporation Law of the State of Delaware, any indemnification of directors and officers shall be made by either (A) the Corporation's Board of Directors or (B) the Corporation's shareholders, upon a determination that such indemnification is proper in the circumstances.

     (ii) EMPLOYEES AND AGENTS - Subject to the General Corporation of the State of Delaware, the Corporation may indemnify persons who are or were employees (other than officers of the Corporation), agents, or independent contractors of the Corporation upon the advice of the Corporation's legal counsel and a determination by (A) the Corporation's Board of Directors or
     (B) the Corporation's shareholders, that such indemnification is proper in the circumstances.

ITEM 29. PRINCIPAL UNDERWRITERS

      (a) Investment companies (other than the Registrant) for which NYLIFE Distributors LLC is currently acting as underwriter:

          NYLIAC Corporate Sponsored Variable Universal Life Separate Account-I NYLIAC Variable Universal Life Separate Account-I
          NYLIAC MFA Separate Account-I
          NYLIAC MFA Separate Account-II
          NYLIAC Variable Annuity Separate Account-I
          NYLIAC Variable Annuity Separate Account-II
          NYLIAC Variable Annuity Separate Account-III
          NYLIAC VLI Separate Account
          Eclipse Funds
          Mainstay Funds
          Mainstay VP Series Fund
          McMorgan Funds
          NYLIM Institutional Funds

      (b) Directors and Officers.

      The principal business address of each director and officer of NYLIFE Distributors LLC is 169 Lackawanna Avenue, Parsippany, New Jersey 07054.


John Y. Kim                       Chief Executive Officer
Stephen P. Fisher                 Manager, President and Chief Operating Officer
Christopher O. Blunt              Chairman and Executive Vice President, Retirement Income Security
Penny Nelson                      Manager and Managing Director, Operations
Drew E. Lawton                    Manager
Robert J. Hebron                  Executive Vice President, AMN Executive Benefits and Retail Distribution
John R. Meyer                     Executive Vice President, IAD and RIS Agency Distribution
Thomas A. Clough                  Senior Managing Director, Retirement Plan Services
Barbara McInerney                 Senior Managing Director, Compliance
Daniel A. Andriola                Managing Director and Controller
Philip L. Gazzo                   Managing Director, Retirement Income Security
Mark A. Gomez                     Managing Director and Chief Compliance Officer
Joseph J. Henehan                 Managing Director, Retirement Plan Services
Marguerite E. H. Morrison         Managing Director and Secretary
Rebekah M. Mueller                Managing Director, Retirement Plan Services
Mark S. Niziak                    Managing Director, Retirement Plan Services
John J. O'Gara                    Managing Director, Life Distribution
Bernadette Hoban                  Director, Retirement Income Security
Linda M. Howard                   Director, Compliance and Anti-Money Laundering Officer
Paula Taylor                      Director, Retirement Plan Services
John Vaccaro                      Director, Compliance
Albert W. Leier                   Vice President - Financial Operations and Treasurer
David F. Boyle                    Vice President, Executive Benefits

      (c) Commissions and Other Compensation


     Name of                  New Underwriting             Compensation on
    Principal                   Discounts and               Redemption or                Brokerage
   Underwriter                   Commissions                Annuitization               Commission                Compensation
   -----------                   -----------                -------------               ----------                ------------
NYLIFE Distributors
Inc.                                 -0-                         -0-                        -0-                        -0-


ITEM 30. LOCATION OF ACCOUNTS AND RECORDS

      All accounts and records required to be maintained by Section 31(a) of the 1940 Act and the rules under it are maintained by NYLIAC at its home office, 51 Madison Avenue, Room 0150, New York, New York 10010; New York Life - Records Division, 110 Cokesbury Road, Lebanon, New Jersey 08833 and with Iron Mountain Records Management, Inc. at both 8 Neptune Drive, Poughkeepsie, New York 12601 and Route 9W South, Port Ewen, New York 12466-0477.

ITEM 31. MANAGEMENT SERVICES - Not applicable.

ITEM 32. UNDERTAKINGS - Registrant hereby undertakes:

      (a) to file a post-effective amendment to this registration statement as frequently as is necessary to ensure that the audited financial statements in the registration statement are never more than 16 months old for so long as payments under the variable annuity contracts may be accepted;

      (b) to include either (1) as part of any application to purchase a contract offered by the prospectus, a space that an applicant can check to request a Statement of Additional Information, or (2) a post card or similar written communication affixed to or included in the prospectus that the applicant can remove to send for a Statement of Additional Information;

      (c) to deliver any Statement of Additional Information and any financial statements required to be made available under this Form promptly upon written or oral request.


      REPRESENTATION AS TO THE REASONABLENESS OF AGGREGATE FEES AND CHARGES

      New York Life Insurance and Annuity Corporation ("NYLIAC"), the sponsoring insurance company of NYLIAC Variable Annuity Separate Account-IV, hereby represents that the fees and charges deducted under the New York Life
Premier Plus Variable Annuity and the New York Life Premier Variable
Annuity Policies are reasonable in relation to the services rendered, the expenses expected to be incurred and the risks assumed by NYLIAC.

SECTION 403(b) REPRESENTATIONS

      Registrant represents that it is relying on a no-action letter dated November 28, 1988, to the American Council of Life Insurance (Ref. No. IP-6-88) regarding Sections 22(e), 27(c)(1), and 27(d) of the Investment Company Act of 1940, in connection with redeemability restrictions on Section 403(b) Policies, and that paragraphs numbered (1) through (4) of that letter will be complied with.

                                   SIGNATURES


     As required by the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has caused this Registration Statement to be signed on its behalf, in the City and State of New York on this 18th day of April 2011.


                                              NYLIAC VARIABLE ANNUITY
                                              SEPARATE ACCOUNT-IV
                                                   (Registrant)

                                              By:  /s/ Nikhil A. Advani
                                                   -----------------------------
                                                   Nikhil A. Advani
                                                   Vice President


                                              NEW YORK LIFE INSURANCE AND
                                              ANNUITY CORPORATION
                                                   (Depositor)

                                              By:  /s/ Nikhil A. Advani
                                                   -----------------------------
                                                   Nikhil A. Advani
                                                   Vice President

As required by the Securities Act of 1933, this Amendment to the Registration Statement has been signed by the following persons in the capacities and on the date indicated:


Christopher O. Blunt*          Director

Frank M. Boccio*               Director

Stephen P. Fisher*             Director

John T. Fleurant*              Director

Robert M. Gardner*             Vice President and Controller
                               (Principal Accounting Officer)

Solomon Goldfinger*            Director

Michael J. Gordon*             Director

Steven D. Lash*                Director

Theodore A. Mathas*            Chairman and President (Principal Executive
                               Officer)

Mark W. Pfaff*                 Director

Arthur H. Seter*               Director

Michael E. Sproule*            Director and Chief Financial Officer

Joel M. Steinberg*             Director

Susan A. Thrope*               Director




By:       /s/ Nikhil A. Advani
      ----------------------------------
      Nikhil A. Advani
      Attorney-in-Fact
      April 18, 2011


*  Pursuant to Powers of Attorney previously filed.

                                       EXHIBIT INDEX


Exhibit
Number                                  Description

(9)                   Opinion and Consent of Thomas F. English, Esq.

(10)(a)               Consent of PricewaterhouseCoopers LLP